UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06569

Exact name of registrant as specified in charter:	Ivy Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2022

Item 1. Reports to Stockholders

Annual report

Alternative / specialty funds

Delaware Ivy Energy Fund

(formerly, Ivy Energy Fund)

Delaware Ivy LaSalle Global Real Estate Fund

(formerly, Ivy LaSalle Global Real Estate Fund)

Delaware Ivy Natural Resources Fund

(formerly, Ivy Natural Resources Fund)

Delaware Ivy Science and Technology Fund

(formerly, Ivy Science and Technology Fund)

Delaware Ivy Securian Real Estate Securities Fund

(formerly, Ivy Securian Real Estate Securities Fund)

Multi-asset funds

Delaware Ivy Asset Strategy Fund

(formerly, Ivy Asset Strategy Fund)

Delaware Ivy Balanced Fund

(formerly, Ivy Balanced Fund)

March 31, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 888 923-3355. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy Asset Strategy Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Asset Strategy Fund (Class I shares)	1-year return	+5.34%
Delaware Ivy Asset Strategy Fund (Class A shares)	1-year return	+5.07%
MSCI ACWI (All Country World Index) (net) (benchmark)	1-year return	+7.28%
MSCI ACWI (All Country World Index) (gross) (benchmark)	1-year return	+7.73%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Asset Strategy Fund, please see the table on page 19.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 22 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG portfolio managers Stefan Löwenthal and Jürgen Wurzer and Aaron D. Young of Delaware Management Company (DMC) to join F. Chace Brundige of DMC as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

Market review

The trailing fiscal year provided a volatile mix of returns across asset classes for multi-asset portfolios. The second through fourth quarters of 2021 continued the trend of strong returns for risky assets during this economic cycle, especially in the US and Europe. Fixed-income markets posted gains as the US Federal Reserve maintained loose monetary policy, which kept yields and corporate credit spreads relatively stable. Markets experienced some volatility in late summer when the Chinese government set regulatory measures in the technology and real estate sectors, which, together with the turbulence surrounding the real estate giant Evergrande, caused setbacks, particularly in emerging markets. In the US, continued strong corporate earnings results and positive economic data, together with monetary and fiscal stimulus, drove stocks higher in the fourth quarter of 2021, with some indexes reaching all-time highs.

Unfortunately, much of these gains were erased during an extremely volatile beginning of calendar year 2022 that saw significant declines in January and February across both equity and fixed-income markets, somewhat mitigated by a rebound in March. Many factors contributed to the sudden change in risk appetite. The Fed reset market expectations for tighter monetary policy and an end to its quantitative easing program, which it began tapering in the fourth quarter of 2021 in the face of increasingly strong inflation data and tighter conditions in the labor market.

In addition to inflation and related tighter monetary policy, Russia’s troop buildup on the border with Ukraine was a key driver of negative market sentiment. Following Russia’s invasion, and the subsequent unprecedented sanctions (including a freeze on Russian central bank reserves, oil sanctions, and a trading ban on Russian financial stocks), commodity prices squeezed higher, yields rose sharply, corporate bond spreads widened, and equities experienced a significant draw-down in early 2022. Government bonds were briefly in demand as a safe haven, but quickly resumed their downward trend as market participants priced in more rate hikes as the Fed communicated its intention to continue increasing rates to combat inflation.

Despite this backdrop, equities began a sudden recovery from oversold levels, finding support from negative extremes in both sentiment and positioning. The subsequent rally in March partially mitigated prior losses in the quarter. Due to this recovery and strong performance in the prior three quarters of 2021, developed markets equities ended the 12-month period with strong returns. The US

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Portfolio management reviews

Delaware Ivy Asset Strategy Fund

dollar strengthened significantly against most currencies throughout the period, causing international assets to lag and US equities to outperform. However, for multi-asset portfolios, these equity gains were still offset by losses in fixed-income markets as higher yields resulted in lower prices for bonds.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Asset Strategy Fund underperformed its benchmark, the MSCI ACWI Index. The Fund’s Class I shares gained 5.34%. The Fund’s Class A shares advanced 5.07% at net asset value and 1.39% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark (net) gained 7.28%. For complete, annualized performance of Delaware Ivy Asset Strategy Fund, please see the table on page 19.

The Fund’s Class I shares posted a 5.34% return, which lagged the benchmark performance for the fiscal year. Relative underperformance can primarily be attributed to the Fund’s multi-asset nature, and its resulting exposure to fixed-income markets that declined in the period. The Fund had an average exposure of approximately 70% to equities throughout the fiscal year. Within the equity portfolio, the Fund’s holdings outperformed the benchmark.

The Fund continues to be managed with bottom-up (stock by stock) security selection, complimented by our multi-asset framework as an investment overlay. Significant changes within the Fund during the period were primarily to invest in securities that were down due to volatility and to sell those where we saw limited upside or considerable downside risk.

Positive equity performance was largely driven by strong stock selection in industrials, communication services, and healthcare. The Fund’s underweight allocation to China and overweight allocation to India also helped relative performance. The Fund has maintained an underweight allocation to China as we perceived valuations to be too high through early 2021, accompanied by risk overhangs, which led to further avoidance. The overweight allocation to India stems from a few select holdings as the weighting in the benchmark index is quite low.

On an individual stock basis, the main contributor to performance was Canadian Natural Resources Ltd., an energy company that rallied with the recovery in commodity prices. Gartner Inc., a consulting company with a large conference business, was also a key performer as the company continued to execute through what many had believed would be a difficult environment. Ultimately, Gartner’s virtual conferences provided a quick solution and benefitted its bottom line.

Detracting from relative performance was Ping An Insurance Group Co. of China Ltd. and HelloFresh SE. The Fund no longer holds Ping An Insurance, a Chinese insurance company, which struggled as the pandemic-related border control with Hong Kong weighed on the company’s high-growth life insurance business. HelloFresh, a food delivery business with a large US presence, struggled as growth stocks, particularly those that were COVID-19 beneficiaries, experienced a large pullback in late 2021 and into 2022. We believe the company has a robust long-term growth trajectory.

The diversification portion of the Fund performed well relative to major bond indices. Gold was up nearly 14%, which contributed significantly to relative performance. Additionally, our position in Frontier Communications Corp., which we bought as a distressed asset, did well and we converted the asset to equity during the fiscal year. Energy-related credits also did well. Detracting from performance was a mix of government bonds, which suffered with the rise in interest rates, financial services-related corporates, and several corporate bonds of emerging-market companies.

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Portfolio management reviews

Delaware Ivy Balanced Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Balanced Fund (Class I shares)	1-year return	+4.82%
Delaware Ivy Balanced Fund (Class A shares)	1-year return	+4.57%
S&P 500® Index (benchmark)	1-year return	+15.65%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.15%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Balanced Fund, please see the table on page 23.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 25 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of capital appreciation and current income.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Stefan Löwenthal and Jürgen Wurzer of Macquarie Investment Management Austria Kapitalanlage and Aaron D. Young of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

Performance was mixed during the Fund’s fiscal year ended March 31, 2022. In the first nine months of the fiscal period, notwithstanding some setbacks, higher-risk assets performed well – especially in the US and Europe. Commodities also did well, as did government bonds, which posted partial gains over this period. Inflation, already an issue in the second quarter of 2021, was initially classified as transitory by the US Federal Reserve, which maintained loose monetary policy. Yields fell during this period both in the US and in Europe. Solid corporate results and economic data, together with monetary stimulus and trillion-dollar US fiscal stimulus, drove equity markets higher.

In the summer of 2021, the Chinese government issued new regulations in the technology and real estate sectors. These measures, and the debt default by Chinese property developer Evergrande, caused setbacks to global markets and resulted in a decline in emerging markets equities. Developed markets equities were able to recover from the setback.

In the US, the reporting season for the second quarter of 2021 provided positive surprises. Equities in developed markets resumed their upward trend in the fourth quarter, with some indices reaching all-time highs. Meanwhile, the Fed adopted a more cautious stance on inflation. Over the summer, the Fed hinted at ending quantitative easing and began doing so in the fall. Yields then began a gradual rise mainly at the short end. Global oil prices rose sharply, and natural gas prices climbed significantly in Europe.

In early 2022, with inflation increasing, yields began to rise sharply, and equities began selling off. Corporate bond spreads also rose sharply. Russia’s troop buildup on the border with Ukraine was a key driver of negative market sentiment. Following Russia’s invasion and the subsequent unprecedented sanctions, the global equity selloff intensified. Conversely, commodity prices rose sharply.

Government bonds were briefly in demand as a haven, but quickly resumed a downward trend. The Fed set its first interest rate hike in March 2022 and indicated several additional moves. As US consumer price inflation increased to a 7% annual rate, Fed Chairman Jerome Powell said the labor market was “tight to an unhealthy level.”

Against this backdrop, in the final weeks of the Fund’s fiscal year, equities began a surprising recovery rally and limited prior losses to some extent. As a result, developed markets equities ended the 12-month period with strong growth. US equities outperformed all major

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Portfolio management reviews

Delaware Ivy Balanced Fund

regions. Oil prices took an extreme roller coaster ride in March 2022, but after President Biden announced the release of 30 million barrels from the Strategic Petroleum Reserve, gains were reasonably contained. The US dollar strengthened significantly against most currencies throughout the fiscal year, causing international assets to lag.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Balanced Fund underperformed its primary benchmark, the S&P 500 Index, and outperformed its other benchmark, the Bloomberg US Aggregate Index. The Fund’s Class I shares gained 4.82%. The Fund’s Class A shares advanced 4.57% at net asset value and 0.91% at maximum offer price. During the same period, the S&P 500 Index gained 15.65% and the Bloomberg US Aggregate Index declined 4.15%. For complete, annualized performance of Delaware Ivy Balanced Fund, please see the table on page 23.

The performance of the Fund reflects the mix of returns in the underlying assets during the fiscal period and their allocation weightings. The portfolio gained from the allocation decision to overweight equity securities and to underweight fixed income. The Fund also gained from outperformance within the fixed-income portion of the portfolio, which can be attributed to sector allocation within fixed income as well as positive security selection effects, primarily within the Treasury and corporate sectors of the bond market.

However, these benefits were more than offset by relative underperformance among holdings relative to the Fund’s equity benchmark. The most significant detractors to equity performance in the fiscal period were security selection effects within the consumer discretionary, information technology, and healthcare sectors. Positive stock selection within the industrials and communications services sectors along with an overweight position to the financials sector partially offset this. Among individual securities, the five most significant detractors from portfolio returns were Aptiv PLC, Las Vegas Sands Corp., KKR & Co. Inc., TE Connectivity Ltd., and Nike Inc. while the five most significant contributors to performance were Microsoft Corp., Eli Lilly and Co., Apple Inc., UnitedHealth Group Inc., and Alphabet Inc.

Aptiv stock declined during the measurement period primarily due to parts shortages in the global auto supply chain. Supply disruptions affected global auto production and resulted in increased costs for Aptiv and other auto suppliers. Aptiv currently benefits from growth tied to electrification in vehicles along with the addition of technology features such as adaptive safety. We made no substantive changes to our position within the Fund’s portfolio, and, once auto volumes recover, we expect the demand dynamics, market penetration, and valuation to be highly attractive.

TE Connectivity was similarly affected by the reduction in auto volumes tied to parts shortages as approximately 40% of the company’s sales are sourced from the transportation sector. As a manufacturer of electrical connectors, we believe TE Connectivity should also benefit from the shift to more electrified vehicles, more electrification within the industrials sector, and the recovery within the aerospace industry.

KKR & Co.’s share price declined in the measurement period though it had appreciated substantially over the preceding two-plus years. As an alternative asset manager, KKR & Co. invests in private equity, real estate, credit, and infrastructure on behalf of clients that include pension funds, endowments, sovereign wealth funds, and private individuals. Asset growth has been, and is expected to be, robust based on strong long-term track records of delivering investment performance, though quarterly fluctuations in asset markets and fears of a Fed-induced correction in markets have weighed on the stock. We continue to hold a meaningful position in the company.

Nike shares declined during the measurement period primarily due to the disruption in sales volume associated with supply challenges from COVID-19-affected markets. Several factors were in play during the fiscal year, including intermittent factory closings in China and Southeast Asia to help try and control the spread of the pandemic, port disruption, and below trend sales levels due to slowing consumer demand. Recognizing that Nike shares are not as cheap when compared to other pandemic-affected equities and that the global demand environment is likely to weaken further due to rapid inflation, central bank actions, and higher commodity costs (particularly in Europe), we substantially reduced our stake in Nike.

Two years after the pandemic disrupted global markets, the world economy now confronts another challenge, the Russian invasion of Ukraine. In addition to the humanitarian crisis caused by this disruption of the post-Cold-War world order, the conflict augments the challenges that financial markets face.

We have previously argued that global central banks could be patient in their shift toward a more hawkish stance, given that many had focused on both a flexible inflation target and an inclusive labor market. But today, with inflation running at 30-year highs in many countries and unemployment rates close to pre-pandemic lows, several central banks, from both developed and developing countries, have begun tightening cycles. In its March 2022 meeting, the Fed confirmed that its emergency stimulus measures have ended, interest rate hikes have begun, and balance-sheet reduction will commence. Amid high inflation and strong economic activity, this looks to us like the correct thing to do.

That said, we believe that balance-sheet reduction or quantitative tightening will be a headwind for markets, leading to increased volatility as central banks increase rates. We think asset prices

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should likely adjust from highly accommodative monetary policy and low inflation to this new normal. At the same time, normalizing yield levels could put pressure on fixed income. From our perspective, the chances of another year of double-digit equity market performance are low.

We think a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty. The Multi-Asset team’s decisions are taken collectively, and the weightings assigned to individual asset classes reflect our unique asset class ranking methodology, highlighted by our distinctive pairwise approach, which includes assessment of one asset class versus another on a head-to-head basis. Vigilant and continuous assessment of the current market environment may, in our view, offer opportunities to take advantage of market dislocations and has the potential to achieve what we consider to be attractive risk-adjusted returns through an active focus on portfolio risk and diversification.

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Portfolio management reviews

Delaware Ivy Energy Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Energy Fund (Class I shares)	1-year return	+59.90%
Delaware Ivy Energy Fund (Class A shares)	1-year return	+59.24%
S&P 1500 Energy Sector Index (benchmark)	1-year return	+64.21%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Energy Fund, please see the table on page 26.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 28 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Samuel Halpert and Geoffrey King of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

Market review

The Fund’s fiscal year ended March 31, 2022, was notably strong for the energy sector. Back in September 2020, before this fiscal year had begun, we had grown more optimistic about the natural resources sector, especially energy. After the initial outbreak of COVID-19 had pushed crude prices into negative territory, a narrative developed that the world was moving beyond traditional fossil fuels (oil and natural gas) and that we had witnessed “peak global oil demand” in 2019. As a result, oil and gas companies found their access to capital severely limited.

To attract investor capital, energy companies adopted the mining industry’s approach: consolidation, lower investment in growth, and higher shareholder returns. By March 31, 2022, however, crude oil demand had increased significantly. Coupled with the lack of investment in traditional energy during this time frame, global crude oil and refined-product inventory levels declined, and OPEC spare capacity fell to concerning levels.

The Russian invasion of Ukraine in late February 2022 caused massive dislocations across the energy complex. Russia is a key supplier of natural gas to Europe and one of the world’s largest oil producers. Before the conflict began, Europe already struggled with low natural gas inventories and related natural gas price spikes. Commissioning the Russian Nord Stream 2 pipeline would have brought incremental Russian gas directly into Germany. Now, however, the project is unlikely to be realized as Europe seeks to diversify away from Russian energy. US natural gas and liquefied natural gas (LNG) export facilities are a likely long-term solution.

European refineries, as large users of natural gas, are now heavily disadvantaged, paying as much as six times more for natural gas than their US counterparts. The refining systems are also challenged by a lack of Russian feedstock. The reduction in European refining capacity coupled with increased global demand has helped create a profitable environment for the US refining system.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Energy Fund advanced strongly, although it underperformed its benchmark, the S&P 1500 Energy Sector Index. The Fund’s Class I shares gained 59.90%. The Fund’s Class A shares rose 59.24% at net asset value and 53.77% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 64.21%. For complete, annualized performance of Delaware Ivy Energy Fund, please see the table on page 26.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

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After assuming management of the Fund on November 15, 2021, we significantly altered the portfolio by rotating into energy companies that we thought would benefit most from the current environment. By reducing the Fund’s allocation both to smaller-cap oil service companies and to some utilities and other renewable energy companies, we increased the Fund’s allocation to natural gas companies, added to holdings in exploration and production (E&P) companies, and changed the Fund’s holdings in refining companies.

For the fiscal year, traditional energy constituted approximately 89% of the portfolio on average; utilities, 5%; renewable energy, 5%; and cash, 3% (may not add up to 100% due to rounding). As of March 31, 2022, the Fund’s portfolio was 77% weighted to the US, 8% to Canada, and 15% to Western Europe. Traditional energy was the largest contributor to performance in both weighting and total return given the substantial rise in the price of oil, natural gas, natural gas liquids, and refined products. The largest detractors from performance were two small renewable energy positions. These names are more growth-oriented and faltered as investors shunned growth in anticipation of a higher interest rate environment.

Chevron Corp. was the largest contributor to the Fund’s performance for the period, benefiting from rapidly escalating oil, gas, and refined product prices. Chevron’s business model is disproportionately exposed to crude oil versus its more integrated major peers. The company also clarified its renewable fuels position through the acquisition of Renewable Energy Group Inc.

Equinor ASA was another contributor to performance during the period. We are particularly attracted to Equinor’s large and growing volume of European-focused natural gas. Given the current and projected natural gas shortages in Europe, we believe Equinor should continue to realize elevated prices. We view natural gas as an advantaged low-carbon fuel source and find Equinor’s projected European growth in natural gas volume compelling. Equinor also has continued to profitably navigate the energy transition as an early developer of wind projects. Despite these strong attributes, Equinor trades at a meaningful discount to its peers, which we view as unwarranted.

As mentioned, renewable-energy and clean-tech companies underperformed during the period. We continue to seek companies with disruptive and differentiated technologies or platforms that have the potential to achieve rapid growth during the energy transition. We purposefully keep the position sizes in these companies smaller given their more growth-oriented strategies, but we think they are important holdings as the energy transition commences. One Fund holding, Sunrun Inc., the largest residential solar installer, was among the main detractors from performance. Although Sunrun is expensive on a traditional financial-multiple basis, we believe this is chiefly due to its practice of expensing what should be capitalized expenditures. We think the company is undervalued and has a solid growth profile for the foreseeable future. When growth and high multiple stocks came under pressure, Sunrun suffered disproportionately. Adding to the underperformance, the California Public Utility Commission issued a new net-metering proposal, which, if adopted, would negatively affect the economics of residential solar installations in California.

The weakness in growth-oriented equities also affected Li-Cycle Holdings Corp. during the period. Li-Cycle provides lithium-ion battery recycling solutions. Importantly, while traditional recycling processes burn batteries to recover metals (creating significant greenhouse-gas-intensive emissions), Li-Cycle uses a patented hydrometallurgical process. The process and platform have recently been validated by several joint venture and direct investments in the company from several entities including LG Chem Ltd. and Koch Industries Inc. In December 2021, LG Chem invested $50 million in the company, which will enable Li-Cycle to expand its first recycling “hub” in Rochester, N.Y. Unfortunately, this expansion added to capital expenditures owing to inflationary pressure and an expansion of project scope. The development also came at an inopportune time as growth companies were already under pressure. We continue to believe Li-Cycle may benefit from the electrification of the vehicle fleet through its partnerships with numerous automobile battery manufacturers.

Over the reporting period, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies, but the usage had no material impact on Fund performance.

Despite rapidly escalating oil, natural-gas, and refined-product prices, we continue to see the deprivation of capital and capital discipline among energy producers supporting reduced supply. In the short term, energy demand continues to rise as the world recovers from COVID-19-induced shutdowns. Longer-term structural demand tailwinds persist as the world seeks commodity-intensive lower carbon energy sources in the form of renewable energy and battery storage. While investment in renewable energy for a lower carbon future remains insufficient to meet this demand, investment in traditional energy and natural resource commodities also remains woefully inadequate. We don’t see this abating for a multitude of reasons, including political issues, undesirable industry carbon footprints, lack of access to capital, higher cost of capital, and capital-return strategies that favor shareholders rather than growth. We believe that the outlook for reduced supplies combined with rising demand may cause severe inflationary pressure across the energy complex.

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Portfolio management reviews

Delaware Ivy Energy Fund

The companies we target for investment are structurally advantaged, have low-cost assets, and balance sheets and cash flow to support development.

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Portfolio management reviews

Delaware Ivy LaSalle Global Real Estate Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy LaSalle Global Real Estate Fund (Class I shares)	1-year return	+16.62%
Delaware Ivy LaSalle Global Real Estate Fund (Class A shares)	1-year return	+16.12%
FTSE EPRA Nareit Developed Index (benchmark)	1-year return	+15.37%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy LaSalle Global Real Estate Fund, please see the table on page 29.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 31 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide seeks to provide total return through long-term capital appreciation and current income.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

Real estate securities continued to recover from the virus-induced downturn during the measurement period. Global real estate securities gained 15.4% for the fiscal period. Real estate securities were supported by strengthening fundamentals as global economies reopened, secular and structural demand tailwinds remained in place, growing investment demand for the sector increased, and supportive financial conditions continued.

While advancing in the full 12-month period, the recovery became more volatile as the fiscal year progressed. As the pandemic impact continued to fade, investors shifted their focus to the path forward, which included post-pandemic economic growth, elevated inflation, the removal of accommodative monetary policy, and geopolitical tensions. The back-and-forth nature of sentiment drove performance rotations between growth-oriented property types and those more geared to the reopening. The key factors, which impacted global real estate securities, financial markets, and sentiment during the measurement period, are detailed below.

Global real estate securities continued their recovery in the second quarter of calendar year 2021, supported by declining virus case counts, vaccine distribution, supportive monetary policy, strengthening economic data, and solid earnings results and outlooks. As the fiscal year period progressed into the third quarter of calendar year 2021, risk assets and global real estate securities began to trade sideways on a series of market events and shifting market sentiment. The emergence of a new and more contagious virus variant stoked fears of a deceleration of economic growth. Yet, these concerns dissipated with vaccine efficacy, the continued economic recovery, and strong earnings reporting periods. With a clearer path to reopening, investors began grappling with the impact of elevated inflation, higher interest rates, and the end of emergency monetary policy measures, which cooled gains.

These newfound concerns eased for much of the fourth quarter of calendar year 2021, buoying further advances from real estate securities. Continued improvement in virus dynamics, a strong start to the results reporting period, and global central banks transparently signaling the end of emergency monetary policy measures helped to refocus investors toward the ongoing recovery and increases in economic activity. However, once again, this positive sentiment would turn negative with the emergence of the Omicron virus variant. Share price declines, however, would be short-lived as real estate securities surged into year-end 2021 as virus-induced fears receded, given limited severe infections and hospitalization from the new variant.

Real estate securities and risk assets pulled back to start calendar year 2022 as concerns related to the impact of the removal of accommodative monetary policy and higher inflation levels returned to the forefront. These concerns continued to ebb and flow into the end of the measurement period with additional concerns arising from increased political tensions, culminating with Russia’s invasion of Ukraine.

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Portfolio management reviews

Delaware Ivy LaSalle Global Real Estate Fund

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy LaSalle Global Real Estate Fund outperformed its primary benchmark, the FTSE EPRA Nareit Developed Index. The Fund’s Class I shares gained 16.62%. The Fund’s Class A shares advanced 16.12% at net asset value and 12.10% at maximum offer price. During the same period, the FTSE EPRA Nareit Developed Index gained 15.37%. For complete, annualized performance of Delaware Ivy LaSalle Global Real Estate Fund, please see the table on page 29.

Positive stock selection and sector positioning drove the Fund’s relative outperformance. The factors which had the most effect on relative performance during the measurement period are detailed below.

The Fund held an overweight position to the single-family rental housing sector, via overweight positions to Invitation Homes Inc. and Tricon Residential Inc. The single-family rental sector has continued to benefit from the structural undersupply of housing in the US and increased demand via such factors as growing family formation, increasing prices to own, and the pandemic-induced demand for larger suburban dwellings. This has resulted in robust occupancy and rental rate gains. Growing investment demand, particularly from private equity in the property type, has also buoyed the sector; Tricon was a direct beneficiary of this dynamic.

The Fund held an overweight position to cell tower company, SBA Communications Corp. The cell tower sector continues to benefit from growing demand for wireless data and the roll-out of 5G, as the infrastructure which supports wireless networks. SBA has benefitted given its sizable portfolio exposure to US. macro towers, which should continue to be a significant beneficiary of the trend; as such, the company has relayed better than anticipated leasing expectations and guidance.

The Fund held underweight positions to the office and diversified sectors, which trailed in the continued recovery. The office and diversified (largely office and retail asset owners) sectors have continued to be affected by the pandemic as new virus variants and periods of rising case counts have delayed return to office initiatives. Wider adoption of hybrid and work from home models has generated uncertainty related to the longer-term outlook for the office sector.

Among the Fund’s largest detractors from relative performance was an overweight position to development-focused companies, via overweight positions to Mitsubishi Estate ADR and Mitsui Fudosan ADR.

Most developers are concentrated in the Asia Pacific region, and in those markets, these companies were negatively affected by more restrictive virus containment measures as multiple variants emerged, creating an overhang of uncertainty, and resulting in underperformance. Since these businesses own and develop high-quality office and multi-use properties, they were among those the most impacted by containment and lockdown measures.

Over the reporting period, the Fund used spot FX transactions to move cash from one currency to another to facilitate purchases and distributions, but the usage had no material impact on Fund performance.

The Fund continues to hold overweight positions in development-focused companies given several factors, including: the potential for improved governance; improving shareholder returns in the form of share buybacks or higher payout ratios; and the sector potentially benefiting from higher inflation and cyclicality. This view played out and contributed to Fund performance in the first quarter of 2022.

Heightened inflation levels and expectations have led development-focused companies, along with the other reopening oriented property types, to outperform year-to-date in 2022.

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Portfolio management reviews

Delaware Ivy Natural Resources Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Natural Resources Fund (Class I shares)	1-year return	+40.30%
Delaware Ivy Natural Resources Fund (Class A shares)	1-year return	+39.47%
S&P North American Natural Resources Sector Index (benchmark)	1-year return	+51.58%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Natural Resources Fund, please see the table on page 32.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 34 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Samuel Halpert and Geoffrey King of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

Market review

The Fund’s fiscal year ended March 31, 2022, was notably strong for the natural resources sector. The deployment of COVID-19 vaccines in early 2021 combined with the easing of COVID restrictions led to a significant boost in demand for commodities. In early 2022, the Russia-Ukraine conflict resulted in market dislocations for many commodities. This led to some of the strongest relative and absolute performance for natural-resource-related equities in years. Steel, copper, energy, and agriculture producers represented some of the strongest-performing subindices in the S&P 500® Index.

Back in September 2020, before this fiscal year had begun, we had grown more optimistic about the natural resources sector, especially energy. After the initial outbreak of COVID-19 had pushed crude prices into negative territory, a narrative developed that the world was moving beyond traditional fossil fuels (oil and natural gas) and that we had witnessed “peak global oil demand” in 2019. As a result, oil and gas companies found their access to capital severely limited.

To attract investor capital, energy companies adopted the mining industry’s approach: consolidation, lower investment in growth, and higher shareholder returns. By March 31, 2022, however, crude oil demand had increased significantly. Coupled with the lack of investment in traditional energy during this time frame, global crude oil and refined-product inventory levels declined, and OPEC spare capacity fell to concerning levels.

The Russia-Ukraine conflict caused massive dislocations across the natural resources complex. It seems clear that the Western world will not tolerate Russian aggression and seeks to diversify away from its dependence on Russian natural resources. Even with a peaceful resolution to the conflict, we do not see this changing.

Within energy, the conflict affected natural gas most acutely. Even before the conflict began, Europe struggled with low natural gas inventories and natural gas price spikes. The Russian Nord Stream 2 pipeline, which would have brought Russian natural gas directly into Germany, is now highly unlikely to be commissioned. This makes US natural gas and liquefied natural gas (LNG) export facilities a likely long-term solution to fill European demand.

Higher natural gas prices also affect fertilizer markets. Natural gas is a key feedstock and higher prices in Europe have impacted the profitability of fertilizer plants to the advantage of US-based producers. Another key fertilizer, potash, was also severely affected. Higher global prices for food and feed are the likely outcome.

The war in Ukraine also curtailed oil and refined product flows. European refineries, as large users of natural gas, are now heavily disadvantaged, paying as much as six times more for natural gas than their US counterparts. The refining systems are also challenged by a lack of Russian feedstock. The reduction in European refining

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Portfolio management reviews

Delaware Ivy Natural Resources Fund

capacity coupled with increased global demand has helped create a profitable environment for the US refining system.

Pre-conflict, Russia was a major mining district with a substantial proportion of the global market for numerous metals and bulks. With sanctions affecting exports, already tight supply-demand balances are moving to concerning levels.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Natural Resources Fund advanced significantly, although it underperformed its benchmark, the S&P North American Natural Resources Sector Index. The Fund’s Class I shares gained 40.30%. The Fund’s Class A shares rose 39.47% at net asset value and 34.59% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 51.58%. For complete, annualized performance of Delaware Ivy Natural Resources Fund, please see the table on page 32.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

After assuming management of the Fund on November 15, 2021, we made significant changes to subsector and individual company allocations. We increased allocations to agriculture and to metals and mining, specifically copper. The turnover within individual positions occurred across all subsectors and most notably within energy, metals and mining, and wood products. The Fund also rotated into several smaller renewable positions that we believe stand to benefit from the transition to renewable energy sources.

As of March 31, 2022, the Fund’s largest sector allocation was traditional energy, which constituted approximately 45% of the portfolio; followed by materials (metals and mining, agriculture, and wood products), 32%; consumer staples (agriculture), 6%; real estate (timber), 4%; industrials (renewable energy and aggregates), 6%; and other (uranium, nuclear and cash), 7%. As of fiscal year end, the Fund’s portfolio was 66% weighted to the US, 18% to Canada, 9% to Western Europe, 5% to Asia Pacific, and 2% to Latin America.

For the period from November 15, 2021, through March 31, 2022, energy was the largest contributor to performance in terms of both weighting and total return due to the substantial rise in prices of oil, natural gas, natural gas liquids, and refined products. The largest detractors from performance were two renewable energy positions. These companies are more growth-oriented and faltered as investors shunned growth in anticipation of a higher interest rate environment.

Nutrien Ltd., a producer of nitrogen, phosphate, and potash products worldwide, was a large contributor to performance during the period. Demand for fertilizer is largely driven by agricultural prices, which remained strong during the fiscal year. Fertilizer, specifically nitrogen, is largely made from natural gas. Before and after the advent of the Russia-Ukraine conflict, inventories remained low, with supply constrained by surging natural gas prices in Europe and Asia, which led to European fertilizer plant curtailments. Nutrien’s production is located largely outside of Europe, where natural gas prices remain subdued. Nutrien also benefited from potash supply constraints due to the Russia-Ukraine conflict. Nutrien plans to increase potash production but wants to ensure the supply outage is sustained before bringing on expensive and long lead-time assets. In the meantime, the company will likely benefit from higher prices and higher free cash flow, perhaps returned to shareholders via dividends and buybacks.

EQT Corp., an Appalachian-focused natural gas producer, also contributed to the Fund’s performance. EQT has been going through a strategic transformation, consolidating several large transactions involving the Marcellus Shale in Pennsylvania. Through two major transactions, the company added significant reserves and production to its reserve base during the energy market downturn. Importantly, these transactions gave the company additional scale and a much-improved financial profile. Significant debt reduction ensued, which brought the company to investment grade status. This will allow EQT to backstop LNG supply contracts and access much higher international natural gas prices. US natural gas remains one of the cheapest and carbon-friendly energy sources in the world. With one of the cheapest valuations in the exploration and production (E&P) space, EQT may benefit from these trends.

Renewable energy and clean-tech names underperformed during the period. We continue to seek out companies with disruptive and differentiated technologies or platforms that have the potential to achieve rapid growth during the energy transition. One Fund holding, Sunrun Inc., the largest residential solar installer, was among the main detractors from performance. Although Sunrun is expensive on a traditional financial multiple basis, we believe this is largely because of its expensing what should be capitalized expenditures. We think the company is undervalued and has a solid growth profile for the foreseeable future.

The weakness in growth-oriented equities also affected Li-Cycle Holdings Corp. during the period. Li-Cycle provides lithium-ion battery recycling solutions. Importantly, while traditional recycling processes burn batteries to recover the metals (creating significant greenhouse-gas-intensive emissions), Li-Cycle uses a patented hydrometallurgical process. The process and platform have recently been validated by several joint venture and direct investments in the company from several entities including LG Chem Ltd. and Koch Industries Inc. In December, LG Chem invested $50 million in the company, which will enable Li-Cycle to expand its first recycling “hub”

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in Rochester, N.Y. Unfortunately, this expansion added to capital expenditures owing to inflationary pressure and an expansion of project scope. The development also came at an inopportune time as growth companies were already under pressure.

Over the reporting period, the Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies, but the usage had no material impact on Fund performance.

In the short term, we believe little will change the challenged supply situation, which existed even before the Russian-Ukrainian conflict. In our view, much of this is driven by environmental, social and governance (ESG) issues that are stimulating demand while constraining supply. Specifically, the environmental part of ESG is driving demand for renewable energy, electric vehicles, and battery storage. Current investment in renewable energy remains inadequate to meet demand, and investment in the commodities required to facilitate this transition remains woefully deficient. We don’t see this abating for a multitude of reasons, including political issues, lack of access to capital, higher cost of capital, and capital return strategies that favor shareholders rather than growth. We believe that the outlook for reduced supplies combined with rising demand may cause severe inflationary pressure across the energy complex.

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Portfolio management reviews

Delaware Ivy Science and Technology Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Science and Technology Fund (Class I shares)	1-year return	-0.04%
Delaware Ivy Science and Technology Fund (Class A shares)	1-year return	-0.21%
S&P North American Technology Sector Index (benchmark)	1-year return	+8.72%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Science and Technology Fund, please see the table on page 35.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 37 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On November 15, 2021, Gustaf C. Zinn was added as an additional portfolio manager for the Fund.

Market review

Fiscal year ended March 31, 2022, may best be described as a transitional year in the COVID-19 era. After a dramatic fiscal 2021, which included pandemic-driven economic shutdowns, overwhelmed healthcare systems, massive job losses, and the most aggressive US Federal Reserve policy actions in history, we entered 2021 with hopes of normalization as vaccines began mass production. Unfortunately, COVID-19 variants like Delta and Omicron became everyday terms, even as vaccination rates climbed during the year.

While divisive politics are nothing new in Washington DC, the razor-thin margin of the Democratic Party’s congressional majority created volatility in the policy-making process throughout 2021. A key tenet of President Biden’s campaign, the Bipartisan Infrastructure Bill, went through numerous iterations and delays, ultimately passing in November as the Infrastructure Investment and Jobs Act with a reduced-price tag of $1.2 trillion. Initially, markets were concerned that corporate and capital gains tax rates would rise meaningfully to pay for the bill and other campaign priorities. When it became less likely that large tax increases would happen, the reconciliation bill, with many taxation provisions, was further delayed into 2022.

Internationally, China remained at the forefront of US government concerns. The year was a continuation of stricter policies around Chinese technology companies, with a genuine focus on incentivizing semiconductor companies to produce more chips domestically on national security grounds. After China’s brazen push in Hong Kong, Taiwan garnered attention as a potential next move by the Chinese government. Taiwan is a key technology hub and a clear rising concern for policymakers. Additionally, Russia’s invasion of Ukraine added another vector of concern within the global order.

In economic terms, massive stimulus continued to prop up the domestic economy through much of 2021, while tightening labor markets and global shortages became more acute. Wages began to rise, and it was difficult to go anywhere without seeing “Help Wanted” signs. Additionally, a combination of COVID-19 related shutdowns and robust demand stressed supply chains. These supply chain disruptions drove shortages in areas like autos and electronics, further exacerbating upward pricing pressures. It became extremely difficult to find an area of the economy that supply issues did not impact.

With the steep rise in prices across many categories, including housing and autos, and continued wage pressure, the conversation in markets shifted to speculation of when and how quickly the Fed would move to tighten monetary policy to ward off inflation. By the second half of calendar year 2021, and especially in the fourth quarter, the concern of higher interest rates and a decrease in the Fed’s balance sheet created volatility in the markets, especially for high-multiple, high-growth equities. This volatility carried over into the first quarter of calendar 2022 (the Fund’s final fiscal quarter) with rates continuing to rise over the course of the quarter.

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The combination of a global pandemic, divisive politics, international risks, and rising inflationary pressures would be expected to pressure financial markets. While the market held up well through calendar 2021, the first quarter of 2022 proved much more challenging as these underlying concerns, especially tightening monetary policy and higher inflation, finally had a more meaningful impact on the markets.

During the fiscal year, information technology stocks increased modestly, with the Fund’s benchmark advancing 8.72%. Within information technology, the hardware and semiconductor subsectors made significant positive relative contributions to performance. In addition to these subsectors, other areas like communication equipment and software added positively in an absolute sense, illustrating the broad market strength across the information technology sector that was a continuation of 2020. On the healthcare front, stocks struggled to keep up with the performance of technology names.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Science and Technology Fund underperformed its benchmark, the S&P North American Technology Sector Index. The Fund’s Class I shares declined 0.04%. The Fund’s Class A shares fell 0.21% at net asset value and 3.71% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 8.72%. For complete, annualized performance of Delaware Ivy Science and Technology Fund, please see the table on page 35.

The Fund underperformed its technology-only benchmark during the fiscal year. The technology portion of the Fund contributed positively on an absolute basis but relatively trailed the benchmark. Relative outperformers in the Fund’s technology exposure included Meta Platforms Inc. (formerly Facebook) and ON Semiconductor Corp. ON Semiconductor changed management teams and adjusted its business model to focus on higher margin verticals and a more focused product lineup. We expect this transformation to support improving financial performance and resulting stock price appreciation over the next few years, and it remains a holding in the Fund. Meta Platforms was a top 10 holding in the Fund during much of the fiscal year but was sold due to concerns about the fundamentals of its advertising business. Since Meta Platforms is a large position in the benchmark, our lack of exposure to the stock contributed positively to the Fund’s relative performance as our concerns played out and the stock sold off significantly late in the fiscal year.

Positions in Micron Technology Inc. and Universal Display Corp. were key detractors from performance. The Fund no longer owns Universal Display Corp. Micron remains in the Fund as we anticipate a rebound in the stock price as the memory market remains a key beneficiary of the data center boom, and the industry continues its rational competitive behavior. We reduced our exposure to Micron over the fiscal year, but we have conviction in its long-term opportunity and believe it is attractively valued.

Additionally, poor stock selection in the consumer discretionary sector, led by Alibaba Group Holding Ltd., detracted from performance. Alibaba was down more than 20% for the fiscal year.

During the period, the Fund’s exposure to healthcare contributed positively to relative performance. Healthcare is not represented in the benchmark, so the Fund’s allocation to the sector is an important distinction when comparing performance metrics. Moderna Inc. was the key contributor within healthcare as the company’s core mRNA (messenger ribonucleic acid) technology and its success in the COVID-19 vaccine market drove meaningful positive financial and stock performance. We reduced our position in Moderna over the course of the fiscal year as the stock price appreciation approached our valuation target.

The Fund maintained a low single-digit average cash position during the fiscal year. Additionally, the Fund used derivatives over the reporting period, but the usage had no material impact on Fund performance.

Fund positioning

As we entered the second half of the fiscal year, we became increasingly concerned about the rising specter of inflation and tightening monetary policy. This backdrop suggested potential pressure on higher multiple stocks within our investment universe. With our disciplined valuation approach to investing in innovation, we made several focused trades in the Fund over this time period. Overall, we skewed our weightings upward in larger capitalization names in the Fund, while opportunistically adding a handful of attractive new stocks we believe position us for a more challenging growth stock environment.

The Fund had approximately 68% of its equity exposure in the information technology sector as of March 31, 2022. We believe the overall exposure in information technology is more appropriately assessed by including the communication services sector, which includes many companies previously in the information technology sector. The Fund had approximately 13% of its equity assets in the communication services sector as of March 31, 2022, for a total of 81% of assets exposed to the information technology and communications services sectors.

As of fiscal year end, roughly 6% of the Fund’s equity assets were in the healthcare sector. Our lower healthcare exposure compared to historical averages is primarily a result of reducing our biotechnology weighting due to the anticipated market backdrop mentioned earlier. In developing markets, as the standard of living increases, we

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Portfolio management reviews

Delaware Ivy Science and Technology Fund

continue to believe the demand for quality healthcare should increase. In our view, biotechnology, healthcare information technology systems, and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we continue to focus on companies in those areas.

The Fund’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary subsector (largely Amazon), make up the remainder of the Fund’s equity composition. At the end of the fiscal year, the Fund’s cash position was 1.8% of net assets. We almost always have some cash on hand to take advantage of opportunities that may present themselves.

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Portfolio management reviews

Delaware Ivy Securian Real Estate Securities Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Securian Real Estate Securities Fund (Class I shares)	1-year return	+27.32%
Delaware Ivy Securian Real Estate Securities Fund (Class A shares)	1-year return	+26.90%
FTSE Nareit Equity REITs Index (benchmark)	1-year return	+26.49%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Securian Real Estate Securities Fund, please see the table on page 38.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 40 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through capital appreciation and current income.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

Real estate stocks finished what was a relatively strong investment year on an up note, with each quarter having delivered better-than-expected operations across the sector. Despite the unwelcome emergence of yet another COVID-19 variant and the escalating conflict in Ukraine, investors seeking cover from inflation and a rapidly improving real estate environment combined to propel the sector. Although the improvement wasn’t uniform, and there certainly will be property sectors that are slower to improve, it appears unmistakably to us that a recovery is underway.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Securian Real Estate Securities Fund outperformed its primary benchmark, the FTSE Nareit Equity REITs Index. The Fund’s Class I shares gained 27.32%. The Fund’s Class A shares advanced 26.90% at net asset value and 22.46% at maximum offer price. During the same period, the FTSE Nareit Equity REITs Index gained 26.49%. For complete, annualized performance of Delaware Ivy Securian Real Estate Securities Fund, please see the table on page 38.

The primary drivers of relative performance were an underweighting to healthcare real estate investment trusts (REITs), an overweight position to self-storage, underweight positions in both industrial and office, and overweight positions in shopping center companies and apartment owners.

Healthcare REIT performance during the year was in the bottom half of all REIT sectors in the benchmark, owing to pandemic headwinds in the form of lower move-in volumes, pressure on payrolls due to labor shortages, and general elevation of overall property expenses. These are primarily issues for skilled-nursing facilities and senior housing, whose occupancy recoveries were choppy due first to the COVID-19 Delta variant and later to the Omicron variant. Medical office buildings appear further along in recovery as elective surgeries have resumed, and growing demand from private investors raised market valuations, providing a tailwind. Finally, life science is a smaller but growing subsector that has a steeper demand curve longer term. The Fund’s strategic underweight positions in skilled nursing facilities and hospitals explains why healthcare was the Fund’s highest outperformer in all sectors relative to the benchmark for the fiscal year.

An overweight position to self-storage owners, which returned 60.57% for the Fund during the period, was another leading driver of Fund performance. Like warehouse properties, discussed below, owners of self-storage properties are experiencing record operating conditions. Work from home, regional relocations, and housing demand have attracted new customers during the pandemic. A pleasant surprise has been that they are now renting space for longer periods of time than had been typical in the past. As such, rents are above pre-pandemic levels and occupancies are at record highs. Although we continue to hold an overweight position to the sector, we are mindful of the high bar recent performance and peak-level operations have created.

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Portfolio management reviews

Delaware Ivy Securian Real Estate Securities Fund

As the pandemic’s grip on the economy waned, re-openings and pent-up consumer demand acted as tailwinds for retail REITs for much of the fiscal year, with shopping centers performing well ahead of the benchmark. For the Fund, shopping centers were additive to performance with stock selection aiding results, while a below-benchmark allocation to malls at the start of the year held back performance. Leasing momentum and retailer health both continue to improve. Given the stocks’ attractive valuation, we established an overweight position to the retail space, with a preference for shopping center over mall REITs.

Rent growth accelerated for multi-family rental and single-family rental REITs as job gains led to a significant acceleration in new lease rate growth. We think this momentum may increase as embedded rent growth, combined with projected market rent growth, could overwhelm current supply deliveries in most markets this year. Within multi-family rentals, the Fund was overweight the Sun Belt to begin the fiscal year. Coastal exposure was added gradually throughout the first half of the year, which eventually led to a sector overweight to the benchmark. We think that these companies will continue to thrive as large coastal market employers return to normal operations and remain overweight the sector.

Every single property sector delivered positive returns during the year, but owners of warehouse properties were among the strongest performers, returning 44% on average. Headlines may have raged about supply-chain bottlenecks and ports bulging with ships waiting to unload, but that was good news for warehouses. Delays notwithstanding, the first landing spot for all the backlogged stuff is industrial REITs. Before any of those goods or raw materials make it to end-consumers’ doorsteps, they stop in a warehouse (or multiple warehouses) along the supply chain. Simply put, it’s as good as it gets for warehouse owners right now.

Office companies were a notable detractor from relative performance earlier in the year but became significantly additive as the year progressed. We had written previously that the value discrepancy between private and public market valuations was too cheap to ignore. We began to take advantage of that pricing discrepancy early in the fourth quarter of 2021 and, like hotels, the sector was punished by the Omicron variant. A series of large, national employers publicly announced delays or outright cancelations to their return-to-office plans. While we believe office demand will be negatively affected for the foreseeable future, the price at which office stocks trade today more than factors in a weaker outlook. The Fund maintains an overweight position here.

Corporate earnings and economic growth ended 2021 on a strong note, but we think 2022 may well be tougher. Full-year revenue and earnings estimates have pushed higher despite spreading cost pressure and falling consumer incomes, adjusted for inflation. In our opinion, this sounds like a recipe for disappointment given what began with a well above average starting point. Higher rates may also challenge valuations, compounding market challenges.

The good news is that the economy faces these headwinds from a position of strong growth. Real gross domestic product growth (GDP) increased by 5.7% last year, the fastest rate since the mid-1980s. While inflation has squeezed workers’ spending power, the jobs situation is the best in years. Savings, socked away during the pandemic, continues to support demand for key durables like housing and autos although we believe that effect will wear off, accelerated by higher rates. We think the squeeze in real earnings has begun to put the brakes on spending, and consumer confidence has suffered. While forecasted growth is still above normal, projections have declined steadily, as inflation continues to surprise to the upside.

At the property level, recovery in the nation’s property markets remains intact and appears to have significant upside in many sectors. We doubt that all property types will return to pre-pandemic cash-flow levels in lockstep. Those with short duration lease profiles such as apartments, single-family rentals, and self-storage units should continue to fare well in a rising-inflation environment. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on those whose future look bright or bleak. Hybrid work arrangements appear here to stay, so demand for office space and business travel will likely face a long recovery. Meanwhile, foot traffic at retail facilities has recovered sharply and gives us optimism that consumers will continue to shop in person as well as online. Meanwhile, although we believe strongly in “new economy” sectors such as data centers and cell towers, current valuations give us pause.

We think REIT stocks remain fairly valued, particularly against the backdrop of interest rate hikes and improving economic growth. What has developed as primary risks to the group in the coming quarters, in our view, is the emergence of a “stagflationary” economic backdrop and increased geopolitical tensions in Eastern Europe.

18

Performance summaries

Delaware Ivy Asset Strategy Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. July 10, 2000)
Excluding sales charge	+5.07%*	+9.55%	+5.91%	+7.40%
Including sales charge	+1.39%	+8.78%	+5.53%	+7.22%
Class C (Est. April 20, 1995)
Excluding sales charge	+4.26%*	+8.75%	+5.30%	—
Including sales charge	+3.33%	+8.75%	+5.30%	—
Class E (Est. April 2, 2007)
Excluding sales charge	+5.28%*	+9.69%	+5.98%	+6.50%
Including sales charge	+2.65%	+9.14%	+5.71%	+6.32%
Class I (Est. April 2, 2007)
Excluding sales charge	+5.34%*	+9.85%	+6.18%	+6.77%
Including sales charge	+5.34%	+9.85%	+6.18%	+6.77%
Class R (Est. July 31, 2008)
Excluding sales charge	+4.72%*	+9.19%	+5.55%	+4.69%
Including sales charge	+4.72%	+9.19%	+5.55%	+4.69%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+5.48%*	+9.99%	—	+4.81%
Including sales charge	+5.48%	+9.99%	—	+4.81%
Class Y (Est. December 29, 1995)
Excluding sales charge	+5.09%*	+9.58%	+5.92%	+8.57%
Including sales charge	+5.09%	+9.58%	+5.92%	+8.57%
MSCI ACWI (All Country World Index) (net)	+7.28%	+11.64%	+10.00%	+6.49%**
MSCI ACWI (All Country World Index) (gross)	+7.73%	+12.20%	+10.57%	+7.05%**

*	Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
**	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 21. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

19

Performance summaries

Delaware Ivy Asset Strategy Fund

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

20

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 0.97% from April 1, 2021 to March 31, 2022, and Class Y shares at 1.11%, from November 15, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.11%	1.90%	1.21%	0.87%	1.46%	0.71%	1.12%
Net expenses (including fee waivers, if any)	1.11%	1.90%	0.97%	0.87%	1.46%	0.71%	1.11%
Type of waiver	n/a	n/a	Contractual	n/a	n/a	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through November 15, 2022 for Class E, and Class Y is effective November 15, 2021 through November 15, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$27,318
MSCI ACWI Index (net)	$10,000	$25,926
Delaware Ivy Asset Strategy Fund — Class I shares	$10,000	$18,209
Delaware Ivy Asset Strategy Fund — Class A shares	$9,425	$17,134

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the

21

Performance summaries

Delaware Ivy Asset Strategy Fund

deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 19 through 22.

The graph also assumes $10,000 invested in the MSCI ACWI Index as of March 31, 2012. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WASAX	466000759
Class C	WASCX	466000734
Class E	IASEX	466000213
Class I	IVAEX	466001864
Class R	IASRX	466000114
Class R6	IASTX	46600A104
Class Y	WASYX	466000726

22

Performance summaries

Delaware Ivy Balanced Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1987)
Excluding sales charge	+4.57%	+9.56%	+8.46%	+8.01%
Including sales charge	+0.91%	+8.78%	+8.08%	+7.90%
Class C (Est. December 8, 2003)
Excluding sales charge	+3.77%	+8.76%	+7.85%	+7.43%
Including sales charge	+2.84%	+8.76%	+7.85%	+7.43%
Class I (Est. April 2, 2007)
Excluding sales charge	+4.82%	+9.81%	+8.73%	+8.01%
Including sales charge	+4.82%	+9.81%	+8.73%	+8.01%
Class R (Est. December 19, 2012)
Excluding sales charge	+4.15%	+9.16%	—	+8.51%
Including sales charge	+4.15%	+9.16%	—	+8.51%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+4.93%	+9.97%	—	+8.02%
Including sales charge	+4.93%	+9.97%	—	+8.02%
Class Y (Est. December 8, 2003)
Excluding sales charge	+4.59%	+9.55%	+8.47%	+7.84%
Including sales charge	+4.59%	+9.55%	+8.47%	+7.84%
S&P 500 Index	+15.65%	+15.99%	+14.64%	+10.26%*
Bloomberg US Aggregate Index	-4.15%	+2.14%	+2.24%	+3.56%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 24. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

23

Performance summaries

Delaware Ivy Balanced Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class Y shares at 1.07% from November 15, 2021 to March 31, 2022. * Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.07%	1.82%	0.86%	1.45%	0.71%	1.10%
Net expenses (including fee waivers, if any)	1.07%	1.82%	0.86%	1.45%	0.71%	1.07%
Type of waiver	n/a	n/a	n/a	n/a	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from November 15, 2021 through November 15, 2022.

24

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P 500 Index	$10,000	$39,197
Delaware Ivy Balanced Fund — Class I shares	$10,000	$23,095
Delaware Ivy Balanced Fund — Class A shares	$9,425	$21,739
Bloomberg US Aggregate Index	$10,000	$12,480

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 24. Please note additional details on pages 23 through 25.

The graph also assumes $10,000 invested in the S&P 500 Index and the Bloomberg US Aggregate Index as of March 31, 2012.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade US bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IBNAX	465898625
Class C	IBNCX	465898591
Class I	IYBIX	465898146
Class R	IYBFX	465899375
Class R6	IBARX	46600A203
Class Y	IBNYX	465898583

25

Performance summaries

Delaware Ivy Energy Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 3, 2006)
Excluding sales charge	+59.24%	-5.39%	-2.27%	+0.06%
Including sales charge	+53.77%	-6.06%	-2.61%	-0.16%
Class C (Est. April 3, 2006)
Excluding sales charge	+57.97%	-6.07%	-2.79%	-0.27%
Including sales charge	+56.97%	-6.07%	-2.79%	-0.27%
Class I (Est. April 2, 2007)
Excluding sales charge	+59.90%	-5.02%	-1.89%	+0.13%
Including sales charge	+59.90%	-5.02%	-1.89%	+0.13%
Class R (Est. December 19, 2012)
Excluding sales charge	+58.80%	-5.70%	—	-2.34%
Including sales charge	+58.80%	-5.70%	—	-2.34%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+59.68%	-5.00%	—	-6.55%
Including sales charge	+59.68%	-5.00%	—	-6.55%
Class Y (Est. April 3, 2006)
Excluding sales charge	+59.24%	-5.34%	-2.17%	+0.17%
Including sales charge	+59.24%	-5.34%	-2.17%	+0.17%
S&P 1500 Energy Sector Index	+64.21%	+5.99%	+3.50%	+4.03%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 27. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

26

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Because the Fund invests more than 25% of its total assets in the energy related industry, the Fund may be more susceptible to a single economic, regulatory, or technological occurrence than a fund that does not concentrate its investments in this industry. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations.

The Fund may invest in initial public offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.35%; Class C shares at 2.09%; and Class I shares at 0.99%, from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.87%	2.44%	1.20%	1.77%	1.02%	1.42%
Net expenses (including fee waivers, if any)	1.35%	2.09%	0.99%	1.75%	1.00%	1.40%
Type of waiver	Contractual	Contractual	Contractual	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

27

Performance summaries

Delaware Ivy Energy Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P 1500 Energy Sector Index	$10,000	$14,108
Delaware Ivy Energy Fund — Class I shares	$10,000	$8,267
Delaware Ivy Energy Fund — Class A shares	$9,425	$7,674

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 27. Please note additional details on pages 26 through 28.

The graph also assumes $10,000 invested in the S&P 1500 Energy Sector Index as of March 31, 2012. The S&P 1500 Energy Sector Index comprises those companies included in the S&P Composite 1500® that are classified as members of the GICS® Energy sector.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IEYAX	466000395
Class C	IEYCX	466000379
Class I	IVEIX	466000148
Class R	IYEFX	465899367
Class R6	IENRX	46600A807
Class Y	IEYYX	466000361

28

Performance summaries

Delaware Ivy LaSalle Global Real Estate Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	Lifetime
Class A (Est. April 1, 2013)
Excluding sales charge	+16.12%	+7.45%	+5.55%
Including sales charge	+12.10%	+6.69%	+5.13%
Class C (Est. April 1, 2013)
Excluding sales charge	+15.28%	+6.70%	+4.68%
Including sales charge	+14.28%	+6.70%	+4.68%
Class I (Est. April 1, 2013)
Excluding sales charge	+16.62%	+7.93%	+5.77%
Including sales charge	+16.62%	+7.93%	+5.77%
Class R (Est. April 1, 2013)
Excluding sales charge	+15.74%	+7.12%	+5.05%
Including sales charge	+15.74%	+7.12%	+5.05%
Class R6 (Est. July 5, 2017)
Excluding sales charge	+16.60%	—	+8.09%
Including sales charge	+16.60%	—	+8.09%
Class Y (Est. April 1, 2013)
Excluding sales charge	+16.21%	+7.51%	+5.70%
Including sales charge	+16.21%	+7.51%	+5.70%
FTSE EPRA Nareit Developed Index	+15.37%	+7.49%	+6.53%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 30. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

29

Performance summaries

Delaware Ivy LaSalle Global Real Estate Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.48%; Class I and Class R6 shares at 1.05%; and Class R shares at 1.80%, from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.79%	2.31%	1.41%	1.98%	1.22%	1.61%
Net expenses (including fee waivers, if any)	1.48%	2.15%	1.05%	1.80%	1.05%	1.45%
Type of waiver	Contractual	n/a	Contractual	Contractual	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

30

Performance of a $10,000 investment1

For period beginning April 1, 2013 (inception date) through March 31, 2022

For period beginning April 1, 2013 through March 31, 2022	Starting value	Ending value
FTSE EPRA Nareit Developed Index	$10,000	$16,888
Delaware Ivy LaSalle Global Real Estate Fund — Class I shares	$10,000	$16,561
Delaware Ivy LaSalle Global Real Estate Fund — Class A shares	$9,425	$15,691

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 1, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 29 through 31.

The graph also assumes $10,000 invested in the FTSE EPRA Nareit Developed Index as of March 31, 2013. The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IREAX	465899359
Class C	IRECX	465899334
Class I	IRESX	465899326
Class R	IRERX	465899318
Class R6	IRENX	46600A245
Class Y	IREYX	465899292

31

Performance summaries

Delaware Ivy Natural Resources Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. January 2, 1997)
Excluding sales charge	+39.47%	+3.63%	-0.02%	+5.62%
Including sales charge	+34.59%	+2.89%	-0.37%	+5.47%
Class C (Est. January 2, 1997)
Excluding sales charge	+38.45%	+2.97%	-0.52%	+5.30%
Including sales charge	+37.45%	+2.97%	-0.52%	+5.30%
Class E (Est. April 2, 2007)
Excluding sales charge	+40.56%	+4.19%	+0.43%	-0.68%
Including sales charge	+37.02%	+3.66%	+0.18%	-0.85%
Class I (Est. April 2, 2007)
Excluding sales charge	+40.30%	+4.22%	+0.52%	-0.45%
Including sales charge	+40.30%	+4.22%	+0.52%	-0.45%
Class R (Est. December 29, 2005)
Excluding sales charge	+39.60%	+3.64%	-0.06%	+0.85%
Including sales charge	+39.60%	+3.64%	-0.06%	+0.85%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+40.61%	+4.41%	—	-1.02%
Including sales charge	+40.61%	+4.41%	—	-1.02%
Class Y (Est. July 24, 2003)
Excluding sales charge	+40.08%	+3.99%	+0.29%	+5.45%
Including sales charge	+40.08%	+3.99%	+0.29%	+5.45%
S&P North American Natural Resources Sector Index	+51.58%	+7.56%	+3.48%	— *

*	The benchmark lifetime return is for Class I share comparison only. Benchmark performance as of the Fund’s Class I inception date is not available.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 33. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

32

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.17%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.84%	2.49%	2.21%	1.20%	1.77%	0.99%	1.42%
Net expenses (including fee waivers, if any)	1.84%	2.49%	1.17%	1.20%	1.77%	0.99%	1.42%
Type of waiver	n/a	n/a	Contractual	n/a	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

33

Performance summaries

Delaware Ivy Natural Resources Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P North American Natural Resources Sector Index	$10,000	$12,877
Delaware Ivy Natural Resources Fund — Class I shares	$10,000	$10,531
Delaware Ivy Natural Resources Fund — Class A shares	$9,425	$9,635

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 33. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the S&P North American Natural Resources Sector Index as of March 31, 2012. The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents US traded securities that are classified under the GICS® energy and materials sector, excluding the chemicals industry and steel subindustry.

The S&P 500 Index, mentioned on page 11, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IGNAX	465897429
Class C	IGNCX	465897395
Class E	IGNEX	465899409
Class I	IGNIX	465899508
Class R	IGNRX	465898310
Class R6	INRSX	46600A849
Class Y	IGNYX	465897122

34

Performance summaries

Delaware Ivy Science and Technology Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-0.21%	+19.07%	+15.89%	+9.53%
Including sales charge	-3.71%	+18.22%	+15.48%	+9.35%
Class C (Est. July 31, 1997)
Excluding sales charge	-1.00%	+18.16%	+15.22%	+13.84%
Including sales charge	-1.61%	+18.16%	+15.22%	+13.84%
Class E (Est. April 2, 2007)
Excluding sales charge	-0.31%	+18.95%	+15.78%	+13.26%
Including sales charge	-2.82%	+18.35%	+15.48%	+13.06%
Class I (Est. April 2, 2007)
Excluding sales charge	-0.04%	+19.31%	+16.18%	+13.86%
Including sales charge	-0.04%	+19.31%	+16.18%	+13.86%
Class R (Est. December 29, 2005)
Excluding sales charge	-0.63%	+18.61%	+15.49%	+12.79%
Including sales charge	-0.63%	+18.61%	+15.49%	+12.79%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+0.10%	+19.49%	—	+14.17%
Including sales charge	+0.10%	+19.49%	—	+14.17%
Class Y (Est. June 9, 1998)
Excluding sales charge	-0.22%	+19.06%	+15.92%	+13.78%
Including sales charge	-0.22%	+19.06%	+15.92%	+13.78%
S&P North American Technology Sector Index	+8.72%	+24.10%	+19.94%	+15.68%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 36. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

35

Performance summaries

Delaware Ivy Science and Technology Fund

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.24% from April 1, 2021 to July 28, 2021, and 1.23% from July 29, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.14%	1.92%	1.28%	0.96%	1.55%	0.81%	1.20%
Net expenses (including fee waivers, if any)	1.14%	1.92%	1.23%	0.96%	1.55%	0.81%	1.20%
Type of waiver	n/a	n/a	Contractual	n/a	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

36

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P North American Technology Sector Index	$10,000	$59,869
Delaware Ivy Science and Technology Fund — Class I shares	$10,000	$44,807
Delaware Ivy Science and Technology Fund — Class A shares	$10,000	$42,161

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 36. Please note additional details on pages 35 through 37.

The graph also assumes $10,000 invested in the S&P North American Technology Sector Index as of March 31, 2012. The S&P North American Technology Sector Index is a modified-capitalization weighted index providing investors with a benchmark that represents US securities classified under the GICS® technology sector and internet retail sub-industry.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WSTAX	466000718
Class C	WSTCX	466000684
Class E	ISTEX	466001708
Class I	ISTIX	466001807
Class R	WSTRX	466000437
Class R6	ISTNX	46600A740
Class Y	WSTYX	466000676

37

Performance summaries

Delaware Ivy Securian Real Estate Securities Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. February 25, 1999)
Excluding sales charge	+26.90%	+10.42%	+9.48%	+10.28%
Including sales charge	+22.46%	+9.63%	+9.09%	+10.11%
Class C (Est. December 8, 2003)
Excluding sales charge	+25.74%	+9.52%	+8.84%	+8.50%
Including sales charge	+24.74%	+9.52%	+8.84%	+8.50%
Class E (Est. April 2, 2007)
Excluding sales charge	+27.12%	+10.51%	+9.48%	+5.75%
Including sales charge	+23.92%	+9.95%	+9.20%	+5.58%
Class I (Est. April 2, 2007)
Excluding sales charge	+27.32%	+10.82%	+9.94%	+6.33%
Including sales charge	+27.32%	+10.82%	+9.94%	+6.33%
Class R (Est. December 29, 2005)
Excluding sales charge	+26.55%	+10.16%	+9.27%	+7.16%
Including sales charge	+26.55%	+10.16%	+9.27%	+7.16%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+27.48%	+10.98%	—	+9.97%
Including sales charge	+27.48%	+10.98%	—	+9.97%
Class Y (Est. December 8, 2003)
Excluding sales charge	+26.98%	+10.57%	+9.68%	+9.18%
Including sales charge	+26.98%	+10.57%	+9.68%	+9.18%
FTSE Nareit Equity REITs Index	+26.49%	+9.63%	+9.81%	+6.42%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 39. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

38

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Because the Fund invests more than 25% of its total assets in the real estate industry, the Fund may be more susceptible to a single economic, regulatory, or technical occurrence than a fund that does not concentrate its investments in this industry.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.31% from April 1, 2021 to July 28, 2021, and 1.22% from July 29, 2021 to March 31, 2022.* DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.55%	2.43%	1.77%	1.18%	1.77%	1.04%	1.40%
Net expenses (including fee waivers, if any)	1.45%	2.33%	1.22%	1.08%	1.67%	0.94%	1.30%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

39

Performance summaries

Delaware Ivy Securian Real Estate Securities Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Securian Real Estate Securities Fund — Class I shares	$10,000	$25,787
FTSE Nareit Equity REITs Index	$10,000	$25,485
Delaware Ivy Securian Real Estate Securities Fund — Class A shares	$9,425	$23,880

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 39. Please note additional details on pages 38 through 40.

The graph also assumes $10,000 invested in the FTSE Nareit Equity REITs Index as of March 31, 2012. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IRSAX	465898476
Class C	IRSCX	465898450
Class E	IREEX	465899847
Class I	IREIX	465899839
Class R	IRSRX	465898294
Class R6	IRSEX	46600A757
Class Y	IRSYX	465898443

40

Disclosure of Fund expenses

For the six-month period from October 1, 2021 to March 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2021 to March 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

41

Disclosure of Fund expenses

Delaware Ivy Asset Strategy Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$994.40	1.13%	$5.62
Class C	1,000.00	990.60	1.97%	9.78
Class E	1,000.00	995.40	0.96%	4.78
Class I	1,000.00	995.90	0.90%	4.48
Class R	1,000.00	993.10	1.48%	7.35
Class R6	1,000.00	996.30	0.74%	3.68
Class Y	1,000.00	994.80	1.10%	5.47
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.13%	$5.69
Class C	1,000.00	1,015.11	1.97%	9.90
Class E	1,000.00	1,020.14	0.96%	4.84
Class I	1,000.00	1,020.44	0.90%	4.53
Class R	1,000.00	1,017.55	1.48%	7.44
Class R6	1,000.00	1,021.24	0.74%	3.73
Class Y	1,000.00	1,019.45	1.10%	5.54

Delaware Ivy Balanced Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$999.20	1.05%	$5.21
Class C	1,000.00	995.70	1.83%	9.08
Class I	1,000.00	1,000.80	0.84%	4.19
Class R	1,000.00	997.50	1.44%	7.15
Class R6	1,000.00	1,001.30	0.70%	3.48
Class Y	1,000.00	999.40	1.05%	5.21
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.72	1.05%	$5.26
Class C	1,000.00	1,015.83	1.83%	9.17
Class I	1,000.00	1,020.75	0.84%	4.23
Class R	1,000.00	1,017.78	1.44%	7.22
Class R6	1,000.00	1,021.45	0.70%	3.52
Class Y	1,000.00	1,019.72	1.05%	5.27

42

Delaware Ivy Energy Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,466.60	1.36%	$8.34
Class C	1,000.00	1,461.40	2.09%	12.82
Class I	1,000.00	1,469.10	0.99%	6.09
Class R	1,000.00	1,463.30	1.72%	10.58
Class R6	1,000.00	1,467.90	0.98%	6.01
Class Y	1,000.00	1,466.30	1.35%	8.32
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.17	1.36%	$6.83
Class C	1,000.00	1,014.52	2.09%	10.49
Class I	1,000.00	1,020.00	0.99%	4.98
Class R	1,000.00	1,016.34	1.72%	8.66
Class R6	1,000.00	1,020.06	0.98%	4.92
Class Y	1,000.00	1,018.18	1.35%	6.81

Delaware Ivy LaSalle Global Real Estate Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,069.20	1.51%	$7.81
Class C	1,000.00	1,065.20	2.20%	11.32
Class I	1,000.00	1,071.90	1.05%	5.43
Class R	1,000.00	1,068.10	1.80%	9.27
Class R6	1,000.00	1,071.90	1.05%	5.42
Class Y	1,000.00	1,070.00	1.48%	7.64
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.39	1.51%	$7.61
Class C	1,000.00	1,013.97	2.20%	11.04
Class I	1,000.00	1,019.69	1.05%	5.29
Class R	1,000.00	1,015.97	1.80%	9.04
Class R6	1,000.00	1,019.70	1.05%	5.29
Class Y	1,000.00	1,017.55	1.48%	7.44

43

Disclosure of Fund expenses

Delaware Ivy Natural Resources Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,346.90	1.92%	$11.21
Class C	1,000.00	1,342.50	2.56%	14.94
Class E	1,000.00	1,351.60	1.14%	6.70
Class I	1,000.00	1,351.00	1.23%	7.20
Class R	1,000.00	1,347.60	1.80%	10.53
Class R6	1,000.00	1,352.20	1.06%	6.21
Class Y	1,000.00	1,349.90	1.42%	8.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,015.38	1.92%	$9.62
Class C	1,000.00	1,012.17	2.56%	12.83
Class E	1,000.00	1,019.23	1.14%	5.76
Class I	1,000.00	1,018.80	1.23%	6.19
Class R	1,000.00	1,015.96	1.80%	9.04
Class R6	1,000.00	1,019.65	1.06%	5.33
Class Y	1,000.00	1,017.86	1.42%	7.14

Delaware Ivy Science and Technology Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$946.10	1.14%	$5.54
Class C	1,000.00	942.40	1.93%	9.32
Class E	1,000.00	945.70	1.23%	5.95
Class I	1,000.00	946.90	0.96%	4.65
Class R	1,000.00	944.20	1.54%	7.49
Class R6	1,000.00	947.70	0.80%	3.91
Class Y	1,000.00	946.00	1.16%	5.63
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.24	1.14%	$5.74
Class C	1,000.00	1,015.33	1.93%	9.67
Class E	1,000.00	1,018.82	1.23%	6.17
Class I	1,000.00	1,020.16	0.96%	4.82
Class R	1,000.00	1,017.23	1.54%	7.77
Class R6	1,000.00	1,020.92	0.80%	4.05
Class Y	1,000.00	1,019.15	1.16%	5.84

44

Delaware Ivy Securian Real Estate Securities Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,111.90	1.38%	$7.28
Class C	1,000.00	1,106.90	2.34%	12.28
Class E	1,000.00	1,113.00	1.20%	6.34
Class I	1,000.00	1,113.60	1.10%	5.80
Class R	1,000.00	1,110.30	1.66%	8.74
Class R6	1,000.00	1,114.10	0.93%	4.90
Class Y	1,000.00	1,112.10	1.32%	6.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.03	1.38%	$6.96
Class C	1,000.00	1,013.27	2.34%	11.74
Class E	1,000.00	1,018.93	1.20%	6.06
Class I	1,000.00	1,019.44	1.10%	5.55
Class R	1,000.00	1,016.64	1.66%	8.36
Class R6	1,000.00	1,020.29	0.93%	4.68
Class Y	1,000.00	1,018.36	1.32%	6.63

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

45

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Asset Strategy Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	1.50%
Corporate Bonds	13.73%
Banking	5.13%
Basic Industry	0.23%
Blue Chip Medical Products	0.01%
Capital Goods	0.56%
Communication Services	0.86%
Consumer Cyclical	0.38%
Consumer Discretionary	0.13%
Consumer Non-Cyclical	0.24%
Consumer Staples	0.32%
Electric	0.18%
Energy	3.59%
Finance Companies	0.13%
Financial Services	0.19%
Financials	0.42%
Healthcare Services	0.01%
Industrials	0.37%
Information Technology	0.42%
Insurance	0.37%
Transportation	0.18%
Utilities	0.01%
Municipal Bonds	0.25%
Non-Agency Collateralized Mortgage
Obligations	0.32%
Non-Agency Commercial Mortgage-Backed
Security	0.01%
Loan Agreements	3.79%
Sovereign Bonds	1.33%
US Treasury Obligations	0.49%
Common Stocks	70.30%
Banking	4.01%
Basic Industry	0.71%
Blue Chip Medical Products	2.27%
Capital Goods	1.26%
Communication Services	7.61%
Consumer Cyclical	1.25%
Consumer Discretionary	8.07%
Consumer Non-Cyclical	1.38%
Consumer Staples	2.68%
Electric	0.20%
Energy	4.42%
Finance Companies	1.67%
Financials	2.93%
Healthcare	6.00%
Healthcare Services	1.40%
Industrials	7.50%
Information Technology	14.34%
Insurance	0.70%
Transportation	1.90%
Convertible Preferred Stock	0.08%
Preferred Stock	0.73%
Bullion	5.20%
Short-Term Investments	2.29%
Securities Lending Collateral	0.33%
Total Value of Securities	100.35%
Obligation to Return Securities Lending
Collateral	(0.33%)
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	3.38%
Amazon.com	2.74%
Alphabet Class A	2.60%
Canadian Natural Resources	2.06%
Union Pacific	1.90%
Taiwan Semiconductor Manufacturing	1.78%
Ingersoll Rand	1.75%
ORIX	1.67%
Regeneron Pharmaceuticals	1.67%
Intuit	1.65%

46

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Balanced Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.57%
Agency Mortgage-Backed Securities	5.76%
Corporate Bonds	12.62%
Banking	1.35%
Basic Industry	0.01%
Biotechnology	0.16%
Capital Goods	0.76%
Communications	1.58%
Consumer Cyclical	0.61%
Consumer Discretionary	0.52%
Consumer Non-Cyclical	0.22%
Consumer Staples	0.39%
Electric	0.13%
Energy	0.45%
Finance Companies	0.14%
Financials	1.30%
Healthcare	0.84%
Information Technology	2.00%
Insurance	0.39%
Materials	0.13%
Real Estate	0.51%
Transportation	0.13%
Utilities	1.00%
Non-Agency Commercial Mortgage-Backed
Securities	2.78%
US Treasury Obligations	10.14%
Common Stocks	63.89%
Banking	0.80%
Capital Goods	2.43%
Communication Services	7.18%
Consumer Cyclical	1.19%
Consumer Discretionary	3.66%
Consumer Staples	1.56%
Energy	1.16%
Financials	11.39%
Healthcare	8.66%
Industrials	3.62%
Information Technology	14.51%
Insurance	2.14%
Materials	2.01%
Transportation	1.70%
Utilities	1.88%
Exchange-Traded Fund	1.35%
Short-Term Investments	2.18%
Securities Lending Collateral	0.01%
Total Value of Securities	99.30%
Obligation to Return Securities Lending
Collateral	(0.01%)
Receivables and Other Assets Net of Liabilities	0.71%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	5.87%
UnitedHealth Group	3.43%
Apple	3.03%
Costco Wholesale	2.18%
CME Group	2.07%
Danaher	1.97%
Eli Lilly & Co.	1.92%
NextEra Energy	1.88%
United Rentals	1.85%
Alphabet Class A	1.81%

47

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Energy Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	97.09%
Consumer Staples	1.51%
Energy*	87.76%
Financials	0.40%
Industrials	2.43%
Utilities	4.99%
Master Limited Partnerships	0.96%
Short-Term Investments	2.38%
Securities Lending Collateral	2.71%
Total Value of Securities	103.14%
Obligation to Return Securities Lending
Collateral	(2.71%)
Liabilities Net of Receivables and Other Assets	(0.43%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Energy sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Energy sector consisted of Energy-Alternate Sources, Oil Component-Exploration & Production, Oil Company-Integrated, Oil Refining & Marketing, Oil & Gas Drilling, Oil-US Royalty Trusts, Oil & Gas Services, and Transportation. As of March 31, 2022, such amounts, as a percentage of total net assets were 4.45%, 48.53%, 11.06%, 12.74%, 3.54%, 1.53%, 4.58%, and 1.33%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Equinor	6.98%
EOG Resources	6.45%
Occidental Petroleum	6.38%
EQT	5.54%
Valero Energy	5.51%
Marathon Petroleum	5.27%
Chesapeake Energy	4.98%
ConocoPhillips	4.72%
Tourmaline Oil	4.71%
Coterra Energy	4.67%

48

Security type / country and sector allocations

Delaware Ivy LaSalle Global Real Estate Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	99.31%
Australia	1.83%
Belgium	0.65%
Canada	1.18%
China	0.91%
France	2.60%
Germany	3.87%
Hong Kong	4.22%
Ireland	0.50%
Japan	12.51%
Netherlands	0.98%
Singapore	2.03%
Spain	1.30%
United Kingdom	4.81%
United States	61.92%
Securities Lending Collateral	0.23%
Total Value of Securities	99.54%
Obligation to Return Securities Lending
Collateral	(0.23%)
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

Percentage
Common stocks by sector	of net assets
Real Estate	8.46%
REIT Diversified	19.38%
REIT Healthcare	7.92%
REIT Hotel	2.45%
REIT Industrial	11.54%
REIT Information Technology	0.35%
REIT Mall	2.69%
REIT Manufactured Housing	2.46%
REIT Multifamily	16.82%
REIT Office	7.14%
REIT Retail	1.13%
REIT Self-Storage	6.41%
REIT Shopping Center	6.73%
REIT Single Tenant	4.34%
REIT Specialty	1.49%
Total	99.31%

49

Security type / country and sector allocations

Delaware Ivy Natural Resources Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Closed-Ended Trust	3.34%
Common Stocks by Country	93.60%
Australia	4.33%
Brazil	8.55%
Canada	8.35%
Hong Kong	0.00%
Ireland	0.45%
Netherlands	1.95%
Norway	3.31%
South Africa	3.22%
United States	63.44%
Short-Term Investments	3.12%
Securities Lending Collateral	1.54%
Total Value of Securities	101.60%
Obligation to Return Securities Lending
Collateral	(1.54%)
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

Percentage
Common stocks by sector ◆	of net assets
Basic Industry	1.34%
Consumer Staples	6.26%
Energy*	45.71%
Financials	0.42%
Industrials	4.81%
Materials*	31.13%
REIT Diversified	3.93%
Total	93.60%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Energy and Materials sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Energy sector consisted of Energy-Alternate Sources, Oil Component-Explore & Production, Oil Component-Integrated, Oil Refining & Marketing, Oil & Gas Drilling, Oil-US Royalty Trusts, and Oil & Gas Services. As of March 31, 2022, such amounts, as a percentage of total net assets were 6.12%, 18.25%, 5.26%, 7.24%, 1.88%, 2.98%, and 3.98%, respectively. The Materials sector consisted of Chemicals, Iron/ Steel, and Mining. As of March 31, 2022, such amounts, as a percentage of total net assets were 5.93%, 2.00%, and 23.20%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Energy and Materials sector for financial reporting purposes may exceed 25%.

50

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Science and Technology Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector ◆	of net assets
Corporate Bond	0.06%
Common Stocks	98.18%
Communication Services	13.04%
Consumer Discretionary	8.01%
Healthcare	6.07%
Industrials	2.21%
Information Technology*	68.85%
Short-Term Investments	1.97%
Securities Lending Collateral	1.74%
Total Value of Securities	101.95%
Obligation to Return Securities Lending
Collateral	(1.74%)
Liabilities Net of Receivables and Other Assets	(0.21%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Electronics, Internet, Semiconductors, and Software. As of March 31, 2022, such amounts, as a percentage of total net assets were 2.69%, 10.25%, 4.99%, 2.35%, 2.48%, 23.21%, and 22.88%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	12.72%
Apple	7.32%
Amazon.com	6.96%
Mastercard Class A	4.99%
Alphabet Class C	4.54%
Alphabet Class A	4.45%
ASML Holding	3.94%
ON Semiconductor	3.09%
Microchip Technology	2.97%
T-Mobile US	2.75%

51

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Securian Real Estate Securities Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.82%
REIT Healthcare	7.71%
REIT Hotel	6.71%
REIT Industrial	13.18%
REIT Information Technology	10.71%
REIT Mall	4.11%
REIT Manufactured Housing	2.60%
REIT Multifamily	15.86%
REIT Office	9.93%
REIT Self-Storage	9.60%
REIT Shopping Center	6.54%
REIT Single Family	4.63%
REIT Single Tenant	6.99%
Transportation	0.25%
Short-Term Investments	1.36%
Total Value of Securities	100.18%
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Prologis	9.28%
Public Storage	5.96%
Equinix	5.83%
AvalonBay Communities	4.18%
Simon Property Group	4.11%
Welltower	4.00%
Alexandria Real Estate Equities	3.06%
Digital Realty Trust	3.05%
Ventas	2.99%
Essex Property Trust	2.89%

52

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

March 31, 2022

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 1.50%
Fannie Mae Interest Strip
Series 413 C35 4.50%
10/25/40	5,158,776	$813,757
Fannie Mae REMICs
Series 2015-18 NS 5.663%
(6.12% minus LIBOR01M,
Cap 6.12%) 4/25/45 Σ, ●	4,858,275	829,564
Series 2015-37 SB 5.163%
(5.62% minus LIBOR01M,
Cap 5.62%) 6/25/45 Σ, ●	10,205,948	1,455,515
Series 2016-22 ST 5.643%
(6.10% minus LIBOR01M,
Cap 6.10%) 4/25/46 Σ, ●	11,789,767	1,505,050
Series 2016-48 US 5.643%
(6.10% minus LIBOR01M,
Cap 6.10%) 8/25/46 Σ, ●	12,479,805	1,719,501
Series 2017-33 AI 4.50%
5/25/47	4,458,460	753,015
Series 2018-44 DS 5.793%
(6.25% minus LIBOR01M,
Cap 6.25%) 6/25/48 Σ, ●	23,439,846	3,321,745
Series 2019-13 IP 5.00%
3/25/49	3,099,530	549,494
Series 4740 SB 5.753%
(6.15% minus LIBOR01M,
Cap 6.15%) 11/15/47 Σ, ●	4,732,358	683,594
Freddie Mac Strips
Series 303 C28 4.50%
1/15/43	9,869,705	1,836,059
GNMA
Series 2021-77 IH 2.50%
5/20/51	37,469,039	4,334,711
Series 2021-138 KI 3.00%
8/20/51	49,753,979	5,901,379
Series 2021-155 IE 3.00%
9/20/51	38,861,089	4,879,340
Series 2021-162 DI 3.00%
9/20/51	34,860,931	4,714,205
Series 2021-162 IN 3.00%
9/20/51	17,891,447	2,513,106
Total Agency Collateralized Mortgage
Obligations
(cost $38,182,934)		35,810,035

Corporate Bonds — 13.73%
Banking — 5.13%
Australia & New Zealand
Banking Group 144A 2.57%
11/25/35 #, μ	3,119,000	2,725,836
Banco de Credito del Peru
144A 3.125% 7/1/30 #, μ	1,562,000	1,472,068
Banco Mercantil del Norte
144A 8.375%
10/14/30 #, μ, ψ	3,905,000	4,083,107
Banco Santander Mexico 144A
5.375% 4/17/25 #	2,548,000	2,661,896
Bank of America
2.551% 2/4/28 μ	230,000	219,988
2.972% 2/4/33 μ	115,000	107,878
4.375% 1/27/27 μ, ψ	295,000	277,978
Barclays
4.375% 3/15/28 *, μ, ψ	5,000,000	4,416,250
6.125% 12/15/25 μ, ψ	3,901,000	3,988,772
8.00% 6/15/24 μ, ψ	7,237,000	7,663,983
BNP Paribas 144A 4.625%
2/25/31 #, μ, ψ	250,000	223,753
Citigroup
3.057% 1/25/33 μ	355,000	332,066
3.07% 2/24/28 μ	315,000	307,146
Credit Suisse Group
144A 6.375%
8/21/26 #, *, μ, ψ	4,768,000	4,718,270
7.125% μ, ψ	17,335,000	17,400,006
144A 7.50%
12/11/23 #, μ, ψ	10,148,000	10,522,207
Deutsche Bank
3.035% 5/28/32 μ	2,000,000	1,800,523
3.742% 1/7/33 μ	956,000	846,136
Goldman Sachs Group
1.542% 9/10/27 μ	145,000	132,722
3.102% 2/24/33 μ	115,000	108,520
3.615% 3/15/28 μ	430,000	429,934
HSBC Holdings 4.60%
12/17/30 μ, ψ	3,899,000	3,489,605
ING Groep
3.875% 5/16/27 *, μ, ψ	6,000,000	5,250,000
4.25% 5/16/31 μ, ψ	4,000,000	3,415,000
JPMorgan Chase & Co.
2.963% 1/25/33 μ	410,000	386,954
Macquarie Bank 144A 3.624%
6/3/30 #	1,564,000	1,476,339
Morgan Stanley 2.475%
1/21/28 μ	175,000	167,092
Nordea Bank 144A 3.75%
3/1/29 #, μ, ψ	1,500,000	1,291,245
Societe Generale 144A 3.653%
7/8/35 #, *, μ	3,468,000	3,202,365
Standard Chartered
144A 4.30% 8/19/28 #, μ, ψ	17,000,000	14,960,595

53

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Standard Chartered
144A 6.00% 8/19/28 #, μ, ψ	5,000,000	$5,168,750
UBS Group 144A 3.179%
2/11/43 #, μ	240,000	213,709
UniCredit
144A 2.569% 9/22/26 #, μ	7,800,000	7,215,198
144A 5.459% 6/30/35 #, μ	9,547,000	9,140,381
144A 5.861% 6/19/32 #, μ	2,383,000	2,344,115
US Bancorp
2.215% 1/27/28 μ	295,000	282,116
2.677% 1/27/33 μ	295,000	280,782
Wells Fargo & Co. 3.526%
3/24/28 μ	220,000	219,734
		122,943,019
Basic Industry — 0.23%
Glencore Funding
144A 1.625% 9/1/25 #	2,341,000	2,191,573
144A 2.50% 9/1/30 #, *	3,463,000	3,103,900
Newmont 2.60% 7/15/32	185,000	170,434
		5,465,907
Blue Chip Medical Products — 0.01%
Bristol-Myers Squibb 3.70%
3/15/52	190,000	191,522
		191,522
Capital Goods — 0.56%
Aeropuerto Internacional de
Tocumen 144A 5.125%
8/11/61 #	1,000,000	913,860
Wolverine Escrow
144A 8.50% 11/15/24 #, *	7,456,000	5,007,972
144A 9.00% 11/15/26 #, *	5,288,000	3,551,262
144A 13.125% 11/15/27 #	10,000,000	4,050,000
		13,523,094
Communication Services — 0.86%
Altice France Holding 144A
10.50% 5/15/27 #	8,387,000	8,787,060
AT&T 3.10% 2/1/43	320,000	277,075
Baidu 1.72% 4/9/26	1,672,000	1,542,767
Charter Communications
Operating 3.85% 4/1/61	550,000	443,907
Frontier Communications
Holdings
5.875% 11/1/29	4,187,781	3,839,693
144A 6.00% 1/15/30 #, *	461,000	427,041
Meituan 144A 2.125%
10/28/25 #	1,561,000	1,388,679
Rogers Communications
144A 3.80% 3/15/32 #	225,000	223,539
144A 4.55% 3/15/52 #	225,000	224,339
Tencent Holdings 144A 3.24%
6/3/50 #	3,910,000	3,042,033
Verizon Communications
3.875% 3/1/52 *	375,000	377,945
		20,574,078
Consumer Cyclical — 0.38%
AutoNation 3.85% 3/1/32	230,000	222,973
General Motors Financial
3.10% 1/12/32 *	120,000	108,005
Magallanes
144A 3.755% 3/15/27 #	780,000	779,881
144A 4.054% 3/15/29 #	110,000	110,673
144A 4.279% 3/15/32 #	110,000	110,626
144A 5.141% 3/15/52 #	445,000	456,334
Nissan Motor
144A 4.345% 9/17/27 #	3,522,000	3,477,017
144A 4.81% 9/17/30 #	3,902,000	3,876,288
		9,141,797
Consumer Discretionary — 0.13%
Amazon.com
1.50% 6/3/30	2,346,000	2,102,215
2.50% 6/3/50	782,000	655,021
Aptiv 3.25% 3/1/32 *	125,000	118,632
Lowe’s 4.25% 4/1/52	275,000	284,881
		3,160,749
Consumer Non-Cyclical — 0.24%
Anheuser-Busch InBev
Worldwide 3.50% 6/1/30	1,570,000	1,594,240
JBS Finance Luxembourg
144A 3.625% 1/15/32 #	2,000,000	1,834,480
JBS USA LUX 144A 3.00%
2/2/29 #	558,000	517,280
Transurban Finance 144A
2.45% 3/16/31 #	2,167,000	1,924,635
		5,870,635
Consumer Staples — 0.32%
Staples 144A 7.50% 4/15/26 #	7,809,000	7,591,910
		7,591,910
Electric — 0.18%
Eversource Energy 2.90%
3/1/27	340,000	333,735
NextEra Energy Capital
Holdings 3.00% 1/15/52	425,000	363,892
NRG Energy
144A 2.00% 12/2/25 #	3,470,000	3,267,061
144A 2.45% 12/2/27 #	390,000	360,399
		4,325,087

54

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 3.59%
BP Capital Markets America
2.721% 1/12/32	530,000	$499,422
ConocoPhillips 3.80% 3/15/52	570,000	581,398
Continental Resources 4.375%
1/15/28	1,605,000	1,629,589
Diamondback Energy 4.25%
3/15/52	115,000	113,953
Energy Transfer
6.25% 2/15/23 *, μ, ψ	7,000,000	6,011,250
6.75% 5/15/25 μ, ψ	13,879,000	13,549,374
7.125% 5/15/30 μ, ψ	15,000,000	14,662,500
Guara Norte 144A 5.198%
6/15/34 #	1,919,080	1,763,596
Laredo Petroleum
9.50% 1/15/25	8,259,000	8,624,874
10.125% 1/15/28	9,436,000	10,151,579
PBF Holding 144A 9.25%
5/15/25 #, *	8,242,000	8,500,469
Petroleos Mexicanos 6.70%
2/16/32	13,346,000	12,692,580
Petronas Capital 144A 3.50%
4/21/30 #	1,568,000	1,598,773
Saudi Arabian Oil
144A 1.625% 11/24/25 #	1,560,000	1,482,240
144A 2.25% 11/24/30 #	3,000,000	2,757,132
Valero Energy 2.15% 9/15/27	1,496,000	1,401,676
		86,020,405
Finance Companies — 0.13%
Air Lease 2.875% 1/15/32 *	910,000	815,857
Aircastle 144A 5.25% 8/11/25 #	2,201,000	2,244,051
		3,059,908
Financial Services — 0.19%
New Cotai 5.00% 2/2/27	1,952,661	4,498,921
		4,498,921
Financials — 0.42%
Ally Financial 4.70%
5/15/28 *, μ, ψ	2,000,000	1,825,000
American Homes 4 Rent
3.625% 4/15/32	220,000	214,537
Citadel Finance 144A 3.375%
3/9/26 #	5,834,000	5,572,879
Intercontinental Exchange
1.85% 9/15/32	2,342,000	2,029,214
State Street 2.203% 2/7/28 *, μ	350,000	335,785
		9,977,415
Healthcare Services — 0.01%
HCA 144A 3.125% 3/15/27 #	170,000	166,373
		166,373
Industrials — 0.37%
Boeing
4.875% 5/1/25	3,917,000	4,044,788
5.15% 5/1/30	2,742,000	2,928,448
5.805% 5/1/50	1,571,000	1,819,627
		8,792,863
Information Technology — 0.42%
Apple 2.40% 8/20/50 *	3,122,000	2,584,056
Autodesk 2.40% 12/15/31	420,000	375,203
Broadcom 144A 3.419%
4/15/33 #	1,959,000	1,831,976
CDW 3.276% 12/1/28	225,000	212,349
StoneCo 144A 3.95%
6/16/28 #, *	1,000,000	841,080
TSMC Global 144A 1.375%
9/28/30 #	4,682,000	3,989,759
Workday
3.50% 4/1/27	55,000	55,023
3.70% 4/1/29	110,000	110,345
3.80% 4/1/32	110,000	109,927
		10,109,718
Insurance — 0.37%
AIA Group
144A 3.20% 9/16/40 #	3,902,000	3,472,077
144A 3.375% 4/7/30 #	1,960,000	1,951,092
Athene Holding 6.15% 4/3/30	2,713,000	3,064,346
Brown & Brown 4.95% 3/17/52	330,000	353,343
		8,840,858
Transportation — 0.18%
Azul Investments 144A 7.25%
6/15/26 #, *	1,500,000	1,266,345
British Airways 2020-1 Class A
Pass Through Trust 144A
4.25% 5/15/34 #	903,907	902,988
Simpar Europe 144A 5.20%
1/26/31 #	2,000,000	1,795,700
Union Pacific
2.80% 2/14/32 *	230,000	221,112
3.375% 2/14/42	55,000	53,272
3.50% 2/14/53	115,000	112,854
		4,352,271
Utilities — 0.01%
Fells Point Funding Trust 144A
3.046% 1/31/27 #	290,000	278,475
		278,475
Total Corporate Bonds
(cost $347,037,138)		328,885,005

55

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal amount°	Value (US $)
Municipal Bonds — 0.25%
Commonwealth of Puerto Rico
(Custodial Receipts)
Series A 144A
3.707% 6/1/22 #	1,395,000	$1,384,537
Series A 144A
5.00% 6/1/22 #	755,000	761,606
Series A 144A
5.25% 6/1/22 #	1,735,000	1,758,856
Series A 5.25% 6/1/22	665,000	674,144
GDB Debt Recovery Authority
of Puerto Rico
7.50% 8/20/40	1,622,391	1,525,048
Total Municipal Bonds
(cost $6,079,041)		6,104,191

Non-Agency Collateralized Mortgage Obligations — 0.32%
COLT Mortgage Loan Trust
Series 2021-3 B1 144A
3.059% 9/27/66 #, ●	2,000,000	1,742,622
CSMC Trust
Series 2020-NQM1 B1 144A
4.462% 5/25/65 #, ●	4,968,250	4,866,235
Verus Securitization Trust
Series 2019-INV2 B1 144A
4.452% 7/25/59 #, ●	1,097,000	1,099,097
Total Non-Agency Collateralized Mortgage
Obligations
(cost $8,280,547)		7,707,954

Non-Agency Commercial Mortgage-Backed Security — 0.01%
Merrill Lynch Mortgage
Investors Trust
Series 1998-C1 F 6.25%
11/15/26 ●	367,081	369,636
Total Non-Agency Commercial Mortgage-
Backed Security
(cost $369,776)		369,636

Loan Agreements — 3.79%
Advantage Sales & Marketing
Tranche B-1 5.25%
(LIBOR03M + 4.50%)
10/28/27 ●	4,949,704	4,913,819
Amynta Agency Borrower
Tranche B 1st Lien 4.957%
(LIBOR01M + 4.50%)
2/28/25 ●	18,552,411	18,405,531
EPIC Crude Services LP
5.508% (LIBOR03M +
5.00%) 3/2/26 ●	5,857,725	5,049,845
Heartland Dental 3.957%
(LIBOR01M + 3.50%)
4/30/25 ●	7,184,032	7,115,187
Hillman Group 3.25%
(LIBOR01M + 2.75%)
7/14/28 ●	16,589,240	16,316,215
MLN US HoldCo Tranche B 1st
Lien 4.742% (LIBOR01M +
4.50%) 11/30/25 ●	8,050,292	7,772,307
PetsMart 4.50% (LIBOR03M +
3.75%) 2/11/28 ●	2,573,070	2,565,351
Surgery Center Holdings
4.50% (LIBOR01M + 3.75%)
8/31/26 ●	10,188,325	10,121,815
West Corporation Tranche B
5.00% (LIBOR03M + 4.00%)
10/10/24 ●	20,124,086	18,456,665
Total Loan Agreements
(cost $93,247,824)		90,716,735

Sovereign Bonds∆ — 1.33%
Argentina — 1.08%
Argentine Republic Government
International Bonds
0.50% 7/9/30 ~	27,468,234	9,270,804
1.00% 7/9/29	1,145,514	394,137
1.125% 7/9/35 ~	6,839,694	2,094,041
Provincia de Mendoza Argentina
144A
4.25% 3/19/29 #, φ	15,788,000	10,617,430
Provincia de Buenos Aires
144A 3.90% 9/1/37 #, ~	7,792,406	3,348,864
		25,725,276
Brazil — 0.25%
Brazilian Government
International Bond
3.75% 9/12/31 *	6,667,000	6,026,968
		6,026,968
Total Sovereign Bonds
(cost $40,239,501)		31,752,244

US Treasury Obligations — 0.49%
US Treasury Bonds
2.75% 8/15/47	3,280,000	3,402,359
3.00% 2/15/49	4,839,000	5,324,223
US Treasury Note
1.875% 2/15/32	3,090,000	2,967,849
Total US Treasury Obligations
(cost $11,055,330)		11,694,431

56

	Number of shares	Value (US $)
Common Stocks — 70.30%
Banking — 4.01%
BNP Paribas	384,039	$21,945,782
Goldman Sachs Group	25,086	8,280,889
ICICI Bank	1,319,634	12,586,639
Morgan Stanley	221,891	19,393,273
State Bank of India	2,111,978	13,645,170
UniCredit	1,861,933	20,086,069
		95,937,822
Basic Industry — 0.71%
Barrick Gold	697,924	17,120,076
		17,120,076
Blue Chip Medical Products — 2.27%
AstraZeneca	169,284	22,449,267
Eli Lilly & Co.	111,268	31,863,817
		54,313,084
Capital Goods — 1.26%
Ferguson	221,927	30,066,646
		30,066,646
Communication Services — 7.61%
Alphabet Class A †	22,361	62,193,767
Baidu ADR †	115,927	15,337,142
Deutsche Telekom	1,643,833	30,614,960
Frontier Communications
Parent †	804,235	22,253,182
Pinterest Class A †	332,121	8,173,498
Tencent Holdings	145,200	6,692,899
T-Mobile US †	103,925	13,338,774
VeriSign †	106,346	23,657,731
		182,261,953
Consumer Cyclical — 1.25%
Ferrari	77,733	16,934,887
New Cotai <<, =, †	1,819,823	1,677,146
Studio City International
Holdings ADR *, †	203,063	1,185,177
Studio City International
Holdings ADR †	184,458	1,076,589
Subaru	566,818	9,002,766
		29,876,565
Consumer Discretionary — 8.07%
adidas AG	47,935	11,170,104
Amazon.com †	20,106	65,544,555
Aptiv †	216,484	25,915,300
Darden Restaurants	262,357	34,880,363
JD.com ADR †	313,996	18,170,948
LVMH Moet Hennessy Louis
Vuitton	17,411	12,427,959
Media Group Holdings
Series H <<, †	640,301	0
Media Group Holdings Series T
<<, †	80,253	0
Skechers USA Class A †	617,658	25,175,740
		193,284,969
Consumer Non-Cyclical — 1.38%
China Mengniu Dairy †	3,434,687	18,414,737
HelloFresh †	326,278	14,644,581
		33,059,318
Consumer Staples — 2.68%
Casey’s General Stores	66,409	13,160,271
Procter & Gamble	181,763	27,773,386
Unilever	509,191	23,118,694
		64,052,351
Electric — 0.20%
RWE	109,811	4,781,448
		4,781,448
Energy — 4.42%
Canadian Natural Resources	795,663	49,315,193
ConocoPhillips	390,700	39,070,000
Reliance Industries	504,520	17,450,124
		105,835,317
Finance Companies — 1.67%
ORIX	2,011,303	40,090,417
		40,090,417
Financials — 2.93%
AGNC Investment	1,830,552	23,980,231
First Republic Bank	164,790	26,712,459
Intercontinental Exchange	147,130	19,438,816
		70,131,506
Healthcare — 6.00%
Abbott Laboratories	166,677	19,727,890
Genmab †	66,713	24,093,611
Regeneron Pharmaceuticals †	57,196	39,946,830
Thermo Fisher Scientific	62,441	36,880,777
Zimmer Biomet Holdings	176,093	22,522,295
Zimvie †	17,815	406,894
		143,578,297
Healthcare Services — 1.40%
Anthem	68,343	33,571,448
		33,571,448
Industrials — 7.50%
Airbus †	315,370	38,055,223
Ingersoll Rand	830,316	41,806,410
Larsen & Toubro	1,138,528	26,403,304
Raytheon Technologies	271,942	26,941,294
Schneider Electric	153,934	25,844,035

57

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Vinci	201,869	$20,625,496
		179,675,762
Information Technology — 14.34%
Adobe †	19,716	8,983,004
Ambarella †	241,943	25,384,660
Apple	172,949	30,198,625
Autodesk †	81,088	17,381,213
Infineon Technologies	635,288	21,491,817
Intuit	82,316	39,580,825
Mastercard Class A	101,685	36,340,185
Microsoft	262,658	80,980,088
Monolithic Power Systems	22,492	10,923,915
Samsung Electronics	513,650	29,392,585
Taiwan Semiconductor
Manufacturing	2,077,550	42,617,866
		343,274,783
Insurance — 0.70%
AIA Group	1,611,271	16,824,708
		16,824,708
Transportation — 1.90%
Union Pacific	166,318	45,439,741
		45,439,741
Total Common Stocks
(cost $1,915,313,671)		1,683,176,211

Convertible Preferred Stock — 0.08%
Targa Resources 9.50%
exercise price $20.77,
maturity date 5/5/22 ψ	1,780	1,921,561
Total Convertible Preferred Stock
(cost $1,869,000)		1,921,561

Preferred Stock — 0.73%
Volkswagen 3.05% ω	101,118	17,377,264
Total Preferred Stock
(cost $19,936,108)		17,377,264

	Troy
	Ounces
Bullion — 5.20%
Gold	64,331	124,595,862
Total Bullion
(cost $75,222,346)		124,595,862

	Number of shares	Value (US $)
Short-Term Investments — 2.29%
Money Market Mutual Fund — 2.29%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	54,765,174	$54,765,174
Total Short-Term Investments
(cost $54,765,174)		54,765,174
Total Value of Securities Before
Securities Lending Collateral—100.02%
(cost $2,611,598,390)		2,394,876,303

Securities Lending Collateral** — 0.33%
Money Market Mutual Fund — 0.33%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	7,948,188	7,948,188
Total Securities Lending Collateral
(cost $7,948,188)		7,948,188
Total Value of
Securities—100.35%
(cost $2,619,546,578)		$2,402,824,491	■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $194,631,928, which represents 8.13% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.

58

Ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
∆	Securities have been classified by country of risk.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2022.
Φ	Step coupon bond. Stated rate in effect at March 31, 2022 through maturity date.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $24,684,133 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $19,117,180.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at March 31, 2022:

Borrower	Principal Amount	Commitment	Value	Unrealized Appreciation (Depreciation)
Hillman Group 2.79% (LIBOR01M + 2.75%) 7/14/28	$3,374,852	$3,374,852	$3,319,309	$(55,543)

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	GBP	(13,067,277)	USD	17,158,641	4/1/22	$(7,030)

Futures Contracts

Exchange-Traded

		Notional	Notional Cost	Expiration	Value/ Unrealized	Variation Margin Due from (Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Depreciation	Brokers
539	US Treasury 5 yr Notes	$61,816,563	$63,407,373	6/30/22	$(1,590,810)	$75,794

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

59

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

Summary of abbreviations: (continued)

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit
yr – Year

Summary of currencies:

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

60

Delaware Ivy Balanced Fund

March 31, 2022

	Principal amount	Value (US $)
Agency Collateralized Mortgage Obligations — 0.57%
Fannie Mae REMIC
Series 2016-36 VB 3.50%
6/25/29	4,227,666	$4,256,595
Series 2016-71 NB 3.00%
10/25/46	5,437,925	5,349,191
Freddie Mac REMIC
Series 4616 HW 3.00%
6/15/45	3,947,625	3,881,520
Total Agency Collateralized Mortgage
Obligations
(cost $14,202,810)		13,487,306

Agency Mortgage-Backed Securities — 5.76%
Fannie Mae S.F. 15 yr
2.50%8/1/35	2,096,990	2,075,626
Fannie Mae S.F. 20 yr
2.00%5/1/41	2,491,971	2,338,816
Fannie Mae S.F. 30 yr
2.00%1/1/51	5,282,044	4,920,069
2.00%3/1/51	5,663,759	5,272,903
2.00%4/1/51	2,483,777	2,311,456
2.50%7/1/51	1,441,492	1,377,194
2.50%10/1/51	1,947,258	1,860,400
2.50%12/1/51	5,362,517	5,130,669
2.50%1/1/52	8,340,229	7,968,210
3.00%2/1/52	9,979,113	9,772,847
3.50%12/1/47	693,859	699,869
3.50%1/1/48	791,278	798,794
3.50%8/1/51	5,244,822	5,259,305
3.50%1/1/52	6,468,928	6,514,639
3.50%4/1/52	5,402,000	5,436,850
4.50%11/1/43	2,749,903	2,932,935
4.50%10/1/44	838,141	891,398
5.50%5/1/33	4,641	5,036
5.50%5/1/33	2,021	2,212
5.50%6/1/33	7,015	7,683
6.50%10/1/28	14,644	15,740
6.50%2/1/29	1,664	1,772
6.50%2/1/32	13,225	14,475
6.50%9/1/32	11,364	12,199
7.00%11/1/31	15,923	17,051
7.00%2/1/32	8,883	9,417
7.00%2/1/32	6,437	7,096
7.00%3/1/32	8,127	9,041
7.00%7/1/32	13,724	14,851
Freddie Mac S.F. 15 yr
2.00%12/1/35	2,988,494	2,905,647
Freddie Mac S.F. 20 yr
2.00%3/1/41	9,044,125	8,487,291
2.50%2/1/42	3,750,391	3,625,563
Freddie Mac S.F. 30 yr
2.00%1/1/52	10,769,250	10,008,244
2.50%7/1/50	4,268,993	4,095,810
2.50%1/1/52	10,798,274	10,325,177
3.00%8/1/51	394,865	387,449
3.00%12/1/51	10,701,219	10,480,046
3.00%2/1/52	10,798,555	10,574,993
3.50%10/1/51	8,572,891	8,645,582
6.50%12/1/31	14,803	15,904
6.50%1/1/32	12,889	14,138
GNMA I S.F. 30 yr
6.50%8/15/28	6,433	7,096
GNMA II S.F. 30 yr
3.00%12/20/51	1,875,937	1,857,096
Total Agency Mortgage-Backed Securities
(cost $143,763,623)		137,108,589

Corporate Bonds — 12.62%
Banking — 1.35%
Bank of America
2.482% 9/21/36 μ	2,600,000	2,239,481
2.551% 2/4/28 μ	330,000	315,635
2.972% 2/4/33 μ	165,000	154,781
4.375% 1/27/27 μ, ψ	415,000	391,054
Citigroup
3.057% 1/25/33 μ	505,000	472,376
3.07% 2/24/28 μ	400,000	390,026
6.25% 8/15/26 μ, ψ	6,428,000	6,728,188
Deutsche Bank 3.742%
1/7/33 μ	1,250,000	1,106,349
Goldman Sachs Group
1.542% 9/10/27 μ	205,000	187,641
3.102% 2/24/33 μ	5,445,000	5,138,181
3.615% 3/15/28 μ	605,000	604,907
JPMorgan Chase & Co.
2.963% 1/25/33 μ	605,000	570,993
3.769% 7/30/22 ψ	1,851,000	1,851,013
4.287% 7/1/22 *, ψ	7,700,000	7,700,000
5.00% 8/1/24 μ, ψ	2,476,000	2,469,315
Morgan Stanley
2.475% 1/21/28 μ	250,000	238,703
2.484% 9/16/36 μ	880,000	755,938
State Street 2.203% 2/7/28 μ	495,000	474,895
UBS Group 144A 3.179%
2/11/43 #, μ	340,000	302,754
		32,092,230
Basic Industry — 0.01%
Newmont 2.60% 7/15/32	275,000	253,348
		253,348

61

Schedules of investments

Delaware Ivy Balanced Fund

	Principal amount	Value (US $)
Corporate Bonds (continued)
Biotechnology — 0.16%
Amgen 3.375% 2/21/50	4,300,000	$3,893,028
		3,893,028
Capital Goods — 0.76%
Boeing
3.25% 2/1/28	160,000	154,437
3.75% 2/1/50	3,025,000	2,703,020
General Dynamics 2.85%
6/1/41	1,760,000	1,604,302
Raytheon Technologies
2.25% 7/1/30	2,200,000	2,040,637
3.125% 7/1/50	1,325,000	1,194,924
Republic Services
1.45% 2/15/31	2,400,000	2,041,740
2.30% 3/1/30	439,000	405,041
Standard Industries 144A
4.375% 7/15/30 #	2,098,000	1,924,286
Waste Management 3.15%
11/15/27	6,000,000	6,022,186
		18,090,573
Communications — 1.58%
AT&T
3.10% 2/1/43	455,000	393,966
3.50% 9/15/53	2,000,000	1,762,529
3.65% 6/1/51	1,950,000	1,780,570
Bell Canada 4.30% 7/29/49	880,000	931,087
Charter Communications
Operating 3.85% 4/1/61	2,530,000	2,041,972
Comcast
3.45% 2/1/50	4,325,000	4,064,659
3.90% 3/1/38	3,500,000	3,616,743
4.25% 10/15/30	2,550,000	2,724,070
Rogers Communications
144A 3.80% 3/15/32 #	320,000	317,922
144A 4.55% 3/15/52 #	320,000	319,059
Sprint 7.875% 9/15/23	2,235,000	2,377,470
Thomson Reuters 3.35%
5/15/26	2,575,000	2,586,978
T-Mobile USA 3.875% 4/15/30	4,425,000	4,448,285
Verizon Communications
3.875% 3/1/52	480,000	483,770
4.50% 8/10/33	4,000,000	4,302,306
Walt Disney 2.75% 9/1/49	6,500,000	5,556,206
		37,707,592
Consumer Cyclical — 0.61%
American Airlines Group 2017-
2 Class AA Pass Through
Trust 3.35% 10/15/29	3,242,289	3,107,262
Aptiv 3.25% 3/1/32	165,000	156,594
Carnival 144A 4.00% 8/1/28 #	985,000	917,335
General Motors Financial
3.10% 1/12/32	170,000	153,006
3.45% 4/10/22	1,500,000	1,500,523
3.70% 5/9/23	1,850,000	1,869,373
Magallanes
144A 3.755% 3/15/27 #	1,110,000	1,109,831
144A 4.054% 3/15/29 #	160,000	160,979
144A 4.279% 3/15/32 #	160,000	160,910
144A 5.141% 3/15/52 #	635,000	651,174
MGM Resorts International
4.75% 10/15/28	2,006,000	1,943,644
NVR 3.00% 5/15/30	3,100,000	2,897,732
		14,628,363
Consumer Discretionary — 0.52%
AutoNation
2.40% 8/1/31	2,200,000	1,919,013
3.85% 3/1/32	320,000	310,224
Expedia Group 144A 6.25%
5/1/25 #	1,160,000	1,241,115
Home Depot 3.35% 4/15/50	5,300,000	5,015,957
Lowe’s 4.25% 4/1/52	385,000	398,833
NIKE 3.25% 3/27/40	880,000	858,782
PVH 4.625% 7/10/25	2,650,000	2,706,352
		12,450,276
Consumer Non-Cyclical — 0.22%
Anheuser-Busch InBev
Worldwide 4.70% 2/1/36	850,000	913,940
Bristol-Myers Squibb 3.70%
3/15/52	240,000	241,922
Coca-Cola 2.25% 1/5/32	4,400,000	4,109,506
		5,265,368
Consumer Staples — 0.39%
Alimentation Couche-Tard
144A 2.95% 1/25/30 #	2,650,000	2,531,774
Hormel Foods 3.05% 6/3/51	3,965,000	3,578,238
JBS USA LUX 144A 3.00%
2/2/29 #	793,000	735,131
Nestle Holdings 144A 4.00%
9/24/48 #	2,150,000	2,315,575
		9,160,718
Electric — 0.13%
Eversource Energy 2.90%
3/1/27	485,000	476,063
NextEra Energy Capital
Holdings 3.00% 1/15/52	635,000	543,698
Southern California Edison
4.125% 3/1/48	2,000,000	1,975,952
		2,995,713

62

	Principal amount	Value (US $)
Corporate Bonds (continued)
Energy — 0.45%
BP Capital Markets America
2.721% 1/12/32	760,000	$716,152
Cheniere Energy Partners
144A 3.25% 1/31/32 #	880,000	801,588
ConocoPhillips 3.80% 3/15/52	805,000	821,097
Continental Resources 4.375%
1/15/28	2,260,000	2,294,623
Diamondback Energy 4.25%
3/15/52	160,000	158,543
EQT 6.625% 2/1/25	3,600,000	3,807,000
Transcontinental Gas Pipe Line
4.60% 3/15/48	2,000,000	2,141,289
		10,740,292
Finance Companies — 0.14%
AerCap Ireland Capital DAC
6.50% 7/15/25	1,750,000	1,854,654
Air Lease 2.875% 1/15/32	1,560,000	1,398,613
		3,253,267
Financials — 1.30%
Apollo Management Holdings
144A 2.65% 6/5/30 #	3,075,000	2,875,306
Ares Capital 4.25% 3/1/25	5,225,000	5,227,370
Blackstone Holdings Finance
144A 2.00% 1/30/32 #	4,850,000	4,232,869
Intercontinental Exchange
2.10% 6/15/30	1,440,000	1,318,825
KKR Group Finance VIII 144A
3.50% 8/25/50 #	1,650,000	1,445,693
LSEGA Financing 144A 2.50%
4/6/31 #	3,440,000	3,187,226
National Securities Clearing
144A 1.50% 4/23/25 #	2,650,000	2,539,404
Owl Rock Capital 4.25%
1/15/26	2,625,000	2,561,609
US Bancorp
2.215% 1/27/28 *, μ	415,000	396,876
2.677% 1/27/33 μ	415,000	394,999
3.10% 4/27/26	4,400,000	4,403,167
Wells Fargo & Co.
2.572% 2/11/31 μ	2,130,000	1,981,467
3.526% 3/24/28 μ	310,000	309,625
		30,874,436
Healthcare — 0.84%
CVS Health 5.05% 3/25/48	1,020,000	1,158,172
Dentsply Sirona 3.25% 6/1/30	2,715,000	2,620,215
HCA 144A 3.125% 3/15/27 #	245,000	239,773
Johnson & Johnson 3.40%
1/15/38	9,000,000	9,196,775
Merck & Co. 2.45% 6/24/50	3,750,000	3,127,611
UnitedHealth Group 3.05%
5/15/41	1,500,000	1,400,515
Zoetis 2.00% 5/15/30	2,640,000	2,370,659
		20,113,720
Information Technology — 2.00%
Adobe 2.30% 2/1/30	310,000	293,690
Apple
2.65%5/11/50	1,325,000	1,157,674
2.65%2/8/51	1,325,000	1,146,652
2.95%9/11/49	4,500,000	4,142,619
Autodesk
2.40%12/15/31	605,000	540,472
2.85%1/15/30	4,500,000	4,243,852
Broadcom 144A 3.419%
4/15/33 #	2,200,000	2,057,349
CDW 3.276% 12/1/28	325,000	306,727
CoStar Group 144A 2.80%
7/15/30 #	2,650,000	2,425,873
Fortinet 2.20% 3/15/31	2,650,000	2,343,186
Infor 144A 1.75% 7/15/25 #	875,000	823,675
Intel 3.25% 11/15/49	2,700,000	2,501,630
Microsoft 3.45% 8/8/36	2,240,000	2,334,936
Nuance Communications
5.625%12/15/26	5,000,000	5,140,650
PayPal Holdings 2.30% 6/1/30	1,770,000	1,650,008
salesforce
2.70%7/15/41	1,325,000	1,177,296
2.90%7/15/51	1,945,000	1,733,019
ServiceNow 1.40% 9/1/30	3,315,000	2,821,197
TSMC Global 144A 1.75%
4/23/28 #	4,400,000	4,008,607
Visa 2.70% 4/15/40	3,060,000	2,788,897
Workday
3.50%4/1/27	75,000	75,032
3.70%4/1/29	155,000	155,486
3.80%4/1/32	155,000	154,896
Xilinx 2.375% 6/1/30	3,975,000	3,698,128
		47,721,551
Insurance — 0.39%
Aon 2.80% 5/15/30	3,975,000	3,791,541
Brown & Brown 4.95% 3/17/52	470,000	503,246
Northwestern Mutual Life
Insurance 144A 3.85%
9/30/47 #	5,000,000	4,900,765
		9,195,552
Materials — 0.13%
Ecolab 3.25% 12/1/27	3,000,000	3,054,128
		3,054,128

63

Schedules of investments

Delaware Ivy Balanced Fund

	Principal amount	Value (US $)
Corporate Bonds (continued)
Real Estate — 0.51%
American Homes 4 Rent
3.625% 4/15/32	310,000	$302,303
American Tower Trust #1 144A
3.652% 3/23/28 #	2,000,000	2,021,904
EPR Properties 4.95% 4/15/28	3,915,000	3,921,772
Extra Space Storage 2.35%
3/15/32	4,400,000	3,869,140
Iron Mountain 144A 5.25%
7/15/30 #	517,000	507,363
Iron Mountain Information
Management Services 144A
5.00% 7/15/32 #	1,595,000	1,497,697
		12,120,179
Transportation — 0.13%
Kansas City Southern 2.875%
11/15/29	2,650,000	2,550,390
Union Pacific
2.80% 2/14/32	325,000	312,441
3.375% 2/14/42	80,000	77,486
3.50% 2/14/53	165,000	161,921
		3,102,238
Utilities — 1.00%
Alabama Power 3.125%
7/15/51	2,125,000	1,856,793
Ameren Illinois 3.25% 3/15/50	2,000,000	1,840,182
American Water Capital 3.75%
9/1/47	2,125,000	2,082,933
Berkshire Hathaway Energy
3.25% 4/15/28	1,000,000	1,001,887
3.80% 7/15/48	2,000,000	1,984,345
Commonwealth Edison 2.20%
3/1/30	2,650,000	2,451,981
Duke Energy 3.15% 8/15/27	2,500,000	2,477,089
Duke Energy Indiana 3.75%
5/15/46	880,000	866,928
Duke Energy Ohio 4.30%
2/1/49	835,000	884,810
Entergy
2.80% 6/15/30	1,765,000	1,656,828
3.75% 6/15/50	700,000	659,275
Fells Point Funding Trust 144A
3.046% 1/31/27 #	415,000	398,508
Florida Power & Light 3.15%
10/1/49	2,575,000	2,411,450
Oncor Electric Delivery 2.75%
5/15/30	2,550,000	2,433,369
Southern California Edison
3.45% 2/1/52	859,000	773,832
		23,780,210
Total Corporate Bonds
(cost $318,024,871)		300,492,782

Non-Agency Commercial Mortgage-Backed Securities — 2.78%
BANK
Series 2021-BN32 A5
2.643% 4/15/54	7,060,000	6,672,493
Series 2021-BN36 A5 2.47%
9/15/64	10,096,000	9,439,331
Series 2022-BNK39 A4
2.928% 2/15/55	8,345,000	8,050,895
Series 2022-BNK39 B
3.239% 2/15/55 ●	288,000	272,707
Series 2022-BNK39 C
3.27% 2/15/55 ●	432,000	402,510
Series 2022-BNK40 A4
3.507% 3/15/64 ●	8,150,000	8,206,380
Series 2022-BNK40 B
3.507% 3/15/64	1,000,000	974,367
Benchmark Mortgage Trust
Series 2022-B32 A5 3.002%
1/15/55	9,000,000	8,737,862
Series 2022-B32 B 3.202%
1/15/55 ●	975,000	905,782
Series 2022-B32 C 3.455%
1/15/55 ●	1,196,000	1,111,224
Series 2022-B33 A5 3.458%
3/15/55	8,100,000	8,177,090
Series 2022-B33 B 3.736%
3/15/55 ●	500,000	488,985
Series 2022-B33 C 3.736%
3/15/55 ●	500,000	472,597
BMO Mortgage Trust
Series 2022-C1 A5 3.374%
2/15/55	4,500,000	4,474,338
Wells Fargo Commercial
Mortgage Trust
Series 2021-C61 A4 2.658%
11/15/54	8,355,000	7,802,803
Total Non-Agency Commercial Mortgage-
Backed Securities
(cost $69,791,823)		66,189,364

US Treasury Obligations — 10.14%
US Treasury Bonds
1.75% 8/15/41	19,925,000	17,281,825
1.875% 11/15/51 *	4,395,000	3,856,612

64

	Principal amount	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes
0.125%3/31/23	22,130,000	$21,786,159
0.125%8/31/23	10,350,000	10,070,227
0.125%1/15/24	32,655,000	31,428,524
0.375%4/15/24	9,170,000	8,810,006
0.375%12/31/25	3,465,000	3,200,185
1.50%1/31/27*	13,483,500	12,887,277
1.875%2/28/29	4,915,000	4,745,663
2.00%2/15/23	62,050,000	62,263,570
2.00%5/31/24	4,110,000	4,076,125
2.875%4/30/25	5,000,000	5,052,539
2.875%5/31/25	55,580,000	56,159,683
Total US Treasury Obligations
(cost $249,975,211)		241,618,395

	Number of shares
Common Stocks — 63.89%
Banking — 0.80%
Morgan Stanley	218,983	$19,139,114
		19,139,114
Capital Goods — 2.43%
Airbus ADR †	974,704	29,455,555
Deere	68,602	28,501,387
		57,956,942
Communication Services — 7.18%
Alphabet Class A †	15,456	42,988,546
Alphabet Class C †	10,904	30,454,763
Amazon.com †	8,911	29,049,414
Booking Holdings †	11,676	27,420,502
VeriSign †	184,708	41,090,142
		171,003,367
Consumer Cyclical — 1.19%
Aptiv †	237,380	28,416,760
		28,416,760
Consumer Discretionary — 3.66%
AutoZone †	13,192	26,972,099
Costco Wholesale	90,326	52,014,227
NIKE Class B	60,251	8,107,375
		87,093,701
Consumer Staples — 1.56%
Sysco	455,457	37,188,064
		37,188,064
Energy — 1.16%
ConocoPhillips	275,482	27,548,200
		27,548,200
Financials — 11.39%
American Express	158,890	29,712,430
Artisan Partners Asset
Management Class A	508,337	20,003,061
Blackstone	240,364	30,511,806
Charles Schwab	419,250	35,346,968
CME Group	207,124	49,266,515
Intercontinental Exchange	256,612	33,903,577
KKR & Co.	515,058	30,115,441
Mastercard Class A	118,509	42,352,746
		271,212,544
Healthcare — 8.66%
Danaher	159,845	46,887,334
Eli Lilly & Co.	159,621	45,710,666
UnitedHealth Group	160,371	81,784,399
Zoetis	168,340	31,747,240
		206,129,639
Industrials — 3.62%
Caterpillar	97,057	21,626,241
TransUnion	198,108	20,472,481
United Rentals †	124,368	44,176,757
		86,275,479
Information Technology — 14.51%
Apple	413,156	72,141,169
Applied Materials	7,896	1,040,693
Fiserv †	291,744	29,582,842
Microchip Technology	319,715	24,023,385
Microsoft	453,143	139,708,518
Taiwan Semiconductor
Manufacturing ADR	183,537	19,135,568
Take-Two Interactive
Software †	132,186	20,322,276
TE Connectivity	303,290	39,724,924
		345,679,375
Insurance — 2.14%
Aon Class A	65,994	21,489,626
Progressive	258,591	29,476,788
		50,966,414
Materials — 2.01%
Linde	104,528	33,389,379
Sherwin-Williams	58,063	14,493,686
		47,883,065
Transportation — 1.70%
Union Pacific	148,193	40,487,810
		40,487,810

65

Schedules of investments

Delaware Ivy Balanced Fund

	Number of	Value
	shares	(US $)
Common Stocks (continued)
Utilities — 1.88%
NextEra Energy	528,372	$44,758,392
		44,758,392
Total Common Stocks
(cost $1,311,709,863)		1,521,738,866

Exchange-Traded Fund — 1.35%
iShares Core S&P 500 ETF	71,174	32,290,932
Total Exchange-Traded Fund
(cost $33,527,649)		32,290,932

Short-Term Investments — 2.18%
Money Market Mutual Fund — 2.18%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	51,887,075	51,887,075
Total Short-Term Investments
(cost $51,887,075)		51,887,075
Total Value of Securities Before
Securities Lending Collateral—99.29%
(cost $2,192,882,925)		2,364,813,309

Securities Lending Collateral** — 0.01%
Money Market Mutual Fund — 0.01%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	247,500	247,500
Total Securities Lending Collateral
(cost $247,500)		247,500
Total Value of
Securities—99.30%
(cost $2,193,130,425)		$2,365,060,809	■

μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $46,651,445, which represents 1.96% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $20,650,971 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $20,889,919.

Summary of abbreviations:

ADR – American Depositary Receipt

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

S.F. – Single Family

yr – Year

See accompanying notes, which are an integral part of the financial statements.

66

Delaware Ivy Energy Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 97.09% ◆
Consumer Staples — 1.51%
Darling Ingredients †	53,186	$4,275,091
		4,275,091
Energy — 87.76%
Archaea Energy *, †	353,919	7,761,444
Ardmore Shipping †	288,668	1,299,006
Chesapeake Energy *	162,182	14,109,834
ConocoPhillips	133,534	13,353,400
Coterra Energy	490,338	13,224,416
Denbury †	161,051	12,653,777
Devon Energy	180,794	10,690,349
Enviva	61,205	4,844,376
EOG Resources	153,103	18,254,471
EQT	455,888	15,687,106
Equinor	528,783	19,742,992
Euronav	230,735	2,453,651
Kimbell Royalty Partners *	265,993	4,325,046
Marathon Petroleum	174,379	14,909,404
Occidental Petroleum	318,401	18,066,073
Parex Resources	390,623	8,014,622
PBF Energy Class A *, †	227,382	5,541,299
Schlumberger	313,863	12,965,681
Shell	422,201	11,571,988
Tourmaline Oil	289,088	13,319,577
Valaris †	192,973	10,028,807
Valero Energy	153,699	15,606,596
		248,423,915
Financials — 0.40%
Spring Valley Acquisition Class
A †	107,984	1,130,593
		1,130,593
Industrials — 2.43%
Li-Cycle Holdings *, †	176,899	1,494,797
Sunrun †	177,817	5,400,302
		6,895,099
Utilities — 4.99%
AES	49,026	1,261,439
American Electric Power	12,282	1,225,375
CMS Energy	16,522	1,155,549
Iberdrola	102,019	1,115,066
NextEra Energy	13,284	1,125,288
Northland Power	37,828	1,257,554
Orsted 144A #	8,470	1,060,203
RWE	27,341	1,190,496
Southern	16,000	1,160,160
SSE	51,829	1,184,243
Terna - Rete Elettrica Nazionale	145,760	1,251,682
Xcel Energy	15,674	1,131,192
		14,118,247
Total Common Stocks
(cost $201,340,315)		274,842,945

Master Limited Partnerships — 0.96%
Black Stone Minerals	201,920	2,717,843
Total Master Limited Partnerships
(cost $2,323,362)		2,717,843

Short-Term Investments — 2.38%
Money Market Mutual Fund — 2.38%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	6,721,701	6,721,701
Total Short-Term Investments
(cost $6,721,701)		6,721,701
Total Value of Securities Before
Securities Lending Collateral—100.43%
(cost $210,385,378)		284,282,489

Securities Lending Collateral** — 2.71%
Money Market Mutual Fund — 2.71%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	7,670,917	7,670,917
Total Securities Lending Collateral
(cost $7,670,917)		7,670,917
Total Value of
Securities—103.14%
(cost $218,056,295)		$291,953,406	■

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $1,060,203, which represents 0.37% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.

67

Schedules of investments
Delaware Ivy Energy Fund

■	Includes $11,860,537 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $4,742,140.

See accompanying notes, which are an integral part of the financial statements.

68

Delaware Ivy LaSalle Global Real Estate Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks – 99.31%∆
Australia – 1.83%
Ingenia Communities Group	34,920	$131,830
National Storage REIT	212,504	427,543
Vicinity Centres	641,678	890,427
		1,449,800
Belgium – 0.65%
Aedifica	4,104	516,101
		516,101
Canada – 1.18%
First Capital Real Estate Investment Trust	49,772	714,640
H&R Real Estate Investment Trust	20,979	218,995
		933,635
China – 0.91%
China Resources Land	155,966	722,145
		722,145
France – 2.60%
Gecina	10,395	1,310,064
Mercialys	44,898	444,944
Unibail-Rodamco-Westfield †	4,073	305,097
		2,060,105
Germany – 3.87%
ADLER Group 144A #, *	11,803	156,120
Vonovia	62,315	2,904,529
		3,060,649
Hong Kong – 4.22%
Kerry Properties	221,674	624,476
Link REIT	105,037	894,520
New World Development	186,871	758,163
Swire Properties	242,846	600,121
Wharf Real Estate Investment	93,200	460,619
		3,337,899
Ireland – 0.50%
Irish Residential Properties REIT	243,889	392,292
		392,292
Japan – 12.51%
Daiwa House REIT Investment	149	401,705
Global One Real Estate Investment	77	70,760
GLP J-Reit	346	525,748
Heiwa Real Estate *	18,900	612,100
Hulic	31,446	282,116
Ichigo Office REIT Investment	807	583,608
Itochu Advance Logistics Investment	276	357,217
Japan Hotel REIT Investment	871	444,058
Japan Real Estate Investment	32	167,604
Keihanshin Building	14,500	177,582
Kenedix Residential Next Investment	150	262,256
Kenedix Retail REIT	168	385,313
Mitsubishi Estate	91,250	1,358,754
Mitsubishi Estate Logistics REIT Investment	119	462,966
Mitsui Fudosan	54,550	1,167,497
Mitsui Fudosan Logistics Park	107	505,380
Orix JREIT	348	471,934
Starts Proceed Investment	202	394,409
TOC	25,731	139,935
Tokyu Fudosan Holdings	70,179	385,162
United Urban Investment	429	494,442
XYMAX REIT Investment	233	238,472
		9,889,018
Netherlands – 0.98%
NSI	17,666	775,986
		775,986
Singapore – 2.03%
ARA LOGOS Logistics Trust	364,939	228,527
CapitaLand China Trust	355,548	316,170
Frasers Centrepoint Trust	114,652	205,753
Mapletree Commercial Trust	612,100	851,620
		1,602,070
Spain – 1.30%
Merlin Properties Socimi	87,736	1,025,738
		1,025,738
United Kingdom – 4.81%
Assura	497,643	437,345
Derwent London	11,760	493,641
Land Securities Group	38,542	395,434
Safestore Holdings	31,521	554,861
Segro	55,690	978,977
Supermarket Income Reit	148,445	246,697
UNITE Group	12,831	194,357
Workspace Group	56,006	500,237
		3,801,549
United States – 61.92%
Agree Realty	17,705	1,174,904
American Homes 4 Rent Class A	26,308	1,053,109
Americold Realty Trust	19,804	552,135
Apartment Income REIT	30,909	1,652,395
AvalonBay Communities	8,674	2,154,361
Camden Property Trust	3,938	654,496
Corporate Office Properties Trust	38,700	1,104,498
CubeSmart	34,362	1,787,855

69

Schedules of investments

Delaware Ivy LaSalle Global Real Estate Fund

	Number of	Value
	shares	(US $)
Common Stocks∆ (continued)
United States (continued)
Digital Realty Trust	14,003	$1,985,625
Duke Realty	12,531	727,550
Equinix	4,132	3,064,374
Equity LifeStyle Properties	19,907	1,522,487
Essex Property Trust	4,294	1,483,491
First Industrial Realty Trust	19,313	1,195,668
Healthcare Trust of America Class A	9,052	283,690
Highwoods Properties	14,677	671,326
Host Hotels & Resorts	47,785	928,463
Invitation Homes	53,261	2,140,027
Kilroy Realty	15,969	1,220,351
Medical Properties Trust	42,113	890,269
National Health Investors	17,855	1,053,624
National Retail Properties	19,289	866,848
Omega Healthcare Investors	23,802	741,670
Outfront Media	41,514	1,180,243
Park Hotels & Resorts	29,211	570,491
Prologis	21,850	3,528,339
Public Storage	5,901	2,303,042
Realty Income	19,923	1,380,664
Retail Opportunity Investments	36,566	709,015
Rexford Industrial Realty	10,120	754,851
SBA Communications	810	278,721
Simon Property Group	14,592	1,919,723
SITE Centers	36,736	613,859
Sun Communities	2,441	427,883
Terreno Realty	7,349	544,193
Urban Edge Properties	60,096	1,147,834
Ventas	7,026	433,926
VICI Properties	82,633	2,351,735
Welltower	19,811	1,904,629
		48,958,364
Total Common Stocks
(cost $63,294,839)		78,525,351
Total Value of Securities Before
Securities Lending Collateral–99.31%
(cost $63,294,839)		78,525,351

Securities Lending Collateral** – 0.23%
Money Market Mutual Fund – 0.23%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	180,571	$180,571
Total Securities Lending Collateral
(cost $180,571)		180,571
Total Value of Securities–99.54%
(cost $63,475,410)		$78,705,922	■

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 49 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $156,120, which represents 0.20% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $641,901 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $510,736.

70

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation
BNYM	EUR	(150,000)	USD	167,325	4/1/22	$1,383
BNYM	SGD	(200,000)	USD	147,654	4/4/22	95
Total Foreign Currency Exchange Contracts						$1,478

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

REIT – Real Estate Investment Trust

Summary of currencies:

EUR – European Monetary Unit

SGD – Singapore Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

71

Schedules of investments

Delaware Ivy Natural Resources Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Closed-Ended Trust – 3.34%
Sprott Physical Uranium
Trust *, †	648,074	$9,761,415
Total Closed-Ended Trust
(cost $7,746,331)		9,761,415

Common Stocks – 93.60%∆
Australia – 4.33%
BHP Group	328,878	12,677,419
		12,677,419
Brazil – 8.55%
ERO Copper †	509,886	7,467,914
Vale ADR	293,633	5,869,724
Wheaton Precious Metals	245,935	11,701,587
		25,039,225
Canada – 8.35%
Hudbay Minerals	750,062	5,887,986
Li-Cycle Holdings *, †	495,724	4,188,868
Nutrien	94,191	9,794,922
Pan American Silver	167,037	4,558,895
		24,430,671
Hong Kong – 0.00%
China Metal Recycling
Holdings =, †	30,000,000	4
		4
Ireland – 0.45%
Ardmore Shipping †	293,729	1,321,780
		1,321,780
Netherlands – 1.95%
Shell	208,490	5,714,444
		5,714,444
Norway – 3.31%
Equinor ADR	258,290	9,688,458
		9,688,458
South Africa – 3.22%
Anglo American	181,652	9,439,071
		9,439,071
United States – 63.44%
Archaea Energy †	278,580	6,109,259
Archer-Daniels-Midland	68,172	6,153,205
Arcosa	149,577	8,563,283
Bunge	71,974	7,975,439
CF Industries Holdings	73,386	7,563,161
Chesapeake Energy	141,709	12,328,683
Darling Ingredients †	52,384	4,210,626
Denbury †	137,075	10,769,983
Enviva	99,494	7,874,950
EOG Resources	60,702	7,237,499
EQT	391,784	13,481,287
Kimbell Royalty Partners	536,763	8,727,766
Louisiana-Pacific	63,088	3,919,027
Newmont	203,752	16,188,096
Occidental Petroleum	103,152	5,852,845
PBF Energy Class A †	202,977	4,946,550
Schlumberger	282,345	11,663,672
Spring Valley Acquisition Class A †	117,782	1,233,178
Sunrun †	130,023	3,948,799
Unit †	60,757	3,739,593
Valaris †	105,821	5,499,517
Valero Energy	160,070	16,253,508
Weyerhaeuser	303,520	11,503,408
		185,743,334
Total Common Stocks
(cost $265,235,719)		274,054,406

Short-Term Investments – 3.12%
Money Market Mutual Fund – 3.12%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	9,138,823	9,138,823
Total Short-Term Investments
(cost $9,138,823)		9,138,823
Total Value of Securities Before
Securities Lending Collateral–100.06%
(cost $282,120,873)		292,954,644

Securities Lending Collateral** – 1.54%
Money Market Mutual Fund – 1.54%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	4,520,493	4,520,493
Total Securities Lending Collateral (cost
$4,520,493)		4,520,493
Total Value of
Securities–101.60%
(cost $286,641,366)		$297,475,137	■

*	Fully or partially on loan.
†	Non-income producing security.
∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 50 in “Security type / country and sector allocations.”

72

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $4,246,104 of securities loaned.

The following foreign currency exchange contract was outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized
Counterparty	Receive (Deliver)		For		Date	Depreciation
BNYM	CAD	1,007,343	USD	(806,947)	4/1/22	$(1,171)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

73

Schedules of investments

Delaware Ivy Science and Technology Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Corporate Bond — 0.06%
Consumer Discretionary — 0.06%
Marrone Bio Innovations
8.00% 12/31/22 <<	4,712,500	$4,688,466
Total Corporate Bond
(cost $4,712,500)		4,688,466

	Number of
	shares
Common Stocks — 98.18%
Communication Services — 13.04%
Alphabet Class A †	132,077	$367,352,364
Alphabet Class C †	134,232	374,908,634
Pinterest Class A †	4,345,618	106,945,659
T-Mobile US †	1,768,947	227,044,347
		1,076,251,004
Consumer Discretionary — 8.01%
Amazon.com †	176,267	574,621,607
JD.com Class A †	79,505	2,259,120
Luminar Technologies *, †	5,402,199	84,436,370
		661,317,097
Healthcare — 6.07%
Dexcom †	243,394	124,520,370
Eli Lilly & Co.	390,978	111,964,370
Intuitive Surgical †	441,924	133,319,632
Moderna †	327,683	56,446,674
Repligen †	397,710	74,805,274
		501,056,320
Industrials — 2.21%
Uber Technologies †	5,113,366	182,444,899
		182,444,899
Information Technology — 68.85%
Ambarella †	526,297	55,219,081
Amphenol Class A	2,719,293	204,898,728
Analog Devices	1,165,043	192,441,803
Apple	3,458,927	603,963,244
ASML Holding	486,341	324,841,744
Aspen Technology †	830,353	137,315,476
Autodesk †	564,328	120,963,707
Cadence Design Systems †	544,126	89,486,962
GlobalFoundries *, †	2,621,589	163,639,585
Infineon Technologies	4,637,848	156,898,573
Intuit	300,785	144,629,459
Mastercard Class A	1,153,027	412,068,789
Microchip Technology	3,264,652	245,305,951
Micron Technology	2,713,323	211,340,728
Microsoft	3,405,585	1,049,975,911
NVIDIA	634,986	173,262,280
ON Semiconductor †	4,072,135	254,956,372
PayPal Holdings †	1,135,365	131,304,962
Seagate Technology Holdings	1,504,311	135,237,559
ServiceNow †	317,882	177,025,307
Shift4 Payments Class A †	1,468,760	90,960,307
Taiwan Semiconductor Manufacturing ADR	1,322,779	137,912,939
VeriSign †	870,904	193,741,304
WNS Holdings ADR <<, †	1,251,314	106,974,834
Workday Class A †	704,766	168,763,266
		5,683,128,871
Total Common Stocks
(cost $5,048,445,833)		8,104,198,191

Short-Term Investments — 1.97%
Money Market Mutual Fund — 1.97%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	162,784,415	162,784,415
Total Short-Term Investments
(cost $162,784,415)		162,784,415
Total Value of Securities Before
Securities Lending Collateral—100.21%
(cost $5,215,942,748)		8,271,671,072

Securities Lending Collateral** — 1.74%
Money Market Mutual Fund — 1.74%
Dreyfus Institutional
Preference Government
Money Market Fund -
Institutional Shares (seven-
day effective yield 0.30%)	143,586,226	143,586,226
Total Securities Lending Collateral
(cost $143,586,226)		143,586,226
Total Value of
Securities—101.95%
(cost $5,359,528,974)		$8,415,257,298	■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.

74

■	Includes $142,732,344 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $6,812,726.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

75

Schedules of investments

Delaware Ivy Securian Real Estate Securities Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 98.82%
REIT Healthcare — 7.71%
Healthpeak Properties	79,000	$2,712,070
Ventas	180,625	11,155,400
Welltower	155,400	14,940,156
		28,807,626
REIT Hotel — 6.71%
Apple Hospitality	149,700	2,690,109
Host Hotels & Resorts	496,859	9,653,970
Park Hotels & Resorts	357,100	6,974,163
Pebblebrook Hotel Trust	116,500	2,851,920
RLJ Lodging Trust	206,000	2,900,480
		25,070,642
REIT Industrial — 13.18%
Duke Realty	133,000	7,721,980
First Industrial Realty Trust	54,000	3,343,140
Prologis	214,740	34,676,215
Rexford Industrial Realty	46,800	3,490,812
		49,232,147
REIT Information Technology — 10.71%
American Tower	15,500	3,893,910
Digital Realty Trust	80,300	11,386,540
Equinix	29,359	21,773,222
SBA Communications	8,500	2,924,850
		39,978,522
REIT Mall — 4.11%
Simon Property Group	116,674	15,349,631
		15,349,631
REIT Manufactured Housing — 2.60%
Equity LifeStyle Properties	44,500	3,403,360
Sun Communities	35,900	6,292,911
		9,696,271
REIT Multifamily — 15.86%
American Campus Communities	109,000	6,100,730
AvalonBay Communities	62,839	15,607,322
Camden Property Trust	33,900	5,634,180
Equity Residential	74,179	6,670,176
Essex Property Trust	31,200	10,778,976
Mid-America Apartment Communities	26,600	5,571,370
UDR	154,500	8,863,665
		59,226,419
REIT Office — 9.93%
Alexandria Real Estate Equities	56,894	11,449,918
Boston Properties	47,000	6,053,600
Douglas Emmett	50,800	1,697,736
Highwoods Properties	59,100	2,703,234
Kilroy Realty	99,462	7,600,886
SL Green Realty	47,684	3,870,987
Vornado Realty Trust	82,100	3,720,772
		37,097,133
REIT Self-Storage — 9.60%
Extra Space Storage	33,500	6,887,600
Life Storage	47,800	6,712,554
Public Storage	56,998	22,245,180
		35,845,334
REIT Shopping Center — 6.54%
Brixmor Property Group	240,700	6,212,467
Kimco Realty	273,800	6,762,860
Kite Realty Group Trust	220,500	5,020,785
Regency Centers	89,800	6,406,332
		24,402,444
REIT Single Family — 4.63%
American Homes 4 Rent Class A	171,000	6,845,130
Invitation Homes	259,800	10,438,764
		17,283,894
REIT Single Tenant — 6.99%
Agree Realty	64,700	4,293,492
Essential Properties Realty Trust	103,900	2,628,670
National Retail Properties	106,100	4,768,134
Realty Income	94,131	6,523,278
Spirit Realty Capital	62,350	2,869,347
VICI Properties	176,874	5,033,834
		26,116,755
Transportation — 0.25%
Hilton Worldwide Holdings †	6,100	925,614
		925,614
Total Common Stocks
(cost $205,174,776)		369,032,432

Short-Term Investments — 1.36%
Money Market Mutual Fund — 1.36%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	5,088,942	5,088,942
Total Short-Term Investments
(cost $5,088,942)		5,088,942
Total Value of Securities—100.18%
(cost $210,263,718)		$374,121,374

†	Non-income producing security.

76

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

77

Statements of assets and liabilities

March 31, 2022

				Delaware Ivy
	Delaware Ivy	Delaware Ivy		LaSalle Global
	Asset Strategy	Balanced	Delaware Ivy	Real Estate
	FundΦ	Fund	Energy Fund	Fund
Assets:
Investments, at value*,†	$2,268,603,295	$2,364,813,309	$284,282,489	$78,525,351
Investments of affiliated issuers, at value**	1,677,146	—	—	—
Short-term investments held as collateral for loaned securities, at value=	7,948,188	247,500	7,670,917	180,571
Cash	2,003,592	19,011,905	116,072	—
Cash collateral due from brokers	622,545	—	—	—
Foreign currencies, at value∆	66,059	—	—	134,282
Bullion at value‡	124,595,862	—	—	—
Receivable for securities sold	36,972,139	—	—	1,145,704
Dividends and interest receivable	9,606,061	4,440,544	123,184	350,804
Foreign tax reclaims receivable	1,405,838	73,140	18,303	62,519
Receivable for fund shares sold	854,478	737,060	479,804	4,173
Variation margin due from broker on futures contracts	75,794	—	—	—
Securities lending income receivable	50,170	2,728	9,643	230
Unrealized appreciation on foreign currency exchange contracts	—	—	—	1,478
Receivable from investment manager	—	—	—	10,539
Prepaid expenses	—	—	104,896	6,876
Other assets	55,155	100,182	26,896	19,296
Total Assets	2,454,536,322	2,389,426,368	292,832,204	80,441,823
Liabilities:
Due to custodian	—	—	85,841	388,595
Payable for securities purchased	43,316,682	686,943	—	544,219
Obligation to return securities lending collateral	7,948,188	247,500	7,670,917	180,571
Payable for fund shares redeemed	4,505,213	4,019,771	1,605,631	214,295
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,355,361	434,965	77,963	21,347
Investment management fees payable to affiliates	1,338,824	1,333,650	194,918	—
Registrar and transfer agent fees payable	788,939	258,683	40,700	3,700
Distribution fees payable to affiliates	437,556	418,826	48,805	3,305
Reports and statements to shareholders servicing expenses payable to affiliates	264,629	190,839	—	—
Unrealized depreciation on unfunded loan commitments	55,543	—	—	—
Custody fees payable	48,946	10,233	4,000	9,100
Audit and tax fees payable	45,145	35,870	27,783	5,809
Accounting and administration expenses payable to affiliates	10,137	10,137	5,800	1,081
Unrealized depreciation on foreign currency exchange contracts	7,030	—	—	—
Legal fees payable to affiliates	7,017	12,060	500	250
Other accrued expenses	1,421	43,459	—	—
Distribution payable	—	109	—	—
Total Liabilities	60,130,631	7,703,045	9,762,858	1,372,272
Total Net Assets	$2,394,405,691	$2,381,723,323	$283,069,346	$79,069,551

Net Assets Consist of:
Paid-in capital	$2,472,404,190	$1,836,293,635	$435,015,370	$61,693,186
Total distributable earnings (loss)	(77,998,499)	545,429,688	(151,946,024)	17,376,365
Total Net Assets	$2,394,405,691	$2,381,723,323	$283,069,346	$79,069,551

78

				Delaware Ivy
	Delaware Ivy	Delaware Ivy		LaSalle Global
	Asset Strategy	Balanced	Delaware Ivy	Real Estate
	FundΦ	Fund	Energy Fund	Fund
Net Asset Value

Class A:
Net assets	$1,531,208,602	$1,485,003,944	$104,280,192	$10,752,946
Shares of beneficial interest outstanding, unlimited authorization, no par	66,417,938	58,157,512	10,759,063	879,104
Net asset value per share	$23.05	$25.53	$9.69	$12.23
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$24.46	$27.09	$10.28	$12.98

Class C:
Net assets	$89,954,813	$117,058,419	$13,502,878	$499,234
Shares of beneficial interest outstanding, unlimited authorization, no par	4,233,254	4,643,975	1,519,811	41,257
Net asset value per share	$21.25	$25.21	$8.88	$12.10

Class E:
Net assets	$38,660,459	$—	$—	$—
Shares of beneficial interest outstanding, unlimited authorization, no par	1,668,442	—	—	—
Net asset value per share	$23.17	$—	$—	$—
Sales charge	2.50%	—	—	—
Offering price per share, equal to net asset value per share / (1 - sales charge)	$23.76	$—	$—	$—

Class I:
Net assets	$597,362,397	$745,877,928	$110,841,003	$43,193,405
Shares of beneficial interest outstanding, unlimited authorization, no par	25,442,691	29,208,745	10,943,762	3,515,054
Net asset value per share	$23.48	$25.54	$10.13	$12.29

Class R:
Net assets	$23,786,603	$10,852,429	$36,368,493	$857,272
Shares of beneficial interest outstanding, unlimited authorization, no par	1,048,781	426,201	3,801,570	70,380
Net asset value per share	$22.68	$25.46	$9.57	$12.18

Class R6:
Net assets	$16,519,524	$10,231,462	$6,609,515	$22,562,193
Shares of beneficial interest outstanding, unlimited authorization, no par	701,329	399,645	649,045	1,834,118
Net asset value per share	$23.55	$25.60	$10.18	$12.30

Class Y:
Net assets	$96,913,293	$12,699,141	$11,467,265	$1,204,501
Shares of beneficial interest outstanding, unlimited authorization, no par	4,187,261	497,176	1,164,283	97,172
Net asset value per share	$23.14	$25.54	$9.85	$12.40

79

Statements of assets and liabilities

					Delaware Ivy
		Delaware Ivy	Delaware Ivy		LaSalle Global
		Asset Strategy	Balanced	Delaware Ivy	Real Estate
		FundΦ	Fund	Energy Fund	Fund

*	Investments, at cost	$1,909,633,192	$2,192,882,925	$210,385,378	$63,294,839
**	Investments of affiliated issuers, at cost	626,742,852	—	—	—
†	Including securities on loan	24,684,133	20,650,971	11,860,537	641,901
=	Short-term investments held as collateral for loaned securities, at cost	7,948,188	247,500	7,670,917	180,571
‡	Bullion, at cost	75,222,346	—	—	—
∆	Foreign currencies, at cost	66,018	—	—	133,678

Φ	Consolidated statements of assets and liabilities

See accompanying notes, which are an integral part of the financial statements.

80

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	Securian Real
	Natural	Science and	Estate
	Resources	Technology	Securities
	Fund	Fund	Fund
Assets:
Investments, at value*,†	$292,954,644	$8,160,007,772	$374,121,374
Investments of affiliated issuers, at value**	—	111,663,300	—
Short-term investments held as collateral for loaned securities, at value=	4,520,493	143,586,226	—
Cash	509,023	139,772	382,170
Receivable for securities sold	3,479,519	—	934,247
Dividends and interest receivable	430,099	3,524,262	837,945
Receivable for fund shares sold	274,728	4,277,365	269,102
Foreign tax reclaims receivable	92,716	534,805	—
Securities lending income receivable	21,027	261,053	—
Prepaid expenses	—	108,785	—
Other assets	43,447	188,387	50,919
Total Assets	302,325,696	8,424,291,727	376,595,757
Liabilities:
Due to custodian	507,084	—	—
Obligation to return securities lending collateral	4,520,493	143,586,226	—
Payable for securities purchased	2,978,117	—	1,982,812
Payable for fund shares redeemed	514,308	16,422,196	554,889
Dividend disbursing and transfer agent fees and expenses payable to affiliates	357,322	1,700,730	143,056
Registrar and transfer agent fees payable	320,060	705,000	52,277
Investment management fees payable to affiliates	201,685	5,372,113	247,472
Distribution fees payable to affiliates	46,572	1,358,152	50,646
Audit and tax fees payable	30,345	27,966	30,795
Reports and statements to shareholders servicing expenses payable to affiliates	26,966	634,654	52,780
Other accrued expenses	18,311	185,095	20,775
Custody fees payable	6,273	67,341	3,214
Accounting and administration expenses payable to affiliates	2,292	9,322	3,485
Legal fees payable to affiliates	2,104	36,303	3,512
Unrealized depreciation on foreign currency exchange contracts	1,171	—	—
Distribution payable	—	2,033	—
Total Liabilities	9,533,103	170,107,131	3,145,713
Total Net Assets	$292,792,593	$8,254,184,596	$373,450,044

Net Assets Consist of:
Paid-in capital	$890,954,159	$4,029,446,920	$200,510,104
Total distributable earnings (loss)	(598,161,566)	4,224,737,676	172,939,940
Total Net Assets	$292,792,593	$8,254,184,596	$373,450,044

81

Statements of assets and liabilities

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	Securian Real
	Natural	Science and	Estate
	Resources	Technology	Securities
	Fund	Fund	Fund
Net Asset Value

Class A:
Net assets	$170,745,429	$4,958,005,268	$143,562,403
Shares of beneficial interest outstanding, unlimited authorization, no par	10,089,835	78,102,083	5,178,655
Net asset value per share	$16.92	$63.48	$27.72
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$17.95	$67.35	$29.41

Class C:
Net assets	$3,459,676	$237,610,137	$1,706,569
Shares of beneficial interest outstanding, unlimited authorization, no par	250,464	5,431,222	63,854
Net asset value per share	$13.81	$43.75	$26.73

Class E:
Net assets	$3,523,134	$58,400,228	$2,977,499
Shares of beneficial interest outstanding, unlimited authorization, no par	202,247	938,144	107,226
Net asset value per share	$17.42	$62.25	$27.77
Sales charge	2.50%	2.50%	2.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$17.87	$63.85	$28.48

Class I:
Net assets	$84,343,195	$2,354,812,431	$133,160,592
Shares of beneficial interest outstanding, unlimited authorization, no par	4,759,250	30,707,844	4,747,397
Net asset value per share	$17.72	$76.68	$28.05

Class R:
Net assets	$14,145,327	$120,945,210	$555,204
Shares of beneficial interest outstanding, unlimited authorization, no par	847,420	2,042,568	20,073
Net asset value per share	$16.69	$59.21	$27.66

Class R6:
Net assets	$2,228,363	$173,275,333	$1,112,136
Shares of beneficial interest outstanding, unlimited authorization, no par	125,263	2,228,755	39,571
Net asset value per share	$17.79	$77.75	$28.10

Class Y:
Net assets	$14,347,469	$351,135,989	$90,375,641
Shares of beneficial interest outstanding, unlimited authorization, no par	825,531	4,986,180	3,251,903
Net asset value per share	$17.38	$70.42	$27.79

* Investments, at cost	$282,120,873	$5,199,231,054	$210,263,718
** Investments of affiliated issuers, at cost	—	16,711,694	—
† Including securities on loan	4,246,104	142,732,344	—
= Short-term investments held as collateral for loaned securities, at cost	4,520,493	143,586,226	—

See accompanying notes, which are an integral part of the financial statements.

82

Statements of operations

Year ended March 31, 2022

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Asset Strategy FundΦ	Balanced Fund	Energy Fund
Investment Income:
Interest	$34,607,941	$16,039,258	$—
Dividends	27,488,905	22,942,666	6,601,531
Securities lending income	266,140	21,456	23,870
Foreign tax withheld	(2,168,106)	(225,673)	(136,593)
	60,194,880	38,777,707	6,488,808

Expenses:
Investment advisory fees	17,416,073	17,219,199	1,876,757
Distribution expenses — Class A	4,061,693	3,880,515	192,792
Distribution expenses — Class B	46,468	45,333	1,986
Distribution expenses — Class C	1,242,124	1,561,338	95,911
Distribution expenses — Class E	101,206	—	—
Distribution expenses — Class R	136,479	57,464	131,842
Distribution expenses — Class Y	269,052	38,917	20,474
Dividend disbursing and transfer agent fees and expenses	2,980,564	1,944,407	440,258
Reports and statements to shareholders servicing expenses	1,265,552	1,331,326	220,569
Accounting and administration expenses	259,680	249,493	93,701
Trustees’ fees and expenses	198,623	130,143	13,129
Registration fees	187,162	179,392	110,876
Custodian fees	145,512	22,579	6,611
Audit and tax fees	44,757	35,757	27,783
Legal fees	34,926	24,762	5,735
Other	558,354	72,216	15,894
	28,948,225	26,792,841	3,254,318
Less expenses waived	(14,539)	—	(106,448)
Less waived distribution
expenses —Class A	—	—	(187,622)
Less waived distribution
expenses —Class C	—	—	(24,190)
Less waived distribution
expenses —Class E	(108,750)	—	—
Less waived shareholder servicing expenses	(22,862)	(6,291)	(142,867)
Total operating expenses	28,802,074	26,786,550	2,793,191
Net Investment Income	31,392,806	11,991,157	3,695,617

83

Statements of operations

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Asset Strategy FundΦ	Balanced Fund	Energy Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$309,730,741	$550,193,597	$75,841,172
Foreign currencies	(369,299)	—	25,331
Foreign currency exchange contracts	(171,928)	—	43,182
Futures contracts	—	1,586,939	—
Options purchased	(6,616,011)	—	—
Options written	8,965,665	—	—
Swap contracts	450,003	—	—
Net realized gain	311,989,171	551,780,536	75,909,685

Net change in unrealized appreciation (depreciation) of:
Investments	(177,678,988)	(439,261,460)	28,578,658
Affiliated investments	(9,833,142)	—	—
Foreign currencies	(95,934)	—	1,687
Foreign currency exchange contracts	(7,030)	—	—
Futures contracts	(1,590,810)	—	—
Options purchased	(2,439,530)	—	—
Options written	(1,390,691)	—	—
Swap contracts	(382,195)	—	—
Net change in unrealized appreciation (depreciation)	(193,418,320)	(439,261,460)	28,580,345
Net Realized and Unrealized Gain	118,570,851	112,519,076	104,490,030
Net Increase in Net Assets Resulting from Operations	$149,963,657	$124,510,233	$108,185,647

Φ	Consolidated statements of operations

See accompanying notes, which are an integral part of the financial statements.

84

	Delaware Ivy LaSalle Global Real Estate Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Investment Income:
Dividends	$2,605,920	$8,424,757	$36,038,925
Securities lending income	1,502	80,962	578,976
Interest	—	—	415,488
Foreign tax withheld	(33,500)	(165,548)	(1,397,813)
	2,573,922	8,340,171	35,635,576

Expenses:
Investment advisory fees	857,792	2,095,637	76,046,526
Distribution expenses — Class A	29,282	351,096	14,258,344
Distribution expenses — Class B	1,014	3,133	69,455
Distribution expenses — Class C	21,939	31,343	3,500,168
Distribution expenses — Class E	—	6,926	156,377
Distribution expenses — Class R	4,744	59,712	713,495
Distribution expenses — Class Y	2,898	27,480	1,080,885
Registration fees	101,440	149,499	324,922
Reports and statements to shareholders servicing expenses	92,555	158,401	5,276,969
Dividend disbursing and transfer agent fees and expenses	55,122	831,412	5,792,144
Accounting and administration expenses	46,374	89,023	318,922
Audit and tax fees	30,573	30,033	27,783
Custodian fees	17,890	12,143	161,866
Legal fees	5,905	11,752	48,531
Trustees’ fees and expenses	3,829	48,976	452,303
Other	19,432	100,541	282,518
	1,290,789	4,007,107	108,511,208
Less expenses waived	(151,563)	(24,257)	—
Less waived distribution expenses — Class A	(15,047)	—	—
Less waived distribution expenses — Class C	(494)	—	—
Less waived distribution expenses — Class E	—	(6,926)	(44,244)
Less waived shareholder servicing expenses	(88,562)	—	(234,800)
Total operating expenses	1,035,123	3,975,924	108,232,164
Net Investment Income (Loss)	1,538,799	4,364,247	(72,596,588)

85

Statements of operations

	Delaware Ivy LaSalle Global Real Estate Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$16,846,440	$80,671,672	$3,429,227,479
Affiliated investments	—	—	465,759,861
Foreign currencies	(52,506)	63,507	(326,935)
Foreign currency exchange contracts	9,731	(83,606)	(53,872)
Options purchased	—	—	(10,126,621)
Options written	—	—	6,508,782
Net realized gain	16,803,665	80,651,573	3,890,988,694

Net change in unrealized appreciation
(depreciation) of:
Investments	(3,919,789)	765,825	(3,264,912,016)
Affiliated investments	—	—	(486,235,296)
Foreign currencies	(4,049)	885	11,078
Foreign currency exchange contracts	1,478	(1,171)	—
Options purchased	—	—	3,535,883
Options written	—	—	(4,073,417)
Net change in unrealized appreciation (depreciation)	(3,922,360)	765,539	(3,751,673,768)
Net Realized and Unrealized Gain	12,881,305	81,417,112	139,314,926
Net Increase in Net Assets Resulting from Operations	$14,420,104	$85,781,359	$66,718,338

See accompanying notes, which are an integral part of the financial statements.

86

Delaware Ivy
Securian Real Estate Securities Fund
Investment Income:
Dividends	$7,839,817
Securities lending income	25
7,839,842

Expenses:
Investment advisory fees	2,970,622
Distribution expenses — Class A	358,584
Distribution expenses — Class B	2,610
Distribution expenses — Class C	18,612
Distribution expenses — Class E	7,241
Distribution expenses — Class R	2,811
Distribution expenses — Class Y	210,730
Dividend disbursing and transfer agent fees and expenses	372,024
Reports and statements to shareholders servicing expenses	332,465
Registration fees	143,467
Accounting and administration expenses	118,675
Audit and tax fees	30,573
Trustees’ fees and expenses	21,231
Legal fees	17,249
Custodian fees	5,405
Other	69,521
4,681,820
Less expenses waived	(5,187)
Less waived distribution expenses —Class E	(7,241)
Total operating expenses	4,669,392
Net Investment Income	3,170,450
Net Realized and Unrealized Gain:
Net realized gain on investments	37,809,150
Net change in unrealized appreciation (depreciation) of investments	45,947,974
Net Realized and Unrealized Gain	83,757,124
Net Increase in Net Assets Resulting from Operations	$86,927,574

See accompanying notes, which are an integral part of the financial statements.

87

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Asset Strategy FundΦ		Balanced Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,392,806	$33,978,092	$11,991,157	$22,646,848
Net realized gain	311,989,171	182,065,788	551,780,536	167,123,630
Net change in unrealized appreciation (depreciation)	(193,418,320)	697,496,448	(439,261,460)	640,122,769
Net increase in net assets resulting from operations	149,963,657	913,540,328	124,510,233	829,893,247

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(175,318,750)	(40,600,274)	(170,015,564)	(89,768,761)
Class B	(42,536)	(313,609)	—	(861,545)
Class C	(12,324,565)	(6,149,208)	(14,282,406)	(14,442,230)
Class E	(4,366,558)	(1,068,907)	—	(447)
Class I	(72,386,268)	(20,657,608)	(92,393,854)	(54,306,708)
Class R	(2,762,528)	(738,813)	(1,203,217)	(759,298)
Class R6[1]	(1,889,134)	(488,822)	(1,198,396)	(734,360)
Class Y	(11,274,721)	(3,090,093)	(1,666,306)	(1,022,595)
	(280,365,060)	(73,107,334)	(280,759,743)	(161,895,944)

Capital Share Transactions:
Proceeds from shares sold:
Class A	107,147,075 [2]	260,013,056	158,026,004	198,785,584
Class B3	24,590 [2]	27,403	33,172	276,607
Class C	6,546,021 [2]	8,049,643	10,887,561	14,005,105
Class E	2,620,753 [2]	2,330,914	—	19
Class I	60,720,827 [2]	80,503,320	114,463,862	112,449,090
Class R	2,727,673 [2]	3,227,514	1,388,957	1,708,370
Class R6[1]	3,811,600 [2]	10,949,835	2,268,269	3,818,816
Class Y	5,001,260 [2]	6,127,439	1,754,031	2,825,299
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	160,806,169	36,917,188	162,754,443	84,591,531
Class B3	38,816	290,439	—	706,044
Class C	12,151,358	5,915,195	14,112,065	14,149,185
Class E	4,361,923	1,068,563	—	447
Class I	70,008,470	19,941,490	90,605,200	52,721,401
Class R	2,648,431	693,346	1,197,259	721,541
Class R6[1]	1,874,088	486,242	1,196,162	734,360
Class Y	10,861,498	2,973,750	1,462,126	911,489
	451,350,552	439,515,337	560,149,111	488,404,888

88

	Delaware Ivy		Delaware Ivy
	Asset Strategy FundΦ		Balanced Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(251,348,935)	$(275,256,735)	$(246,509,829)	$(224,027,652)
Class B3	(9,485,078)	(15,473,387)	(10,811,875)	(14,600,264)
Class C	(70,455,268)	(261,356,020)	(84,463,045)	(158,314,968)
Class E	(4,954,641)	(6,114,394)	—	(236,577)
Class I	(215,429,711)	(199,259,701)	(256,029,558)	(207,843,691)
Class R	(8,845,297)	(13,079,769)	(2,044,337)	(5,822,062)
Class R6[1]	(7,755,755)	(2,905,992)	(3,193,859)	(3,251,362)
Class Y	(22,347,142)	(36,104,306)	(5,418,651)	(6,606,489)
	(590,621,827)	(809,550,304)	(608,471,154)	(620,703,065)
Decrease in net assets derived from capital share transactions	(139,271,275)	(370,034,967)	(48,322,043)	(132,298,177)
Net Increase (Decrease) in Net Assets	(269,672,678)	470,398,027	(204,571,553)	535,699,126

Net Assets:
Beginning of year	2,664,078,369	2,193,680,342	2,586,294,876	2,050,595,750
End of year	$2,394,405,691	$2,664,078,369	$2,381,723,323	$2,586,294,876

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	Included payments from affiliates. See Note 2 in “Notes to financial statements” for additional information.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.
Φ	Consolidated statements of changes in net assets

See accompanying notes, which are an integral part of the financial statements.

89

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Energy Fund		Delaware Ivy LaSalle Global Real Estate Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,695,617	$2,673,219	$1,538,799	$1,569,296
Net realized gain (loss)	75,909,685	(24,035,954)	16,803,665	(6,199,390)
Net change in unrealized appreciation (depreciation)	28,580,345	126,773,988	(3,922,360)	35,584,467
Net increase in net assets resulting from operations	108,185,647	105,411,253	14,420,104	30,954,373

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,117,215)	(1,319,481)	(378,619)	(314,946)
Class B	—	(2,278)	(382)	(17,858)
Class C	(92,780)	(81,364)	(47,941)	(81,540)
Class I	(1,566,499)	(2,361,690)	(2,045,754)	(1,925,266)
Class R	(302,961)	(262,211)	(27,935)	(33,726)
Class R6[1]	(73,668)	(63,618)	(506,542)	(448,454)
Class Y	(120,593)	(122,778)	(35,699)	(27,910)
	(3,273,716)	(4,213,420)	(3,042,872)	(2,849,700)

Capital Share Transactions:
Proceeds from shares sold:
Class A	34,260,612	20,716,410	2,734,446	1,111,849
Class B2	—	299,764	—	2
Class C	3,128,620	2,202,222	40,529	42,315
Class E	—	25	—	—
Class I	26,692,477	42,908,468	3,605,189	7,773,217
Class R	14,255,610	18,454,252	76,092	61,111
Class R6[1]	5,132,162	2,684,688	10,008,503	3,905,138
Class Y	5,122,734	6,294,608	5,050	160
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,099,510	1,274,844	353,943	303,595
Class B2	—	2,232	382	776
Class C	87,810	79,930	14,501	17,906
Class I	1,531,605	2,305,450	2,017,933	1,866,077
Class R	301,597	261,635	27,935	33,726
Class R6[1]	73,668	63,618	506,542	448,454
Class Y	114,813	116,545	35,699	27,910
	91,801,218	97,664,691	19,426,744	15,592,236

90

	Delaware Ivy Energy Fund		Delaware Ivy LaSalle Global Real Estate Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(40,203,242)	$(26,996,280)	$(4,737,461)	$(4,456,436)
Class B2	(504,854)	(208,417)	(781,062)	(30,655)
Class C	(3,699,064)	(4,204,159)	(3,152,429)	(566,514)
Class E	—	(47,080)	—	—
Class I	(58,083,400)	(46,796,283)	(32,168,103)	(25,398,405)
Class R	(15,402,978)	(10,103,532)	(462,199)	(3,231,431)
Class R6[1]	(3,864,905)	(2,144,230)	(5,061,109)	(15,741,147)
Class Y	(5,238,188)	(5,752,689)	(18,331)	(3,763,321)
	(126,996,631)	(96,252,670)	(46,380,694)	(53,187,909)
Increase (decrease) in net assets derived from capital share transactions	(35,195,413)	1,412,021	(26,953,950)	(37,595,673)
Net Increase (Decrease) in Net Assets	69,716,518	102,609,854	(15,576,718)	(9,491,000)

Net Assets:
Beginning of year	213,352,828	110,742,974	94,646,269	104,137,269
End of year	$283,069,346	$213,352,828	$79,069,551	$94,646,269

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

91

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Natural Resources Fund		Delaware Ivy Science and Technology Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,364,247	$2,251,102	$(72,596,588)	$(58,023,734)
Net realized gain (loss)	80,651,573	(6,413,728)	3,890,988,694	713,902,278
Net change in unrealized appreciation (depreciation)	765,539	102,204,038	(3,751,673,768)	3,639,017,284
Net increase in net assets resulting from operations	85,781,359	98,041,412	66,718,338	4,294,895,828

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,146,954)	(372,501)	(1,784,827,190)	(459,416,371)
Class B	—	—	—	(2,342,889)
Class C	(70,862)	(3,213)	(125,153,174)	(51,494,338)
Class E	(80,542)	(16,736)	(19,789,487)	(4,785,593)
Class I	(1,959,146)	(435,760)	(785,259,857)	(211,754,103)
Class R	(268,318)	(36,730)	(44,371,491)	(13,321,249)
Class R6[1]	(38,129)	(7,484)	(52,529,517)	(13,664,194)
Class Y	(282,747)	(52,068)	(122,334,761)	(35,379,352)
	(5,846,698)	(924,492)	(2,934,265,477)	(792,158,089)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,336,225	9,121,076	339,601,285	410,373,724
Class B2	—	701	73,803	274,123
Class C	852,447	983,177	16,743,149	25,869,332
Class E	375,186	185,873	5,794,087	6,155,668
Class I	16,031,438	16,336,144	479,654,451	381,361,370
Class R	4,620,739	4,361,806	14,364,657	29,129,462
Class R6[1]	1,115,493	1,189,302	38,642,237	86,217,014
Class Y	3,316,726	2,206,515	48,460,741	91,484,328
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,002,510	352,063	1,732,093,310	428,660,614
Class B2	—	—	—	2,073,859
Class C	68,749	3,083	123,088,388	50,433,259
Class E	80,529	16,736	19,798,396	4,784,967
Class I	1,912,065	412,902	765,677,262	202,405,056
Class R	267,052	36,406	44,192,071	13,231,317
Class R6[1]	38,129	7,484	52,395,887	13,631,484
Class Y	276,133	49,525	117,831,872	34,194,581
	45,293,421	35,262,793	3,798,411,596	1,780,280,158

92

	Delaware Ivy Natural Resources Fund		Delaware Ivy Science and Technology Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(27,895,089)	$(30,367,772)	$(1,052,534,059)	$(706,583,985)
Class B2	(107,394)	(315,173)	(17,090,289)	(17,269,138)
Class C	(1,649,400)	(5,106,272)	(194,928,669)	(256,421,704)
Class E	(463,852)	(701,651)	(7,308,076)	(6,516,591)
Class I	(28,379,444)	(28,533,434)	(1,010,870,001)	(700,007,059)
Class R	(6,527,736)	(4,168,030)	(44,614,075)	(57,424,121)
Class R6[1]	(646,663)	(4,231,025)	(58,417,659)	(64,105,267)
Class Y	(3,395,471)	(3,650,903)	(151,601,849)	(188,911,526)
	(69,065,049)	(77,074,260)	(2,537,364,677)	(1,997,239,391)
Increase (decrease) in net assets derived from capital share transactions	(23,771,628)	(41,811,467)	1,261,046,919	(216,959,233)
Net Increase (Decrease) in Net Assets	56,163,033	55,305,453	(1,606,500,220)	3,285,778,506

Net Assets:
Beginning of year	236,629,560	181,324,107	9,860,684,816	6,574,906,310
End of year	$292,792,593	$236,629,560	$8,254,184,596	$9,860,684,816

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

93

Statements of changes in net assets

Ivy Funds

	Delaware Ivy
	Securian Real Estate Securities Fund
	Year ended
	3/31/22	3/31/21
Increase in Net Assets from Operations:
Net investment income	$3,170,450	$3,110,176
Net realized gain	37,809,150	24,689,252
Net change in unrealized appreciation (depreciation)	45,947,974	67,816,018
Net increase in net assets resulting from operations	86,927,574	95,615,446

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(18,007,963)	(2,274,192)
Class B	—	(6,276)
Class C	(220,828)	(28,259)
Class E	(367,446)	(47,848)
Class I	(16,315,128)	(2,558,176)
Class R	(65,284)	(6,748)
Class R6[1]	(117,215)	(10,788)
Class Y	(10,935,534)	(1,265,285)
	(46,029,398)	(6,197,572)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,444,998	6,649,453
Class B2	14,988	3
Class C	311,780	123,127
Class E	222,451	92,090
Class I	33,094,238	19,567,572
Class R	157,393	146,111
Class R6[1]	619,095	154,315
Class Y	15,233,806	4,607,460
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	17,800,733	2,213,555
Class B2	—	5,736
Class C	213,597	27,753
Class E	368,040	47,833
Class I	16,144,683	2,475,169
Class R	65,283	6,475
Class R6[1]	117,215	10,788
Class Y	10,823,228	1,247,276
	104,631,528	37,374,716

94

	Delaware Ivy
	Securian Real Estate Securities Fund
	Year ended
	3/31/22	3/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(29,411,210)	$(35,821,898)
Class B2	(479,079)	(714,345)
Class C	(939,453)	(1,883,738)
Class E	(458,430)	(784,536)
Class I	(60,019,310)	(49,997,642)
Class R	(215,612)	(172,156)
Class R6[1]	(184,537)	(261,458)
Class Y	(13,293,007)	(17,692,015)
	(105,000,638)	(107,327,788)
Decrease in net assets derived from capital share transactions	(369,110)	(69,953,072)
Net Increase in Net Assets	40,529,066	19,464,802

Net Assets:
Beginning of year	332,920,978	313,456,176
End of year	$373,450,044	$332,920,978

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

95

Financial highlights

Delaware Ivy Asset Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.45	$17.41	$20.63	$24.02	$21.86

Income (loss) from investment operations:
Net investment income[1]	0.29	0.29	0.43	0.38	0.21
Net realized and unrealized gain (loss)	1.12	7.39	(2.42)	0.09	2.64
Total from investment operations	1.41	7.68	(1.99)	0.47	2.85

Less dividends and distributions from:
Net investment income	(0.55)	(0.39)	(0.42)	(0.40)	(0.24)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.81)	(0.64)	(1.23)	(3.86)	(0.69)

Net asset value, end of period	$23.05	$24.45	$17.41	$20.63	$24.02

Total return[2]	5.33%[3]	44.79%	(10.69%)	2.67%	13.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,531,209	$1,601 [4]	$1,128 [4]	$1,361 [4]	$1,345 [4]
Ratio of expenses to average net assets[5]	1.11%	1.07%	1.13%	1.16%	1.13%
Ratio of net investment income to average net assets	1.16%	1.33%	2.03%	1.71%	0.90%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

96

Delaware Ivy Asset Strategy Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.75	$16.24	$19.33	$22.71	$20.71

Income (loss) from investment operations:
Net investment income[1]	0.08	0.13	0.27	0.22	0.02
Net realized and unrealized gain (loss)	1.05	6.87	(2.26)	0.07	2.51
Total from investment operations	1.13	7.00	(1.99)	0.29	2.53

Less dividends and distributions from:
Net investment income	(0.37)	(0.24)	(0.29)	(0.21)	(0.08)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.63)	(0.49)	(1.10)	(3.67)	(0.53)

Net asset value, end of period	$21.25	$22.75	$16.24	$19.33	$22.71

Total return[2]	4.49%[3]	43.70%	(11.37%)	1.99%	12.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,955	$146 [4]	$298 [4]	$634 [4]	$995 [4]
Ratio of expenses to average net assets[5]	1.92%	1.86%	1.88%	1.83%	1.89%
Ratio of net investment income to average net assets	0.35%	0.63%	1.34%	1.05%	0.11%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

97

Financial highlights

Delaware Ivy Asset Strategy Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.56	$17.48	$20.71	$24.11	$21.95

Income (loss) from investment operations:
Net investment income[1]	0.33	0.33	0.46	0.41	0.24
Net realized and unrealized gain (loss)	1.13	7.42	(2.43)	0.08	2.66
Total from investment operations	1.46	7.75	(1.97)	0.49	2.90

Less dividends and distributions from:
Net investment income	(0.59)	(0.42)	(0.45)	(0.43)	(0.29)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.85)	(0.67)	(1.26)	(3.89)	(0.74)

Net asset value, end of period	$23.17	$24.56	$17.48	$20.71	$24.11

Total return[2]	5.49%[3]	44.95%	(10.58%)	2.74%	13.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,660	$39 [4]	$30 [4]	$37 [4]	$37 [4]
Ratio of expenses to average net assets[5]	0.95%	0.93%[6]	1.00%	1.04%[7]	1.00%
Ratio of expenses to average net assets prior to fees waived[5]	1.26%	1.17%	1.25%	1.31%	1.30%
Ratio of net investment income to average net assets	1.32%	1.48%	2.17%	1.82%	1.03%
Ratio of net investment income to average net assets prior to fees waived	1.01%	1.24%	1.92%	1.55%	0.73%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding litigation expenses reimbursement was 0.97%.
[7]	Expense ratio based on the period excluding litigation expenses was 1.00%.

See accompanying notes, which are an integral part of the financial statements.

98

Delaware Ivy Asset Strategy Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.85	$17.68	$20.93	$24.33	$22.16

Income (loss) from investment operations:
Net investment income[1]	0.36	0.35	0.50	0.44	0.27
Net realized and unrealized gain (loss)	1.14	7.51	(2.46)	0.10	2.70
Total from investment operations	1.50	7.86	(1.96)	0.54	2.97

Less dividends and distributions from:
Net investment income	(0.61)	(0.44)	(0.48)	(0.48)	(0.35)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.87)	(0.69)	(1.29)	(3.94)	(0.80)

Net asset value, end of period	$23.48	$24.85	$17.68	$20.93	$24.33

Total return[2]	5.59%[3]	45.16%	(10.44%)	2.93%	13.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$597,362	$713 [4]	$586 [4]	$805 [4]	$622 [4]
Ratio of expenses to average net assets[5]	0.88%	0.83%	0.87%	0.89%	0.85%
Ratio of net investment income to average net assets	1.39%	1.59%	2.31%	1.97%	1.15%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

99

Financial highlights

Delaware Ivy Asset Strategy Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.09	$17.17	$20.35	$23.73	$21.59

Income (loss) from investment operations:
Net investment income[1]	0.20	0.22	0.36	0.31	0.13
Net realized and unrealized gain (loss)	1.11	7.27	(2.37)	0.08	2.61
Total from investment operations	1.31	7.49	(2.01)	0.39	2.74

Less dividends and distributions from:
Net investment income	(0.46)	(0.32)	(0.36)	(0.31)	(0.15)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.72)	(0.57)	(1.17)	(3.77)	(0.60)

Net asset value, end of period	$22.68	$24.09	$17.17	$20.35	$23.73

Total return[2]	4.98%[3]	44.26%	(10.93%)	2.32%	12.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,787	$28 [4]	$28 [4]	$44 [4]	$54 [4]
Ratio of expenses to average net assets[5]	1.46%	1.42%	1.46%	1.47%	1.45%
Ratio of net investment income to average net assets	0.81%	1.02%	1.72%	1.40%	0.57%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

100

Delaware Ivy Asset Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.92	$17.73	$20.99	$24.40	$22.24

Income (loss) from investment operations:
Net investment income[1]	0.40	0.37	0.51	0.45	0.28
Net realized and unrealized gain (loss)	1.14	7.54	(2.45)	0.11	2.73
Total from investment operations	1.54	7.91	(1.94)	0.56	3.01

Less dividends and distributions from:
Net investment income	(0.65)	(0.47)	(0.51)	(0.51)	(0.40)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.91)	(0.72)	(1.32)	(3.97)	(0.85)

Net asset value, end of period	$23.55	$24.92	$17.73	$20.99	$24.40

Total return[2]	5.73%[3]	45.35%	(10.32%)	3.03%	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,520	$19 [4]	$8 [4]	$5 [4]	$2 [4]
Ratio of expenses to average net assets[5]	0.72%	0.67%	0.72%	0.79%	0.78%
Ratio of net investment income to average net assets	1.56%	1.62%	2.35%	2.03%	1.19%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

101

Financial highlights

Delaware Ivy Asset Strategy Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.53	$17.47	$20.69	$24.09	$21.92

Income (loss) from investment operations:
Net investment income[1]	0.30	0.30	0.44	0.39	0.21
Net realized and unrealized gain (loss)	1.12	7.40	(2.42)	0.08	2.67
Total from investment operations	1.42	7.70	(1.98)	0.47	2.88

Less dividends and distributions from:
Net investment income	(0.55)	(0.39)	(0.43)	(0.41)	(0.26)
Net realized gain	(2.26)	(0.25)	(0.81)	(3.46)	(0.45)
Total dividends and distributions	(2.81)	(0.64)	(1.24)	(3.87)	(0.71)

Net asset value, end of period	$23.14	$24.53	$17.47	$20.69	$24.09

Total return[2]	5.35%[3,4]	44.75%[4]	(10.64%)	2.70%	13.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96,913	$109 [5]	$98 [5]	$151 [5]	$175 [5]
Ratio of expenses to average net assets[6]	1.09%	1.07%	1.11%	1.13%	1.10%
Ratio of expenses to average net assets prior to fees waived[6]	1.11%	1.08%	1.11%	1.13%	1.10%
Ratio of net investment income to average net assets	1.17%	1.36%	2.08%	1.73%	0.92%
Ratio of net investment income to average net assets prior to fees waived	1.15%	1.35%	2.08%	1.73%	0.92%
Portfolio turnover	33%	40%	44%	52%	34%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

102

Delaware Ivy Balanced Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.43	$23.58	$24.74	$24.33

Income (loss) from investment operations:
Net investment income[1]	0.12	0.24	0.31	0.37	0.37
Net realized and unrealized gain (loss)	1.28	8.38	(1.57)	1.03	1.18
Total from investment operations	1.40	8.62	(1.26)	1.40	1.55

Less dividends and distributions from:
Net investment income	(0.12)	(0.28)	(0.34)	(0.36)	(0.48)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.16)	(1.76)	(1.89)	(2.56)	(1.14)

Net asset value, end of period	$25.53	$27.29	$20.43	$23.58	$24.74

Total return[2]	4.57%	42.81%	(6.55%)	6.25%	6.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,485,004	$1,509 [3]	$1,086 [3]	$1,275 [3]	$1,368 [3]
Ratio of expenses to average net assets[4]	1.04%	1.07%	1.10%	1.09%	1.12%
Ratio of net investment income to average net assets	0.44%	0.95%	1.27%	1.49%	1.48%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

103

Financial highlights

Delaware Ivy Balanced Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.98	$20.24	$23.38	$24.56	$24.17

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	0.06	0.13	0.19	0.19
Net realized and unrealized gain (loss)	1.25	8.30	(1.55)	1.01	1.18
Total from investment operations	1.16	8.36	(1.42)	1.20	1.37

Less dividends and distributions from:
Net investment income	—	(0.14)	(0.17)	(0.18)	(0.32)
Net realized gain	(2.93)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(2.93)	(1.62)	(1.72)	(2.38)	(0.98)

Net asset value, end of period	$25.21	$26.98	$20.24	$23.38	$24.56

Total return[2]	3.77%	41.82%	(7.24%)	5.46%	5.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,058	$183 [3]	$243 [3]	$366 [3]	$485 [3]
Ratio of expenses to average net assets[4]	1.82%	1.82%	1.83%	1.80%	1.83%
Ratio of net investment income (loss) to average net assets	(0.34%)	0.23%	0.54%	0.78%	0.78%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

104

Delaware Ivy Balanced Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.42	$23.57	$24.74	$24.33

Income (loss) from investment operations:
Net investment income[1]	0.18	0.29	0.36	0.43	0.43
Net realized and unrealized gain (loss)	1.28	8.39	(1.57)	1.02	1.19
Total from investment operations	1.46	8.68	(1.21)	1.45	1.62

Less dividends and distributions from:
Net investment income	(0.17)	(0.33)	(0.39)	(0.42)	(0.55)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.21)	(1.81)	(1.94)	(2.62)	(1.21)

Net asset value, end of period	$25.54	$27.29	$20.42	$23.57	$24.74

Total return[2]	4.82%	43.15%	(6.32%)	6.51%	6.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$745,878	$846 [3]	$671 [3]	$873 [3]	$1,043 [3]
Ratio of expenses to average net assets[4]	0.84%	0.86%	0.86%	0.84%	0.88%
Ratio of net investment income to average net assets	0.64%	1.17%	1.51%	1.73%	1.72%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

105

Financial highlights

Delaware Ivy Balanced Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.22	$20.39	$23.54	$24.70	$24.30

Income (loss) from investment operations:
Net investment income[1]	0.01	0.15	0.22	0.28	0.28
Net realized and unrealized gain (loss)	1.26	8.36	(1.57)	1.04	1.18
Total from investment operations	1.27	8.51	(1.35)	1.32	1.46

Less dividends and distributions from:
Net investment income	(0.01)	(0.20)	(0.25)	(0.28)	(0.40)
Net realized gain	(3.02)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.03)	(1.68)	(1.80)	(2.48)	(1.06)

Net asset value, end of period	$25.46	$27.22	$20.39	$23.54	$24.70

Total return[2]	4.15%	42.31%	(6.90%)	5.91%	6.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,852	$11 [3]	$11 [3]	$13 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.44%	1.45%	1.45%	1.43%	1.46%
Ratio of net investment income to average net assets	0.04%	0.60%	0.91%	1.14%	1.13%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

106

Delaware Ivy Balanced Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.36	$20.47	$23.62	$24.78	$24.37

Income (loss) from investment operations:
Net investment income[1]	0.22	0.33	0.40	0.46	0.47
Net realized and unrealized gain (loss)	1.27	8.40	(1.57)	1.04	1.19
Total from investment operations	1.49	8.73	(1.17)	1.50	1.66

Less dividends and distributions from:
Net investment income	(0.21)	(0.36)	(0.43)	(0.46)	(0.59)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.25)	(1.84)	(1.98)	(2.66)	(1.25)

Net asset value, end of period	$25.60	$27.36	$20.47	$23.62	$24.78

Total return[2]	4.93%	43.34%	(6.16%)	6.66%	6.86%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,232	$11 [3]	$7 [3]	$15 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.70%	0.71%	0.71%	0.70%	0.72%
Ratio of net investment income to average net assets	0.78%	1.30%	1.65%	1.88%	1.88%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

107

Financial highlights

Delaware Ivy Balanced Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.29	$20.43	$23.58	$24.75	$24.34

Income (loss) from investment operations:
Net investment income[1]	0.12	0.24	0.31	0.37	0.38
Net realized and unrealized gain (loss)	1.28	8.38	(1.57)	1.02	1.17
Total from investment operations	1.40	8.62	(1.26)	1.39	1.55

Less dividends and distributions from:
Net investment income	(0.11)	(0.28)	(0.34)	(0.36)	(0.48)
Net realized gain	(3.04)	(1.48)	(1.55)	(2.20)	(0.66)
Total dividends and distributions	(3.15)	(1.76)	(1.89)	(2.56)	(1.14)

Net asset value, end of period	$25.54	$27.29	$20.43	$23.58	$24.75

Total return[2]	4.59%[3]	42.81%[3]	(6.55%)[3]	6.22%	6.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,699	$16 [4]	$14 [4]	$24 [4]	$34 [4]
Ratio of expenses to average net assets[5]	1.04%	1.07%	1.10%	1.09%	1.12%
Ratio of expenses to average net assets prior to fees waived[5]	1.08%	1.10%	1.11%	1.09%	1.12%
Ratio of net investment income to average net assets	0.44%	0.97%	1.27%	1.49%	1.53%
Ratio of net investment income to average net assets prior to fees waived	0.40%	0.94%	1.26%	1.49%	1.53%
Portfolio turnover	94%	52%	43%	53%	36%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

108

Delaware Ivy Energy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$6.18	$3.25	$9.45	$11.55	$13.30

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.07	0.04	(0.05)	0.03
Net realized and unrealized gain (loss)	3.51	2.97	(6.24)	(2.05)	(1.74)
Total from investment operations	3.62	3.04	(6.20)	(2.10)	(1.71)

Less dividends and distributions from:
Net investment income	(0.11)	(0.11)	—	—	(0.04)
Total dividends and distributions	(0.11)	(0.11)	—	—	(0.04)

Net asset value, end of period	$9.69	$6.18	$3.25	$9.45	$11.55

Total return[2]	59.24%	94.23%	(65.61%)	(18.18%)	(12.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104,280	$72 [3]	$40 [3]	$134 [3]	$211 [3]
Ratio of expenses to average net assets[4]	1.35%	1.35%	1.41%	1.41%	1.46%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.72%	1.87%	1.71%	1.55%	1.53%
Ratio of net investment income (loss) to average net assets	1.60%	1.52%	0.52%	(0.46%)	0.26%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.23%	1.00%	0.22%	(0.60%)	0.19%
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.44%.

See accompanying notes, which are an integral part of the financial statements.

109

Financial highlights

Delaware Ivy Energy Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.68	$2.97	$8.70	$10.71	$12.39

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.03	(0.01)	(0.12)	— [2]
Net realized and unrealized gain (loss)	3.21	2.73	(5.72)	(1.89)	(1.68)
Total from investment operations	3.27	2.76	(5.73)	(2.01)	(1.68)

Less dividends and distributions from:
Net investment income	(0.07)	(0.05)	—	—	—
Total dividends and distributions	(0.07)	(0.05)	—	—	—

Net asset value, end of period	$8.88	$5.68	$2.97	$8.70	$10.71

Total return[3]	57.97%[4]	93.07%[4]	(65.86%)[4]	(18.77%)[4]	(13.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,503	$9 [5]	$6 [5]	$27 [5]	$48 [5]
Ratio of expenses to average net assets[6]	2.09%	2.09%	2.11%	2.11%	2.15%
Ratio of expenses to average net assets prior to fees waived[6]	2.34%	2.44%	2.31%	2.12%	2.15%
Ratio of net investment income (loss) to average net assets	0.87%	0.77%	(0.20%)	(1.17%)	(0.01%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.62%	0.42%	(0.40%)	(1.18%)	(0.01%)
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

110

Delaware Ivy Energy Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$6.45	$3.40	$9.85	$11.99	$13.80

Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.09	0.08	(0.01)	0.09
Net realized and unrealized gain (loss)	3.67	3.11	(6.53)	(2.13)	(1.83)
Total from investment operations	3.81	3.20	(6.45)	(2.14)	(1.74)

Less dividends and distributions from:
Net investment income	(0.13)	(0.15)	—	—	(0.07)
Total dividends and distributions	(0.13)	(0.15)	—	—	(0.07)

Net asset value, end of period	$10.13	$6.45	$3.40	$9.85	$11.99

Total return[2]	59.90%	95.08%	(65.48%)	(17.85%)	(12.63%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$110,841	$97 [3]	$52 [3]	$158 [3]	$263 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	1.03%	1.11%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.14%	1.20%	1.17%	1.11%	1.12%
Ratio of net investment income (loss) to average net assets	1.93%	1.87%	0.95%	(0.08%)	0.76%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.78%	1.66%	0.77%	(0.16%)	0.75%
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.09%.

See accompanying notes, which are an integral part of the financial statements.

111

Financial highlights

Delaware Ivy Energy Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$6.10	$3.20	$9.34	$11.45	$13.20

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.05	0.01	(0.08)	0.04
Net realized and unrealized gain (loss)	3.46	2.93	(6.15)	(2.03)	(1.77)
Total from investment operations	3.55	2.98	(6.14)	(2.11)	(1.73)

Less dividends and distributions from:
Net investment income	(0.08)	(0.08)	—	—	(0.02)
Total dividends and distributions	(0.08)	(0.08)	—	—	(0.02)

Net asset value, end of period	$9.57	$6.10	$3.20	$9.34	$11.45

Total return[2]	58.80%	93.40%[3]	(65.74%)	(18.43%)	(13.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,368	$24 [4]	$7 [4]	$18 [4]	$22 [4]
Ratio of expenses to average net assets[5]	1.73%	1.75%	1.74%	1.68%	1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.73%	1.77%	1.74%	1.68%	1.70%
Ratio of net investment income (loss) to average net assets	1.23%	1.06%	0.19%	(0.72%)	0.37%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.23%	1.04%	0.19%	(0.72%)	0.37%
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

112

Delaware Ivy Energy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$6.49	$3.42	$9.90	$12.05	$13.86

Income (loss) from investment operations:
Net investment income[1]	0.16	0.09	0.08	— [2]	0.17
Net realized and unrealized gain (loss)	3.66	3.13	(6.56)	(2.15)	(1.90)
Total from investment operations	3.82	3.22	(6.48)	(2.15)	(1.73)

Less dividends and distributions from:
Net investment income	(0.13)	(0.15)	—	—	(0.08)
Total dividends and distributions	(0.13)	(0.15)	—	—	(0.08)

Net asset value, end of period	$10.18	$6.49	$3.42	$9.90	$12.05

Total return[3]	59.68%[4]	95.11%[4]	(65.45%)[4]	(17.84%)	(12.48%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,610	$3 [5]	$2 [5]	$5 [5]	$5 [5]
Ratio of expenses to average net assets[6]	0.98%	0.99%	0.99%	0.94%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	0.99%	1.02%	0.99%	0.94%	0.95%
Ratio of net investment income to average net assets	2.07%	1.84%	0.95%	0.04%	1.45%
Ratio of net investment income to average net assets prior to fees waived	2.06%	1.81%	0.95%	0.04%	1.45%
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

113

Financial highlights

Delaware Ivy Energy Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$6.28	$3.30	$9.59	$11.72	$13.49

Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.07	0.04	(0.05)	0.08
Net realized and unrealized gain (loss)	3.56	3.02	(6.33)	(2.08)	(1.80)
Total from investment operations	3.68	3.09	(6.29)	(2.13)	(1.72)

Less dividends and distributions from:
Net investment income	(0.11)	(0.11)	—	—	(0.05)
Total dividends and distributions	(0.11)	(0.11)	—	—	(0.05)

Net asset value, end of period	$9.85	$6.28	$3.30	$9.59	$11.72

Total return[2]	59.24%[3]	94.31%[3]	(65.59%)[3]	(18.17%)	(12.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,467	$8 [4]	$4 [4]	$22 [4]	$42 [4]
Ratio of expenses to average net assets[5]	1.35%	1.35%	1.41%	1.34%	1.35%
Ratio of expenses to average net assets prior to fees waived[5]	1.38%	1.42%	1.42%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets	1.61%	1.50%	0.46%	(0.42%)	0.71%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.58%	1.43%	0.45%	(0.42%)	0.71%
Portfolio turnover	113%	30%	23%	31%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

114

Delaware Ivy LaSalle Global Real Estate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.86	$8.16	$11.22	$10.38	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.16	0.12	0.15	0.15	0.24
Net realized and unrealized gain (loss)	1.58	2.88	(2.57)	1.21	0.04
Total from investment operations	1.74	3.00	(2.42)	1.36	0.28

Less dividends and distributions from:
Net investment income	(0.37)	(0.30)	(0.38)	(0.31)	(0.11)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.37)	(0.30)	(0.64)	(0.52)	(0.18)

Net asset value, end of period	$12.23	$10.86	$8.16	$11.22	$10.38

Total return[2]	16.12%	37.08%	(22.88%)	13.61%	2.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,754	$11 [3]	$11 [3]	$20 [3]	$8 [3]
Ratio of expenses to average net assets[4]	1.48%	1.48%	1.51%	1.61%[5]	1.51%
Ratio of expenses to average net assets prior to fees waived[4]	1.76%	1.79%	1.68%	1.90%	1.79%
Ratio of net investment income to average net assets	1.38%	1.23%	1.44%	1.40%	2.29%
Ratio of net investment income to average net assets prior to fees waived	1.10%	0.92%	1.27%	1.11%	2.01%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.51%.

See accompanying notes, which are an integral part of the financial statements.

115

Financial highlights

Delaware Ivy LaSalle Global Real Estate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.76	$8.11	$11.15	$10.32	$10.24

Income (loss) from investment operations:
Net investment income[1]	0.08	0.05	0.08	0.06	0.14
Net realized and unrealized gain (loss)	1.56	2.86	(2.55)	1.21	0.06
Total from investment operations	1.64	2.91	(2.47)	1.27	0.20

Less dividends and distributions from:
Net investment income	(0.30)	(0.26)	(0.31)	(0.23)	(0.05)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.30)	(0.26)	(0.57)	(0.44)	(0.12)

Net asset value, end of period	$12.10	$10.76	$8.11	$11.15	$10.32

Total return[2]	15.28%	36.12%	(23.32%)	12.72%	1.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$499	$3 [3]	$3 [3]	$4 [3]	$1 [3]
Ratio of expenses to average net assets[4]	2.15%	2.15%	2.17%	2.27%	2.30%
Ratio of expenses to average net assets prior to fees waived[4]	2.21%	2.31%	2.26%	2.44%	2.47%
Ratio of net investment income to average net assets	0.64%	0.52%	0.75%	0.60%	1.30%
Ratio of net investment income to average net assets prior to fees waived	0.58%	0.36%	0.66%	0.43%	1.13%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

116

Delaware Ivy LaSalle Global Real Estate Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.91	$8.19	$11.24	$10.41	$10.29

Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.21	0.19	0.26
Net realized and unrealized gain (loss)	1.59	2.89	(2.57)	1.21	0.07
Total from investment operations	1.80	3.05	(2.36)	1.40	0.33

Less dividends and distributions from:
Net investment income	(0.42)	(0.33)	(0.43)	(0.36)	(0.14)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.42)	(0.33)	(0.69)	(0.57)	(0.21)

Net asset value, end of period	$12.29	$10.91	$8.19	$11.24	$10.41

Total return[2]	16.62%	37.55%	(22.41%)	14.00%	3.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,193	$63 [3]	$60 [3]	$88 [3]	$28 [3]
Ratio of expenses to average net assets[4]	1.05%	1.05%	1.05%	1.20%[5]	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.41%	1.34%	1.55%	1.41%
Ratio of net investment income to average net assets	1.77%	1.64%	1.90%	1.76%	2.48%
Ratio of net investment income to average net assets prior to fees waived	1.46%	1.28%	1.61%	1.41%	2.12%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.05%.

See accompanying notes, which are an integral part of the financial statements.

117

Financial highlights

Delaware Ivy LaSalle Global Real Estate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.82	$8.14	$11.19	$10.36	$10.27

Income (loss) from investment operations:
Net investment income[1]	0.12	0.15	0.12	0.09	0.18
Net realized and unrealized gain (loss)	1.58	2.81	(2.56)	1.23	0.07
Total from investment operations	1.70	2.96	(2.44)	1.32	0.25

Less dividends and distributions from:
Net investment income	(0.34)	(0.28)	(0.35)	(0.28)	(0.09)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.34)	(0.28)	(0.61)	(0.49)	(0.16)

Net asset value, end of period	$12.18	$10.82	$8.14	$11.19	$10.36

Total return[2]	15.74%	36.66%	(23.08%)	13.19%	2.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$857	$1 [3]	$3 [3]	$6 [3]	$— [3,4]
Ratio of expenses to average net assets[5]	1.80%	1.80%	1.80%	1.93%	1.81%
Ratio of expenses to average net assets prior to fees waived[5]	1.97%	1.98%	1.93%	2.10%	1.97%
Ratio of net investment income to average net assets	1.03%	1.66%	1.16%	0.83%	1.74%
Ratio of net investment income to average net assets prior to fees waived	0.86%	1.48%	1.03%	0.66%	1.58%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Amount is less than $500.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

118

Delaware Ivy LaSalle Global Real Estate Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				7/5/17[1] to
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.92	$8.19	$11.26	$10.42	$10.42

Income (loss) from investment operations:
Net investment income[2]	0.23	0.16	0.20	0.21	0.15
Net realized and unrealized gain (loss)	1.57	2.90	(2.58)	1.19	0.05
Total from investment operations	1.80	3.06	(2.38)	1.40	0.20

Less dividends and distributions from:
Net investment income	(0.42)	(0.33)	(0.43)	(0.35)	(0.13)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.42)	(0.33)	(0.69)	(0.56)	(0.20)

Net asset value, end of period	$12.30	$10.92	$8.19	$11.26	$10.42

Total return[3]	16.60%	37.67%	(22.53%)	14.08%	1.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,562	$15 [4]	$22 [4]	$30 [4]	$30 [4]
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.05%	1.13%[6]	1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.22%	1.16%	1.31%	1.27%
Ratio of net investment income to average net assets	1.92%	1.71%	1.90%	2.01%	1.96%
Ratio of net investment income to average net assets prior to fees waived	1.67%	1.54%	1.79%	1.83%	1.74%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.05%.
[7]	Portfolio turnover is representative of the Fund for the period ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

119

Financial highlights

Delaware Ivy LaSalle Global Real Estate Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.00	$8.27	$11.35	$10.50	$10.39

Income (loss) from investment operations:
Net investment income[1]	0.17	0.20	0.16	0.14	0.22
Net realized and unrealized gain (loss)	1.61	2.83	(2.59)	1.24	0.07
Total from investment operations	1.78	3.03	(2.43)	1.38	0.29

Less dividends and distributions from:
Net investment income	(0.38)	(0.30)	(0.39)	(0.32)	(0.11)
Net realized gain	—	—	(0.26)	(0.21)	(0.07)
Total dividends and distributions	(0.38)	(0.30)	(0.65)	(0.53)	(0.18)

Net asset value, end of period	$12.40	$11.00	$8.27	$11.35	$10.50

Total return[2]	16.21%	36.96%	(22.73%)	13.64%	2.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,205	$1 [3]	$4 [3]	$5 [3]	$1 [3]
Ratio of expenses to average net assets[4]	1.47%	1.45%	1.46%	1.51%	1.46%
Ratio of expenses to average net assets prior to fees waived[4]	1.65%	1.61%	1.55%	1.68%	1.62%
Ratio of net investment income to average net assets	1.39%	2.15%	1.46%	1.29%	2.11%
Ratio of net investment income to average net assets prior to fees waived	1.21%	1.99%	1.37%	1.12%	1.95%
Portfolio turnover	88%	90%	88%	91%	77%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

120

Delaware Ivy Natural Resources Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.42	$7.85	$13.45	$14.82	$14.80

Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.09	0.13	0.12	(0.03)
Net realized and unrealized gain (loss)	4.61	4.51	(5.51)	(1.49)	0.05
Total from investment operations	4.82	4.60	(5.38)	(1.37)	0.02

Less dividends and distributions from:
Net investment income	(0.32)	(0.03)	(0.22)	—	—
Total dividends and distributions	(0.32)	(0.03)	(0.22)	—	—

Net asset value, end of period	$16.92	$12.42	$7.85	$13.45	$14.82

Total return[2]	39.47%	58.68%	(40.58%)	(9.31%)	0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$170,746	$136 [3]	$102 [3]	$218 [3]	$288 [3]
Ratio of expenses to average net assets[4]	1.82%	1.84%	1.77%	1.59%	1.73%
Ratio of net investment income (loss) to average net assets	1.57%	0.82%	1.05%	0.82%	(0.19%)
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

121

Financial highlights

Delaware Ivy Natural Resources Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.22	$6.48	$11.13	$12.33	$12.39

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.01	0.03	0.03	(0.12)
Net realized and unrealized gain (loss)	3.77	3.74	(4.55)	(1.23)	0.06
Total from investment operations	3.86	3.75	(4.52)	(1.20)	(0.06)

Less dividends and distributions from:
Net investment income	(0.27)	(0.01)	(0.13)	—	—
Total dividends and distributions	(0.27)	(0.01)	(0.13)	—	—

Net asset value, end of period	$13.81	$10.22	$6.48	$11.13	$12.33

Total return[2]	38.45%	57.83%	(41.02%)	(9.73%)	(0.48%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,460	$3 [3]	$5 [3]	$21 [3]	$40 [3]
Ratio of expenses to average net assets[4]	2.52%	2.49%	2.48%	2.07%	2.40%
Ratio of net investment income (loss) to average net assets	0.84%	0.07%	0.30%	0.28%	(0.98%)
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

122

Delaware Ivy Natural Resources Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.77	$8.05	$13.81	$15.25	$15.15

Income (loss) from investment operations:
Net investment income[1]	0.32	0.16	0.20	0.17	0.04
Net realized and unrealized gain (loss)	4.75	4.64	(5.64)	(1.55)	0.06
Total from investment operations	5.07	4.80	(5.44)	(1.38)	0.10

Less dividends and distributions from:
Net investment income	(0.42)	(0.08)	(0.32)	(0.06)	—
Total dividends and distributions	(0.42)	(0.08)	(0.32)	(0.06)	—

Net asset value, end of period	$17.42	$12.77	$8.05	$13.81	$15.25

Total return[2]	40.56%	59.72%	(40.26%)	(9.03%)	0.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,523	$3 [3]	$2 [3]	$4 [3]	$5 [3]
Ratio of expenses to average net assets[4]	1.08%	1.17%	1.24%	1.27%	1.27%
Ratio of expenses to average net assets prior to fees waived[4]	2.20%	2.21%	2.15%	2.03%	2.15%
Ratio of net investment income to average net assets	2.31%	1.48%	1.57%	1.17%	0.27%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.19%	0.44%	0.66%	0.41%	(0.61%)
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

123

Financial highlights

Delaware Ivy Natural Resources Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.99	$8.18	$14.06	$15.50	$15.40

Income (loss) from investment operations:
Net investment income[1]	0.31	0.16	0.21	0.20	0.05
Net realized and unrealized gain (loss)	4.82	4.73	(5.74)	(1.57)	0.05
Total from investment operations	5.13	4.89	(5.53)	(1.37)	0.10

Less dividends and distributions from:
Net investment income	(0.40)	(0.08)	(0.35)	(0.07)	—
Total dividends and distributions	(0.40)	(0.08)	(0.35)	(0.07)	—

Net asset value, end of period	$17.72	$12.99	$8.18	$14.06	$15.50

Total return[2]	40.30%	59.85%	(40.26%)	(8.86%)	0.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$84,343	$71 [3]	$54 [3]	$106 [3]	$154 [3]
Ratio of expenses to average net assets[4]	1.21%	1.20%	1.19%	1.10%	1.20%
Ratio of net investment income to average net assets	2.17%	1.46%	1.63%	1.30%	0.32%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

124

Delaware Ivy Natural Resources Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.25	$7.75	$13.26	$14.63	$14.61

Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.09	0.13	0.10	(0.04)
Net realized and unrealized gain (loss)	4.54	4.45	(5.42)	(1.47)	0.06
Total from investment operations	4.76	4.54	(5.29)	(1.37)	0.02

Less dividends and distributions from:
Net investment income	(0.32)	(0.04)	(0.22)	—	—
Total dividends and distributions	(0.32)	(0.04)	(0.22)	—	—

Net asset value, end of period	$16.69	$12.25	$7.75	$13.26	$14.63

Total return[2]	39.60%	58.67%	(40.53%)	(9.36%)	0.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,145	$12 [3]	$7 [3]	$15 [3]	$21 [3]
Ratio of expenses to average net assets[4]	1.78%	1.77%	1.76%	1.67%	1.78%
Ratio of net investment income (loss) to average net assets	1.60%	0.90%	1.06%	0.73%	(0.26%)
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

125

Financial highlights

Delaware Ivy Natural Resources Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.03	$8.21	$14.12	$15.58	$15.44

Income (loss) from investment operations:
Net investment income[1]	0.36	0.18	0.23	0.23	0.07
Net realized and unrealized gain (loss)	4.82	4.73	(5.75)	(1.59)	0.07
Total from investment operations	5.18	4.91	(5.52)	(1.36)	0.14

Less dividends and distributions from:
Net investment income	(0.42)	(0.09)	(0.39)	(0.10)	—
Total dividends and distributions	(0.42)	(0.09)	(0.39)	(0.10)	—

Net asset value, end of period	$17.79	$13.03	$8.21	$14.12	$15.58

Total return[2]	40.61%	59.94%	(40.11%)	(8.71%)	0.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,228	$1 [3]	$3 [3]	$5 [3]	$6 [3]
Ratio of expenses to average net assets[4]	1.04%	0.99%	1.02%	0.93%	1.04%
Ratio of net investment income to average net assets	2.46%	1.64%	1.81%	1.48%	0.46%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

126

Delaware Ivy Natural Resources Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.74	$8.04	$13.79	$15.21	$15.14

Income (loss) from investment operations:
Net investment income[1]	0.28	0.13	0.17	0.16	0.01
Net realized and unrealized gain (loss)	4.73	4.63	(5.63)	(1.54)	0.06
Total from investment operations	5.01	4.76	(5.46)	(1.38)	0.07

Less dividends and distributions from:
Net investment income	(0.37)	(0.06)	(0.29)	(0.04)	—
Total dividends and distributions	(0.37)	(0.06)	(0.29)	(0.04)	—

Net asset value, end of period	$17.38	$12.74	$8.04	$13.79	$15.21

Total return[2]	40.08%	59.33%	(40.40%)	(9.03%)	0.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,348	$11 [3]	$8 [3]	$18 [3]	$26 [3]
Ratio of expenses to average net assets[4]	1.42%	1.42%	1.42%	1.33%	1.43%
Ratio of net investment income to average net assets	1.97%	1.23%	1.39%	1.09%	0.09%
Portfolio turnover	116%	52%	44%	21%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

127

Financial highlights

Delaware Ivy Science and Technology Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$92.04	$59.85	$65.00	$65.33	$56.65

Income (loss) from investment operations:
Net investment loss[1]	(0.66)	(0.55)	(0.38)	(0.30)	(0.36)
Net realized and unrealized gain	2.73	40.68	3.45	7.42	13.46
Total from investment operations	2.07	40.13	3.07	7.12	13.10

Less dividends and distributions from:
Net realized gain	(30.63)	(7.94)	(8.22)	(7.45)	(4.42)
Total dividends and distributions	(30.63)	(7.94)	(8.22)	(7.45)	(4.42)

Net asset value, end of period	$63.48	$92.04	$59.85	$65.00	$65.33

Total return[2]	(0.21%)	67.65%	2.98%	12.63%	23.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,958,005	$5,696 [3]	$3,626 [3]	$3,956 [3]	$4,018 [3]
Ratio of expenses to average net assets[4]	1.13%	1.14%	1.18%	1.20%	1.22%
Ratio of net investment loss to average net assets	(0.76%)	(0.66%)	(0.54%)	(0.45%)	(0.56%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

128

Delaware Ivy Science and Technology Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$72.44	$48.52	$54.26	$56.20	$49.39

Income (loss) from investment operations:
Net investment loss[1]	(1.04)	(0.95)	(0.76)	(0.67)	(0.76)
Net realized and unrealized gain	2.62	32.81	3.07	6.18	11.74
Total from investment operations	1.58	31.86	2.31	5.51	10.98

Less dividends and distributions from:
Net realized gain	(30.27)	(7.94)	(8.05)	(7.45)	(4.17)
Total dividends and distributions	(30.27)	(7.94)	(8.05)	(7.45)	(4.17)

Net asset value, end of period	$43.75	$72.44	$48.52	$54.26	$56.20

Total return[2]	(1.00%)	66.37%	2.17%	11.79%	22.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$237,610	$413 [3]	$407 [3]	$532 [3]	$608 [3]
Ratio of expenses to average net assets[4]	1.92%	1.92%	1.95%	1.94%	1.98%
Ratio of net investment loss to average net assets	(1.56%)	(1.45%)	(1.31%)	(1.18%)	(1.38%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

129

Financial highlights

Delaware Ivy Science and Technology Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$90.83	$59.18	$64.37	$64.88	$56.28

Income (loss) from investment operations:
Net investment loss[1]	(0.73)	(0.63)	(0.45)	(0.39)	(0.44)
Net realized and unrealized gain	2.71	40.22	3.43	7.33	13.43
Total from investment operations	1.98	39.59	2.98	6.94	12.99

Less dividends and distributions from:
Net realized gain	(30.56)	(7.94)	(8.17)	(7.45)	(4.39)
Total dividends and distributions	(30.56)	(7.94)	(8.17)	(7.45)	(4.39)

Net asset value, end of period	$62.25	$90.83	$59.18	$64.37	$64.88

Total return[2]	(0.31%)	67.51%	2.85%	12.46%	23.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,400	$60 [3]	$36 [3]	$36 [3]	$32 [3]
Ratio of expenses to average net assets[4]	1.23%	1.24%	1.28%	1.35%[5]	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.31%	1.28%	1.36%	1.45%	1.46%
Ratio of net investment loss to average net assets	(0.86%)	(0.76%)	(0.65%)	(0.60%)	(0.69%)
Ratio of net investment loss to average net assets prior to fees waived	(0.94%)	(0.80%)	(0.73%)	(0.70%)	(0.85%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.30%.

See accompanying notes, which are an integral part of the financial statements.

130

Delaware Ivy Science and Technology Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$105.32	$67.65	$72.51	$71.85	$61.88

Income (loss) from investment operations:
Net investment loss[1]	(0.60)	(0.45)	(0.27)	(0.17)	(0.26)
Net realized and unrealized gain	2.83	46.06	3.71	8.28	14.77
Total from investment operations	2.23	45.61	3.44	8.11	14.51

Less dividends and distributions from:
Net realized gain	(30.87)	(7.94)	(8.30)	(7.45)	(4.54)
Total dividends and distributions	(30.87)	(7.94)	(8.30)	(7.45)	(4.54)

Net asset value, end of period	$76.68	$105.32	$67.65	$72.51	$71.85

Total return[2]	(0.04%)	67.96%	3.17%	12.88%	23.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,354,813	$2,878 [3]	$1,938 [3]	$2,203 [3]	$2,235 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.98%	0.98%	1.00%
Ratio of net investment loss to average net assets	(0.59%)	(0.48%)	(0.34%)	(0.23%)	(0.37%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

131

Financial highlights

Delaware Ivy Science and Technology Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$87.86	$57.58	$62.89	$63.68	$55.38

Income (loss) from investment operations:
Net investment loss[1]	(0.97)	(0.85)	(0.63)	(0.52)	(0.61)
Net realized and unrealized gain	2.69	39.07	3.37	7.18	13.18
Total from investment operations	1.72	38.22	2.74	6.66	12.57

Less dividends and distributions from:
Net realized gain	(30.37)	(7.94)	(8.05)	(7.45)	(4.27)
Total dividends and distributions	(30.37)	(7.94)	(8.05)	(7.45)	(4.27)

Net asset value, end of period	$59.21	$87.86	$57.58	$62.89	$63.68

Total return[2]	(0.63%)	66.99%	2.57%	12.23%	22.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$120,945	$151 [3]	$110 [3]	$127 [3]	$129 [3]
Ratio of expenses to average net assets[4]	1.55%	1.55%	1.57%	1.56%	1.58%
Ratio of net investment loss to average net assets	(1.18%)	(1.08%)	(0.93%)	(0.81%)	(0.98%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

132

Delaware Ivy Science and Technology Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$106.48	$68.24	$73.03	$72.20	$62.13

Income (loss) from investment operations:
Net investment loss[1]	(0.45)	(0.32)	(0.15)	(0.04)	(0.17)
Net realized and unrealized gain	2.84	46.50	3.75	8.32	14.85
Total from investment operations	2.39	46.18	3.60	8.28	14.68

Less dividends and distributions from:
Net realized gain	(31.12)	(7.94)	(8.39)	(7.45)	(4.61)
Total dividends and distributions	(31.12)	(7.94)	(8.39)	(7.45)	(4.61)

Net asset value, end of period	$77.75	$106.48	$68.24	$73.03	$72.20

Total return[2]	0.10%	68.22%	3.34%	13.07%	23.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,276	$192 [3]	$96 [3]	$101 [3]	$73 [3]
Ratio of expenses to average net assets[4]	0.81%	0.81%	0.83%	0.82%	0.85%
Ratio of net investment loss to average net assets	(0.44%)	(0.33%)	(0.20%)	(0.05%)	(0.24%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

133

Financial highlights

Delaware Ivy Science and Technology Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$98.99	$64.00	$69.01	$68.90	$59.54

Income (loss) from investment operations:
Net investment loss[1]	(0.74)	(0.58)	(0.40)	(0.31)	(0.43)
Net realized and unrealized gain	2.79	43.51	3.60	7.87	14.21
Total from investment operations	2.05	42.93	3.20	7.56	13.78

Less dividends and distributions from:
Net realized gain	(30.62)	(7.94)	(8.21)	(7.45)	(4.42)
Total dividends and distributions	(30.62)	(7.94)	(8.21)	(7.45)	(4.42)

Net asset value, end of period	$70.42	$98.99	$64.00	$69.01	$68.90

Total return[2]	(0.22%)[3]	67.64%[3]	2.98%[3]	12.64%[3]	23.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$351,136	$455 [4]	$340 [4]	$442 [4]	$554 [4]
Ratio of expenses to average net assets[5]	1.14%	1.14%	1.18%	1.20%	1.24%[6]
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.20%	1.22%	1.21%	1.24%
Ratio of net investment loss to average net assets	(0.78%)	(0.66%)	(0.54%)	(0.44%)	(0.64%)
Ratio of net investment loss to average net assets prior to fees waived	(0.84%)	(0.72%)	(0.58%)	(0.45%)	(0.64%)
Portfolio turnover	53%	9%	23%	14%	22%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.22%.

See accompanying notes, which are an integral part of the financial statements.

134

Delaware Ivy Securian Real Estate Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.82	$18.83	$24.45	$22.41	$25.94

Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.30	0.30	0.39
Net realized and unrealized gain (loss)	6.44	6.22	(3.61)	3.35	(0.82)
Total from investment operations	6.65	6.39	(3.31)	3.65	(0.43)

Less dividends and distributions from:
Net investment income	(0.14)	(0.25)	(0.32)	(0.33)	(0.18)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.75)	(0.40)	(2.31)	(1.61)	(3.10)

Net asset value, end of period	$27.72	$24.82	$18.83	$24.45	$22.41

Total return[2]	26.90%	34.24%[3]	(15.35%)[3]	16.83%[3]	(2.58%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,562	$130 [4]	$122 [4]	$173 [4]	$189 [4]
Ratio of expenses to average net assets[5]	1.38%	1.45%	1.43%	1.44%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.38%	1.55%	1.53%	1.54%	1.52%
Ratio of net investment income to average net assets	0.74%	0.79%	1.21%	1.29%	1.51%
Ratio of net investment income to average net assets prior to fees waived	0.74%	0.69%	1.11%	1.19%	1.41%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

135

Financial highlights

Delaware Ivy Securian Real Estate Securities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.11	$18.32	$23.86	$21.90	$25.45

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	0.06	0.12	0.17	0.23
Net realized and unrealized gain (loss)	6.27	5.96	(3.52)	3.21	(0.84)
Total from investment operations	6.20	6.02	(3.40)	3.38	(0.61)

Less dividends and distributions from:
Net investment income	—	(0.08)	(0.15)	(0.14)	(0.02)
Net realized gain	(3.58)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.58)	(0.23)	(2.14)	(1.42)	(2.94)

Net asset value, end of period	$26.73	$24.11	$18.32	$23.86	$21.90

Total return[2]	25.74%	33.03%[3]	(15.99%)[3]	15.90%[3]	(3.26%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,707	$2 [4]	$3 [4]	$6 [4]	$8 [4]
Ratio of expenses to average net assets[5]	2.33%	2.33%	2.25%	2.19%	2.19%
Ratio of expenses to average net assets prior to fees waived[5]	2.33%	2.43%	2.35%	2.29%	2.29%
Ratio of net investment income (loss) to average net assets	(0.24%)	0.27%	0.50%	0.74%	0.93%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.24%)	0.17%	0.40%	0.64%	0.83%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

136

Delaware Ivy Securian Real Estate Securities Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.84	$18.84	$24.45	$22.41	$25.94

Income (loss) from investment operations:
Net investment income[1]	0.25	0.21	0.31	0.29	0.34
Net realized and unrealized gain (loss)	6.46	6.22	(3.60)	3.36	(0.77)
Total from investment operations	6.71	6.43	(3.29)	3.65	(0.43)

Less dividends and distributions from:
Net investment income	(0.17)	(0.28)	(0.33)	(0.33)	(0.18)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.78)	(0.43)	(2.32)	(1.61)	(3.10)

Net asset value, end of period	$27.77	$24.84	$18.84	$24.45	$22.41

Total return[2]	27.12%	34.41%	(15.26%)	16.80%	(2.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,977	$3 [3]	$3 [3]	$3 [3]	$3 [3]
Ratio of expenses to average net assets[4]	1.23%	1.31%	1.37%	1.42%	1.43%
Ratio of expenses to average net assets prior to fees waived[4]	1.66%	1.77%	1.75%	1.79%	1.79%
Ratio of net investment income to average net assets	0.88%	0.96%	1.24%	1.24%	1.34%
Ratio of net investment income to average net assets prior to fees waived	0.45%	0.50%	0.86%	0.87%	0.98%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

137

Financial highlights

Delaware Ivy Securian Real Estate Securities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$25.05	$18.99	$24.63	$22.57	$26.11

Income (loss) from investment operations:
Net investment income[1]	0.29	0.25	0.38	0.39	0.41
Net realized and unrealized gain (loss)	6.52	6.27	(3.62)	3.36	(0.74)
Total from investment operations	6.81	6.52	(3.24)	3.75	(0.33)

Less dividends and distributions from:
Net investment income	(0.20)	(0.31)	(0.41)	(0.41)	(0.29)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.81)	(0.46)	(2.40)	(1.69)	(3.21)

Net asset value, end of period	$28.05	$25.05	$18.99	$24.63	$22.57

Total return[2]	27.32%	34.68%[3]	(15.01%)[3]	17.22%[3]	(2.17%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,161	$127 [4]	$121 [4]	$160 [4]	$173 [4]
Ratio of expenses to average net assets[5]	1.09%	1.08%	1.08%	1.07%	1.06%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.18%	1.18%	1.17%	1.16%
Ratio of net investment income to average net assets	1.01%	1.15%	1.54%	1.65%	1.60%
Ratio of net investment income to average net assets prior to fees waived	1.01%	1.05%	1.44%	1.55%	1.50%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

138

Delaware Ivy Securian Real Estate Securities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.78	$18.81	$24.42	$22.39	$25.92

Income (loss) from investment operations:
Net investment income[1]	0.12	0.13	0.27	0.25	0.36
Net realized and unrealized gain (loss)	6.44	6.20	(3.62)	3.34	(0.85)
Total from investment operations	6.56	6.33	(3.35)	3.59	(0.49)

Less dividends and distributions from:
Net investment income	(0.07)	(0.21)	(0.27)	(0.28)	(0.12)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.68)	(0.36)	(2.26)	(1.56)	(3.04)

Net asset value, end of period	$27.66	$24.78	$18.81	$24.42	$22.39

Total return[2]	26.55%	33.88%[3]	(15.51%)[3]	16.57%[3]	(2.79%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$555	$— [4,5]	$— [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	1.69%	1.67%	1.69%	1.64%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.69%	1.77%	1.79%	1.74%	1.76%
Ratio of net investment income to average net assets	0.42%	0.61%	1.07%	1.05%	1.40%
Ratio of net investment income to average net assets prior to fees waived	0.42%	0.51%	0.97%	0.95%	1.30%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

139

Financial highlights

Delaware Ivy Securian Real Estate Securities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$25.09	$19.02	$24.66	$22.59	$26.15

Income (loss) from investment operations:
Net investment income[1]	0.36	0.28	0.43	0.57	0.63
Net realized and unrealized gain (loss)	6.50	6.28	(3.64)	3.23	(0.92)
Total from investment operations	6.86	6.56	(3.21)	3.80	(0.29)

Less dividends and distributions from:
Net investment income	(0.24)	(0.34)	(0.44)	(0.45)	(0.35)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.85)	(0.49)	(2.43)	(1.73)	(3.27)

Net asset value, end of period	$28.10	$25.09	$19.02	$24.66	$22.59

Total return[2]	27.48%	34.84%[3]	(14.86%)[3]	17.42%[3]	(2.04%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,112	$1 [4]	$— [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	0.93%	0.94%	0.94%	0.91%	0.89%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	1.04%	1.04%	1.01%	0.99%
Ratio of net investment income to average net assets	1.26%	1.26%	1.70%	2.40%	2.38%
Ratio of net investment income to average net assets prior to fees waived	1.26%	1.16%	1.60%	2.30%	2.28%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

140

Delaware Ivy Securian Real Estate Securities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.87	$18.86	$24.48	$22.44	$25.97

Income (loss) from investment operations:
Net investment income[1]	0.23	0.21	0.33	0.34	0.40
Net realized and unrealized gain (loss)	6.45	6.23	(3.60)	3.34	(0.79)
Total from investment operations	6.68	6.44	(3.27)	3.68	(0.39)

Less dividends and distributions from:
Net investment income	(0.15)	(0.28)	(0.36)	(0.36)	(0.22)
Net realized gain	(3.61)	(0.15)	(1.99)	(1.28)	(2.92)
Total dividends and distributions	(3.76)	(0.43)	(2.35)	(1.64)	(3.14)

Net asset value, end of period	$27.79	$24.87	$18.86	$24.48	$22.44

Total return[2]	26.98%	34.45%[3]	(15.21%)[3]	16.99%[3]	(2.42%)[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,376	$70 [4]	$63 [4]	$90 [4]	$98 [4]
Ratio of expenses to average net assets[5]	1.31%	1.30%	1.29%	1.28%	1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.31%	1.40%	1.39%	1.38%	1.37%
Ratio of net investment income to average net assets	0.82%	0.95%	1.35%	1.45%	1.57%
Ratio of net investment income to average net assets prior to fees waived	0.82%	0.85%	1.25%	1.35%	1.47%
Portfolio turnover	43%	76%	59%	69%	68%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

141

Notes to financial statements

Ivy Funds

March 31, 2022

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 45 series. These financial statements and the related notes pertain to 7 funds: Delaware Ivy Asset Strategy Fund (formerly, Ivy Asset Strategy Fund), Delaware Ivy Balanced Fund (formerly, Ivy Balanced Fund), Delaware Ivy Energy Fund (formerly, Ivy Energy Fund), Delaware Ivy LaSalle Global Real Estate Fund (formerly, Ivy LaSalle Global Real Estate Fund), Delaware Ivy Natural Resources Fund (formerly Ivy Natural Resources Fund), Delaware Ivy Science and Technology Fund (formerly, Ivy Science and Technology Fund), and Delaware Ivy Securian Real Estate Securities Fund (formerly, Ivy Securian Real Estate Securities Fund), (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund, and Delaware Ivy Balanced Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy Science and Technology Fund are considered nondiversified.

Each Fund offers Class A, Class C, Class I, Class R, Class R6, and Class Y shares. In addition, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Securian Real Estate Securities Fund, and Delaware Ivy Asset Strategy Fund offer Class E shares. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. Class A shares and Class E shares are subject to an initial sales charge. If you are investing $1 million or more ($250,000 or more for Class E shares), either as a lump sum or through one of the sales charge reduction features described in the prospectus, you may be eligible to buy Class A or Class E shares without a sales charge. However, if Delaware Distributors, L.P. (DDLP) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an net asset value (NAV) breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase; or if DDLP paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.

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Open-end investment company securities are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2022, and for all open tax years (years ended March 31, 2019–March 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of

143

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund, and Delaware Ivy Balanced Fund declare and pay dividends quarterly. Delaware Ivy Energy Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy Science and Technology Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2022.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Ivy Investment Management Company (IICO) served as each Fund’s investment manager through April 30, 2021. Effective April 30, 2021, Delaware Management Company (DMC) serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Asset Strategy Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $28 billion;
0.545% of net assets over $28 billion and up to $53 billion;
0.54% of net assets over $53 billion.

Delaware Ivy Balanced Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.54% of net assets over $5 billion and up to $10 billion;
0.53% of net assets over $10 billion.

Delaware Ivy Energy Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.75% of net assets over $5 billion and up to $10 billion;
0.74% of net assets over $10 billion.

Delaware Ivy LaSalle Global Real Estate Fund	0.95% of net assets up to $1 billion;
0.92% of net assets over $1 billion and up to $2 billion;
0.87% of net assets over $2 billion and up to $3 billion;
0.84% of net assets over $3 billion and up to $5 billion;
0.82% of net assets over $5 billion and up to $10 billion;
0.80% of net assets over $10 billion.

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Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Natural Resources Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Science and Technology Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $8 billion;
0.755% of net assets over $8 billion and up to $13 billion;
0.75% of net assets over $13 billion.

Delaware Ivy Securian Real Estate Securities Fund[1]	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion and up to $5 billion;
0.76% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

[1]	DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

Under an agreement between DMC and Securian Asset Management, Inc. (Securian AM), Securian AM serves as subadviser to Delaware Ivy Securian Real Estate Securities Fund. Under an agreement between DMC and LaSalle Investment Management Securities, LLC (LaSalle), LaSalle serves as subadviser to Delaware Ivy LaSalle Global Real Estate Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the subadvisers.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), each of which is an affiliate of DMC (the Affiliated Sub-Advisors).

MIMAK is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MIMAK is primarily responsible for the day-to-day management of the Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund portfolios. With respect to the Funds for which MIMAK serves as subadvisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

Although DMC has principal responsibility for DMC’s portion of each Fund, DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

With respect to the Funds for which MIMGL serves as subadvisor, DMC has principal responsibility for each Fund and may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

145

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

MFMHKL is a part of MAM. With respect to the Funds for which MFMHKL serves as subadvisor, DMC may permit MFMHKL to execute Fund security trades on behalf of DMC.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds.

Through April 30, 2021, fees paid to the Independent Trustees could be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund recorded its portion of the deferred fees as a liability on the Statements of assets and liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of operations.

Prior to January 18, 2022 (for Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Ivy Securian Real Estate Securities Fund), and January 31, 2022 (for Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund), the Funds had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$0.00
$10 to $25M	11.50
$25 to $50M	23.10
$50 to $100M	35.50
$100 to $200M	48.40
$200 to $350M	63.20
$350 to $550M	82.50
$550 to $750M	96.30
$750 to $1,000M	121.60
Over $1,000M	148.50

In addition, for each class of shares in excess of one, each Fund paid WISC a monthly per-class fee equal to 2.50% of the monthly accounting services base fee. Each Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until the Fund’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statements of operations.”

Effective January 18, 2022 (for Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Ivy Securian Real Estate Securities Fund), and January 31, 2022 (for Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund), Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From the effective dates mentioned above to March 31, 2022, each Fund was charged for these services as follows:

Fund	Fees
Delaware Ivy Asset Strategy Fund	$92,328
Delaware Ivy Balanced Fund	92,328
Delaware Ivy Energy Fund	23,600

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Fund	Fees
Delaware Ivy LaSalle Global Real Estate Fund	$8,569
Delaware Ivy Natural Resources Fund	22,466
Delaware Ivy Science and Technology Fund	92,328
Delaware Ivy Securian Real Estate Securities Fund	34,299

Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1.00% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1.00% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1.00% that is based on average daily net assets.

Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, effective April 30, 2021, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.25%, 0.50% and 0.25% of the average daily net assets of the Class A, Class C, Class E, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I shares and Class R6 shares do not pay 12b-1 fees. Prior to April 30, 2021, each Fund paid Ivy Distributors, Inc. an annual 12b-1 fee at the same rate as described above.

From April 1, 2021 through July 29, 2022 (except as noted), DMC, DDLP and/or WRSCO, doing business as WISC, each Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows:

	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	expense	expense	expense	expense	expense	expense	expense
	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a
	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of
	average	average	average	average	average	average	average
	daily net	daily net	daily net	daily net	daily net	daily net	daily net
	assets	assets	assets	assets	assets	assets	assets
Fund	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Delaware Ivy Asset Strategy Fund	n/a	n/a	0.97%	n/a	n/a	n/a	1.11%[1]
Delaware Ivy Balanced Fund	n/a	n/a	n/a	n/a	n/a	n/a	1.07%[1]

147

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	expense	expense	expense	expense	expense	expense	expense
	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a
	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of
	average	average	average	average	average	average	average
	daily net	daily net	daily net	daily net	daily net	daily net	daily net
	assets	assets	assets	assets	assets	assets	assets
Fund	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Delaware Ivy Energy Fund[2]	1.35%	2.09%	n/a	0.99%	n/a	n/a	n/a
Delaware Ivy LaSalle Global Real Estate Fund[2]	1.48%	n/a	n/a	1.05%	1.80%	1.05%	n/a
Delaware Ivy Natural Resources Fund	n/a	n/a	1.17%	n/a	n/a	n/a	n/a
Delaware Ivy Science and Technology Fund	n/a	n/a	1.23%[3]	n/a	n/a	n/a	n/a
Delaware Ivy Securian Real Estate Securities Fund[4]	n/a	n/a	1.22%[5]	n/a	n/a	n/a	n/a

[1]	Effective November 15, 2021 through November 15, 2022.
[2]	Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[3]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 1.24%.
[4]	DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022.
[5]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 1.31%.

Through July 31, 2021, for each Fund, as applicable, the Fund’s distributor and WISC had contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class R6 shares and Class Y shares did not exceed the total annual ordinary operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month.

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As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2022, each Fund was charged for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Ivy Asset Strategy Fund	$34,926
Delaware Ivy Balanced Fund	24,762
Delaware Ivy Energy Fund	5,735
Delaware Ivy LaSalle Global Real Estate Fund	5,905
Delaware Ivy Natural Resources Fund	11,752
Delaware Ivy Science and Technology Fund	48,531
Delaware Ivy Securian Real Estate Securities Fund	17,249

For the year ended March 31, 2022, DDLP earned commissions on sales of Class A and Class E shares for each Fund as follows:

Fund	Class A	Class E
Delaware Ivy Asset Strategy Fund	$342,168	$22,187
Delaware Ivy Balanced Fund	831,510	—
Delaware Ivy Energy Fund	112,662	—
Delaware Ivy LaSalle Global Real Estate Fund	2,707	—
Delaware Ivy Natural Resources Fund	70,260	2,212
Delaware Ivy Science and Technology Fund	2,095,418	54,539
Delaware Ivy Securian Real Estate Securities Fund	58,371	1,447

For the year ended March 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class C and Class E shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C	Class E
Delaware Ivy Asset Strategy Fund	$925	$1,672	$88
Delaware Ivy Balanced Fund	1,779	2,459	—
Delaware Ivy Energy Fund	152	704	—
Delaware Ivy LaSalle Global Real Estate Fund	2	27	—
Delaware Ivy Natural Resources Fund	369	174	14
Delaware Ivy Science and Technology Fund	4,108	6,145	87
Delaware Ivy Securian Real Estate Securities Fund	176	55	—

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any investment companies (Underlying Funds) including exchange-traded funds in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

During the year ended March 31,2022, Waddell & Reed Services Company reimbursed $284,264, $2,887, $50,207, $7,169, $136,484, $5,812, $2,511 and $22,203 to Delaware Ivy Asset Strategy Fund Class A, Class B, Class C, Class E, Class I, Class R, Class R6 and Class Y shares, respectively, for losses. These amounts are included as subscriptions on the “Statements of changes in net assets.”

Cross trades for the year ended March 31, 2022, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these

149

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

procedures, for the year ended March 31, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy Asset Strategy Fund	$4,005,084	$16,763,763	$3,596,074

A summary of the transactions in affiliated companies during the year ended March 31, 2022 as follows:

	Value, beginning of period	Gross additions	Gross reductions[1]	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities[2]	Value, end of period	Shares
Delaware Ivy Asset Strategy Fund
Common Stocks—0.07%
Media Group Holdings
Series H†	$1	$—	$(813,673)	$—	$813,672	$—	640,301
Media Group Holdings
Series T†	—	—	—	—	—	—	80,253
New Cotai=,†,3	12,839,232	—	—	—	(11,162,086)	1,677,146	1,819,823
Total	$12,839,233	$—	$(813,673)	$—	$(10,348,414)	$1,677,146

	Value, beginning of period	Gross additions	Gross reductions[1]	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities[2]	Value, end of period	Shares
Delaware Ivy Science and Technology Fund
Common Stocks—1.29%
ACI
Worldwide†	$326,751,978	$—	$(286,610,603)	$235,489,465	$(275,630,840)	$—	—
Marrone Bio
Innovations†	46,327,475	392,593	(21,236,078)	(7,335,567)	(18,148,423)	—	—
WNS Holdings
ADR†	342,199,968	—	(281,261,226)	237,605,963	(191,569,871)	106,974,834	1,251,314
Corporate Bond—0.06%
Marrone Bio
Innovations	4,873,196	—	—	—	(184,730)	4,688,466	4,712,500
Warrant—0.0%
Marrone Bio
Innovations	701,432	—	—	—	(701,432)	—	—
Total	$720,854,049	$392,593	$(589,107,907)	$465,759,861	$(486,235,296)	$111,663,300

[1]	The amount shown included return of capital.
[2]	Does not tie to Net change in unrealized appreciation (depreciation) on affiliated investments on the Statements of operations as a result of previously unaffiliated securities moving to affiliated.
[3]	Issuer is not an affiliated investment of the Fund at March 31, 2021.
†	Non-income producing security.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

150

3. Investments

For the year ended March 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware Ivy Asset Strategy Fund	$816,979,454	$46,267,515	$1,148,583,632	$61,630,708
Delaware Ivy Balanced Fund	2,360,214,550	59,774,661	2,651,080,029	125,468,218
Delaware Ivy Energy Fund	244,671,813	—	277,414,107	—
Delaware Ivy LaSalle Global Real Estate Fund	78,563,678	—	105,885,263	—
Delaware Ivy Natural Resources Fund	280,008,456	—	311,706,773	—
Delaware Ivy Science and Technology Fund	5,119,702,189	—	6,918,684,227	—
Delaware Ivy Securian Real Estate Securities Fund	156,902,323	—	200,418,200	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Ivy Asset Strategy Fund	$3,198,611,005	$467,895,465	$(1,265,032,512)	$(797,137,047)
Delaware Ivy Balanced Fund	2,194,775,324	281,957,526	(111,672,041)	170,285,485
Delaware Ivy Energy Fund	220,400,418	76,116,988	(4,564,000)	71,552,988
Delaware Ivy LaSalle Global Real Estate Fund	66,387,832	16,210,770	(3,891,202)	12,319,568
Delaware Ivy Natural Resources Fund	289,166,218	52,828,464	(44,520,716)	8,307,748
Delaware Ivy Science and Technology Fund	5,366,495,555	3,680,121,674	(631,359,931)	3,048,761,743
Delaware Ivy Securian Real Estate Securities Fund	217,205,868	163,473,963	(6,558,457)	156,915,506

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	−	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	−	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for

151

Notes to financial statements

Ivy Funds

3. Investments (continued)

the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	−	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2022:

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage
Obligations	$—	$35,810,035	$—	$35,810,035
Bullion	—	124,595,862	—	124,595,862
Common Stocks
Banking	27,674,162	68,263,660	—	95,937,822
Basic Industry	17,120,076	—	—	17,120,076
Blue Chip Medical Products	31,863,817	22,449,267	—	54,313,084
Capital Goods	—	30,066,646	—	30,066,646
Communication Services	144,954,094	37,307,859	—	182,261,953
Consumer Cyclical	2,261,766	25,937,653	1,677,146	29,876,565
Consumer Discretionary	169,686,906	23,598,063	—	193,284,969
Consumer Non-Cyclical	—	33,059,318	—	33,059,318
Consumer Staples	40,933,657	23,118,694	—	64,052,351
Electric	—	4,781,448	—	4,781,448
Energy	88,385,193	17,450,124	—	105,835,317
Finance Companies	—	40,090,417	—	40,090,417
Financials	70,131,506	—	—	70,131,506
Healthcare	119,484,686	24,093,611	—	143,578,297
Healthcare Services	33,571,448	—	—	33,571,448
Industrials	68,747,704	110,928,058	—	179,675,762
Information Technology	249,772,515	93,502,268	—	343,274,783
Insurance	—	16,824,708	—	16,824,708
Transportation	45,439,741	—	—	45,439,741
Convertible Preferred Stock	1,921,561	—	—	1,921,561
Corporate Bonds	—	328,885,005	—	328,885,005
Loan Agreements	—	90,716,735	—	90,716,735
Municipal Bonds	—	6,104,191	—	6,104,191
Non-Agency Collateralized
Mortgage Obligations	—	7,707,954	—	7,707,954
Non-Agency Commercial
Mortgage-Backed Security	—	369,636	—	369,636

152

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Preferred Stock	$—	$17,377,264	$—	$17,377,264
Sovereign Bonds	—	31,752,244	—	31,752,244
US Treasury Obligations	—	11,694,431	—	11,694,431
Short-Term Investments	54,765,174	—	—	54,765,174
Securities Lending Collateral	7,948,188	—	—	7,948,188
Total Value of Securities	$1,174,662,194	$1,226,485,151	$1,677,146	$2,402,824,491

Derivatives[1]
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(7,030)	$—	$(7,030)
Futures Contracts	(1,590,810)	—	—	(1,590,810)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Balanced Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$13,487,306	$13,487,306
Agency Mortgage-Backed Securities	—	137,108,589	137,108,589
Common Stocks	1,521,738,866	—	1,521,738,866
Corporate Bonds	—	300,492,782	300,492,782
Exchange-Traded Fund	32,290,932	—	32,290,932
Non-Agency Commercial Mortgage-Backed Securities	—	66,189,364	66,189,364
US Treasury Obligations	—	241,618,395	241,618,395
Short-Term Investments	51,887,075	—	51,887,075
Securities Lending Collateral	247,500	—	247,500
Total Value of Securities	$1,606,164,373	$758,896,436	$2,365,060,809

	Delaware Ivy Energy Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Consumer Staples	$4,275,091	$—	$4,275,091
Energy	214,655,284	33,768,631	248,423,915
Financials	1,130,593	—	1,130,593
Industrials	6,895,099	—	6,895,099
Utilities	8,316,557	5,801,690	14,118,247
Master Limited Partnerships	2,717,843	—	2,717,843
Short-Term Investments	6,721,701	—	6,721,701
Securities Lending Collateral	7,670,917	—	7,670,917
Total Value of Securities	$252,383,085	$39,570,321	$291,953,406

153

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy LaSalle Global Real Estate Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Australia	$—	$1,449,800	$1,449,800
Belgium	—	516,101	516,101
Canada	933,635	—	933,635
China	—	722,145	722,145
France	1,310,064	750,041	2,060,105
Germany	—	3,060,649	3,060,649
Hong Kong	—	3,337,899	3,337,899
Ireland	392,292	—	392,292
Japan	505,380	9,383,638	9,889,018
Netherlands	—	775,986	775,986
Singapore	—	1,602,070	1,602,070
Spain	—	1,025,738	1,025,738
United Kingdom	992,206	2,809,343	3,801,549
United States	48,958,364	—	48,958,364
Securities Lending Collateral	180,571	—	180,571
Total Value of Securities	$53,272,512	$25,433,410	$78,705,922
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1,478	$1,478

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Natural Resources Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Closed-Ended Trust	$9,761,415	$—	$—	$9,761,415
Common Stocks
Australia	—	12,677,419	—	12,677,419
Brazil	25,039,225	—	—	25,039,225
Canada	24,430,671	—	—	24,430,671
Hong Kong	—	—	4	4
Ireland	1,321,780	—	—	1,321,780
Netherlands	—	5,714,444	—	5,714,444
Norway	9,688,458	—	—	9,688,458
South Africa	—	9,439,071	—	9,439,071
United States	185,743,334	—	—	185,743,334
Short-Term Investments	9,138,823	—	—	9,138,823
Securities Lending Collateral	4,520,493	—	—	4,520,493
Total Value of Securities	$269,644,199	$27,830,934	$4	$297,475,137

154

Derivatives[1]
Liabilities:
Foreign Currency Exchange
Contracts	$—	$(1,171)	$—	$(1,171)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Science and Technology Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$1,076,251,004	$—	$1,076,251,004
Consumer Discretionary	659,057,977	2,259,120	661,317,097
Healthcare	501,056,320	—	501,056,320
Industrials	182,444,899	—	182,444,899
Information Technology	5,526,230,298	156,898,573	5,683,128,871
Corporate Bond	—	4,688,466	4,688,466
Short-Term Investments	162,784,415	—	162,784,415
Securities Lending Collateral	143,586,226	—	143,586,226
Total Value of Securities	$8,251,411,139	$163,846,159	$8,415,257,298

Delaware Ivy
Securian Real
Estate
Securities Fund
Level 1
Securities
Assets:
Common Stocks	$369,032,432
Short-Term Investments	5,088,942
Total Value of Securities	$374,121,374

During the year ended March 31, 2022, there were no transfers into or out of Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy Asset Strategy Fund and Delaware Ivy Natural Resources Fund’s net assets at the beginning, interim, or end of the period. A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. At March 31, 2022, Delaware Ivy Balanced Fund, Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Science and Technology Fund and Delaware Ivy Securian Real Estate Securities Fund had no Level 3 investments.

155

Notes to financial statements

Ivy Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2022 and 2021 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended March 31, 2022:
Delaware Ivy Asset Strategy Fund	$72,213,034	$208,152,026	$280,365,060
Delaware Ivy Balanced Fund	31,080,250	249,679,493	280,759,743
Delaware Ivy Energy Fund	3,273,716	—	3,273,716
Delaware Ivy LaSalle Global Real Estate Fund	3,042,872	—	3,042,872
Delaware Ivy Natural Resources Fund	5,846,698	—	5,846,698
Delaware Ivy Science and Technology Fund	43,079,322	2,891,186,155	2,934,265,477
Delaware Ivy Securian Real Estate Securities Fund	14,749,227	31,280,171	46,029,398

Year ended March 31, 2021:
Delaware Ivy Asset Strategy Fund	44,766,141	28,341,193	73,107,334
Delaware Ivy Balanced Fund	36,252,629	125,643,315	161,895,944
Delaware Ivy Energy Fund	4,213,420	—	4,213,420
Delaware Ivy LaSalle Global Real Estate Fund	2,849,700	—	2,849,700
Delaware Ivy Natural Resources Fund	924,492	—	924,492
Delaware Ivy Science and Technology Fund	—	792,158,089	792,158,089
Delaware Ivy Securian Real Estate Securities Fund	4,177,532	2,020,040	6,197,572

5. Components of Net Assets on a Tax Basis

As of March 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy
	Asset Strategy	Delaware Ivy	Delaware Ivy
	Fund	Balanced Fund	Energy Fund
Shares of beneficial interest	$2,472,404,190	$1,836,293,635	$435,015,370
Undistributed ordinary income	40,449,975	7,856,957	2,608,142
Undistributed long-term capital gains	189,739,009	387,000,988	—
Qualified late year loss deferrals	—	(19,441,392)	—
Distributions payable	—	(109)	—
Capital loss carryforwards	—	—	(226,066,521)
Deferred directors fees	(760,679)	(272,241)	(40,633)
Net unrealized appreciation on investments and foreign currencies	(307,426,804)	170,285,485	71,552,988
Net assets	$2,394,405,691	$2,381,723,323	$283,069,346

	Delaware Ivy LaSalle Global	Delaware Ivy Natural	Delaware Ivy Science and
	Real Estate	Resources	Technology
	Fund	Fund	Fund
Shares of beneficial interest	$61,693,186	$890,954,159	$4,029,446,920
Undistributed ordinary income	282,124	5,620,980	—
Undistributed long-term capital gains	4,778,362	—	1,391,089,306
Qualified late year loss deferrals	—	—	(214,408,669)
Capital loss carryforwards	—	(611,771,974)	—

156

	Delaware Ivy LaSalle Global	Delaware Ivy Natural	Delaware Ivy Science and
	Real Estate	Resources	Technology
	Fund	Fund	Fund
Deferred directors fees	$(3,689)	$(318,320)	$(704,704)
Net unrealized appreciation on investments and foreign currencies	12,319,568	8,307,748	3,048,761,743
Net assets	$79,069,551	$292,792,593	$8,254,184,596

Delaware Ivy
Securian
Real Estate
Securities Fund
Shares of beneficial interest	$200,510,104
Undistributed ordinary income	4,474,899
Undistributed long-term capital gains	11,601,486
Deferred directors fees	(51,951)
Net unrealized appreciation on investments and foreign currencies	156,915,506
Net assets	$373,450,044

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, amortization of premium on convertible securities, trust preferred securities, and partnership interest.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through March 31, 2022 and November 1, 2021 through March 31, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, swap contracts, passive foreign investment secuities,(PFICs) and securities no longer deemed to be PFICs, trust preferred securities, CFC reclass, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2022, the Funds recorded the following reclassifications:

	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund	Delaware Ivy Energy Fund
Paid-in capital	$(111)	$(1,633)	$(528)
Total distributable earnings (loss)	111	1,633	528

Delaware Ivy
Natural
Resources
Fund
Paid-in capital	$(1,106)
Total distributable earnings (loss)	1,106

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2022, the Funds utilized the following capital loss carryforwards:

Delaware Ivy Asset Strategy Fund	$7,206,136
Delaware Ivy Energy Fund	65,532,042
Delaware Ivy LaSalle Global Real Estate Fund	8,753,347

157

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis (continued)

Delaware Ivy Natural Resources Fund	$74,637,148

At March 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy
Energy Fund	$97,077,549	$128,988,972	$226,066,521
Delaware Ivy
Natural Resources Fund	283,554,146	328,217,828	611,771,974

158

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy		Delaware Ivy		Delaware Ivy
	Asset Strategy Fund		Balanced Fund		Energy Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	4,259,933	11,646,047	5,631,565	7,855,900	4,705,388	4,271,459
Class B1	1,014	1,452	1,202	11,541	—	67,577
Class C	278,424	389,921	394,571	568,502	438,922	519,426
Class E	102,477	104,592	—	—	—	—
Class I	2,367,228	3,611,302	4,063,515	4,498,939	3,453,528	9,252,817
Class R	109,168	150,846	48,780	67,425	2,003,888	3,905,383
Class R6[2]	145,601	465,984	80,331	148,862	652,484	525,739
Class Y	196,380	278,536	62,297	114,885	695,073	1,348,043

Shares issued upon reinvestment of dividends and distributions:
Class A	6,636,530	1,629,131	6,063,065	3,317,475	157,298	244,223
Class B1	1,616	14,023	—	28,064	—	476
Class C	543,359	281,432	531,929	559,532	13,678	16,652
Class E	179,109	46,953	—	19	—	—
Class I	2,836,033	866,773	3,374,499	2,068,210	209,809	423,796
Class R	111,079	31,164	44,727	28,346	43,646	50,704
Class R6[2]	75,763	20,733	44,433	28,720	10,036	11,630
Class Y	446,437	131,269	54,452	35,746	16,148	21,990
	18,290,151	19,670,158	20,395,366	19,322,166	12,399,898	20,659,915
Shares redeemed:
Class A	(9,960,159)	(12,557,347)	(8,851,402)	(9,024,010)	(5,694,944)	(5,348,424)
Class B1	(396,688)	(773,828)	(380,859)	(600,206)	(82,199)	(49,655)
Class C	(3,018,317)	(12,574,083)	(3,054,999)	(6,352,923)	(566,225)	(975,237)
Class E	(193,554)	(278,881)	—	(9,957)	—	(10,279)
Class I	(8,433,665)	(8,978,482)	(9,245,460)	(8,378,374)	(7,760,733)	(9,923,539)
Class R	(351,700)	(618,287)	(73,277)	(230,799)	(2,220,335)	(2,193,637)
Class R6[2]	(301,208)	(128,626)	(113,539)	(127,057)	(507,131)	(453,114)
Class Y	(880,161)	(1,614,633)	(195,968)	(264,100)	(740,388)	(1,234,948)
	(23,535,452)	(37,524,167)	(21,915,504)	(24,987,426)	(17,571,955)	(20,188,833)
Net increase (decrease)	(5,245,301)	(17,854,009)	(1,520,138)	(5,665,260)	(5,172,057)	471,082

159

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy		Delaware Ivy		Delaware Ivy
	LaSalle Global Real Estate Fund		Natural Resources Fund		Science and Technology Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	232,651	121,993	945,401	854,336	4,004,575	4,916,476
Class B1	—	—	—	83	1,014	4,522
Class C	3,481	4,543	71,389	119,581	254,903	403,553
Class E	—	—	26,539	17,256	66,979	74,913
Class I	300,215	824,804	1,093,121	1,529,631	4,784,274	4,134,811
Class R	6,397	6,749	331,021	402,185	173,854	380,799
Class R6[2]	827,423	415,764	72,848	111,887	378,020	941,874
Class Y	421	45	224,789	201,224	541,145	1,051,646

Shares issued upon reinvestment of dividends and distributions:
Class A	29,239	30,420	225,076	31,075	25,267,590	4,871,147
Class B1	31	78	—	—	—	31,735
Class C	1,208	1,807	6,296	330	2,598,995	726,495
Class E	—	—	5,869	1,439	294,444	55,082
Class I	166,050	186,422	136,967	34,903	9,251,779	2,011,183
Class R	2,314	3,390	20,277	3,256	690,285	157,328
Class R6[2]	41,660	44,756	2,723	631	624,653	134,049
Class Y	2,911	2,761	20,170	4,266	1,549,400	361,312
	1,614,001	1,643,532	3,182,486	3,312,083	50,481,910	20,256,925
Shares redeemed:
Class A	(393,150)	(477,439)	(2,031,894)	(2,900,545)	(13,059,493)	(8,483,565)
Class B1	(67,792)	(3,221)	(10,498)	(38,348)	(233,908)	(279,148)
Class C	(263,588)	(62,090)	(144,639)	(581,031)	(3,123,952)	(3,814,751)
Class E	—	—	(33,640)	(66,114)	(83,798)	(79,402)
Class I	(2,672,908)	(2,669,738)	(1,947,863)	(2,691,880)	(10,656,206)	(7,453,814)
Class R	(38,709)	(332,221)	(476,270)	(399,291)	(537,937)	(732,695)
Class R6[2]	(424,336)	(1,760,096)	(41,185)	(379,855)	(572,579)	(685,266)
Class Y	(1,545)	(378,563)	(242,979)	(341,858)	(1,697,455)	(2,138,388)
	(3,862,028)	(5,683,368)	(4,928,968)	(7,398,922)	(29,965,328)	(23,667,029)
Net increase (decrease)	(2,248,027)	(4,039,836)	(1,746,482)	(4,086,839)	20,516,582	(3,410,104)

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	Delaware Ivy
	Securian Real Estate Securities Fund
	Year ended
	3/31/22	3/31/21
Shares sold:
Class A	336,547	305,015
Class B1	590	8
Class C	11,424	5,844
Class E	8,063	4,291
Class I	1,182,727	898,381
Class R	5,896	6,436
Class R6[2]	21,285	6,908
Class Y	529,171	208,200

Shares issued upon reinvestment of dividends and distributions:
Class A	645,153	101,114
Class B1	—	271
Class C	8,012	1,286
Class E	13,322	2,183
Class I	578,344	112,221
Class R	2,372	294
Class R6[2]	4,194	487
Class Y	391,367	56,893
	3,738,467	1,709,832
Shares redeemed:
Class A	(1,044,572)	(1,656,509)
Class B1	(18,164)	(34,025)
Class C	(34,410)	(89,028)
Class E	(16,173)	(37,015)
Class I	(2,096,504)	(2,291,008)
Class R	(7,768)	(7,744)
Class R6[2]	(6,593)	(12,223)
Class Y	(468,792)	(809,554)
	(3,692,976)	(4,937,106)
Net increase (decrease)	45,491	(3,227,274)

[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on previous pages and on the “Statements of changes in net assets.” For the year ended March 31, 2022, each Fund had the following exchange transactions:

161

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Exchange	Exchange
	Redemptions	Subscriptions	Value
Delaware Ivy Asset Strategy Fund			$24,343,152
Class A	232,417	707,648
Class B	132,613	—
Class C	556,832	—
Class I	77,011	229,910
Class R6	—	10,933
Class Y	4,052	—
Delaware Ivy Balanced Fund			$20,149,636
Class A	118,173	573,375
Class B	86,638	—
Class C	433,758	35
Class I	79,924	143,179
Class Y	—	5,538
Delaware Ivy Energy Fund			$701,688
Class A	14,481	90,137
Class B	4,510	—
Class C	31,674	—
Class I	58,546	17,696
Delaware Ivy LaSalle Global Real Estate Fund			$1,645,927
Class A	8,376	133,331
Class B	66,400	—
Class C	44,132	—
Class I	24,528	9,072
Delaware Ivy Natural Resources Fund			$2,168,723
Class A	116,343	30,234
Class B	6,142	—
Class C	29,803	—
Class I	10,526	120,373
Delaware Ivy Science and Technology Fund			$52,698,135
Class A	224,177	319,262
Class B	85,188	—
Class C	289,867	—
Class E	—	357
Class I	31,620	211,548
Class R6	—	5,406
Class Y	27,184	—
Delaware Ivy Securian Real Estate Securities Fund			$1,393,141
Class A	13,147	36,759
Class B	12,943	—
Class C	10,657	—
Class I	14,660	13,650

7. Basis of consolidation for Delaware Ivy Asset Strategy Fund

Ivy ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Asset Strategy Fund (referred to as “the Fund” in this subsection). Ivy ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

162

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2022 of the Subsidiary and the Company to the Fund.

	Date of	Subscription	Fund Net	Subsidiary/ company net	Percentage of Fund net
	Incorporation	Agreement	Assets	assets	assets
Ivy ASF ll, Ltd	1-31-13	4-10-13	$2,394,405,691	$124,721,706	5.21%
Ivy ASF lll (SBP),
LLC	4-9-13	4-23-13	2,394,405,691	121,232	0.01

8. Line of Credit

On November 1, 2021, the Funds were added (by way of amendment) as additional participants to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (together with the Funds, the Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of March 31, 2022, or at any time during the period then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the Funds only for purposes of this footnote 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program was in existence in the past but has now been terminated. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2022.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

163

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty.

During the year ended March 31, 2022, Delaware Ivy Asset Strategy Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended March 31, 2022, Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund and Delaware Ivy Science and Technology Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy Asset Strategy Fund posted $622,545 cash collateral as margin for open futures contracts.

During the year ended March 31, 2022, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended March 31, 2022, the Funds entered into options contracts in the normal course of pursuing their investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2022, Delaware Ivy Asset Strategy Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions, selling put options to purchase the underlying security for the Fund at a price

164

lower than the current market value of the security, to receive premiums for writing options, to protect the value of portfolio securities and to facilitate the investments in portfolio securities.

During the year ended March 31, 2022, Delaware Ivy Science and Technology Fund used options contracts to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Contracts — Delaware Ivy Asset Strategy Fund entered into index swap contracts in the normal course of pursuing its investment objective. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, Delaware Ivy Asset Strategy Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, Delaware Ivy Asset Strategy Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

During the year ended March 31, 2022, Delaware Ivy Asset Strategy Fund used total return swaps to gain exposure to markets the Fund invests in.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2022 were as follows:

	Delaware Ivy Asset Strategy Fund
	Liability Derivatives Fair Value
		Interest
	Currency	Rate
Statement of Assets and Liabilities Location	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(7,030)	$—	$(7,030)
Variation margin due from broker on futures contracts*	—	(1,590,810)	(1,590,810)
Total	$(7,030)	$(1,590,810)	$(1,597,840)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2022. Only current day variation margin is reported on Delaware Ivy Asset Strategy Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on each Fund’s “Statement of operations” for the year ended March 31, 2022 was as follows:

165

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

	Delaware Ivy Asset Strategy Fund Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(171,928)	$—	$—	$—	$(171,928)
Equity contracts	—	(6,616,011)	8,965,665	—	2,349,654
Credit contracts	—	—	—	450,003	450,003
Total	$(171,928)	$(6,616,011)	$8,965,665	$450,003	$2,627,729

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(7,030)	$—	$—	$—	$—	$(7,030)
Interest rate contracts	—	(1,590,810)	—	—	—	(1,590,810)
Equity contracts	—	—	(2,439,530)	(1,390,691)	—	(3,830,221)
Credit contracts	—	—	—	—	(382,195)	(382,195)
Total	$(7,030)	$(1,590,810)	$(2,439,530)	$(1,390,691)	$(382,195)	$(5,810,256)

	Delaware Ivy Science and Technology Fund
	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Options	Options
	Contracts	Purchased	Written	Total
Currency contracts	$(53,872)	$—	$—	$(53,872)
Equity contracts	—	(10,126,621)	6,508,782	(3,617,839)
Total	$(53,872)	$(10,126,621)	$6,508,782	$(3,671,711)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures	Options	Options
	Contracts	Purchased	Written	Total
Equity contracts	$—	$3,535,883	$(4,073,417)	$(537,534)

During the year ended March 31, 2022, Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, and Delaware Ivy Natural Resources Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

166

During the year ended March 31, 2022, Delaware Ivy Balanced Fund experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the “Statements of operations.”

The table below summarizes the average quarterly balance of derivative holdings by each Fund during the year ended March 31, 2022:

	Long Derivative Volume
	Delaware Ivy Asset Strategy Fund	Delaware Ivy Energy Fund	Delaware Ivy LaSalle Global Real Estate Fund
Foreign currency exchange contracts (average notional value)	$137,004	$1,137,006	$27,443
Futures contracts (average notional value)	12,363,313	—	—
Options contracts (average notional value)*	3,139,909	—	—
Total Return Swap (average notional value)	35,255	—	—

	Long Derivative Volume
	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Foreign currency exchange contracts (average notional value)	$341,219	$—
Options contracts (average notional value)*	—	2,025,324

	Short Derivative Volume
	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund	Delaware Ivy Energy Fund
Foreign currency exchange contracts (average notional value)	$8,683,939	$—	$8,382
Futures contracts (average notional value)	—	24,987,642	—
Options contracts (average notional value)*	1,424,175	—	—

	Short Derivative Volume
	Delaware Ivy LaSalle Global Real Estate Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Foreign currency exchange contracts (average notional value)	$83,372	$200,491	$20,253,615
Options contracts (average notional value)*	—	—	1,900,175

*	Long represents purchased options and short represents written options.

11. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

167

Notes to financial statements

Ivy Funds

11. Offsetting (continued)

At March 31, 2022, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Asset Strategy Fund

	Gross Value of	Gross Value of
	Derivative	Derivative	Net
Counterparty	Asset	Liability	Position
Bank of New York Mellon	$—	$(7,030)	$(7,030)

		Fair Value of		Fair Value of
	Net	Non-Cash Collateral	Cash Collateral	Non-Cash Collateral	Cash Collateral	Net
Counterparty	Position	Received	Received	Pledged	Pledged	Exposure(a)
Bank of New York Mellon	$(7,030)	$—	$—	$—	$—	$(7,030)

Delaware Ivy LaSalle Global Real Estate Fund

	Gross Value of Derivative	Gross Value of Derivative	Net
Counterparty	Asset	Liability	Position
Bank of New York Mellon	$1,478	$—	$1,478

		Fair Value of		Fair Value of
	Net	Non-Cash Collateral	Cash Collateral	Non-Cash Collateral	Cash Collateral	Net
Counterparty	Position	Received	Received	Pledged	Pledged	Exposure(a)
Bank of New York Mellon	$1,478	$—	$—	$—	$—	$1,478

Delaware Ivy Natural Resources Fund

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$—	$(1,171)	$(1,171)

		Fair Value of		Fair Value of
	Net	Non-Cash Collateral	Cash Collateral	Non-Cash Collateral	Cash Collateral	Net
Counterparty	Position	Received	Received	Pledged	Pledged	Exposure(a)
Bank of New York Mellon	$(1,171)	$—	$—	$—	$—	$(1,171)

Securities Lending

Securities lending transactions are entered into by the Funds under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 12).

As of March 31, 2022, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

168

Delaware Ivy Asset Strategy Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received	Received	Exposure(a)
Bank of New York Mellon	$24,684,133	$(5,566,953)	$(19,117,180)	$(24,684,133)	$—

Delaware Ivy Balanced Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received(b)	Received	Exposure(a)
Bank of New York Mellon	$20,650,971	$-	$(20,650,971)	$(20,650,971)	$—

Delaware Ivy Energy Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received	Received	Exposure(a)
Bank of New York Mellon	$11,860,537	$(7,118,397)	$(4,742,140)	$(11,860,537)	$—

Delaware Ivy LaSalle Global Real Estate Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received	Received	Exposure(a)
Bank of New York Mellon	$641,901	$(131,165)	$(510,736)	$(641,901)	$—

Delaware Ivy Natural Resources Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received	Received	Exposure(a)
Bank of New York Mellon	$4,246,104	$(4,246,104)	$—	$(4,246,104)	$—

Delaware Ivy Science and Technology Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned at	Collateral	Collateral	Collateral	Net
Counterparty	Value	Received(b)	Received	Received	Exposure(a)
Bank of New York Mellon	$142,732,344	$(135,919,618)	$(6,812,726)	$(142,732,344)	$—

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
(b)	The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of March 31, 2022, as applicable.

12. Securities Lending

Each Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the

169

Notes to financial statements

Ivy Funds

12. Securities Lending (continued)

following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022:

	Overnight
	and	Under	Between	Over
Securities Lending Transactions	continuous	30 days	30 & 90 days	90 Days	Total
Delaware Ivy Asset Strategy Fund
Money Market Mutual Fund	$7,948,188	$—	$—	$—	$7,948,188
Delaware Ivy Balanced Fund
Money Market Mutual Fund	247,500	—	—	—	247,500
Delaware Ivy Energy Fund
Money Market Mutual Fund	7,670,917	—	—	—	7,670,917
Delaware Ivy LaSalle Global Real Estate Fund
Money Market Mutual Fund	180,571	—	—	—	180,571
Delaware Ivy Natural Resources Fund
Money Market Mutual Fund	4,520,493	—	—	—	4,520,493
Delaware Ivy Science and Technology Fund
Money Market Mutual Fund	143,586,226	—	—	—	143,586,226

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2022:

170

				Delaware Ivy
	Delaware Ivy			LaSalle
	Asset Strategy	Delaware Ivy Balanced	Delaware Ivy Energy	Global Real Estate
	Fund	Fund	Fund	Fund
Values of securities on loan	$24,684,133	$20,650,971	$11,860,537	$641,901
Values of non-cash collateral	19,117,180	20,889,919	4,742,140	510,736
Values of invested collateral	7,948,188	247,500	7,670,917	180,571

	Delaware Ivy	Delaware Ivy
	Natural	Science and
	Resources	Technology
	Fund	Fund
Values of securities on loan	$4,246,104	$142,732,344
Values of non-cash collateral	—	6,812,726
Values of invested collateral	4,520,493	143,586,226

Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

13. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts

171

Notes to financial statements

Ivy Funds

13. Credit and Market Risk (continued)

in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2022. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

172

14. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Funds’ financial statements.

173

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Ivy Securian Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund (seven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the two years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds, as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers
LLP Philadelphia, Pennsylvania
June 2, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

174

Other Fund information (Unaudited)

Ivy Funds

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2022, the Funds report distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Delaware Ivy Asset Strategy Fund	74.24%	25.76%	100.00%	12.16%
Delaware Ivy Balanced Fund	88.93%	11.07%	100.00%	72.47%
Delaware Ivy Energy Fund	—	100.00%	100.00%	100.00%
Delaware Ivy LaSalle Global Real Estate Fund	—	100.00%	100.00%	—
Delaware Ivy Natural Resources Fund	—	100.00%	100.00%	95.72%
Delaware Ivy Science and Technology Fund	98.53%	1.47%	100.00%	67.58%
Delaware Ivy Securian Real Estate Securities Fund	67.96%	32.04%	100.00%	—

(A)	and (B) are based on a percentage of each Fund’s total distributions.
(C)	is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Delaware Ivy
Asset Strategy	Delaware Ivy	Delaware Ivy
Fund	Balanced Fund	Energy Fund
33.12%	74.34%	100.00%

Delaware Ivy		Delaware Ivy
LaSalle Global	Delaware Ivy	Science and
Real Estate	Natural	Technology
Fund	Resources Fund	Fund
—	100.00%	84.02%

Delaware Ivy
Securian Real
Estate
Securities Fund
—

The percentage of the ordinary dividends reported by Delaware Ivy Balanced Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 26.23%.

175

Other Fund information (Unaudited)

Ivy Funds

Board consideration of sub-advisory agreement for Delaware Ivy Asset Strategy Fund at a meeting held September 13, 2021

At a meeting held on September 13, 2021, the Board of Trustees (the “Board”) of Delaware Ivy Asset Strategy Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with its independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will include the provision of discretionary investment management services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Fund and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of MIMAK for the Fund, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fee. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Fund as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fee, the Board also reviewed and considered the fee in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fee is paid by DMC to MIMAK and is not an additional fee borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Fund and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fee is paid by DMC out of its management fee, and changes in the level of sub-advisory fee have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Fund. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of its investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rates decline.

176

Board consideration of sub-advisory agreement for Delaware Ivy Balanced Fund at a meeting held September 13, 2021

At a meeting held on September 13, 2021, the Board of Trustees (the “Board”) of Delaware Ivy Balanced Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with its independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will include the provision of discretionary investment management services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Fund and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of MIMAK for the Fund, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fee. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Fund as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fee, the Board also reviewed and considered the fee in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fee is paid by DMC to MIMAK and is not an additional fee borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Fund and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fee is paid by DMC out of its management fee, and changes in the level of sub-advisory fee have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Fund. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of its investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rates decline.

177

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie Asset Management[2]	146	Trustee — UBS
610 Market Street	Chief Executive Officer,	Chief Executive Officer	(January 2019–Present)		Relationship Funds, SMA
Philadelphia, PA	and Trustee	since August 2015	Head of Americas of		Relationship Trust, and
19106-2354		Trustee since	Macquarie Group		UBS Funds
February 1970		September 2015	(December 2017–Present)		(May 2010–April 2015)
Deputy Global Head of Macquarie Asset
Management
(2017–2019)
Head of Macquarie Asset Management
Americas
(2015–2017)

Independent Trustees

Jerome D. Abernathy[3]	Trustee	Since January 2019	Managing Member, Stonebrook Capital	146	None
610 Market Street			Management, LLC (financial
Philadelphia, PA			technology: macro factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett[3]	Chair and Trustee	Trustee since March	Private Investor	146	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March 2015
19106-2354
October 1947

Ann D. Borowiec[3]	Trustee	Since March 2015	Chief Executive Officer, Private Wealth	146	Director — Banco
610 Market Street			Management (2011–2013) and Market		Santander International
Philadelphia, PA			Manager, New Jersey Private Bank (2005–		(October 2016–December
19106-2354			2011) — J.P. Morgan Chase & Co.		2019)
November 1958					Director — Santander
Bank, N.A. (December
2016–December 2019)

Joseph W. Chow[3]	Trustee	Since January 2013	Private Investor	146	Director and Audit
610 Market Street			(April 2011–Present)		Committee Member —
Philadelphia, PA					Hercules Technology
19106-2354					Growth Capital, Inc.
January 1953					(July 2004–July 2014)

178

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

H. Jeffrey Dobbs	Trustee	Since April 2019	Global Sector Chairman,	146	Director, Valparaiso
610 Market Street			Industrial Manufacturing,		University
Philadelphia, PA			KPMG LLP		(2012–Present)
19106-2354			(2010-2015)		Director, TechAccel LLC
May 1955					(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry[3]	Trustee	Since January 2001	Drexel University	146	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and
Philadelphia, PA			President — Franklin & Marshall College		Governance Committee
19106-2354			(July 2002–June 2010)		Member — Community
May 1960					Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

179

Board of trustees and officers addendum

Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph Harroz, Jr.	Trustee	Since November 1998	President (2020–Present), Interim President	146	Director, OU Medicine,
610 Market Street			(2019–2020), Vice President (2010–2019) and		Inc.
Philadelphia, PA			Dean (2010–2019), College of Law, University		(2020–Present)
19106-2354			of Oklahoma; Managing Member, Harroz		Director and Shareholder,
January 1967			Investments, LLC, (commercial enterprises)		Valliance Bank
			(1998–2019); Managing Member, St. Clair,		(2007–Present)
			LLC (commercial enterprises) (2019–Present)		Director, Foundation
Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy	146	Director, Hall Family
610 Market Street			Hospitals and Clinics		Foundation
Philadelphia, PA			(2016–2019);		(1993–Present)
19106-2354			CFO, Children’s Mercy Hospitals and Clinics		Director, Westar Energy
September 1957			(2005–2016)		(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-profit)
(2021–Present)
(2007–2020)
Director, Turn the Page
KC (non-profit)
(2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

180

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Sandra A.J. Lawrence (continued) 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016–2019); CFO, Children’s Mercy Hospitals and Clinics (2005–2016)	146

Director, Stowers

(research) (2018)

Co-Chair, Women

Corporate Directors

(director education)

(2018–2020)

Trustee, Ivy Funds

Complex (2019-2021)

Director, Brixmor Property

Group Inc.

(2021–Present)

Director, Sera

Prognostics Inc.

(biotechnology)

(2021–Present)

Director, Recology

(resource recovery)

(2021–Present)

Frances A. Sevilla-Sacasa[3] 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	146

Trust Manager and Audit

Committee Chair — Camden Property Trust

(August 2011–Present)

Director; Audit

and Compensation

Committee Member — Callon Petroleum

Company

(December 2019–Present)

Director — New Senior

Investment Group Inc.

(January 2021–September 2021)

Director; Audit Committee

Member — Carrizo Oil &

Gas, Inc. (March 2018– December 2019)

Thomas K. Whitford[3] 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman — PNC Financial Services Group (2010–April 2013)	146

Director — HSBC North

America Holdings Inc.

(December 2013–Present)

Director — HSBC

USA Inc.

(July 2014–Present)

Director — HSBC Bank

USA, National Association

(July 2014–March 2017)

Director — HSBC Finance

Corporation

(December 2013–April 2018)

181

Board of trustees and officers addendum

Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood[3] 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	146

Director; Finance Committee and Audit

Committee Member — H&R Block Corporation

(July 2008–Present)

Director; Investments

Committee, Capital and

Finance Committee, and

Audit Committee Member — Grange Insurance

(2013–Present) Trustee; Chair of

Nominating and

Governance Committee

and Audit Committee

Member — The Merger Fund

(2013–October 2021), The Merger Fund VL

(2013–October 2021);

WCM Alternatives: Event-

Driven Fund (2013–

October 2021), and WCM

Alternatives: Credit Event

Fund (December 2017–October 2021)

Director; Chair of Governance Committee

and Audit Committee

Member — International

Securities Exchange

(2010–2016)

Janet L. Yeomans[3] 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	146	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	146	None[4]

Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	146	None[4]

Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	146	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

182

[2]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor and principal underwriter.
[3]	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and principal underwriter as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888 923-3355.

183

About the organization

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy

Managing Member

Stonebrook Capital Management, LLC

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie
Private Investor

Ann D. Borowiec

Former Chief Executive Officer

Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow

Private Investor

H. Jeffrey Dobbs

Former Global Sector Chairman

Industrial Manufacturing

KPMG LLP

John A. Fry

President
Drexel University

Joseph Harroz, Jr.

President

University of Oklahoma

Sandra A.J. Lawrence

Former Chief Administrative Officer
Children’s Mercy

Hospitals and Clinics

Frances A. Sevilla-Sacasa

Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Christianna Wood

Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans

Former Vice President and Treasurer
3M Company

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Daniel V. Geatens

Senior Vice President and Treasurer

Delaware Funds by Macquarie

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Funds by Macquarie

This annual report is for the information of Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Energy Fund, Delaware Ivy LaSalle Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Ivy Securian Real Estate Securities Fund, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 888 923-3355; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

184

Annual report

Equity funds

Delaware Ivy Core Equity Fund

(formerly, Ivy Core Equity Fund)

Delaware Ivy Large Cap Growth Fund

(formerly, Ivy Large Cap Growth Fund)

Delaware Ivy Mid Cap Growth Fund

(formerly, Ivy Mid Cap Growth Fund)

Delaware Ivy Mid Cap Income Opportunities Fund

(formerly, Ivy Mid Cap Income Opportunities Fund)

Delaware Ivy Small Cap Growth Fund

(formerly, Ivy Small Cap Growth Fund)

Delaware Ivy Smid Cap Core Fund

(formerly, Ivy Small Cap Core Fund)

Delaware Ivy Value Fund

(formerly, Ivy Value Fund)

Fixed income funds

Delaware Ivy Global Bond Fund

(formerly, Ivy Global Bond Fund)

Delaware Ivy Government Market Fund

(formerly, Ivy Government Money Market Fund)

Delaware Ivy High Income Fund

(formerly, Ivy High Income Fund)

Delaware Ivy Limited-Term Bond Fund

(formerly, Ivy Limited-Term Bond Fund)

Delaware Ivy Municipal Bond Fund

(formerly, Ivy Municipal Bond Fund)

Delaware Ivy Municipal High Income Fund

(formerly, Ivy Municipal High Income Fund)

Delaware Ivy Securian Core Bond Fund

(formerly, Ivy Securian Core Bond Fund)

Global / international equity funds

Delaware Ivy Global Equity Income Fund

(formerly, Ivy Global Equity Income Fund)

Delaware Ivy Global Growth Fund

(formerly, Ivy Global Growth Fund)

Delaware Ivy International Core Equity Fund

(formerly, Ivy International Core Equity Fund)

Delaware Ivy International Value Fund

(formerly, Delaware Ivy Pzena International Value Fund)

Delaware Ivy Systematic Emerging Markets Equity Fund

(formerly, Delaware Ivy Emerging Markets Equity Fund, and before that, Ivy Emerging Markets Equity Fund)

Multi-asset fund

Delaware Ivy Managed International Opportunities Fund

(formerly, Ivy Managed International Opportunities Fund)

March 31, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Ivy Core Equity Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Core Equity Fund (Class I shares)	1-year return	+14.00%
Delaware Ivy Core Equity Fund (Class A shares)	1-year return	+13.88%
S&P 500® Index (benchmark)	1-year return	+15.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Core Equity Fund, please see the table on page 50.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 52 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

For the year ended March 31, 2022, the S&P 500® index gained 15.65%. Energy shares were by far the market’s best performers, increasing more than 60%. The real estate, information technology (IT), utilities, and healthcare sectors also performed better than the overall market. The communication services, industrials, and consumer discretionary sectors were among the market’s laggards. That said, the final quarter of the fiscal period was volatile and, except for energy, leadership within the broader market decisively tilted toward the defensive sectors.

The most notable development in the US over the past 12 months was an accelerated recovery from the sharp contraction in growth induced by the arrival of the COVID-19 virus in the spring of 2020. In the fiscal year, growth in consumption and employment were nothing short of extraordinary and were clearly aided by aggressive fiscal support (stimulus payments) and easy monetary policy.

During the Fund’s fiscal year, the US unemployment rate fell from 6% to 3.6% in March. In February, Department of Labor data suggested there were 4.6 million more job openings than the number of unemployed workers. With the sharp drop in unemployment, wage growth accelerated from a less-than-1% gain year-over-year in April 2021 to more than 5.5% today.

Consumers, who drive 70% of US economic growth, have spent liberally on purchases of tangible goods while service expenditures remain below trend. Notably, travel expenditures failed to rebound to pre-pandemic levels. Meanwhile, supply chains have not kept pace with the consumer recovery, leading to inflation levels not seen since 1980. Inflation, now near 8%, has become the real story in financial markets today and has only been made worse by the recent conflict in Eastern Europe, home to more than 10% of the world’s oil production and nearly 40% of the European Union’s natural gas imports.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Core Equity Fund gained, although it underperformed its benchmark, the S&P 500 Index. The Fund’s Class I shares gained 14.00%. The Fund’s Class A shares rose 13.88% at net asset value and 9.91% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 15.65%. For complete, annualized performance of Delaware Ivy Core Equity Fund, please see the table on page 50.

The Fund’s sector weightings relative to the benchmark drove the underperformance for the fiscal period, largely the result of our lack of ownership within the energy sector, which performed well. We failed to anticipate tight supplies of oil, initially because of the disinvestment that preceded and continued through the pandemic and, later, because of the war in Eastern Europe.

Individual stock selection contributed to performance with strong share gains from Fund holdings in Blackstone Inc., Costco Wholesale Corp., and Aon PLC, and the lack of a position in Meta

Portfolio management reviews

Delaware Ivy Core Equity Fund

Platforms Inc. (formerly Facebook). Fiserv Inc., a provider of financial technology and merchant acceptance for credit cards and digital payments, was our single weakest stock holding for the fiscal period. Investors’ concern with competitors, overdone in our opinion, led to significant valuation contraction. We still hold Fiserv and believe its valuation vis-à-vis the market as attractive.

Zimmer Biomet Holdings Inc., a medical device firm focused on hip, knee, and spine implants, detracted from performance. After owning the company through a period of reduced demand associated with delays in discretionary healthcare procedures caused by the pandemic, we lost confidence in the firm’s competitive position within the growing non-hospital surgical setting and exited our position.

In early 2020, as the economic recovery progressed, opportunity in the market was plentiful, particularly in areas undergoing substantial earnings disruption in otherwise strong businesses. The Fund benefited from these disruptions by investing in hospitals (HCA Healthcare Inc.), consumer finance (Discover Financial Services and American Express Co.), industrial rental equipment (United Rentals Inc.), and capital market related firms (Blackstone Inc., KKR & Co. Inc., and Morgan Stanley). Throughout much of the last fiscal year, however, that pandemic-induced valuation opportunity diminished. We amended our approach to be more cautious with sector overweight positions that included financials. We focused less on pandemic recovery and more on the likelihood of greater financial market volatility with holdings such as CME Group Inc. and Intercontinental Exchange Inc., and to a lesser extent on firms we believed had the potential to benefit from a lagging travel recovery (American Express) and higher interest rates (The Charles Schwab Corp.).

We have held an underweight position in the consumer discretionary sector, assuming that spending on goods, which benefited substantially from government stimulus, would eventually normalize. This sector call was the correct one, though our holding of an auto supplier did hurt performance. We also shied away from popular communications names like Meta Platforms, which is undergoing a metamorphosis of sorts with increased competition, a capital expenditure bubble, and a pivot to the “meta-verse,” a loosely defined vision of how consumers will increasingly interact online. We controlled the risk level of the Fund by bringing total risk and market-related risk below what we believe is that of the market. Our biggest missteps over the past 12 months included our lack of ownership within the energy sector, our lack of ownership in Tesla Inc. and Nvidia Corp., based on valuation, and our ownership in Zimmer Biomet and Fiserv.

Current Fund positioning reflects our more cautious view of the economic climate over the coming fiscal year. First, we have cash that we can deploy if and when valuations improve as companies see a temporary slowdown in growth rates. Portfolio total risk and market risk are below that of the S&P 500. Second, we continue to avoid what we assess are rapid growth and high valuation equities, particularly within the IT sector that so far has benefited substantially from the pandemic and recovery in spending and capital expenditures. Third, we are generally avoiding deep value as we think slowing growth will likely have the most impact on firms more closely connected to the economic cycle. Most of the Fund’s current holdings can be classified as reasonable growth at a reasonable price.

We have stepped up our emphasis on what we think are strong businesses that have succumbed to margin degradation resulting from inflationary pressures but have the pricing power to recover lost margin. The Progressive Corp. and The Sherwin-Williams Co. are two companies that illustrate our thinking. Progressive is a leading auto insurer that competes with a direct-to-consumer model allowing it to offer auto and home insurance directly to consumers, bypassing agents that by definition have a difficult time competing on price. Extraordinary growth in used-car values, a function of parts shortages for new cars, has eroded the insurer’s margins as loss costs have increased. Progressive and its higher-cost competitors are aggressively raising prices in an effort to recover lost margins and restore profitability to trend levels. As the competition raises price, we believe consumers will shop for insurance more frequently and may likely consider Progressive given its prices.

Likewise, Sherwin-Williams has seen a sharp degradation in margin levels as paint and coatings raw materials have escalated at the fastest pace since 2011. The industry has experienced severe cost pressures in the past, each time affecting gross margins. As paint is a generally consolidated industry, competitors typically respond with aggressive price actions to restore profitability. With Sherwin-William’s shares down substantially, the result of temporary cost pressures, we are optimistic about a re-acceleration in earnings growth in a market that has previously demonstrated pricing power.

We expect that opportunities will grow as investors navigate the complex environment of rising interest rates, normalizing consumer demand, and continuing challenges associated with COVID-19. In our view, there are times to take risks within the equity market and times to wait for opportunities to emerge. We are in the latter stage and welcome the chance to buy what we consider to be great businesses on sale so that we may help our clients build long-term value in the equity market. Thank you for your continued interest in the Fund.

Portfolio management reviews

Delaware Ivy Global Bond Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Global Bond Fund (Class I shares)	1-year return	-4.08%
Delaware Ivy Global Bond Fund (Class A shares)	1-year return	-4.39%
Bloomberg 1-10 Year Global Aggregate Index Hedged USD (benchmark)	1-year return	-3.46%
Bloomberg US Universal Index (former benchmark)	1-year return	-4.23%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Bond Fund, please see the table on page 53.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 55 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a combination of current income and capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio management team of Andrew Vonthethoff of Delaware Management Company and Matthew Mulcahy of Macquarie Investment Management Global Limited as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Market review

Fixed income markets changed materially during the Fund’s fiscal year ended March 31, 2022, with a clear pivot in the fourth quarter of 2021 on the characterization of inflation pressures in the US and global economies. Inflation was initially treated as “transitory” and likely to dissipate once supply chains normalized, but the US Federal Reserve’s messaging turned hawkish in late November, marking the beginning of a sharp change in most financial markets. Broad economic growth has continued to be solid, particularly in the US, though the pace of recovery from the pandemic has clearly slowed in recent quarters. The pandemic remained a background issue, with repeated spikes across developed and emerging markets but fewer direct economic costs. Geopolitics also brought a set of meaningful new risks in early 2022, centered on Russia’s invasion of Ukraine. Markets were the most responsive to changes in central bank expectations, with increasingly aggressive pricing of rate hikes driving significant repricing in both rates and credit markets and setting the stage for increased volatility for the remainder of the Fund’s fiscal year.

Inflation was the single key factor influencing market sentiment over the 12-month period, and particularly in the last six months. Inflation pressures that had built steadily through late 2020 continued into 2021, with a myriad of causes cited: a strong rebound in consumer demand following large stimulus payments; curtailed supply chains in everything from raw commodities to semiconductors; tighter labor markets than employment numbers would suggest; and significant changes in consumption patterns. For much of 2021, the Fed assuaged markets by characterizing inflation as transitory, with supply bottlenecks as the key driver of price pressures and likely to gradually correct.

The Fed’s change in inflation messaging in November kicked off an aggressive reassessment of central bank policy and repricing in bond markets. In the US, market pricing for the Fed’s 2022 total actions grew from rate hikes totaling 0.50 percentage points (conveyed in November 2021) to more than 2.20 percentage points of hikes (as conveyed in March 2022), which if realized, would mark the sharpest pace of Fed tightening in a year since 1994. Outside of the US, moves were similarly sharp: the European Central Bank (ECB), which has maintained deeply negative policy rates and not raised rates since 2011, now prices almost six hikes for 2022, and many emerging markets have already begun meaningful hiking cycles. All told, there were more than 50 interest rate hikes in the first quarter of

Portfolio management reviews

Delaware Ivy Global Bond Fund

2022, and no rate cuts. Those changes hit bond markets: the Bloomberg US Aggregate Index declined 6% and the Bloomberg US Corporate Investment Grade Index fell 7.8% for the January-March period, both recording their worst starts to a year since 1980.

The pandemic remained an issue throughout the past 12 months, with repeated waves of infection, though the rate of hospitalizations was curtailed by vaccination progress. While successive waves brought renewed restrictions, most countries moved on from broad-based lockdowns, judging the costs as more significant than the benefits. A key exception is China, which maintained a “zero-COVID” policy and ended March 2022 battling large outbreaks in several regions, particularly Shanghai – which may extend supply chain disruptions and weigh on growth in that country.

The Russian invasion of Ukraine was an ongoing theme for markets. Apart from the significant human cost, the invasion also exacerbated several market risks: supply chain and energy supply disruptions, fragile geopolitics, and the weaponization of sanctions and the US dollar’s reserve status. The financial impact was most directly felt in Russian and Ukrainian assets and those of close neighbors, but there was a significant spillover into broader European and US asset pricing. For broader financial markets, the impact of the war is most likely to manifest in continued higher inflation around energy costs, and the potential for more significant economic impacts in Europe, given the region’s high dependence on Russian gas.

Broader economic indicators (outside of inflation) generally remained healthy, with strong labor market improvement and Institute for Supply Management (ISM) surveys indicating continued improvement in the services portion of the economy, in particular. Global growth has generally been similar, though certain regions have shown more weakness: Germany’s economy, for example, shrank in the fourth quarter of 2021 and is likely to re-enter a technical recession, with another contraction expected for the first quarter of 2022. For the most part, consumer spending remained solid, though tilting toward services and away from durable goods.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Global Bond Fund underperformed its benchmark, the Bloomberg 1-10 Year Global Aggregate Index Hedged USD. The Fund’s Class I shares declined 4.08%. The Fund’s Class A shares fell 4.39% at net asset value and fell 6.75% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 3.46%. For complete, annualized performance of Delaware Ivy Global Bond Fund, please see the table on page 53.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

We repeatedly trimmed the Fund’s holdings of emerging markets securities during the November-March period, judging the risk-reward to be less attractive in this sector. Spreads on emerging markets debt, particularly corporate debt, traded at near-record tight levels in 2021, and the increased uncertainty gives more weight to concerns about global growth and significant stimulus withdrawal. Corporate health and earnings have generally remained strong, even with increases in input prices, but the weight of risks has tilted us toward a somewhat more cautious positioning. Increases in corporate credit, cash, and Treasuries have offset the Fund’s reduced allocation to emerging markets.

The Fund’s duration has remained generally stable, at close to four years. Through the first quarter of 2022, central banks aggressively pushed pricing on rate hikes, so we believe a modest level of duration relative to most global portfolios (the Bloomberg Global Aggregate Index has a duration of more than 7 years) remains appropriate. The duration exposure is mostly positioned in US mid-curve maturities (5-10 years). During the period, we shifted a small portion of the Fund’s duration into global markets, principally Australian short-end and 10-year securities, reflecting our belief that the Reserve Bank of Australia will not be able to hike as aggressively as is being priced by markets, given the country’s high level of indebtedness and the floating-rate structure of its mortgage market.

The Fund maintains a heavy weighting to the US dollar, as we judge the US economy to be stronger than most of its peers globally and recognize the need for the Fed to be more aggressive in its rate hike cycle. Specific developments in Europe (Russia’s war in Ukraine) and Japan (with the Bank of Japan recommitting to easy policy) have driven key developed markets currencies lower in recent months. In emerging markets and smaller G10 currencies, there has been clear divergence, with “commodity” currencies and Latin American currencies generally doing well compared with Central European and Asian currencies. Within the Fund’s portfolio, we added small allocations to emerging markets currencies, with the largest single position in the Chilean peso.

The Fund underperformed the benchmark for the period November 15, 2021 to March 31, 2022. The two key performance drivers were the Fund’s allocation to emerging markets debt and its duration positioning. The emerging markets sector allocation detracted from performance because of the Fund’s significant weighting (even following the active reductions through the period), as spreads in this sector widened overall by approximately 50 basis points on average (a basis point equals one hundredth of a percentage point). Duration positioning also detracted somewhat from performance, driven by country selection: US rates generally underperformed the average in the benchmark. Positive security selection within emerging markets offset these impacts as the Fund did not hold some of the key underperformers (such as Russia and Ukraine) and was light on China property. Currency exposures produced a small positive effect.

The Fund used foreign exchange (FX) and futures positions to hedge currency and duration exposures in the portfolio, and FX options (minimally) to build tail-risk hedges. Overall, active derivatives usage had a minimal impact that was not material to the Fund’s performance.

Portfolio management reviews

Delaware Ivy Global Equity Income Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Global Equity Income Fund (Class I shares)	1-year return	+0.81%
Delaware Ivy Global Equity Income Fund (Class A shares)	1-year return	+0.51%
MSCI World Index (net) (benchmark)	1-year return	+10.12%
MSCI World Index (gross) (benchmark)	1-year return	+10.60%
FTSE All-World High Dividend Yield Index (former benchmark)	1-year return	+8.88%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Equity Fund, please see the table on page 57.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 59 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Chris Gowlland of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

During 2021, central banks and governments continued to pump large amounts of money into their economies via monetary and fiscal stimulus. The easing of lockdowns enabled markets and economies to recover quickly, pushing profits of many companies up steeply. The bull market of 2021 ended on a strong note, despite the resurgence of COVID-19 driven by the arrival of the Omicron variant.

The coronavirus pandemic affected every investable company, both short term and long term, and accelerated some changes, such as working from home and the expansion of online shopping, that were probably bound to happen anyway. For some companies, the effects were positive and came with new business opportunities. For others, the effects were all too negative.

During the last months of 2021, investors focused their concern on disrupted supply chains, higher energy costs, and elevated inflation, whether transitory or on its way to reaching the high levels seen in the 1970s. In its last meeting of the year, the US Federal Reserve took a more hawkish tone as inflation reached a multi-decade high. The Fed announced it would accelerate plans to taper its bond-buying program. The news was widely anticipated and generally did not dampen markets. Also, evidence that Omicron may be milder than feared and less likely to lead to hospitalization pushed markets higher toward year end.

The financial markets started 2022 jittery as concerns about inflation, liquidity tightening, and higher interest rates, coupled with rising political tensions with Russia, seemed to unnerve investors. Reflecting this, the fear gauge, the Cboe Volatility Index® (VIX®), jumped 44% in January.

February was a volatile month and the uncertainty created by Russia’s large-scale military invasion of Ukraine fully absorbed investors’ attention.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Global Equity Income Fund underperformed its benchmark, the MSCI World Index (net). The Fund’s Class I shares gained 0.81%. The Fund’s

Class A shares gained 0.51% at net asset value (NAV) and declined 3.03% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 10.12%. For complete, annualized performance of Delaware Ivy Global Equity Income Fund, please see the table on page 57.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock by stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to analyze what we view as potential contributors to and detractors from the Fund’s performance against its benchmark.

The active sector weights had a mixed effect on returns: the Fund’s underweights to information technology and communication services relative to the benchmark contributed to performance, while the Fund’s overweight in consumer staples and underweight in energy detracted from performance.

Among individual holdings, two of the largest contributors to performance were the American distributor of dental and medical solutions Henry Schein Inc. and the French telecommunications operator Orange SA.

During the period we managed the Fund, Henry Schein reported full-year results that exceeded both top- and bottom-line expectations. While the pandemic has been challenging, conditions are improving, with significant pent-up demand for preventive care unleashed and patient traffic to dentists and medical practitioners normalizing.

Amid significant market uncertainty, the defensive characteristics of the French telecommunications operator Orange lifted the stock price during recent months. For years, Orange has been under pressure as French regulators have forced the company to open its network to low-cost providers. To counter this, Orange stepped up its roll-out of fiber network to be able to bundle a quality product and win back customers. Although the strategy has been capital intensive, it is now beginning to pay off.

Conversely, two of the largest detractors from performance during the fiscal year were the Swedish hygiene and health company Essity AB and the Swedish leading global security services company Securitas AB.

Rising inflation has hit Essity hard, and the stock is very much out of favor among investors. In its final quarter, Essity posted strong organic sales growth of +8%, of which +4.6% came from higher prices and, quite encouraging, the volume contributed +3.4% as competitors also raised prices. However, the substantial inflationary headwind lowered Essity’s profit margin by 520 basis points to 9% in the fourth quarter, falling short of consensus expectations. (One basis point is a hundredth of a percentage point.)

Securitas has been under pressure lately. It announced the acquisition of Stanley Security from Stanley Black & Decker Inc. for $3.2 billion in December 2021. This is its largest deal to date and the transaction appears to have unnerved some investors. A combination of an equity rights issue and debt will finance the acquisition and although major shareholders approved the deal, the weak stock price indicates to us that investors are concerned about execution risk. Investors are expected to closely monitor Securitas’ progress in extracting strategic value, including cost synergies.

We believe the long-term investment case and return potential is still intact for both companies; therefore, we continue to hold them in the Fund.

The Fund used foreign exchange currency contracts to fix the US dollar value of securities between trade date and settlement date. These did not have a material impact on performance.

Portfolio management reviews

Delaware Ivy Global Growth Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Global Growth Fund (Class I shares)	1-year return	+3.08%
Delaware Ivy Global Growth Fund (Class A shares)	1-year return	+2.84%
MSCI ACWI Index (net) (benchmark)	1-year return	+7.28%
MSCI ACWI Index (gross) (benchmark)	1-year return	+7.73%
MSCI World Index (net) (former benchmark)	1-year return	+10.12%
MSCI World Index (gross) (former benchmark)	1-year return	+10.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Growth Fund, please see the table on page 61.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 63 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of F. Chace Brundige and Aditya Kapoor of Delaware Management Company as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. In addition, on November 1, 2021, it was announced that Charles John was being added as an additional portfolio manager. All changes took effect on or about November 15, 2021.

Market review

As the world claws its way out of one of the most significant and life-altering periods of modern time, new threats emerge. As for the COVID-19 pandemic, much of the world is reaching a level of normalcy. That said, there are exceptions, as select Asian countries are dealing with variants of the COVID-19 virus that have typically lagged the outbreaks experienced in much of the rest of the world, and these countries are facing the repercussions of attempting to irradicate the virus. This is leading to harsh lockdowns in global manufacturing centers, which could result in a temporary stall in the supply chain recovery.

One of the most significant, non-health-related changes resulting from the pandemic, particularly in the US, is the emergence of structural inflation. Well-intentioned and necessary stimulus pumped into the financial system to avoid a financial collapse in March 2020 is now lending itself to inflationary pressure. Not only has demand for products and services been unusually robust, but supply-side shortages have also contributed to the dilemma. Key culprits of this inflation have been wage growth, housing costs, supply chain disruptions, and energy prices. Supply chain disruptions are typically more temporary in nature, but it is difficult to predict when the disruptions will subside. While this is seemingly a temporary threat for energy prices, Russia’s invasion of Ukraine may delay relief in the energy complex. The world has realized that changes need to be made for the long term (Europe’s reliance on Russian oil and gas, among others), albeit with likely short-term pressure (high energy costs).

With that, the US Federal Reserve has started to tighten monetary policy and speak to further hawkish policy. The UK has also engaged in interest rate hikes, while the rest of Europe has been slow to implement policy changes that could threaten growth potential. Meanwhile, emerging markets have not experienced the inflationary pressures seen in the developed world.

Elsewhere, Chinese regulators surprised markets as they waged a battle with many of their corporate champions in an effort to avoid monopolistic dynamics that could hurt small- and medium-sized businesses and consumers. The regulatory framework is still a concern, and valuations remain compressed. China also struggled through a growth slump and is still dealing with COVID-19-related pressure.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Global Growth Fund underperformed its benchmark, the MSCI ACWI Index. The Fund’s Class I shares gained 3.08%. The Fund’s Class A shares gained 2.84% at net asset value and declined 0.75% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark gained 7.28%. For complete, annualized performance of Delaware Ivy Global Growth Fund, please see the table on page 61.

We continued to manage the Fund with bottom-up (stock-by-stock) security selection, complimented by our risk management process. Changes within the Fund were primarily made to invest in stocks that we believed had a strong risk/reward profile and to sell those where we saw limited upside or considerable downside risk.

The largest detractors from performance were stock selection in information technology, financials, and consumer staples. Stock selection in the US and China also hurt relative performance. The leading individual detractor from performance was PayPal Holdings, Inc., which faced headwinds within ecommerce as government stimulus ran dry and supply chain disruptions dampened growth. The company struggled to execute on strategy shifts, and we expect the ongoing changes to be a challenge for the stock. As a result, we exited our position in PayPal. Ping An Insurance Group Co. of China Ltd., a Chinese insurance company, also detracted from results. The company struggled as pandemic-related border control with Hong Kong weighed on its high-growth life insurance business. The Fund no longer holds Ping An Insurance Group as we had little visibility into when the company could reengage with customers.

Fund performance benefited from strong stock selection in energy, industrials, and healthcare. At the country level, stock selection in Canada was also strong. On an individual stock basis, the two leading contributors to performance were energy companies. Canadian Natural Resources Ltd., a Canada-based oil and gas company, and ConocoPhillips, a US-based integrated oil and gas business benefitted from major tailwinds as the price of commodities increased. This continued through the beginning of calendar year 2022, as oil and gas prices spiked with Russia’s invasion of Ukraine. Derivatives did not have a material impact on Fund performance for the fiscal year.

Portfolio management reviews

Delaware Ivy Government Money Market Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Government Money Market Fund (Class A shares)	1-year return	+0.02%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Government Money Market, please see the table on page 65. The performance of Class A shares reflects the reinvestment of all distributions.

Investment objective

The Fund seeks to provide current income consistent with maintaining liquidity and preservation of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

During the Fund’s fiscal year ended March 31, 2022, fixed-income markets fared poorly, faced with the challenges of high inflation, the likelihood of more restrictive central bank monetary policy, and rising geopolitical risk, which shook financial markets towards the end of the period as Russia invaded Ukraine.

Throughout the fiscal year and as far back as last spring, budding optimism about an economic reopening faded as new COVID-19 variants repeatedly caused setbacks to normalization, along with ongoing supply-chain disruptions. The US Federal Reserve initially held to its view that the elevated rate of inflation was transitory. Later in the fiscal period, the Fed acknowledged high inflation would linger. By the fall of 2021, expectations had shifted regarding the speed and extent of changes to central bank monetary policy in the US and elsewhere.

By late 2021, it was clear the Fed would have to act in an effort to curb persistent inflation. As a result, markets anticipated that 2022 would be a year of rising interest rates and quantitative tightening. The onset of more restrictive monetary policy, dovetailed with rising geopolitical risks that emerged from Europe as Russia invaded Ukraine in late February, prompted large-scale sanctions and further disruptions to international trade and to the availability of commodities exported by Russia and Ukraine.

Those events resulted in a significant repricing and reshaping of the yield curve. The yield curve flattened as short-term yields rose more than longer-term yields and, for a brief time, the 2-year relative to 10-year yield curve briefly inverted. Historically, yield curve inversions, in which shorter-term yields are higher than longer-term yields, have been a harbinger of an economic recession.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Government Money Market Fund Class A shares gained 0.02% at net asset value (the Fund does not assess a sales charge). These figures reflect all distributions reinvested. For complete, annualized performance of Delaware Ivy Government Money Market Fund, please see the table on page 65.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

Contributing to Fund performance was the Fund’s allocation to municipal variable-rate securities. Treasury bills and US government agency bills also added to the Fund’s return.

While there were no notable detractors from Fund performance for the fiscal year, Treasury bills contributed the least to Fund performance. The Fund invests in Treasury bills to help provide liquidity. As such, a lower yield is to be expected.

When we have greater clarity on US and global growth prospects, the Fund’s primary focus will be to add yield tactically and incrementally, while seeking to maintain protection of principal. Specifically, we plan to use floating-rate securities to help offset any perceived interest-rate risk. We continue to monitor geopolitical issues and how they might affect inflation and credit volatility.

At fiscal year end, we think a key risk is the potential for stagflation and its possible impact on global economies and on US corporate earnings. Although it is a very real risk, we believe there is enough fundamental strength in the economy to weather that scenario for the next year or so. Stagflation is something we’re concerned about, however, and we are monitoring the situation closely.

We see a growing chance the Fed will be unable to orchestrate a soft landing through its restrictive monitory policy. Historically, the Fed does not have a great track record of executing soft landings—raising interest rates to slow down inflation without going into a recession. With these concerns in mind, we are adopting a defensive-oriented posture within the Fund for the intermediate term.

Portfolio management reviews

Delaware Ivy High Income Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy High Income Fund (Class I shares)	1-year return	+1.31%
Delaware Ivy High Income Fund (Class A shares)	1-year return	+1.09%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	-0.29%
ICE BofA US High Yield Index (former benchmark)	1-year return	-0.29%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy High Income Fund, please see the table on page 68.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 70 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

The start to the Fund’s fiscal year was robust. Strong first quarter earnings, a hopeful view of inflation as transitory, and the subsequent rally in Treasury yields provided the backdrop for a constructive view on credit markets. In this environment, high yield investors were emboldened to add risk to portfolios despite historically stretched valuations within the high yield market. As such, CCC-rated bonds led the way, returning +4.00% for the quarter followed by BB-rated bonds returning +2.90% and B-rated bonds returning +2.10%. The strongest-performing sectors for the quarter were energy (+5.61%), transportation (+3.63%), and metals & mining (+3.20%). The weakest-performing sectors were telecommunications (+1.45%), cable & satellite (+1.64%), and paper & packaging (+1.80%).

Continued strong corporate earnings, a still-optimistic view of inflation as transitory, and a resilient Treasury market provided the backdrop for a constructive view on credit markets for the Fund’s fiscal second quarter as well, during which BB- and CCC-rated bonds again outperformed, returning +1.07% and + 1.00% respectively, followed by B-rated bonds returning +0.69%. The strongest-performing sectors for the quarter were energy (+1.23%), gaming & leisure (+0.54%), and broadcasting (+0.49%). The weakest-performing sectors were automotive (-0.45%), metals & mining (-0.27%), and retail (-0.21%).

Despite a healthy earnings environment, the market’s broader concerns around the COVID-19 Omicron variant, supply chain disruptions, inflation, and the future pace of rate hikes resulted in market participants dialing back on risk and taking a more cautious posture heading into 2022. As a result, higher quality BB-rated and B-rated bonds returned 0.72% and 0.82% in the Fund’s fiscal third quarter, outpacing CCC-rated bonds, which returned just 0.25%. The strongest-performing sectors for the quarter were diversified media (+2.34%), metals & mining (+1.76%), and energy (+1.74%). The weakest-performing sectors were broadcasting (-1.48%), cable & satellite (-1.45%), and telecommunications (-1.15%).

The Fund ended its fiscal year with negative quarterly returns as the high yield market faced its first significant bout of volatility since March 2020, driven by a more hawkish Fed, rates moving higher, the war in Ukraine, and elevated inflation. Aside from the first quarter of 2020, high yield returns for the Fund’s fiscal fourth quarter ended March 2022 were the weakest since the fourth quarter of 2018, and BB-rated bonds produced their second weakest quarterly returns since the global financial crisis. The negative sentiment surrounding risk assets also produced a significant quarterly outflow of $22.3 billion in the high yield market. When all was said and done, the high yield market produced a quarterly return of -4.53%, with BB-rated bonds returning -5.37%, CCC-rated bonds returning - 3.79%, and B-rated bonds returning -3.46%. The strongest-performing sectors for the quarter were diversified media (+0.83%), energy (+0.55%), and metals & mining (-0.07%). The weakest sectors were automotive (-1.90%), transportation (-1.86%), and food and beverage (-1.79%).

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy High Income Fund outperformed the Fund’s benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Class I shares gained 1.31%. The Fund’s Class A shares at net asset value (NAV) gained 1.09% and fell 1.41% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark fell 0.29%. For complete, annualized performance of Delaware Ivy High Income Fund, please see the table on page 68.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

Volatility in the high yield market during the Fund’s fiscal fourth quarter weighed heavily on annual market returns, most notably within higher quality and duration sensitive BB-rated bonds. The Fund was underweight BB-rated bonds and a subsequent overweight to B- and CCC-rated bonds produced a shorter duration profile versus the benchmark, leaving the Fund less exposed to the aggressive move higher in interest rates during the fourth quarter. This positioning was the primary driver of outperformance versus the benchmark for the Fund’s fiscal year ended March 31, 2022.

The positive momentum from the post-COVID-19 recovery came to an abrupt halt in the first quarter of 2022. High yield investors were left to navigate the path of a hawkish Fed, a protracted war in Ukraine, impacts on global growth, and the outlook for inflation. Despite these headwinds, we believe the fundamental outlook for high yield remains constructive, as years of friendly capital markets have allowed for robust levels of refinancing. As a result, balance sheets are healthy, free cash flow outlooks are encouraging, and default expectations remain below historical averages. Although the fundamental outlook suggests the high yield market may be well positioned to navigate the headwinds it is facing, we believe current valuations, which are well inside historical averages, suggest the need for a disciplined approach to adding risk.

Portfolio management reviews

Delaware Ivy International Core Equity Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy International Core Equity Fund (Class I shares)	1-year return	-0.88%
Delaware Ivy International Core Equity Fund (Class A shares)	1-year return	-1.28%
MSCI ACWI ex USA Index (net) (benchmark)	1-year return	-1.48%
MSCI ACWI ex USA Index (gross) (benchmark)	1-year return	-1.04%
MSCI EAFE Index (net) (former benchmark)	1-year return	+1.16%
MSCI EAFE Index (gross) (former benchmark)	1-year return	+1.65%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy International Core Equity Fund, please see the table on page 72.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 75 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of F. Chace Brundige and Aditya Kapoor of Delaware Management Company as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. In addition, on November 1, 2021, it was announced that Charles John was being added as an additional portfolio manager. All changes took effect on or about November 15, 2021.

Market review

As the world claws its way out of one of the most significant and life-altering periods of modern time, new threats emerge. As for the COVID-19 pandemic, much of the world is reaching a level of normalcy. That said, there are exceptions, as select Asian countries are dealing with variants of the COVID-19 virus that have typically lagged the outbreaks experienced in much of the rest of the world, and these countries are facing the repercussions of attempting to irradicate the virus. This is leading to harsh lockdowns in global manufacturing centers, which could result in a temporary stall in the supply chain recovery.

One of the most significant, non-health-related changes resulting from the pandemic, particularly in the US, is the emergence of structural inflation. Well-intentioned and necessary stimulus pumped into the financial system to avoid a financial collapse in March 2020 is now lending itself to inflationary pressure. Not only has demand for products and services been unusually robust, but supply-side shortages have also contributed to the dilemma. Key culprits of this inflation have been wage growth, housing costs, supply chain disruptions, and energy prices. Supply chain disruptions are typically more temporary in nature, but it is difficult to predict when the disruptions will subside. While this is seemingly a temporary threat for energy prices, Russia’s invasion of Ukraine may delay relief in the energy complex. The world has realized that changes need to be made for the long term (Europe’s reliance on Russian oil and gas among others), albeit with likely short-term pressure (high energy costs).

With that, the US Federal Reserve has started to tighten monetary policy and speak to further hawkish policy. The UK has also engaged in interest rate hikes, while the rest of Europe has been slow to implement policy changes that could threaten growth potential. Meanwhile, emerging markets have not experienced the inflationary pressures seen in the developed world.

Elsewhere, Chinese regulators surprised markets as they waged a battle with many of their corporate champions in an effort to avoid monopolistic dynamics that could hurt small- and medium-sized businesses and consumers. The regulatory framework is still a concern, and valuations remain compressed. China also struggled through a growth slump and is still dealing with COVID-19-related pressure.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy International Core Equity Fund outperformed its benchmark, the MSCI ACWI ex USA Index. The Fund’s Class I shares declined 0.88%. The Fund’s Class A shares fell 1.28% at net asset value and 4.74% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 1.48%. For complete, annualized performance of Delaware Ivy International Core Equity Fund, please see the table on page 72.

We continued to manage the Fund with bottom-up (stock-by-stock) security selection, complimented by our risk management process. Changes within the Fund were made primarily to invest in stocks that we believed had an attractive risk-reward profile and to sell those where we saw limited upside or considerable downside risk.

Leading contributors to performance were strong stock selection in healthcare, communication services, industrials, and energy. Additionally, the Fund’s overweight allocation to the energy sector benefitted performance as oil and gas prices increased. An underweight allocation to China, the lack of exposure to Russia, and an overweight allocation to the UK benefitted relative performance. Leading individual contributors to performance included Inpex Corp., a Japanese energy company that rallied with a recovery in commodity prices, and Suncor Energy Inc., a Canadian energy company, was also a major contributor.

Leading detractors from performance was poor stock selection in the financials and materials sectors. Additionally, an overweight allocation to Germany, stemming from our bottom-up, stock selection approach as opposed to a macroeconomic call, also detracted from performance. At the individual stock level, HelloFresh SE, a food delivery business with a large US presence, declined in late 2021 and into 2022 with heavy selling in European equities, particularly in growth stocks that were beneficiaries of COVID-19. We still believe the company is well positioned to take advantage of the long-term, rising trend of food delivery services. Prosus NV, a Dutch consumer internet conglomerate, was down largely because of Tencent, a Chinese internet company, due to the company’s nearly 30% ownership share. The stock remains a holding in the Fund as we believe Tencent is well positioned and undervalued after recent market volatility. In addition, we feel Prosus’ other investments are on the right side of long-term trends of further internet adoption.

Derivatives did not have a material impact on Fund performance for the fiscal year.

Portfolio management reviews

Delaware Ivy International Value Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy International Value Fund (Class I shares)	1-year return	-8.21%
Delaware Ivy International Value Fund (Class A shares)	1-year return	-8.50%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (benchmark)	1-year return	+1.16%
MSCI EAFE Index (gross) (benchmark)	1-year return	+1.65%
MSCI EAFE Value Index (net) (former benchmark)	1-year return	+3.55%
MSCI EAFE Value Index (gross) (former benchmark)	1-year return	+4.22%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy International Value Fund, please see the table on page 76.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 78 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Chris Gowlland of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

During 2021, central banks and governments continued to pump large amounts of money into their economies via monetary and fiscal stimulus. The easing of lockdowns enabled markets and economies to recover quickly, pushing profits of many companies up steeply. The bull market of 2021 ended on a strong note, despite the resurgence of COVID-19 driven by the arrival of the Omicron variant.

The coronavirus pandemic affected every investable company, both short term and long term, and accelerated some changes, such as working from home and the expansion of online shopping, that were probably bound to happen anyway. For some companies, the effects were positive and came with new business opportunities. For others, the effects were all too negative.

During the last months of 2021, investors focused their concern on disrupted supply chains, higher energy costs, and elevated inflation, whether transitory or on its way to reaching the high levels seen in the 1970s. In its last meeting of the year, the US Federal Reserve took a more hawkish tone as inflation reached a multi-decade high. The Fed announced it would accelerate plans to taper its bond-buying program. The news was widely anticipated and generally did not dampen markets. Also, evidence that Omicron may be milder than feared and less likely to lead to hospitalization pushed markets higher toward year end.

The financial markets started 2022 jittery as concerns about inflation, liquidity tightening, and higher interest rates, coupled with rising political tensions with Russia, seemed to unnerve investors. Reflecting this, the fear gauge, the Cboe Volatility Index® (VIX®), jumped 44% in January.

February was a volatile month and the uncertainty created by Russia’s large-scale military invasion of Ukraine fully absorbed investors’ attention.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy International Value Fund underperformed its benchmark, the MSCI EAFE (Europe,

Australasia, Far East) Index. The Fund’s Class I shares fell 8.21%. The Fund’s Class A shares declined 8.50% at net asset value (NAV) and 11.69% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 1.16%. For complete, annualized performance of Delaware Ivy International Value Fund, please see the table on page 76.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock by stock) by selecting company stocks based on quantitative insights and qualitative assessments.

We use a multivariate risk model to analyze what we view as potential contributors to and detractors from the Fund’s performance against its benchmark.

The active sector weights had a mixed effect on returns: the Fund’s underweight allocation to information technology and overweight allocation to communication services relative to the benchmark contributed to performance, while the Fund’s overweight positioning in consumer staples and underweight positioning in energy detracted from performance.

Among individual holdings, two of the largest contributors to performance were the Japanese diversified retail group Seven & I Holdings Co. Ltd. and the French telecommunications operator Orange SA.

Seven & I Holdings increased its future guidance for sales and operating profit, primarily due to the strong performance at 7-Eleven stores overseas. Changes in consumers’ shopping behavior at convenience stores have had a positive influence on sales, especially in North America.

Amid significant market uncertainty, the defensive characteristics of the French telecommunications operator Orange lifted the stock price during recent months. For years, Orange has been under pressure as French regulators have forced the company to open its network to low-cost providers. To counter this, Orange stepped up its roll-out of fiber network to be able to bundle a quality product and win back customers. Although the strategy has been capital intensive, it is now beginning to pay off.

Conversely, two of the largest detractors from performance during the fiscal year were the Swedish hygiene and health company Essity AB and the Swedish leading global security services company Securitas AB.

Rising inflation has hit Essity hard, and the stock is very much out of favor among investors. In its final quarter, Essity posted strong organic sales growth of +8%, of which +4.6% came from higher prices and, quite encouraging, the volume contributed +3.4% as competitors also raised prices. However, the substantial inflationary headwind lowered Essity’s profit margin by 520 basis points to 9% in the fourth quarter, falling short of consensus expectations. (One basis point is a hundredth of a percentage point.)

Securitas has been under pressure lately. It announced the acquisition of Stanley Security from Stanley Black & Decker Inc. for $3.2 billion in December 2021. This is its largest deal to date, and the transaction appears to have unnerved some investors. A combination of an equity rights issue and debt financed the acquisition. Although major shareholders approved the deal, the weak stock price indicates to us that investors are concerned about execution risk. Investors are expected to closely monitor Securitas’ progress in extracting strategic value, including cost synergies.

We believe the long-term investment case and return potential is still intact for both companies; therefore, we continue to hold them in the Fund.

The Fund used foreign exchange currency contracts to fix the US dollar value of securities between trade date and settlement date. These did not have a material impact on performance.

Portfolio management reviews

Delaware Ivy Large Cap Growth Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Large Cap Growth Fund (Class I shares)	1-year return	+16.87%
Delaware Ivy Large Cap Growth Fund (Class A shares)	1-year return	+16.52%
Russell 1000® Growth Index (benchmark)	1-year return	+14.98%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Large Cap Growth Fund, please see the table on page 80.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 82 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On October 1, 2021, Brad Angermeier was added as an additional portfolio manager for the Fund.

Market review

Large-cap growth equities posted strong performance in the fiscal year ended March 31, 2022, as the Russell 1000 Growth Index, the Fund’s benchmark, posted a 14.98% return. Over the past three years, the benchmark has realized an average annual return of 23.60%, and over the past 10 years it has returned an average of 17.04%. While global companies may have endured a lot of bumps and bruises over the past decade, with the COVID-19 pandemic as the most recent example, growth investing has proved resilient throughout these volatile periods.

The market environment in this latest fiscal period was markedly different than its predecessor. In the previous fiscal year, after the initial pandemic-induced selloff in early 2020, returns were generated by high-risk growth stocks that were considered pandemic safe havens. Business quality – profitability, cash flow, and competitive advantage – was an unnecessary consideration as investors focused on upward stock price momentum and pandemic-fueled earnings momentum. We noted last fiscal year that the market’s 2020 playbook did not appear to be a sustainable and repeatable investment strategy. Not surprisingly the most recent 12-month period was characterized by the market’s renewed focus on business quality and relative valuation as the growth rates of many high-growth pandemic beneficiaries began to decelerate. As it turned out, 2021 reversed the gains in many, but not all, of the hyper-growth stocks that we struggled to understand during the initial stages of the pandemic.

Growth stocks moved higher during the fiscal year, although toward the end of the period investors began to express skepticism about high expectations embedded in many pandemic beneficiaries. Stocks like DocuSign Inc., Coupa Software Inc., Okta Inc., Peloton Interactive Inc., Roku Inc., Spotify Technology SA, and Wayfair Inc. saw significant relative drawdowns and materially underperformed. We are not suggesting that all these companies are bad businesses (although we are skeptical of some); we are simply highlighting the fact that unrealistic growth expectations needed to unwind. These market-level dynamics can be seen in factor returns over the prior 12 months. Quality factors including return on capital and return on equity and value factors including price to free cash flow and free cash flow to enterprise value both outperformed, while risk factors such as beta (a measure of a stock’s volatility in relation to the overall market) and estimate dispersion and momentum factors including price returns and relative strength generally lagged.

Just weeks before the end of the period, the US Federal Reserve raised interest rates 0.25%. At the same time, the Fed forecasted an aggressive tightening schedule for the remainder of 2022 and beyond. Initially the Fed and investors believed that pandemic-related factors were driving inflation and that it was therefore transitory. Unfortunately, inflationary pressure as measured by the Consumer Price Index (CPI) reached 7.9% and left the Fed with no choice but to acknowledge the risks and adjust its policy stance accordingly. The

Fed also intends to move quickly to reduce its balance sheet during calendar year 2022 and into 2023.

Interest rates responded accordingly and shifted upward. For perspective, the 10-year Treasury yield bottomed near 0.54% at the depths of the pandemic in August 2020 and closed March 31, 2022 at 2.32%. Rising Treasury yields are also pushing up the 30-year mortgage rate, which has gone from approximately 2.65% in early 2021 to nearly 4.7% at the end of March 2022. The yield curve has also flattened significantly, which historically has been a negative indicator of future economic growth.

Energy, information technology, financials, and consumer staples were the strongest-performing sectors within the index, although it is important to note significant dispersion of returns within each of those sectors. The upward move in commodity prices corresponding with the Russian invasion of Ukraine bolstered energy performance. Materials, communications services, utilities, industrials, and consumer discretionary were the weakest-performing sectors within the benchmark.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Large Cap Growth Fund outperformed its benchmark, the Russell 1000 Growth Index. The Fund’s Class I shares gained 16.87%. The Fund’s Class A shares rose 16.52% at net asset value and 12.46% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 14.98%. For complete, annualized performance of Delaware Ivy Large Cap Growth Fund, please see the table on page 80.

Stock selection drove most of the outperformance in the measurement period, but allocation also contributed. From a sector perspective, information technology (IT) and healthcare were contributors while industrials, communication services, and consumer discretionary were the largest detractors. We stuck to our discipline, which was a good decision as many of the pandemic-driven excesses of 2020 continued to unwind in 2021.

Our strategy continues to be anchored by our beliefs (supported by empirical evidence) that business quality is more persistent than growth, the market structurally undervalues quality businesses, and competitively advantaged growth companies with attractive risk-reward profiles are the soundest vehicles for long-term compounding of wealth. As such, the Fund continues to be populated with high-quality, competitively advantaged companies supported by secular growth tailwinds and reasonable valuations.

The IT sector was the largest contributor during the fiscal year. The Fund was overweight the sector, but positive stock selection was far more impactful than sector allocation. Overweight positions in Gartner Inc. (sold prior to March 31, 2022), Nvidia Corp., Intuit Inc., and Motorola Solutions Inc. were the leading contributors to outperformance. Avoiding ownership of Mastercard Inc., Zoom Video Communications Inc., and Block Inc. (formerly known as Square) also helped relative performance. Underperformance from overweight positions in Visa Inc. and PayPal Holdings Inc. as well as from underweight exposure to Apple Inc. partially offset the contributors. We continue to believe that Visa is a wide-moat business, and that the eventual acceleration of its profitable cross-border transactions will improve sentiment and put the stock back on its trajectory of long-term compounding.

Healthcare was another contributor, with the outperformance coming from stock selection rather than sector allocation. Our overweight position in UnitedHealth Group Inc. was the largest contributor. Cerner Corp., which Oracle is acquiring, along with Danaher Corp. and Zoetis Inc. also contributed to performance. Our avoidance of pharmaceutical companies Eli Lilly & Co. and AbbVie Inc. detracted as volatility spurred by rising interest rates and geopolitical events late in the period drove investors into perceived safe havens. The Fund’s overweight position in The Cooper Companies Inc. also detracted from relative performance.

Industrials detracted from performance. Overweight positions in Stanley Black & Decker Inc. and CoStar Group Ltd. were the most responsible. Stanley Black & Decker was weak due to concerns about a post-pandemic sales slump, supply chain issues, and commodity-related cost pressure. CoStar Group underperformed after announcing that it would invest heavily in its residential real estate strategy during 2022. We continue to believe CoStar Group’s position of strength in multi-family listings and commercial real estate data and analytics creates a competitive advantage, potentially increasing the odds of success in residential. Verisk Analytics Inc., J.B. HuntTransport Service Inc., and Union Pacific Corp. were modest contributors within the industrials sector.

Consumer discretionary likewise detracted. Our lack of exposure to Tesla Inc. was the leading detractor, and positions in Ferrari NV and Booking Holdings Inc. were also sources of underperformance. The avoidance of Starbucks Corp., Peloton Inc., and several other specialty retail companies partially offset those losses. We continue to avoid Tesla given what we consider to be unrealistic expectations priced into the stock.

Conceptually, we welcome the possibility that the tailwinds supporting the market for the past decade – easy money and multiple expansion – are ebbing at the margin. We think this could potentially imply lower market and stock correlations and increased dispersion of returns. Such an environment could be favorable for investors engaging in rigorous and disciplined business-model analysis, which is the

Portfolio management reviews

Delaware Ivy Large Cap Growth Fund

cornerstone of the Fund’s process. Over time, we think competitive moats and durability of growth are more important than macro fluctuations. We still see what we view as attractive opportunities for strong multi-year returns in many high-quality growth businesses. Importantly, we believe secular growth prospects coupled with wide economic moats will help quality growth stocks sustain a premium relative valuation if market volatility increases. One of the pillars of the Fund’s investment philosophy is that business quality is more persistent and predictable than growth. Therefore, we will continue to seek out high-quality businesses first, and then select what we think are the best growth and return prospects from that high-quality cohort. We believe this process should continue to be fruitful across economic cycles. Thank you for your continued interest and support.

Portfolio management reviews

Delaware Ivy Limited-Term Bond Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Limited-Term Bond Fund (Class I shares)	1-year return	-2.76%
Delaware Ivy Limited-Term Bond Fund (Class A shares)	1-year return	-2.95%
Bloomberg 1-3 Year US Government/Credit Index (benchmark)	1-year return	-2.91%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Limited-Term Bond Fund, please see the table on page 83.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 85 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of J. David Hillmeyer and Daniela Mardarovici of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

Market review

The 12-month period ended March 31, 2022, charted the US Federal Reserve’s inflation journey from “transitory” to top priority. Russia’s invasion of Ukraine was a devastating punctuation point on a difficult period for countries worldwide as they attempted to exit the last calamity – the COVID-19 pandemic. The geopolitical consequences were significant, as the world appears to have backtracked into the era of great power rivalries. The direct human toll remains front and center, while economic consequences via high prices, especially for food and other essentials, have expanded the impact to communities ranging from Peru to Sri Lanka, prompting increased social unrest.

From an economic perspective, the Fund’s fiscal year was defined not only by continued recovery but also by increasing concerns about inflation and central bank policy in the US and globally. The US Consumer Price Index (CPI) accelerated from a 2.6% year-over-year increase in March 2021 to 7.9% in February 2022. The US labor markets transitioned from robust to tight, with unemployment declining to 3.6% in March 2022 from 6% in March 2021, and labor market participation beginning its return to normal. As the year progressed, the news became mixed. Congressional resistance pushed back initial efforts to pass a major infrastructure bill. Although a smaller version of that bill eventually passed, the broader Build Back Better Act failed to garner enough support to become law in 2021. Growth indicators transitioned from very strong early in the period to more mixed in early 2022, and higher prices began manifesting in consumer sentiment.

After a period of relatively stable 10-year Treasury yields, ranging from 1.74% on March 31, 2021, to 1.52% on December 31, 2021, interest rates accelerated rapidly in the first quarter of 2022 to end at 2.34%, the highest since May 2019. Short-term interest rates rose more rapidly as markets priced in an increasingly aggressive Fed keen to gain control over rising prices. The 2-year Treasury yield rose from 0.16% to 2.33% during the fiscal year. The yield curve flattened dramatically, raising concerns about its inversion and the risk of recession. Meanwhile, primary mortgage rates increased from 3.3% in December 2021 to 4.9% in March 2022 after about two years of residing near all-time lows. The housing market, having benefited from low interest rates, limited inventory, and robust demand, showed early signs of deceleration.

Globally, most markets struggled with similar concerns, as central banks from the Bank of England to the Bank of Canada to the European Central Bank shifted gears to acknowledge the acceleration in inflation fueled by supply chain disruptions. Notably, China’s path remained decoupled, as its zero-COVID policy prompted renewed lockdowns and a more supportive government policy. Emerging markets tend to lead the rate-hiking cycles as they

Portfolio management reviews

Delaware Ivy Limited-Term Bond Fund

have less flexibility with sustained inflation. The Russian invasion of Ukraine accelerated the need to bring prices under control, with governments rolling out or considering subsidies and other forms of fiscal support.

Risk markets generally followed the Fed narrative, remaining relatively stable and rangebound from March to December 2021 but beginning to price in higher uncertainty by the first quarter of 2022, reflecting heightened geopolitical risks, but most significantly a recognition that a more compressed hiking cycle – including possible 0.50-percentage-point rate increases and an accelerated quantitative tightening (QT) program – would be necessary to control inflation. Equally, the curve inversion discussion and persistent supply chain issues (exacerbated by the Russia-Ukraine war and sanctions) raised questions about the sustainability of the economic recovery. Heightened social unrest and political uncertainty from elections in the US, France, and elsewhere, added to the overall tone of greater investor weariness.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Limited-Term Bond Fund’s Class I shares fell 2.76%. The Fund’s Class A shares declined 2.95% at net asset value and declined 5.35% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Fund’s benchmark, Bloomberg 1-3 Year US Government/Credit Index, fell 2.91%. Complete annualized performance for Delaware Ivy Limited-Term Bond Fund is shown in the table on page 83.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

The Fund’s portfolio came under pressure during the fiscal year as short-term rates increased. The 5-year US Treasury yield rose about 120 basis points while the 2-year Treasury increased about 180 basis points during the fiscal year (a basis point equals one hundredth of a percentage point).

The impact of higher rates across the yield curve detracted from the Fund’s absolute performance. This led to the Fund’s negative return for the fiscal year but generally did not affect the Fund’s relative performance given a neutral duration and modestly beneficial yield curve positioning to 5-year versus 2-year maturities. We reduced the Fund’s portfolio duration to neutral early in the reporting period. The fiscal year ended with a more volatile tone for spread sectors, resulting in net underperformance as sector returns were mixed, with investment grade exposure detracting from performance and high yield adding to it.

We retained an overweight to investment grade corporates in an effort to create an income advantage but reduced the exposure by 9 percentage points during the first quarter of 2022 to reflect our expectation for greater volatility. The reduced overweight detracted from performance as investment grade corporate spreads widened. As is typical in risk-off environments, BBB-rated securities underperformed, with large issuers such as Verizon Communications Inc. and AT&T Inc. modestly underperforming in a high-issuance environment. Similarly, large financial issuers such as JPMorgan Chase & Co. and The Goldman Sachs Group Inc. modestly detracted from the Fund’s performance under pressure of record issuance at the start of the year. The Fund continues to hold all four issuers given their fundamentals, liquidity, and valuations.

An out-of-benchmark allocation to high yield corporate bonds contributed to relative returns, as it was one of the better-performing fixed income asset classes. Within high yield, we were primarily focused on higher-quality issues, specifically BB-rated securities, with an emphasis on industrials. This included Occidental Petroleum Corp., an independent oil company, and Darling Ingredients Inc., a food and beverage company.

Other portfolio positions had a more marginal impact on performance as spreads ebbed and flowed. The modest negative effect from out-of-benchmark agency mortgage-backed securities (MBS) was offset by an overweight to better-performing asset-backed securities (ABS).

During the fiscal year, the Fund used Treasury futures, primarily to manage yield curve risk. The use of derivatives added slightly more than 0.50% to the Fund’s performance for the fiscal year.

From a human perspective, the balance of 2022 is likely to bring more sadness as Russia shifts gears in Ukraine, leaving behind atrocities and focuses on saving face. The economic consequences are hard to handicap beyond recognizing the opacity of the next 6-12 months. We believe the story that will consume markets remains the synchronous tightening cycle across developed and emerging economies aimed at stemming inflation. The old adage that the Fed has engineered most recessions remains true, in our view, and the yield curve’s flirting with inversion will likely keep the “will they, won’t they” dialogue about the Fed’s ability to deliver a soft landing alive throughout the year.

It is, however, important to consider the differences between now and the Volker era – the transparency gospel means fewer surprises for markets and, even more, markets are eager to see central banks focused on inflation.Further, the key interest rate lever, the 10-year Treasury, has already risen some 2% since the pandemic lows and nearly 1% since the start of the year.Put differently, markets have done the heavy lifting already, by tightening for the Fed, as evidenced by mortgage rates rising to 4.9% from 3.3% in three months.As a result, the scope for significant further increases in long-term interest rates has diminished. From a risk market perspective, the era of government intervention, fast markets, and heightened potential for exogenous events will likely bring continued volatility, even if credit and consumer fundamentals remain relatively healthy at this stage.

Portfolio management reviews

Delaware Ivy Managed International Opportunities Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Managed International Opportunities Fund (Class I shares)	1-year return	-7.08%
Delaware Ivy Managed International Opportunities Fund (Class A shares)	1-year return	-7.34%
MSCI ACWI (All Country World Index) ex USA Index (net) (benchmark)	1-year return	-1.48%
MSCI ACWI (All Country World Index) ex USA Index (gross) (benchmark)	1-year return	-1.04%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Managed International Opportunities Fund, please see the table on page 87.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 89 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees of the Ivy Funds approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) as a sub-advisor. In addition, the Board approved the appointment of the portfolio manager team of Stefan Löwenthal and Jürgen Wurzer of MIMAK to join Aaron D. Young of Delaware Management Company (DMC) as Fund portfolio managers. All changes took effect on or about November 15, 2021.

Market review

The trailing fiscal year provided a volatile mix of returns across asset classes. The second through fourth quarters of 2021 continued the trend of strong returns for risky assets during this economic cycle, especially in the US and Europe. Fixed-income markets posted gains as the US Federal Reserve maintained loose monetary policy, which kept yields and corporate credit spreads relatively stable. Markets experienced some volatility in late summer when the Chinese government set regulatory measures in the technology and real estate sectors, which, together with the turbulence surrounding the real estate giant Evergrande, caused setbacks, particularly in emerging markets. In the US, continued strong corporate earnings results and positive economic data, together with monetary and fiscal stimulus, drove stocks higher in the fourth quarter of 2021, with some indexes reaching all-time highs.

Unfortunately, much of these gains were erased during an extremely volatile beginning of calendar year 2022 that saw significant declines in January and February across both equity and fixed-income markets, somewhat mitigated by a rebound in March. Many factors contributed to the sudden change in risk appetite. The Fed reset market expectations for tighter monetary policy and an end to its quantitative easing program, which it began tapering in the fourth quarter of 2021 in the face of increasingly strong inflation data and tighter conditions in the labor market.

In addition to inflation and related tighter monetary policy, Russia’s troop buildup on the border with Ukraine was a key driver of negative market sentiment. Following Russia’s invasion, and the subsequent unprecedented sanctions (including a freeze on Russian central bank reserves, oil sanctions, and a trading ban on Russian financial stocks), commodity prices squeezed higher, yields rose sharply, corporate bond spreads widened, and equities experienced a significant draw-down in early 2022. Government bonds were briefly in demand as a safe haven, but quickly resumed their downward trend as market participants priced in more rate hikes as the Fed communicated its intention to continue increasing rates to combat inflation.

Despite this backdrop, equities began a sudden recovery from oversold levels, finding support from negative extremes in both sentiment and positioning. The subsequent rally in March partially mitigated prior losses in the quarter. Due to this recovery and strong performance in the prior three quarters of 2021, equities ended the 12-month period with strong returns. However, these equity gains were still offset by losses in fixed-income markets as higher yields resulted in lower prices for bonds.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Managed International Opportunities Fund underperformed its benchmark, the MSCI ACWI ex USA Index (net). The Fund’s Class I shares declined 7.08%. The Fund’s Class A shares fell 7.34% at net asset value and 10.55% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 1.48%. For complete, annualized performance of Delaware Ivy Managed International Opportunities Fund, please see the table on page 87.

The recent environment for international equities has been extremely challenging. The Fund’s Class I shares posted a -7.08% return during the fiscal year, underperforming the benchmark return of -1.48% in the period. Fund performance reflected the mix of returns in the underlying funds and their allocation weightings. Emerging market returns were especially challenged during the period, and the primary detractor of relative performance was Delaware Ivy Systematic Emerging Markets Equity Fund. Delaware Ivy Systematic Emerging Markets Fund was down approximately 19% for the fiscal year; an overweight allocation to Russian securities detracted from the Fund’s performance. Following the invasion of Ukraine, the US and other developed market countries imposed strict sanctions on Russia and several Russian companies. While Delaware Ivy Systematic Emerging Markets Fund did not own any sanctioned companies, most Russian securities sold off precipitously as markets closed and liquidity dried up. Other detractors were Delaware Ivy International Value Fund, Delaware Ivy International Small Cap Fund, and Delaware Ivy International Core Equity Fund. Contributors to relative performance during the period were Delaware Ivy Global Growth Fund and Delaware Ivy Global Equity Income Fund.

The Fund ended the period with the following asset allocation targets: 45% to Delaware Ivy International Core Equity Fund; 25% to Delaware Ivy Systematic Emerging Markets Equity Fund; 15% to Delaware Ivy International Value Fund; 10% to Delaware Ivy Global Equity Income Fund; and 5% to Delaware Ivy International Small Cap Equity Fund. This allocation is intended to deliver to shareholders a well-diversified portfolio of international and global equities within a risk-managed asset allocation framework.

Portfolio management reviews

Delaware Ivy Mid Cap Growth Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Mid Cap Growth Fund (Class I shares)	1-year return	-1.56%
Delaware Ivy Mid Cap Growth Fund (Class A shares)	1-year return	-1.90%
Russell Midcap® Growth Index (benchmark)	1-year return	-0.89%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Growth Fund, please see the table on page 90.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 92 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On November 15, 2021, Bradley P. Halverson was added as an additional portfolio manager.

Market review

We believe investors are stuck trying to find direction in what appears to be a directionless, rotational market. As we come to grips with the notion of living in perpetuity with the threat of emerging and re-emerging pandemics, it is evident to us that the population will not accept another shutdown on a global scale. Within the capital markets in the first quarter of 2022, investors continued to reprice those companies that were believed to have benefited unduly from the shut-ins. Several themes that played out during the pandemic were unwound in the fourth quarter of 2021, and continued into the first quarter of 2022, right-sizing some stock valuations given those companies’ fundamentals, while creating opportunities for investment in others that did not deserve the magnitude of the sell-off they experienced. Companies in many industries struggled to maintain inventories throughout the pandemic, as demand rose with consumer spending patterns shifting significantly from services to goods. Both 2021 and 2022 witnessed a shift back toward more normal spending patterns, as those companies began to rebuild inventories with supply production back online after mandated shut-downs – but at what cost? As inflationary pressure increased globally, input costs like materials, energy, and wages increased, creating stress on company margins.

Furthermore, we believe the movement of inflation expectations from transitory to foundational has created even broader uncertainty in investors’ minds. Not only had the longer-term effects of the pandemic continued to weigh on the market, but Russia invaded Ukraine in late February. Among the many concerns the invasion has introduced was the rising price of oil, since Russia is a significant producer on the global stage. We think the US Federal Reserve now has a justified reason to be hawkish in its comments, as well as proper justification to back those comments with short-term interest rate increases. The number of rate increases and the overall effectiveness of those increases are now at the center of the debate. Many question if the Fed is moving too late to have the desired effect of controlling inflation while allowing for economic growth. Or, will the need to raise rates more dramatically than previously expected create a stagflationary environment with sluggish growth and rising inflation? As the market weighs these prospective outcomes, volatility abounds, and a clear direction has been hard to find.

Despite all these issues, the US economy has shown significant growth. Employment, while not yet to pre-pandemic levels, appears healthy, and we think strong wage growth, while fueling inflation, should continue to support consumer spending. And while company margins are beginning to come under pressure due to higher input costs, profits have continued to remain strong, with demand more than offsetting costs.

In regard to US mid-cap growth companies, the Russell Midcap Growth Index, the Fund’s benchmark, began calendar year 2022 with a drop of more than 20% before rebounding to 12.58% for the fourth quarter of the Fund’s fiscal year - further evidence of the lack of direction of any coordinated market drivers. One would think that with all the uncertainties in the market, higher quality companies would outperform. In that quarter, higher return on investment companies did outperform lower, but companies with lower leverage underperformed those with higher leverage, and there was no real distinction in performance between profitable and unprofitable companies. To give further context, the benchmark and the Russell Midcap® Value Index were nearly identical in total returns from the beginning of the Fund’s fiscal period through the end of 2021, while the value index outperformed the growth index by 10.76% in the first quarter of 2022. In an environment with so many macroeconomic uncertainties, lower cost mid-cap stocks have historically not outperformed quality growth.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Mid Cap Growth Fund underperformed its benchmark, Russell Midcap Growth Index. The Fund’s Class I shares declined 1.56%. The Fund’s Class A shares fell 1.90% at net asset value (NAV) and 5.34% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark declined 0.89%. For complete annualized performance of Delaware Ivy Mid Cap Growth Fund, please see the table on page 90.

Stock selection was the most meaningful strength for the fiscal year, contributing 104 basis points (bps), making up for the -81 bps of relative performance from sector allocation. (A basis point equals one hundredth of a percentage point.) This is the focus of the strategy – a high active share fund constructed of profitable companies with durable business models for the long term – and we remain encouraged that stock selection continues to drive performance. With the litany of uncertainties presented in the macro environment, we remain vigilant in our fundamental research, maintaining a relatively concentrated portfolio of profitable, lower-debt companies that can potentially grow throughout a market and economic cycle. Sector overweight and underweight positions are primarily a by-product of bottom-up (stock-by-stock) selection, with notable overweight positions in healthcare, financials and industrials and notable underweights in consumer discretionary, information technology, real estate, and energy. The overweight to financials and industrials was additive to relative performance, while the underweight to energy was the primary driver of relative sector allocation underperformance.

Information technology (IT) remains the largest sector allocation in both the Fund and the benchmark, and both our underweight and stock selection detracted from relative performance. Interestingly, while IT was a relative detractor, three of our five strongest-performing stocks for the period were in this sector: Arista Networks Inc., Marvell Technology Inc., and Monolithic Power Systems Inc., all of which are still held in the Fund’s portfolio at the end of the measurement period. Arista was the leading contributor, demonstrating the ability to navigate supply side issues for its cloud-based routing platforms and switches. However, software names that initially benefited from the work from home environment experienced a significant valuation retrenchment that far outpaced that of the benchmark. DocuSign and Five9 Inc. were two such names in the Fund’s portfolio. DocuSign, a company that facilitates and automates data workflow by allowing individuals to sign almost anything electronically, benefited substantially from the pull forward of earnings and expectations that the work from home environment created. With the reopening of many offices and the normalization of work processes toward pre-pandemic norms, DocuSign faced tough earnings comparisons as well as negative sentiment on the need for e-signature capabilities. We initiated our position in 2018, well before the pandemic, and have chosen to add to our position during the drawdown, believing in the fundamentals, management, and long-term opportunity for the company. Five9 is a similar situation – a cloud software company providing organization communication touchpoints for call centers. We have added to our position since we think Five9 has been oversold based on pandemic expectations. We believe in Five9’s long-term outlook, software platform, and management team.

Healthcare, the second-largest sector allocation in the benchmark and a notable overweight in the Fund, was the strongest relative contributor to performance over the measurement period. DexCom Inc., a medical devices company, is at the forefront of continuous glucose monitoring (CGM) used by individuals with diabetes. It is the largest holding in the Fund’s portfolio as of March 31, 2022. We have invested in DexCom since 2018 and believe not only in the CGM devices and software, but also in the strength of its management team to execute as competitors enter the market. We are positive on the healthcare space, with an eye toward those innovative companies that have distinct products and/or a platform for delivering multiple therapeutics coupled with what we view as having sustainable balance sheets and quality management teams.

While the industrials sector is the third-largest sector weighting in the Fund’s portfolio, it delivered a negative relative contribution to performance based on stock selection, over half of which is attributable to CoStar Group, a software and data provider for the commercial real estate sector and related-business communities. We have held CoStar in the portfolio since 2014 and, as of March 31, 2022, it is the third-largest position. We believe CoStar has dynamic leadership and a demonstrated success rate in commercial real estate. The stock sold off in the measurement period when the company’s management took steps toward empowering the consumer in the residential real estate market, as they have done in commercial real estate. We again used the drawdown in stock price to add to our position in CoStar.

Portfolio management reviews

Delaware Ivy Mid Cap Growth Fund

While the energy sector is a small allocation to the benchmark, we have had and continue to have no exposure in this sector, which negatively affected relative returns, the second-largest sector detractor for the measurement period. We have long been wary of the energy sector, where, in our opinion, companies have tended to spend with reckless, cyclical abandon, and not for the longer-term viability and profile of their businesses. Recently, however, there has been an interesting change in that dynamic, as shareholders have spoken, and managements have listened to the desire for more capital discipline. We are working on potential names for the Fund’s portfolio but have yet to enter any positions of note at this time.

Finally, we used derivatives as a form of active defense alongside our quality long position bias, in lieu of raising cash. We work diligently with our derivatives team to identify put and call combinations that will appropriately hedge against downside market moves, while maintaining positions in companies that we believe may be affected by short-term market sentiment but continue to have what we view as excellent long-term upside potential. We aim to remain investors in our holdings, not traders in cyclical fads.

Portfolio management reviews

Delaware Ivy Mid Cap Income Opportunities Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Mid Cap Income Opportunities Fund (Class I shares)	1-year return	+6.05%
Delaware Ivy Mid Cap Income Opportunities Fund (Class A shares)	1-year return	+5.71%
Russell Midcap® Index (benchmark)	1-year return	+6.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 93.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 95 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On November 15, 2021, Bradley P. Halverson was added as an additional portfolio manager.

Market review

In reflection, the series of notable global events over the past two years may be unmatched for many years to come. The list includes: 1) a global pandemic, 2) an unrivaled fiscal and monetary response, 3) a significant shift in spending from services to goods, 4) a fragile supply chain that struggled to keep up with demand, 5) a secular shift in “office”-related work, 6) a generational inflationary environment, 7) a central bank pivot toward tightening, and 8) an invasion of Ukraine by Russia. While volatility has been heightened, the overall equity markets digested these events well and we are writing about another year of equity market gains.

As the period began, vaccine inoculations in the US had migrated from the most at-risk populations toward broader, normal-risk populations, providing optimism the COVID-19 virus would be a thing of the past. Unfortunately, the virus mutated, causing various waves of infections while the world’s population was left learning the Greek alphabet to keep up with the variants. Each wave brought with it negative economic outcomes, from businesses scrambling to find available labor to delaying the full opening of the economy. We believe we are now on the backside of the virus’s impact on the developed world’s population, but it remains a key potential negative variable for future economic growth.

We have been amazed at the haste at which the US government provided much needed liquidity and capital to the economy. Demand for goods soared with the substantial monetary growth and limited outlets to spend. As supply chains struggled to keep up with demand and critical components fell in short supply, inflation began to accelerate. The US Federal Reserve coined the term “transitory” to describe the bottlenecks in labor and supply chains, causing the central bank to respond slowly to the increasing inflation. However, the Fed has since made a stark reversal and a tightening cycle has begun. The Fed appears resolved in its desire to combat inflation, so our expectation is for multiple hikes in the federal funds rate through the coming calendar year.

Despite all the discussed pressures, the US economy generated significant growth over the preceding calendar year. Employment, while yet to reach pre-pandemic levels, is on a trajectory to reach those levels shortly. Wage growth, while negatively feeding inflation, is at very strong levels, potentially supporting consumer spending growth. Corporate profits have remained robust, with strong demand more than offsetting the cost environment. Given all the potential negative outcomes from the litany of potential detractors, the economy and the stock market remained strong.

The Russell Midcap Index, the Fund’s benchmark, rose with strong appreciation into November and then a sell-off coincided with the Omicron strain and the Fed signaling less monetary accommodation. The benchmark was paced by robust gains in the energy sector, with oil prices nearly doubling through the fiscal year while the materials and real estate sectors both returned greater than 20%. The communications services sector was the negative standout,

Portfolio management reviews

Delaware Ivy Mid Cap Income Opportunities Fund

contracting nearly 25% in the fiscal year. The consumer discretionary sector also generated negative returns in the benchmark. Industrials, information technology, and healthcare all produced positive returns but trailed the benchmark’s gain.

Reversing the prior couple fiscal years of total return, the strongest performance within the benchmark came from the lower margin, slower growing, least valued companies, driving strong relative performance of the value cohort versus growth constituents. The environment greatly favored dividend payers, which is a positive for our strategy, despite a strong move higher in interest rates.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Mid Cap Income Opportunities Fund gained, although it underperformed its benchmark, the Russell Midcap Index. The Fund’s Class I shares gained 6.05%. The Fund’s Class A shares increased 5.71% at net asset value and 1.99% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 6.92%. For complete, annualized performance of Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 93.

The Fund’s objective is to assemble a portfolio of meaningful dividend-paying companies that have the wherewithal and desire to grow that dividend by a consequential amount over a medium-term time horizon. The deployment of this strategy is a constant for us regardless of the economic environment or investor “flavor of the day.” Our desire to generate current income and provide a path to capital appreciation is as strong today as it was when we launched the Fund in 2014.

Dividend income produced 2.4% of performance during the fiscal year, the lowest such contribution since we began managing the Fund. We believe this was the result of a strongly appreciating stock market and company managements remaining cautious on capital return during the pandemic. We expect a significant acceleration in dividend increases over the next couple of years, given what we consider to be the favorable financial positions of many of our holdings. Sector allocation decisions were a decisive negative; however, strong stock selection offset that pressure. The cash position in the Fund was a headwind in the upward sloping stock market.

The financials sector provided a solid relative contribution with both strong allocation benefits from a large overweight position in this outperforming sector and positive stock selection. Ares Management Corp. and Arthur J. Gallagher & Co. were the strongest contributors. Ares is a private equity company focused primarily on private debt markets. The company has seen significant opportunities and growth from the underlying strength in private markets. Management has a strong commitment to funding a meaningful, sustainable dividend and a roadmap for sizable dividend increases. Gallagher is an insurance broker with a long history of paying and growing the company’s dividend. The outperformance during the fiscal year can be attributed to a strong pricing environment within the insurance industry. We believe the ingredients for the positive pricing environment remain in place and expect the company to remain a key beneficiary.

Lack of ownership within the communications service sector was a significant contributor to Fund performance during the fiscal year. This group was “ground zero” for some of the companies that benefited from the changes that took place during the heights of COVID-19 and have since struggled to compound growth at a similar rate.

We had strong returns in most of our industrials sector stocks. nVent Electric PLC, an electrical products company, generated strong returns as the company saw demand for its products and was able to pass on raw material costs through pricing at a faster rate than many of its industrial peers. Watsco Inc., an HVAC distributor, also experienced outperformance. Demand for residential equipment was robust while supply was constrained, creating a favorable environment for Watsco to capture market share and expand margins. These two stocks help to offset weakness in Stanley Black & Decker Inc., which struggled due to higher raw material costs and difficultly sourcing critical inputs, particularly semiconductors.

The largest headwind to performance came from the benchmark’s exceptional returns in the energy sector. The sector has experienced an astonishing appreciation as oil prices nearly doubled over the fiscal year. A strong economic recovery, a constrained supply environment, and a global threat premium sparked by the Russian invasion of Ukraine all contributed to the upside in energy-related commodities. We have become less involved in this sector over time given what we believe is a checkered history in continuity of dividend payments. Our holding in energy, Rattler Midstream LP, was unable to keep pace with the more commodity levered companies despite strong appreciation in the stock.

The materials sector was also an opportunity cost for the Fund. Despite the Fund’s overweight positioning within this outperforming sector, our securities were unable to keep pace with the sector overall.

RPM International Inc., a specialty coatings manufacturer, struggled to keep up with demand due to raw material shortages, particularly in its paint business, and experienced margin compression from input cost escalation. We think the company will be able to recapture its margins over time, as it has done multiple times throughout history. A similar environment drove underperformance for Avery Dennison Corp. during the fiscal year, particularly late in the period. Supply of paper, particularly in Europe, has been difficult due to a strike at a major plant. This has increased the raw material costs for the company. We believe this is a transient event and do not expect to make a portfolio change with this name.

The consumer staples sector was another sizable underperforming sector for the Fund during the fiscal year. We were overweight this outperforming sector, but weak stock selection negated the sector allocation benefit. Most of the underperformance can be attributed to our ownership of The Clorox Co., which struggled to manage its cost structure through the exceptional demand environment that began with the onset of COVID-19. Management has since increased the company’s production capacity, and with demand trends sustaining at above pre-pandemic levels, we believe Clorox can generate significantly higher earnings power. This belief, coupled with a strong and growing dividend, has kept us involved in the company.

Portfolio management reviews

Delaware Ivy Municipal Bond Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Municipal Bond Fund (Class I shares)	1-year return	-4.96%
Delaware Ivy Municipal Bond Fund (Class A shares)	1-year return	-5.09%
Bloomberg Municipal Bond Index (benchmark)	1-year return	-4.47%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Municipal Bond Fund, please see the table on page 96.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Class I shares and Class A shares reflect the reinvestment of all distributions.

Please see page 98 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide the level of current income consistent with preservation of capital and that is not subject to federal income tax.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the portfolio manager team of Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden of Delaware Management Company as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. All changes took effect on or about November 15, 2021.

Market review

During the Fund’s fiscal year ended March 31, 2022, the US economy continued to bounce back from its sharp decline at the start of the pandemic in early 2020, benefiting as states and municipalities reopened their economies.

When the fiscal year began in spring 2021, COVID-19 vaccines, still relatively new, promised to lower virus cases and hospitalization rates while boosting economic growth. New variants of the coronavirus, however, complicated the picture. First, in the summer and fall, came the Delta variant. Then, in late 2021 and early 2022, fast-spreading Omicron emerged, though the variant proved less likely than prior ones to lead to worst-case health outcomes.

Despite these multiple coronavirus waves, the US economy had strong growth this fiscal year. In the second quarter of 2021, the country’s gross domestic product (GDP) – a measure of national economic output – expanded by an annualized 6.7%. In the following quarter, US GDP growth slowed to 2.3%, as the Delta variant alongside supply chain concerns weighed on economic activity. By the year’s final quarter, however, national growth reached an estimated 6.9%. Robust consumer and business spending drove the increase, even with rising Omicron cases, a sharp pickup in inflation and expectations for several US Federal Reserve interest rate hikes. In all, the US economy grew by 5.7% in 2021, the country’s strongest growth for any calendar year since 1984.

As the economy continued to expand, the employment situation similarly improved throughout the fiscal year. The US jobless rate began this 12-month time frame at 6.0% but fell steadily, and by March it had reached 3.6% – the lowest level seen since before the start of the pandemic.

As inflation accelerated, the Fed signaled it would raise interest rates off their historic lows. In March 2022, the Fed raised its benchmark short-term interest rate – the federal funds rate – by a quarter percentage point. This was the central bank’s first rate increase since late 2018. The Fed also clarified that multiple additional interest rate increases were likely to follow in 2022.

Overall, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -4.47% for the fiscal year ended March 31, 2022. That decline came amid sharply rising interest rates in the first quarter of 2022.

Investors experienced two very different sets of market conditions during the Fund’s fiscal year. For roughly its first three quarters, municipal bonds benefited from a favorable technical backdrop –

robust demand for tax-exempt debt alongside constrained supply. Investors’ continued confidence in issuers’ underlying credit quality, ample fiscal stimulus from the federal government, higher-than-anticipated state and local tax collections, and expectations for higher future tax rates all boosted municipal bonds during this time frame. With interest rates remaining low during this span, longer-dated, lower-rated municipal bonds were especially in demand, due to their higher yields.

From late 2021 through the rest of the measurement period, market conditions shifted, as the Fed pivoted from seeing inflation as transitory to acting aggressively to slow rising prices. Meanwhile, concern about the worsening war in Ukraine added further uncertainty to the global economic environment. As rates in the US rose and investors expected more Fed rate hikes to come, the demand for municipal bonds steadily declined, which led to a less favorable technical backdrop for the asset class.

For the full fiscal year, yields on tax-exempt bonds rose, while the municipal yield curve flattened (indicating that rates on shorter-term bonds rose more than on longer-dated bonds). Bonds with shorter maturities generally outperformed their intermediate- and longer-dated counterparts, while lower-rated bonds tended to outpace higher-quality issues.

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended March 31, 2022.

Returns by maturity
1 year	-1.51%
3 years	-3.31%
5 years	-4.48%
10 years	-4.79%
22+ years	-5.30%

Returns by credit rating
AAA	-4.84%
AA	-4.59%
A	-4.23%
BBB	-3.85%

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Municipal Bond Fund posted negative returns and underperformed its benchmark, the Bloomberg Municipal Bond Index. The Fund’s Class I shares fell 4.96%. The Fund’s Class A shares declined 5.09% at net asset value (NAV) and 7.42% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark fell 4.47%. For complete, annualized performance of Delaware Ivy Municipal Bond Fund, please see the table on page 96.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

When we began managing the Fund in fall 2021, our priority was to position the portfolio more similarly to the other Delaware municipal bond funds we oversee.

For all these funds, we pursue a consistent approach regardless of the market backdrop. Our strategy entails a bottom-up investment approach, meaning we rely on our team’s thorough credit research to choose bonds on an issuer-by-issuer basis. We regularly seek tax-exempt bonds that offer the Fund’s shareholders what we see as an attractive trade-off between return opportunity and risk.

We tend to maintain relatively less exposure to highly rated, lower-yielding bonds by pursuing this approach. Instead, we prefer to overweight bonds with lower investment grade or below investment grade credit ratings and solid underlying credit quality, in our opinion. We prefer to own lower-rated issues because we believe they provide the Fund with greater opportunity to add long-term value for shareholders.

Upon taking over the Fund, we determined the portfolio was underrepresented in the types of higher-yielding, lower-rated issues we regularly favor. The Fund initially had little to no exposure to below investment grade bonds, whereas the prospectus allows up to 20% of the Fund’s assets to be invested in such credits.

We thus began to bring this Fund’s credit exposure more in line with those of the others we manage. Initially, we sold some highly rated bonds in the portfolios and used the proceeds, along with available cash, to buy some highly liquid, lower-rated names. For example, we added positions in Puerto Rico sales tax bonds and Buckeye (Ohio) tobacco-securitization bonds, both of which are widely available in the tax-exempt bond marketplace.

Soon after taking over the Fund, we sold certain holdings that our analysts found had unattractive credit quality. We then reinvested the proceeds in bonds we believed provided our shareholders with a better risk-reward trade-off. Because we sold these bonds in late 2021 amid strong demand for municipal debt, we were able to do so at favorable valuations.

In the first quarter of 2022, the market’s sharp selloff provided an opportune time for us to further adjust the portfolio. As interest rates and bond yields rose and credit spreads widened, we encountered various opportunities to initiate tax-loss swaps. With this strategy, we

Portfolio management reviews

Delaware Ivy Municipal Bond Fund

exchanged lower-yielding bonds for higher-yielding ones, thus improving the Fund’s income profile while also incurring tax losses that can be applied to future gains.

The strongest individual performer for the Fund was Government Development Bank for Puerto Rico general obligation bonds. These securities, issued as part of the US territory’s financial restructuring, gained about 3% during our management period, benefiting from its high income and improving credit quality as the commonwealth emerged from bankruptcy protection.

Our next-strongest-performing investment, bonds for Coastal Academy in Oceanside, California, managed only flat performance – although that result was still considerably better than the index return of about -4%. These charter school bonds benefited from their high income and near-term call date, which kept their value close to par despite the rising-interest-rate environment.

Given rising interest rates, bonds with higher durations (more interest-rate sensitivity) were particularly weak performers for the Fund. For example, University of Texas bonds returned -16%, while zero-coupon Palomar Health (California) healthcare bonds returned -15%.

Portfolio management reviews

Delaware Ivy Municipal High Income Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Municipal High Income Fund (Class I shares)	1-year return	-1.16%
Delaware Ivy Municipal High Income Fund (Class A shares)	1-year return	-1.44%
Bloomberg Municipal Bond Index (benchmark)	1-year return	-4.47%
Bloomberg High-Yield Municipal Bond Index (former benchmark)	1-year return	-1.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Municipal High Income Fund, please see the table on page 99.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Class I shares and Class A shares reflect the reinvestment of all distributions.

Please see page 101 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company (DMC) and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the portfolio manager team of Gregory A. Gizzi, Stephen J. Czepiel, and Jake van Roden of Delaware Management Company as Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

During the Fund’s fiscal year ended March 31, 2022, the US economy continued to bounce back from its sharp decline at the start of the pandemic in early 2020, benefiting as states and municipalities reopened their economies.

When the fiscal year began in spring 2021, COVID-19 vaccines, still relatively new, promised to lower virus cases and hospitalization rates while boosting economic growth. New variants of the coronavirus, however, complicated the picture. First, in the summer and fall, came the Delta variant. Then, in late 2021 and early 2022, fast-spreading Omicron emerged, though the variant proved less likely than prior ones to lead to worst-case health outcomes.

Despite these multiple coronavirus waves, the US economy had strong growth this fiscal year. In the second quarter of 2021, the country’s gross domestic product (GDP) – a measure of national economic output – expanded by an annualized 6.7%. In the following quarter, US GDP growth slowed to 2.3%, as the Delta variant alongside supply chain concerns weighed on economic activity. By the year’s final quarter, however, national growth reached an estimated 6.9%. Robust consumer and business spending drove the increase, even with rising Omicron cases, a sharp pickup in inflation, and expectations for several US Federal Reserve interest rate hikes. In all, the US economy grew by 5.7% in 2021, the country’s strongest growth for any calendar year since 1984.

As the economy continued to expand, the employment situation similarly improved throughout the fiscal year. The US jobless rate began this 12-month time frame at 6.0% but fell steadily, and by March it had reached 3.6% – the lowest level seen since before the start of the pandemic.

As inflation accelerated, the Fed signaled it would raise interest rates off their historic lows. In March 2022, the Fed raised its benchmark short-term interest rate – the federal funds rate – by a quarter percentage point. This was the central bank’s first rate increase since late 2018. The Fed also clarified that multiple additional interest rate increases were likely to follow in 2022.

Overall, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -4.47% for the fiscal year ended March 31, 2022. That decline came amid sharply rising interest rates in the first quarter of 2022.

Portfolio management reviews

Delaware Ivy Municipal High Income Fund

Investors experienced two very different sets of market conditions during the Fund’s fiscal year. For roughly its first three quarters, municipal bonds benefited from a favorable technical backdrop – robust demand for tax-exempt debt alongside constrained supply. Investors’ continued confidence in issuers’ underlying credit quality, ample fiscal stimulus from the federal government, higher-than-anticipated state and local tax collections, and expectations for higher future tax rates all boosted municipal bonds during this time frame. With interest rates remaining low during this span, longer-dated, lower-rated municipal bonds were especially in demand, due to their higher yields.

From late 2021 through the rest of the measurement period, market conditions shifted, as the Fed pivoted from seeing inflation as transitory to acting aggressively to slow rising prices. Meanwhile, concern about the worsening war in Ukraine added further uncertainty to the global economic environment. As rates in the US rose and investors expected more Fed rate hikes to come, the demand for municipal bonds steadily declined, which led to a less favorable technical backdrop for the asset class.

For the full fiscal year, yields on tax-exempt bonds rose, while the municipal yield curve flattened (indicating that rates on shorter-term bonds rose more than on longer-dated bonds). Bonds with shorter maturities generally outperformed their intermediate- and longer-dated counterparts, while lower-rated bonds tended to outpace higher-quality issues.

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended March 31, 2022.

Returns by maturity
1 year	-1.51%
3 years	-3.31%
5 years	-4.48%
10 years	-4.79%
22+ years	-5.30%

Returns by credit rating
AAA	-4.84%
AA	-4.59%
A	-4.23%
BBB	-3.85%

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Municipal High Income Fund declined, although it outperformed its benchmark, the Bloomberg Municipal Bond Index. The Fund’s Class I shares fell 1.16%. The Fund’s Class A shares declined 1.44% at net asset value (NAV) and 3.92% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark fell 4.47%. For complete, annualized performance of Delaware Ivy Municipal High Income Fund, please see the table on page 99.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

When we began managing the Fund in fall 2021, our priority was to position the portfolio more similarly to the other Delaware municipal bond funds we oversee.

For all these funds, we pursue a consistent approach regardless of the market backdrop. Our strategy entails a bottom-up investment approach, meaning we rely on our team’s thorough credit research to choose bonds on an issuer-by-issuer basis. We regularly seek tax-exempt bonds that offer the Fund’s shareholders what we see as an attractive trade-off between return opportunity and risk.

We tend to maintain relatively less exposure to highly rated, lower-yielding bonds by pursuing this approach. Instead, we prefer to overweight bonds with lower investment grade or below investment grade credit ratings and solid underlying credit quality, in our opinion. We prefer to own lower-rated issues because we believe they provide the Fund with greater opportunity to add long-term value for shareholders.

Upon taking over this Fund, we determined the portfolio was underrepresented in the types of higher-yielding, lower-rated issues we favor. For example, its below investment grade investment exposure was only about half of what we traditionally hold in our comparable high yield municipal bond funds.

We thus began to bring this Fund’s credit exposure more in line with the others we manage. Initially, we sold some highly rated bonds in the portfolio and used the proceeds, along with available cash, to buy some highly liquid, lower-rated names. For example, we added positions in Puerto Rico sales tax bonds and Buckeye (Ohio) tobacco-securitization bonds, both of which are widely available in the tax-exempt bond marketplace.

Soon after taking over the Fund, we sold certain holdings that our analysts found had unattractive credit quality. We then reinvested the proceeds in bonds we believe provided our shareholders with a better risk-reward trade-off. Because we sold these bonds in late 2021 amid strong demand for municipal debt, we were able to do so at favorable valuations.

In the first quarter of 2022, the market’s sharp selloff provided an opportune time for us to further adjust the portfolio. As interest rates and bond yields rose and credit spreads widened, we encountered various opportunities to initiate tax-loss swaps. With this strategy, we exchanged lower-yielding bonds for higher-yielding ones, thus improving the Fund’s income profiles while also incurring tax losses that can be applied to future gains.

The strongest individual performer for the Fund was Government Development Bank for Puerto Rico general obligation bonds. These securities, issued as part of the US territory’s financial restructuring, gained about 3% during our management period, benefiting from its high income and improving credit quality as the commonwealth emerged from bankruptcy protection. Our next-strongest-performing investment was Riverdale, Illinois general obligation bonds, which also gained 3%, benefiting from their high coupon and currently callable status.

Given rising interest rates, bonds with higher durations (more interest-rate sensitivity) were particularly weak performers for the Fund. Central Texas Regional Mobility Authority toll-road bonds (-19%) and Boston College higher education bonds (-19%) were significant laggards. In both cases, the issues were noncallable, while the Texas toll-road securities were zero-coupon bonds, factors that gave them added duration and made them more vulnerable to rising interest rates.

Portfolio management reviews

Delaware Ivy Securian Core Bond Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Securian Core Bond Fund (Class I shares)	1-year return	-3.55%
Delaware Ivy Securian Core Bond Fund (Class A shares)	1-year return	-3.95%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.15%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Securian Core Bond Fund, please see the table on page 102.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 104 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On March 3, 2022, the Board of Trustees of the Ivy Funds (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the appointment of affiliated sub-advisors of the Manager, Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) to provide portfolio management and trading services, as well as to share investment research and recommendations, to the Fund. Further, the Board approved changes to certain of the Fund’s investment policies, and approved a name change, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”).

Market review

The last three months of the fiscal year unfolded like a three-act play. Act 1 was the realization that inflation had gone vertical and was stickier than expected. Anxious investors priced in a stronger policy response, and volatility, and interest rates, rose. In Act 2, geopolitics took center stage, as the war in Ukraine destabilized markets and added further to inflation concerns, pushing market volatility higher. Finally, US Federal Reserve Chair Jerome Powell’s press conference led Act 3, and markets calmed as he reassured investors that the economy could handle inflation fighting. Whether or not policymakers can navigate slower growth while vigorously fighting inflation remains to be seen, in our view. Buyers may have gotten ahead of themselves as COVID-19, war, inflation, and slowing growth all remain very much in the mix.

Interest rates rose across the board and the yield curve flattened over the Fund’s fiscal year as investors priced in a more aggressive Fed. The two-year Treasury yield climbed 160 basis points (bps) to 2.34% while the 30-year Treasury yield increased over 50 bps to 2.45%, both ending the reporting period at a level last seen before the pandemic. (A basis point equals one hundredth of a percentage point.) Markets were jittery and performed poorly with most major asset classes declining. Commodities, one of the few asset classes to benefit from inflation, was the outlier with a positive total return of more than 25%. Higher rates caused fixed income to underperform stocks, despite rising fear. The S&P 500® Index total return ended the January-March quarter down a little more than 4.5%, recovering from correction territory (down more than 12%) in mid-March. This performance masked a big shift in leadership as higher rates eroded the value of future growth, and value stocks produced positive returns.

Although corporate earnings and economic growth ended calendar year 2021 on a strong note, we think 2022 is likely to be tougher. Full year revenue and earnings estimates have pushed higher despite spreading cost pressure and falling consumer incomes, adjusted for inflation. This sounds like a recipe for disappointment to us given a starting point that was well above average to begin with. Higher rates may also challenge valuations, compounding market challenges.

The good news is that the US economy faces these headwinds from a position of strong growth. Real gross domestic product (GDP) increased by 5.7% in calendar year 2021, the fastest rate since the mid 1980’s. While inflation has squeezed workers’ spending power, the jobs situation is the best in years. Savings, socked away during the pandemic, continue to support demand for key durables like housing and autos. We think that effect will likely wear off, however, a trend that higher interest rates will accelerate. The squeeze in real earnings is beginning to put the brakes on spending, and consumer confidence has suffered, as a result. Forecasted growth is still above normal, but projections have declined steadily, as inflation continues to surprise to the upside.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Securian Core Bond Fund declined, although it outperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Class I shares fell 3.55%. The Fund’s Class A shares declined 3.95% at net asset value and 6.38% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned -4.15%. For complete, annualized performance of Delaware Ivy Securian Core Bond Fund, please see the table on page 102.

The Fund benefitted from its interest rate exposure, which averaged less than that of the benchmark during the measurement period. The Fund also benefitted from its underweight exposure to mortgage-backed securities (MBS) and positive security selection in the non-agency collateralized mortgage obligation (CMO) and asset-based security (ABS) sectors. Some of that outperformance was offset by the allocation decisions to be overweight corporates and other structured securities sectors such as ABS and commercial mortgage-backed securities (CMBS). Negative security selection in the corporate sectors, particularly in industrials, also detracted from performance.

We sold a number of credit positions during the measurement period on concerns about rising market volatility and in response to steady outflows from the Fund. The Fund’s exposure to corporate bonds ended the reporting period at about 42.5%, down about 4.5% from the end of the fourth quarter of 2021 compared to the index weighting of 25%. The Fund’s largest overweight positions in terms of market weight are in electric utilities, transportation, energy, banks, and insurance. While we reduced our exposure to the airline space further, we are comfortable with our continued overweight exposure. All positions are secured by aircraft and the airlines in general have substantial liquidity, which should allow them to continue to participate in the recovery in air travel — even during an uneven recovery. The Fund’s energy exposure remains in midstream pipeline companies and refiners, with no direct exposure to volatile energy prices. The largest underweight positions from a market weight perspective in the corporate space are in information technology, capital goods, basic industry, and real estate investment trusts (REITs).

The Fund remains overweight non-Agency MBS, ABS, and CMBS, and underweight Agency MBS. We remain comfortable with the Fund’s overweight positions in the consumer-facing sectors of ABS, such as in the single-family rental space, and non-Agency MBS. We believe these structures will continue to be supported by a healthy, and growing, home-equity cushion, as well a healthy borrowing base, which has benefited from direct stimulus, a strong employment backdrop, and a continued rebound in the US economy.

The Fund’s overall exposure to interest rates in terms of duration was little changed during the reporting period and, at fiscal year end, we think the Fund remains positioned to potentially benefit from rising rates relative to its benchmark.

Historically the Fund’s exposure to derivatives has been confined to Treasury futures contracts. We utilize these futures contracts solely for the purpose of hedging the Fund’s interest rate exposures across the yield curve. Their use did not have a material impact on the Fund’s performance.

Jerome Powell continues to express confidence that the Fed can tighten monetary policy enough to slow inflation without tipping the economy into recession. Fed guidance, and market expectations, are for eight interest rate hikes this calendar year, which would put the Federal Funds rate at nearly 2.5% at year end.

It appears investors aren’t so sure that this process will go smoothly. The flattening curve indicates that buyers are pricing in an overshoot by the Fed and recession risk ahead. These concerns stem partly from a debate about the true underlying strength of the US economy. Investors continue to navigate noisy data distorted by continuing supply chain issues, COVID-19, and now, the war, among other factors. Inflation remains the biggest concern, both for growth and valuations. Monetary policy works on a lagged basis, and inflation itself will also act to temper demand as real earnings erode. In our opinion, the uncertain timing and magnitude of these effects create more downside than upside to current valuations.

Still, we think a recession in the next 12 months seems unlikely. Although we expect the Fed to be responsive to evolving data, we recognize that monetary policy is an imprecise tool, especially in the current environment. This certainly increases the risk of a misstep. Markets are likely to remain unsettled, in our view, as wary investors navigate the worrisome mix of tighter financial conditions, high inflation, and slowing growth. The Fed’s stronger tone in the later part of the Fund’s most recent fiscal quarter was welcome, but we think

Portfolio management reviews

Delaware Ivy Securian Core Bond Fund

volatility will probably persist until the “all clear” sounds on inflation and investors have more confidence.

We anticipate slower, but still above-trend growth in 2022. An agonizingly slow normalization of the US economy continues to present unique challenges to forecasters. New coronavirus variants continue to pop up, and supply chains are still out of whack. Another year of higher-than-normal investment and stronger imports should ease the supply situation, but Omicron may slow this process.

We believe consumer spending is likely to be robust as the continued overhang of unspent savings and investment gains propel growth. Even so, the handoff from public support to private employment isn’t complete. A lack of willing workers is a headwind, stemming from early retirements, lower immigration, and persistent pandemic effects. We expect the labor market to stabilize next calendar year, but with tighter conditions than the pre-pandemic balance. So far, companies have been able to push through price increases to maintain margins, but resultant inflation has been higher and more persistent than expected. While we aren’t too worried about a recession, we think weaker consumer sentiment and a tight labor market are likely to continue to pressure policymakers and employers.

As the pandemic wanes and labor and supply chain challenges resolve, we think inflation may likely fall. However, companies report they expect supply chain pressures to persist for now, confidence in pricing power is growing, labor is making gains, and housing effects will lag. These challenges have the potential to skew inflation risk to the upside. Despite these risks, rates may remain subdued. We think high levels of debt, an aging population, disruptive technological change, and concentrated wealth remain powerful forces. The present comfort with long-term rates near 2% at the end of the Fund’s reporting period reflects a belief that these impulses will dominate. However, de-globalization and supply chain rationalization, pressure to address climate change and inequality, and depressed levels of immigration present more serious structural challenges, in our opinion.

We think the combination of monetary tightening and high valuations may likely lead to volatility. The battle between longer term disinflationary secular trends and declining potential growth versus the hotter mix of easy financial conditions, populist policies, and the costs of climate mitigation may well be the persistent story. Like the Fed, we feel we need to be data driven and alert to the possibility that the inflation and rates regimes could change and be ready to adjust the Fund’s positioning accordingly.

Portfolio management reviews

Delaware Ivy Small Cap Growth Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Small Cap Growth Fund (Class I shares)	1-year return	-7.88%
Delaware Ivy Small Cap Growth Fund (Class A shares)	1-year return	-8.23%
Russell 2000® Growth Index (benchmark)	1-year return	-14.33%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Small Cap Growth Fund, please see the table on page 106.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 108 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

The market environment for small-cap growth was poor during the fiscal year ended March 31, 2022. Continuing a trend that began toward the end of the previous fiscal year, small-cap growth was the worst performing of the major Russell Indexes. The Russell 2000 Growth Index, the Fund’s benchmark, declined 14.33% for the fiscal year versus 3.32% gain in the Russell 2000® Value Index, a 14.98% gain in the Russell 1000® Growth Index, and a 0.89% decline in the Russell Midcap® Growth Index.

This was a reversal of the previous four-year upcycle for small growth versus small value. The set-up for small-caps was not favorable. Valuations of growth stocks hit record highs after a benign interest rate period that lasted four years but was clearly ending as inflation pushed the US Federal Reserve to raise rates. In addition, as the economy emerged from pandemic-induced shutdowns, the earnings power of cyclical, value-oriented companies was set to surge. In calendar year 2021, earnings growth of the aggregate Russell 2000 Growth Index was a respectable 40%, but that paled in comparison to the more-than-100% growth rate achieved by the Russell 2000 Value Index companies.

The double-whammy of valuation pressure from rising interest rates and disappointing relative earnings growth weighed heavily on small growth stocks. Most of the damage was done during the latter part of the fiscal year when the 10-year Treasury Bond yield went from 1.3% in early December 2021 to nearly 2.5% in late March 2022.

Within the Russell 2000 Growth Index for the fiscal year, energy, the strongest-performing sector, was an outlier, but was only a small weighting in the benchmark. The other sectors with positive performance included utilities, real estate investment trusts (REITs), materials, and financials – hardly the typical growth sectors of the US economy. As the fiscal year ended, however, the environment began to improve for growth stocks as the back end of the yield curve stabilized and fear of an economic slowdown began to affect cyclical stocks.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Small Cap Growth Fund declined, although it outperformed its benchmark, the Russell 2000 Growth Index. The Fund’s Class I shares declined 7.88%. The Fund’s Class A shares fell 8.23% at net asset value and 11.45% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 14.33%. For complete, annualized performance of Delaware Ivy Small Cap Growth Fund, please see the table on page 106.

The Fund’s performance reflects the strategic objectives of the Fund to generate returns ahead of the benchmark with lower-than-average volatility. The Fund has outperformed its benchmark in five of the past six calendar years. During the fiscal year, several changes were made in the Fund to raise the quality bias of the portfolio and lower

Portfolio management reviews

Delaware Ivy Small Cap Growth Fund

its risk profile. In the information technology (IT) and healthcare sectors, we eliminated those companies whose fundamental outlooks we felt may have been compromised by the pandemic-induced slowdown. Among those positions sold were EVO Payments Inc., Open Lending Corp., Tabula Rasa HealthCare Inc., and Tactile Systems Technology Inc. Any other positions sold reflected moves by the Fund to maintain its weighted average market cap in the small-cap range. Thus, companies like Lithia Motors Inc., Enphase Energy Inc., Plug Power Inc., and Penumbra Inc. were sold after they moved into the midcap space.

On the buy side, a few energy and energy-related growth companies were added, including Cactus Inc., Boot Barn Holdings Inc., and Veritex Holdings Inc. New additions in the IT sector were skewed to cyber-security software companies such as CyberArk Software Ltd. and Tenable Holdings Inc. One of our two email-security holdings, Proofpoint Inc. was acquired last year, and the other Mimecast Ltd. is in the process of being acquired.

The three strongest-performing sectors during the fiscal year were IT, healthcare, and consumer discretionary. Any Fund underperformance mainly resulted from a minor shortfall in the industrials sector. IT sector outperformance came from positive returns generated in the Fund from the semiconductor and IT services industries. Among the larger contributors were SiTime Corp., Switch Inc., and Globant SA.

SiTime is disrupting the high-end of the analog timing market by providing a silicon-based micro-electro-mechanical system solution for premium applications. Currently the company is growing more than 30% per year and is on course to generate operating margins near 30%. The pandemic recovery and tightness in semiconductor supply has helped fuel strong growth for SiTime, which powered the stock over the past year.

Switch is a domestic data center provider that experienced accelerating revenue growth throughout 2021 and into the first quarter of 2022. Recent takeover rumors have lately given the stock a lift.

An IT services leader, Globant delivered substantial revenue and earnings growth in 2021, which drove the stock’s performance. Major end-market customers in the banking, media, consumer, and telecommunication sectors exhibited the breadth and depth of its expertise.

The Fund’s software stocks performed better than the benchmark but were down for the fiscal year. Gains from the two email security stocks mentioned above were offset by weakness in many stocks that were pressured by interest rates. Overall, the Fund’s IT stocks were positive for the year versus a decline in the benchmark.

Healthcare was the weakest-performing sector in the benchmark during the period due to pandemic-related shutdowns and capital-market disruptions. The pandemic forced hospitals and other health facilities to curtail or stop completely procedures that were deemed nonemergency. The reduction in treatments along with prohibitions on marketers getting in front of practitioners resulted in underwhelming unit growth for the sector. The rise of interest rates and weak capital markets also added to sector pressure. There are many unprofitable healthcare companies, especially in biotechnology, and, as a group, they received little interest from investors willing to provide capital. Biotech was a major laggard this period for that reason. The Fund outperformed the sector as we historically are not significantly exposed to biotech and long-term unprofitable companies.

Among the healthcare companies that detracted during the fiscal year were CareDx Inc., CryoPort Inc. and Tactile Medical.

CareDx is currently unprofitable and was out of favor with investors, who are concerned about the competition new market entrants posed. We remained positive about CareDx as it is the clear leader in the growing and underpenetrated transplant diagnostic market, and we think it shows no sign of losing its leadership position.

CryoPort is also currently unprofitable. Investors were likewise concerned that weak capital markets would cause a lack of new gene therapies for transport. We remain positive on the company as its pipeline of new customers remains strong.

Tactile Medical markets a treatment for lymphedema (chronic swelling). Due to the pandemic, the company was unable to conduct the in-person sales at medical facilities that have been successful in the past. Employee turnover, common in many industries, also pressured the company. The Fund exited its position during the fiscal period.

Although consumer discretionary was also a poor-performing sector in the benchmark, the Fund managed to significantly limit losses relative to the index. Major contributors were Monarch Casino & Resort Inc., Wyndham Hotels & Resorts Inc., Red Rock Resorts Inc., and TopBuild Corp. The Fund skewed to higher quality “re-opening” companies that benefited from pent-up demand for travel and entertainment.

Underperformance in the industrials sector was mostly a function of stock selection as the Fund did not try to veer to low-quality cyclicals but rather stayed with the growth companies that meet our quality, long-term approach. That said, it was the former group that performed the best. Inflation has been strong and resilient, benefiting the returns of cyclicals. Meanwhile, the Fund increased exposure to longer-term unit growth companies while valuations were reasonable.

We think that growth via industry-wide inflation will be temporary whereas unit growth and company-specific pricing power will endure.

Portfolio management reviews

Delaware Ivy Smid Cap Core Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Smid Cap Core Fund (Class I shares)	1-year return	-0.79%
Delaware Ivy Smid Cap Core Fund (Class A shares)	1-year return	-1.21%
Russell 2500TM Index (benchmark)	1-year return	+0.34%
Russell 2000® Index (former benchmark)	1-year return	-5.79%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Smid Cap Core Fund, please see the table on page 110.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 112 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the Fund name change to “Delaware Ivy Smid Cap Core Fund” (formerly, Delaware Ivy Small Cap Core Fund, and before that, Ivy Small Cap Core Fund) and the appointment of the portfolio manager team of Francis X. Morris, Christopher S. Adams, Michael S. Morris, Donald G. Padilla, and David E. Reidinger of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies and benchmark. All changes took effect on or about November 15, 2021.

Market review

Equity markets performed strongly through the first nine months of the fiscal year ended March 31, 2022 but then turned volatile. The unemployment rate fell throughout the 12-month period, the housing market was strong, and global economies continued to open as the availability of COVID-19 vaccines loosened the pandemic’s grip on daily activity.

There were some bumps along the way. The emergence of two COVID-19 variants, Delta and Omicron, gave investors pause as did inflation, which began to ratchet up midway through the period. Initially dismissed by the US Federal Reserve as transitory, mainly the result of increasing demand and supply chain disruptions that would eventually ease over time, as the period progressed, it became clear that the Fed would have to act. That came in mid-March when the Fed raised rates 0.25% and indicated that six or seven additional increases were likely in 2022.

In February, the outbreak of war in Ukraine and the economic sanctions Western nations imposed on Russia also roiled equity markets as the price of energy and other major commodities increased dramatically. Investors’ concern was evident as equity markets declined for several weeks.

The fiscal period was also notable for two significant market shifts as investors rotated from growth- to value-oriented companies and from small-cap to large-cap companies. The reopening of the economy after pandemic-induced lockdowns was responsible for the rotation into value stocks. Companies engaged in travel, for example, had been hurt badly by the pandemic. As restrictions lifted, and travel resumed, those stocks recovered swiftly. The latter rotation, into large companies, resulted from investors’ concern with inflation, the war in Ukraine, and potential slowing of the economy since large-cap stocks are generally perceived as safe havens.

During the fiscal year, small-cap stocks declined on average, underperforming mid-cap and large-cap stocks. The smaller-cap Russell 2000 Index declined 5.79% during the fiscal year and the Fund’s benchmark, the Russell 2500 Index advanced 0.34%. The Russell Midcap® Index gained 6.92%, and the large-cap Russell 1000® Index was the strongest-sized segment, returning 13.27%. Small-to-mid cap value stocks outperformed small-to-mid cap growth stocks, with the Russell 2500TM Value Index gaining 7.73% while the Russell 2500TM Growth Index declined 10.12%.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Smid Cap Core Fund underperformed the Fund’s benchmark, the Russell 2500 Index. The Fund’s Class I shares declined 0.79% The Fund’s Class A shares at net asset value (NAV) declined 1.21% and 4.66% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 0.34%. For complete, annualized performance of Delaware Ivy Smid Cap Core Fund, please see the table on page 110.

Following is a discussion about performance during the period from November 15, 2021 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2022.

During the time in which we managed the Fund, we repositioned the portfolio to have a lower overall risk profile. The portfolio is now more diversified by virtue of increasing the number of its holdings, and we reduced concentrated position sizes based on our fundamental assessment of each company in the portfolio.

During the review period, small-cap stocks underperformed mid-cap and large-cap stocks, and from a style perspective, value companies held up more strongly than growth companies. For the period, two sectors in the benchmark generated positive returns: energy and utilities. In the energy sector, the Fund’s holdings lagged the stronger returns of the benchmark’s energy positions. The Fund’s utility sector holdings outperformed; however, a relative underweight position over the period detracted. Stock selection detracted on a relative basis in the basic materials sector as the Fund’s positions declined more on average than those in the benchmark. Strong stock selection in the capital goods, healthcare, and finance sectors contributed to the Fund’s performance.

In the real estate investment trust (REIT) sector, shares of Physicians Realty Trust, a healthcare REIT focused on the management of medical-office facilities leased to healthcare systems, detracted from the Fund’s performance. The company’s fiscal fourth-quarter earnings were in line with expectations though the risk that higher inflation will affect the company’s more limited ability to increase rents modestly pressured the stock price. We maintained the Fund’s position in Physicians Realty Trust as we believe it will benefit from the healthcare industry’s continued transition to outpatient care facilities.

In the basic materials sector, Worthington Industries Inc., a steel manufacturer and metal-products distributor, detracted from the Fund’s performance. Worthington has benefited from higher steel prices that are expected to normalize as supply chain issues ease, resulting in slower growth for the company. We maintained the Fund’s position in Worthington as it trades at a discounted valuation and provides the Fund with exposure to the nonresidential construction and automotive markets.

In the capital goods sector, specialty contractor Quanta Services Inc. was a leading contributor to the Fund’s performance for the period as the company reached record revenues, adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA), and earnings per share. We believe that Quanta Services offers investors exposure to long-term secular growth trends including the modernization and hardening of America’s aging utility infrastructure, the nationwide build-out of 5G telecommunications, and renewable energy infrastructure, which we expect should drive growth over the long term.

In the healthcare sector, Encompass Health Corp. contributed to the Fund’s performance. Encompass Health provides inpatient rehabilitation and home health and hospice care. The company’s operating trends have improved since its workforce had been more constrained previously due to COVID-19-related quarantining. In our opinion, Encompass Health is well capitalized, and we believe it is well positioned to service an industry facing increasing demand for rehabilitation and in-home healthcare and hospice services.

The Fund ended the fiscal year with its largest relative overweight positions in the capital goods, transportation, and healthcare sectors. The largest sector underweights were in utilities, media, and technology. On balance, we believe the market volatility and macroeconomic environment favor active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, we believe, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Portfolio management reviews

Delaware Ivy Systematic Emerging Markets Equity Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Systematic Emerging Markets Equity Fund (Class I shares)	1-year return	-18.96%
Delaware Ivy Systematic Emerging Markets Equity Fund (Class A shares)	1-year return	-19.25%
MSCI Emerging Markets Index (net) (benchmark)	1-year return	-11.37%
MSCI Emerging Markets Index (gross) (benchmark)	1-year return	-11.08%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 114.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 116 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Benjamin Leung and Scot Thompson of Delaware Management Company (DMC) as new Fund portfolio managers. In connection with this change, the Board approved applicable revisions to the Fund’s investment strategies. In addition, on November 1, 2021, it was announced that the Fund’s name would change to “Delaware Ivy Systematic Emerging Markets Equity Fund” (formerly, Delaware Ivy Emerging Markets Equity Fund, and before that, Ivy Emerging Markets Equity Fund). All changes took effect on or about November 15, 2021.

Market review

The MSCI Emerging Markets Index declined 11.4% during the Fund’s fiscal year ended March 31, 2022, significantly lagging the developed markets MSCI World Index, which gained 10.00% for the period. Early in the fiscal year, markets rallied as COVID-19 vaccines enabled global economies to reopen, the US dollar weakened, and fund inflows increased. The rally stalled, however, as investors wrestled with a host of issues including the pace of economic recovery, hints of earlier-than-expected interest rate hikes by the US Federal Reserve, supply-chain disruptions, and the spread of COVID-19 variants.

During the second half of the 12-month period, several events took a toll on performance, particularly in the final quarter. First, geopolitical tensions between Russia and Ukraine escalated to a full-scale military conflict. As events unfolded, the US and the European Union imposed sanctions on certain Russian entities, corporations, and individuals, which led MSCI to remove all Russian stocks (approximately 3.6% of the MSCI Emerging Markets Index at the end of 2021) from the benchmark at a de minimis price. Energy and commodity prices increased due to concern about disruptions in Russian supplies. Second, China experienced an uptick in COVID-19 infections, resulting in strict lockdowns in several cities, including Shenzhen and Shanghai, as the Chinese government chased a zero-covid-transmission strategy. Third, expectations are growing that the Fed will quicken its pace of monetary tightening to combat rapidly increasing inflationary pressures, which have contributed to rising US bond yields.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Systematic Emerging Markets Equity Fund Class I shares underperformed the Fund’s benchmark, the MSCI Emerging Markets Index (net). The Fund’s Class I shares fell 18.96%. The Fund’s Class A shares at net asset value (NAV) declined 19.25% and 22.08% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark fell 11.4% (net). For complete, annualized performance of Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 114.

Following is a discussion about performance during the period from November 15, 2021 (when DMC began serving as the investment manager for the Fund) to March 31, 2022. Following the assumption of responsibility, the team has been taking a cautious approach to implementing portfolio changes.

An overweight allocation to Russian securities detracted from the Fund’s performance for the period. Following the invasion of Ukraine, the US and other developed market countries imposed strict sanctions on Russia and several Russian companies. While the Fund did not own any sanctioned companies, most Russian securities sold off precipitously as markets closed and liquidity dried up. Sberbank of Russia PJSC, a majority state-owned bank and financial services company, and Yandex NV, an internet search and technology firm, were the largest detractors within Russia for the period.

A lack of exposure to Saudi Arabia also detracted from the Fund’s performance. The country benefited from the sharp rise in oil prices, resulting from the sanctions applied to Russian oil companies.

The team’s approach is centered on identifying individual companies that we believe possess attractive characteristics. The process looks to identify high-quality companies, with positive operating momentum, at reasonable valuations without being captive to one specific style such as value or growth.

Over the coming months, we will continue to take a considered approach to bringing the portfolio into alignment. We believe our investment approach positions us well to continue delivering investors a strong, risk-adjusted return.

Portfolio management reviews

Delaware Ivy Value Fund

March 31, 2022 (Unaudited)

Performance preview (for the year ended March 31, 2022)

Delaware Ivy Value Fund (Class I shares)	1-year return	+17.61%
Delaware Ivy Value Fund (Class A shares)	1-year return	+17.35%
Russell 1000® Value Index (benchmark)	1-year return	+11.67%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Value Fund, please see the table on page 117.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions.

Please see page 119 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie®, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Market review

For the 12 months ended March 31, 2022, the stock market rose, posting strong gains in the first nine months before retreating somewhat in the last three months. Important macroeconomic and world events drove the moves.

The invasion of Ukraine in February caused global markets to tumble early in 2022. We think the direct economic impact will likely be greater for Europe than the US. However, Russia and Ukraine combined provide a significant portion of global commodities, including oil, natural gas, wheat, corn, fertilizer, and industrial metals and gases. Following the invasion, commodity prices rose, which along with the potential for component shortages, will likely put further upward pressure on inflation.

Inflation remained firm on both a sequential and year-over-year basis. Core services in February 2022 experienced the strongest sequential gain in 30 years, largely due to price increases for housing and travel.

In an effort to reduce inflation, the US Federal Reserve raised interest rates for the first time since 2018. Indicating that it was taking an aggressive posture, the Fed said that six more hikes were likely this calendar year. Fed Chair Jerome Powell also said that, depending on the data, the Fed could raise rates in 0.5% increments, rather than the 0.25% hikes that have been the norm since the recession of 2008-2009. Mr. Powell went on to say the Fed will start shrinking its balance sheet at an upcoming meeting.

US unemployment continued to move lower, with the rate returning to just 0.1 percentage point above the pre-pandemic rate. The number of job openings relative to the number of unemployed hit new record lows (data back to 2001). Tight labor markets continue to drive strong wage growth.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2022, Delaware Ivy Value Fund outperformed its benchmark, the Russell 1000 Value Index. The Fund’s Class I shares gained 17.61%. The Fund’s Class A shares rose 17.35% at net asset value and 13.24% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark returned 11.67%. For complete, annualized performance of Delaware Ivy Value Fund, please see the table on page 117.

During the period, the healthcare, industrials, and information technology sectors each added more than 1% to relative performance. Our single-strongest relative contributor, however, came from outside those sectors, with oil producer EOG Resources Inc. rising significantly in the period. Other names with notable positive performance included Marathon Petroleum Corp., McKesson Corp., Broadcom Inc., Northrop Grumman Corp., and Anthem Inc. The rise in oil prices drove EOG and Marathon higher. In the final weeks of the fiscal year, the Russia-Ukraine war pushed shares of defense companies, including Northrop Grumman, higher.

The Fund’s weakest-performing relative sectors were financials and materials. Fidelity National Financial Inc., AGNC Investment Corp., and Synchrony Financial declined during the period, as early strong performance waned with investors’ growing concern over the pace of Fed tightening. BHP Group Ltd., a metals and mining company, also had a flat return for the fiscal year.

The Fund employs the occasional use of options, typically writing calls on owned positions and less often writing puts on owned positions. There are no “naked” options (options written on stocks not owned in the Fund’s portfolio). This is often done when we are trading into or out of a position. Total options added 0.15% of relative performance for the measurement period.

We do not attempt to make sector calls, focusing instead on stock selection. We hold overweight or underweight positions in sectors based on individual stock opportunity, with some limits to control risk or volatility. As of the fiscal year end, the Fund held overweight positions in financials and consumer discretionary. In these areas, we have identified what we believe are good companies with repeatable business models generating both high rates of free cash flow and low stock prices relative to our estimation of each company’s true intrinsic value. We currently hold underweight positions in utilities and consumer staples, simply due to what we think is a lack of compelling ideas currently available. All sectors were within 1% of the benchmark weightings.

While the macroeconomic forces and geopolitical issues discussed above are clearly important factors, we begin our research at the company level. We seek quality, growing companies whose stocks are trading below what we consider to be their intrinsic value. This is often due to short-term negative factors, and we become larger owners of a company if we feel those negatives are about to dissipate. We continue to seek and make investments one company at a time to potentially benefit clients over the long term.

Performance summaries

Delaware Ivy Core Equity Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+13.88%	+16.27%	+13.06%	+6.99%
Including sales charge	+9.91%	+15.44%	+12.66%	+6.81%
Class C (Est. September 21, 1992)
Excluding sales charge	+12.85%	+15.29%	+12.34%	+9.59%
Including sales charge	+11.87%	+15.29%	+12.34%	+9.59%
Class E (Est. April 2, 2007)
Excluding sales charge	+13.83%	+16.23%	+12.98%	+10.14%
Including sales charge	+10.98%	+15.64%	+12.69%	+9.96%
Class I (Est. April 2, 2007)
Excluding sales charge	+14.00%	+16.51%	+13.36%	+10.64%
Including sales charge	+14.00%	+16.51%	+13.36%	+10.64%
Class R (Est. December 19, 2012)
Excluding sales charge	+13.42%	+15.82%	—	+13.31%
Including sales charge	+13.42%	+15.82%	—	+13.31%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+14.23%	+16.69%	—	+12.56%
Including sales charge	+14.23%	+16.69%	—	+12.56%
Class Y (Est. December 29, 1995)
Excluding sales charge	+13.99%	+16.48%	+13.32%	+9.36%
Including sales charge	+13.99%	+16.48%	+13.32%	+9.36%
S&P 500 Index	+15.65%	+15.99%	+14.64%	+10.26%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 51. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.03% from April 1, 2021 to March 31, 2022; Class E shares at 0.99% from April 1, 2021 to July 28, 2021, and 0.97% from July 29, 2021 to March 31, 2022; and Class I and Class Y shares at 0.84% from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.00%	1.88%	1.14%	0.81%	1.40%	0.66%	1.05%
Net expenses (including fee waivers, if any)	1.00%	1.88%	0.97%	0.81%	1.40%	0.66%	0.84%
Type of waiver	Contractual	n/a	Contractual	Contractual	n/a	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance summaries

Delaware Ivy Core Equity Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
S&P 500 Index	$10,000	$39,197
Delaware Ivy Core Equity Fund — Class I shares	$10,000	$35,047
Delaware Ivy Core Equity Fund — Class A shares	$9,425	$32,931

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 51. Please note additional details on pages 50 through 52.

The graph also assumes $10,000 invested in the S&P 500 Index as of March 31, 2012. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WCEAX	466000106
Class C	WTRCX	466000304
Class E	ICFEX	466000171
Class I	ICIEX	466000163
Class R	IYCEX	465899573
Class R6	ICEQX	46600A401
Class Y	WCEYX	466000403

Performance summaries

Delaware Ivy Global Bond Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 4, 2008)
Excluding sales charge	-4.39%	+2.27%	+2.25%	+2.75%
Including sales charge	-6.75%	+1.75%	+2.00%	+2.56%
Class C (Est. April 4, 2008)
Excluding sales charge	-5.04%	+1.51%	+1.65%	+2.31%
Including sales charge	-5.97%	+1.51%	+1.65%	+2.31%
Class I (Est. April 4, 2008)
Excluding sales charge	-4.08%	+2.52%	+2.51%	+3.00%
Including sales charge	-4.08%	+2.52%	+2.51%	+3.00%
Class R (Est. December 19, 2012)
Excluding sales charge	-4.77%	+1.78%	—	+1.53%
Including sales charge	-4.77%	+1.78%	—	+1.53%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-4.14%	+2.54%	—	+2.07%
Including sales charge	-4.14%	+2.54%	—	+2.07%
Class Y (Est. April 4, 2008)
Excluding sales charge	-4.29%	+2.29%	+2.25%	+2.75%
Including sales charge	-4.29%	+2.29%	+2.25%	+2.75%
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	-3.46%	+1.85%	+2.23%	+2.95%*
Bloomberg US Universal Index	-4.23%	+2.33%	+2.58%	+3.60%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end period prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 54. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 2.50% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Performance summaries

Delaware Ivy Global Bond Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.96%; Class C shares at 1.72%; Class I and Class R6 shares at 0.74% from April 1, 2021 to March 31, 2022; and Class Y shares at 0.99%, from April 1, 2021 to July 29, 2021, and 0.96%, from July 30, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.20%	1.96%	0.89%	1.46%	0.72%	1.12%
Net expenses (including fee waivers, if any)	0.96%	1.72%	0.74%	1.46%	0.72%	0.96%
Type of waiver	Contractual	Contractual	Contractual	n/a	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through November 15, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Bloomberg US Universal Index	$10,000	$13,255
Delaware Ivy Global Bond Fund — Class I shares	$10,000	$12,808
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	$10,000	$12,706
Delaware Ivy Global Bond Fund — Class A shares	$9,550	$12,187

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares changed from 2.50% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 54. Please note additional details on pages 53 through 56.

The graph also assumes $10,000 invested in the Bloomberg 1-10 Year Global Aggregate Index Hedged USD and the Bloomberg US Universal Index as of March 31, 2012. The Bloomberg 1-10 Year Global Aggregate Index Hedged USD provides a broad-based measure of the global investment grade fixed-rate debt market with a maturity of greater than 1 year and less than 10 years. The Bloomberg US Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers US dollar-denominated, taxable bonds that are rated either investment grade or high yield.

The Bloomberg Global Aggregate Index, mentioned on page 4, provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Bloomberg US Aggregate Index, mentioned on page 4, is a broad composite that tracks the investment grade US bond market.

The Bloomberg US Corporate Investment Grade Index, mentioned on page 4, is composed of US dollar-denominated, investment grade corporate bonds that are US Securities and Exchange Commission (SEC)-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Global Bond Fund

	Nasdaq
	symbols	CUSIPs
Class A	IVSAX	465899748
Class C	IVSCX	465899722
Class I	IVSIX	465899714
Class R	IYGOX	465899516
Class R6	IVBDX	46600A872
Class Y	IVSYX	465899698

Performance summaries

Delaware Ivy Global Equity Income Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. June 4, 2012)
Excluding sales charge	+0.51%	+7.16%	—	+8.43%
Including sales charge	-3.03%	+6.41%	—	+8.04%
Class C (Est. June 4, 2012)
Excluding sales charge	-0.32%	+6.38%	—	+7.84%
Including sales charge	-1.25%	+6.38%	—	+7.84%
Class E (Est. February 26, 2018)
Excluding sales charge	+0.69%	—	—	+4.77%
Including sales charge	-1.82%	—	—	+4.12%
Class I (Est. June 4, 2012)
Excluding sales charge	+0.81%	+7.51%	—	+8.80%
Including sales charge	+0.81%	+7.51%	—	+8.80%
Class R (Est. December 19, 2012)
Excluding sales charge	+0.18%	+6.86%	—	+6.89%
Including sales charge	+0.18%	+6.86%	—	+6.89%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+0.99%	+7.66%	—	+6.05%
Including sales charge	+0.99%	+7.66%	—	+6.05%
Class Y (Est. June 4, 2012)
Excluding sales charge	+0.53%	+7.22%	—	+8.52%
Including sales charge	+0.53%	+7.22%	—	+8.52%
MSCI World Index (net)	+8.88%	+7.38%	—	+8.50%*
MSCI World Index (gross)	+10.12%	+12.42%	—	+12.23%*
FTSE All-World High Dividend Yield Index	+10.60%	+13.01%	—	+12.84%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end period prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 58. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Performance summaries

Delaware Ivy Global Equity Income Fund

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.22%; Class E shares at 1.09%; Class I shares at 0.92%; and Class Y shares at 1.19%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.24%	2.03%	1.42%	0.95%	1.54%	0.79%	1.18%
Net expenses (including fee waivers, if any)	1.22%	2.03%	1.09%	0.92%	1.54%	0.79%	1.18%
Type of waiver	Contractual	n/a	Contractual	Contractual	n/a	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020, through July 29, 2022.

Performance of a $10,000 investment1

For period beginning June 4, 2012 (Fund’s inception) through March 31, 2022

For period beginning June 4, 2012 through March 31, 2022	Starting value	Ending value
MSCI World Index (net)	$10,000	$31,890
Delaware Ivy Global Equity Income Fund — Class I shares	$10,000	$22,890
FTSE All-World High Dividend Yield Index	$10,000	$22,324
Delaware Ivy Global Equity Income Fund — Class A shares	$9,425	$21,377

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on June 4, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 58. Please note additional details on pages 57 through 60.

The graph also assumes $10,000 invested in the MSCI World Index and the FTSE All-World High Dividend Yield Index as of June 4, 2012.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The FTSE All-World High Dividend Yield Index represents the performance of companies after implementing a forecast dividend yield ranking process. The index comprises stocks that are characterized by higher-than-average dividend yield based on the FTSE All-World Index, which is part of the FTSE Global Equity Index Series.

The Cboe Volatility Index, mentioned on page 6, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Global Equity Income Fund

	Nasdaq
	symbols	CUSIPs
Class A	IBIAX	465899631
Class C	IBICX	465899615
Class E	IBIEX	46600G887
Class I	IBIIX	465899599
Class R	IYGEX	465899458
Class R6	IICNX	46600A864
Class Y	IBIYX	465899581

Performance summaries

Delaware Ivy Global Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 30, 1986)
Excluding sales charge	+2.84%	+11.78%	+8.94%	+8.30%
Including sales charge	-0.75%	+10.98%	+8.55%	+8.20%
Class C (Est. April 30, 1996)
Excluding sales charge	+1.88%	+10.82%	+8.24%	+5.39%
Including sales charge	+0.93%	+10.82%	+8.24%	+5.39%
Class I (Est. April 2, 2007)
Excluding sales charge	+3.08%*	+12.09%	+9.29%	+6.36%
Including sales charge	+3.08%	+12.09%	+9.29%	+6.36%
Class R (Est. December 19, 2012)
Excluding sales charge	+2.46%	+11.41%	—	+8.81%
Including sales charge	+2.46%	+11.41%	—	+8.81%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+3.22%	+12.24%	—	+8.73%
Including sales charge	+3.22%	+12.24%	—	+8.73%
Class Y (Est. July 24, 2003)
Excluding sales charge	+2.85%	+11.79%	+9.00%	+8.68%
Including sales charge	+2.85%	+11.79%	+9.00%	+8.68%
MSCI ACWI Index (net)	+7.28%	+11.64%	+10.00%	+6.49%**
MSCI ACWI Index (gross)	+7.73%	+12.20%	+10.57%	+7.05%**
MSCI World Index (net)	+10.12%	+12.42%	+10.88%	+6.88%**
MSCI World Index (gross)	+10.60%	+13.01%	+11.49%	+7.47%**

*	Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.
**	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 62. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Performance summaries

Delaware Ivy Global Growth Fund

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class I shares at 1.06%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.34%	2.25%	1.09%	1.68%	0.94%	1.36%
Net expenses (including fee waivers, if any)	1.34%	2.25%	1.06%	1.68%	0.94%	1.36%
Type of waiver	n/a	n/a	Contractual	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI World Index (gross)	$10,000	$29,669
MSCI World Index (net)	$10,000	$28,097
MSCI AWCI Index (gross)	$10,000	$27,318
MSCI AWCI Index (net)	$10,000	$25,926
Delaware Ivy Global Growth Fund — Class I shares	$10,000	$24,306
Delaware Ivy Global Growth Fund — Class A shares	$9,425	$22,718

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 62. Please note additional details on pages 61 through 64.

The graph also assumes $10,000 invested in the MSCI ACWI Index and the MSCI World Index as of March 31, 2012.

The MSCI ACWI Index represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Global Growth Fund

	Nasdaq
	symbols	CUSIPs
Class A	IVINX	465897502
Class C	IVNCX	465897585
Class I	IGIIX	465898724
Class R	IYIGX	465899425
Class R6	ITGRX	46600A815
Class Y	IVIYX	465897114

Performance summaries

Delaware Ivy Government Money Market Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	+0.02%	+0.67%	+0.34%	+1.22%
Including sales charge	+0.02%	+0.67%	+0.34%	+1.22%
Class C (Est. July 3, 2000)
Excluding sales charge	+0.02%	+0.23%	+0.13%	+0.88%
Including sales charge	-0.98%	+0.23%	+0.13%	+0.88%
Class E (Est. April 2, 2007)
Excluding sales charge	+0.02%	+0.74%	+0.38%	+0.66%
Including sales charge	+0.02%	+0.74%	+0.38%	+0.66%
Class R6 (Est. July 5, 2017)
Excluding sales charge	+0.02%	—	—	+0.84%
Including sales charge	+0.02%	—	—	+0.84%

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 66. Performance would have been lower had expense limitations not been in effect.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in them.

A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Performance summaries

Delaware Ivy Government Money Market Fund

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 0.49%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class R6
Total annual operating expenses (without fee waivers)	0.65%	1.55%	0.64%	0.45%
Acquired fund fees and expenses**	0.01%	0.01%	0.01%	0.01%
Net expenses (including fee waivers, if any)	0.66%	1.56%	0.50%	0.46%
Type of waiver	n/a	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.
**	Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment company (RIC) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RIC for the RIC’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Government Money Market Fund — Class A shares	$10,000	$10,349

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on March 31, 2012, and includes the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 66. Please note additional details on pages 65 through 67.

Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WRAXX	466000486
Class C	WRCXX	466000460
Class E	IVEXX	466000221
Class R6	WRNXX	46600A252

Performance summaries

Delaware Ivy High Income Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	+1.09%	+4.36%	+5.44%	+6.86%
Including sales charge	-1.41%	+3.85%	+5.18%	+6.74%
Class C (Est. July 31, 1997)
Excluding sales charge	+0.38%	+3.63%	+4.85%	+6.25%
Including sales charge	-0.57%	+3.63%	+4.85%	+6.25%
Class E (Est. April 2, 2007)
Excluding sales charge	+1.01%	+4.23%	+5.20%	+6.28%
Including sales charge	-1.49%	+3.72%	+4.94%	+6.10%
Class I (Est. April 2, 2007)
Excluding sales charge	+1.31%	+4.60%	+5.69%	+6.91%
Including sales charge	+1.31%	+4.60%	+5.69%	+6.91%
Class R (Est. December 19, 2012)
Excluding sales charge	+0.71%	+3.98%	—	+4.43%
Including sales charge	+0.71%	+3.98%	—	+4.43%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+1.45%	+4.76%	—	+4.40%
Including sales charge	+1.45%	+4.76%	—	+4.40%
Class Y (Est. December 30, 1998)
Excluding sales charge	+1.09%	+4.37%	+5.45%	+6.60%
Including sales charge	+1.09%	+4.37%	+5.45%	+6.60%
ICE BofA US High Yield Constrained Index	-0.29%	+4.55%	+5.69%	+6.46%*
ICE BofA US High Yield Index	-0.29%	+4.56%	+5.70%	+6.41%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 70. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors.

Fixed-income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate. High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class C shares at 1.66% and Class E shares at 1.04%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Performance summaries

Delaware Ivy High Income Fund

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.97%	1.70%	1.21%	0.75%	1.35%	0.60%	1.00%
Net expenses (including fee waivers, if any)	0.97%	1.66%	1.04%	0.75%	1.35%	0.60%	1.00%
Type of waiver	n/a	Contractual	Contractual	n/a	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022 $20

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
ICE BofA US High Yield Index	$10,000	$17,408
Delaware Ivy High Income Fund — Class I shares	$10,000	$17,398
ICE BofA US High Yield Constrained Index	$10,000	$17,391
Delaware Ivy High Income Fund — Class A shares	$9,550	$16,567

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 70. Please note additional details on pages 68 through 71.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index and the ICE BofA US High Yield Index as of March 31, 2012.

The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WHIAX	466000668
Class C	WRHIX	466000643
Class E	IVHEX	466000130
Class I	IVHIX	466000122
Class R	IYHIX	465899490
Class R6	IHIFX	46600A831
Class Y	WHIYX	466000635

Performance summaries

Delaware Ivy International Core Equity Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. May 13, 1997)
Excluding sales charge	-1.28%	+4.42%	+5.64%	+5.08%
Including sales charge	-4.74%	+3.68%	+5.27%	+4.93%
Class C (Est. May 13, 1997)
Excluding sales charge	-1.97%	+3.71%	+5.08%	+4.72%
Including sales charge	-2.93%	+3.71%	+5.08%	+4.72%
Class E (Est. April 2, 2007)
Excluding sales charge	-1.22%	+4.42%	+5.60%	+3.92%
Including sales charge	-3.68%	+3.90%	+5.33%	+3.75%
Class I (Est. April 2, 2007)
Excluding sales charge	-0.88%	+4.85%	+6.05%	+4.43%
Including sales charge	-0.88%	+4.85%	+6.05%	+4.43%
Class R (Est. December 19, 2012)
Excluding sales charge	-1.57%	+4.12%	—	+5.54%
Including sales charge	-1.57%	+4.12%	—	+5.54%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-0.83%	+4.89%	—	+3.75%
Including sales charge	-0.83%	+4.89%	—	+3.75%
Class Y (Est. July 24, 2003)
Excluding sales charge	-1.26%	+4.48%	+5.72%	+7.94%
Including sales charge	-1.26%	+4.48%	+5.72%	+7.94%
MSCI ACWI ex USA Index (net)	-1.48%	+6.76%	+5.55%	+3.13%*
MSCI ACWI ex USA Index (gross)	-1.04%	+7.26%	+6.04%	+3.60%*
MSCI EAFE Index (net)	+1.16%	+6.72%	+6.27%	+2.91%*
MSCI EAFE Index (gross)	+1.65%	+7.23%	+6.77%	+3.39%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 74. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. For Class E shares, a 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.23%; Class C shares at 1.92% from April 1, 2021 to March 31, 2022; Class E shares at 1.18% from April 1, 2021 to July 28, 2021, and 1.17% from July 29, 2021 to March 31, 2022; Class I shares and Class R6 shares at 0.79%; Class R shares at 1.53%; and Class Y shares at 1.18%, from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Performance summaries

Delaware Ivy International Core Equity Fund

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.35%	2.05%	1.57%	1.03%	1.62%	0.88%	1.29%
Net expenses (including fee waivers, if any)	1.23%	1.92%	1.17%	0.79%	1.53%	0.79%	1.18%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$19,255
MSCI EAFE Index (net)	$10,000	$18,374
Delaware Ivy International Core Equity Fund — Class I shares	$10,000	$17,989
MSCI AWCI ex USA Index (gross)	$10,000	$17,934
MSCI AWCI ex USA Index (net)	$10,000	$17,168
Delaware Ivy International Core Equity Fund — Class A shares	$9,425	$16,711

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 74. Please note additional details on pages 72 through 75.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index and the MSCI EAFE Index as of March 31, 2012.

The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IVIAX	465897353
Class C	IVIFX	465897338
Class E	IICEX	465899607
Class I	ICEIX	465899706
Class R	IYITX	465899433
Class R6	IINCX	46600A823
Class Y	IVVYX	465898682

Performance summaries

Delaware Ivy International Value Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 4, 2001)
Excluding sales charge	-8.50%	+3.22%	+4.24%	+4.73%
Including sales charge	-11.69%	+2.49%	+3.87%	+4.55%
Class C (Est. October 19, 2001)
Excluding sales charge	-9.30%	+2.51%	+3.75%	+4.83%
Including sales charge	-10.20%	+2.51%	+3.75%	+4.83%
Class I (Est. April 2, 2007)
Excluding sales charge	-8.21%	+3.66%	+4.71%	+2.82%
Including sales charge	-8.21%	+3.66%	+4.71%	+2.82%
Class R (Est. December 19, 2012)
Excluding sales charge	-8.79%	+3.06%	—	+4.29%
Including sales charge	-8.79%	+3.06%	—	+4.29%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-8.08%	+3.83%	—	+2.09%
Including sales charge	-8.08%	+3.83%	—	+2.09%
Class Y (Est. July 24, 2003)
Excluding sales charge	-8.43%	+3.39%	+4.45%	+5.55%
Including sales charge	-8.43%	+3.39%	+4.45%	+5.55%
MSCI EAFE Index (net)	+1.16%	+6.72%	+6.27%	+2.91%*
MSCI EAFE Index (gross)	+1.65%	+7.23%	+6.77%	+3.39%*
MSCI EAFE Value Index (net)	+3.55%	+4.18%	+4.87%	+1.41%*
MSCI EAFE Value Index (gross)	+4.22%	+4.81%	+5.48%	+2.00%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 77. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Please see the most recent prospectus and any applicable supplement(s) for information on fee waivers and/or reimbursements. DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.76%	2.52%	1.33%	1.90%	1.15%	1.57%
Net expenses (including fee waivers, if any)	1.55%	2.31%	1.12%	1.69%	0.94%	1.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through November 15, 2022.

Performance summaries

Delaware Ivy International Value Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$19,255
MSCI EAFE Index (net)	$10,000	$18,374
MSCI EAFE Value Index (gross)	$10,000	$16,906
MSCI EAFE Value Index (net)	$10,000	$15,980
Delaware Ivy International Value Fund — Class I shares	$10,000	$15,846
Delaware Ivy International Value Fund — Class A shares	$9,425	$14,613

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 77. Please note additional details on pages 76 through 79.

The graph also assumes $10,000 invested in the MSCI EAFE Index and the MSCI EAFE Value Index as of March 31, 2012.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE (Europe, Australasia, Far East) Value Index represents small-cap stocks exhibiting overall value style across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The Cboe Volatility Index, mentioned on page 16, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	ICDAX	465898880
Class C	ICDCX	465898781
Class I	ICVIX	465898112
Class R	IYCUX	465899474
Class R6	ICNGX	46600A500
Class Y	ICDYX	465897148

Performance summaries

Delaware Ivy Large Cap Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	+16.52%	+20.61%	+15.89%	+9.20%
Including sales charge	+12.46%	+19.75%	+15.48%	+9.02%
Class C (Est. July 3, 2000)
Excluding sales charge	+15.55%	+19.65%	+15.20%	+8.84%
Including sales charge	+14.55%	+19.65%	+15.20%	+8.84%
Class E (Est. April 2, 2007)
Excluding sales charge	+16.38%	+20.49%	+15.83%	+12.22%
Including sales charge	+13.47%	+19.88%	+15.54%	+12.03%
Class I (Est. April 2, 2007)
Excluding sales charge	+16.87%	+20.97%	+16.22%	+12.62%
Including sales charge	+16.87%	+20.97%	+16.22%	+12.62%
Class R (Est. December 29, 2005)
Excluding sales charge	+16.07%	+20.15%	+15.49%	+11.23%
Including sales charge	+16.07%	+20.15%	+15.49%	+11.23%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+16.90%	+21.05%	—	+16.92%
Including sales charge	+16.90%	+21.05%	—	+16.92%
Class Y (Est. July 6, 2000)
Excluding sales charge	+16.51%	+20.62%	+15.95%	+9.31%
Including sales charge	+16.51%	+20.62%	+15.95%	+9.31%
Russell 1000 Growth Index	+14.98%	+20.88%	+17.04%	+12.92%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 81. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.04%; Class E shares at 1.10%; Class I shares and Class R6 shares at 0.64%; and Class Y shares at 1.05%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.98%	1.82%	1.10%	0.79%	1.38%	0.64%	1.04%
Net expenses (including fee waivers, if any)	0.98%	1.82%	1.10%	0.64%	1.38%	0.64%	1.04%
Type of waiver	Contractual	n/a	Contractual	Contractual	n/a	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance summaries

Delaware Ivy Large Cap Growth Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$48,238
Delaware Ivy Large Cap Growth Fund — Class I shares	$10,000	$44,966
Delaware Ivy Large Cap Growth Fund — Class A shares	$9,425	$42,166

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 81. Please note additional details on pages 80 through 82.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2012. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WLGAX	466000627
Class C	WLGCX	466000593
Class E	ILCEX	466001104
Class I	IYGIX	466001203
Class R	WLGRX	466000429
Class R6	ILGRX	46600A799
Class Y	WLGYX	466000585

Performance summaries

Delaware Ivy Limited-Term Bond Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. August 17, 2000)
Excluding sales charge	-2.95%	+1.25%	+1.13%	+2.94%
Including sales charge	-5.35%	+0.73%	+0.87%	+2.82%
Class C (Est. September 21, 1992)
Excluding sales charge	-3.70%	+0.49%	+0.53%	+3.23%
Including sales charge	-4.66%	+0.49%	+0.53%	+3.23%
Class E (Est. April 2, 2007)
Excluding sales charge	-2.94%	+1.21%	+1.05%	+2.38%
Including sales charge	-5.35%	+0.69%	+0.80%	+2.21%
Class I (Est. April 2, 2007)
Excluding sales charge	-2.76%	+1.48%	+1.37%	+2.73%
Including sales charge	-2.76%	+1.48%	+1.37%	+2.73%
Class R (Est. December 19, 2012)
Excluding sales charge	-3.34%	+0.87%	—	+0.66%
Including sales charge	-3.34%	+0.87%	—	+0.66%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-2.60%	+1.63%	—	+1.59%
Including sales charge	-2.60%	+1.63%	—	+1.59%
Class Y (Est. December 29, 1995)
Excluding sales charge	-2.95%	+1.25%	+1.13%	+3.29%
Including sales charge	-2.95%	+1.25%	+1.13%	+3.29%
Bloomberg 1-3 Year US Government/Credit Index	-2.91%	+1.26%	+1.10%	+1.98%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 85. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Performance summaries

Delaware Ivy Limited-Term Bond Fund

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 0.93% from April 1, 2021 to July 28, 2021, and 0.86% from July 29, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.89%	1.65%	0.95%	0.68%	1.27%	0.53%	0.93%
Net expenses (including fee waivers, if any)	0.89%	1.65%	0.86%	0.68%	1.27%	0.53%	0.93%
Type of waiver	n/a	n/a	Contractual	n/a	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020, through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Limited-Term Bond Fund — Class I shares	$10,000	$11,456
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,151
Delaware Ivy Limited-Term Bond Fund — Class A shares	$9,725	$10,907

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 85. Please note additional details on pages 83 through 86.

The graph also assumes $10,000 invested in the Bloomberg 1-3 Year US Government/Credit Index as of March 31, 2012. The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Limited-Term Bond Fund

	Nasdaq
	symbols	CUSIPs
Class A	WLTAX	466000882
Class C	WLBCX	466000866
Class E	IVLEX	466001302
Class I	ILTIX	466001401
Class R	IYLTX	465899482
Class R6	ILMDX	46600A781
Class Y	WLTYX	466000858

Performance summaries

Delaware Ivy Managed International Opportunities Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. April 2, 2007)
Excluding sales charge	-7.34%	+5.47%	+5.33%	+3.43%
Including sales charge	-10.55%	+4.73%	+4.95%	+3.19%
Class C (Est. April 2, 2007)
Excluding sales charge	-8.22%	+4.79%	+4.65%	+3.02%
Including sales charge	-9.12%	+4.79%	+4.65%	+3.02%
Class I (Est. April 2, 2007)
Excluding sales charge	-7.08%	+5.74%	+5.61%	+3.74%
Including sales charge	-7.08%	+5.74%	+5.61%	+3.74%
Class R (Est. December 19, 2012)
Excluding sales charge	-7.58%	+5.30%	—	+5.19%
Including sales charge	-7.58%	+5.30%	—	+5.19%
Class R6 (Est. July 5, 2017)
Excluding sales charge	-7.07%	—	—	+4.96%
Including sales charge	-7.07%	—	—	+4.96%
Class Y (Est. April 2, 2007)
Excluding sales charge	-7.27%	+5.56%	+5.43%	+3.50%
Including sales charge	-7.27%	+5.56%	+5.43%	+3.50%
MSCI ACWI ex USA Index (net)	-1.48%	+6.76%	+5.55%	+3.13%*
MSCI ACWI ex USA Index (gross)	-1.04%	+7.26%	+6.04%	+3.60%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 88. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Performance summaries

Delaware Ivy Managed International Opportunities Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.46%; Class C shares at 1.25%; Class I shares at 0.16%; Class R shares at 0.72%; and Class Y shares at 0.38%, from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.50%	1.36%	0.19%	0.67%	0.18%	0.44%
Acquired fund fees and expenses**	0.87%	0.87%	0.87%	0.87%	0.87%	0.87%
Net expenses (including fee waivers, if any)	1.33%	2.12%	1.03%	1.53%	1.04%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.
**	Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Fund’s assets. The acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
MSCI ACWI ex USA Index (gross)	$10,000	$17,934
Delaware Ivy Managed International Opportunities Fund — Class I shares	$10,000	$17,259
MSCI ACWI ex USA Index (net)	$10,000	$17,168
Delaware Ivy Managed International Opportunities Fund — Class A shares	$9,425	$16,212

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 88. Please note additional details on pages 87 through 89.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2012. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IVTAX	465898229
Class C	IVTCX	465898195
Class I	IVTIX	465898179
Class R	IYMGX	465899391
Class R6	IVTNX	46600A229
Class Y	IVTYX	465898161

Performance summaries

Delaware Ivy Mid Cap Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	-1.90%	+19.46%	+13.72%	+9.50%
Including sales charge	-5.34%	+18.61%	+13.31%	+9.32%
Class C (Est. July 3, 2000)
Excluding sales charge	-2.67%	+18.56%	+13.06%	+9.17%
Including sales charge	-3.50%	+18.56%	+13.06%	+9.17%
Class E (Est. April 2, 2007)
Excluding sales charge	-2.00%	+19.39%	+13.58%	+11.54%
Including sales charge	-4.45%	+18.79%	+13.29%	+11.35%
Class I (Est. April 2, 2007)
Excluding sales charge	-1.56%	+19.88%	+14.09%	+12.19%
Including sales charge	-1.56%	+19.88%	+14.09%	+12.19%
Class R (Est. December 29, 2005)
Excluding sales charge	-2.30%	+19.03%	+13.35%	+11.25%
Including sales charge	-2.30%	+19.03%	+13.35%	+11.25%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-1.54%	+19.93%	—	+14.76%
Including sales charge	-1.54%	+19.93%	—	+14.76%
Class Y (Est. July 10, 2000)
Excluding sales charge	-1.89%	+19.48%	+13.76%	+9.58%
Including sales charge	-1.89%	+19.48%	+13.76%	+9.58%
Russell Midcap Growth Index	-0.89%	+15.10%	+13.52%	+10.41%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 91. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.30% from April 1, 2021 to March 31, 2022; Class E shares at 1.24% from April 1, 2021 to July 28, 2021, and 1.23% from July 29, 2021 to March 31, 2022; and Class I and Class R6 shares at 0.79% from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.17%	1.94%	1.32%	0.97%	1.56%	0.82%	1.21%
Net expenses (including fee waivers, if any)	1.16%	1.93%	1.23%	0.79%	1.55%	0.79%	1.20%
Type of waiver	Contractual	n/a	Contractual	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance summaries

Delaware Ivy Mid Cap Growth Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Mid Cap Growth Fund — Class I shares	$10,000	$37,366
Russell Midcap Growth Index	$10,000	$35,535
Delaware Ivy Mid Cap Growth Fund — Class A shares	$9,425	$34,885

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 91. Please note additional details on pages 90 through 92.

The graph also assumes $10,000 invested in the Russell Midcap Growth Index as of March 31, 2012. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index, mentioned on page 27, measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WMGAX	466000577
Class C	WMGCX	466000551
Class E	IMCEX	466001500
Class I	IYMIX	466001609
Class R	WMGRX	466000411
Class R6	IGRFX	46600A765
Class Y	WMGYX	466000544

Performance summaries

Delaware Ivy Mid Cap Income Opportunities Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. October 1, 2014)
Excluding sales charge	+5.71%	+10.75%	—	+10.94%
Including sales charge	+1.99%	+9.96%	—	+10.42%
Class C (Est. October 1, 2014)
Excluding sales charge	+4.85%	+9.95%	—	+10.14%
Including sales charge	+3.85%	+9.95%	—	+10.14%
Class I (Est. October 1, 2014)
Excluding sales charge	+6.05%	+11.16%	—	+11.33%
Including sales charge	+6.05%	+11.16%	—	+11.33%
Class R (Est. October 1, 2014)
Excluding sales charge	+5.28%	+10.38%	—	+10.54%
Including sales charge	+5.28%	+10.38%	—	+10.54%
Class R6 (Est. October 1, 2014)
Excluding sales charge	+6.05%	+11.21%	—	+11.37%
Including sales charge	+6.05%	+11.21%	—	+11.37%
Class Y (Est. October 1, 2014)
Excluding sales charge	+5.63%	+10.76%	—	+10.95%
Including sales charge	+5.63%	+10.76%	—	+10.95%
Russell Midcap Index	+6.92%	+12.62%	—	+11.56%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 94. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Mid Cap Income Opportunities Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.34%; Class C shares at 2.06%; Class I and Class R6 shares at 0.83%; Class R shares at 1.80%; and Class Y shares at 1.35% from April 1, 2021 to March 31, 2022. Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. * Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.31%	2.07%	1.06%	1.64%	0.92%	1.31%
Net expenses (including fee waivers, if any)	1.24%	2.00%	0.83%	1.57%	0.83%	1.24%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning October 1, 2014 (Fund’s inception) through March 31, 2022

For period beginning October 1, 2014 through March 31, 2022	Starting value	Ending value
Delaware Ivy Mid Cap Income Opportunities Fund — Class I shares	$10,000	$22,354
Russell Midcap Index	$10,000	$22,157
Delaware Ivy Mid Cap Income Opportunities Fund — Class A shares	$9,425	$21,022

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 94. Please note additional details on pages 93 through 95.

The graph also assumes $10,000 invested in the Russell Midcap Index as of October 1, 2014. The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	IVOAX	46600B102
Class C	IVOCX	46600B201
Class I	IVOIX	46600B409
Class R	IVORX	46600B508
Class R6	IVOSX	46600B607
Class Y	IVOYX	46600B706

Performance summaries

Delaware Ivy Municipal Bond Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 2000)
Excluding sales charge	-5.09%	+1.39%	+1.95%	+3.64%
Including sales charge	-7.42%	+0.88%	+1.70%	+3.52%
Class C (Est. September 21, 1992)
Excluding sales charge	-5.87%	+0.53%	+1.31%	+4.01%
Including sales charge	-6.79%	+0.53%	+1.31%	+4.01%
Class I (Est. November 4, 2009)
Excluding sales charge	-4.96%	+1.54%	+2.13%	+3.06%
Including sales charge	-4.96%	+1.54%	+2.13%	+3.06%
Class R6 (Est. July 5, 2017)
Excluding sales charge	-4.84%	—	—	+1.44%
Including sales charge	-4.84%	—	—	+1.44%
Bloomberg Municipal Bond Index	-4.47%	+2.52%	+2.88%	+3.59%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 97. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%.

Class C shares are sold with a CDSC of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are only available to certain types of investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

On March 7, 2022, the Fund’s Class Y share class liquidated. The Fund’s Class Y share class is no longer available to investors.

Fixed-income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.83% and Class I shares at 0.70%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	0.90%	1.73%	0.74%	0.60%
Acquired fund fees and expenses**	0.01%	0.01%	0.01%	0.01%
Net expenses (including fee waivers, if any)	0.84%	1.74%	0.71%	0.61%
Type of waiver	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.
**	Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment companies (RICs) in which the Fund invested during the last fiscal year. The actual acquired fund fees and expenses will vary with changes in the allocations of the Fund’s assets. The acquired fund fees and expenses shown are based on the total expense ratio of the RICs for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

Performance summaries

Delaware Ivy Municipal Bond Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$13,285
Delaware Ivy Municipal Bond Fund — Class I shares	$10,000	$12,346
Delaware Ivy Municipal Bond Fund — Class A shares	$9,550	$11,833

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 97. Please note additional details on pages 96 through 98.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of March 31, 2012. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WMBAX	466000841
Class C	WMBCX	466000825
Class I	IMBIX	46601B101
Class R6	IMBNX	46600A211
Class Y	WMBYX	466000817

Performance summaries

Delaware Ivy Municipal High Income Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. May 18, 2009)
Excluding sales charge	-1.44%	+2.66%	+3.26%	+5.42%
Including sales charge	-3.92%	+2.15%	+3.01%	+5.21%
Class C (Est. May 18, 2009)
Excluding sales charge	-2.12%	+1.95%	+2.67%	+4.93%
Including sales charge	-3.07%	+1.95%	+2.67%	+4.93%
Class I (Est. December 30, 1998)
Excluding sales charge	-1.16%	+2.93%	+3.49%	+4.41%
Including sales charge	-1.16%	+2.93%	+3.49%	+4.41%
Class R6 (Est. July 5, 2017)
Excluding sales charge	-1.15%	—	—	+2.81%
Including sales charge	-1.15%	—	—	+2.81%
Class Y (Est. May 18, 2009)
Excluding sales charge	-1.44%	+2.67%	+3.27%	+5.33%
Including sales charge	-1.44%	+2.67%	+3.27%	+5.33%
Bloomberg Municipal Bond Index	-4.47%	+2.52%	+2.88%	+4.24%*
Bloomberg High-Yield Municipal Bond Index	-1.35%	+5.25%	+5.44%	—

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 100. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%.

Class C shares are sold with a CDSC of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are only available to certain types of investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Municipal High Income Fund

Fixed-income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration measures a bond’s sensitivity to interest rates, by indicating the approximate percentage of change in a bond or bond fund’s price given a 1% change in interest rates.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class C shares at 1.58%, Class I shares at 0.61%, and Class Y shares at 0.94% from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.89%	1.68%	0.74%	0.60%	0.99%
Net expenses (including fee waivers, if any)	0.89%	1.58%	0.61%	0.60%	0.94%
Type of waiver	n/a	Contractual	Contractual	n/a	Contractual

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Bloomberg High-Yield Municipal Bond Index	$10,000	$17,625
Delaware Ivy Municipal High Income Fund — Class I shares	$10,000	$14,092
Delaware Ivy Municipal High Income Fund — Class A shares	$9,550	$13,452
Bloomberg Municipal Bond Index	$10,000	$13,285

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 100. Please note additional details on pages 99 through 101.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index and the Bloomberg High-Yield Municipal Bond Index as of March 31, 2012. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market. The Bloomberg High-Yield Municipal Bond Index measures the total return performance of the long-term, non-investment-grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IYIAX	466001849
Class C	IYICX	466001765
Class I	WYMHX	466001757
Class R6	IYINX	46600A195
Class Y	IYIYX	466001740

Performance summaries

Delaware Ivy Securian Core Bond Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. August 14, 1987)
Excluding sales charge	-3.95%	+2.21%	+2.68%	+5.20%
Including sales charge	-6.38%	+1.70%	+2.42%	+5.12%
Class C (Est. December 8, 2003)
Excluding sales charge	-4.71%	+1.45%	+2.07%	+2.80%
Including sales charge	-5.65%	+1.45%	+2.07%	+2.80%
Class E (Est. April 2, 2007)
Excluding sales charge	-4.03%	+2.18%	+2.63%	+3.04%
Including sales charge	-6.45%	+1.67%	+2.37%	+2.87%
Class I (Est. April 2, 2007)
Excluding sales charge	-3.55%	+2.68%	+3.07%	+3.50%
Including sales charge	-3.55%	+2.68%	+3.07%	+3.50%
Class R (Est. December 19, 2012)
Excluding sales charge	-4.28%	+1.91%	—	+2.02%
Including sales charge	-4.28%	+1.91%	—	+2.02%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-3.55%	+2.67%	—	+2.82%
Including sales charge	-3.55%	+2.67%	—	+2.82%
Class Y (Est. December 8, 2003)
Excluding sales charge	-3.94%	+2.25%	+2.73%	+3.23%
Including sales charge	-3.94%	+2.25%	+2.73%	+3.23%
Bloomberg US Aggregate Index	-4.15%	+2.14%	+2.24%	+3.56%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 104. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Fixed-income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 0.95%, and Class I and Class R6 shares at 0.45% from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Performance summaries

Delaware Ivy Securian Core Bond Fund

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.97%	1.74%	1.14%	0.72%	1.30%	0.57%	0.97%
Net expenses (including fee waivers, if any)	0.87%	1.64%	0.95%	0.45%	1.20%	0.45%	0.87%
Type of waiver	n/a	n/a	Contractual	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Securian Core Bond Fund — Class I shares	$10,000	$13,533
Delaware Ivy Securian Core Bond Fund — Class A shares	$9,550	$12,696
Bloomberg US Aggregate Index	$10,000	$12,480

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 4.50%.The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 104. Please note additional details on pages 102 through 105.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2012. The Bloomberg US Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, US government, mortgage- and asset-backed securities with at least one year to maturity and at least $300 million par amount outstanding.

The S&P 500 Index, mentioned on page 38, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IBOAX	465898344
Class C	IBOCX	465898328
Class E	IVBEX	465898138
Class I	IVBIX	465897775
Class R	IYBDX	465899524
Class R6	IBNDX	46600A302
Class Y	IBOYX	465898575

Performance summaries

Delaware Ivy Small Cap Growth Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-8.23%	+12.70%	+12.26%	+7.76%
Including sales charge	-11.45%	+11.91%	+11.86%	+7.58%
Class C (Est. September 21, 1992)
Excluding sales charge	-8.89%	+11.87%	+11.67%	+12.47%
Including sales charge	-9.43%	+11.87%	+11.67%	+12.47%
Class E (Est. April 2, 2007)
Excluding sales charge	-8.22%	+12.68%	+12.21%	+10.13%
Including sales charge	-10.50%	+12.11%	+11.92%	+9.94%
Class I (Est. April 2, 2007)
Excluding sales charge	-7.88%	+13.11%	+12.67%	+10.78%
Including sales charge	-7.88%	+13.11%	+12.67%	+10.78%
Class R (Est. December 29, 2005)
Excluding sales charge	-8.57%	+12.33%	+11.95%	+9.76%
Including sales charge	-8.57%	+12.33%	+11.95%	+9.76%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-7.88%	+13.17%	—	+12.24%
Including sales charge	-7.88%	+13.17%	—	+12.24%
Class Y (Est. December 29, 1995)
Excluding sales charge	-8.19%	+12.74%	+12.35%	+11.11%
Including sales charge	-8.19%	+12.74%	+12.35%	+11.11%
Russell 2000 Growth Index	-14.33%	+10.33%	+11.21%	+8.81%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 107. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class E shares are sold with a front-end sales charge of 2.50% and have an annual 12b-1 fee of 0.25% of average daily net assets. A 1.00% CDSC is imposed only on Class E shares that were purchased at net asset value (NAV) for $250,000 or more that are subsequently redeemed within 12 months of purchase.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors.

Investing in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in Initial Public Offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows Class C shares at 2.04% from April 1, 2021 to March 31, 2022; Class E shares at 1.30% from April 1, 2021 to July 28, 2021, and 1.29% from July 29, 2021 to March 31, 2022; and Class I and Class R6 shares at 0.89% from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.26%	2.04%	1.43%	1.03%	1.62%	0.87%	1.26%
Acquired fund fees and expenses**	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Net expenses (including fee waivers, if any)	1.27%	2.05%	1.30%	0.90%	1.63%	0.88%	1.27%
Type of waiver	n/a	Contractual	Contractual	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.
**	Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the registered investment company (RIC) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the RIC for the RICs’ most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

Performance summaries

Delaware Ivy Small Cap Growth Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Small Cap Growth Fund — Class I shares	$10,000	$32,980
Delaware Ivy Small Cap Growth Fund — Class A shares	$9,425	$30,674
Russell 2000 Growth Index	$10,000	$28,939

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 107. Please note additional details on pages 106 through 109.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of March 31, 2012. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 41, measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Growth Index, mentioned on page 41, measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Growth Index, mentioned on page 41, measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WSGAX	466000502
Class C	WRGCX	466000700
Class E	ISGEX	466001880
Class I	IYSIX	466001872
Class R	WSGRX	466000445
Class R6	IRGFX	46600A732
Class Y	WSCYX	466000809

Performance summaries

Delaware Ivy Smid Cap Core Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. January 31, 1997)
Excluding sales charge	-1.21%	+8.30%	+10.76%	+9.12%
Including sales charge	-4.66%	+7.53%	+10.37%	+8.96%
Class C (Est. December 8, 2003)
Excluding sales charge	-1.93%	+7.53%	+10.17%	+8.21%
Including sales charge	-2.72%	+7.53%	+10.17%	+8.21%
Class I (Est. April 2, 2007)
Excluding sales charge	-0.79%	+8.77%	+11.26%	+8.25%
Including sales charge	-0.79%	+8.77%	+11.26%	+8.25%
Class R (Est. December 19, 2012)
Excluding sales charge	-1.57%	+8.00%	—	+10.74%
Including sales charge	-1.57%	+8.00%	—	+10.74%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-0.79%	+8.82%	—	+9.73%
Including sales charge	-0.79%	+8.82%	—	+9.73%
Class Y (Est. December 8, 2003)
Excluding sales charge	-1.19%	+8.37%	+10.92%	+8.84%
Including sales charge	-1.19%	+8.37%	+10.92%	+8.84%
Russell 2500 Index	+0.34%	+11.57%	+12.09%	+8.98%*
Russell 2000 Index	-5.79%	+9.74%	+11.04%	+7.99%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 111. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class I shares and Class R6 shares at 0.89% from April 1, 2021 to March 31, 2022.* Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.41%	2.12%	1.09%	1.67%	0.95%	1.34%
Net expenses (including fee waivers, if any)	1.38%	2.09%	0.89%	1.64%	0.89%	1.31%
Type of waiver	n/a	n/a	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance summaries

Delaware Ivy Smid Cap Core Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 2500 Index	$10,000	$31,300
Delaware Ivy Smid Cap Core Fund — Class I shares	$10,000	$29,077
Russell 2000 Index	$10,000	$28,500
Delaware Ivy Smid Cap Core Fund — Class A shares	$9,425	$26,828

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 111. Please note additional details on pages 110 through 113.

The graph also assumes $10,000 invested in the Russell 2500 Index and the Russell 2000 Index as of March 31, 2012. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index, representing approximately 10% of the total market capitalization of that index.

The Russell Midcap Index, mentioned on page 44, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 1000 Index, mentioned on page 44, measures the performance of the large-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 44, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 44, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IYSAX	465898435
Class C	IYSCX	465898419
Class I	IVVIX	465899813
Class R	IYSMX	465899540
Class R6	ISPVX	46600A724
Class Y	IYSYX	465898393

Performance summaries

Delaware Ivy Systematic Emerging Markets Equity Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. October 25, 1993)
Excluding sales charge	-19.25%	+6.45%	+5.49%	+4.74%
Including sales charge	-22.08%	+5.70%	+5.11%	+4.61%
Class C (Est. April 30, 1996)
Excluding sales charge	-19.83%	+5.72%	+4.84%	+5.08%
Including sales charge	-20.63%	+5.72%	+4.84%	+5.08%
Class I (Est. April 2, 2007)
Excluding sales charge	-18.96%	+6.92%	+5.93%	+5.12%
Including sales charge	-18.96%	+6.92%	+5.93%	+5.12%
Class R (Est. December 19, 2012)
Excluding sales charge	-19.51%	+6.16%	—	+5.49%
Including sales charge	-19.51%	+6.16%	—	+5.49%
Class R6 (Est. July 31, 2014)
Excluding sales charge	-18.89%	+6.95%	—	+5.68%
Including sales charge	-18.89%	+6.95%	—	+5.68%
Class Y (Est. July 24, 2003)
Excluding sales charge	-19.23%	+6.54%	+5.59%	+9.32%
Including sales charge	-19.23%	+6.54%	+5.59%	+9.32%
MSCI Emerging Markets Index (gross)	-11.08%	+6.35%	+3.73%	+7.05%*
MSCI Emerging Markets Index (net)	-11.37%	+5.98%	+3.36%	+6.49%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 115. Performance would have been lower had expense limitations not been in effect.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.56% and Class I shares and R6 shares at 0.99%, from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.39%	2.10%	1.10%	1.69%	0.95%	1.34%
Net expenses (including fee waivers, if any)	1.39%	2.10%	0.99%	1.69%	0.95%	1.34%
Type of waiver	Contractual	n/a	Contractual	n/a	Contractual	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance summaries

Delaware Ivy Systematic Emerging Markets Equity Fund

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Delaware Ivy Systematic Emerging Markets Equity Fund — Class I shares	$10,000	$17,784
Delaware Ivy Systematic Emerging Markets Equity Fund — Class A shares	$9,425	$16,466
MSCI Emerging Markets Index (gross)	$10,000	$14,422
MSCI Emerging Markets Index (net)	$10,000	$13,914

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 115. Please note additional details on pages 114 through 116.

The graph also assumes $10,000 invested in the MSCI Emerging Markets Index (gross) and MSCI Emerging Markets Index (net) as of March 31, 2012. The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IPOAX	465897866
Class C	IPOCX	465897643
Class I	IPOIX	465899854
Class R	IYPCX	465899383
Class R6	IMEGX	46600A708
Class Y	IPOYX	465898674

Performance summaries

Delaware Ivy Value Fund

March 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888 923-3355 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 16, 1994)
Excluding sales charge	+17.35%	+11.11%	+11.12%	+7.77%
Including sales charge	+13.24%	+10.32%	+10.73%	+7.63%
Class C (Est. December 8, 2003)
Excluding sales charge	+16.32%	+10.25%	+10.51%	+7.89%
Including sales charge	+15.32%	+10.25%	+10.51%	+7.89%
Class I (Est. April 2, 2007)
Excluding sales charge	+17.61%	+11.41%	+11.47%	+7.87%
Including sales charge	+17.61%	+11.41%	+11.47%	+7.87%
Class R (Est. December 19, 2012)
Excluding sales charge	+16.99%	+10.75%	—	+11.20%
Including sales charge	+16.99%	+10.75%	—	+11.20%
Class R6 (Est. July 31, 2014)
Excluding sales charge	+17.81%	+11.60%	—	+9.45%
Including sales charge	+17.81%	+11.60%	—	+9.45%
Class Y (Est. December 19, 2019)
Excluding sales charge	+17.32%	+11.05%	+11.15%	+8.44%
Including sales charge	+17.32%	+11.05%	+11.15%	+8.44%
Russell 1000 Value Index	+11.67%	+10.29%	+11.70%	+7.36%*

*	The benchmark lifetime return is for Class I share comparison only and is calculated using the month end prior to the Fund’s Class I inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 118. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service (12b-1) fee.

Performance summaries

Delaware Ivy Value Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company, the Fund’s investment manager; Delaware Distributors, L.P., the Fund’s distributor; and/or Waddell & Reed Services Company, doing business as WISC, the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.20%; and Class I shares at 0.92% from April 1, 2021 to March 31, 2022.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.20%	1.99%	0.92%	1.57%	0.76%	1.18%
Net expenses (including fee waivers, if any)	1.20%	1.99%	0.92%	1.57%	0.76%	1.18%
Type of waiver	Contractual	n/a	Contractual	n/a	n/a	n/a

*	The aggregate contractual waiver period covering this report is from July 31, 2020 through July 29, 2022.

Performance of a $10,000 investment1

For period beginning March 31, 2012 through March 31, 2022

For period beginning March 31, 2012 through March 31, 2022	Starting value	Ending value
Russell 1000 Value Index	$10,000	$30,235
Delaware Ivy Value Fund — Class I shares	$10,000	$29,629
Delaware Ivy Value Fund — Class A shares	$9,425	$27,700

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 3.50% to 5.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 118. Please note additional details on pages 117 through 119.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2012. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses

	Nasdaq
	symbols	CUSIPs
Class A	IYVAX	465898385
Class C	IYVCX	465898369
Class I	IYAIX	465899789
Class R	IYVLX	465899532
Class R6	IVALX	46600A716
Class Y	IYVYX	465898351

Disclosure of Fund expenses

For the six-month period from October 1, 2021 to March 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2021 to March 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Ivy Core Equity Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,036.30	0.97%	$4.93
Class C	1,000.00	1,032.00	1.88%	9.52
Class E	1,000.00	1,036.50	0.97%	4.93
Class I	1,000.00	1,037.20	0.78%	3.96
Class R	1,000.00	1,034.30	1.39%	7.05
Class R6	1,000.00	1,038.10	0.64%	3.25
Class Y	1,000.00	1,036.90	0.84%	4.26
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.09	0.97%	$4.89
Class C	1,000.00	1,015.56	1.88%	9.45
Class E	1,000.00	1,020.09	0.97%	4.89
Class I	1,000.00	1,021.04	0.78%	3.93
Class R	1,000.00	1,018.00	1.39%	6.99
Class R6	1,000.00	1,021.74	0.64%	3.23
Class Y	1,000.00	1,020.74	0.84%	4.23

Delaware Ivy Global Bond Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$943.00	0.96%	$4.65
Class C	1,000.00	939.40	1.72%	8.32
Class I	1,000.00	944.10	0.74%	3.59
Class R	1,000.00	940.70	1.44%	6.97
Class R6	1,000.00	944.40	0.70%	3.40
Class Y	1,000.00	944.00	0.96%	4.65
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.14	0.96%	$4.84
Class C	1,000.00	1,016.36	1.72%	8.65
Class I	1,000.00	1,021.24	0.74%	3.73
Class R	1,000.00	1,017.75	1.44%	7.24
Class R6	1,000.00	1,021.44	0.70%	3.53
Class Y	1,000.00	1,020.14	0.96%	4.84

Disclosure of Fund expenses

Delaware Ivy Global Equity Income Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$982.70	1.22%	$6.03
Class C	1,000.00	978.30	2.09%	10.31
Class E	1,000.00	983.00	1.09%	5.39
Class I	1,000.00	984.20	0.91%	4.50
Class R	1,000.00	981.10	1.55%	7.65
Class R6	1,000.00	985.40	0.80%	3.96
Class Y	1,000.00	982.70	1.18%	5.83
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,014.51	2.09%	10.50
Class E	1,000.00	1,019.50	1.09%	5.49
Class I	1,000.00	1,020.39	0.91%	4.58
Class R	1,000.00	1,017.20	1.55%	7.80
Class R6	1,000.00	1,020.94	0.80%	4.03
Class Y	1,000.00	1,019.05	1.18%	5.94

Delaware Ivy Global Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	969.40	1.26%	$6.19
Class C	1,000.00	964.60	2.26%	11.07
Class I	1,000.00	970.60	1.06%	5.21
Class R	1,000.00	967.60	1.65%	8.09
Class R6	1,000.00	971.20	0.89%	4.37
Class Y	1,000.00	969.30	1.28%	6.28
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.26%	$6.34
Class C	1,000.00	1,013.66	2.26%	11.35
Class I	1,000.00	1,019.65	1.06%	5.34
Class R	1,000.00	1,016.70	1.65%	8.30
Class R6	1,000.00	1,020.49	0.89%	4.48
Class Y	1,000.00	1,018.55	1.28%	6.44

Delaware Ivy Government Money Market Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,000.20	0.09%	$0.45
Class C	1,000.00	1,000.20	0.09%	0.45
Class E	1,000.00	1,000.20	0.09%	0.45
Class R6	1,000.00	1,000.10	0.08%	0.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,024.48	0.09%	$0.45
Class C	1,000.00	1,024.48	0.09%	0.45
Class E	1,000.00	1,024.48	0.09%	0.45
Class R6	1,000.00	1,024.53	0.08%	0.40

Delaware Ivy High Income Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$979.60	0.97%	$4.79
Class C	1,000.00	976.10	1.66%	8.18
Class E	1,000.00	979.20	1.04%	5.13
Class I	1,000.00	980.70	0.75%	3.70
Class R	1,000.00	977.70	1.35%	6.66
Class R6	1,000.00	981.30	0.61%	3.01
Class Y	1,000.00	979.60	0.97%	4.79
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.09	0.97%	$4.89
Class C	1,000.00	1,016.65	1.66%	8.35
Class E	1,000.00	1,019.75	1.04%	5.24
Class I	1,000.00	1,021.19	0.75%	3.78
Class R	1,000.00	1,018.20	1.35%	6.79
Class R6	1,000.00	1,021.89	0.61%	3.07
Class Y	1,000.00	1,020.09	0.97%	4.89

Disclosure of Fund expenses

Delaware Ivy International Core Equity Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$946.60	1.23%	$5.97
Class C	1,000.00	943.30	1.92%	9.30
Class E	1,000.00	946.60	1.17%	5.68
Class I	1,000.00	948.50	0.79%	3.84
Class R	1,000.00	945.10	1.53%	7.42
Class R6	1,000.00	948.60	0.79%	3.84
Class Y	1,000.00	946.70	1.18%	5.73
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.23%	$6.19
Class C	1,000.00	1,015.36	1.92%	9.65
Class E	1,000.00	1,019.10	1.17%	5.89
Class I	1,000.00	1,020.99	0.79%	3.98
Class R	1,000.00	1,017.30	1.53%	7.70
Class R6	1,000.00	1,020.99	0.79%	3.98
Class Y	1,000.00	1,019.05	1.18%	5.94

Delaware Ivy International Value Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$910.10	1.47%	$7.00
Class C	1,000.00	905.90	2.32%	11.02
Class I	1,000.00	911.70	1.09%	5.20
Class R	1,000.00	908.60	1.67%	7.95
Class R6	1,000.00	912.50	0.93%	4.43
Class Y	1,000.00	910.40	1.33%	6.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.47%	$7.39
Class C	1,000.00	1,013.36	2.32%	11.65
Class I	1,000.00	1,019.50	1.09%	5.49
Class R	1,000.00	1,016.60	1.67%	8.40
Class R6	1,000.00	1,020.29	0.93%	4.68
Class Y	1,000.00	1,018.30	1.33%	6.69

Delaware Ivy Large Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,015.10	0.93%	$4.67
Class C	1,000.00	1,010.50	1.81%	9.08
Class E	1,000.00	1,014.50	1.10%	5.52
Class I	1,000.00	1,016.60	0.64%	3.22
Class R	1,000.00	1,013.00	1.36%	6.83
Class R6	1,000.00	1,016.70	0.64%	3.22
Class Y	1,000.00	1,015.00	0.96%	4.82
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.29	0.93%	$4.68
Class C	1,000.00	1,015.91	1.81%	9.10
Class E	1,000.00	1,019.45	1.10%	5.54
Class I	1,000.00	1,021.74	0.64%	3.23
Class R	1,000.00	1,018.15	1.36%	6.84
Class R6	1,000.00	1,021.74	0.64%	3.23
Class Y	1,000.00	1,020.14	0.96%	4.84

Delaware Ivy Limited-Term Bond Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$966.50	0.90%	$4.41
Class C	1,000.00	962.70	1.70%	8.32
Class E	1,000.00	966.70	0.86%	4.22
Class I	1,000.00	967.40	0.69%	3.39
Class R	1,000.00	964.50	1.30%	6.37
Class R6	1,000.00	968.20	0.53%	2.60
Class Y	1,000.00	966.40	0.91%	4.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,016.45	1.70%	8.55
Class E	1,000.00	1,020.64	0.86%	4.33
Class I	1,000.00	1,021.49	0.69%	3.48
Class R	1,000.00	1,018.45	1.30%	6.54
Class R6	1,000.00	1,022.29	0.53%	2.67
Class Y	1,000.00	1,020.39	0.91%	4.58

Disclosure of Fund expenses

Delaware Ivy Managed International Opportunities Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$909.90	0.46%	$2.19
Class C	1,000.00	904.50	1.25%	5.93
Class I	1,000.00	911.90	0.16%	0.76
Class R	1,000.00	908.90	0.70%	3.33
Class R6	1,000.00	911.90	0.18%	0.86
Class Y	1,000.00	910.50	0.38%	1.81
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,022.64	0.46%	$2.32
Class C	1,000.00	1,018.70	1.25%	6.29
Class I	1,000.00	1,024.13	0.16%	0.81
Class R	1,000.00	1,021.44	0.70%	3.53
Class R6	1,000.00	1,024.03	0.18%	0.91
Class Y	1,000.00	1,023.04	0.38%	1.92

Delaware Ivy Mid Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$899.30	1.11%	$5.26
Class C	1,000.00	895.60	1.94%	9.17
Class E	1,000.00	898.80	1.23%	5.82
Class I	1,000.00	900.80	0.79%	3.74
Class R	1,000.00	897.40	1.54%	7.28
Class R6	1,000.00	900.90	0.79%	3.74
Class Y	1,000.00	899.30	1.12%	5.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.11%	$5.59
Class C	1,000.00	1,015.26	1.94%	9.75
Class E	1,000.00	1,018.80	1.23%	6.19
Class I	1,000.00	1,020.99	0.79%	3.98
Class R	1,000.00	1,017.25	1.54%	7.75
Class R6	1,000.00	1,020.99	0.79%	3.98
Class Y	1,000.00	1,019.35	1.12%	5.64

Delaware Ivy Mid Cap Income Opportunities Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,014.90	1.22%	$6.13
Class C	1,000.00	1,011.30	1.94%	9.73
Class I	1,000.00	1,016.90	0.83%	4.17
Class R	1,000.00	1,013.20	1.57%	7.88
Class R6	1,000.00	1,016.90	0.83%	4.17
Class Y	1,000.00	1,014.80	1.24%	6.23
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,015.26	1.94%	9.75
Class I	1,000.00	1,020.79	0.83%	4.18
Class R	1,000.00	1,017.10	1.57%	7.90
Class R6	1,000.00	1,020.79	0.83%	4.18
Class Y	1,000.00	1,018.75	1.24%	6.24

Delaware Ivy Municipal Bond Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$943.80	0.83%	$4.02
Class C	1,000.00	940.20	1.61%	7.79
Class I	1,000.00	944.50	0.70%	3.40
Class R6	1,000.00	945.10	0.56%	2.72
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.79	0.83%	$4.18
Class C	1,000.00	1,016.90	1.61%	8.10
Class I	1,000.00	1,021.44	0.70%	3.53
Class R6	1,000.00	1,022.14	0.56%	2.82

Disclosure of Fund expenses

Delaware Ivy Municipal High Income Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$958.30	0.90%	$4.39
Class C	1,000.00	955.00	1.58%	7.70
Class I	1,000.00	959.60	0.61%	2.98
Class R6	1,000.00	959.60	0.61%	2.98
Class Y	1,000.00	958.20	0.91%	4.44
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,017.05	1.58%	7.95
Class I	1,000.00	1,021.89	0.61%	3.07
Class R6	1,000.00	1,021.89	0.61%	3.07
Class Y	1,000.00	1,020.39	0.91%	4.58

Delaware Ivy Securian Core Bond Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$936.90	0.87%	$4.20
Class C	1,000.00	933.20	1.67%	8.05
Class E	1,000.00	936.50	0.95%	4.59
Class I	1,000.00	938.90	0.45%	2.17
Class R	1,000.00	935.30	1.22%	5.89
Class R6	1,000.00	938.90	0.45%	2.17
Class Y	1,000.00	937.00	0.86%	4.15
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.59	0.87%	$4.38
Class C	1,000.00	1,016.60	1.67%	8.40
Class E	1,000.00	1,020.19	0.95%	4.78
Class I	1,000.00	1,022.69	0.45%	2.27
Class R	1,000.00	1,018.85	1.22%	6.14
Class R6	1,000.00	1,022.69	0.45%	2.27
Class Y	1,000.00	1,020.64	0.86%	4.33

Delaware Ivy Small Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$900.70	1.26%	$5.97
Class C	1,000.00	897.60	2.04%	9.65
Class E	1,000.00	901.00	1.29%	6.11
Class I	1,000.00	902.60	0.89%	4.22
Class R	1,000.00	898.80	1.62%	7.67
Class R6	1,000.00	902.50	0.88%	4.17
Class Y	1,000.00	900.90	1.25%	5.92
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.65	1.26%	$6.34
Class C	1,000.00	1,014.76	2.04%	10.25
Class E	1,000.00	1,018.50	1.29%	6.49
Class I	1,000.00	1,020.49	0.89%	4.48
Class R	1,000.00	1,016.85	1.62%	8.15
Class R6	1,000.00	1,020.54	0.88%	4.43
Class Y	1,000.00	1,018.70	1.25%	6.29

Delaware Ivy Smid Cap Core Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$991.00	1.33%	$6.60
Class C	1,000.00	987.00	2.08%	10.30
Class I	1,000.00	992.90	0.89%	4.42
Class R	1,000.00	988.80	1.64%	8.13
Class R6	1,000.00	992.90	0.89%	4.42
Class Y	1,000.00	991.00	1.29%	6.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.33%	$6.69
Class C	1,000.00	1,014.56	2.08%	10.45
Class I	1,000.00	1,020.49	0.89%	4.48
Class R	1,000.00	1,016.75	1.64%	8.25
Class R6	1,000.00	1,020.49	0.89%	4.48
Class Y	1,000.00	1,018.50	1.29%	6.49

Disclosure of Fund expenses

Delaware Ivy Systematic Emerging Markets Equity Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$841.00	1.34%	$6.17
Class C	1,000.00	838.20	2.06%	9.43
Class I	1,000.00	842.90	0.96%	4.42
Class R	1,000.00	840.00	1.65%	7.55
Class R6	1,000.00	843.10	0.90%	4.12
Class Y	1,000.00	841.50	1.29%	5.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.23	1.34%	$6.77
Class C	1,000.00	1,014.67	2.06%	10.34
Class I	1,000.00	1,020.14	0.96%	4.84
Class R	1,000.00	1,016.72	1.65%	8.28
Class R6	1,000.00	1,020.46	0.90%	4.51
Class Y	1,000.00	1,018.51	1.29%	6.48

Delaware Ivy Value Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/21 to
	10/1/21	3/31/22	Ratio	3/31/22*
Actual Fund return†
Class A	$1,000.00	$1,094.90	1.05%	$5.48
Class C	1,000.00	1,090.10	1.97%	10.27
Class I	1,000.00	1,096.10	0.88%	4.60
Class R	1,000.00	1,092.20	1.63%	8.50
Class R6	1,000.00	1,097.10	0.71%	3.71
Class Y	1,000.00	1,094.90	1.06%	5.53
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.11	1.97%	9.90
Class I	1,000.00	1,020.54	0.88%	4.43
Class R	1,000.00	1,016.80	1.63%	8.20
Class R6	1,000.00	1,021.39	0.71%	3.58
Class Y	1,000.00	1,019.65	1.06%	5.34

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables on the previous pages do not reflect the expenses of any Underlying Funds.

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Core Equity Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	96.18%
Communication Services	5.95%
Consumer Discretionary	7.57%
Consumer Staples	5.63%
Energy	1.74%
Financials	18.90%
Healthcare	13.01%
Industrials	11.66%
Information Technology*	25.88%
Materials	3.01%
Utilities	2.83%
Short-Term Investments	4.05%
Total Value of Securities	100.23%
Liabilities Net of Receivables and Other Assets	(0.23%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Diversified Financial Services, Electronics, Internet, Semiconductors, and Software. As of March 31, 2022, such amounts, as a percentage of total net assets were 4.55%, 2.67%, 2.51%, 2.68%, 2.79%, and 10.68% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	8.81%
UnitedHealth Group	5.16%
Alphabet Class A	4.67%
Apple	4.55%
Costco Wholesale	3.28%
CME Group	3.11%
Danaher	2.96%
Eli Lilly & Co.	2.88%
NextEra Energy	2.83%
United Rentals	2.79%

Security type / country and sector allocations

Delaware Ivy Global Bond Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Agency Mortgage-Backed Security	0.03%
Corporate Bonds	67.50%
Argentina	0.66%
Australia	1.51%
Brazil	3.19%
Canada	1.06%
Chile	5.14%
China	3.35%
Colombia	2.19%
Czech Republic	0.11%
France	1.56%
Germany	2.48%
Guatemala	0.42%
Hong Kong	0.06%
India	5.12%
Indonesia	1.27%
Israel	0.53%
Italy	0.22%
Japan	1.14%
Kuwait	1.11%
Macao	0.33%
Malaysia	1.67%
Mexico	3.79%
Netherlands	3.00%
New Zealand	0.26%
Panama	0.58%
Peru	3.30%
Republic of Korea	2.16%
Saudi Arabia	0.16%
Singapore	0.38%
Spain	0.74%
Switzerland	0.65%
Taiwan	0.99%
Tanzania	0.83%
Thailand	0.38%
United Arab Emirates	1.19%
United Kingdom	3.41%
United States	12.29%
Zambia	0.27%
Sovereign Bonds	9.26%
Albania	0.10%
Argentina	0.39%

Percentage
Security type / country	of net assets
Brazil	0.33%
Chile	0.92%
Colombia	0.45%
Costa Rica	0.22%
Czech Republic	0.14%
Dominican Republic	0.36%
Hungary	0.13%
Indonesia	0.74%
Israel	0.26%
Mexico	0.75%
Morocco	0.46%
Panama	0.38%
Peru	1.20%
Poland	0.14%
Qatar	0.47%
Republic of Korea	0.47%
Saudi Arabia	0.41%
Serbia	0.51%
Uruguay	0.28%
Uzbekistan	0.15%
Supranational Banks	1.57%
US Treasury Obligations	18.83%
Options Purchased	0.03%
Short-Term Investments	2.55%
Securities Lending Collateral	4.71%
Options Written	(0.01%)
Total Value of Securities	104.47%
Obligation to Return Securities Lending Collateral	(4.71%)
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%

Security type / country and sector allocations

Delaware Ivy Global Bond Fund

Percentage
Corporate bonds by sector	of net assets
Banking	0.51%
Basic Materials	3.91%
Communication Services	0.18%
Communications	3.39%
Consumer Cyclical	6.87%
Consumer Non-Cyclical	3.37%
Energy	4.80%
Financials	29.58%
Industrials	3.93%
Information Technology	0.26%
Technology	2.57%
Utilities	8.13%
Total	67.50%

Security type / country and sector allocations

Delaware Ivy Global Equity Income Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	98.83%
Denmark	3.97%
France	12.12%
Germany	11.64%
Ireland	0.01%
Japan	6.04%
Netherlands	3.41%
South Africa	0.00%
Spain	4.68%
Sweden	6.13%
Switzerland	9.78%
United Kingdom	9.64%
United States	31.41%
Exchange-Traded Fund	0.90%
Short-Term Investments	0.03%
Securities Lending Collateral	2.66%
Total Value of Securities	102.42%
Obligation to Return Securities Lending Collateral	(2.66%)
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector ◆	of net assets
Communication Services	2.43%
Consumer Discretionary	10.02%
Consumer Staples*	38.18%
Energy	0.01%
Financials	0.04%
Healthcare*	25.18%
Industrials	9.96%
Information Technology	8.96%
Materials	4.02%
Utilities	0.03%
Total	98.83%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Consumer Staples and Healthcare sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, Household Products/Wares, and Retail. As of March 31, 2022, such amounts, as a percentage of total net assets were 5.74%, 4.81%, 21.67%, 5.95%, and 0.01%, respectively. The Healthcare sector consisted of Healthcare-Products, Healthcare-Services, and Pharmaceuticals. As of March 31, 2022, such amounts, as a percentage of total net assets were 7.66%, 3.82%, and 13.70%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples and Healthcare sector for financial reporting purposes may exceed 25%.

Security type / sector and country allocations

Delaware Ivy Global Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	98.92%
Canada	3.90%
China	1.10%
China/Hong Kong	3.45%
Denmark	1.42%
France	5.52%
Germany	4.92%
India	4.21%
Italy	2.21%
Japan	2.90%
Republic of Korea	1.78%
Taiwan	2.42%
United Kingdom	2.68%
United States	62.41%
Preferred Stock	1.06%
Short-Term Investments	0.37%
Total Value of Securities	100.35%
Liabilities Net of Receivables and Other Assets	(0.35%)
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector	of net assets
Communication Services	9.39%
Consumer Discretionary	14.12%
Consumer Staples	5.71%
Energy	6.22%
Financials	13.42%
Healthcare	13.22%
Industrials	15.07%
Information Technology	21.54%
Materials	1.00%
Utilities	0.29%
Total	99.98%

Security type

Delaware Ivy Government Money Market Fund

As of March 31, 2022 (Unaudited)

Percentage
Security type	of net assets
Agency Obligations	51.52%
Variable Rate Demand Notes	7.47%
Short-Term Investments	40.28%
Total Value of Securities	99.27%
Receivables and Other Assets Net of Liabilities	0.73%
Total Net Assets	100.00%

Security type / sector allocations

Delaware Ivy High Income Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Convertible Bond	0.14%
Corporate Bonds	69.66%
Banking	0.43%
Basic Industry	1.20%
Capital Goods	2.88%
Communications	11.69%
Consumer Cyclical	11.00%
Consumer Non-Cyclical	2.42%
Energy	8.63%
Financial Services	5.01%
Healthcare	6.54%
Insurance	3.47%
Media	7.49%
Real Estate	0.05%
Services	3.03%
Technology	2.33%
Telecommunication Services	0.29%
Transportation	1.84%
Utilities	1.36%
Municipal Bonds	0.79%
Loan Agreements	16.07%

Percentage
Security type / sector	of net assets
Common Stocks	4.43%
Consumer Cyclical	1.79%
Consumer Non-Cyclical	0.00%
Energy	0.72%
Financials	0.05%
Industrials	0.13%
Services	1.74%
Convertible Preferred Stock	1.46%
Preferred Stock	0.06%
Investment Company	0.38%
Warrant	0.02%
Short-Term Investments	2.28%
Securities Lending Collateral	1.35%
Total Value of Securities	96.64%
Obligation to Return Securities Lending Collateral	(1.35%)
Receivables and Other Assets Net of Liabilities	4.71%
Total Net Assets	100.00%

Security type / sector and country allocations

Delaware Ivy International Core Equity Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	97.20%
Australia	1.82%
Austria	1.03%
Brazil	3.27%
Canada	7.39%
China	5.12%
China/Hong Kong	2.08%
Denmark	2.80%
France	12.32%
Germany	11.46%
Italy	0.80%
Japan	13.09%
Mexico	1.62%
Netherlands	2.85%
Norway	1.65%
Republic of Korea	3.71%
Spain	1.25%
Sweden	1.07%
Switzerland	1.92%
Taiwan	1.97%
United Kingdom	12.89%
United States	7.09%
Preferred Stock	1.03%
Short-Term Investments	1.11%
Securities Lending Collateral	0.34%
Total Value of Securities	99.68%
Obligation to Return Securities Lending Collateral	(0.34%)
Receivables and Other Assets Net of Liabilities	0.66%
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector	of net assets
Communication Services	2.25%
Consumer Discretionary	17.98%
Consumer Staples	7.59%
Energy	10.36%
Financials	16.20%
Healthcare	10.93%
Industrials	17.06%
Information Technology	9.90%
Materials	4.04%
Utilities	1.92%
Total	98.23%

Security type / sector and country allocations

Delaware Ivy International Value Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	97.27%
Denmark	5.66%
Finland	0.01%
France	16.80%
Germany	14.09%
Hong Kong	0.01%
Japan	12.30%
Netherlands	4.23%
Spain	6.12%
Sweden	8.61%
Switzerland	15.70%
United Kingdom	13.74%
Exchange-Traded Funds	2.04%
Securities Lending Collateral	3.65%
Total Value of Securities	102.96%
Obligation to Return Securities Lending Collateral	(3.65%)
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector ◆	of net assets
Communication Services	7.48%
Consumer Discretionary	14.71%
Consumer Staples*	31.41%
Energy	0.02%
Financials	0.03%
Healthcare	18.71%
Industrials	10.03%
Information Technology	10.06%
Materials	4.82%
Total	97.27%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of beverages, cosmetics/personal care, food and retail. As of March 31, 2022, such amounts, as a percentage of total net assets were 7.78%, 6.87%, 16.75%, and 0.01%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Large Cap Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	99.81%
Communication Services	12.24%
Consumer Discretionary	12.40%
Consumer Staples	3.00%
Financials	4.22%
Healthcare	10.60%
Industrials	10.18%
Information Technology*	47.17%
Short-Term Investments	0.25%
Securities Lending Collateral	0.15%
Total Value of Securities	100.21%
Obligation to Return Securities Lending Collateral	(0.15%)
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of commercial services, computers, diversified financial services, internet, semiconductors, software, and telecommunications. As of March 31, 2022, such amounts, as a percentage of total net assets were 1.24%, 9.18%, 4.90%, 3.92%, 4.03%, 19.91%, and 3.99% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	12.39%
Apple	9.18%
Amazon.com	7.08%
Alphabet Class A	6.10%
Visa Class A	4.90%
NVIDIA	4.03%
Motorola Solutions	3.99%
VeriSign	3.92%
UnitedHealth Group	3.67%
CoStar Group	3.26%

Security type / sector allocations

Delaware Ivy Limited-Term Bond Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.80%
Agency Commercial Mortgage-Backed Securities	12.05%
Collateralized Debt Obligations	8.08%
Corporate Bonds	62.48%
Banking	11.94%
Basic Industry	1.12%
Brokerage	1.36%
Capital Goods	4.71%
Communications	5.54%
Consumer Cyclical	5.17%
Consumer Non-Cyclical	8.17%
Electric	3.24%
Energy	5.61%
Financials	1.90%
Information Technology	6.18%
Insurance	3.51%
Real Estate Investment Trusts	3.12%
Transportation	0.49%
Utilities	0.42%
Non-Agency Asset-Backed Securities	1.15%
Non-Agency Commercial Mortgage-Backed Security	0.67%
Supranational Bank	0.16%
US Treasury Obligations	13.64%
Short-Term Investments	1.51%
Securities Lending Collateral	0.25%
Total Value of Securities	100.79%
Obligation to Return Securities Lending Collateral	(0.25%)
Liabilities Net of Receivables and Other Assets	(0.54%)
Total Net Assets	100.00%

Security type

Delaware Ivy Managed International Opportunities Fund

As of March 31, 2022 (Unaudited)

Percentage
Security type	of net assets
Affiliated Mutual Funds	99.50%
Short-Term Investments	0.63%
Total Value of Securities	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Mid Cap Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	100.04%
Communication Services	3.48%
Consumer Discretionary	15.57%
Consumer Staples	1.69%
Financials	6.98%
Healthcare	20.66%
Industrials	13.74%
Information Technology*	36.20%
Materials	1.72%
Short-Term Investments	0.52%
Securities Lending Collateral	2.10%
Total Value of Securities Before Options Written	102.66%
Options Written	(0.05%)
Obligation to Return Securities Lending Collateral	(2.10%)
Liabilities Net of Receivables and Other Assets	(0.51%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Advertising, computers, Electronic Component & Equipment, Electronics, Internet, Semiconductors, software, and telecommunications. As of March 31, 2022, such amounts, as a percentage of total net assets were 1.03%, 2.63%, 2.40%, 6.00%, 0.63%, 10.38%, 10.11%, and 3.02% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Dexcom	3.84%
Monolithic Power Systems	3.28%
CoStar Group	3.24%
Arista Networks	3.02%
Chipotle Mexican Grill	2.97%
MarketAxess Holdings	2.64%
Marvell Technology	2.61%
II-VI	2.42%
Teradyne	2.27%
Ulta Beauty	2.26%

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Mid Cap Income Opportunities Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	96.77%
Consumer Discretionary	19.65%
Consumer Staples	5.88%
Financials	19.66%
Healthcare	2.88%
Industrials	16.97%
Information Technology	17.28%
Materials	11.58%
Real Estate	2.87%
Limited Partnerships	1.60%
Short-Term Investments	1.54%
Securities Lending Collateral	3.06%
Total Value of Securities	102.97%
Obligation to Return Securities Lending Collateral	(3.06%)
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Paychex	3.09%
Sonoco Products	3.04%
Arthur J. Gallagher & Co.	3.00%
Ares Management Class A	3.00%
Clorox	2.97%
Fastenal	2.95%
CH Robinson Worldwide	2.94%
National Instruments	2.92%
Sysco	2.91%
Broadridge Financial Solutions	2.91%

Security type / sector / state / territory allocations

Delaware Ivy Municipal Bond Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Municipal Bonds	99.63%
Corporate Revenue Bonds	6.20%
Education Revenue Bonds	5.27%
Electric Revenue Bonds	6.86%
Healthcare Revenue Bonds	12.71%
Housing Revenue Bonds	1.28%
Lease Revenue Bonds	6.20%
Local General Obligation Bonds	5.46%
Pre-Refunded/Escrowed to Maturity Bonds	5.23%
Special Tax Revenue Bonds	19.07%
State General Obligation Bonds	7.62%
Transportation Revenue Bonds	15.47%
Water & Sewer Revenue Bonds	8.26%
Short-Term Investments	0.19%
Total Value of Securities	99.82%
Receivables and Other Assets Net of Liabilities	0.18%
Total Net Assets	100.00%

Percentage
State / territory	of net assets
Alabama	1.14%
Arizona	2.67%
Arkansas	0.13%
California	17.03%
Colorado	0.94%
District of Columbia	1.35%
Florida	5.07%
Georgia	3.26%
Hawaii	0.26%
Illinois	5.48%
Indiana	0.98%
Iowa	0.55%
Louisiana	1.98%
Maine	0.39%
Maryland	2.57%
Michigan	1.77%
Missouri	2.44%
Montana	0.13%
Nebraska	0.73%
New Jersey	1.50%
New York	14.05%
North Carolina	1.44%
Ohio	0.62%
Oregon	1.04%
Pennsylvania	1.37%
Puerto Rico	15.82%
Rhode Island	0.24%
South Carolina	0.05%
Tennessee	0.20%
Texas	11.31%
Utah	0.86%
Washington	1.19%
Wisconsin	1.26%
Total Value of Securities	99.82%

Security type / sector / state / territory allocations

Delaware Ivy Municipal High Income Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Municipal Bonds	96.56%
Corporate Revenue Bonds	17.39%
Education Revenue Bonds	13.09%
Electric Revenue Bonds	3.39%
Healthcare Revenue Bonds	17.17%
Housing Revenue Bond	0.07%
Lease Revenue Bonds	2.03%
Local General Obligation Bonds	2.48%
Pre-Refunded/Escrowed to Maturity Bonds	5.15%
Special Tax Revenue Bonds	14.58%
State General Obligation Bonds	7.95%
Transportation Revenue Bonds	11.90%
Water & Sewer Revenue Bond	1.36%
Short-Term Investments	3.25%
Total Value of Securities	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%

Percentage
State / territory	of net assets
Alabama	4.39%
Arizona	1.94%
California	13.07%
Colorado	3.03%
Connecticut	0.31%
District of Columbia	1.19%
Florida	4.10%
Georgia	1.64%
Hawaii	0.23%
Illinois	5.00%
Indiana	1.33%
Iowa	0.28%
Kansas	0.65%
Kentucky	1.68%
Louisiana	0.00%
Maine	0.12%
Massachusetts	0.85%
Michigan	3.15%
Mississippi	0.44%
Missouri	1.57%
Nevada	1.12%
New Hampshire	0.23%
New Jersey	2.14%
New Mexico	0.56%
New York	6.07%
North Carolina	1.23%
Ohio	2.49%
Oklahoma	0.38%
Oregon	0.63%
Pennsylvania	4.08%
Puerto Rico	19.72%
Rhode Island	0.61%
Texas	10.03%
Utah	0.50%
Vermont	0.13%
Virginia	1.93%
Washington	0.62%
Wisconsin	2.37%
Total Value of Securities	99.81%

Security type / sector allocations

Delaware Ivy Securian Core Bond Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	2.48%
Agency Commercial Mortgage-Backed Securities	0.83%
Agency Mortgage-Backed Securities	3.76%
Corporate Bonds	43.14%
Banking	8.47%
Brokerage	0.82%
Capital Goods	0.20%
Communications	1.37%
Consumer Non-Cyclical	5.63%
Energy	6.15%
Finance Companies	0.83%
Insurance	2.56%
Real Estate Investment Trusts	0.73%
Technology	1.25%
Transportation	5.18%
Utilities	9.95%

Percentage
Security type / sector	of net assets
Municipal Bonds	1.53%
Non-Agency Asset-Backed Securities	10.99%
Non-Agency Collateralized Mortgage Obligations	12.19%
Non-Agency Commercial Mortgage-Backed Securities	5.58%
US Treasury Obligations	17.13%
Preferred Stock	0.48%
Short-Term Investments	2.02%
Securities Lending Collateral	0.94%
Total Value of Securities	101.07%
Obligation to Return Securities Lending Collateral	(0.94%)
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Small Cap Growth Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks ◆	99.64%
Communication Services	3.36%
Consumer Discretionary	15.90%
Consumer Staples	3.49%
Energy	3.10%
Financials	5.79%
Healthcare	22.63%
Industrials	15.96%
Information Technology*	28.62%
Materials	0.43%
REIT Hotel	0.36%
Short-Term Investments	0.46%
Securities Lending Collateral	1.77%
Total Value of Securities	101.87%
Obligation to Return Securities Lending Collateral	(1.77%)
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and Statement of Additional Information, the Industrials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Internet, Semiconductors, Software and Telecommunications. As of March 31, 2022, such amounts, as a percentage of total net assets were 2.25%, 7.98%, 0.16%, 5.60%, 8.45%, and 4.18% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Globant	2.73%
Nexstar Media Group Class A	2.62%
SiTime	2.58%
Knight-Swift Transportation Holdings	2.40%
Switch Class A	2.35%
Tandem Diabetes Care	2.26%
Shift4 Payments Class A	2.25%
Pinnacle Financial Partners	2.24%
Marriott Vacations Worldwide	2.22%
Varonis Systems	2.07%

Security type / sector allocations

Delaware Ivy Smid Cap Core Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.22%
Basic Materials	6.16%
Business Services	4.58%
Capital Goods	9.78%
Communication Services	0.61%
Consumer Discretionary	5.65%
Consumer Services	2.74%
Consumer Staples	3.01%
Credit Cyclicals	2.35%
Energy	5.21%
Financial Services	3.62%
Financials	10.48%
Healthcare	13.58%
Industrials	1.88%
Information Technology	1.05%
Materials	1.75%
Media	1.16%
Real Estate Investment Trusts	5.31%
REIT Diversified	0.59%
REIT Hotel	0.46%
REIT Shopping Center	0.52%
Technology	13.87%
Transportation	2.01%
Utilities	1.85%

Percentage
Security type / sector	of net assets
Securities Lending Collateral	1.48%
Total Value of Securities	99.70%
Obligation to Return Securities Lending Collateral	(1.48%)
Receivables and Other Assets Net of Liabilities	1.78%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Diamondback Energy	2.63%
Quanta Services	1.80%
ExlService Holdings	1.67%
Reliance Steel & Aluminum	1.63%
Huntsman	1.45%
East West Bancorp	1.37%
Catalent	1.18%
Camden Property Trust	1.17%
WNS Holdings ADR	1.11%
Dick’s Sporting Goods	1.08%

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Systematic Emerging Markets Equity Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	95.29%
Communication Services	11.19%
Consumer Discretionary	12.47%
Consumer Staples	6.95%
Energy	3.63%
Financials	16.54%
Healthcare	1.09%
Industrials	7.59%
Information Technology	26.85%
Materials	6.18%
Real Estate	2.58%
Utilities	0.22%
Preferred Stock	2.71%
Securities Lending Collateral	0.41%
Total Value of Securities	98.41%
Obligation to Return Securities Lending Collateral	(0.41%)
Receivables and Other Assets Net of Liabilities	2.00%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Taiwan Semiconductor Manufacturing	11.04%
Samsung Electronics	6.72%
Tencent Holdings	5.41%
ICICI Bank	3.01%
Reliance Industries	2.92%
Bharti Airtel	2.84%
Hyundai Motor	2.38%
China Mengniu Dairy	2.30%
Capitec Bank Holdings	2.25%
Delta Electronics	2.16%

Security type / sector allocation and top 10 equity holdings

Delaware Ivy Value Fund

As of March 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.25%
Communication Services	6.67%
Consumer Discretionary	5.16%
Consumer Staples	6.99%
Energy	7.21%
Financials	21.09%
Healthcare	17.70%
Industrials	10.52%
Information Technology	9.19%
Materials	4.11%
Real Estate	4.83%
Utilities	4.78%
Short-Term Investments	1.80%
Total Value of Securities	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Walmart	3.79%
EOG Resources	3.76%
Anthem	3.52%
Marathon Petroleum	3.45%
McKesson	3.21%
Philip Morris International	3.21%
Raytheon Technologies	3.12%
CVS Health	3.02%
Regeneron Pharmaceuticals	2.89%
Allstate	2.87%

Schedules of investments

Delaware Ivy Core Equity Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 96.18% ◆
Communication Services — 5.95%
Alphabet Class A †	78,253	$217,648,981
Take-Two Interactive Software †	388,678	59,755,356
		277,404,337
Consumer Discretionary — 7.57%
Amazon.com †	26,229	85,505,229
Aptiv †	698,415	83,607,260
AutoZone †	38,842	79,415,576
Booking Holdings †	34,492	81,002,737
NIKE Class B	176,205	23,710,145
		353,240,947
Consumer Staples — 5.63%
Costco Wholesale	265,751	153,032,713
Sysco	1,339,458	109,366,746
		262,399,459
Energy — 1.74%
ConocoPhillips	813,293	81,329,300
		81,329,300
Financials — 18.90%
American Express	466,848	87,300,576
Aon Class A *	193,871	63,130,214
Artisan Partners Asset Management Class A	1,508,714	59,367,896
Blackstone	706,562	89,690,980
Charles Schwab	1,233,271	103,977,078
CME Group	609,398	144,951,408
Intercontinental Exchange	763,927	100,930,035
KKR & Co.	1,514,719	88,565,620
Morgan Stanley	643,720	56,261,128
Progressive	763,438	87,024,298
		881,199,233
Healthcare — 13.01%
Danaher	470,853	138,115,310
Eli Lilly & Co.	469,635	134,489,375
UnitedHealth Group	471,643	240,523,781
Zoetis	495,280	93,404,855
		606,533,321
Industrials — 11.66%
Airbus ADR †	2,864,691	86,570,962
Caterpillar	286,491	63,835,925
Deere & Co.	201,834	83,853,954
TransUnion	583,128	60,260,447
Union Pacific	436,012	119,122,838
United Rentals †	365,987	130,002,242
		543,646,368
Information Technology — 25.88%
Apple	1,215,061	212,161,801
Applied Materials	23,269	3,066,854
Fiserv †	857,811	86,982,035
Mastercard Class A	348,280	124,468,307
Microchip Technology	943,553	70,898,573
Microsoft	1,333,229	411,047,833
Taiwan Semiconductor Manufacturing ADR	538,434	56,137,129
TE Connectivity	892,332	116,877,645
VeriSign †	561,974	125,016,736
		1,206,656,913
Materials — 3.01%
Linde	306,336	97,852,909
Sherwin-Williams	170,783	42,630,852
		140,483,761
Utilities — 2.83%
NextEra Energy	1,555,370	131,755,393
		131,755,393
Total Common Stocks
(cost $2,596,969,153)		4,484,649,032

Short-Term Investments — 4.05%
Money Market Mutual Fund — 4.05%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	188,840,048	188,840,048
Total Short-Term Investments
(cost $188,840,048)		188,840,048
Total Value of
Securities—100.23%
(cost $2,785,809,201)		$4,673,489,080	■

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
■	Includes $2,362,771 of securities loaned for which the counterparty pledged non-cash collateral valued at $2,419,217.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Global Bond Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Agency Mortgage-Backed Security – 0.03%
Freddie Mac S.F. 30 yr 4.50%
10/1/35	137,063	$145,940
Total Agency Mortgage-Backed Security
(cost $134,104)		145,940

Corporate Bonds – 67.50%
Argentina – 0.66%
Aeropuertos Argentina
2000 144A 8.50% 8/1/31 #	929,421	751,437
Pampa Energia 144A 7.50%
1/24/27 #	2,850,000	2,505,150
		3,256,587
Australia – 1.51%
Ausgrid Finance 144A 3.85%
5/1/23 #	4,400,000	4,430,694
Australia & New Zealand
Banking Group 144A 4.40%
5/19/26 #	3,000,000	3,058,943
		7,489,637
Brazil – 3.19%
Azul Investments
144A 5.875% 10/26/24 #, *	2,000,000	1,762,260
144A 7.25% 6/15/26 #, *	1,300,000	1,097,499
Itau Unibanco Holding 144A
3.25% 1/24/25 #	1,230,000	1,223,050
JSM Global 144A 4.75%
10/20/30 #	3,000,000	2,634,165
Lancer Finance 0.000%
12/12/16 #	6,380,000	0
Nexa Resources 144A 6.50%
1/18/28 #, *	2,200,000	2,340,415
Suzano Austria 6.00% 1/15/29	2,000,000	2,162,660
XP 144A 3.25% 7/1/26 #, *	4,900,000	4,646,523
		15,866,572
Canada – 1.06%
Rogers Communications 144A
3.80% 3/15/32 #	885,000	879,255
Royal Bank of Canada
3.70% 10/5/23	750,000	763,948
4.65% 1/27/26	1,500,000	1,565,053
TransCanada PipeLines 4.25%
5/15/28	2,000,000	2,080,902
		5,289,158
Chile – 5.14%
ATP Tower Holdings 144A
4.05% 4/27/26 #	1,700,000	1,617,133
Banco del Estado de Chile
144A 2.704% 1/9/25 #	1,500,000	1,490,039
Celulosa Arauco y Constitucion
4.50% 8/1/24	4,800,000	4,938,120
Colbun 144A 4.50% 7/10/24 #	5,600,000	5,744,452
Empresa de Transporte de
Pasajeros Metro 144A 3.65%
5/7/30 #	1,200,000	1,196,358
Enel Chile 4.875% 6/12/28	2,080,000	2,158,000
Falabella
144A 3.75% 10/30/27 #	500,000	502,865
144A 4.375% 1/27/25 #	1,000,000	1,048,070
Inversiones Latin America
Power 144A 5.125%
6/15/33 #	2,577,172	2,105,138
Saci Falabella 3.75% 4/30/23	1,850,000	1,882,181
VTR Finance 144A 6.375%
7/15/28 #	2,951,000	2,864,698
		25,547,054
China – 3.35%
Alibaba Group Holding
2.80% 6/6/23	1,600,000	1,594,702
3.40% 12/6/27	3,000,000	2,947,189
Baidu
1.625% 2/23/27	800,000	719,377
3.425% 4/7/30	500,000	480,714
ENN Energy Holdings 144A
2.625% 9/17/30 #	2,000,000	1,796,415
Industrial & Commercial Bank
of China 2.957% 11/8/22	750,000	751,628
Lenovo Group 144A 3.421%
11/2/30 #	800,000	741,353
Prosus 144A 3.68% 1/21/30 #	2,190,000	1,921,200
Sinopec Group Overseas
Development 2018 144A
4.125% 9/12/25 #	2,000,000	2,061,102
Tencent Holdings 144A 2.985%
1/19/23 #	1,800,000	1,799,792
Weibo 3.50% 7/5/24	1,900,000	1,856,328
		16,669,800
Colombia – 2.19%
Banco de Bogota 144A 5.375%
2/19/23 #	2,000,000	2,046,150
Empresas Publicas de Medellin
144A 4.25% 7/18/29 #	2,800,000	2,498,020
Geopark
144A 5.50% 1/17/27 #	3,100,000	2,958,144
144A 6.50% 9/21/24 #	702,000	720,684
Grupo Aval
144A 4.375% 2/4/30 #	1,300,000	1,127,926
144A 4.75% 9/26/22 #	1,500,000	1,511,392
		10,862,316

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Czech Republic – 0.11%
Energo-Pro 144A 8.50%
2/4/27 #	600,000	$570,000
		570,000
France – 1.56%
AXA 5.125% 7/4/43 *, μ	1,700,000	1,983,142
BPCE 2.75% 11/30/27 *, μ	900,000	1,010,435
Electricite de France 2.875%
12/15/26 μ, ψ	1,000,000	1,032,452
Faurecia 3.75% 6/15/28	1,000,000	1,042,525
TotalEnergies 2.708%
5/5/23 μ, ψ	1,500,000	1,681,964
Verallia 1.875% 11/10/31 *	1,000,000	977,674
		7,728,192
Germany – 2.48%
Aroundtown 1.625% 1/31/28 *	1,700,000	1,801,516
Bayer US Finance II 144A
4.25% 12/15/25 #	2,000,000	2,035,933
Deutsche Bank
0.75% 2/17/27 μ	1,300,000	1,362,146
5.625% 5/19/31 μ	1,200,000	1,432,962
Schaeffler 2.875% 3/26/27 *	1,000,000	1,092,298
Volkswagen Leasing 0.50%
1/12/29	1,500,000	1,485,750
Vonovia Finance 2.25% 4/7/30 *	1,500,000	1,671,004
ZF Finance 2.75% 5/25/27 *	1,400,000	1,444,882
		12,326,491
Guatemala – 0.42%
Central American Bottling 144A
5.25% 4/27/29 #	1,500,000	1,494,645
CT Trust 144A 5.125% 2/3/32 #	600,000	600,264
		2,094,909
Hong Kong – 0.06%
AIA Group 144A 3.375%
4/7/30 #	300,000	298,637
		298,637
India – 5.12%
Adani Electricity Mumbai 144A
3.949% 2/12/30 #	1,180,000	1,069,591
Adani Green Energy 144A
4.375% 9/8/24 #, *	2,400,000	2,344,560
Greenko Mauritius 144A 6.25%
2/21/23 #	1,350,000	1,366,335
Greenko Power II 144A 4.30%
12/13/28 #	400,000	375,100
HCL America 144A 1.375%
3/10/26 #	2,250,000	2,062,893
ICICI Bank 144A 4.00%
3/18/26 #	4,000,000	4,037,280
Network i2i 144A 5.65%
1/15/25 #, μ, ψ	750,000	744,341
Power Finance 3.90% 9/16/29 *	3,700,000	3,547,556
Reliance Industries 144A
3.667% 11/30/27 #	3,000,000	2,984,188
State Bank of India
144A 4.375% 1/24/24 #	2,500,000	2,542,523
144A 4.875% 4/17/24 #	2,300,000	2,362,788
Summit Digitel Infrastructure
144A 2.875% 8/12/31 #	2,300,000	1,985,650
		25,422,805
Indonesia – 1.27%
Perusahaan Listrik Negara
144A 5.375% 1/25/29 #	4,800,000	5,152,272
144A 5.45% 5/21/28 #	1,100,000	1,181,488
		6,333,760
Israel – 0.53%
Teva Pharmaceutical Finance
Netherlands III
6.75% 3/1/28 *	1,200,000	1,260,468
7.125% 1/31/25	1,300,000	1,369,153
		2,629,621
Italy – 0.22%
Autostrade per l’Italia 2.00%
12/4/28	1,000,000	1,080,166
		1,080,166
Japan – 1.14%
Mitsubishi UFJ Financial Group
3.287% 7/25/27	1,500,000	1,488,877
Mizuho Financial Group 3.17%
9/11/27	1,500,000	1,479,222
Sumitomo Mitsui Financial
Group 3.748% 7/19/23	2,650,000	2,689,827
		5,657,926
Kuwait – 1.11%
NBK SPC 144A 1.625%
9/15/27 #, μ	6,000,000	5,496,324
		5,496,324
Macao – 0.33%
Sands China
3.80% 1/8/26	250,000	237,813
5.125% 8/8/25	1,400,000	1,394,750
		1,632,563
Malaysia – 1.67%
Genm Capital Labuan 144A
3.882% 4/19/31 #	4,400,000	3,839,889
Gohl Capital 4.25% 1/24/27	4,000,000	3,819,195

Schedules of investments

Delaware Ivy Global Bond Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Malaysia (continued)
Petronas Capital 144A 3.50%
4/21/30 #	650,000	$662,757
		8,321,841
Mexico – 3.79%
Banco Santander Mexico
144A 4.125% 11/9/22 #	3,800,000	3,830,210
144A 5.375% 4/17/25 #	1,150,000	1,201,405
144A 5.95% 10/1/28 #, μ	850,000	870,987
BBVA Bancomer
144A 1.875% 9/18/25 #	1,400,000	1,335,663
144A 5.875% 9/13/34 #, μ	1,700,000	1,677,067
Cemex 144A 5.20% 9/17/30 #	2,000,000	1,993,060
Comision Federal de
Electricidad 144A 3.875%
7/26/33 #	2,250,000	1,978,155
Corp Inmobiliaria Vesta 144A
3.625% 5/13/31 #	1,100,000	1,000,511
Orbia Advance 144A 4.00%
10/4/27 #	2,300,000	2,304,381
Petroleos Mexicanos 6.70%
2/16/32	1,334,000	1,268,687
Trust Fibra Uno 144A 4.869%
1/15/30 #	1,400,000	1,378,419
		18,838,545
Netherlands – 3.00%
ABN AMRO Bank 2.875%
1/18/28 μ	3,800,000	4,273,305
ING Groep
2.125% 5/26/31 *, μ	1,200,000	1,325,602
3.00% 4/11/28 μ	7,800,000	8,824,010
Nobian Finance 3.625%
7/15/26 *	500,000	504,815
		14,927,732
New Zealand – 0.26%
ANZ New Zealand Int’l 144A
3.45% 1/21/28 #	1,300,000	1,303,149
		1,303,149
Panama – 0.58%
AES Panama Generation
Holdings 144A 4.375%
5/31/30 #	2,000,000	1,909,030
Banistmo 144A 4.25%
7/31/27 #	1,000,000	974,525
		2,883,555
Peru – 3.30%
Banco de Credito del Peru
144A 4.25% 4/1/23 #	1,350,000	1,372,261
Banco Internacional del Peru
144A 3.25% 10/4/26 #, *	5,600,000	5,539,912
Corp. Financiera de Desarrollo
144A 2.40% 9/28/27 #	1,300,000	1,198,308
Inkia Energy 144A 5.875%
11/9/27 #	2,000,000	1,934,010
InRetail Shopping Malls 144A
5.75% 4/3/28 #	3,000,000	3,003,557
Kallpa Generacion 144A
4.875% 5/24/26 #	1,000,000	1,029,250
SAN Miguel Industrias Pet
144A 3.50% 8/2/28 #	2,550,000	2,299,870
		16,377,168
Republic of Korea – 2.16%
Harvest Operations 144A
1.00% 4/26/24 #	750,000	720,580
Hyundai Capital Services
144A 1.25% 2/8/26 #	1,800,000	1,653,474
144A 3.00% 8/29/22 #	2,100,000	2,106,152
Kia 144A 1.75% 10/16/26 #	600,000	558,211
LG Chem 144A 1.375%
7/7/26 #	1,500,000	1,385,528
SK Hynix 3.00% 9/17/24	3,850,000	3,823,608
SK Telecom 144A 3.75%
4/16/23 #	500,000	505,720
		10,753,273
Saudi Arabia – 0.16%
Saudi Arabian Oil 144A 1.25%
11/24/23 #	800,000	782,822
		782,822
Singapore – 0.38%
DBS Group Holdings 1.50%
4/11/28 μ	1,700,000	1,894,634
		1,894,634
Spain – 0.74%
Abertis Infraestructuras Finance
3.248% 11/24/25 *, μ, ψ	1,000,000	1,085,375
Banco Santander 2.706%
6/27/24	2,600,000	2,573,788
		3,659,163
Switzerland – 0.65%
Credit Suisse Group 144A
4.282% 1/9/28 #	1,800,000	1,799,992
Holcim Finance Luxembourg
0.50% 4/23/31	1,500,000	1,437,573
		3,237,565
Taiwan – 0.99%
TSMC Global 144A 1.00%
9/28/27 #	5,600,000	4,922,515
		4,922,515

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Tanzania – 0.83%
AngloGold Ashanti Holdings
3.75% 10/1/30	1,450,000	$1,358,570
HTA Group 144A 7.00%
12/18/25 #	2,800,000	2,775,976
		4,134,546
Thailand – 0.38%
Bangkok Bank 144A 4.05%
3/19/24 #	1,200,000	1,223,567
GC Treasury Center 144A
2.98% 3/18/31 #	750,000	688,329
		1,911,896
United Arab Emirates – 1.19%
Abu Dhabi National Energy
144A 4.375% 4/23/25 #	600,000	620,710
Alpha Star Holding III 6.25%
4/20/22	1,000,000	1,001,066
DAE Funding 144A 1.55%
8/1/24 #	1,200,000	1,134,403
DP World Crescent 3.875%
7/18/29	1,150,000	1,157,533
Galaxy Pipeline Assets Bidco
144A 1.75% 9/30/27 #	2,055,165	1,974,363
		5,888,075
United Kingdom – 3.41%
Babcock International Group
1.375% 9/13/27	1,450,000	1,494,067
BAE Systems Holdings 144A
3.80% 10/7/24 #	2,225,000	2,244,900
Barclays
2.00% 2/7/28 μ	4,500,000	5,008,133
4.337% 1/10/28 *	1,800,000	1,831,510
HSBC Holdings 4.583%
6/19/29 μ	1,900,000	1,957,677
Imperial Brands Finance 144A
3.75% 7/21/22 #	2,300,000	2,305,574
NatWest Group 6.00% 12/19/23	2,000,000	2,086,472
		16,928,333
United States – 12.29%
Air Lease 2.875% 1/15/32	1,765,000	1,582,405
Aircastle 4.40% 9/25/23	2,800,000	2,812,519
American Medical Systems
Europe
1.375% 3/8/28	600,000	650,334
1.625% 3/8/31	600,000	647,181
Aptiv 3.25% 3/1/32	405,000	384,368
Autodesk 2.40% 12/15/31	695,000	620,872
Bank of America
2.551% 2/4/28 μ	1,235,000	1,181,238
3.593% 7/21/28 μ	3,175,000	3,184,800
3.648% 3/31/29 μ	1,500,000	1,837,171
4.375% 1/27/27 μ, ψ	850,000	800,955
BP Capital Markets America
2.721% 1/12/32	2,025,000	1,908,168
CDW 3.276% 12/1/28	760,000	717,269
Citigroup
3.057% 1/25/33 μ	1,155,000	1,080,384
3.07% 2/24/28 μ	1,210,000	1,179,830
3.52% 10/27/28 μ	3,125,000	3,099,979
Crown Castle International
4.00% 3/1/27	3,000,000	3,046,718
Discovery Communications
4.00% 9/15/55	900,000	779,816
Duke Energy 2.55% 6/15/31 *	261,000	239,037
Eversource Energy 2.90%
3/1/27	1,275,000	1,251,505
Fells Point Funding Trust 144A
3.046% 1/31/27 #	1,160,000	1,113,901
Ford Motor Credit
2.30% 2/10/25	475,000	451,410
2.90% 2/10/29	695,000	620,023
General Motors Financial
3.10% 1/12/32	410,000	369,016
Goldman Sachs Group
1.542% 9/10/27 μ	670,000	613,267
3.102% 2/24/33 μ	460,000	434,080
3.615% 3/15/28 μ	1,690,000	1,689,739
3.814% 4/23/29 μ	2,600,000	2,622,572
HCA 144A 3.125% 3/15/27 #	660,000	645,919
JBS Finance Luxembourg 144A
3.625% 1/15/32 #	2,865,000	2,627,893
JPMorgan Chase & Co.
2.963% 1/25/33 μ	1,610,000	1,519,501
3.54% 5/1/28 μ	2,132,000	2,140,311
4.00% 4/1/25 μ, ψ	1,250,000	1,181,875
Magallanes
144A 3.755% 3/15/27 #	2,680,000	2,679,592
144A 4.054% 3/15/29 #	450,000	452,752
144A 4.279% 3/15/32 #	465,000	467,645
Mileage Plus Holdings 144A
6.50% 6/20/27 #	1,215,000	1,268,156
Morgan Stanley 2.475%
1/21/28 μ	895,000	854,557
Nucor 3.125% 4/1/32	1,175,000	1,137,144
Sagicor Financial 144A 5.30%
5/13/28 #, *	1,400,000	1,397,165
State Street 2.203% 2/7/28 μ	1,650,000	1,582,984

Schedules of investments

Delaware Ivy Global Bond Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
United States (continued)
US Bancorp
2.215% 1/27/28 μ	970,000	$927,637
2.677% 1/27/33 μ	1,010,000	961,323
Wells Fargo & Co.
3.526% 3/24/28 μ	790,000	789,045
4.30% 7/22/27	3,000,000	3,118,940
Westlake 1.625% 7/17/29	1,200,000	1,284,282
Workday
3.50% 4/1/27	275,000	275,116
3.70% 4/1/29	425,000	426,332
3.80% 4/1/32	445,000	444,703
		61,101,429
Zambia – 0.27%
First Quantum Minerals 144A
6.50% 3/1/24 #	1,350,000	1,360,517
		1,360,517
Total Corporate Bonds (cost $345,663,026)		335,479,276

Sovereign Bonds – 9.26%
Albania – 0.10%
Albania Government
International Bond 144A
3.50% 11/23/31 #	500,000	482,132
Argentina – 0.39%
Argentine Republic Government
International Bonds
0.50% 7/9/30 ~	5,432,000	1,833,354
1.00% 7/9/29	240,499	82,749
		1,916,103
Brazil – 0.33%
Brazilian Government
International Bond 3.75%
9/12/31	1,800,000	1,627,200
Chile – 0.92%
Chile Government International
Bonds
2.55% 7/27/33	3,000,000	2,738,580
4.34% 3/7/42	1,800,000	1,851,201
		4,589,781
Colombia – 0.45%
Colombia Government
International Bonds
3.00% 1/30/30 *	2,300,000	1,984,199
3.125% 4/15/31	300,000	254,400
		2,238,599
Costa Rica – 0.22%
Costa Rica Government
International Bond 144A
4.25% 1/26/23 #	1,100,000	1,112,980
Czech Republic – 0.14%
Czech Republic Government
Bond 2.40% 9/17/25	16,680,000	707,937
Dominican Republic – 0.36%
Dominican Republic
International Bond 144A
5.50% 2/22/29 #	1,800,000	1,782,000
Hungary – 0.13%
Hungary Government Bond
5.50% 6/24/25	222,880,000	653,592
Indonesia – 0.74%
Indonesia Government
International Bonds
2.95% 1/11/23	2,900,000	2,927,187
3.85% 10/15/30 *	700,000	739,375
		3,666,562
Israel – 0.26%
Israel Government International
Bond 2.75% 7/3/30	1,300,000	1,289,016
Mexico – 0.75%
Mexico Government
International Bonds
3.25% 4/16/30 *	1,700,000	1,640,619
3.50% 2/12/34	2,230,000	2,078,338
		3,718,957
Morocco – 0.46%
Morocco Government
International Bond 144A
2.375% 12/15/27 #	2,500,000	2,287,450
Panama – 0.38%
Panama Notas del Tesoro
3.75% 4/17/26	1,900,000	1,911,400
Peru – 1.20%
Peruvian Government
International Bonds
2.783% 1/23/31	2,550,000	2,407,200
2.392% 1/23/26	2,000,000	1,944,380
1.862% 12/1/32	1,900,000	1,628,205
		5,979,785
Poland – 0.14%
Republic of Poland Government
Bond 2.50% 4/25/24 *	3,056,000	686,666
Qatar – 0.47%
Qatar Government International
Bond 3.875% 4/23/23	2,300,000	2,343,157
Republic of Korea – 0.47%
Korea Development Bank
3.25% 2/19/24	2,300,000	2,326,273
Saudi Arabia – 0.41%
Saudi Government International
Bonds 144A 2.875% 3/4/23 #	2,000,000	2,016,040

	Principal	Value
	amount°	(US $)
Sovereign Bonds (continued)
Serbia − 0.51%
Serbia International Bonds
144A 2.125% 12/1/30 #	1,600,000	$1,343,280
1.65% 3/3/33	1,400,000	1,218,766
		2,562,046
Uruguay − 0.28%
Uruguay Government
International Bond 4.50%
8/14/24	1,350,000	1,392,201
Uzbekistan − 0.15%
Republic of Uzbekistan
International Bond 144A
4.75% 2/20/24#	750,000	752,366
Total Sovereign Bonds (cost $49,573,399)		46,042,243

Supranational Banks – 1.57%
Banco Latinoamericano de
Comercio Exterior 144A
2.375% 9/14/25#	2,000,000	1,929,590
Arab Petroleum Investments
144A 1.483% 10/6/26 #, *	750,000	705,099
Africa Finance 144A 4.375%
4/17/26 #	1,900,000	1,902,166
Africa Finance 144A 2.875%
4/28/28 #	800,000	740,256
Central American Bank for
Economic Integration 144A
1.14% 2/9/26#	2,000,000	1,866,700
Corp Andina de Fomento
2.375% 5/12/23	650,000	650,652
Total Supranational Banks (cost $8,078,690)		7,794,463

US Treasury Obligations – 18.83%
US Treasury Notes
0.125% 10/15/23	2,000,000	1,938,789
0.25% 7/31/25	8,000,000	7,417,969
0.25% 10/31/25	4,800,000	4,426,406
0.375% 11/30/25	11,000,000	10,171,777
0.375% 12/31/25	7,400,000	6,834,449
0.375% 7/31/27	4,000,000	3,587,188
0.375% 9/30/27	4,600,000	4,107,656
0.50% 2/28/26	4,800,000	4,438,594
0.50% 10/31/27	2,000,000	1,795,859
1.25% 4/30/28	9,600,000	8,944,875
1.25% 5/31/28	5,000,000	4,655,860
1.50% 2/15/25	7,145,000	6,945,722
1.75% 3/15/25	2,370,000	2,320,008
1.875% 2/28/27*	13,685,000	13,320,423
2.125% 3/31/24	2,500,000	2,490,039
2.25% 11/15/25	2,450,000	2,425,596
2.375% 5/15/27	4,330,000	4,312,409
US Treasury Notes
2.875% 7/31/25	355,000	358,945
2.875% 5/15/28	3,000,000	3,070,547
Total US Treasury Obligations
(cost $98,629,443)		93,563,111

	Notional
	amount
Options Purchased – 0.03%
Foreign Currency Put Options – 0.03%
CAD versus JPY, strike price
$86, expiration date 8/4/22,
notional amount
$1,706,068,000 (JPMCB)	19,838,000	52,255
GBP versus JPY, strike price
$148, expiration date 8/4/22,
notional amount
$1,966,032,000 (JPMCB)	13,284,000	108,193
Total Options Purchased
(cost $381,081)		160,448

	Number of
	shares
Short-Term Investments – 2.55%
Money Market Mutual Fund – 2.55%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	12,677,051	12,677,051
Total Short-Term Investments
(cost $12,677,051)		12,677,051
Total Value of Securities Before
Securities Lending Collateral
and Options Written–99.77%
(cost $515,136,794)		495,862,532

Securities Lending Collateral** – 4.71%
Money Market Mutual Fund – 4.71%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	23,412,858	23,412,858
Total Securities Lending Collateral
(cost $23,412,858)		23,412,858

Schedules of investments

Delaware Ivy Global Bond Fund

	Number of	Value
	contracts	(US $)
Options Written – (0.01)%
Foreign Currency Call Options – (0.01)%
CAD versus JPY, strike price
$81, expiration date 8/4/22,
notional amount
$(1,606,878,000) (JPMCB)	(19,838,000)	$(23,136)
GBP versus JPY, strike price
$140, expiration date 8/4/22,
notional amount
$(1,859,760,000) (JPMCB)	(13,284,000)	(44,255)
Total Options Written
(cost $(136,843))		(67,391)
Total Value of
Securities–104.47%
(cost $538,412,809)		$519,207,999 ■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $198,757,925, which represents 39.99% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
*	Fully or partially on loan.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2022.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $37,342,478 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $15,516,432.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	AUD	(10,211)	USD	7,668	4/1/22	$27	$—
BNYM	EUR	168,455	USD	(187,431)	4/1/22	—	(1,073)
CITI	EUR	(7,500,000)	USD	8,503,883	5/20/22	192,132	—
GSC	EUR	(26,240,000)	USD	29,733,856	5/20/22	653,808	—
JPMCB	CLP	3,882,452,200	USD	(4,912,631)	6/24/22	—	(50,124)
JPMCB	EUR	(13,962,907)	USD	15,799,416	5/20/22	289,755	—
JPMCB	EUR	(1,900,000)	USD	2,091,455	6/24/22	—	(17,703)
Total Foreign Currency Exchange Contracts						$1,135,722	$(68,900)

Futures Contracts
Exchange-Traded
							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
706	90 Day Bank Bill	$5,101,263	$5,118,182	12/7/23	$—	$(16,919)	$65,720
(165)	90 Day Euro	(40,000,125)	(40,073,878)	12/18/23	73,753	—	(16,500)
	Australian Treasury
168	10 yr Bonds	15,933,423	16,584,327	6/15/22	—	(650,904)	(54,288)
(149)	Euro-Bobl	(21,240,155)	(22,013,092)	6/8/22	772,937	—	(132,579)
(19)	Euro-Bund	(3,334,835)	(3,523,754)	6/8/22	188,919	—	(33,322)
(137)	Euro-Schatz	(16,782,581)	(16,986,896)	6/8/22	204,315	—	(31,456)
141	US Treasury 5 yr Notes	16,170,937	16,573,342	6/30/22	—	(402,405)	19,827
	US Treasury 10 yr
46	Notes	5,652,250	5,610,676	6/21/22	41,574	—	11,734

Futures Contracts

Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	US Treasury 10 yr Ultra
(2)	Notes	$(270,938)	$(270,339)	6/21/22	$—	$(599)	$(594)
6	US Treasury 2 yr Notes	1,271,531	1,271,592	6/30/22	—	(61)	984
	US Treasury Long
(5)	Bonds	(750,312)	(756,706)	6/21/22	6,394	—	(3,125)
Total Futures Contracts			$(38,466,546)		$1,287,892	$(1,070,888)	$(173,599)

The use of foreign exchange contracts and future contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin is reflected in th Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

CITI – Citigroup

GSC – Goldman Sachs Bank USA

JPMCB – JPMorgan Chase Bank

S.F. – Single Family

yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

CLP – Chilean Peso

EUR – European Monetary Unit

GBP – British Pound Sterling

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Global Equity Income Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks – 98.83%∆
Denmark – 3.97%
Novo Nordisk Class B	176,930	$19,624,393
		19,624,393
France – 12.12%
Air Liquide	113,140	19,793,156
Danone	241,190	13,324,059
Orange	1,004,040	11,889,139
Publicis Groupe	760	46,127
Sanofi	580	59,299
Sodexo	182,360	14,839,713
		59,951,493
Germany – 11.64%
adidas AG	67,660	15,766,543
Deutsche Telekom	3,100	57,735
Fresenius Medical Care AG & Co.	282,350	18,920,507
Knorr-Bremse	93,250	7,148,268
RWE	1,480	64,443
SAP	140,640	15,586,871
Siemens	250	34,617
		57,578,984
Ireland – 0.01%
CRH	800	31,908
		31,908
Japan – 6.04%
Asahi Group Holdings	201,300	7,331,444
ITOCHU *	1,200	40,591
Kao	281,500	11,493,831
Kirin Holdings	3,400	50,785
Lawson	1,200	45,936
Makita	173,600	5,554,609
ORIX	2,400	47,838
Seven & i Holdings	110,600	5,273,099
Tokio Marine Holdings *	800	46,554
		29,884,687
Netherlands – 3.41%
Koninklijke Ahold Delhaize	524,060	16,856,660
		16,856,660
South Africa – 0.00%
Anglo American	500	25,981
		25,981
Spain – 4.68%
Amadeus IT Group †	356,450	23,175,703
		23,175,703
Sweden – 6.13%
Essity Class B *	518,470	12,235,390
H & M Hennes & Mauritz Class B	411,850	5,530,175
Lundin Energy *	1,440	60,443
Securitas Class B	1,107,840	12,497,900
		30,323,908
Switzerland – 9.78%
Nestle	160,840	20,912,202
Roche Holding	35,590	14,081,606
Swatch Group	47,180	13,376,661
Zurich Insurance Group	100	49,390
		48,419,859
United Kingdom – 9.64%
3i Group	3,040	54,970
AstraZeneca	500	66,307
Diageo	414,880	21,044,613
Intertek Group	106,640	7,274,743
Smith & Nephew	1,210,410	19,251,422
Unilever	800	36,322
		47,728,377
United States – 31.41%
3M	75,940	11,305,947
Cisco Systems	900	50,184
Clorox	96,000	13,346,880
Conagra Brands	359,050	12,053,308
Constellation Energy	349	19,631
CVS Health	560	56,678
Eastman Chemical	480	53,789
Exelon	1,050	50,012
General Mills	48,450	3,281,034
Henry Schein †	213,700	18,632,503
Ingredion	151,640	13,215,426
Kimberly-Clark	130,570	16,081,001
Lamb Weston Holdings	372,010	22,287,119
Merck & Co.	225,950	18,539,197
Parker-Hannifin	18,700	5,306,312
Pfizer	296,880	15,369,478
Procter & Gamble	350	53,480
Public Service Enterprise Group	870	60,900
Raytheon Technologies	400	39,628
Schneider Electric	300	50,367
VF	760	43,214
Visa Class A	24,910	5,524,291
		155,420,379
Total Common Stocks
(cost $506,882,162)		489,022,332

	Number of	Value
	shares	(US $)
Exchange-Traded Fund – 0.90%
Vanguard S&P 500 ETF	10,720	$4,450,622
Total Exchange-Traded Fund
(cost $4,215,231)		4,450,622

Short-Term Investments – 0.03%
Money Market Mutual Fund – 0.03%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	140,103	140,103
Total Short-Term Investments
(cost $140,103)		140,103
Total Value of Securities Before
Securities Lending Collateral – 99.76%
(cost $511,237,496)		493,613,057

Securities Lending Collateral** – 2.66%
Money Market Mutual Fund – 2.66%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	13,198,150	13,198,150
Total Securities Lending Collateral
(cost $13,198,150)		13,198,150
Total Value of Securities – 102.42%
(cost $524,435,646)		$506,811,207	■

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 79 in “Security type / country and sector allocations.”
*	Fully or partially on loan.
†	Non-income producing security.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $12,382,821 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $91,899.

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	CHF	(254,085)	USD	275,277	4/4/22	$274	$—
BNYM	EUR	(330,789)	USD	369,083	4/1/22	3,138	—
BNYM	JPY	(26,680,346)	USD	218,969	4/1/22	—	(192)
Total Foreign Currency Exchange Contracts						$3,412	$(192)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

ETF – Exchange-Traded Fund

S&P – Standard & Poor’s Financial Services LLC

Schedules of investments

Delaware Ivy Global Equity Income Fund

Summary of currencies:

CHF – Swiss Franc

EUR – European Monetary Unit

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks – 98.92%
Canada – 3.90%
Barrick Gold	356,452	$8,743,768
Canadian Natural Resources	406,675	25,205,716
		33,949,484
China – 1.10%
JD.com ADR *, †	165,870	9,598,897
		9,598,897
China/Hong Kong – 3.45%
AIA Group	823,000	8,593,672
Baidu ADR †	61,512	8,138,038
China Mengniu Dairy †	1,757,000	9,419,983
JD.com Class A †	10,412	295,853
Tencent Holdings	77,000	3,549,264
		29,996,810
Denmark – 1.42%
Genmab †	34,329	12,398,027
		12,398,027
France – 5.52%
Airbus †	162,140	19,565,190
BNP Paribas	196,723	11,241,671
LVMH Moet Hennessy Louis
Vuitton	9,226	6,585,512
Vinci	103,774	10,602,867
		47,995,240
Germany – 4.92%
adidas AG	25,408	5,920,726
Deutsche Telekom	846,187	15,759,497
HelloFresh †	167,625	7,523,639
Infineon Technologies	326,248	11,036,982
RWE	58,013	2,526,032
		42,766,876
India – 4.21%
ICICI Bank	709,500	6,767,195
Larsen & Toubro	588,857	13,656,028
Reliance Industries	257,674	8,912,319
State Bank of India	1,135,499	7,336,287
		36,671,829
Italy – 2.21%
Ferrari	41,194	8,974,512
UniCredit	952,066	10,270,650
		19,245,162
Japan – 2.90%
ORIX	1,027,400	20,478,712
Subaru	300,500	4,772,839
		25,251,551
Republic of Korea – 1.78%
Samsung Electronics	271,051	15,510,347
		15,510,347
Taiwan – 2.42%
Taiwan Semiconductor
Manufacturing ADR	201,837	21,043,526
		21,043,526
United Kingdom – 2.68%
AstraZeneca	86,442	11,463,337
Unilever	260,123	11,810,311
		23,273,648
United States – 62.41%
Abbott Laboratories	85,461	10,115,164
Adobe †	10,053	4,580,348
AGNC Investment	934,922	12,247,478
Alphabet Class A †	11,411	31,737,985
Amazon.com †	10,248	33,407,968
Ambarella †	123,712	12,979,863
Apple	86,759	15,148,989
Aptiv †	110,565	13,235,736
Autodesk †	41,345	8,862,301
Casey’s General Stores	33,917	6,721,332
ConocoPhillips	199,923	19,992,300
Darden Restaurants	136,325	18,124,409
Eli Lilly & Co.	56,802	16,266,389
Ferguson	113,492	15,375,884
First Republic Bank	78,884	12,787,096
Frontier Communications Parent
†	410,638	11,362,353
Goldman Sachs Group	12,791	4,222,309
Ingersoll Rand	424,744	21,385,860
Intercontinental Exchange	75,555	9,982,327
Intuit	42,128	20,256,827
Mastercard Class A	52,133	18,631,292
Microsoft	134,167	41,365,028
Monolithic Power Systems	11,924	5,791,248
Morgan Stanley	114,388	9,997,511
Pinnacle Financial Partners	31,033	2,857,519
Pinterest Class A †	176,210	4,336,528
Procter & Gamble	92,603	14,149,738
Raytheon Technologies	139,844	13,854,345
Regeneron Pharmaceuticals †	29,229	20,414,118
Schneider Electric	79,259	13,306,822
Skechers USA Class A †	313,951	12,796,643
Thermo Fisher Scientific	31,892	18,837,010
T-Mobile US †	52,249	6,706,159
Union Pacific	85,443	23,343,882
UnitedHealth Group	32,624	16,637,261
VeriSign †	54,912	12,215,724

Schedules of investments

Delaware Ivy Global Growth Fund

	Number of	Value
	shares	(US $)
Common Stocks (continued)
United States (continued)
Zimmer Biomet Holdings	70,052	$8,959,651
		542,993,397
Total Common Stocks
(cost $648,771,191)		860,694,794

Preferred Stock – 1.06%
Germany – 1.06%
Volkswagen 3.05%	53,588	9,209,170
Total Preferred Stock
(cost $13,825,322)		9,209,170

Short-Term Investments – 0.37%
Money Market Mutual Fund – 0.37%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	3,171,029	3,171,029
Total Short-Term Investments
(cost $3,171,029)		3,171,029
Total Value of Securities−100.35%
(cost $665,767,542)		$873,074,993	■

*	Fully or partially on loan.
†	Non-income producing security.
■	Includes $9,598,897 of securities loaned for which the counterparty pledged non-cash collateral valued at $10,418,687.

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	DKK	(349,462)	USD	52,043	4/4/22	$67	$—
BNYM	EUR	(504,964)	USD	559,271	4/4/22	586	—
BNYM	GBP	(122,611)	USD	160,967	4/4/22	—	(97)
BNYM	HKD	(718,978)	USD	91,850	4/4/22	63	—
BNYM	JPY	(12,756,268)	USD	105,158	4/4/22	369	—
Total Foreign Currency Exchange Contracts						$1,085	$(97)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

Summary of currencies:

DKK – Danish Krone

EUR – European Monetary Unit

Summary of currencies: (continued)

GBP – British Pound Sterling

HKD – Hong Kong Dollar

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Government Money Market Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Agency Obligations — 51.52%
U.S. International Development
Finance
0.36% 4/6/22 ●	17,000,000	$17,000,000
0.39% 4/6/22 ●	32,500,000	32,500,000
0.39% 4/6/22 ●	5,894,737	5,894,737
0.39% 4/6/22 ●	17,111,112	17,111,112
0.39% 4/6/22 ●	2,850,000	2,850,000
Total Agency Obligations
(cost $75,355,849)		75,355,849

Variable Rate Demand Notes — 7.47%¤
Metropolitan Government of
Nashville & Davidson County
Industrial Development Board
0.50% 4/7/22	2,825,000	2,825,000
Minnesota Housing Finance
Agency
Series F 0.53% 4/7/22	5,090,000	5,090,000
Pinellas County Housing Finance
Authority
0.50% 4/6/22	3,010,000	3,010,000
Total Variable Rate Demand Notes
(cost $10,925,000)		10,925,000

	Number of
	shares
Short-Term Investments — 40.28%
Money Market Mutual Fund — 40.28%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	58,915,178	58,915,178
Total Short-Term Investments
(cost $58,915,178)		58,915,178
Total Value of Securities—99.27%
(cost $145,196,027)		$145,196,027

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2022.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Convertible Bond — 0.14%
Spirit Airlines 1.00% exercise
price $49.07, maturity date
5/15/26	5,542,000	$4,998,884
Total Convertible Bond
(cost $4,845,980)		4,998,884

Corporate Bonds — 69.66%
Banking — 0.43%
Deutsche Bank 6.00%
10/30/25 μ, ψ	15,400,000	15,092,000
		15,092,000
Basic Industry — 1.20%
Cerdia Finanz 144A 10.50%
2/15/27 *	12,970,000	11,372,745
Chemours 144A 5.75%
11/15/28	14,665,000	14,265,085
PMHC II 144A 9.00% 2/15/30	18,063,000	15,918,741
		41,556,571
Capital Goods — 2.88%
ARD Finance 144A PIK 6.50%
6/30/27	8,075,311	7,398,519
Clydesdale
Acquisition Holdings 144A
8.75% 4/15/30	3,010,000	2,836,925
TransDigm
4.625% 1/15/29	7,388,000	6,916,904
5.50% 11/15/27	37,552,000	37,317,112
Wolverine Escrow
144A 8.50% 11/15/24	31,158,000	20,927,894
144A 9.00% 11/15/26 *	34,006,000	22,837,410
144A 13.125% 11/15/27	4,540,000	1,838,700
		100,073,464
Communications — 11.69%
Altice Financing 144A 5.75%
8/15/29	25,860,000	23,545,271
Altice France 144A 5.50%
10/15/29	5,739,000	5,157,295
Altice France Holding 144A
6.00% 2/15/28 #, *	33,946,000	29,345,808
Arches Buyer 144A 4.25%
6/1/28	22,177,000	20,715,092
Cablevision Lightpath 144A
5.625% 9/15/28	6,115,000	5,591,250
Connect Finco 144A 6.75%
10/1/26	9,095,000	9,265,031
Consolidated Communications
144A 5.00% 10/1/28	5,170,000	4,459,332
144A 6.50% 10/1/28	11,251,000	10,394,799
Digicel 144A 6.75% 3/1/23	34,924,000	32,566,805
Digicel Group Holdings
144A PIK 7.00% 4/21/22 ψ	3,335,981	2,676,207
144A PIK 8.00% 4/1/25	7,000,651	6,155,042
PIK 10.00% 4/1/24	38,005,745	37,764,979
Digicel International Finance
144A 8.00% 12/31/26 *	7,323,665	6,822,067
144A 8.75% 5/25/24	51,789,000	51,611,364
144A 8.75% 5/25/24	8,139,133	8,111,216
144A PIK 13.00% 12/31/25	4,281,492	4,254,155
Frontier Communications
Holdings
144A 5.875% 10/15/27	1,655,000	1,645,964
5.875% 11/1/29	5,789,667	5,308,430
144A 6.00% 1/15/30 #, *	3,564,000	3,301,458
144A 6.75% 5/1/29 #	15,295,000	14,704,307
LCPR Senior Secured
Financing DAC 144A
5.125% 7/15/29	4,350,000	4,161,645
Ligado Networks 144A PIK
15.50% 11/1/23 #	36,077,728	27,461,645
Nielsen Finance
144A 5.625% 10/1/28	11,107,000	11,199,188
144A 5.875% 10/1/30	9,256,000	9,288,812
Northwest Fiber
144A 6.00% 2/15/28 #, *	7,848,000	6,905,115
144A 10.75% 6/1/28 #	6,401,000	6,680,596
Telesat Canada
144A 5.625% 12/6/26	29,713,000	22,721,531
144A 6.50% 10/15/27 #	5,107,000	2,508,814
Windstream Escrow 144A
7.75% 8/15/28 *	30,792,000	31,397,832
		405,721,050
Consumer Cyclical — 11.00%
Asbury Automotive Group
4.50% 3/1/28	12,172,650	11,718,610
144A 4.625% 11/15/29	366,000	341,288
4.75% 3/1/30	12,623,650	11,929,980
144A 5.00% 2/15/32	366,000	340,717
Carnival
144A 5.75% 3/1/27	24,678,000	23,567,490
144A 6.00% 5/1/29	29,460,000	27,800,518
144A 7.625% 3/1/26	3,693,000	3,721,436
144A 9.875% 8/1/27	7,429,000	8,223,680
144A 10.50% 2/1/26	1,803,000	2,007,830
Everi Holdings 144A 5.00%
7/15/29	4,440,000	4,211,673
Fertitta Entertainment 144A
6.75% 1/15/30	18,665,000	17,194,851

Schedules of investments

Delaware Ivy High Income Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
LSF9 Atlantis Holdings 144A
7.75% 2/15/26	18,454,000	$17,758,284
MajorDrive Holdings IV 144A
6.375% 6/1/29 #	29,962,000	26,574,796
Michaels
144A 5.25% 5/1/28	13,002,000	11,953,779
144A 7.875% 5/1/29 #, *	10,143,000	8,697,572
PetSmart
144A 4.75% 2/15/28	18,447,000	17,851,715
144A 7.75% 2/15/29 #	4,132,000	4,271,331
Premier Entertainment Sub
144A 5.625% 9/1/29	21,324,000	18,370,199
144A 5.875% 9/1/31	16,676,000	14,267,569
Royal Caribbean Cruises
144A 5.375% 7/15/27 #	18,683,000	17,977,810
144A 5.50% 4/1/28	36,986,000	35,309,240
Scientific Games Holdings
144A 6.625% 3/1/30	18,485,000	18,244,695
Scientific Games International
144A 7.25% 11/15/29	10,818,000	11,355,060
Staples
144A 7.50% 4/15/26	13,597,000	13,219,003
144A 10.75% 4/15/27 *	40,861,000	36,408,581
Victoria’s Secret & Co. 144A
4.625% 7/15/29	20,339,000	18,343,236
		381,660,943
Consumer Non-Cyclical — 2.42%
CHS 144A 5.25% 5/15/30	6,560,000	6,305,800
CP Atlas Buyer 144A 7.00%
12/1/28 #	5,339,000	4,562,656
Kronos Acquisition Holdings
144A 5.00% 12/31/26	11,043,000	10,209,806
Performance Food Group 144A
4.25% 8/1/29	23,659,000	21,588,837
Pilgrim’s Pride 144A 4.25%
4/15/31	17,908,000	16,603,044
Post Holdings 144A 4.50%
9/15/31	7,375,000	6,545,239
Prime Security Services
Borrower 144A 6.25%
1/15/28 *	11,319,000	11,095,110
Simmons Foods 144A 4.625%
3/1/29	7,408,000	6,954,630
		83,865,122
Energy — 8.63%
Ascent Resources Utica
Holdings
144A 5.875% 6/30/29	3,695,000	3,658,124
144A 7.00% 11/1/26	8,882,000	9,123,502
144A 8.25% 12/31/28	741,000	779,202
Bellatrix Exploration
0.000% =	6,693,000	0
0.000% =	7,293,000	0
California Resources 144A
7.125% 2/1/26	2,227,000	2,319,944
Callon Petroleum
6.125% 10/1/24	8,071,000	8,041,904
144A 8.00% 8/1/28 *	8,840,000	9,334,023
144A 9.00% 4/1/25	1,481,000	1,572,022
Chesapeake Energy
144A 5.50% 2/1/26	7,380,000	7,568,190
144A 5.875% 2/1/29	5,535,000	5,722,969
144A 6.75% 4/15/29	14,900,000	15,803,089
Colgate Energy Partners III
144A 5.875% 7/1/29	2,957,000	3,053,753
Comstock Resources
144A 5.875% 1/15/30	8,866,000	8,746,309
144A 6.75% 3/1/29	17,116,000	17,678,774
Crestwood Midstream Partners
144A 5.625% 5/1/27	7,419,000	7,366,473
5.75% 4/1/25	3,691,000	3,713,183
144A 6.00% 2/1/29	1,476,000	1,473,535
CrownRock
144A 5.00% 5/1/29	3,713,000	3,720,890
144A 5.625% 10/15/25	27,535,000	28,093,961
CVR Energy 144A 5.25%
2/15/25	7,113,000	6,916,575
EQM Midstream Partners 144A
4.75% 1/15/31	19,000,000	17,793,690
Genesis Energy
7.75% 2/1/28	14,335,000	14,432,478
8.00% 1/15/27	22,288,000	22,952,628
Hess Midstream Operations
144A 4.25% 2/15/30	2,955,000	2,793,362
KCA Deutag UK Finance
144A 9.875% 12/1/25	1,488,000	1,539,306
9.875% 12/1/25	8,216,610	8,499,919
Laredo Petroleum
9.50% 1/15/25	22,631,000	23,633,553
10.125% 1/15/28	15,088,000	16,232,198
Mesquite Energy 144A 7.25%
2/15/23 ‡	3,888,000	68,040
Murphy Oil 6.375% 7/15/28	2,957,000	3,080,351
Offshore Group Invest 7.50%
11/1/19 =	20,035,000	0
PBF Holding 144A 9.25%
5/15/25 *	33,323,000	34,368,009
Rattler Midstream 144A
5.625% 7/15/25	7,438,000	7,559,314

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Energy (continued)
Weatherford International 144A
8.625% 4/30/30	1,780,000	$1,809,397
		299,448,667
Financial Services — 5.01%
Compass Group Diversified
Holdings 144A 5.25%
4/15/29	29,618,000	27,877,498
Highlands Holdings Bond
Issuer 144A PIK 7.625%
10/15/25	19,256,975	19,368,954
MoneyGram International 144A
5.375% 8/1/26	3,696,000	3,852,193
Mozart Debt Merger Sub
144A 3.875% 4/1/29	22,131,000	20,499,392
144A 5.25% 10/1/29 #, *	3,924,000	3,653,048
New Cotai 0.000%	21,805,540	50,239,865
Provident Funding Associates
144A 6.375% 6/15/25	29,262,000	28,807,122
StoneX Group 144A 8.625%
6/15/25	18,625,000	19,425,689
		173,723,761
Healthcare — 6.54%
Bausch Health 144A 6.125%
2/1/27	12,880,000	12,977,180
Cheplapharm Arzneimittel
144A 5.50% 1/15/28	2,280,000	2,210,334
CHS 144A 4.75% 2/15/31	12,020,000	11,375,608
Consensus Cloud Solutions
144A 6.00% 10/15/26	5,787,000	5,750,600
144A 6.50% 10/15/28	10,075,000	10,030,519
Encompass Health
4.625% 4/1/31	910,000	853,357
4.75% 2/1/30	3,915,000	3,764,919
Hadrian Merger Sub 144A
8.50% 5/1/26	8,941,000	9,010,694
ModivCare Escrow Issuer
144A 5.00% 10/1/29 *	15,698,000	14,663,580
Organon & Co. 144A 5.125%
4/30/31	26,785,000	25,883,685
P&L Development 144A 7.75%
11/15/25	22,970,000	21,202,688
Par Pharmaceutical 144A
7.50% 4/1/27	16,977,000	15,870,439
StoneMor 144A 8.50%
5/15/29 #	23,667,000	23,477,072
Tenet Healthcare
144A 4.375% 1/15/30	16,530,000	15,888,884
144A 6.125% 10/1/28	16,925,000	17,218,733
US Renal Care 144A 10.625%
7/15/27	38,595,000	36,823,490
		227,001,782
Insurance — 3.47%
Ardonagh Midco 2 144A PIK
11.50% 1/15/27 #, *	38,268,768	40,756,238
HUB International 144A
5.625% 12/1/29	19,127,000	18,302,531
NFP 144A 6.875% 8/15/28	64,026,000	61,226,143
		120,284,912
Media — 7.49%
Advantage Sales & Marketing
144A 6.50% 11/15/28	27,779,000	26,345,048
Arches Buyer 144A 6.125%
12/1/28	18,049,000	16,720,142
Cars.com 144A 6.375%
11/1/28 *	11,085,000	11,027,081
CCO Holdings 144A 4.75%
2/1/32	13,515,000	12,605,711
Clear Channel International
144A 6.625% 8/1/25	2,812,000	2,864,725
Clear Channel Outdoor
Holdings
144A 5.125% 8/15/27	30,428,000	30,154,148
144A 7.50% 6/1/29 #	12,343,000	12,331,027
144A 7.75% 4/15/28 #	9,444,000	9,504,111
CSC Holdings
144A 4.50% 11/15/31	7,627,000	6,846,720
144A 4.625% 12/1/30 #	29,266,000	24,515,250
144A 5.00% 11/15/31	11,141,000	9,355,098
144A 5.75% 1/15/30	7,623,000	6,797,620
Directv Financing 144A 5.875%
8/15/27	26,815,000	26,414,786
DISH DBS 144A 5.75%
12/1/28	18,330,000	17,379,131
Stagwell Global 144A 5.625%
8/15/29	18,723,000	17,687,618
VTR Comunicaciones 144A
4.375% 4/15/29	14,811,000	13,562,062
VTR Finance 144A 6.375%
7/15/28	5,206,000	5,053,751
VZ Secured Financing 144A
5.00% 1/15/32	11,580,000	10,844,960
		260,008,989
Real Estate — 0.05%
Uniti Group 144A 4.75%
4/15/28	1,859,000	1,758,298
		1,758,298

Schedules of investments

Delaware Ivy High Income Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Services — 3.03%
Adtalem Global Education
144A 5.50% 3/1/28	44,418,000	$43,064,806
Ahern Rentals 144A 7.375%
5/15/23	20,526,000	19,140,495
Deluxe 144A 8.00% 6/1/29	9,665,000	9,829,257
NESCO Holdings II 144A
5.50% 4/15/29	22,390,000	22,025,938
PECF USS Intermediate
Holding III 144A 8.00%
11/15/29 #	5,590,000	5,405,250
Sabre GLBL
144A 7.375% 9/1/25	1,481,000	1,548,926
144A 9.25% 4/15/25	3,740,000	4,152,522
		105,167,194
Technology — 2.33%
Minerva Merger Sub 144A
6.50% 2/15/30	18,150,000	17,630,547
NCR
144A 5.00% 10/1/28	11,115,000	10,661,953
144A 5.125% 4/15/29	40,980,000	39,445,094
144A 5.25% 10/1/30	3,706,000	3,519,514
144A 5.75% 9/1/27	4,162,000	4,167,535
144A 6.125% 9/1/29	5,323,000	5,348,125
		80,772,768
Telecommunication Services — 0.29%
Altice France 144A 5.125%
7/15/29	11,143,000	10,001,957
		10,001,957
Transportation — 1.84%
Grupo Aeromexico 144A 8.50%
3/17/27	12,340,000	12,426,846
Seaspan 144A 5.50% 8/1/29	15,817,000	14,821,399
VistaJet Malta Finance 144A
6.375% 2/1/30	38,720,000	36,481,984
		63,730,229
Utilities — 1.36%
Calpine
144A 4.625% 2/1/29	2,900,000	2,673,177
144A 5.00% 2/1/31	1,495,000	1,362,999
144A 5.125% 3/15/28	5,885,000	5,616,732
Vistra
144A 7.00% 12/15/26 μ, ψ	23,355,000	22,778,248
144A 8.00% 10/15/26 μ, ψ	14,795,000	14,961,444
		47,392,600
Total Corporate Bonds
(cost $2,484,408,136)		2,417,260,307

Municipal Bonds — 0.80%
Commonwealth of Puerto Rico
Series A1 4.00% 7/1/33	601,591	588,855
Series A1 4.00% 7/1/35	540,750	523,408
Series A1 4.00% 7/1/37	464,106	447,120
Series A1 4.00% 7/1/41	631,007	601,589
Series A1 4.00% 7/1/46	656,238	620,119
Series A1 5.25% 7/1/23	671,888	688,437
Series A1 5.375% 7/1/25	670,004	707,511
Series A1 5.625% 7/1/27	663,936	725,934
Series A1 5.625% 7/1/29	653,165	729,715
Series A1 5.75% 7/1/31	634,413	724,177
Series A-1 2.987% 7/1/24 ^	309,458	282,563
Series A-1 4.362% 7/1/33 ^	774,189	448,302
Series C 2.646% 11/1/43	3,003,805	1,618,300
GDB Debt Recovery Authority
of Puerto Rico
7.50% 8/20/40	20,086,745	18,881,541
Total Municipal Bonds
(cost $28,122,542)		27,587,571

Loan Agreements — 16.04%
Advantage Sales & Marketing
Tranche B-1 5.25%
(LIBOR03M + 4.50%)
10/28/27 ●	25,532,863	25,347,750
Amynta Agency Borrower
Tranche B 1st Lien 4.957%
(LIBOR01M + 4.50%)
2/28/25 ●	36,382,785	36,094,742
Ankura Consulting Group 1st
Lien 5.25% (SOFR01M +
4.50%) 3/17/28 ●	7,368,923	7,309,051
Applied Systems 2nd Lien
6.378% (LIBOR03M +
5.50%) 9/19/25 ●	19,433,822	19,379,174
Ascent Resources Utica
Holdings 2nd Lien 10.00%
(LIBOR03M + 9.00%)
11/1/25 ●	5,650,000	6,066,688
Clear Channel Outdoor
Holdings Inc 3.799%
(LIBOR03M + 3.50%)
8/21/26 ●	91,285	89,899
Clydesdale
Acquisition Holdings TBD
4.75% 3/30/29 X, ●	4,830,000	4,754,101
CNT Holdings I 2nd Lien
7.50% (LIBOR03M + 6.75%)
11/6/28 ●	9,822,000	9,840,416
CommerceHub 1st Lien
5.006% (LIBOR03M +
4.00%) 12/29/27 ●	36,057	35,066

	Principal	Value
	amount°	(US $)
Loan Agreements (continued)
Covis Finco Tranche B 7.301%
(SOFR01M + 5.50%)
2/18/27 ●	15,000,000	$13,800,000
CP Atlas Buyer Tranche B
4.25% (LIBOR01M + 3.75%)
11/23/27 ●	13,189,755	12,851,767
CPC Acquisition 2nd Lien TBD
8.756% 12/29/28 X, ●	2,354,000	2,277,495
Directv Financing 5.75%
(LIBOR01M + 5.00%)
8/2/27 ●	465,615	465,663
Edelman Financial Engines
Center 2nd Lien 7.207%
(LIBOR01M + 6.75%)
7/20/26 ●	30,014,000	29,676,343
Epic Crude Services 5.508%
(LIBOR03M + 5.00%)
3/2/26 ●	16,506,689	14,230,136
Foresight Exit TL A <<	7,706,826	7,745,360
Form Technologies Tranche B
5.50% (LIBOR03M + 4.50%)
7/22/25 ●	55,587,553	55,379,099
Gainwell Acquisition Tranche B
4.878% (LIBOR03M +
4.00%) 10/1/27 ●	6,729,769	6,704,533
Gulf Finance 7.75%
(LIBOR01M + 6.75%)
8/25/26 ●	26,074,752	23,969,216
Hexion Holdings 1st Lien
5.00% (SOFR01M +
4.50%)3/15/29 ●	2,565,000	2,515,303
Hexion Holdings 2nd Lien
7.938% (SOFR01M +
7.44%) 3/15/30 ●	15,845,000	15,369,650
Jo-Ann Stores Tranche B-
1 5.50% (LIBOR03M +
4.75%) 7/7/28 ●	6,323,954	5,565,080
Jones DesLauriers Insurance
Management 1st Lien 5.00%
(CDOR + 4.25%)3/27/28 ●	23,970,258	18,790,427
Jones DesLauriers Insurance
Management 2nd Lien
8.235% (CDOR +
7.50%)3/26/29 ●	12,182,639	9,531,772
Lealand Finance Company
3.104% (LIBOR01M +
3.00%) 6/28/24 ●	563,901	352,438
MLN US HoldCo Tranche B 1st
Lien 4.742% (LIBOR01M +
4.50%) 11/30/25 ●	34,246,437	33,063,873
MLN US HoldCo Tranche B
2nd Lien 8.992%
(LIBOR01M + 8.75%)
11/30/26 ●	16,995,184	15,626,715
PetsMart 4.50% (LIBOR03M +
3.75%) 2/11/28 ●	87,508	87,245
Pre Paid Legal Services 2nd
Lien 7.50% (LIBOR01M +
7.00%) 12/14/29 ●	9,410,000	9,304,138
SPX Flow TBD 5.00%
3/16/29 X, ●	18,879,000	18,409,970
Surgery Center Holdings
4.50% (LIBOR01M + 3.75%)
8/31/26 ●	5,531	5,495
Swf Holdings I 4.75%
(LIBOR01M + 4.00%)
10/6/28 ●	7,375,000	7,162,969
Torrid 6.25% (LIBOR01M +
5.50%) 6/14/28 ●	6,435,779	6,274,884
U.S. Renal Care Tranche B 1st
Lien 5.25% (LIBOR01M +
5.00%) 6/26/26 ●	35,215,418	32,517,037
UKG 2nd Lien 5.75%
(LIBOR03M + 5.25%)
5/3/27 ●	24,051,000	23,950,779
United PF Holdings 1st Lien
9.506% (LIBOR03M +
8.50%) 12/30/26 ●	5,052,065	5,039,435
Waterbridge Midstream
Operating 6.75%
(LIBOR03M + 5.75%)
6/22/26 ●	9,406,833	9,092,710
West Corporation Tranche B
5.00% (LIBOR03M + 4.00%)
10/10/24 ●	66,701,514	61,174,826
Windstream Services 7.25%
(LIBOR01M + 6.25%)
9/21/27 ●	6,743,217	6,712,313
Total Loan Agreements
(cost $562,343,590)		556,563,558

	Number of
	shares
Common Stocks — 4.43%
Consumer Cyclical — 1.79%
New Cotai <<, =, †	20,316,462	18,723,615
Studio City International ADR †	3,843,131	22,430,434
Studio City International
Holdings
ADR †	2,267,875	13,236,452
True Religion Apparel <<	395	7,866,362
		62,256,863
Consumer Non-Cyclical — 0.00%
ASG Warrant <<, =	19,688	0
		0

Schedules of investments

Delaware Ivy High Income Fund

	Number of	Value
	shares	(US $)
Common Stocks (continued)
Energy — 0.72%
Foresight Energy <<	1,117,414	$24,337,269
Sabine Oil & Gas Holdings	5,385	6,671
Vantage Drilling International †	5,353	54,868
Westmoreland Coal =, †	211,917	535,090
		24,933,898
Financials — 0.05%
Larchmont Resources <<, =	18,338	1,678,897
		1,678,897
Industrials — 0.13%
BIS Industries Holdings <<	19,682,813	0
Maritime Finance <<	1,750,000	4,444,478
		4,444,478
Services — 1.74%
Laureate Education	5,107,942	60,529,113
		60,529,113
Total Common Stocks
(cost $395,174,625)		153,843,249

Convertible Preferred Stock — 1.46%
Targa Resources 9.50%
exercise price $20.77,
maturity date 5/5/22 ψ	46,834	50,558,647
Total Convertible Preferred Stock
(cost $52,454,080)		50,558,647

Preferred Stock — 0.06%
True Religion Apparel
0.000% <<, ω	410	2,050,430
Total Preferred Stock
(cost $6,748,583)		2,050,430

Investment Company — 0.38%
KCA Deutag International	164,333	13,064,474
Total Investment Company
(cost $6,737,653)		13,064,474

Warrant — 0.02%
California Resources†	40,269	579,471
Total Warrant
(cost $3,503,208)		579,471

Short-Term Investments — 2.28%
Money Market Mutual Fund — 2.28%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	79,262,712	79,262,712
Total Short-Term Investments
(cost $79,262,712)		79,262,712
Total Value of Securities Before
Securities Lending Collateral—95.27%
(cost $3,623,601,109)		3,305,769,303

Securities Lending Collateral** — 1.34%
Money Market Mutual Fund — 1.34%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	46,678,885	46,678,885
Total Securities Lending Collateral
(cost $46,678,885)		46,678,885
Total Value of
Securities—96.61%
(cost $3,670,279,994)		$3,352,448,188	■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $2,135,699,896, which represents 61.55% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after March 31, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $55,141,365 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $18,481,073.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at March 31, 2022:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
Jones DesLauriers Insurance Management	$5,459,642	$4,329,530	$4,279,846	$(49,684)
Jones DesLauriers Insurance Management 2nd Lien TBD 3/26/29	1,225,361	941,182	958,729	17,547
Total	$6,685,003	$5,270,712	$5,238,575	$(32,137)

The following foreign currency exchange contract was outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		Exchange For		Date	Appreciation	Depreciation
JPMC	CAD	(43,890,000)	USD	34,473,330	5/20/22	$—	$(629,206)

The use of foreign currency exchange contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) are reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR – Canadian Dollar Offered Rate

DAC – Designated Activity Company

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

TBD – To be determined

Schedules of investments

Delaware Ivy High Income Fund

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks – 97.20% ∆
Australia – 1.82%
Newcrest Mining	1,666,761	$33,680,899
		33,680,899
Austria – 1.03%
Mondi	981,633	19,080,837
		19,080,837
Brazil – 3.27%
Banco do Brasil	2,722,809	19,787,482
MercadoLibre †	34,321	40,824,143
		60,611,625
Canada – 7.39%
Canada Goose Holdings *, †	1,068,861	28,143,110
Canadian Pacific Railway	422,556	34,875,277
Dollarama	537,793	30,499,959
Suncor Energy	1,330,334	43,310,478
		136,828,824
China – 5.12%
China International Capital H
Shares #	1,693,200	3,743,185
Huazhu Group ADR	438,714	14,473,175
JD.com ADR *, †	491,158	28,423,313
Li Ning	3,393,500	28,815,422
Prosus †	359,549	19,389,703
		94,844,798
China/Hong Kong – 2.08%
AIA Group	2,007,110	20,958,014
ZTO Express Cayman ADR	701,556	17,538,900
		38,496,914
Denmark – 2.80%
AP Moller - Maersk Class A	3,202	9,453,568
AP Moller - Maersk Class B	5,719	17,185,386
Genmab †	69,732	25,183,933
		51,822,887
France – 12.32%
Airbus †	355,049	42,843,228
BNP Paribas	437,759	25,015,594
Capgemini	140,718	31,225,765
Cie de Saint-Gobain	354,919	21,117,820
Cie Generale des
Etablissements Michelin	176,856	23,966,745
Technip Energies †	1,475,336	17,990,513
TotalEnergies *	735,081	37,194,773
Vinci	280,810	28,691,109
		228,045,547
Germany – 11.46%
adidas AG	130,361	30,377,510
Bayer	427,650	29,250,873
HeidelbergCement	388,585	22,022,742
HelloFresh †	572,293	25,686,657
Infineon Technologies	649,121	21,959,788
RWE	815,493	35,508,626
SAP	192,663	21,352,484
Siemens	187,871	26,013,998
		212,172,678
Italy – 0.80%
UniCredit	1,376,727	14,851,788
		14,851,788
Japan – 13.09%
Inpex	3,311,000	38,928,556
ORIX	1,405,509	28,015,392
Sekisui House	1,226,500	23,724,394
Seven & i Holdings	718,800	34,270,375
Shimadzu	611,400	21,028,804
SMC	45,370	25,361,562
Subaru	1,579,949	25,094,318
Terumo	570,128	17,251,227
Tokio Marine Holdings *	494,451	28,773,711
		242,448,339
Mexico – 1.62%
Fomento Economico Mexicano
ADR	361,636	29,961,543
		29,961,543
Netherlands – 2.85%
ING Groep	2,019,977	21,090,448
Shell	1,157,777	31,619,775
		52,710,223
Norway – 1.65%
DNB Bank	1,352,108	30,569,728
		30,569,728
Republic of Korea – 3.71%
LG	281,416	17,672,412
Samsung Electronics	892,704	51,083,185
		68,755,597
Spain – 1.25%
Banco Bilbao Vizcaya
Argentaria	4,037,930	23,056,299
		23,056,299
Sweden – 1.07%
Epiroc Class A	667,104	14,268,596
Epiroc Class B	306,747	5,538,141
		19,806,737

Schedules of investments

Delaware Ivy International Core Equity Fund

	Number of	Value
	shares	(US $)
Common Stocks∆ (continued)
Switzerland – 1.92%
Roche Holding	90,064	$35,634,890
		35,634,890
Taiwan – 1.97%
Taiwan Semiconductor
Manufacturing	1,775,000	36,411,500
		36,411,500
United Kingdom – 12.89%
AstraZeneca	113,010	14,986,600
AstraZeneca ADR	369,781	24,531,272
BT Group	11,861,135	28,280,626
HSBC Holdings	4,810,921	32,861,314
Legal & General Group	6,618,075	23,463,668
Prudential	1,893,545	27,954,924
TechnipFMC †	1,331,519	10,319,272
TechnipFMC †	1,599,211	12,393,885
Tesco	8,420,611	30,485,192
Unilever	441,622	20,050,872
WPP	1,017,882	13,322,137
		238,649,762
United States – 7.09%
Ferguson	162,650	22,035,804
GlaxoSmithKline	2,324,567	50,296,550
GlaxoSmithKline ADR	123,515	5,380,313
Schneider Electric	199,921	33,564,809
Stellantis	1,231,262	19,986,632
		131,264,108
Total Common Stocks
(cost $1,589,756,872)		1,799,705,523

Preferred Stock – 1.03%
Germany – 1.03%
Volkswagen 3.05%	110,630	19,011,914
Total Preferred Stock
(cost $17,314,184)		19,011,914

Short-Term Investments – 1.11%
Money Market Mutual Fund – 1.11%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	20,577,025	20,577,025
Total Short-Term Investments
(cost $20,577,025)		20,577,025
Total Value of Securities Before
Securities Lending Collateral–99.34%
(cost $1,627,648,081)		1,839,294,462

Securities Lending Collateral** – 0.34%
Money Market Mutual Fund – 0.34%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	6,239,442	$6,239,442
Total Securities Lending Collateral
(cost $6,239,442)		6,239,442
Total Value of
Securities–99.68%
(cost $1,633,887,523)		$1,845,533,904	■

∆	Securities have been classified by country of risk.
†	Non-income producing security.
*	Fully or partially on loan.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $3,743,185, which represents 0.20% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $81,016,975 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $80,853,784.

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	EUR	(6,845,134)	USD	7,610,077	4/1/22	$37,443	$—
BNYM	GBP	4,235,115	USD	(5,580,929)	4/1/22	—	(17,520)
BNYM	GBP	(3,455,454)	USD	4,530,843	4/4/22	—	(8,249)
BNYM	HKD	(7,235,493)	USD	924,380	4/1/22	688	—
Total Foreign Currency Exchange Contracts						$38,131	$(25,769)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

Summary of currencies:

EUR – European Monetary Unit

GBP – British Pound Sterling

HKD – Hong Kong Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy International Value Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks – 97.27%∆
Denmark – 5.66%
Novo Nordisk Class B	95,640	$10,608,020
		10,608,020
Finland – 0.01%
Nokia †	3,500	19,275
		19,275
France – 16.80%
Air Liquide	51,440	8,999,116
Amundi #	250	17,095
Bouygues	400	13,962
Danone	117,620	6,497,681
Orange	336,680	3,986,729
Publicis Groupe	65,570	3,979,683
Rexel	1,100	23,483
Sanofi	210	21,470
Schneider Electric	100	16,789
Sodexo	97,120	7,903,230
Technip Energies ADR †	1,000	12,110
		31,471,348
Germany – 14.09%
adidas AG	31,310	7,296,046
BASF	310	17,689
Covestro #	500	25,178
Fresenius Medical Care AG & Co.	121,240	8,124,393
Knorr-Bremse	46,370	3,554,586
SAP	66,400	7,358,989
Siemens	130	18,001
		26,394,882
Hong Kong – 0.01%
Galaxy Entertainment Group	4,000	23,669
		23,669
Japan – 12.30%
Asahi Group Holdings	53,200	1,937,570
Bridgestone	532	20,650
Fukuoka Financial Group	700	13,507
Honda Motor	1,000	28,346
Iida Group Holdings	900	15,517
Isuzu Motors	1,000	12,918
Kao	158,000	6,451,244
KDDI	184,100	6,036,021
Komatsu	800	19,220
Lawson	500	19,140
Makita	114,400	3,660,411
Mitsui & Co.	800	21,716
Panasonic Holdings	1,000	9,712
Seven & i Holdings	100,000	4,767,721
Sumitomo Mitsui Financial Group	400	12,635
Suzuki Motor	500	17,135
		23,043,463
Netherlands – 4.23%
Koninklijke Ahold Delhaize	246,340	7,923,653
		7,923,653
Spain – 6.12%
Amadeus IT Group †	176,230	11,458,140
		11,458,140
Sweden – 8.61%
Essity Class B *	272,100	6,421,297
H & M Hennes & Mauritz Class B	213,420	2,865,727
Securitas Class B	607,210	6,850,132
		16,137,156
Switzerland – 15.70%
Nestle	93,420	12,146,344
Novartis	200	17,558
Roche Holding	19,940	7,889,497
Swatch Group	32,990	9,353,456
		29,406,855
United Kingdom – 13.74%
Diageo	249,340	12,647,666
Intertek Group	67,400	4,597,878
J Sainsbury	5,790	19,164
John Wood Group †	8,270	17,443
Smith & Nephew	527,840	8,395,230
Tesco	5,630	20,382
Travis Perkins	1,020	16,448
Vodafone Group	15,000	24,597
		25,738,808
Total Common Stocks
(cost $190,026,674)		182,225,269

Exchange-Traded Funds – 2.04%
iShares MSCI EAFE ETF	3,570	262,752
iShares Trust iShares ESG Aware
MSCI EAFE ETF	37,420	2,758,976
Vanguard FTSE Developed
Markets ETF	16,820	807,865
Total Exchange-Traded Funds
(cost $3,832,324)		3,829,593
Total Value of Securities Before
Securities Lending Collateral–99.31%
(cost $193,858,998)		186,054,862

	Number of	Value
	shares	(US $)
Securities Lending Collateral** – 3.65%
Money Market Mutual Fund – 3.65%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	6,839,100	$6,839,100
Total Securities Lending Collateral
(cost $6,839,100)		6,839,100
Total Value of Securities–102.96%
(cost $200,698,098)		$192,893,962	■

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 84 in “Security type / sector and country allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $42,273, which represents 0.02% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $6,371,739 of securities loaned.

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	JPY	(3,217,500)	USD	26,331	4/1/22	$—	$(98)
BNYM	SEK	(1,616,790)	USD	173,769	4/1/22	1,813	—
Total Foreign Currency Exchange Contracts						$1,813	$(98)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

BNYM – Bank of New York Mellon

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

Summary of currencies:

JPY – Japanese Yen

SEK – Swedish Krona

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Large Cap Growth Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 99.81% ◆
Communication Services — 12.24%
Alphabet Class A †	126,618	$352,168,974
Alphabet Class C †	19,596	54,731,432
Electronic Arts	1,210,652	153,159,585
Meta Platforms Class A †	522,841	116,258,925
Pinterest Class A †	1,242,112	30,568,376
		706,887,292
Consumer Discretionary — 12.40%
Amazon.com †	125,355	408,651,032
Booking Holdings †	31,439	73,832,920
Ferrari *	459,789	100,275,383
Home Depot	204,861	61,321,043
LVMH Moet Hennessy Louis Vuitton ADR	131,023	18,681,259
NIKE Class B	392,662	52,836,599
		715,598,236
Consumer Staples — 3.00%
Coca-Cola	2,598,157	161,085,734
Estee Lauder Class A	44,933	12,236,155
		173,321,889
Financials — 4.22%
Intercontinental Exchange	925,504	122,277,588
S&P Global	296,198	121,494,496
		243,772,084
Healthcare — 10.60%
Cerner	938,229	87,780,705
Cooper	290,736	121,408,446
Danaher	201,120	58,994,529
Intuitive Surgical †	243,988	73,606,300
UnitedHealth Group	415,878	212,085,304
Zoetis	309,364	58,342,957
		612,218,241
Industrials — 10.18%
CoStar Group †	2,830,123	188,514,493
JB Hunt Transport Services	500,776	100,550,813
Stanley Black & Decker *	360,072	50,334,465
TransUnion	1,345,653	139,059,781
Union Pacific	182,088	49,748,263
Verisk Analytics	276,483	59,341,546
		587,549,361
Information Technology — 47.17%
Adobe †	215,570	98,218,003
Apple	3,035,327	529,998,448
Autodesk †	161,318	34,578,513
Broadridge Financial Solutions	637,193	99,217,322
Intuit	230,554	110,859,585
Microsoft	2,319,617	715,161,117
Motorola Solutions	950,127	230,120,759
NVIDIA	853,086	232,773,046
PayPal Holdings †	616,410	71,287,817
Salesforce †	432,317	91,789,546
VeriSign †	1,017,815	226,423,125
Visa Class A *	1,275,999	282,978,298
		2,723,405,579
Total Common Stocks
(cost $2,480,671,552)		5,762,752,682

Short-Term Investments — 0.25%
Money Market Mutual Fund — 0.25%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	14,301,622	14,301,622
Total Short-Term Investments
(cost $14,301,622)		14,301,622
Total Value of Securities Before
Securities Lending Collateral—100.06%
(cost $2,494,973,174)		5,777,054,304

Securities Lending Collateral** — 0.15%
Money Market Mutual Fund — 0.15%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	9,030,000	9,030,000
Total Securities Lending Collateral
(cost $9,030,000)		9,030,000
Total Value of
Securities—100.21%
(cost $2,504,003,174)		$5,786,084,304	■

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $125,010,979 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $120,392,814.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations — 0.80%
Fannie Mae REMICs
Series 2013-10 DE 2.00%
10/25/41	4,420,857	$4,267,450
GNMA
Series 2012-39 PA 2.00%
3/16/42	2,151,912	2,080,543
Series 2015-151 KC 3.50%
4/20/34	1,212,674	1,216,885
Total Agency Collateralized Mortgage
Obligations
(cost $7,804,129)		7,564,878

Agency Commercial Mortgage-Backed Securities —12.05%
FREMF Mortgage Trust
Series 2012-K20 B 144A
4.041% 5/25/45 #, ●	6,500,000	6,491,956
Series 2013-K30 C 144A
3.556% 6/25/45 #, ●	1,000,000	1,000,543
Series 2013-K31 C 144A
3.633% 7/25/46 #, ●	3,000,000	3,002,748
Series 2013-K33 B 144A
3.497% 8/25/46 #, ●	3,000,000	3,011,526
Series 2013-K33 C 144A
3.497% 8/25/46 #, ●	3,750,000	3,760,092
Series 2013-K35 B 144A
3.934% 12/25/46 #, ●	4,455,000	4,515,463
Series 2015-K47 B 144A
3.589% 6/25/48 #, ●	2,500,000	2,465,398
Series 2015-K719 B 144A
3.786% 6/25/22 #, ●	5,985,173	5,997,378
Series 2015-K720 B 144A
3.425% 7/25/22 #, ●	3,000,000	3,005,223
Series 2015-K721 B 144A
3.591% 11/25/47 #, ●	4,470,000	4,489,007
Series 2015-KF12 B 144A
7.341% (LIBOR01M +
7.10%, Floor 7.10%)
9/25/22 #, ●	2,633,355	2,618,005
Series 2016-K723 B 144A
3.567% 11/25/23 #, ●	10,900,000	10,955,259
Series 2016-K723 C 144A
3.567% 11/25/23 #, ●	4,899,000	4,863,211
Series 2016-KF15 B 144A
7.921% (LIBOR01M +
7.68%) 2/25/23 #	1,736,697	1,743,089
Series 2017-K724 C 144A
3.528% 12/25/49 #, ●	1,500,000	1,487,265
Series 2017-K728 B 144A
3.648% 11/25/50 #, ●	12,555,000	12,570,626
Series 2017-K728 C 144A
3.648% 11/25/50 #	910,000	900,348
Series 2017-K729 B 144A
3.673% 11/25/49 #, ●	5,100,000	5,080,743
Series 2017-KF33 B 144A
2.791% (LIBOR01M +
2.55%, Floor 2.55%)
6/25/27 #, ●	968,036	952,697
Series 2017-KF39 B 144A
2.741% (LIBOR01M +
2.50%, Floor 2.50%)
11/25/24 #, ●	1,852,558	1,840,895
Series 2017-KF40 B 144A
2.941% (LIBOR01M +
2.70%, Floor 2.70%)
11/25/27 #, ●	1,447,006	1,431,471
Series 2017-KSW2 B 144A
2.891% (LIBOR01M +
2.65%, Floor 2.65%)
5/25/27 #, ●	2,063,498	2,058,939
Series 2017-KSW3 B 144A
2.991% (LIBOR01M +
2.75%, Floor 2.75%)
5/25/27 #	598,719	573,391
Series 2018-K732 B 144A
4.057% 5/25/25 #, ●	985,000	992,883
Series 2018-KBF2 B 144A
2.241% (LIBOR01M +
2.00%, Floor 2.00%)
10/25/25 #	286,127	284,503
Series 2018-KF46 B 144A
2.191% (LIBOR01M +
1.95%, Floor 1.95%)
3/25/28 #, ●	1,423,361	1,382,055
Series 2018-KF47 B 144A
2.241% (LIBOR01M +
2.00%, Floor 2.00%)
5/25/25 #, ●	990,762	974,935
Series 2018-KF48 B 144A
2.291% (LIBOR01M +
2.05%, Floor 2.05%)
6/25/28 #, ●	798,326	761,004
Series 2018-KF49 B 144A
2.141% (LIBOR01M +
1.90%, Floor 1.90%)
6/25/25 #	1,107,692	1,067,439
Series 2018-KF51 B 144A
2.091% (LIBOR01M +
1.85%, Floor 1.85%)
8/25/25 #, ●	2,477,274	2,429,242
Series 2019-KF60 B 144A
2.591% (LIBOR01M +
2.35%, Floor 2.35%)
2/25/26 #, ●	3,850,912	3,827,328

	Principal	Value
	amount°	(US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2019-KF61 B 144A
2.441% (LIBOR01M +
2.20%, Floor 2.20%)
4/25/29 #, ●	1,354,169	$1,342,318
Series 2019-KF68 B 144A
2.441% (LIBOR01M +
2.20%, Floor 2.20%)
7/25/26 #, ●	2,408,848	2,352,263
Series 2019-KF69 B 144A
2.541% (LIBOR01M +
2.30%, Floor 2.30%)
8/25/29 #, ●	2,373,389	2,358,829
Series 2019-KF70 B 144A
2.541% (LIBOR01M +
2.30%, Floor 2.30%)
9/25/29 #, ●	1,415,839	1,402,816
Series 2019-KF73 B 144A
2.691% (LIBOR01M +
2.45%, Floor 2.45%)
11/25/29 #, ●	3,244,569	3,214,380
Series 2020-KF74 B 144A
2.391% (LIBOR01M +
2.15%, Floor 2.15%)
1/25/27 #, ●	4,452,707	4,405,477
Series 2020-KF75 B 144A
2.491% (LIBOR01M +
2.25%, Floor 2.25%)
12/25/29 #, ●	2,523,970	2,487,060
Total Agency Commercial Mortgage-Backed
Securities
(cost $115,087,237)		114,097,805

Collateralized Debt Obligations — 8.08%
Barings CLO
Series 2019-1A AR 144A
2.174% (LIBOR03M +
1.13%, Floor 1.13%)
4/15/36 #, ●	5,000,000	4,944,260
Benefit Street Partners CLO XX
Series 2020-20A AR 144A
2.214% (LIBOR03M +
1.17%, Floor 1.17%)
7/15/34 #, ●	5,000,000	4,937,690
BlueMountain CLO XXX
Series 2020-30A AR 144A
2.221% (TSFR03M + 1.37%,
Floor 1.37%) 4/15/35 #, ●	3,000,000	2,987,403
Canyon CLO
Series 2020-1A AR 144A
2.224% (LIBOR03M +
1.18%, Floor 1.18%)
7/15/34 #, ●	4,600,000	4,553,172
CIFC Funding
Series 2022-2A A1 144A
2.057% (TSFR03M + 1.32%,
Floor 1.32%) 4/19/35 #, ●	5,000,000	4,981,115
Dryden 77 CLO
Series 2020-77A AR 144A
1.60% (LIBOR03M + 1.12%,
Floor 1.12%) 5/20/34 #, ●	2,600,000	2,569,323
Galaxy XXI CLO
Series 2015-21A AR 144A
2.083% (LIBOR03M +
1.02%) 4/20/31 #, ●	4,900,000	4,853,925
Goldentree Loan Management
US CLO 6
Series 2019-6A AR 144A
1.561% (TSFR03M + 1.32%,
Floor 1.32%) 4/20/35 #, ●	5,000,000	4,978,855
Golub Capital Partners CLO
50B-R
Series 2020-50A A1R 144A
(TSFR03M + 1.37%, Floor
1.37%) 4/20/35 #	5,000,000	4,978,925
KKR CLO 41
Series 2022-41A A1 144A
2.022% (TSFR03M + 1.33%,
Floor 1.33%) 4/15/35 #, ●	5,000,000	4,981,115
Neuberger Berman CLO XX
Series 2015-20A ARR 144A
1.401% (LIBOR03M +
1.16%, Floor 1.16%)
7/15/34 #	2,000,000	1,979,890
Octagon Investment Partners
48
Series 2020-3A AR 144A
2.213% (LIBOR03M +
1.15%, Floor 1.15%)
10/20/34 #, ●	5,000,000	4,948,245
OHA Credit Partners XVI
Series 2021-16A A 144A
2.194% (LIBOR03M +
1.15%, Floor 1.15%)
10/18/34 #, ●	3,500,000	3,464,034
PPM CLO 3
Series 2019-3A AR 144A
1.331% (LIBOR03M +
1.09%, Floor 1.09%)
4/17/34 #	3,750,000	3,705,941
Regatta XIX Funding
Series 2022-1A A1 144A
2.399% (TSFR03M + 1.32%,
Floor 1.32%) 4/20/35 #, ●	5,000,000	4,981,115
Sound Point CLO XXV
Series 2019-4A A1R 144A
1.691% (TSFR03M + 1.28%,
Floor 1.28%) 4/25/33 #, ●	5,000,000	4,983,900

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

	Principal	Value
	amount°	(US $)
Collateralized Debt Obligations (continued)
Voya CLO
Series 2020-3A AR 144A
2.213% (LIBOR03M +
1.15%, Floor 1.15%)
10/20/34 #, ●	3,000,000	$2,983,299
Wind River CLO
Series 2021-3A A 144A
1.404% (LIBOR03M +
1.15%, Floor 1.15%)
7/20/33 #	4,700,000	4,662,513
Total Collateralized Debt Obligations
(cost $76,655,332)		76,474,720

Corporate Bonds — 62.48%
Banking — 11.94%
Ally Financial
1.45% 10/2/23	8,200,000	8,011,717
5.80% 5/1/25	5,850,000	6,210,021
Bank of America
0.523% 6/14/24 μ	2,175,000	2,114,997
1.843% 2/4/25 μ	385,000	376,602
4.00% 1/22/25	4,000,000	4,076,198
4.125% 1/22/24	3,000,000	3,080,624
4.20% 8/26/24	3,675,000	3,766,266
Bank of Montreal 2.05%
11/1/22 *	5,000,000	5,016,759
Citigroup
0.776% 10/30/24 μ	3,700,000	3,576,307
2.014% 1/25/26 μ	3,445,000	3,318,993
3.07% 2/24/28 μ	575,000	560,663
3.50% 5/15/23	4,140,000	4,185,064
5.50% 9/13/25	1,900,000	2,030,480
Discover Bank 2.45% 9/12/24	4,890,000	4,808,121
First Horizon 3.55% 5/26/23	6,000,000	6,038,429
Goldman Sachs Group
1.054% (SOFR + 0.79%)
12/9/26 ●	3,700,000	3,636,302
3.85% 7/8/24	5,000,000	5,093,876
4.25% 10/21/25	7,209,000	7,392,401
JPMorgan Chase & Co.
0.653% 9/16/24 μ	3,000,000	2,918,597
3.875% 9/10/24	2,542,000	2,598,172
Mitsubishi UFJ Financial Group
0.848% 9/15/24 μ	3,500,000	3,393,852
Mizuho Financial Group 0.849%
9/8/24 μ	4,700,000	4,558,362
Morgan Stanley
2.475% 1/21/28 μ	440,000	420,117
3.125% 7/27/26	9,515,000	9,441,673
3.70% 10/23/24	3,650,000	3,717,730
4.00% (LIBOR03M + 1.10%)
5/31/23 ●	1,700,000	1,710,207
National Bank of Canada 2.10%
2/1/23	3,600,000	3,600,708
Sumitomo Mitsui Trust Bank
144A 0.80% 9/12/23 #	3,700,000	3,602,957
Svenska Handelsbanken 144A
0.625% 6/30/23 #	3,500,000	3,426,507
Wells Fargo & Co. 3.526%
3/24/28 μ	375,000	374,547
		113,057,249
Basic Industry — 1.12%
DuPont de Nemours 4.205%
11/15/23	2,450,000	2,508,299
Graphic Packaging International
144A 0.821% 4/15/24 #	3,650,000	3,471,750
Mosaic
3.25% 11/15/22	2,314,000	2,330,284
4.25% 11/15/23	750,000	766,257
Nutrien 1.90% 5/13/23	1,500,000	1,489,590
		10,566,180
Brokerage — 1.36%
Brookfield Finance 4.00%
4/1/24	3,200,000	3,249,668
Intercontinental Exchange
0.70% 6/15/23	3,700,000	3,644,308
3.45% 9/21/23	3,500,000	3,542,402
LSEGA Financing 144A 0.65%
4/6/24 #	1,460,000	1,394,102
National Securities Clearing
144A 1.20% 4/23/23 #	1,028,000	1,019,376
		12,849,856
Capital Goods — 4.71%
Avery Dennison 0.85% 8/15/24	1,125,000	1,070,791
Boeing
2.20% 10/30/22	5,500,000	5,504,481
2.80% 3/1/23	5,623,000	5,653,335
Caterpillar Financial Services
0.45% 9/14/23	3,000,000	2,925,704
CNH Industrial Capital 1.95%
7/2/23	3,250,000	3,217,894
General Electric 5.012% 1/1/24	2,067,051	2,099,677
Huntington Ingalls Industries
144A 0.67% 8/16/23 #	5,000,000	4,854,195
L3Harris Technologies 3.832%
4/27/25	2,225,000	2,258,581
Lennox International 1.35%
8/1/25	5,600,000	5,249,497
Martin Marietta Materials 0.65%
7/15/23	1,800,000	1,758,059
Republic Services 0.875%
11/15/25	2,200,000	2,026,193

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Capital Goods (continued)
Roper Technologies 1.00%
9/15/25	3,600,000	$3,344,237
Waste Management 0.75%
11/15/25	5,045,000	4,666,381
		44,629,025
Communications — 5.54%
American Tower
0.60% 1/15/24	3,700,000	3,548,459
1.30% 9/15/25	2,000,000	1,865,380
AT&T
1.70% 3/25/26	3,650,000	3,460,445
2.95% 7/15/26	3,750,000	3,724,217
4.125% 2/17/26	3,341,000	3,476,117
Charter Communications
Operating
4.50% 2/1/24	3,285,000	3,362,133
4.908% 7/23/25	4,015,000	4,167,484
Crown Castle International
3.15% 7/15/23	1,195,000	1,203,589
Magallanes 144A 3.638%
3/15/25 #	2,375,000	2,391,961
Netflix 5.875% 2/15/25	3,750,000	4,004,681
Omnicom Group 3.65% 11/1/24	2,105,000	2,130,557
Rogers Communications 144A
3.20% 3/15/27 #	4,160,000	4,101,857
Sprint 7.875% 9/15/23	5,130,000	5,457,012
T-Mobile USA 3.50% 4/15/25	3,500,000	3,526,749
TWDC Enterprises 18 7.55%
7/15/93	3,650,000	3,958,102
Verizon Communications 1.45%
3/20/26	2,200,000	2,071,181
		52,449,924
Consumer Cyclical — 5.17%
7-Eleven 144A 0.80% 2/10/24 #	2,000,000	1,922,537
Aptiv 2.396% 2/18/25	2,805,000	2,735,284
AutoNation 3.50% 11/15/24	1,575,000	1,570,980
DR Horton 2.60% 10/15/25	2,139,000	2,077,980
Expedia Group 3.60% 12/15/23	2,225,000	2,244,777
Ford Motor Credit
2.30% 2/10/25	235,000	223,329
2.70% 8/10/26	1,700,000	1,583,142
3.375% 11/13/25	3,095,000	3,028,550
General Motors 4.875%
10/2/23	4,223,000	4,352,555
General Motors Financial
1.20% 10/15/24	2,175,000	2,066,687
Genting New York 144A 3.30%
2/15/26 #	1,950,000	1,846,817
GLP Capital 5.375% 11/1/23	765,000	786,607
Hyundai Capital America 144A
1.25% 9/18/23 #	2,200,000	2,141,248
Lennar 4.75% 11/15/22	4,171,000	4,213,808
MGM Resorts International
5.75% 6/15/25	4,825,000	4,953,128
Nissan Motor 144A 3.043%
9/15/23 #	3,750,000	3,743,528
Nordstrom 2.30% 4/8/24	730,000	722,233
PVH 4.625% 7/10/25	3,650,000	3,727,617
Volkswagen Group of America
Finance 144A 0.875%
11/22/23 #	5,150,000	4,976,357
		48,917,164
Consumer Non-Cyclical — 8.17%
AbbVie 2.30% 11/21/22	3,600,000	3,613,304
Bayer US Finance II
144A 2.85% 4/15/25 #	2,581,000	2,510,353
144A 3.875% 12/15/23 #	3,600,000	3,639,126
Becton Dickinson and Co.
3.734% 12/15/24	998,000	1,015,041
Campbell Soup 3.95% 3/15/25	2,875,000	2,928,425
Cargill 144A 1.375% 7/23/23 #	3,000,000	2,964,002
Coca-Cola Europacific Partners
144A 0.80% 5/3/24 #	3,500,000	3,345,890
Coca-Cola Refreshments USA
8.00% 9/15/22	6,375,000	6,565,485
Conagra Brands 0.50% 8/11/23	1,125,000	1,089,589
Constellation Brands
3.20% 2/15/23	7,750,000	7,829,675
4.25% 5/1/23	2,500,000	2,547,655
Darling Ingredients 144A 5.25%
4/15/27 #	4,355,000	4,447,370
Diageo Capital 3.50% 9/18/23	3,500,000	3,555,643
HCA
144A 3.125% 3/15/27 #	320,000	313,173
4.75% 5/1/23	1,870,000	1,917,813
5.875% 5/1/23	4,323,000	4,473,808
Keurig Dr Pepper
0.75% 3/15/24	1,820,000	1,754,182
4.057% 5/25/23	1,043,000	1,061,718
McCormick & Co.
0.90% 2/15/26	2,975,000	2,725,200
3.50% 9/1/23	1,320,000	1,329,439
Novartis Capital 3.00%
11/20/25	3,750,000	3,772,335
Royalty Pharma
0.75% 9/2/23	5,200,000	5,051,237
1.20% 9/2/25	3,940,000	3,628,612
Sysco 3.75% 10/1/25	3,150,000	3,200,975

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tyson Foods 3.95% 8/15/24	2,000,000	$2,040,109
		77,320,159
Electric — 3.24%
Black Hills 1.037% 8/23/24	2,500,000	2,388,658
Edison International 3.55%
11/15/24	3,700,000	3,714,789
Evergy 5.292% 6/15/22 ~	2,890,000	2,898,366
Eversource Energy 2.90%
3/1/27	610,000	598,759
Fells Point Funding Trust 144A
3.046% 1/31/27 #	570,000	547,348
FirstEnergy 3.35% 7/15/22	4,948,000	4,954,062
MidAmerican Energy 3.70%
9/15/23	3,000,000	3,038,001
National Rural Utilities
Cooperative Finance 1.875%
2/7/25	3,685,000	3,573,732
Southern 0.60% 2/26/24	3,635,000	3,496,455
Virginia Electric and Power
2.75% 3/15/23	5,425,000	5,444,348
		30,654,518
Energy — 5.61%
Aker BP 144A 2.875%
1/15/26 #	3,675,000	3,577,294
Cheniere Corpus Christi
Holdings 7.00% 6/30/24	1,500,000	1,596,783
ConocoPhillips 2.40% 3/7/25	2,855,000	2,824,107
Eastern Energy Gas Holdings
3.55% 11/1/23	3,765,000	3,796,767
Enbridge
2.50% 2/14/25	2,200,000	2,152,803
2.90% 7/15/22	2,913,000	2,920,683
Energy Transfer 4.25% 4/1/24	3,200,000	3,264,185
EQM Midstream Partners
4.75% 7/15/23	1,179,000	1,189,646
Galaxy Pipeline Assets Bidco
144A 1.75% 9/30/27 #	4,110,330	3,948,727
Harvest Operations 144A
1.00% 4/26/24 #	3,600,000	3,458,783
HollyFrontier 2.625% 10/1/23	2,925,000	2,896,752
Kinder Morgan Energy Partners
3.45% 2/15/23	4,090,000	4,120,014
Midwest Connector Capital
144A 3.625% 4/1/22 #	4,450,000	4,450,000
Murphy Oil 6.875% 8/15/24	1,825,000	1,840,914
Occidental Petroleum 5.875%
9/1/25	4,560,000	4,850,153
Plains All American Pipeline
3.85% 10/15/23	6,200,000	6,255,390
		53,143,001
Financials — 1.90%
AerCap Ireland Capital DAC
1.65% 10/29/24	5,000,000	4,726,228
Ares Capital
3.50% 2/10/23	1,425,000	1,433,166
4.25% 3/1/25	1,890,000	1,890,857
Aviation Capital Group 144A
4.375% 1/30/24 #	3,000,000	2,997,711
Avolon Holdings Funding 144A
4.25% 4/15/26 #	1,100,000	1,086,314
FS KKR Capital 4.75% 5/15/22	2,100,000	2,101,377
Park Aerospace Holdings 144A
5.50% 2/15/24 #	1,750,000	1,792,375
USAA Capital 144A 1.50%
5/1/23 #	2,000,000	1,982,492
		18,010,520
Information Technology — 6.18%
Advanced Micro Devices 2.95%
6/1/24 #	7,425,000	7,442,871
Apple 3.00% 2/9/24	927,000	938,606
Baidu 1.72% 4/9/26	1,050,000	968,843
Fortinet 1.00% 3/15/26	2,905,000	2,647,210
Global Payments 2.65%
2/15/25	4,125,000	4,040,262
Infor 144A 1.45% 7/15/23 #	2,580,000	2,529,177
Leidos 2.95% 5/15/23	5,525,000	5,543,592
Microchip Technology 144A
0.983% 9/1/24 #	4,750,000	4,501,241
Nuance Communications
5.625% 12/15/26	6,830,000	7,022,128
PayPal Holdings 1.65% 6/1/25	7,907,000	7,611,075
S&P Global 144A 2.45%
3/1/27 #	2,005,000	1,953,328
Seagate HDD Cayman 4.75%
6/1/23	1,950,000	1,982,555
Sensata Technologies
144A 5.00% 10/1/25 #	3,720,000	3,777,344
144A 5.625% 11/1/24 #	950,000	984,243
Thomson Reuters 4.30%
11/23/23	3,630,000	3,707,213
VMware
0.60% 8/15/23	725,000	704,932
4.50% 5/15/25	1,800,000	1,856,113
Workday
3.50% 4/1/27	130,000	130,055
3.70% 4/1/29	200,000	200,627
		58,541,415
Insurance — 3.51%
Aflac 1.125% 3/15/26	1,545,000	1,439,251
Anthem 3.35% 12/1/24	5,000,000	5,041,929

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Insurance (continued)
Athene Global Funding
144A 0.914% 8/19/24 #	2,150,000	$2,033,490
144A 0.95% 1/8/24 #	3,000,000	2,890,758
Humana 0.65% 8/3/23	750,000	732,027
MassMutual Global Funding II
144A 0.60% 4/12/24 #	5,100,000	4,887,804
Metropolitan Life Global
Funding I 144A 0.90%
6/8/23 #	3,750,000	3,685,694
New York Life Global Funding
144A 0.85% 1/15/26 #	5,000,000	4,606,390
Principal Life Global Funding II
144A 0.75% 4/12/24 #	2,200,000	2,104,370
Protective Life Global Funding
144A 0.631% 10/13/23 #, *	2,250,000	2,182,989
Reliance Standard Life Global
Funding II 144A 2.15%
1/21/23 #	3,600,000	3,606,254
		33,210,956
Real Estate Investment Trusts — 3.12%
American Tower Trust #1 144A
3.07% 3/15/48 #	8,265,000	8,215,438
Crown Castle Towers 144A
3.663% 5/15/45 #	2,050,000	2,045,492
CyrusOne 2.90% 11/15/24	3,940,000	3,950,815
Equinix 2.625% 11/18/24	0	0
SBA Tower Trust
144A 1.884% 7/15/50 #	3,222,000	3,039,827
144A 2.836% 1/15/50 #	5,840,000	5,744,878
Series 3.869 10/08/24 144A
3.869% 10/8/49 #	6,500,000	6,554,007
		29,550,457
Transportation — 0.49%
American Airlines 2016-2 Class
AA Pass Through Trust
3.20% 12/15/29 ◆	1,146,750	1,088,248
Canadian National Railway
2.75% 3/1/26	3,600,000	3,569,514
		4,657,762
Utilities — 0.42%
Sempra Energy 3.30% 4/1/25	3,110,000	3,117,163
Southern California Gas 2.95%
4/15/27	820,000	809,682
		3,926,845
Total Corporate Bonds
(cost $610,199,998)		591,485,031

Non-Agency Asset-Backed Securities — 1.15%
Ford Credit Auto Owner Trust
Series 2022-A B 1.91%
7/15/27	3,550,000	3,411,163
GM Financial Automobile
Leasing Trust
Series 2022-1 B 2.23%
2/20/26	4,150,000	4,082,080
Verizon Master Trust
Series 2022-2 B 1.83%
7/20/28	3,550,000	3,434,205
Total Non-Agency Asset-Backed Securities
(cost $11,248,816)		10,927,448

Non-Agency Commercial Mortgage-Backed Security — 0.67%
Wells Fargo Re-REMIC Trust
Series 2013-FRR1 BK20
144A 0.855% 5/27/45 #, ^	6,353,400	6,311,747
Total Non-Agency Commercial Mortgage-
Backed Security
(cost $5,747,846)		6,311,747

Supranational Bank — 0.16%
Corp Andina de Fomento
2.375% 5/12/23	1,500,000	1,501,504
Total Supranational Bank
(cost $1,498,718)		1,501,504

US Treasury Obligations — 13.64%
US Treasury Notes
1.75% 3/15/25	107,860,000	105,584,834
2.25% 3/31/24	23,550,000	23,519,182
Total US Treasury Obligations
(cost $129,173,006)		129,104,016

	Number of
	shares
Short-Term Investments — 1.51%
Money Market Mutual Fund — 1.51%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	14,271,674	14,271,674
Total Short-Term Investments
(cost $14,271,674)		14,271,674
Total Value of Securities Before
Securities Lending Collateral—100.54%
(cost $971,686,756)		951,738,823

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

	Number of	Value
	shares	(US $)
Securities Lending Collateral** — 0.25%
Money Market Mutual Fund — 0.25%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	2,378,698	$2,378,698
Total Securities Lending Collateral
(cost $2,378,698)		2,378,698
Total Value of
Securities—100.79%
(cost $974,065,454)		$954,117,521	■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $349,624,017, which represents 36.93% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
*	Fully or partially on loan.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2022.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $2,298,694 of securities loaned.

The following futures contracts were outstanding at March 31, 2022:1

Futures Contracts

Exchange-Traded

Variation
Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Depreciation	Brokers
204	US Treasury 5 yr Notes	$23,396,250	$23,957,560	6/30/22	$(561,310)	$28,686

The use of futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

Summary of abbreviations: (continued)

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

S&P – Standard & Poor’s Financial Services LLC

SOFR – Secured Overnight Financing Rate

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Managed International Opportunities Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Affiliated Mutual Funds — 99.50%
Delaware Ivy Global Equity Income
Fund Class R6<<	1,003,215	$12,801,018
Delaware Ivy International Core
Equity Fund Class R6<<	3,111,190	60,045,970
Delaware Ivy International Small
Cap Fund Class R6<<	570,829	6,730,074
Delaware Ivy International Value
Fund Class R6<<	1,177,744	20,115,871
Delaware Ivy Systematic Emerging
Markets Equity Fund
Class R6<<	1,407,922	33,029,847
Total Affiliated Mutual Funds
(cost $109,623,109)		132,722,780

Short-Term Investments — 0.63%
Money Market Mutual Fund — 0.63%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	848,988	848,988
Total Short-Term Investments
(cost $848,988)		848,988
Total Value of Securities—100.13%
(cost $110,472,097)		$133,571,768

<<	Affiliated company. See Note 2 in “Notes to financial statements.”

Delaware Ivy Mid Cap Growth Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 100.04%
Communication Services — 3.48%
Electronic Arts	826,157	$104,517,122
Pinterest Class A †	4,629,439	113,930,494
ZoomInfo Technologies
Class A †	547,283	32,694,686
		251,142,302
Consumer Discretionary — 15.57%
BorgWarner *	3,183,447	123,836,088
Chipotle Mexican Grill †	135,587	214,502,702
Floor & Decor Holdings
Class A †	633,317	51,298,677
Levi Strauss & Co. Class A *	3,966,496	78,377,961
Lululemon Athletica †	266,480	97,326,491
National Vision Holdings *, †	2,025,311	88,242,800
On Holding Class A *, †	2,286,496	57,711,159
Pool	192,722	81,492,498
Shutterstock *	810,072	75,401,502
Ulta Beauty †	409,329	163,002,994
Vail Resorts	356,216	92,712,338
		1,123,905,210
Consumer Staples — 1.69%
Brown-Forman Class B	363,120	24,336,303
Hershey	450,494	97,590,515
		121,926,818
Financials — 6.98%
First Republic Bank	778,299	126,162,268
Kinsale Capital Group	158,655	36,176,513
MarketAxess Holdings	560,776	190,775,995
Pinnacle Financial Partners	814,168	74,968,589
SVB Financial Group †	135,146	75,607,430
		503,690,795
Healthcare — 20.66%
ABIOMED †	375,317	124,320,003
Agilent Technologies	634,080	83,907,806
Azenta	1,000,420	82,914,810
Bio-Techne	259,055	112,181,177
Dexcom †	541,474	277,018,099
Edwards Lifesciences †	1,001,676	117,917,299
Envista Holdings †	2,653,870	129,270,008
Genmab ADR †	2,741,916	99,202,521
Horizon Therapeutics †	1,370,731	144,214,608
Intuitive Surgical †	365,288	110,200,084
Repligen *, †	500,339	94,108,762
Seagen †	805,935	116,094,937
		1,491,350,114
Industrials — 13.74%
A O Smith	1,710,838	109,305,440
CAE †	305,304	7,962,328
Clarivate *, †	4,378,259	73,379,621
CoStar Group †	3,509,100	233,741,151
Fastenal	1,843,070	109,478,358
HEICO Class A	1,058,371	134,233,194
IDEX	526,596	100,964,251
Middleby *, †	692,043	113,453,529
Trex *, †	1,668,920	109,030,544
		991,548,416
Information Technology — 36.20%
Arista Networks †	1,569,242	218,093,253
Crowdstrike Holdings
Class A †	642,775	145,961,347
Datto Holding *, †	1,186,337	31,698,925
DocuSign *, †	1,267,897	135,817,127
Five9 †	965,489	106,589,986
Genpact	1,003,068	43,643,489
Guidewire Software †	1,049,249	99,279,940
II-VI *, †	2,415,586	175,105,829
Keysight Technologies †	907,954	143,429,493
Marvell Technology	2,624,617	188,211,285
Microchip Technology	2,061,742	154,919,294
Monolithic Power Systems	487,288	236,666,036
Novanta †	461,332	65,642,930
Paycom Software †	376,898	130,549,929
Q2 Holdings *, †	736,212	45,387,470
SkyWater Technology *, †	547,340	5,927,692
Teradyne *	1,384,812	163,726,323
Trade Desk Class A †	1,075,824	74,500,812
Trimble †	1,589,920	114,696,829
Tyler Technologies *, †	310,915	138,322,974
Universal Display	642,581	107,278,898
Workiva *, †	740,104	87,332,272
		2,612,782,133
Materials — 1.72%
RPM International	513,928	41,854,296
Scotts Miracle-Gro	666,057	81,898,369
		123,752,665
Total Common Stocks
(cost $4,601,719,450)		7,220,098,453

Schedules of investments

Delaware Ivy Mid Cap Growth Fund

	Number of	Value
	shares	(US $)
Short-Term Investments — 0.52%
Money Market Mutual Fund — 0.52%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	37,249,391	$37,249,391
Total Short-Term Investments
(cost $37,249,391)		37,249,391
Total Value of Securities Before
Securities Lending Collateral and
Options Written—100.56%
(cost $4,638,968,841)		7,257,347,844

Securities Lending Collateral** — 2.10%
Money Market Mutual Fund — 2.10%
Dreyfus Institutional
Preference Government
Money Market Fund -
Institutional Shares (seven-
day effective yield 0.30%)	151,991,897	151,991,897
Total Securities Lending Collateral
(cost $151,991,897)		151,991,897

	Number of
	contracts
Options Written — (0.05%)
Equity Call Options — (0.05%)
Shutterstock, strike price
$110, expiration date 5/20/
22, notional amount
$(20,460,000)†	(1,860)	(3,180,600)
Total Options Written
(premium received $5,081,979)		(3,180,600)
Total Value of
Securities—102.61%
(cost $4,785,878,759)		$7,406,159,141 ■

†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $254,496,642 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $117,454,855.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 96.77%
Consumer Discretionary — 19.65%
Cracker Barrel Old Country
Store *	409,305	$48,596,783
Garmin	428,486	50,822,724
Hasbro	556,740	45,608,141
Polaris *	469,244	49,420,778
Service Corp. International	774,239	50,960,411
Tractor Supply	214,630	50,088,203
Travel + Leisure	859,258	49,785,408
		345,282,448
Consumer Staples — 5.88%
Clorox	375,841	52,253,174
Sysco	625,993	51,112,329
		103,365,503
Financials — 19.66%
Ares Management Class A	647,845	52,624,449
Arthur J. Gallagher & Co.	302,307	52,782,802
Discover Financial Services	439,385	48,415,833
First American Financial	730,722	47,365,400
Glacier Bancorp	941,231	47,325,095
Northern Trust	431,561	50,255,279
Umpqua Holdings	2,475,107	46,680,537
		345,449,395
Healthcare — 2.88%
Encompass Health	712,981	50,700,079
		50,700,079
Industrials — 16.97%
CH Robinson Worldwide	479,936	51,693,906
Fastenal	873,695	51,897,483
nVent Electric	1,412,247	49,117,951
Snap-on	237,333	48,767,185
Stanley Black & Decker	332,177	46,435,023
Watsco	165,308	50,359,429
		298,270,977
Information Technology — 17.28%
Broadridge Financial Solutions	327,815	51,044,074
Microchip Technology	661,932	49,737,570
National Instruments	1,265,794	51,378,578
NetApp	577,745	47,952,835
Paychex	397,412	54,234,815
TE Connectivity	376,322	49,290,656
		303,638,528
Materials — 11.58%
Avery Dennison	291,810	50,766,186
Packaging Corp. of America	319,486	49,874,959
RPM International	607,335	49,461,362
Sonoco Products	854,552	53,460,773
		203,563,280
Real Estate — 2.87%
American Campus
Communities	902,276	50,500,388
		50,500,388
Total Common Stocks
(cost $1,308,184,052)		1,700,770,598

Limited Partnerships — 1.60%
Rattler Midstream<<, **	2,013,028	28,122,001
Total Limited Partnerships
(cost $31,208,647)		28,122,001

Short-Term Investments — 1.54%
Money Market Mutual Fund — 1.54%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	27,073,762	27,073,762
Total Short-Term Investments
(cost $27,073,762)		27,073,762
Total Value of Securities Before
Securities Lending Collateral—99.91%
(cost $1,366,466,461)		1,755,966,361

Securities Lending Collateral** — 3.06%
Money Market Mutual Fund — 3.06%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	53,849,976	53,849,976
Total Securities Lending Collateral
(cost $53,849,976)		53,849,976
Total Value of
Securities—102.97%
(cost $1,420,316,437)		$1,809,816,337	■

*	Fully or partially on loan.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
**	Issuer is not an affiliated investment of the Fund at March 31, 2022.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $56,562,818 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $6,646,495.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Municipal Bond Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Municipal Bonds — 99.63%
Corporate Revenue Bonds — 6.20%
Buckeye Ohio Tobacco
Settlement Financing Authority
(Asset-Backed Senior)
Series B-2 5.00%
6/1/55 LIBOR03M	1,000,000	$1,041,390
Florida Development Finance
Surface Transportation
Facilities Revenue
(Green Bond - Brightline
Passenger Rail Project)
Series B 144A 7.375%
1/1/49 (AMT) #	6,000,000	6,339,060
George L Smith II Congress
Center Authority
(Convention Center Hotel)
Series A 2.375%
1/1/31 USD	1,000,000	908,900
Golden State Tobacco
Securitization Settlement
Revenue
(Capital Appreciation Bonds -
Subordinate)
Series B-2 0.441%
6/1/66 ^LIBOR06M	10,000,000	1,220,600
Indiana Finance Authority
Exempt Facility Revenue
(Green Bond - Polyflow
Indiana Project)
144A 7.00%
3/1/39 (AMT) #	2,680,000	2,096,939
New York City Industrial
Development Agency
(Pilot Rev Bds - Yankee
Stadium Project)
0.009% 3/1/27 ^	3,000,000	2,608,620
0.011% 3/1/26 ^	3,185,000	2,860,353
0.014% 3/1/25 ^	3,175,000	2,938,209
New York Counties Tobacco
Trust V
(Pass Through Prog)
Series 4B 144A 0.242%
6/1/60 #, ^	422,200,000	14,924,770
Public Finance Authority
(Senior Lien - Grand Hyatt
San Antonio Hotel
Acquisition Project)
Series A 5.00% 2/1/62	2,170,000	2,274,617
Tennessee Energy
Acquisition Commodity Project
Revenue
(Tennessee Energy
Acquisition)
Series A 5.00% 5/1/52 ●	1,090,000	1,248,006
		38,461,464
Education Revenue Bonds — 5.27%
California Educational Facilities
Authority
(Stanford University)
Series U-7 5.00% 6/1/46	7,675,000	9,967,523
California Municipal Finance
Authority
(American Heritage Education
Foundation Project)
Series A 5.00% 6/1/36	1,000,000	1,075,230
California School Finance
Authority
(Coastal Academy Project)
Series A
144A 5.00% 10/1/22 #	70,000	70,974
Series A
144A 5.00% 10/1/33 #	1,000,000	1,009,540
(Russell Westbrook Why Not?
Academy – Obligated
Group)
Series A 144A 4.00%
6/1/51 #	2,300,000	2,025,794
California State University
Series A 5.00% 11/1/38	500,000	547,905
Clifton Higher Education Finance
Revenue
(Uplift Education)
Series A 4.25% 12/1/34	3,000,000	3,074,310
Florida Development Finance
Educational Facilities
Revenue
(Mater Academy Projects)
Series A 5.00% 6/15/28	410,000	450,951
Series A 5.00% 6/15/29	400,000	438,840
University of Arkansas
Series A 5.00% 11/1/37	745,000	833,178
University of California
(General)
Series AI 5.00% 5/15/34	3,500,000	3,625,230
University of Texas System
Board of Regents
Series B 5.00% 8/15/49	3,100,000	4,015,306

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Utah Charter School Finance
Authority
(Syracuse Arts Academy
Project)
5.00% 4/15/37	1,000,000	$1,074,020
Wisconsin Health & Educational
Facilities Authority
(The Medical College Of
Wisconsin, Inc.)
5.00% 12/1/41	4,000,000	4,487,440
		32,696,241
Electric Revenue Bonds — 6.86%
Illinois Municipal Electric Agency
Series A 5.00% 2/1/32	3,695,000	4,019,975
Indiana Municipal Power Agency
Series A 4.00% 1/1/39	2,630,000	2,858,731
Series C 5.00% 1/1/39	1,000,000	1,103,580
Long Island Power Authority
(Tax-Exempt)
Series A 5.00% 9/1/39	1,500,000	1,597,215
Missouri Joint Municipal Electric
Utility Commission
(Iatan 2 Project)
Series A 5.00% 12/1/36	5,650,000	6,105,955
Series A 5.00% 12/1/37	1,000,000	1,080,380
(Prairie State Project)
Series A 5.00% 12/1/29	1,550,000	1,678,526
Series A 5.00% 12/1/30	1,200,000	1,299,120
Series A 5.00% 12/1/31	1,000,000	1,082,290
Series A 5.00% 12/1/40	1,000,000	1,102,240
Modesto Irrigation District
Series A 5.00% 10/1/36	4,270,000	4,671,935
Omaha Public Power District
Nebraska City Station Unit 2
(Nebraska City 2)
Series A 5.00% 2/1/33	1,000,000	1,073,770
(System Revenue Bonds -
Nebraska City 2)
Series A 5.00% 2/1/41	1,000,000	1,094,570
Puerto Rico Electric Power
Authority Revenue
Series AAA 5.25% 7/1/25 ‡	225,000	216,563
Series WW 5.00% 7/1/28 ‡	510,000	488,325
Series XX 4.75% 7/1/26 ‡	185,000	176,444
Series XX 5.25% 7/1/40 ‡	2,005,000	1,929,812
Series ZZ 4.75% 7/1/27 ‡	145,000	138,294
Series ZZ 5.25% 7/1/24 ‡	315,000	303,187
Utility Debt Securitization
Authority
(Restructured - Federally
Tax-Exempt)
Series TE 5.00% 12/15/31	10,000,000	10,524,300
		42,545,212
Healthcare Revenue Bonds — 12.71%
Allen County Ohio Hospital
Facilities Revenue
(Bon Secours Mercy Health,
Inc.)
5.00% 12/1/35	200,000	231,544
Ames Iowa Hospital Revenue
(Mary Greeley Medical
Center)
4.00% 6/15/35	1,510,000	1,580,260
Brookhaven Development
Authority
(Children’s Healthcare Of
Atlanta)
Series A 4.00% 7/1/44	8,000,000	8,485,440
California Health Facilities
Financing Authority
(CommonSpirit Health)
Series A 4.00% 4/1/49	5,000,000	5,091,000
California Health Facilities
Financing Authority Revenue
Series A-2 5.00% 11/1/47	10,000,000	12,679,000
Colorado Health Facilities
Authority
(SCL Health System)
Series B 4.00% 1/1/40	4,000,000	4,246,840
Hawaii Department of Budget &
Finance Special Purpose
Revenue
(Queen’s Health Systems)
Series A 5.00% 7/1/35	1,500,000	1,616,175
Health & Educational Facilities
Authority of the State of
Missouri
(Mosaic Health System)
Series A 4.00% 2/15/44	600,000	623,016
Illinois Finance Authority
(Northshore - Edward-
Elmhurst Health Credit
Group)
Series A 5.00% 8/15/47	4,985,000	5,769,190

Schedules of investments

Delaware Ivy Municipal Bond Fund

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Lake County Port & Economic
Development Authority
(First Mortgage - Tapestry
Wicklife, LLC Project)
Series A 144A 6.75%
12/1/52 #, ‡	1,300,000	$442,000
Maricopa County Industrial
Development Authority
(Banner Health)
Series A 4.00% 1/1/38	8,500,000	8,948,205
Michigan Finance Authority
(Che Trinity Health Credit
Group)
4.00% 12/1/35	1,250,000	1,316,387
Michigan State Hospital Finance
Authority
(Ascension Health Credit
Group)
Series B-4 5.00%
11/15/32	2,000,000	2,164,320
(Ascension Health Senior
Credit Group)
Series F-4 5.00% 11/15/47	500,000	573,860
New Hope Cultural Education
Facilities Finance Texas
Senior Living Revenue
(Sanctuary LTC Project)
Series A-1 5.50% 1/1/57	3,500,000	3,133,655
Series A-2 6.50% 1/1/31	9,865,000	9,340,873
Ohio State Hospital Facilities
Revenue
(Cleveland Clinic Health
System Obligated Group)
Series B 4.00% 1/1/42	2,000,000	2,100,960
Pennsylvania Economic
Development Financing
Authority First Mortgage
Revenue
(Tapestry Moon Senior
Housing Project)
Series A
144A 6.50% 12/1/38 #, ‡	3,285,000	1,314,000
Series A
144A 6.75% 12/1/53 #, ‡	3,765,000	1,506,000
South Carolina Jobs-Economic
Development Authority
(Bon Secours Mercy Health,
Inc.)
Series A 5.00% 12/1/46	250,000	282,793
University of North Carolina at
Chapel Hill
(University Of North Carolina
Hospitals)
4.00% 2/1/36	1,000,000	1,080,910
Washington Health Care
Facilities Authority
(Providence Health &
Services)
Series D 5.00% 10/1/38	5,000,000	5,300,650
Wisconsin Health & Educational
Facilities Authority
(Ascension Senior Credit
Group)
Series A 4.00% 11/15/33	1,000,000	1,048,280
		78,875,358
Housing Revenue Bonds — 1.28%
Georgia Housing & Finance
Authority
Series A 2.45% 6/1/31	550,000	526,207
Series A 2.45% 12/1/31	620,000	598,926
Series A 2.60% 6/1/32	430,000	418,094
Montana Board of Housing
Series B 2.75% 12/1/40	815,000	804,429
Nebraska Investment Finance
Authority
Series A 2.35% 9/1/35	2,500,000	2,332,600
New York City Housing
Development MultiFamily
Revenue
(Sustainable Development
Bonds)
Series A-1-B 2.05% 11/1/31	520,000	476,970
Series A-1-B 2.10% 5/1/32	1,055,000	963,046
Series A-1-B 2.15% 11/1/32	970,000	885,164
North Carolina Housing Finance
Agency
Series 44 2.55% 7/1/35	980,000	908,999
		7,914,435

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Lease Revenue Bonds — 6.20%
Broward County Florida School
Board
(Certificates of Participation)
Series A 5.00% 7/1/34	3,000,000	$3,574,830
Kansas City
(Improvement - Downtown
Arena Project)
Series E 5.00% 4/1/40	2,000,000	2,151,760
Metropolitan Pier &
Exposition Authority Illinois
Revenue
(McCormick Place Expansion
Project)
Series B 4.178%
12/15/54 (BAM) ^	25,445,000	6,254,890
Michigan State Building Authority
(Facilities Program)
Series I 4.00% 10/15/36	1,000,000	1,058,600
Series I 5.00% 4/15/34	3,000,000	3,283,110
New Jersey State Transportation
Trust Fund Authority
(Transportation System)
Series A 3.114%
12/15/39 (BAM) ^	7,970,000	4,183,453
New Jersey Transportation Trust
Fund Authority
(Transportation System)
Series A 5.50% 12/15/22 (AGM)	1,500,000	1,541,055
Series B 5.25% 12/15/22	3,500,000	3,584,315
New York City Transitional
Finance Authority Building Aid
Revenue
(Subordinate)
Series S-1 5.00% 7/15/37	1,000,000	1,091,300
Series S-3A 5.00% 7/15/36	2,000,000	2,293,820
New York Liberty Development
Revenue
(Green Bond - 4 World Trade
Center Project)
Series A 3.00% 11/15/51	6,425,000	5,558,910
Palm Beach County School
District
(Certificates Of Participation)
Series A 5.00% 8/1/34	2,000,000	2,363,360
Regional Transportation District
5.00% 6/1/35	1,435,000	1,545,796
		38,485,199
Local General Obligation Bonds — 5.46%
Alamo Community College
District
5.00% 8/15/38	6,040,000	6,857,514
Detroit City School District
(Unlimited Tax General
Obligation)
Series A 5.00% 5/1/31	1,000,000	1,188,840
Series A 5.00% 5/1/32	750,000	888,457
Lincoln Consolidated School
District
(General Obligation -
Unlimited Tax)
Series A 5.00%
5/1/35 (AGM)	500,000	549,625
Mida Golf and Equestrian Center
Public Infrastructure District
(Utah Limited Tax)
144A 4.50% 6/1/51 #	2,500,000	2,152,225
144A 4.625% 6/1/57 #	2,500,000	2,137,125
New Orleans
5.00% 12/1/25	1,500,000	1,533,525
5.00% 12/1/26 (AGM)	3,500,000	3,579,415
5.00% 12/1/27 (AGM)	1,500,000	1,534,125
New York
Series D-1 5.00% 8/1/30	2,000,000	2,083,180
Series G 5.00% 8/1/30	1,000,000	1,052,550
Palomar Health
Series A 0.000% 8/1/31 ^	3,315,000	2,419,055
Series A 0.000% 8/1/32 ^	5,000,000	3,504,750
Series A 0.000% 8/1/33 ^	5,000,000	3,362,350
Series B 4.00% 8/1/37	1,000,000	1,053,880
		33,896,616
Pre-Refunded/Escrowed to Maturity Bonds — 5.23%
Birmingham Waterworks Board
Water Revenue
Series A 5.00% 1/1/35-25 §	6,555,000	7,092,969
Central Texas Turnpike System
1st Tier 13.777% 8/15/26 ^	1,340,000	1,214,857
Golden State Tobacco
Securitization Settlement
Revenue
(Asset-Backed)
Series A 5.00% 6/1/33-25 §	3,165,000	3,457,826
Series A 5.00% 6/1/34-25 §	2,840,000	3,102,757

Schedules of investments

Delaware Ivy Municipal Bond Fund

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Hillsborough County Aviation
Authority
(Tampa International Airport -
Subordinate)
Series B 5.00%
10/1/35-24 §	2,000,000	$2,145,340
Iowa Higher Education Loan
Authority
(Upper Iowa University
Project)
5.00% 9/1/33-23 §	1,750,000	1,830,272
La Quinta Redevelopment
Agency Successor Agency
(La Quinta Redevelopment
Project Area)
Series A 5.00%
9/1/34-24 §	750,000	803,910
Metropolitan Washington Airports
Authority Dulles Toll Road
Revenue
(Convertible Capital
Appreciation Bonds)
Series C 6.50%
10/1/41-26 §	7,000,000	8,354,150
Orange County Health Facilities
Authority
(Presbyterian Retirement
Communities)
5.00% 8/1/36	4,125,000	4,419,690
		32,421,771
Special Tax Revenue Bonds — 19.07%
Bullhead City, Arizona Excise
Taxes Revenue
2.55% 7/1/46	3,000,000	2,443,260
City & County of San Francisco
Special Tax District No 2020-1
(Federally Taxable)
Series B 144A 5.25%
9/1/49 #	6,000,000	5,411,460
GDB Debt Recovery Authority of
Puerto Rico
7.50% 8/20/40	27,915,426	26,240,501
Illinois Sales Tax Revenue
(Build Illinois - Junior
Obligation)
5.00% 6/15/26	2,000,000	2,062,460
Jefferson Sales Tax District
Series B 5.00%
12/1/42 (AGM)	5,000,000	5,659,500
Metropolitan Atlanta Rapid
Transit Authority
(Third Indenture Series)
Series B 5.00% 7/1/43	8,325,000	9,219,771
Miami-Dade County
0.00% 10/1/37 (BAM) ^	3,000,000	1,723,050
New York City Transitional
Finance Authority Future Tax
Secured Revenue
(Future Tax Secured Tax-
Exempt Subordinate)
Series A-2 5.00% 8/1/37	5,360,000	6,001,485
Series I 5.00% 5/1/29	3,000,000	3,103,980
New York Convention Center
Development Revenue
(Hotel Unit Fee Secured)
5.00% 11/15/34	3,000,000	3,273,870
New York State Dormitory
Authority
Unrefunded Balance
Series B 5.00% 2/15/38	5,000,000	5,387,800
Osceola County Florida Sales
Tax Revenue
Series A 5.00% 10/1/37	2,005,000	2,185,971
Puerto Rico Sales Tax Financing
Revenue
Series A-1 4.97% 7/1/51 ^	121,739,000	27,102,753
Series A-1 5.00% 7/1/58	6,000,000	6,394,140
(Restructured)
Series A-2 4.329% 7/1/40	4,000,000	4,147,880
Series A-2 4.329% 7/1/40	2,260,000	2,345,157
Regional Transportation Authority
Series A 6.00% 7/1/24	3,080,000	3,360,034
Stockton Redevelopment Agency
Successor Agency
Series A 5.00% 9/1/37 (AGM)	2,000,000	2,229,400
		118,292,472
State General Obligation Bonds — 7.62%
California State
(School Facilities)
5.00% 11/1/30	3,000,000	3,144,870
(Various Purpose)
5.00% 2/1/33	10,000,000	10,278,400
5.00% 4/1/37	5,000,000	5,160,650

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Puerto Rico
Series A 144A 5.50% 6/1/22 #	6,135,000	$6,250,031
Series C 2.646% 11/1/43	7,704,304	4,150,694
(Restructured)
Series A 2.993% 7/1/24 ^	796,975	727,710
Series A 4.364% 7/1/33 ^	1,993,839	1,154,552
Series A1 4.00% 7/1/33	1,549,330	1,516,531
Series A1 4.00% 7/1/35	1,392,642	1,347,980
Series A1 4.00% 7/1/37	1,195,254	1,151,508
Series A1 4.00% 7/1/41	1,625,088	1,549,326
Series A1 4.00% 7/1/46	1,690,069	1,597,048
Series A1 5.25% 7/1/23	1,730,373	1,772,992
Series A1 5.375% 7/1/25	1,725,522	1,822,117
Series A1 5.625% 7/1/27	1,709,893	1,869,563
Series A1 5.625% 7/1/29	1,682,154	1,879,302
Series A1 5.75% 7/1/31	1,633,862	1,865,037
		47,238,311
Transportation Revenue Bonds — 15.47%
Austin Texas Airport System
Revenue
5.00% 11/15/39 (AMT)	1,000,000	1,057,800
Central Texas Turnpike System
1st Tier Unrefunded Balance
Series A 13.746% 8/15/26 ^	18,000,000	16,254,360
Series B 5.00% 8/15/37	1,000,000	1,058,480
Chicago Illinois O’Hare
International Airport Revenue
(Senior Lien)
Series A 5.00%
1/1/38 (AMT)	605,000	667,696
Chicago O’Hare International
Airport
(General Airport Senior Lien)
Series B 5.00% 1/1/34	1,000,000	1,061,660
Series C 5.00% 1/1/34	1,500,000	1,632,405
Series D 5.25% 1/1/37	2,500,000	2,775,750
Foothill-Eastern Transportation
Corridor Agency
(Senior Lien Toll Road
Refunding)
Series A 4.00% 1/15/46	3,000,000	3,137,220
Greater Orlando Aviation
Authority
Series A 4.00% 10/1/37 (AMT)	2,000,000	2,093,360
Series A 4.00% 10/1/39 (AMT)	3,000,000	3,131,190
Illinois State Toll Highway
Authority
Series A 5.00% 1/1/35	4,100,000	4,186,592
Series B 5.00% 1/1/37	2,000,000	2,179,420
Los Angeles California
Department of Airports
Revenue
(Subordinate)
Series A 5.00%
5/15/32 (AMT)	265,000	300,250
Maine Turnpike Authority
5.00% 7/1/34	2,255,000	2,446,517
Metropolitan Transportation
Authority
Series C 5.00% 11/15/36	2,625,000	2,765,490
(Green Bond - Climate Bond
Certified)
Series A-1 5.00% 11/15/41	2,105,000	2,266,538
(Transportation)
Series C 5.00% 11/15/35	2,500,000	2,679,600
Miami-Dade County Florida
Aviation Revenue
Series A 4.00%
10/1/44 (AMT)	1,500,000	1,527,360
North Carolina Turnpike Authority
(Capital Appreciation Bonds)
Series B 5.296% 1/1/34 ^	10,000,000	6,942,500
North Texas Tollway Authority
1st Tier 15.18% 1/1/30 ^	12,000,000	9,639,600
Pennsylvania Turnpike
Commission
(Subordinate)
5.00% 6/1/38	1,000,000	1,086,810
Series C 6.25% 6/1/33 (AGM)	4,000,000	4,641,800
Phoenix Civic Improvement
Airport Revenue
(Junior Lien Airport)
Series B 4.00% 7/1/37 (AMT)	4,000,000	4,165,360
Series B 4.00% 7/1/39 (AMT)	1,000,000	1,038,480
Port of Portland Oregon Airport
Revenue
(Portland International Airport)
Series 23 5.00% 7/1/33	5,000,000	5,398,600
Series 23 5.00% 7/1/34	1,000,000	1,073,250
Port of Seattle
Series B 5.00% 3/1/35	2,000,000	2,121,880
Rhode Island Commerce
(Rhode Island Department of
Transportation)
Series A 5.00% 5/15/35	1,250,000	1,468,663

Schedules of investments

Delaware Ivy Municipal Bond Fund

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
San Diego County Regional
Airport Authority
(Subordinate)
Series B 4.00%
7/1/56 (AMT), (BAM)	7,000,000	$7,197,260
		95,995,891
Water & Sewer Revenue Bonds — 8.26%
Baltimore Maryland Project
Revenue
(Stormwater Projects)
Series A 4.00% 7/1/44	5,000,000	5,316,800
(Wastewater Projects)
Series A 4.00% 7/1/44	3,500,000	3,721,760
(Water Projects)
Series A 4.00% 7/1/44	6,500,000	6,911,840
Los Angeles California
Wastewater System Revenue
Series D 5.00% 6/1/34	6,190,000	6,721,040
(Green Bonds)
Series A 5.00% 6/1/35	1,000,000	1,085,150
New York City Municipal Water
Finance Authority
(Second General Resolution)
Series HH 5.00% 6/15/37	10,000,000	10,835,300
New York City Municipal Water
Finance Authority Water &
Sewer System Revenue
(Second General Resolution)
Series AA 4.00% 6/15/40	1,000,000	1,064,920
North Harris County Regional
Water Authority
(Senior Lien)
4.00% 12/15/35	3,090,000	3,287,359
Port St. Lucie Florida Utility
Revenue
4.00% 9/1/34	1,000,000	1,068,110
San Antonio Water System
(Water System Junior Lien
Revenue)
Series B 5.00% 5/15/39	1,805,000	1,947,649
Texas Water Development Board
(State Water Implementation
Revenue Fund)
Series B 5.00% 10/15/38	8,000,000	9,300,800
		51,260,728
Total Municipal Bonds
(cost $618,143,643)		$618,083,698

	Number of
	shares
Short-Term Investments — 0.19%
Money Market Mutual Funds — 0.19%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	1,149,447	1,149,447
Total Short-Term Investments
(cost $1,149,447)		1,149,447
Total Value of Securities—99.82%
(cost $619,293,090)		$619,233,145

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $45,679,918, which represents 7.36% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Non-income producing security. Security is currently in default.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability

Corporation

USD – US Dollar

Schedules of investments

Delaware Ivy Municipal High Income Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Municipal Bonds — 96.56%
Corporate Revenue Bonds — 17.39%
Arizona Industrial Development
Authority Revenue
Series A 144A 7.75% 7/1/50 #	1,000,000	$1,133,530
(Legacy Cares, Inc. Project)
Series A 144A 6.00%
7/1/51 #	5,350,000	5,557,099
Buckeye Ohio Tobacco
Settlement Financing Authority
Series B-2 5.00% 6/1/55	15,670,000	16,318,581
California County Tobacco
Securitization Agency
Series D 0.001% 6/1/55 ^	6,250,000	437,000
Chicago, Illinois O’Hare
International Airport Revenue
(Trips Obligated Group)
5.00% 7/1/48	1,000,000	1,100,200
Children’s Trust Fund
Series A 0.00% 5/15/57 ^	225,000,000	13,808,250
District of Columbia Tobacco
Settlement Financing
(Asset Backed Bonds)
Series C 0.15% 6/15/55 ^	110,000,000	9,004,600
Erie Tobacco Asset Securitization
(Asset Backed Bonds)
Series D 0.675% 6/1/55 ^	4,000,000	313,240
Finance Authority of Maine
(Casella Waste System
Project)
Series R-2 144A 4.375%
8/1/35 #, ●	1,000,000	1,051,590
Florida Development Finance
Surface Transportation
Facilities Revenue
(Brightline Passenger Rail
Project)
Series B 144A 7.375%
1/1/49 (AMT) #	7,500,000	7,923,825
Inland California Empire Tobacco
Securitization
Series F 144A 0.00%
6/1/57 #, ^	158,420,000	8,204,572
Kentucky Public Energy Authority
Series B 4.00% 1/1/49 ●	5,000,000	5,188,500
Louisiana Public Facilities
Authority
(Louisiana Pellets Project)
Series A 8.375% 7/1/39 ‡	13,547,003	135
Louisiana Public Facilities
Authority
(Louisiana Pellets Project)
Series LA
144A 7.75% 7/1/39 #, ‡	1,976,705	20
Louisiana Public Facilities
Authority Solid Waste
Disposal Facility Revenue
(Louisiana Pellets Project)
Series B 10.50% 7/1/39 ‡	12,201,586	122
Lower Alabama Gas District
Series A 5.00% 9/1/46	6,000,000	7,051,020
Main Street Natural Gas
Series A 4.00% 5/15/39	5,500,000	5,676,770
Nassau County Tobacco
Settlement
Series A-3 5.125% 6/1/46	10,000,000	10,154,600
New Hampshire Business
Finance Authority
Series B 144A 3.75%
7/1/45 #, ●	2,000,000	1,935,580
New Jersey Tobacco Settlement
Financing
Series B 5.00% 6/1/46	6,000,000	6,480,600
New York City Industrial
Development Agency
(Yankee Stadium Project)
Series A 3.00% 3/1/49	1,000,000	839,840
New York Counties Tobacco
Trust
Series F 0.00% 6/1/60 ^	55,000,000	3,161,400
New York Counties Tobacco
Trust V
144A 0.622% 6/1/60 #, ^	322,800,000	11,410,980
New York Counties Tobacco
Trust VI
(Tobacco Settlement Pass-
Through Bonds)
Series C 5.00% 6/1/51	1,000,000	1,055,150
New York Transportation
Development Corporation
Special Facilities Revenue
(Delta Air Lines - LaGuardia
Airport Terminals C&D
Redevelopment Project)
4.00% 1/1/36 (AMT)	1,000,000	1,022,820

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Public Authority for Colorado
Energy Natural Gas Revenue
6.50% 11/15/38	9,000,000	$12,128,400
Public Finance Authority
Education Revenue
(Grand Hyatt San Antonio
Hotel Acquisition Project)
Series A 5.00% 2/1/62	3,030,000	3,176,078
San Diego Tobacco Settlement
Revenue
Series C 4.00% 6/1/32	710,000	729,085
Sanger Industrial Development
(Texas Pellets Project)
Series B 8.00% 7/1/38 ‡	17,870,000	4,467,500
Tobacco Securitization Authority
of Southern California
(San Diego County Tobacco
Asset Securitization
Corporation)
Series B-1 5.00% 6/1/48	975,000	1,056,773
Tobacco Settlement Financing
Series B 5.00% 6/1/50	5,000,000	5,266,800
Vermont Economic Development
Authority Solid Waste
Disposal Revenue
(Casella Waste System
Project)
144A 4.625% 4/1/36 #, ●	1,000,000	1,081,160
Westchester Tobacco Asset
Securitization
Series B 5.00% 6/1/41	2,500,000	2,748,375
		149,484,195
Education Revenue Bonds — 13.09%
Arizona Industrial Development
Authority Revenue
Series B 144A 5.00%
3/1/42 #	1,500,000	1,592,400
Arlington Higher Education
Finance
(KIPP Texas)
3.00% 8/15/49	4,000,000	3,689,600
(Newman International
Academy)
Series A 4.00% 8/15/31	200,000	197,836
Series A 5.00% 8/15/41	600,000	612,078
Series A 5.375% 8/15/36	4,585,000	4,780,779
California Educational Facilities
Authority Revenue
(Stanford University)
Series V-1 5.00% 5/1/49	9,000,000	11,812,950
California Municipal Finance
Authority
(Julian Charter School)
Series A 144A 5.625%
3/1/45 #	510,000	515,064
(Palmdale Aerospace
Academy)
Series A 144A 5.00% 7/1/41 #	1,750,000	1,860,337
Series A 144A 5.00% 7/1/46 #	1,670,000	1,766,493
California School Finance
Authority
(Aspire Public School)
144A 5.00% 8/1/41 #	1,375,000	1,473,243
(Coastal Academy Project)
Series A 144A 5.00%
10/1/42 #	1,200,000	1,210,548
(Rocketship Public Schools -
Obligated Group)
Series G
144A 5.00% 6/1/47 #	675,000	706,786
Series G
144A 5.00% 6/1/53 #	675,000	704,862
(Russell Westbrook Why Not
Academy - Obligated
Group)
Series A 144A 4.00%
6/1/51 #	250,000	220,195
California Statewide
Communities Development
Authority Revenue
(California Baptist University)
Series A 144A 5.00%
11/1/41 #	1,000,000	1,086,950
(University of California, Irvine
East Campus Apartments)
5.00% 5/15/40	1,500,000	1,627,335
Capital Trust Agency
8.25% 1/1/49 ‡	3,000,000	0
(Lutz Preparatory School
Project)
Series A 4.00% 6/1/41	330,000	342,415

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Chester Economic Development
Authority Lease Revenue
(Chester Community Charter
School Project)
Series A 144A 5.625%
8/15/48 #	12,000,000	$12,064,080
Florida Development Finance
Corporation Educational
Facilities Revenue
(Renaissance Charter School
project)
Series A
144A 6.00% 6/15/35 #	2,000,000	2,166,380
Series A 6.125% 6/15/44	5,300,000	5,569,611
Series C
144A 5.00% 9/15/50 #	2,000,000	2,073,180
Florida Development Finance
Corporation Taxable Revenue
(Sculpture Charter School
Project)
Series A 7.25% 10/1/38	1,755,000	1,759,879
Iowa Finance Authority
(Childserve Project)
Series B 5.00% 6/1/36	2,425,000	2,444,546
Massachusetts Development
Finance Agency Revenue
Series V 5.00% 7/1/55	1,970,000	2,539,606
Michigan Finance Authority
Limited Obligation Revenue
(Hanley International
Academy Project)
5.00% 9/1/40	1,115,000	1,148,550
(Old Redford Academy
Project)
Series A 5.90% 12/1/30	1,850,000	1,850,370
Series A 6.50% 12/1/40	3,000,000	3,001,080
Michigan Public Educational
Facilities Authority Revenue
(Old Redford Project)
Series A 5.875% 12/1/30	1,720,000	1,720,310
Nevada Department of Business
& Industry State
(Somerset Academy)
Series A 144A 5.00%
12/15/48 #	500,000	518,910
Nevada State Department of
Business & Industry
(Somerset Academy)
Series A 144A 5.125%
12/15/45 #	2,515,000	2,623,497
Philadelphia Authority for
Industrial Development
(Mast Community Charter
School II Project)
5.00% 8/1/50	375,000	408,724
Phoenix, Arizona Industrial
Development Authority
Student Housing Revenue
(Downtown Phoenix Student
Housing)
Series A 5.00% 7/1/42	1,000,000	1,092,180
Pima County, Arizona Industrial
Development Authority
Revenue
(Noah webster Schools)
Series A 7.00% 12/15/43	1,500,000	1,589,235
Public Finance Authority
Education Revenue
(Cornerstone Charter
Academy Project)
Series A 144A 5.125%
2/1/46 #	3,000,000	3,048,150
(Triad Educational Services)
Series A 144A 5.50%
6/15/45 #	6,000,000	6,416,580
(Wittenberg University Project)
144A 5.25% 12/1/39 #	5,000,000	5,158,400
University of Texas System
Board of Regents
Series B 5.00% 8/15/49	8,320,000	10,776,563
University of Virginia
(Green Bond)
Series 2 3.57% 4/1/45	10,000,000	10,372,000
		112,541,702
Electric Revenue Bonds — 3.39%
Arkansas River Power Authority
Series A 5.00% 10/1/43	5,000,000	5,479,700

	Principal	Value
	amount°	(US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Development Authority of Burke
County Pollution Control
Revenue
(Oglethrope Power
Corporation Vogtle Project)
Series A 1.50% 1/1/40 ●	700,000	$686,091
Indiana Finance Authority
Exempt Facility Revenue
(Ohio Valley Electric
Corporation Project)
Series A 5.00% 6/1/39	5,000,000	5,014,650
Puerto Rico Electric Power
Authority Revenue
Series TT 5.00% 7/1/23‡	2,785,000	2,666,637
Series TT 5.00% 7/1/37‡	3,730,000	3,571,475
Series WW 5.00% 7/1/28 ‡	2,635,000	2,523,013
Series WW 5.25% 7/1/33 ‡	430,000	413,875
Series XX 5.25% 7/1/40 ‡	7,500,000	7,218,750
Series XX 5.75% 7/1/36 ‡	1,630,000	1,581,100
		29,155,291
Healthcare Revenue Bonds — 17.17%
Arizona Industrial Development
Authority Revenue
(Great Lakes Senior Living
Communities LLC Project)
Series D-2 144A 7.75%
1/1/54 #	2,100,000	1,475,544
(Third Tier - Great Lakes
Senior Living Communities)
Series C 144A 5.50%
1/1/54 #	4,000,000	2,785,120
Bexar County Health Facilities
Development
(Army Retirement Residence
Foundation Project)
5.00% 7/15/41	5,395,000	5,607,131
California Educational Facilities
Authority Revenue
(Stanford University)
Series V-2 5.00% 4/1/51	8,710,000	11,519,411
California Municipal Finance
Authority
(Retirement Housing
Foundation Obligated
Group)
Series A 5.00% 11/15/31	750,000	840,233
California Statewide
Communities Development
Authority Revenue
(Loma Linda University
Medical Center)
Series A
144A 5.00% 12/1/46 #	3,000,000	3,275,430
Series A
144A 5.25% 12/1/56 #	2,500,000	2,733,850
Chicago
(Goldblatts Supportive Living
Project)
6.125% 12/1/43	8,560,000	6,002,871
Connecticut State Health &
Educational Facilities Authority
Revenue
(Church Home of Hartford
Incorporated Project)
Series A 144A 5.00% 9/1/46 #	1,000,000	1,034,290
Series A 144A 5.00% 9/1/53 #	1,600,000	1,649,648
Gainesville & Hall County
Hospital Authority Revenue
(Northeast Georgia Health
System Project)
Series A 3.00% 2/15/47	3,775,000	3,361,222
Illinois Finance Authority
(Northwestern Memorial
Healthcare)
Series A 4.00% 7/15/47	5,000,000	5,198,650
Kirkwood, Missouri Industrial
Development Authority
(Aberdeen Heights)
Series A 5.25% 5/15/50	4,000,000	4,089,640
Lenexa City, Kansas health Care
Facility Revenue
(Lakeview Village)
Series A 4.00% 5/15/34	1,000,000	1,030,610
Series A 5.00% 5/15/39	1,500,000	1,597,395
Martin County Health Facilities
Authority
(Cleveland Clinic Health
System Obligated Group)
Series A 4.00% 1/1/46	6,500,000	6,747,780
Michigan Finance Authority
Limited Obligation Revenue
Series A 3.00% 12/1/49	12,000,000	10,748,640
(Henry Ford Health System)
Series A 4.00% 11/15/50	2,000,000	2,076,480

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Muskingum County Ohio
Hospital Facilities Revenue
(Genesis HealthCare System
Obligated Group Project)
5.00% 2/15/48	5,000,000	$5,085,950
Nassau County Industrial
Development Agency
(Amsterdam at Harborside
Project)
Series B 5.00% 1/1/58 ●	10,884,206	8,355,261
New Hope Cultural Education
Facilities Finance
(Sanctuary LTC project)
Series A-1 5.50% 1/1/57	3,805,000	3,406,731
New Jersey Health Care
Facilities Financing Authority
(University Hospital)
Series A 5.00% 7/1/46	2,355,000	2,530,306
New Mexico Hospital Equipment
Loan Council
(Gerald Champion Regional
Medical Center Project)
Series A 5.50% 7/1/42	4,750,000	4,788,333
North Carolina Medical Care
Commission
(Novant Health Obligated
Group)
3.125% 11/1/49	8,500,000	7,847,625
Oklahoma Development Finance
Authority
(OU Medicine Project)
Series B 5.50% 8/15/57	3,000,000	3,252,630
Orange County New York
Funding Corporation Assisted
Living Residence Revenue
(The Hamlet at Wallkill
Assisted Living Project)
6.50% 1/1/46	4,900,000	4,666,515
Palomar Health
4.00% 11/1/39	4,375,000	4,571,044
Salem, Oregon Hospital Facility
Authority Revenue
(Capital Manor Project)
5.00% 5/15/53	1,895,000	2,025,982
Seminole County, Florida
Industrial Development
Authority
(Legacy Pointe at UCF
Project)
Series A 5.25% 11/15/39	2,000,000	2,040,100
Tarrant County Cultural
Education Facilities Finance
Series A 6.75% 11/15/47	1,000,000	1,066,900
(Air Force Villages Obligated
Group Project)
5.00% 5/15/45	8,650,000	8,924,983
(Buckner Senior Living -
Ventana Project)
Series A 6.75% 11/15/52	2,500,000	2,661,475
Terre Haute Revenue
(Westminster Village Project)
6.00% 8/1/39	4,000,000	4,014,560
UAB Medicine Finance Authority
(UAB Health System)
Series B 4.00% 9/1/48	2,500,000	2,677,875
Washington State Housing
Finance Commission
(Rockwood Retirement
Communities Project)
Series A 144A 7.50%
1/1/49 #	5,000,000	5,309,350
Wisconsin Health & Educational
Facilities Authority
(Children’s Hospital of
Wisconsin)
3.00% 8/15/52	3,000,000	2,567,430
		147,566,995
Housing Revenue Bond — 0.07%
CSCDA Community
Improvement Authority
Essential Housing Revenue
(Parallel - Anaheim)
Series A 144A 4.00%
8/1/56 #	700,000	628,376
		628,376
Lease Revenue Bonds — 2.03%
California Statewide
Communities Development
Authority Revenue
(Lancer Plaza Project)
5.625% 11/1/33	1,400,000	1,455,076

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
California Statewide
Communities Development
Authority Revenue
(Lancer Plaza Project)
5.875%11/1/43	1,890,000	$1,965,222
Metropolitan Pier &
Exposition Authority, Illinois
(McCormick Place Expansion
Project)
Series A 4.00% 12/15/42	3,035,000	3,042,102
Series A 4.00% 12/15/47	1,965,000	1,962,917
New Jersey Transportation Trust
Fund Authority
(Transportation Program
Bonds)
Series AA 4.50% 6/15/49	5,000,000	5,236,450
St Louis Municipal Finance
(Convention Center Capital
Improvement Project)
Series A 0.000% 7/15/36 ^	2,250,000	1,382,355
Series A 0.001% 7/15/37 ^	4,000,000	2,360,440
		17,404,562
Local General Obligation Bonds — 2.48%
City of Detroit, Michigan
5.25% 4/1/23	220,100	220,419
City of Fairfield, Alabama
6.00% 6/1/37 ‡	8,485,000	6,788,000
Mida Golf and Equestrian Center
Public Infrastructure District
144A 4.50% 6/1/51 #	2,665,000	2,294,272
144A 4.625% 6/1/57 #	2,310,000	1,974,703
New York State Dormitory
Authority Revenue
(School Districts)
Series A 5.00% 10/1/22	55,000	55,159
Village of Riverdale
8.00% 10/1/36	7,340,000	7,355,267
Wilkes-Barre Area School District
4.00% 4/15/54	2,500,000	2,649,625
		21,337,445
Pre-Refunded/Escrowed to Maturity Bonds — 5.15%
California School Finance
Authority
(Aspire Public School)
144A 5.00% 8/1/41-25 #, §	125,000	136,919
Central Texas Regional Mobility
Authority Revenue
5.00% 1/1/33-23 §	6,000,000	6,150,960
Central Texas Regional Mobility
Authority Revenue
5.00% 1/1/42-23 §	3,000,000	3,075,480
Series A 5.00% 1/1/45-25 §	4,000,000	4,376,480
Golden State California Tobacco
Securitization Corporate
Settlement Revenue
Series A 5.00% 6/1/35-25 §	6,265,000	6,834,551
Series A-1 5.00% 6/1/29-27 §	1,250,000	1,423,287
Kentucky Public Transportation
Infrastructure Authority
(Downtown Crossing Project)
Series A 5.75%
7/1/49-23 §	4,000,000	4,195,800
New Jersey Economic
Development Authority
Revenue
5.00% 6/15/28-22 §	1,000,000	1,007,980
5.00% 6/15/29-22 §	500,000	503,990
North Texas Tollway Authority
Revenue Special Project
System Revenue
(Convertible Capital
Appreciation)
Series C 12.219%
9/1/43-31 §, ^	5,000,000	6,399,900
Osceola County Expressway
Authority
(Poinciana Parkway Project)
Series A 5.375%
10/1/47-24 §	2,000,000	2,168,560
Philadelphia Authority for
Industrial Development
Revenue
(New Foundation Charter
School Project)
6.625% 12/15/41-22 §	3,500,000	3,626,350
Savannah Economic
Development Authority
(The Marshes of Skidway
Island Project)
7.25% 1/1/49-24 §	4,000,000	4,356,440
		44,256,697
Special Tax Revenue Bonds — 14.58%
Arizona Industrial Development
Authority Revenue
Series A 4.00% 9/15/33	9,000,000	9,525,780

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Branson Industrial Development
Authority
(Branson Shoppes
Redevelopment Project)
Series A 3.90% 11/1/29	635,000	$613,918
Broadway-Fairview
Transportation Development
District
(Columbia, Missouri)
Series A 5.875% 12/1/31	675,000	438,750
Series A 6.125% 12/1/36	1,050,000	682,500
City of Detroit, Michigan
Series A 4.613% 6/15/15 ‡	7,401,031	6,346,384
CPR Custodial Receipt
144A 0.00% 1/1/45 #	12,000,000	11,670,000
GDB Debt Recovery Authority of
Puerto Rico
7.50% 8/20/40	38,871,538	36,539,246
Grandview Missouri Industrial
Development Authority Tax
Increment Revenue
(Grandview Crossing Project)
5.75% 12/1/28 ‡	1,000,000	300,000
Kansas City Tax Increment
Financing Commission Tax
Increment Revenue
(Brywood Centre Project)
Series A 8.00% 4/1/33 ‡	3,950,000	1,343,000
Kauai County Community
Facilities District
(Kukuiúla Development
Project)
5.75% 5/15/42	2,000,000	2,004,920
Lakeside 370 Levee District -
Subdistrict B
Series 2015-B 0.00% 4/1/55	2,781,105	486,693
Lees Summit Industrial
Development Authority
(Kensington Farms
Improvement Project)
5.75% 3/1/29 ‡	2,185,000	1,354,700
Marquis Community
Development Authority of York
County Virginia
Series B 5.625% 9/1/41 ‡	2,779,000	1,322,471
Marquis Community
Development Authority of York
County Virginia
(Capital Appreciation Bonds)
Series C 0.00% 9/1/41 ^	821,000	42,881
(Convertible Capital
Appreciation Bonds)
144A 7.50% 9/1/45 #, ‡	859,000	412,466
Puerto Rico Sales Tax Financing
Revenue
Series A-1 5.00% 7/1/58	8,400,000	8,951,796
Series A-2 4.536% 7/1/53	1,022,000	1,062,757
Series A-2 4.784% 7/1/58	7,572,000	7,979,525
Series B-1 4.75% 7/1/53	5,484,000	5,767,358
(Capital Appreciation -
Restructured)
Series A-1 4.949% 7/1/46 ^	5,600,000	1,718,304
Series A-1 5.216% 7/1/51 ^	29,369,000	6,538,421
Reno, Nevada Capital
Improvement Revenue
(Tax Exempt)
Series A-1 3.75% 6/1/39	3,165,000	3,272,040
Series A-1 4.00% 6/1/46	2,000,000	2,086,480
Reno, Sales Tax Revenue
(ReTRAC-RENO
Transportation Rail Access
Corridor Project)
Series A 5.00% 6/1/48	1,000,000	1,084,990
San Buenaventura
Redevelopment Agency
(Merged San Buenaventura
Redevelopment Project)
7.75% 8/1/28	1,000,000	1,004,210
8.00% 8/1/38	1,500,000	1,506,855
San Mateo, Special Tax
(Bay Meadows)
6.00% 9/1/42	4,000,000	4,052,360
Stone Canyon Community
Improvement District
(Infrastructure Improvement
Project)
5.75% 4/1/27 ‡	1,250,000	325,000
Village of East Dundee
(Route 25 South
Redevelopment Project)
5.625% 12/1/31	1,505,000	1,490,627
Whiting Redevelopment District
4.00% 1/15/32	2,600,000	2,426,918

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Wyandotte County-Kansas City
Unified Government
(Wyandotte Plaza
Redevelopment Project)
5.00% 12/1/34	3,000,000	$2,928,330
		125,279,680
State General Obligation Bonds — 7.95%
Commonwealth of
Massachusetts
Series C 2.75% 3/1/50	5,000,000	4,304,050
Commonwealth of Puerto Rico
Series A 144A 5.50% 6/1/22 #	12,990,000	13,233,562
Series A-1 2.993% 7/1/24 ^	1,180,532	1,077,932
Series A-1 4.00% 7/1/33	2,294,970	2,246,386
Series A-1 4.00% 7/1/35	2,062,872	1,996,716
Series A-1 4.00% 7/1/37	1,770,489	1,705,690
Series A-1 4.00% 7/1/41	2,407,187	2,294,964
Series A-1 4.00% 7/1/46	2,503,442	2,365,652
Series A-1 4.364% 7/1/33 ^	2,953,405	1,710,199
Series A-1 5.25% 7/1/23	2,563,144	2,626,274
Series A-1 5.375% 7/1/25	2,555,957	2,699,039
Series A-1 5.625% 7/1/27	2,532,807	2,769,321
Series A-1 5.625% 7/1/29	2,491,717	2,783,746
Series A-1 5.75% 7/1/31	2,420,184	2,762,616
Series C 2.646% 11/1/43	14,416,515	7,766,897
Series PIB
144A 0.01% 6/1/22 #	2,500,000	2,481,250
(Custodial Receipts)
Series A
144A 3.707% 6/1/22 #	3,130,000	3,106,525
Series A 144A 5.25% 6/1/22 #	3,780,000	3,831,975
Illinois State
4.00% 6/1/32	6,410,000	6,610,825
		68,373,619
Transportation Revenue Bonds — 11.90%
Austin Texas Airport System
Revenue
5.00%11/15/24	1,650,000	1,763,058
California Municipal Finance
Authority
(LINXS APM Project)
Series A 4.00% 12/31/47 (AMT)	6,650,000	6,726,608
Series A 5.00% 12/31/47 (AMT)	1,500,000	1,621,560
Central Texas Regional Mobility
Authority Revenue
(Capital Appreciation Bonds)
0.002%1/1/36 ^	2,500,000	1,526,425
0.002%1/1/40 ^	2,000,000	1,027,960
Chicago, Illinois O’Hare
International Airport Revenue
Series A 4.375% 1/1/53	5,000,000	5,155,000
(General-Airport-Senior Lien)
Series B 4.00% 1/1/44	5,000,000	5,158,200
Colorado High Performance
Transportation Enterprise
Revenue
(Senior U.S. 36 & I-
25 Managed Lanes)
5.75% 1/1/44 (AMT)	3,250,000	3,344,283
Dallas Fort Worth International
Airport, Texas
Series B 5.00% 11/1/44	5,000,000	5,089,600
Denver City & County Airport
System Revenue
Series A 4.00%
12/1/48 (AMT)	5,000,000	5,092,200
Florida Development Finance
Corporation Surface
Transportation Facility
Revenue
(Brightline Florida Passenger
Rail Expansion Project)
Series A-1 144A 6.75%
12/1/56 (AMT) #, ●	2,500,000	2,427,375
Foothill-Eastern Transportation
Corridor Agency, California
Series B-1 3.95% 1/15/53 ●	2,800,000	2,850,988
Series B-2 3.50% 1/15/53 ●	1,600,000	1,550,704
Grand Parkway Transportation
Corporation
Series C 3.00% 10/1/50	3,500,000	3,013,885
Kenton County Airport Board
5.00% 1/1/44	2,250,000	2,534,602
5.00% 1/1/49	2,250,000	2,520,608
Los Angeles Department of
Airports
Series F 3.00% 5/15/49	3,030,000	2,662,007
Metropolitan Transportation
Authority Revenue
(Green Bond)
Series B 4.00% 11/15/50	5,000,000	5,092,400

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Metropolitan Washington Airports
Authority Dulles Toll Road
Revenue
(Convertible Capital
Appreciation Bonds)
Series B 6.50% 10/1/44	1,000,000	$1,222,960
Mid-Bay Bridge Authority
Series A 5.00% 10/1/40	2,000,000	2,144,920
Montgomery County Toll Road
Authority
5.00% 9/15/48	1,000,000	1,064,190
New Jersey Turnpike Authority
Series A 4.00% 1/1/48	2,500,000	2,632,025
North Carolina Turnpike Authority
Triangle Expressway System
Revenue
(Capital Appreciation Bonds)
Series C 0.001% 7/1/41 ^	4,160,000	1,703,936
(Triangle Expressway System
Senior Lien Turnpike
Revenue Bonds)
4.00% 1/1/55	1,000,000	1,051,790
Pennsylvania Turnpike
Commission
Series E 6.375% 12/1/38	13,500,000	16,349,850
Phoenix, Arizona Civic
Improvement Corporation
Airport Revenue
Series B 3.25% 7/1/49	1,555,000	1,348,791
Port of Portland Oregon Airport
Revenue
5.00% 7/1/49	3,000,000	3,312,870
San Francisco City & County
Airport Comm-San Francisco
International Airport
Series A 4.00% 5/1/49 (AMT)	1,250,000	1,279,825
Texas Private Activity Bond
Surface Transportation
Corporate Senior Lien
Revenue
(NTE Mobility Partners
Segments 3 LLC Segment
3C Project)
5.00% 6/30/58 (AMT)	5,000,000	5,495,800
Texas Transportation
Commission
(First Tier Toll Revenue
Bonds)
Series A 5.00% 8/1/57	1,000,000	1,077,870
Virginia Small Business
Financing Authority Private
Activity Revenue
(Transform 66 P3 Project)
5.00% 12/31/56 (AMT)	4,000,000	4,427,360
		102,269,650
Water & Sewer Revenue Bond — 1.36%
Jefferson County Alabama Sewer
Revenue
Series D 6.50% 10/1/53	10,470,000	11,662,533
		11,662,533
Total Municipal Bonds
(cost $892,331,685)		829,960,745

Number of
shares
Short-Term Investments — 3.25%
Money Market Mutual Funds — 1.22%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	10,444,434	10,444,433
10,444,433

	Principal
	amount°
Variable Rate Demand Notes — 2.03%¤
Los Angeles Department of
Water & Power System
Revenue
Series A 0.15% 7/1/45
(SPA - TD Bank N.A.)	5,500,000	5,500,000
Subordinate Series A-
1 0.15% 7/1/50 (SPA - Royal
Bank Of Canada)	4,000,000	4,000,000
Subordinate Series B-
3 0.15% 7/1/34 (SPA -
Barclays Bank)	500,000	500,000

	Principal	Value
	amount°	(US $)
Variable Rate Demand Notes (continued)
Massachusetts Development
Finance Agency Revenue
(Boston university Issue)
Series U-6E 0.14% 10/1/42
(LOC - TD Bank N.A.)	400,000	$400,000
Mississippi Business Finance
Corporation Gulf Opportunity
Zone Industrial Development
Revenue
(Chevron U.S.A. Inc. Project)
Series A 0.25% 11/1/35	600,000	600,000
Series B 0.25% 12/1/30	2,000,000	2,000,000
Series D 0.25% 11/1/35	1,145,000	1,145,000
New York City
Fiscal 2018 Subordinate
Series B-4 0.43% 10/1/46	1,500,000	1,500,000
Series F-5 0.43% 6/1/44 (SPA
- Barclays Bank)	1,800,000	1,800,000
		17,445,000
Total Short-Term Investments
(cost $27,889,433)		27,889,433
Total Value of Securities — 99.81%
(cost $920,221,118)		$857,850,178

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $143,965,066, which represents 16.75% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Non-income producing security. Security is currently in default.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2022.

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

KIPP – Knowledge is Power Program

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Securian Core Bond Fund

March 31, 2022

	Principal	Value
	amount°	(US $)
Agency Collateralized Mortgage Obligations — 2.48%
Fannie Mae Connecticut Avenue
Securities
Series 2014-C01 M2 4.857%
(LIBOR01M + 4.40%)
1/25/24 ●	1,439,137	$1,488,506
Series 2015-C01 1M2 4.757%
(LIBOR01M + 4.30%)
2/25/25 ●	492,493	496,176
Series 2016-C05 2M2 4.907%
(LIBOR01M + 4.45%, Floor
4.45%) 1/25/29 ●	3,217,786	3,341,097
Freddie Mac REMICs
Series 2557 HL 5.30%
1/15/33	26,642	28,393
Freddie Mac Structured Agency
Credit Risk Debt Notes
Series 2014-DN4 M3 5.007%
(LIBOR01M + 4.55%)
10/25/24 ●	459,696	467,945
Series 2015-DNA1 M3
3.757% (LIBOR01M + 3.30%)
10/25/27 ●	3,956,189	4,008,698
Series 2015-HQA2 M3
5.257% (LIBOR01M + 4.80%)
5/25/28 ●	1,718,667	1,770,789
Series 2016-DNA1 M3
6.007% (LIBOR01M + 5.55%)
7/25/28 ●	3,003,879	3,199,373
Series 2017-DNA2 M2R
1.407% (LIBOR01M + 0.95%)
10/25/29 ●	5,289,223	5,049,489
Freddie Mac Whole Loan
Securities Trust
Series 2015-SC01 1A 3.50%
5/25/45	664,628	652,543
Series 2016-SC02 1A 3.00%
10/25/46	205,363	198,426
GNMA
Series 2005-23 IO 1.00%
6/17/45 ●	62,770	4
Total Agency Collateralized Mortgage
Obligations
(cost $21,217,363)		20,701,439

Agency Commercial Mortgage-Backed Securities — 0.83%
Multifamily Connecticut Avenue
Securities Trust
Series 2019-01 M10 144A
3.707% (LIBOR01M + 3.25%,
Floor 3.25%) 10/15/49 #, ●	7,000,000	6,622,310
Multifamily Connecticut Avenue
Securities Trust
Series 2019-01 M7 144A
2.157% (LIBOR01M + 1.70%,
Floor 1.70%) 10/15/49 #, ●	334,202	327,738
Total Agency Commercial Mortgage-Backed
Securities
(cost $7,395,218)		6,950,048

Agency Mortgage-Backed Securities — 3.76%
Fannie Mae
2.50%11/1/27	267,322	266,492
5.50%2/1/36	13,132	13,759
Fannie Mae S.F. 10 yr
3.00%9/1/22	10,836	10,923
Fannie Mae S.F. 15 yr
3.50%11/1/25	67,939	69,415
3.50%6/1/26	126,121	128,907
4.50%4/1/25	21,702	22,310
6.00%8/1/23	9,887	10,043
Fannie Mae S.F. 20 yr
3.50%12/1/32	556,147	563,150
5.00%7/1/23	8,770	9,215
5.50%2/1/24	5,149	5,464
Fannie Mae S.F. 30 yr
3.00%9/1/42	832,882	830,454
3.00%5/1/43	1,174,293	1,172,465
3.00%1/1/46	735,492	724,432
3.50%4/1/41	680,574	694,177
3.50%11/1/41	1,054,690	1,075,882
3.50%1/1/42	292,623	298,503
3.50%8/1/42	722,909	737,414
3.50%1/1/43	352,285	359,325
3.50%2/1/43	638,232	651,050
3.50%5/1/45	245,208	245,947
3.50%6/1/45	565,937	572,347
3.50%7/1/45	669,879	681,602
3.50%8/1/45	247,445	248,231
3.50%8/1/45	204,941	205,503
3.50%9/1/45	546,503	555,951
4.00%12/1/40	222,604	229,288
4.00%4/1/41	491,280	513,936
4.00%8/1/41	212,757	222,523
4.00%9/1/41	294,667	308,244
4.00%10/1/41	393,261	410,930
4.00%1/1/44	485,093	506,472
4.00%4/1/44	937,005	977,652
4.00%2/1/47	295,114	304,281
4.50%5/1/35	57,402	60,656
4.50%7/1/35	74,026	78,217
4.50%6/1/39	46,525	49,502

	Principal	Value
	amount°	(US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 10/1/40	225,665	$240,129
4.50% 4/1/41	94,255	100,311
4.50% 4/1/41	416,550	443,329
4.50% 4/1/41	126,906	134,147
4.50% 7/1/41	83,284	87,930
4.50% 7/1/41	187,266	199,216
5.00% 3/1/34	4,184	4,451
5.00% 5/1/34	3,050	3,229
5.00% 12/1/34	123,279	133,232
5.00% 7/1/35	15,841	16,856
5.00% 7/1/35	123,514	133,487
5.00% 7/1/35	20,522	22,078
5.00% 7/1/35	1,575	1,673
5.00% 7/1/35	3,102	3,266
5.00% 7/1/35	3,234	3,406
5.00% 2/1/36	12,072	13,060
5.00% 4/1/38	75,815	82,143
5.00% 12/1/39	134,376	146,086
5.00% 3/1/40	275,353	297,168
5.00% 4/1/41	87,162	94,305
5.50% 4/1/33	135,634	148,470
5.50% 5/1/33	7,626	8,346
5.50% 1/1/34	22,300	24,411
5.50% 1/1/34	23,572	25,808
5.50% 3/1/34	658	707
5.50% 3/1/34	10,382	11,240
5.50% 4/1/34	781	855
5.50% 4/1/34	6,658	7,286
5.50% 9/1/34	68,667	73,206
5.50% 11/1/34	32,435	35,393
5.50% 11/1/34	63,260	67,290
5.50% 1/1/35	83,027	90,624
5.50% 1/1/35	19,246	20,454
5.50% 2/1/35	19,213	21,033
5.50% 2/1/35	182,492	199,760
5.50% 2/1/35	8,020	8,605
5.50% 4/1/35	50,441	54,611
5.50% 6/1/35	1,943	2,095
5.50% 7/1/35	16,449	17,653
5.50% 8/1/35	2,824	3,092
5.50% 10/1/35	90,987	98,564
5.50% 11/1/35	16,400	17,959
5.50% 11/1/35	21,878	23,668
5.50% 9/1/36	70,502	77,169
5.50% 11/1/36	25,802	28,228
5.50% 6/1/37	23,673	26,063
5.50% 12/1/39	65,735	72,466
6.00% 8/1/29	10,089	10,764
6.00% 9/1/32	7,000	7,745
6.00%10/1/32	83,825	92,428
Fannie Mae S.F. 30 yr
6.00% 10/1/32	45,153	49,216
6.00% 11/1/32	92,538	102,394
6.00% 11/1/32	29,742	32,865
6.00% 3/1/33	23,262	24,837
6.00% 3/1/33	11,499	12,392
6.00% 3/1/33	76,186	83,710
6.00% 6/1/33	20,539	21,916
6.00% 10/1/33	29,502	31,506
6.00% 12/1/33	34,158	37,681
6.00% 1/1/34	13,993	15,467
6.00% 8/1/34	18,974	20,311
6.00% 9/1/34	27,605	30,648
6.00% 11/1/34	60,429	65,204
6.00% 11/1/36	17,125	19,129
6.00% 1/1/37	16,969	18,932
6.00% 5/1/37	41,042	45,808
6.00% 8/1/37	22,839	25,370
6.00% 10/1/38	44,269	48,756
6.50% 12/1/31	2,936	3,195
6.50% 2/1/32	14,961	16,376
6.50% 2/1/32	8,288	9,060
6.50% 2/1/32	15,259	16,702
6.50% 4/1/32	6,063	6,647
6.50% 5/1/32	6,342	6,809
6.50% 5/1/32	3,990	4,284
6.50% 7/1/32	3,688	4,007
6.50% 8/1/32	2,515	2,700
6.50% 8/1/32	3,866	4,188
6.50% 9/1/32	7,150	7,676
6.50% 9/1/32	2,199	2,386
6.50% 9/1/32	6,670	7,160
6.50% 10/1/32	13,764	14,938
6.50% 8/1/33	7,102	7,624
6.50% 9/1/34	24,925	26,758
6.50% 11/1/34	2,288	2,496
6.50% 3/1/35	56,022	60,942
7.00% 9/1/31	2,227	2,359
7.00% 11/1/31	30,962	33,154
7.00% 2/1/32	4,038	4,280
7.00% 2/1/32	18,023	19,868
7.00% 3/1/32	36,440	40,541
7.00% 10/1/37	14,464	15,104
7.50% 5/1/31	10,134	10,883
Freddie Mac S.F. 15 yr
2.50% 3/1/28	154,964	153,564
2.50% 4/1/28	150,992	149,608
3.50% 8/1/26	101,030	103,248
5.00% 4/1/23	11,849	12,076
Freddie Mac S.F. 20 yr
3.50%5/1/32	364,255	368,827

Schedules of investments

Delaware Ivy Securian Core Bond Fund

	Principal	Value
	amount°	(US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 20 yr
5.00% 5/1/29	15,129	$16,064
Freddie Mac S.F. 30 yr
3.00% 8/1/42	488,727	488,268
3.00% 1/1/43	662,276	661,310
3.00% 2/1/43	874,895	874,070
3.50% 8/1/42	483,602	493,312
4.00% 10/1/40	106,827	109,440
4.00% 11/1/40	252,334	263,678
4.00% 2/1/41	523,615	546,484
4.00% 3/1/41	175,832	183,923
4.00% 6/1/41	202,954	211,788
4.00% 8/1/41	97,357	101,847
4.00% 11/1/41	1,063,284	1,112,316
4.50% 1/1/41	175,952	186,756
4.50% 3/1/41	108,949	115,563
4.50% 4/1/41	167,174	176,762
4.50% 4/1/41	162,198	172,163
5.00% 9/1/34	208	219
5.00% 8/1/35	14,810	16,031
5.00% 11/1/35	40,823	44,172
5.00% 12/1/35	9,502	10,255
5.00% 11/1/39	40,149	43,457
5.00% 1/1/40	314,971	340,650
5.00% 4/1/40	57,631	62,375
5.00% 8/1/40	59,236	63,621
5.50% 5/1/34	56,150	60,802
5.50% 5/1/34	109,609	120,303
5.50% 6/1/34	41,129	45,047
5.50% 9/1/34	1,114	1,203
5.50% 10/1/34	67,962	73,138
5.50% 7/1/35	9,688	10,546
5.50% 7/1/35	10,855	11,889
5.50% 10/1/35	24,330	26,645
5.50% 3/1/38	78,165	86,167
5.50% 2/1/39	127,516	140,109
6.00% 11/1/33	15,557	17,111
6.50% 9/1/32	11,491	12,674
6.50% 5/1/34	61,761	68,413
6.50% 7/1/36	6,131	6,582
7.00% 12/1/37	19,440	21,141
GNMA I
6.25% 7/15/24	13,782	13,665
GNMA I S.F. 30 yr
3.00% 3/15/45	1,058,911	1,049,179
4.00% 1/15/41	196,219	207,583
4.00% 10/15/41	114,109	119,150
4.50% 6/15/40	153,725	166,961
5.00% 7/15/33	40,528	44,280
5.00% 7/15/34	32,662	35,642
5.00% 1/15/35	55,476	60,979
GNMA I S.F. 30 yr
5.00% 12/15/35	89,789	97,195
5.00% 12/15/39	53,218	58,534
5.00% 1/15/40	258,856	284,084
5.00% 7/15/40	48,044	52,178
5.50% 12/15/34	26,756	29,583
5.50% 12/15/34	15,758	17,237
5.50% 7/15/38	43,741	47,966
5.50% 10/15/38	65,297	71,862
GNMA II
3.25% 11/20/35	391,359	394,610
4.00% 8/20/31	315,822	334,585
4.00% 6/20/36	524,466	541,764
GNMA II S.F. 30 yr
3.50% 10/20/43	480,025	492,839
3.50% 2/20/45	587,872	601,655
3.50% 4/20/46	258,136	263,054
4.00% 12/20/40	224,959	233,962
4.00% 12/20/44	153,609	161,390
Vendee Mortgage Trust
5.919%2/15/25●	16,971	17,566
7.792%2/15/25	1,984	2,067
Total Agency Mortgage-Backed Securities
(cost $31,263,125)		31,449,623

Corporate Bonds — 43.14%
Banking — 8.47%
Bank of America 1.922%
10/24/31 μ	7,500,000	6,523,472
Bank of New York Mellon 3.75%
12/20/26 μ, ψ	3,000,000	2,780,700
Citigroup 1.281% 11/3/25 μ	3,650,000	3,476,699
Discover Bank 3.45% 7/27/26	3,975,000	3,957,733
Goldman Sachs Group 2.383%
7/21/32 μ	3,775,000	3,350,335
JPMorgan Chase & Co. 1.764%
11/19/31 μ	5,000,000	4,317,267
Macquarie Group 144A 2.691%
6/23/32 #, *, μ	10,825,000	9,548,495
Morgan Stanley 3.125% 7/27/26	1,400,000	1,389,211
PNC Bank 3.875% 4/10/25	7,250,000	7,395,420
State Street 2.20% 3/3/31	4,947,000	4,473,032
Synovus Financial 3.125%
11/1/22	5,680,000	5,705,488
Truist Financial 5.05%
12/15/24 μ, ψ	2,765,000	2,668,225
US Bancorp
3.00%7/30/29	2,700,000	2,648,998
5.30% 4/15/27 μ, ψ	1,675,000	1,655,872
Wells Fargo & Co.
2.393% 6/2/28 μ	10,000,000	9,467,404

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Banking (continued)
Wells Fargo & Co.
3.00% 10/23/26	1,500,000	$1,480,729
		70,839,080
Brokerage — 0.82%
Charles Schwab 3.838%
LIBOR03M + 3.32%
6/1/22 *, ψ, ●	4,200,000	4,190,340
Pine Street Trust I 144A 4.572%
2/15/29 #	2,550,000	2,657,722
		6,848,062
Capital Goods — 0.20%
Sealed Air 144A 1.573%
10/15/26 #	1,775,000	1,619,705
		1,619,705
Communications — 1.37%
AT&T
2.30% 6/1/27	1,100,000	1,049,926
3.55% 9/15/55	7,512,000	6,651,038
3.65% 6/1/51	1,100,000	1,004,424
Crown Castle Towers 144A
4.241% 7/15/48 #	2,675,000	2,746,588
		11,451,976
Consumer Non-Cyclical — 5.63%
Bio-Rad Laboratories 3.30%
3/15/27	2,000,000	1,971,269
Block Financial
2.50% 7/15/28	2,300,000	2,102,953
3.875% 8/15/30	2,331,000	2,293,252
Bunge Finance
1.63% 8/17/25	1,192,000	1,130,443
2.75% 5/14/31	1,750,000	1,612,892
CVS Pass Through Trust
6.036% 12/10/28 ◆	6,337,054	6,787,062
6.943% 1/10/30 ◆	2,781,893	3,114,157
Johnson & Johnson 2.25%
9/1/50	4,600,000	3,781,843
New York and Presbyterian
Hospital
2.256% 8/1/40	7,950,000	6,316,583
2.606% 8/1/60	1,600,000	1,242,197
NYU Langone Hospitals
3.38% 7/1/55	6,675,000	5,949,791
4.428% 7/1/42	2,315,000	2,531,456
Triton Container International
144A 2.05% 4/15/26 #	4,000,000	3,734,788
144A 3.15% 6/15/31 #	2,610,000	2,389,041
Viatris 3.85% 6/22/40	2,430,000	2,108,032
		47,065,759
Energy — 6.15%
Boardwalk Pipelines
3.375% 2/1/23	856,000	860,578
4.95% 12/15/24	4,051,000	4,187,622
5.95% 6/1/26 *	496,000	536,188
DT Midstream
144A 4.125% 6/15/29 #	3,200,000	3,072,928
144A 4.375% 6/15/31 #	1,600,000	1,534,736
El Paso Natural Gas 8.375%
6/15/32	2,000,000	2,601,566
Energy Transfer 6.85% 2/15/40	1,265,000	1,450,185
Enterprise Products Operating
3.30% LIBOR03M + 2.78%
6/1/67 ●	5,750,000	4,897,534
Equinor 3.00% 4/6/27 *	6,600,000	6,577,592
HollyFrontier 2.625% 10/1/23 *	6,500,000	6,437,226
Marathon Petroleum 5.85%
12/15/45	3,727,000	4,159,184
Midwest Connector Capital 144A
3.625% 4/1/22 #, *	5,550,000	5,550,000
NGPL PipeCo 144A 3.25%
7/15/31 #	3,125,000	2,922,262
Rattler Midstream 144A 5.625%
7/15/25 #	2,500,000	2,540,775
Tennessee Gas Pipeline 8.375%
6/15/32	3,200,000	4,127,740
		51,456,116
Finance Companies — 0.83%
Main Street Capital 3.00%
7/14/26	3,200,000	2,971,177
Owl Rock Capital 144A 3.125%
4/13/27 #	4,500,000	3,987,663
		6,958,840
Insurance — 2.56%
Athene Global Funding 144A
2.80% 5/26/23 #, *	5,000,000	5,003,370
Equitable Financial Life Global
Funding 144A 1.40%
7/7/25 #, *	5,850,000	5,498,231
Security Benefit Global Funding
144A 1.25% 5/17/24 #	5,450,000	5,212,333
Teachers Insurance & Annuity
Association of America 144A
4.27% 5/15/47 #	5,000,000	5,304,202
Unum Group 5.75% 8/15/42	324,000	344,848
		21,362,984
Real Estate Investment Trusts — 0.73%
American Tower Trust #1 144A
3.07% 3/15/48 #	3,100,000	3,081,411

Schedules of investments

Delaware Ivy Securian Core Bond Fund

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Phillips Edison Grocery Center
Operating Partnership I
2.625% 11/15/31	3,425,000	$3,031,158
		6,112,569
Technology — 1.25%
Dell International 4.90% 10/1/26	4,000,000	4,199,635
TSMC Arizona
1.75% 10/25/26	3,250,000	3,049,211
2.50% 10/25/31	3,475,000	3,223,059
		10,471,905
Transportation — 5.18%
Air Canada 2017-1 Class A Pass
Through Trust 144A 3.55%
7/15/31 #, ◆	4,451,199	4,200,197
Air Canada 2020-2 Class A Pass
Through Trust 144A 5.25%
10/1/30 #, ◆	2,622,890	2,706,915
American Airlines 2017-1 Class
B Pass Through Trust 4.95%
8/15/26 ◆	800,190	767,069
British Airways 2020-1 Class A
Pass Through Trust 144A
4.25% 5/15/34 #, ◆	946,278	945,316
British Airways 2019-1 Class A
Pass Through Trust 144A
3.35% 12/15/30 #, ◆	2,749,917	2,604,066
CSX
4.25% 11/1/66	2,175,000	2,274,178
4.75% 11/15/48	225,000	258,788
Delta Air Lines 2015-1 Class B
Pass Through Trust 4.25%
1/30/25 ◆	1,454,667	1,457,243
General Motors Financial
1.017% SOFR + 0.76%
3/8/24 ●	4,250,000	4,222,066
Hyundai Capital America
144A 2.85% 11/1/22 #, *	4,500,000	4,514,837
144A 3.25% 9/20/22 #	3,662,000	3,681,007
JetBlue 2020-1 Class A Pass
Through Trust 4.00%
5/15/34 ◆	1,074,748	1,073,955
United Airlines 2020-1 Class A
Pass Through Trust 5.875%
4/15/29 ◆	6,563,031	6,793,303
United Airlines 2014-1 Class B
Pass Through Trust 4.75%
10/11/23 ◆	1,589,192	1,590,327
United Airlines 2014-2 Class B
Pass Through Trust 4.625%
3/3/24 ◆	2,363,463	2,376,475
United Airlines 2019-2 Class B
Pass Through Trust 3.50%
11/1/29 ◆	2,686,410	2,427,009
US Airways 2010-1 Class A Pass
Through Trust 6.25%
10/22/24 ◆	1,441,525	1,452,274
		43,345,025
Utilities — 9.95%
AES
1.375% 1/15/26	1,730,000	1,593,108
144A 3.30% 7/15/25 #	1,365,000	1,342,116
144A 3.95% 7/15/30 #	3,670,000	3,642,976
American Electric Power 2.031%
3/15/24	3,000,000	2,950,100
American Transmission Systems
144A 2.65% 1/15/32 #	4,525,000	4,185,839
Cleco Corporate Holdings
3.743% 5/1/26	2,200,000	2,232,119
Duke Energy Carolinas
4.00% 9/30/42	1,662,000	1,705,685
4.25% 12/15/41	4,550,000	4,775,543
Duke Energy Progress 4.15%
12/1/44	1,644,000	1,699,697
East Ohio Gas 144A 1.30%
6/15/25 #	3,375,000	3,188,943
Entergy Mississippi 3.25%
12/1/27	2,750,000	2,712,442
Entergy Texas 3.45% 12/1/27	3,600,000	3,567,987
Eversource Energy 3.80%
12/1/23	3,550,000	3,603,813
Exelon 4.05% 4/15/30	2,500,000	2,584,092
FirstEnergy Transmission 144A
5.45% 7/15/44 #	3,446,000	3,771,054
Florida Power & Light
2.45% 2/3/32	4,275,000	4,026,526
2.85% 4/1/25	3,155,000	3,162,612
Indianapolis Power & Light 144A
4.70% 9/1/45 #	3,150,000	3,346,080
IPALCO Enterprises 3.70%
9/1/24	2,650,000	2,659,078
MidAmerican Energy
4.25% 7/15/49	3,500,000	3,835,625
4.40% 10/15/44	810,000	872,772
Pacific Gas and Electric
1.75% 6/16/22	3,870,000	3,866,012
3.25% 2/16/24	4,600,000	4,581,690
PacifiCorp 3.30% 3/15/51	3,335,000	3,072,498
Piedmont Natural Gas 3.35%
6/1/50	3,400,000	3,043,717

	Principal	Value
	amount°	(US $)
Corporate Bonds (continued)
Utilities (continued)
Southern Gas Capital 3.875%
11/15/25	7,050,000	$7,183,545
		83,205,669
Total Corporate Bonds
(cost $376,596,284)		360,737,690

Municipal Bonds — 1.53%
Douglas County, Washington
Public Utility District No 1
(Taxable) Series A
5.45% () 9/1/40	1,205,000	1,450,133
Municipal Electric Authority of
Georgia
(Build America Bonds Plant
Vogtle Units 3 & 4 Project)
6.655% 4/1/57	2,933,000	3,979,641
Port Authority of New York &
New Jersey
(Consolidated Bonds, One
Hundred Seventy-Fourth
Series) 4.458% 10/1/62	3,710,000	4,129,527
(Consolidated Bonds, One
Hundred Sixty-Eighth Series)
4.926% 10/1/51	2,690,000	3,231,174
Total Municipal Bonds
(cost $11,218,964)		12,790,475

Non-Agency Asset-Backed Securities — 10.99%
AMSR Trust
Series 2021-SFR2 D 144A
2.278% 8/17/38 #	2,750,000	2,503,324
Series 2021-SFR4 B 144A
2.417% 12/17/38 #	5,250,000	4,911,818
Commonbond Student Loan
Trust
Series 2017-BGS C 144A
4.44% 9/25/42 #	62,889	63,179
Series 2019-AGS A1 144A
2.54% 1/25/47 #	3,421,017	3,379,536
Series 2021-AGS A 144A
1.20% 3/25/52 #	1,541,544	1,481,009
Drive Auto Receivables Trust
Series 2018-5 C 3.99%
1/15/25	353,526	353,936
FirstKey Homes Trust
Series 2021-SFR1 B 144A
1.788% 8/17/38 #	4,800,000	4,355,458
Series 2021-SFR2 D 144A
2.058% 9/17/38 #	4,400,000	3,970,916
Home Partners of America Trust
Series 2021-1 A 144A 1.698%
9/17/41 #	8,507,166	7,800,757
Home Partners of America Trust
Series 2021-3 B 144A 2.649%
1/17/41 #	5,106,723	4,859,756
Invitation Homes Trust
Series 2018-SFR1 C 144A
1.691% (LIBOR01M + 1.25%)
3/17/37 #, ●	4,499,355	4,486,471
Series 2018-SFR2 C 144A
1.677% (LIBOR01M + 1.28%,
Floor 1.28%) 6/17/37 #, ●	3,999,372	3,963,185
Series 2018-SFR3 A 144A
1.441% (LIBOR01M + 1.00%,
Floor 1.00%) 7/17/37 #, ●	1,125,137	1,125,137
Series 2018-SFR4 C 144A
1.841% (LIBOR01M + 1.40%,
Floor 1.40%) 1/17/38 #, ●	13,099,395	13,068,770
Navient Private Education Refi
Loan Trust
Series 2020-HA A 144A 1.31%
1/15/69 #	2,798,658	2,709,984
Series 2021-A A 144A 0.84%
5/15/69 #	2,246,059	2,144,424
Series 2021-BA A 144A 0.94%
7/15/69 #	4,830,777	4,560,607
Series 2021-FA A 144A 1.11%
2/18/70 #	3,600,125	3,355,154
Progress Residential Trust
Series 2021-SFR7 D 144A
2.341% 8/17/40 #	3,450,000	3,022,410
Santander Consumer Auto
Receivables Trust
Series 2020-BA B 144A 0.77%
12/15/25 #	3,250,000	3,181,696
Sofi Professional Loan Program
Series 2018-A A2B 144A
2.95% 2/25/42 #	1,277,068	1,276,294
SoFi Professional Loan Program
Series 2017-D A2FX 144A
2.65% 9/25/40 #	846,658	845,559
SOFI PROFESSIONAL LOAN
PROGRAM
Series 2017-F A2FX 144A
2.84% 1/25/41 #	1,683,953	1,685,456
SoFi Professional Loan Program
Trust
Series 2020-C AFX 144A
1.95% 2/15/46 #	1,310,997	1,284,463
Series 2021-B AFX 144A
1.14% 2/15/47 #	5,093,794	4,739,549
Tricon American Homes Trust
Series 2020-SFR2 B 144A
1.832% 11/17/39 #	2,475,000	2,209,578

Schedules of investments

Delaware Ivy Securian Core Bond Fund

	Principal	Value
	amount°	(US $)
Non-Agency Asset-Backed Securities (continued)
Tricon Residential Trust
Series 2021-SFR1 B 144A
2.244% 7/17/38 #	4,875,000	$4,554,886
Total Non-Agency Asset-Backed Securities
(cost $96,681,608)		91,893,312

Non-Agency Collateralized Mortgage Obligations — 12.19%
Agate Bay Mortgage Trust
Series 2013-1 B4 144A
3.578% 7/25/43 #, ●	1,482,562	1,472,030
Series 2015-5 B3 144A
3.593% 7/25/45 #, ●	1,583,542	1,564,677
Series 2015-6 B1 144A
3.601% 9/25/45 #, ●	3,429,029	3,413,050
Series 2016-1 B1 144A
3.669% 12/25/45 #, ●	4,367,242	4,418,208
Bear Stearns Mortgage
Securities
Series 1996-6 B2 8.00%
11/25/29	19,175	14,326
CHL Mortgage Pass Through
Trust
Series 2004-J4 3B1 5.25%
5/25/34 ◆	42,728	40,441
Citigroup Global Markets
Mortgage Securities VII
Series 1997-HUD1 B2 3.20%
12/25/30 ●	706,202	136,657
Citigroup Mortgage Loan Trust
Series 2013-J1 B4 144A
3.471% 10/25/43 #, ●	1,153,766	1,152,760
Series 2018-RP1 A1 144A
3.00% 9/25/64 #, ●	1,545,897	1,539,955
Series 2021-INV1 A7A 144A
2.50% 5/25/51 #, ●	4,806,104	4,612,527
Series 2021-INV2 A7A 144A
2.50% 5/25/51 #, ●	7,933,388	7,613,851
CSMC Trust
Series 2013-7 B4 144A
3.542% 8/25/43 #, ●	1,683,504	1,612,290
Series 2017-HL1 A12 144A
3.50% 6/25/47 #, ●	2,124,333	2,111,293
Eagle RE
Series 2020-1 M1B 144A
1.907% (LIBOR01M + 1.45%)
1/25/30 #, ●	10,721,000	10,494,346
Flagstar Mortgage Trust
Series 2021-5INV A5 144A
2.50% 7/25/51 #, ●	5,547,044	5,294,907
Series 2021-6INV A6 144A
2.50% 8/25/51 #, ●	5,465,779	5,226,915
JP Morgan Mortgage Trust
Series 2004-A3 4A2 2.297%
7/25/34 ●	6,198	6,279
Series 2016-3 B3 144A
3.285% 10/25/46 #, ●	2,192,740	2,139,847
Series 2017-4 A13 144A
3.50% 11/25/48 #, ●	6,405,644	6,220,198
Series 2021-4 A5 144A 2.50%
8/25/51 #, ●	6,000,000	5,151,797
MRFC Mortgage Pass Through
Trust Series
Series 1998-2 B1 6.75%
6/25/28 ◆	587	580
PMT Credit Risk Transfer Trust
Series 21-1R A 3.357%
2/27/24 ●	3,988,705	4,008,276
PMT Loan Trust
Series 2021-INV1 A9 144A
2.50% 7/25/51 #, ●	4,915,051	4,717,095
Prudential Home Mortgage
Securities
Series 1994-A 5B 144A 6.73%
4/28/24 #, ●	47	46
Series 1994-E 5B 144A 7.48%
9/28/24 #, ●	73	72
Radnor RE
Series 2020-1 M1B 144A
1.907% (LIBOR01M + 1.45%,
Floor 1.45%) 1/25/30 #, ●	4,650,000	4,529,373
Seasoned Credit Risk Transfer
Trust Series
Series 2017-2 M1 144A 4.00%
8/25/56 #, ●	1,466,000	1,459,659
Series 2017-3 M1 4.00%
7/25/56 ●	5,472,092	5,436,655
Sequoia Mortgage Trust
Series 2015-3 B1 144A
3.722% 7/25/45 #, ●	2,093,220	2,089,678
Shellpoint -Originator Trust
Series 2015-1 B3 144A
3.794% 8/25/45 #, ●	3,183,617	3,079,198
Sofi Mortgage Trust
Series 2016-1A B2 144A
3.109% 11/25/46 #, ●	1,633,618	1,605,538
Structured Asset Mortgage
Investments
Series 98-2 B 6.75% 5/2/30	3,291	133
Series 98-2 C 6.75% 5/2/30	1,494	53
Towd Point Mortgage Trust
Series 2015-2 2M2 144A
3.93% 11/25/57 #, ●	7,050,000	7,091,164

	Principal	Value
	amount°	(US $)
Non-Agency Collateralized Mortgage Obligations (continued)
WinWater Mortgage Loan Trust
Series 2015-5 B1 144A
3.762% 8/20/45 #, ●	3,844,274	$3,711,341
Total Non-Agency Collateralized Mortgage
Obligations
(cost $106,737,759)		101,965,215

Non-Agency Commercial Mortgage-Backed Securities — 5.58%
BAMLL Commercial Mortgage
Securities Trust
Series 2014-520M A 144A
4.185% 8/15/46 #, ●	4,130,000	4,246,776
Citigroup Commercial Mortgage
Trust
Series 2018-TBR A 144A
1.227% (LIBOR01M + 0.83%,
Floor 0.83%) 12/15/36 #, ●	10,000,000	9,850,966
CSMC OA
Series 2014-USA A1 144A
3.304% 9/15/37 #	1,339,667	1,309,263
GS Mortgage Securities
Series 2012-BWTR C 144A
3.328% 11/5/34 #, ●	1,000,000	986,748
Hometown Commercial
Mortgage
Series 2007-1A A 144A
6.057% 6/11/39 #	5,577	2,287
JP Morgan Chase Commercial
Mortgage Securities Trust
Series 2016-JP4 A4 3.648%
12/15/49 ●	575,000	583,076
JPMCC Commercial Mortgage
Securities Trust
Series 2017-JP5 A5 3.723%
3/15/50	1,500,000	1,523,718
KKR Industrial Portfolio Trust
Series 2021-KDIP B 144A
1.197% (LIBOR01M + 0.80%,
Floor 0.80%) 12/15/37 #, ●	2,250,000	2,200,541
Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2016-C32 A4 3.72%
12/15/49	320,000	324,534
Morgan Stanley Capital I Trust
Series 2012-STAR B 144A
3.451% 8/5/34 #	930,000	926,008
One Market Plaza Trust
Series 2017-1MKT A 144A
3.614% 2/10/32 #	4,000,000	3,981,176
ONE Mortgage Trust
Series 2021-PARK A 144A
1.097% (LIBOR01M + 0.70%,
Floor 0.70%) 3/15/36 #, ●	7,500,000	7,328,543
UBS Commercial Mortgage Trust
Series 2017-C1 AS 3.724%
6/15/50	4,000,000	4,000,922
Series 2017-C6 A5 3.58%
12/15/50	7,000,000	7,038,795
Series 2017-C7 AS 4.061%
12/15/50 ●	2,300,000	2,331,432
Total Non-Agency Commercial Mortgage-
Backed Securities
(cost $47,517,607)		46,634,785

US Treasury Obligations — 17.13%
US Treasury Bonds
1.75%8/15/41	4,877,000	4,230,036
1.875%2/15/41	15,959,000	14,222,524
1.875%11/15/51*	10,710,000	9,398,025
2.00%11/15/41	2,470,000	2,235,736
2.00%8/15/51	12,075,000	10,897,687
2.25%5/15/41	2,400,000	2,267,625
2.375%2/15/42*	3,950,000	3,811,133
US Treasury Note
1.875%2/15/32*	5,325,000	5,114,496
US Treasury Notes
0.125%2/28/23	5,250,000	5,179,688
0.25%5/31/25	11,000,000	10,239,882
0.375%4/15/24	2,500,000	2,401,856
0.625%10/15/24*	23,225,000	22,174,431
0.875%1/31/24*	13,000,000	12,670,937
1.125%1/15/25	4,458,000	4,293,263
1.375%1/31/25	1,100,000	1,066,356
1.375%11/15/31	6,625,000	6,080,508
1.50%2/15/25	9,433,000	9,169,908
1.50%1/31/27*	4,110,000	3,928,261
1.75%1/31/29*	450,000	430,980
1.875%2/28/27*	7,500,000	7,300,195
5.375% 2/15/31 ∞	4,940,000	6,141,038
Total US Treasury Obligations
(cost $148,885,634)		143,254,565

	Number of
	shares
Preferred Stock — 0.48%
Brookfield Infrastructure Partners
5.00% *, ω	200,000	4,060,000
Total Preferred Stock
(cost $5,000,000)		4,060,000

Schedules of investments

Delaware Ivy Securian Core Bond Fund

	Number of	Value
	shares	(US $)
Short-Term Investments — 2.02%
Money Market Mutual Fund — 2.02%
State Street Institutional US
Government Money Market
Fund – Premier Class (seven-
day effective yield 0.17%)	16,901,252	$16,901,252
Total Short-Term Investments
(cost $16,901,252)		16,901,252
Total Value of Securities Before
Securities Lending Collateral—100.13%
(cost $869,414,814)		837,338,404

Securities Lending Collateral** — 0.94%
Money Market Mutual Fund — 0.94%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	7,855,048	7,855,048
Total Securities Lending Collateral
(cost $7,855,048)		7,855,048
Total Value of
Securities—101.07%
(cost $877,269,862)		$845,193,452	■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $326,177,143, which represents 39.01% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2022. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
*	Fully or partially on loan.
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∞	Fully or partially pledged as collateral for futures contracts. ω Perpetual security with no stated maturity date.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $69,628,293 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $63,524,739.

The following future contracts were outstanding at March 31, 2022:1

Futures Contracts

Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
717	US Treasury 5 yr Notes	$82,230,938	$84,203,425	6/30/22	$—	$(1,972,487)	$100,825
	US Treasury 10 yr Ultra
(256)	Notes	(34,680,000)	(35,685,373)	6/21/22	1,005,373	—	(104,000)
	US Treasury Long
477	Bonds	71,579,812	73,543,955	6/21/22	—	(1,964,143)	298,125
	US Treasury Ultra
(59)	Bonds	(10,450,375)	(10,756,448)	6/21/22	306,073	—	(62,688)
Total Futures Contracts			$111,305,559		$1,311,446	$(3,936,630)	$232,262

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Small Cap Growth Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 99.64% ◆
Communication Services — 3.36%
Gray Television	783,824	$17,298,996
Nexstar Media Group Class A	326,891	61,612,415
		78,911,411
Consumer Discretionary — 15.90%
Boot Barn Holdings †	164,574	15,599,970
Churchill Downs	138,284	30,668,626
Deckers Outdoor †	69,114	18,921,340
EVgo *, †	1,209,578	15,555,173
Fox Factory Holding †	306,711	30,042,342
Malibu Boats Class A *, †	476,224	27,625,754
Marriott Vacations Worldwide	330,294	52,087,364
Monarch Casino & Resort †	410,317	35,791,952
Red Rock Resorts Class A	950,534	46,157,931
Sweetgreen Class A *, †	85,888	2,747,557
Texas Roadhouse	333,770	27,946,562
Visteon †	263,356	28,740,040
Wyndham Hotels & Resorts	494,003	41,837,114
		373,721,725
Consumer Staples — 3.49%
BJ’s Wholesale Club
Holdings †	701,423	47,423,209
Duckhorn Portfolio †	886,759	16,130,146
MGP Ingredients *	158,467	13,563,190
Sovos Brands †	347,338	4,925,253
		82,041,798
Energy — 3.10%
Cactus Class A	697,759	39,590,846
Liberty Oilfield Services
Class A †	655,401	9,713,043
Northern Oil and Gas *	134,412	3,789,074
SM Energy	508,268	19,797,038
		72,890,001
Financials — 5.79%
Focus Financial Partners
Class A †	330,912	15,135,915
Kinsale Capital Group	78,685	17,941,754
Pinnacle Financial Partners	573,025	52,764,142
Seacoast Banking	604,894	21,183,388
Veritex Holdings	758,372	28,947,059
		135,972,258
Healthcare — 22.63%
AMN Healthcare Services †	398,618	41,587,816
Axonics *, †	653,635	40,917,551
CareDx †	1,233,381	45,622,763
Castle Biosciences †	477,630	21,426,482
CryoPort *, †	1,244,374	43,441,096
Harmony
Biosciences Holdings *, †	291,555	14,184,151
Inmode †	235,963	8,709,394
Insmed *, †	493,952	11,607,872
Joint †	200,068	7,080,407
Lantheus Holdings †	463,616	25,642,601
Omnicell †	350,071	45,330,694
Pacira BioSciences *, †	527,137	40,231,096
PetIQ <<, †	1,404,410	34,267,604
Progyny †	700,812	36,021,737
PTC Therapeutics †	238,062	8,882,093
Tandem Diabetes Care †	457,159	53,163,020
Veracyte *, †	428,410	11,811,264
Vericel †	1,092,675	41,762,038
		531,689,679
Industrials — 15.96%
Air Transport Services Group †	855,348	28,611,390
Brink’s	334,521	22,747,428
Casella Waste Systems
Class A †	310,829	27,244,162
Clean Harbors †	419,248	46,804,847
EnerSys	329,654	24,582,299
Herc Holdings	196,105	32,767,184
John Bean Technologies	206,726	24,490,829
Kirby †	363,571	26,246,190
Knight-Swift Transportation
Holdings	1,115,817	56,304,126
Kornit Digital †	143,587	11,873,209
RBC Bearings †	107,010	20,747,099
Regal Rexnord *	58,029	8,633,555
Valmont Industries	184,718	44,073,715
		375,126,033
Information Technology — 28.62%
Allegro MicroSystems †	1,516,739	43,075,388
Box Class A †	369,308	10,732,091
BTRS Holdings †	2,105,993	15,752,828
CyberArk Software †	118,275	19,958,906
Domo Class B †	771,669	39,023,301
Five9 †	295,485	32,621,544
ForgeRock Class A *, †	237,270	5,200,958
Globant †	244,803	64,155,522
Monolithic Power Systems	21,430	10,408,122
NCR †	824,542	33,138,343
Onto Innovation †	199,245	17,312,398
Paycor HCM *, †	1,120,131	32,607,013
Sailpoint Technologies
Holdings *, †	570,707	29,208,784
Shift4 Payments Class A †	852,007	52,764,794
SimilarWeb *, †	288,251	3,732,851

	Number of	Value
	shares	(US $)
Common Stocks ◆ (continued)
Information Technology (continued)
SiTime †	244,954	$60,704,500
Smartsheet Class A †	613,003	33,580,304
Switch Class A	1,794,214	55,297,676
Tenable Holdings †	377,268	21,802,318
Varonis Systems †	1,021,926	48,582,362
Viavi Solutions †	2,669,600	42,927,168
		672,587,171
Materials — 0.43%
Allegheny Technologies †	87,714	2,354,244
MP Materials *, †	136,612	7,833,332
		10,187,576
REIT Hotel — 0.36%
Ryman Hospitality Properties †	91,240	8,464,335
		8,464,335
Total Common Stocks
(cost $1,775,765,160)		2,341,591,987

Short-Term Investments — 0.46%
Money Market Mutual Fund — 0.46%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	10,682,540	10,682,540
Total Short-Term Investments
(cost $10,682,540)		10,682,540
Total Value of Securities Before
Securities Lending Collateral—100.10%
(cost $1,786,447,700)		2,352,274,527

Securities Lending Collateral** — 1.77%
Money Market Mutual Fund — 1.77%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	41,667,712	41,667,712
Total Securities Lending Collateral
(cost $41,667,712)		41,667,712
Total Value of
Securities—101.87%
(cost $1,828,115,412)		$2,393,942,239	■

◆	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†	Non-income producing security.
*	Fully or partially on loan.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $84,199,485 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $43,897,781.

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Smid Cap Core Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 98.22%
Basic Materials — 6.16%
Beacon Roofing Supply †	81,371	$4,823,673
Boise Cascade	62,148	4,317,422
Huntsman	231,031	8,665,973
Minerals Technologies	89,476	5,918,837
Reliance Steel & Aluminum	53,097	9,735,335
Westrock	72,876	3,427,358
		36,888,598
Business Services — 4.58%
ABM Industries	82,010	3,775,740
Aramark	152,549	5,735,843
ASGN †	50,459	5,889,070
Casella Waste Systems Class A †	33,719	2,955,470
Clean Harbors †	31,917	3,563,214
WillScot Mobile Mini Holdings †	140,922	5,514,278
		27,433,615
Capital Goods — 9.78%
Ameresco Class A *, †	43,719	3,475,660
Barnes Group	32,865	1,320,844
Carlisle	13,125	3,227,700
Columbus McKinnon	25,582	1,084,677
ESCO Technologies	25,180	1,760,586
Federal Signal	61,110	2,062,462
Gates Industrial †	113,214	1,705,003
Generac Holdings †	7,341	2,182,186
Graco	47,255	3,294,619
Jacobs Engineering Group	34,875	4,806,124
Kadant	11,884	2,307,754
Lincoln Electric Holdings	32,508	4,479,927
MasTec †	40,029	3,486,526
Oshkosh	40,879	4,114,471
Quanta Services	82,129	10,808,998
Tetra Tech	21,286	3,510,913
WESCO International †	24,472	3,184,786
Woodward	13,930	1,739,996
		58,553,232
Communication Services — 0.61%
Switch Class A	119,566	3,685,024
		3,685,024
Consumer Discretionary — 5.65%
American Eagle Outfitters *	217,855	3,659,964
BJ’s Wholesale Club Holdings †	62,066	4,196,282
Dick’s Sporting Goods *	64,821	6,483,397
Five Below †	40,160	6,360,139
KB Home	51,922	1,681,234
Malibu Boats Class A †	75,797	4,396,984
Sonic Automotive Class A	23,096	981,811
Steven Madden	156,811	6,059,177
		33,818,988
Consumer Services — 2.74%
Allegiant Travel †	23,587	3,830,293
Brinker International †	75,499	2,881,042
Jack in the Box	35,432	3,309,703
Texas Roadhouse	35,097	2,938,672
Wendy’s	155,892	3,424,947
		16,384,657
Consumer Staples — 3.01%
Casey’s General Stores	32,434	6,427,446
Helen of Troy *, †	12,949	2,535,932
J & J Snack Foods	34,498	5,350,640
YETI Holdings †	61,610	3,695,368
		18,009,386
Credit Cyclicals — 2.35%
BorgWarner	82,331	3,202,676
Dana	133,535	2,346,210
La-Z-Boy	81,878	2,159,123
Taylor Morrison Home †	74,901	2,038,805
Toll Brothers	92,312	4,340,510
		14,087,324
Energy — 5.21%
Chesapeake Energy	58,252	5,067,924
Diamondback Energy	114,835	15,741,582
Liberty Oilfield Services Class A †	382,427	5,667,568
PDC Energy	65,442	4,756,325
		31,233,399
Financial Services — 3.62%
Essent Group	111,955	4,613,666
Kemper	84,837	4,796,684
Selective Insurance Group	39,048	3,489,329
Umpqua Holdings	240,305	4,532,152
Valley National Bancorp	324,617	4,226,513
		21,658,344
Financials — 10.48%
Axis Capital Holdings	90,410	5,467,093
Comerica	60,903	5,507,458
East West Bancorp	103,715	8,195,559
Hamilton Lane Class A	35,181	2,719,140
Independent Bank Group	34,689	2,468,469
NMI Holdings Class A †	109,502	2,257,931
Primerica	39,194	5,362,523
Raymond James Financial	44,250	4,863,518
Reinsurance Group of America	44,040	4,820,618
SouthState	56,785	4,633,088
Stifel Financial	54,144	3,676,378
Webster Financial	110,546	6,203,842
Western Alliance Bancorp	49,521	4,101,329

	Number of	Value
	shares	(US $)
Common Stocks (continued)
Financials (continued)
WSFS Financial	53,342	$2,486,804
		62,763,750
Healthcare — 13.58%
Agios Pharmaceuticals *, †	65,345	1,902,193
Amicus Therapeutics †	202,350	1,916,254
Azenta	48,239	3,998,048
Biohaven Pharmaceutical
Holding †	38,308	4,542,180
Bio-Techne	13,033	5,643,810
Blueprint Medicines †	54,726	3,495,897
Catalent †	63,717	7,066,215
Encompass Health	72,841	5,179,723
Exact Sciences †	24,465	1,710,593
Halozyme Therapeutics *, †	128,976	5,143,563
ICON †	17,373	4,225,461
Insmed †	115,084	2,704,474
Inspire Medical Systems †	19,031	4,885,067
Ligand Pharmaceuticals †	34,424	3,872,356
Natera †	53,373	2,171,214
NeoGenomics †	74,185	901,348
Neurocrine Biosciences †	52,702	4,940,812
Quidel †	25,277	2,842,651
Repligen †	23,830	4,482,185
Shockwave Medical †	17,225	3,571,776
Supernus Pharmaceuticals †	76,186	2,462,332
Ultragenyx Pharmaceutical †	50,101	3,638,335
		81,296,487
Industrials — 1.88%
KBR	72,857	3,987,464
Regal Rexnord	21,919	3,261,109
Zurn Water Solutions	112,791	3,992,801
		11,241,374
Information Technology — 1.05%
ON Semiconductor †	100,237	6,275,839
		6,275,839
Materials — 1.75%
Kaiser Aluminum	58,886	5,544,706
Worthington Industries	96,235	4,947,441
		10,492,147
Media — 1.16%
IMAX †	109,844	2,079,347
Interpublic Group of Companies	137,754	4,883,379
		6,962,726
Real Estate Investment Trusts — 5.31%
American Assets Trust	42,328	1,603,808
Brixmor Property Group	164,965	4,257,747
Camden Property Trust	42,167	7,008,155
Cousins Properties	109,411	4,408,169
DiamondRock Hospitality †	210,826	2,129,343
First Industrial Realty Trust	62,215	3,851,731
Life Storage	35,473	4,981,473
Physicians Realty Trust	203,732	3,573,459
		31,813,885
REIT Diversified — 0.59%
LXP Industrial Trust	225,762	3,544,463
		3,544,463
REIT Hotel — 0.46%
Pebblebrook Hotel Trust	112,559	2,755,444
		2,755,444
REIT Shopping Center — 0.52%
Kite Realty Group Trust	137,228	3,124,682
		3,124,682
Technology — 13.87%
Blackline †	19,952	1,460,885
Box Class A †	50,051	1,454,482
Consensus Cloud Solutions †	15,433	927,986
Dynatrace †	55,583	2,617,959
ExlService Holdings †	69,898	10,014,286
Guidewire Software †	29,696	2,809,836
Ichor Holdings †	28,518	1,015,811
II-VI †	84,516	6,126,565
MACOM Technology Solutions
Holdings †	56,706	3,394,988
MaxLinear †	72,153	4,210,128
Paycom Software †	4,578	1,585,728
Procore Technologies †	33,513	1,942,413
PTC †	51,929	5,593,792
Q2 Holdings †	47,262	2,913,702
Rapid7 †	39,190	4,359,496
Semtech †	48,378	3,354,530
Silicon Laboratories †	21,484	3,226,897
Smartsheet Class A †	49,995	2,738,726
Sprout Social Class A †	24,654	1,975,278
SS&C Technologies Holdings	31,529	2,365,306
Tyler Technologies †	2,768	1,231,456
Upwork †	31,773	738,405
Varonis Systems †	71,911	3,418,649
WNS Holdings ADR †	77,671	6,640,094
Yelp †	82,725	2,821,750
Ziff Davis †	42,527	4,115,763
		83,054,911
Transportation — 2.01%
Kirby †	69,409	5,010,636

Schedules of investments

Delaware Ivy Smid Cap Core Fund

	Number of	Value
	shares	(US $)
Common Stocks (continued)
Transportation (continued)
Knight-Swift Transportation
Holdings	79,958	$4,034,680
Werner Enterprises	72,936	2,990,376
		12,035,692
Utilities — 1.85%
Black Hills	49,416	3,806,020
NorthWestern *	50,738	3,069,142
Spire	58,262	4,180,881
		11,056,043
Total Common Stocks
(cost $552,066,438)		588,170,010
Total Value of Securities Before
Securities Lending Collateral—98.22%
(cost $552,066,438)		588,170,010

Securities Lending Collateral** — 1.48%
Money Market Mutual Fund — 1.48%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	8,852,810	8,852,810
Total Securities Lending Collateral
(cost $8,852,809)		8,852,810

Total Value of Securities—99.70%
(cost $560,919,247)		$597,022,820	■

†	Non-income producing security.
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $21,097,972 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $13,190,148.

Summary of abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 95.29%
Communication Services — 11.19%
America Movil Class L	5,371,933	$5,690,630
Baidu ADR †	133,999	17,728,068
Bharti Airtel †	4,318,234	42,812,940
G-bits Network Technology
Xiamen Class A	56,900	3,217,336
MTN Group	439,823	5,690,925
NetEase	426,800	7,700,653
Saudi Telecom	48,935	1,400,185
Sea ADR †	21,938	2,627,953
Tencent Holdings	1,769,220	81,551,034
Yandex Class A †	195,088	229,514
		168,649,238
Consumer Discretionary — 12.47%
Alibaba Group Holding †	438,900	5,989,542
Alibaba Group Holding ADR †	288,775	31,418,720
Ecovacs Robotics Class A	39,951	681,888
Fix Price Group GDR 144A #, =	1,489,220	1,130,874
Great Wall Motor Class H	1,889,500	2,965,543
Hanon Systems	1,515,310	14,663,069
Huazhu Group ADR	247,589	8,167,961
Hyundai Motor	242,581	35,790,637
JD.com Class A †	105,377	2,994,276
JD.com ADR †	142,417	8,241,672
Li Ning	2,524,000	21,432,186
Lojas Renner	2,140,553	12,417,865
Meituan Class B 144A #, †	948,800	17,974,011
MercadoLibre †	2,767	3,291,291
Naspers Class N	183,812	20,760,150
		187,919,685
Consumer Staples — 6.95%
Ambev	9,911,842	32,310,475
China Mengniu Dairy †	6,459,000	34,629,295
Kweichow Moutai Class A	15,501	4,175,997
LG Household & Health Care	24,890	17,557,705
Shanghai Jahwa United
Class A	1,218,289	6,601,457
Shanxi Xinghuacun Fen Wine
Factory Class A	85,015	3,392,450
Wal-Mart de Mexico	742,000	3,040,745
Wuliangye Yibin Class A	122,161	2,965,843
		104,673,967
Energy — 3.63%
China Shenhua Energy
Class A	1,155,149	5,405,170
LUKOIL =	276,569	226,176
Reliance Industries	1,271,055	43,962,711
Shaanxi Coal Industry Class A	1,983,700	5,144,466
		54,738,523
Financials — 16.54%
Al Rajhi Bank	288,587	12,317,986
Axis Bank †	2,460,420	24,495,657
Banco do Brasil	4,128,700	30,004,520
Bank of Chengdu Class A	1,659,800	3,910,386
Bank of China Class H	18,747,000	7,481,097
Bank of China Class A	14,983,900	7,711,803
Capitec Bank Holdings	212,544	33,849,821
China Construction Bank
Class H	10,827,000	8,110,128
China Development Financial
Holding	5,113,000	3,393,577
FirstRand	546,792	2,886,059
HDFC Bank	1,470,934	28,329,934
Hong Kong Exchanges &
Clearing	366,670	17,187,041
ICICI Bank	4,753,737	45,341,035
Patria Investments Class A	795,406	14,166,181
Saudi National Bank	531,372	9,998,274
Sberbank of Russia PJSC ADR =	1,032,386	42,485
		249,225,984
Healthcare — 1.09%
BeiGene ADR †	9,419	1,776,423
Eoflow †	240,964	4,655,268
Intco Medical Technology
Class A	606,650	4,422,364
Seegene	69,841	2,926,696
Wuxi Biologics Cayman
144A #, †	340,500	2,703,775
		16,484,526
Industrials — 7.59%
Copa Holdings Class A *, †	57,360	4,797,590
COSCO SHIPPING Holdings
Class H †	1,633,000	2,807,694
COSCO SHIPPING Holdings
Class A †	2,809,710	6,784,688
Evergreen Marine Taiwan	2,962,000	13,767,851
Hefei Meiya Optoelectronic
Technology Class A	3,787,128	15,915,783
HMM	305,326	7,273,346
Larsen & Toubro	1,351,169	31,334,606
Wan Hai Lines	2,693,000	14,747,877
Yang Ming Marine Transport †	3,002,000	12,870,025

Consolidated schedules of investments

Delaware Ivy Systematic Emerging Markets Equity Fund

	Number of	Value
	shares	(US $)
Common Stocks (continued)
Industrials (continued)
Zhuzhou Kibing Group Class A	1,986,475	$4,111,477
		114,410,937
Information Technology — 26.85%
Delta Electronics	3,517,794	32,616,028
eMemory Technology	97,382	6,188,230
HCL Technologies	192,363	2,939,854
Infosys	604,886	15,147,952
LG Innotek	13,836	4,368,591
MediaTek	744,879	23,181,035
Nan Ya Printed Circuit Board	205,000	3,679,814
Novatek Microelectronics	510,000	7,498,896
Samsung Electronics	1,770,203	101,296,297
Silergy	34,552	4,051,250
SK Hynix	126,072	12,128,027
Taiwan Semiconductor
Manufacturing	8,109,404	166,352,432
Tata Consultancy Services	60,621	2,979,243
Unimicron Technology	806,000	6,869,898
United Microelectronics	1,668,000	3,063,156
Venustech Group Class A	3,716,658	12,177,694
		404,538,397
Materials — 6.18%
Eregli Demir ve Celik
Fabrikalari TAS	1,344,599	2,947,684
Freeport-McMoRan	334,653	16,645,640
Hubei Xingfa Chemicals Group
Class A	524,201	2,731,984
Hunan Valin Steel Class A	4,376,600	3,774,903
Jiangsu Eastern Shenghong
Class A	1,179,060	2,626,828
LG Chem	34,366	15,016,794
Sasol †	481,603	11,643,264
Saudi Basic Industries	333,813	11,602,261
Sibanye Stillwater	895,384	3,600,316
Suzhou TA&A Ultra Clean
Technology Class A	128,100	1,435,539
Vale	500,318	10,037,781
Vedanta	831,692	4,392,155
YongXing Special Materials
Technology Class A	75,300	1,394,674
Yunnan Aluminium Class A †	2,442,200	5,206,926
		93,056,749
Real Estate — 2.58%
China Overseas Land &
Investment	1,024,500	3,048,634
Etalon Group GDR	2,791,564	613,045
Logan Group *	9,409,584	2,654,259
Vinhomes 144A #	9,826,599	32,513,827
		38,829,765
Utilities — 0.22%
China Resources Power
Holdings	1,772,000	3,297,751
		3,297,751
Total Common Stocks
(cost $1,139,953,645)		1,435,825,522

Preferred Stock — 2.71%
Petroleo Brasileiro 17.29%	5,816,942	40,782,921
Total Preferred Stock
(cost $21,322,404)		40,782,921
Total Value of Securities Before
Securities Lending Collateral—98.00%
(cost $1,161,276,049)		1,476,608,443

Securities Lending Collateral** — 0.41%
Money Market Mutual Fund — 0.41%
Dreyfus Institutional Preference
Government Money Market
Fund - Institutional Shares
(seven-day effective yield
0.30%)	6,154,460	6,154,460
Total Securities Lending Collateral
(cost $6,154,460)		6,154,460
Total Value of
Securities—98.41%
(cost $1,167,430,509)		$1,482,762,903	■

†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2022, the aggregate value of Rule 144A securities was $54,322,487, which represents 3.61% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
*	Fully or partially on loan.
**	See Note 12 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $6,981,339 of securities loaned for which the counterparty pledged additional non-cash collateral valued at $998,250.

The following foreign currency exchange contracts were outstanding at March 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		In Exchange		Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		For		Date	Appreciation	Depreciation
BNYM	BRL	(75,475,912)	USD	15,779,705	4/1/22	$—	$(68,184)
BNYM	HKD	179,926,822	USD	(22,990,461)	4/1/22	—	(20,785)
BNYM	HKD	(148,338,601)	USD	18,954,222	4/1/22	17,136	—
BNYM	HKD	35,388,185	USD	(4,519,771)	4/4/22	—	(1,955)
BNYM	KRW	(1,385,068,776)	USD	1,143,019	4/1/22	681	—
BNYM	MXN	59,008,475	USD	(2,976,347)	4/1/22	—	(10,116)
BNYM	TRY	44,063,336	USD	(3,009,790)	4/1/22	—	(8,027)
BNYM	TWD	(129,425,121)	USD	4,530,835	4/1/22	13,481	—
BNYM	ZAR	41,711,830	USD	(2,872,275)	4/4/22	—	(19,172)
BNYM	ZAR	(44,443,094)	USD	3,060,350	4/4/22	20,427	—
Total Foreign Currency Exchange Contracts						$51,725	$(128,239)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

GDR – Global Depositary Receipt

PJSC – Private Joint Stock Company

Summary of currencies:

BRL – Brazilian Real

HKD – Hong Kong Dollar

KRW – South Korean Won

MXN – Mexican Peso

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – US Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Value Fund

March 31, 2022

	Number of	Value
	shares	(US $)
Common Stocks — 98.25%
Communication Services — 6.67%
Comcast Class A	872,081	$40,830,832
Liberty Global Class C †	1,520,303	39,391,051
Liberty Media Class C †	401,453	18,358,446
		98,580,329
Consumer Discretionary — 5.16%
AutoZone †	12,220	24,984,768
Lowe’s	126,000	25,475,940
Target	121,459	25,776,029
		76,236,737
Consumer Staples — 6.99%
Philip Morris International	504,570	47,399,306
Walmart	375,578	55,931,076
		103,330,382
Energy — 7.21%
EOG Resources	466,307	55,597,784
Marathon Petroleum	596,529	51,003,229
		106,601,013
Financials — 21.09%
AGNC Investment	2,705,924	35,447,604
Allstate	306,600	42,467,166
Ameriprise Financial	124,473	37,386,710
Capital One Financial	305,122	40,059,467
Comerica	324,800	29,371,664
KKR & Co.	550,400	32,181,888
Regions Financial	1,292,094	28,762,013
Synchrony Financial	812,285	28,275,641
Wells Fargo & Co.	778,404	37,721,458
		311,673,611
Healthcare — 17.70%
Anthem	105,955	52,047,215
CVS Health	441,381	44,672,171
HCA Healthcare	144,529	36,221,858
McKesson	155,026	47,458,109
Regeneron Pharmaceuticals †	61,147	42,706,288
Vertex Pharmaceuticals †	147,393	38,465,151
		261,570,792
Industrials — 10.52%
Norfolk Southern	145,463	41,488,957
Northrop Grumman	82,341	36,824,542
nVent Electric	893,979	31,092,589
Raytheon Technologies	464,900	46,057,643
		155,463,731
Information Technology — 9.19%
Broadcom	60,674	38,205,204
Fidelity National Information
Services	282,337	28,352,282
NXP Semiconductors	177,018	32,762,491
Seagate Technology Holdings	405,744	36,476,386
		135,796,363
Materials — 4.11%
Celanese	211,100	30,159,857
LyondellBasell Industries
Class A	297,000	30,537,540
		60,697,397
Real Estate — 4.83%
CBRE Group Class A †	439,200	40,195,584
Weyerhaeuser	821,700	31,142,430
		71,338,014
Utilities — 4.78%
Evergy	506,974	34,646,603
Exelon	756,300	36,022,569
		70,669,172
Total Common Stocks
(cost $1,077,993,920)		1,451,957,541

Short-Term Investments — 1.80%
Money Market Mutual Fund — 1.80%
State Street Institutional US
Government Money Market
Fund – Premier Class
(seven-day effective yield
0.17%)	26,642,872	26,642,872
Total Short-Term Investments
(cost $26,642,872)		26,642,872
Total Value of
Securities—100.05%
(cost $1,104,636,792)		$1,478,600,413

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

March 31, 2022

	Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund
Assets:
Investments, at value*,†	$4,673,489,080	$495,862,532	$493,613,057	$873,074,993
Short-term investments held as collateral for loaned securities, at
value=	—	23,412,858	13,198,150	—
Cash	—	171,120	8,163	4,916,637
Cash collateral due from brokers	—	1,347,811	—	—
Foreign currencies, at value∆	—	455,637	—	1,879,128
Dividends and interest receivable	1,575,204	4,134,605	1,161,818	717,484
Receivable for fund shares sold	1,135,734	343,879	71,358	192,730
Prepaid expenses	29,408	215,011	37,497	—
Securities lending income receivable	1,560	18,531	3,831	3,160
Receivable for securities sold	—	3,183,354	1,429,465	9,258,376
Foreign tax reclaims receivable	—	—	673,145	542,571
Unrealized appreciation on foreign currency exchange contracts	—	1,135,722	3,412	1,085
Other assets	138,723	1,032,732	38,088	59,752
Total Assets	4,676,369,709	531,313,792	510,237,984	890,645,916
Liabilities:
Options written, at valueΣ	—	67,391	—	—
Due to custodian	99,282	—	272,989	—
Payable for fund shares redeemed	8,083,608	7,615,912	1,153,665	2,045,704
Investment management fees payable to affiliates	2,392,226	268,177	296,166	620,524
Dividend disbursing and transfer agent fees and expenses payable
to affiliates	908,248	111,054	224,010	129,526
Registrar and transfer agent fees payable	822,600	106,000	131,592	184,894
Distribution fees payable to affiliates	743,467	35,945	61,083	104,441
Reports and statements to shareholders servicing expenses
payable to affiliates	251,216	—	40,287	75,252
Other accrued expenses	73,220	—	—	266,022
Audit and tax fees payable	28,238	35,928	24,832	24,431
Custody fees payable	26,500	2,500	16,398	12,399
Accounting and administration expenses payable to affiliates	14,322	4,776	6,009	9,325
Legal fees payable to affiliates	5,437	5,400	550	2,934
Distribution payable	780	—	—	—
Payable for securities purchased	—	1,143,931	—	16,852,841
Obligation to return securities lending collateral	—	23,412,858	13,198,150	—
Unrealized depreciation on foreign currency exchange contracts	—	68,900	192	97
Variation margin due to broker on futures contracts	—	173,599	—	—
Cash collateral due to brokers	—	1,260,000	—	—
Capital gains tax payable	—	—	—	268,569
Total Liabilities	13,449,144	34,312,371	15,425,923	20,596,959
Total Net Assets	$4,662,920,565	$497,001,421	$494,812,061	$870,048,957

Net Assets Consist of:
Paid-in capital	$2,475,793,144	$580,954,648	$366,533,022	$444,011,908
Total distributable earnings (loss)	2,187,127,421	(83,953,227)	128,279,039	426,037,049
Total Net Assets	$4,662,920,565	$497,001,421	$494,812,061	$870,048,957

Statements of assets and liabilities

	Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund
Net Asset Value

Class A:
Net assets	$3,424,139,435	$150,133,115	$263,835,452	$481,990,519
Shares of beneficial interest outstanding, unlimited authorization, no
par	189,186,136	15,680,887	20,737,721	8,875,628
Net asset value per share	$18.10	$9.57	$12.72	$54.30
Sales charge	5.75%	4.50%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$19.20	$10.02	$13.50	$57.61

Class C:
Net assets	$27,555,567	$3,499,392	$4,780,001	$3,529,668
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,931,288	365,571	376,637	81,784
Net asset value per share	$14.27	$9.57	$12.69	$43.16

Class E:
Net assets	$18,613,741	$—	$4,731,858	$—
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,034,736	—	371,724	—
Net asset value per share	$17.99	$—	$12.73	$—
Sales charge	2.50%	—	2.50%	—
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$18.45	$—	$13.06	$—

Class I:
Net assets	$1,070,911,355	$198,357,810	$205,264,207	$379,098,761
Shares of beneficial interest outstanding, unlimited authorization, no
par	50,407,853	20,722,978	16,111,729	6,792,023
Net asset value per share	$21.24	$9.57	$12.74	$55.82

Class R:
Net assets	$212,134	$259,787	$308,479	$834,663
Shares of beneficial interest outstanding, unlimited authorization, no
par	11,867	27,191	24,247	15,601
Net asset value per share	$17.88	$9.55	$12.72	$53.50

Class R6:
Net assets	$91,632,993	$143,869,692	$14,280,518	$2,633,667
Shares of beneficial interest outstanding, unlimited authorization, no
par	4,300,865	15,026,283	1,119,481	46,858
Net asset value per share	$21.31	$9.57	$12.76	$56.21

Class Y:
Net assets	$29,855,340	$881,625	$1,611,546	$1,961,679
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,464,772	92,048	126,667	35,908

Net asset value per share	$20.38	$9.58	$12.72	$54.63

		Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund

*	Investments, at cost	$2,785,809,201	$515,136,794	$511,237,496	$665,767,542
†	Including securities on loan	2,362,771	37,342,478	12,382,821	9,598,897
=	Short-term investments held as collateral for loaned securities, at cost	—	23,412,858	13,198,150	—
∆	Foreign currencies, at cost	—	455,680	—	1,866,575
Σ	Options written, premium received	—	(136,843)	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Ivy Government Money Market Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Assets:
Investments, at value*,†	$145,196,027	$3,238,922,892	$1,839,294,462	$186,054,862
Investments of affiliated issuers, at value**	—	66,846,411	—	—
Short-term investments held as collateral for loaned securities, at
value=	—	46,678,885	6,239,442	6,839,100
Cash	9,371	26,620,881	17,425	—
Cash collateral due from brokers	—	600,000	—	—
Foreign currencies, at value∆	—	1,651,343	11,163,932	26,075
Receivable for fund shares sold	1,193,027	4,314,710	798,490	55,980
Prepaid expenses	370,851	—	399,133	—
Dividends and interest receivable	20,131	55,234,986	6,680,425	490,556
Receivable for securities sold	—	167,059,872	13,035,371	562,855
Foreign tax reclaims receivable	—	—	7,298,665	1,031,661
Unrealized appreciation on foreign currency exchange contracts	—	—	38,131	1,813
Securities lending income receivable	—	246,013	16,727	—
Other assets	27,503	517,957	48,268	36,517
Total Assets	146,816,910	3,608,693,950	1,885,030,471	195,099,419
Liabilities:
Due to custodian	—	—	—	251,339
Payable for fund shares redeemed	411,339	4,856,041	5,729,556	375,153
Investment management fees payable to affiliates	74,662	1,605,986	444,187	125,372
Audit and tax fees payable	25,353	43,910	28,314	28,538
Dividend disbursing and transfer agent fees and expenses payable
to affiliates	17,224	1,026,296	246,350	64,757
Registrar and transfer agent fees payable	13,263	447,000	—	—
Distribution fees payable to affiliates	4,847	573,127	140,919	11,911
Accounting and administration expenses payable to affiliates	1,971	9,041	9,041	2,801
Custody fees payable	1,200	15,598	126,100	14,921
Distribution payable	700	2,516,574	—	—
Legal fees payable to affiliates	600	94,401	500	153
Reports and statements to shareholders servicing expenses
payable to affiliates	4	388,809	—	18,146
Payable for securities purchased	—	79,795,828	20,324,981	—
Obligation to return securities lending collateral	—	46,678,885	6,239,442	6,839,100
Other accrued expenses	—	71,816	—	20,718
Unrealized depreciation on foreign currency exchange contracts	—	629,206	25,769	98
Registration fees payable to affiliates	—	—	195,900	3,747
Unrealized depreciation on unfunded loan commitments	—	32,137	—	—
Total Liabilities	551,163	138,784,655	33,511,059	7,756,754
Total Net Assets	$146,265,747	$3,469,909,295	$1,851,519,412	$187,342,665

Net Assets Consist of:
Paid-in capital	$146,270,200	$5,128,020,174	$1,715,254,971	$185,997,539
Total distributable earnings (loss)	(4,453)	(1,658,110,879)	136,264,441	1,345,126
Total Net Assets	$146,265,747	$3,469,909,295	$1,851,519,412	$187,342,665

	Delaware Ivy Government Money Market Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Net Asset Value

Class A:
Net assets	$133,460,729	$1,576,812,960	$329,080,938	$53,117,874
Shares of beneficial interest outstanding, unlimited authorization, no
par	133,469,517	234,438,147	17,239,179	3,206,413
Net asset value per share	$1.00	$6.73	$19.09	$16.57
Sales charge	—	4.50%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$1.00	$7.05	$20.25	$17.58

Class C:
Net assets	$2,858,521	$221,600,634	$45,987,344	$650,158
Shares of beneficial interest outstanding, unlimited authorization, no
par	2,855,802	32,946,838	2,766,879	42,512
Net asset value per share	$1.00	$6.73	$16.62	$15.29

Class E:
Net assets	$9,696,508	$8,255,514	$7,486,915	$—
Shares of beneficial interest outstanding, unlimited authorization, no
par	9,696,818	1,227,435	388,880	—
Net asset value per share	$1.00	$6.73	$19.25	$—
Sales charge	—	2.50%	2.50%	—
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$—	$6.90	$19.74	$—

Class I:
Net assets	$—	$1,454,150,238	$1,024,716,493	$66,566,189
Shares of beneficial interest outstanding, unlimited authorization, no
par	—	216,213,446	53,247,396	3,907,747
Net asset value per share	$—	$6.73	$19.24	$17.03

Class R:
Net assets	$—	$44,613,011	$47,806,510	$6,079
Shares of beneficial interest outstanding, unlimited authorization, no
par	—	6,633,098	2,506,585	368
Net asset value per share	$—	$6.73	$19.07	$16.52

Class R6:
Net assets	$249,989	$64,629,915	$347,007,876	$66,049,853
Shares of beneficial interest outstanding, unlimited authorization, no
par	250,000	9,609,135	17,980,021	3,866,531
Net asset value per share	$1.00	$6.73	$19.30	$17.08
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$1.00	$—	$—	$—

Statements of assets and liabilities

		Delaware Ivy Government Money Market Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Class Y:
Net assets		$—	$99,847,023	$49,433,336	$952,512
Shares of beneficial interest outstanding, unlimited authorization, no
par		—	14,845,595	2,568,902	56,517
Net asset value per share		$—	$6.73	$19.24	$16.85

*	Investments, at cost	$145,196,027	$3,345,069,146	$1,627,648,081	$193,858,998
**	Investments of affiliated issuers, at cost	—	278,531,963	—	—
†	Including securities on loan	—	55,141,365	81,016,975	6,371,739
=	Short-term investments held as collateral for loaned securities, at cost	—	46,678,885	6,239,442	6,839,100
∆	Foreign currencies, at cost	—	1,641,258	10,781,565	26,075

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Assets:
Investments, at value*,†	$5,777,054,304	$951,738,823	$848,988	$7,257,347,844
Investments of affiliated issuers, at value**	—	—	132,722,780	—
Short-term investments held as collateral for loaned securities, at
value=	9,030,000	2,378,698	—	151,991,897
Cash	18,186	114,352	26,540	—
Cash collateral due from brokers	—	235,620	—	15,760,000
Receivable for fund shares sold	6,433,810	1,037,310	227,300	10,248,886
Dividends and interest receivable	2,728,895	4,838,963	—	1,045,911
Prepaid expenses	331,864	—	37,018	1,065,395
Foreign tax reclaims receivable	116,996	—	—	—
Securities lending income receivable	16,374	5,124	—	68,941
Receivable for securities sold	—	109,572,091	83,681	42,242,382
Variation margin due from broker on futures contracts	—	28,686	—	—
Receivable due from Advisor	—	—	26,004	—
Other assets	113,482	51,431	33,443	16,389,765
Total Assets	5,795,843,911	1,070,001,098	134,005,754	7,496,161,021
Liabilities:
Options written, at valueΣ	—	—	—	3,180,600
Due to custodian	—	—	—	16,258,840
Obligation to return securities lending collateral	9,030,000	2,378,698	—	151,991,897
Payable for fund shares redeemed	8,884,910	8,556,671	504,938	23,849,577
Investment management fees payable to affiliates	2,851,657	394,242	—	4,482,451
Distribution fees payable to affiliates	653,548	89,976	23,284	643,311
Registrar and transfer agent fees payable	457,800	68,000	11,539	395,000
Dividend disbursing and transfer agent fees and expenses payable
to affiliates	36,554	186,136	55,891	—
Custody fees payable	32,400	6,000	671	43,620
Audit and tax fees payable	26,325	34,184	13,500	29,520
Legal fees payable to affiliates	10,500	2,035	1,080	250
Accounting and administration expenses payable to affiliates	9,077	11,122	1,881	9,041
Payable for securities purchased	—	111,388,923	—	77,841,035
Distribution payable	—	98,407	—	—
Other accrued expenses	—	25,349	—	—
Reports and statements to shareholders servicing expenses
payable to affiliates	—	114,689	—	—
Total Liabilities	21,992,771	123,354,432	612,784	278,725,142
Total Net Assets	$5,773,851,140	$946,646,666	$133,392,970	$7,217,435,879

Net Assets Consist of:
Paid-in capital	$2,187,941,201	$982,153,071	$103,887,546	$4,351,334,295
Total distributable earnings (loss)	3,585,909,939	(35,506,405)	29,505,424	2,866,101,584
Total Net Assets	$5,773,851,140	$946,646,666	$133,392,970	$7,217,435,879

Statements of assets and liabilities

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Net Asset Value

Class A:
Net assets	$2,834,191,411	$348,268,568	$51,379,079	$2,158,678,475
Shares of beneficial interest outstanding, unlimited authorization, no
par	91,090,949	32,818,306	4,544,476	66,808,742
Net asset value per share	$31.11	$10.61	$11.31	$32.31
Sales charge	5.75%	2.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$33.01	$10.91	$12.00	$34.28

Class C:
Net assets	$63,666,325	$14,207,646	$876,013	$121,667,586
Shares of beneficial interest outstanding, unlimited authorization, no
par	2,794,807	1,338,884	79,687	4,918,430
Net asset value per share	$22.78	$10.61	$10.99	$24.74

Class E:
Net assets	$34,155,301	$6,399,936	$—	$19,223,877
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,102,998	603,083	—	618,151
Net asset value per share	$30.97	$10.61	$—	$31.10
Sales charge	2.50%	2.50%	—	2.50%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$31.76	$10.88	$—	$31.90

Class I:
Net assets	$2,626,992,372	$434,582,836	$80,846,969	$3,577,938,998
Shares of beneficial interest outstanding, unlimited authorization, no
par	78,150,162	40,952,074	7,093,595	98,503,786
Net asset value per share	$33.61	$10.61	$11.40	$36.32

Class R:
Net assets	$12,296,789	$478,492	$75,103	$74,907,617
Shares of beneficial interest outstanding, unlimited authorization, no
par	422,787	45,089	6,678	2,431,292
Net asset value per share	$29.09	$10.61	$11.25	$30.81

Class R6:
Net assets	$166,622,858	$140,579,788	$81,377	$980,539,350
Shares of beneficial interest outstanding, unlimited authorization, no
par	4,916,523	13,247,145	7,132	26,695,985
Net asset value per share	$33.89	$10.61	$11.41	$36.73

		Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Class Y:
Net assets		$35,926,084	$2,129,400	$134,429	$284,479,976
Shares of beneficial interest outstanding, unlimited authorization, no
par		1,112,587	200,658	11,876	8,262,618
Net asset value per share		$32.29	$10.61	$11.32	$34.43

*	Investments, at cost	$2,494,973,174	$971,686,756	$848,988	$4,638,968,841
**	Investments of affiliated issuers, at cost	—	—	109,623,109	—
†	Including securities on loan	125,010,979	2,298,694	—	254,496,642
=	Short-term investments held as collateral for loaned securities, at cost	9,030,000	2,378,698	—	151,991,897
Σ	Options written, premium received	—	—	—	(5,081,979)

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund	Delaware Ivy Securian Core Bond Fund
Assets:
Investments of unaffiliated issuers, at value*,†	$1,727,844,360	$619,233,145	$857,850,178	$837,338,404
Investments of affiliated issuers, at value**	28,122,001	—	—	—
Short-term investments held as collateral for loaned securities, at
value=	53,849,976	—	—	7,855,048
Cash collateral due from brokers	—	—	—	1,847,985
Receivable for fund shares sold	2,791,017	650,913	333,303	1,711,120
Dividends and interest receivable	1,634,359	6,586,430	9,523,606	4,627,307
Prepaid expenses	348,756	1,361	118,458	227,468
Securities lending income receivable	4,102	—	—	6,282
Receivable for securities sold	—	20,474,595	791,867	—
Variation margin due from broker on futures contracts	—	—	—	232,262
Receivable due from Advisor	—	—	—	156,555
Other assets	88,610	57,327	35,072	53,664
Total Assets	1,814,683,181	647,003,771	868,652,484	854,056,095
Liabilities:
Due to custodian	64,705	353,349	436,258	1,747,736
Obligation to return securities lending collateral	53,849,976	—	—	7,855,048
Payable for fund shares redeemed	2,295,106	2,194,885	2,989,153	7,304,466
Investment management fees payable to affiliates	766,639	538,747	733,719	—
Distribution fees payable to affiliates	69,047	164,039	263,687	46,884
Audit and tax fees payable	27,270	36,302	36,436	7,115
Accounting and administration expenses payable to affiliates	26,000	7,872	10,355	10,267
Registrar and transfer agent fees payable	12,799	27,280	165,781	57,500
Custody fees payable	12,500	3,171	17,088	7,400
Legal fees payable to affiliates	5,100	1,536	10,971	1,650
Payable for securities purchased	—	22,970,281	3,958,781	428,756
Distribution payable	—	208,384	306,416	194,256
Other accrued expenses	—	—	—	36,800
Dividend disbursing and transfer agent fees and expenses payable
to affiliates	—	86,362	200,421	134,651
Reports and statements to shareholders servicing expenses
payable to affiliates	—	49,891	—	—
Total Liabilities	57,129,142	26,642,099	9,129,066	17,832,529
Total Net Assets	$1,757,554,039	$620,361,672	$859,523,418	$836,223,566

Net Assets Consist of:
Paid-in capital	$1,343,418,723	$616,005,660	$949,251,840	$879,084,634
Total distributable earnings (loss)	414,135,316	4,356,012	(89,728,422)	(42,861,068)
Total Net Assets	$1,757,554,039	$620,361,672	$859,523,418	$836,223,566

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund	Delaware Ivy Securian Core Bond Fund
Net Asset Value

Class A:
Net assets	$188,630,992	$375,509,791	$556,919,767	$177,935,727
Shares of beneficial interest outstanding, unlimited authorization, no
par	10,029,188	34,298,665	115,820,067	17,522,709
Net asset value per share	$18.81	$10.95	$4.81	$10.15
Sales charge	5.75%	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$19.96	$11.47	$5.04	$10.63

Class C:
Net assets	$27,245,186	$4,841,516	$18,899,125	$6,362,461
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,456,117	442,243	3,930,446	626,558
Net asset value per share	$18.71	$10.95	$4.81	$10.15

Class E:
Net assets	$—	$—	$—	$4,180,744
Shares of beneficial interest outstanding, unlimited authorization, no
par	—	—	—	411,710
Net asset value per share	$—	$—	$—	$10.15
Sales charge	—	—	—	2.50%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$—	$—	$—	$10.41

Class I:
Net assets	$1,399,865,221	$238,886,293	$278,654,638	$492,999,996
Shares of beneficial interest outstanding, unlimited authorization, no
par	74,300,423	21,819,719	57,949,389	48,549,224
Net asset value per share	$18.84	$10.95	$4.81	$10.15

Class R:
Net assets	$1,205,445	$—	$—	$863,305
Shares of beneficial interest outstanding, unlimited authorization, no
par	64,224	—	—	85,016
Net asset value per share	$18.77	$—	$—	$10.15

Class R6:
Net assets	$112,719,354	$1,124,072	$1,094,970	$147,695,678
Shares of beneficial interest outstanding, unlimited authorization, no
par	5,981,955	102,669	227,709	14,544,706
Net asset value per share	$18.84	$10.95	$4.81	$10.15

Statements of assets and liabilities

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund	Delaware Ivy Securian Core Bond Fund
Class Y:
Net assets	$27,887,841	$—	$3,954,918	$6,185,655
Shares of beneficial interest outstanding, unlimited authorization, no
par	1,482,543	—	822,496	609,144
Net asset value per share	$18.81	$—	$4.81	$10.15

* Investments of unaffiliated issuers, at cost	$1,335,257,814	$619,293,090	$920,221,118	$869,414,814
** Investments of affiliated issuers, at cost	31,208,647	—	—	—
† Including securities on loan	56,562,818	—	—	69,628,293
= Short-term investments held as collateral for loaned securities, at cost	53,849,976	—	—	7,855,048

See accompanying notes, which are an integral part of the financial statements.

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fundφ	Delaware Ivy Value Fund
Assets:
Investments of unaffiliated issuers, at value*,†	$2,318,006,923	$588,170,010	$1,476,608,443	$1,478,600,414
Investments of affiliated issuers, at value**	34,267,604	—	—	—
Short-term investments held as collateral for loaned securities, at
value=	41,667,712	8,852,810	6,154,460	—
Cash	16,971	—	—	—
Foreign currencies, at value∆	—	—	19,653,507	—
Receivable for securities sold	2,432,381	12,279,561	81,586,296	—
Receivable for fund shares sold	2,200,284	327,762	1,861,219	2,199,678
Securities lending income receivable	446,743	3,498	8,165	1,035
Prepaid expenses	265,864	—	190,983	—
Dividends and interest receivable	155,865	444,003	3,810,180	2,034,612
Foreign tax reclaims receivable	—	—	—	71,780
Unrealized appreciation on foreign currency exchange contracts	—	—	51,725	—
Other assets	75,038	73,552	47,898	94,540
Total Assets	2,399,535,385	610,151,196	1,589,972,876	1,483,002,059
Liabilities:
Due to custodian	—	676,643	1,958,572	58,996
Obligation to return securities lending collateral	41,667,712	8,852,810	6,154,460	—
Payable for fund shares redeemed	5,122,348	1,314,653	4,667,851	3,723,215
Investment management fees payable to affiliates	1,628,577	324,723	2,093,719	851,412
Dividend disbursing and transfer agent fees and expenses payable
to affiliates	498,145	32,708	210,603	39,800
Distribution fees payable to affiliates	290,829	58,188	202,088	90,832
Registration fees payable to affiliates	273,001	—	—	—
Audit and tax fees payable	27,531	27,297	32,814	30,194
Custody fees payable	25,000	10,000	100,000	8,621
Accounting and administration expenses payable to affiliates	24,700	6,945	10,411	9,319
Legal fees payable to non-affiliates	11,500	—	—	—
Payable for securities purchased	—	—	56,911,125	—
Other accrued expenses	—	—	—	30,625
Unrealized depreciation on foreign currency exchange contracts	—	—	128,239	—
Legal fees payable to affiliates	—	350	4,000	3,422
Reports and statements to shareholders servicing expenses
payable to affiliates	—	—	—	227,463
Capital gains tax payable	—	—	10,694,552	—
Registrar and transfer agent fees payable	—	31,000	23,000	124,399
Total Liabilities	49,569,343	11,335,317	83,191,434	5,198,298
Total Net Assets	$2,349,966,042	$598,815,879	$1,506,781,442	$1,477,803,761

Net Assets Consist of:
Paid-in capital	$1,718,119,152	$466,630,285	$1,146,847,283	$1,008,810,084
Total distributable earnings (loss)	631,846,890	132,185,594	359,934,159	468,993,677
Total Net Assets	$2,349,966,042	$598,815,879	$1,506,781,442	$1,477,803,761

Statements of assets and liabilities

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fundφ	Delaware Ivy Value Fund
Net Asset Value

Class A:
Net assets	$1,030,904,966	$151,379,730	$263,968,191	$405,825,837
Shares of beneficial interest outstanding, unlimited authorization, no
par	71,226,319	8,214,450	11,711,325	14,692,552
Net asset value per share	$14.47	$18.43	$22.54	$27.62
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$15.35	$19.55	$23.92	$29.31

Class C:
Net assets	$36,063,586	$17,504,759	$39,227,039	$6,611,487
Shares of beneficial interest outstanding, unlimited authorization, no
par	4,165,723	1,179,717	2,057,146	252,453
Net asset value per share	$8.66	$14.84	$19.07	$26.19

Class E:
Net assets	$13,283,324	$—	$—	$—
Shares of beneficial interest outstanding, unlimited authorization, no
par	935,364	—	—	—
Net asset value per share	$14.20	$—	$—	$—
Sales charge	2.50%	—	—	—
Offering price per share, equal to net asset value per share / (1 -
sales charge)	$14.56	$—	$—	$—

Class I:
Net assets	$904,111,641	$316,727,241	$912,325,800	$938,672,224
Shares of beneficial interest outstanding, unlimited authorization, no
par	38,505,851	15,374,391	39,106,884	33,792,670
Net asset value per share	$23.48	$20.60	$23.33	$27.78

Class R:
Net assets	$56,049,965	$22,949,854	$7,540,432	$14,116
Shares of beneficial interest outstanding, unlimited authorization, no
par	4,074,929	1,259,266	338,799	513
Net asset value per share	$13.75	$18.22	$22.26	$27.54∞

Class R6:
Net assets	$209,854,868	$82,144,256	$254,339,841	$126,571,907
Shares of beneficial interest outstanding, unlimited authorization, no
par	8,852,822	3,950,104	10,842,116	4,539,039
Net asset value per share	$23.70	$20.80	$23.46	$27.89

		Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fundφ	Delaware Ivy Value Fund
Class Y:
Net assets		$99,697,692	$8,110,039	$29,380,139	$108,190
Shares of beneficial interest outstanding, unlimited authorization, no
par		4,724,791	411,430	1,276,723	3,924
Net asset value per share		$21.10	$19.71	$23.01	$27.57

*	Investments of unaffiliated issuers, at cost	$1,749,176,888	$552,066,438	$1,161,276,049	$1,104,636,792
**	Investments of affiliated issuers, at cost	37,270,812	—	—	—
†	Including securities on loan	84,199,485	21,097,972	6,981,339	—
=	Short-term investments held as collateral for loaned securities, at cost	41,667,712	8,852,810	6,154,460	—
∆	Foreign currencies, at cost	—	—	19,656,414	—

∞	Net asset value per share does not recalculate exactly, due to rounding.
φ	Consolidated statements of assets and liabilities

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended March 31, 2022

	Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund
Investment Income:
Dividends	$57,731,837	$18,700	$16,703,267	$15,676,383
Securities lending income	1,872	178,900	95,017	28,525
Interest	—	17,623,829	—	—
Foreign tax withheld	(360,415)	(9,986)	(1,360,222)	(1,140,606)
	57,373,294	17,811,443	15,438,062	14,564,302

Expenses:
Investment advisory fees	30,254,903	3,262,332	4,054,511	8,859,426
Distribution expenses — Class A	9,029,319	424,420	745,362	1,350,823
Distribution expenses — Class B	13,384	1,233	4,001	867
Distribution expenses — Class C	323,355	39,582	62,098	47,283
Distribution expenses — Class E	47,955	—	12,798	—
Distribution expenses — Class R	1,340	1,401	1,637	4,658
Distribution expenses — Class Y	70,900	2,077	4,826	6,249
Dividend disbursing and transfer agent fees and expenses	3,215,742	461,482	707,817	809,044
Reports and statements to shareholders servicing expenses	1,800,884	381,458	381,792	723,633
Trustees’ fees and expenses	294,912	34,324	44,445	64,489
Accounting and administration expenses	277,571	136,088	157,347	156,380
Registration fees	209,558	122,519	139,846	130,964
Custodian fees	52,816	8,165	44,449	32,425
Legal fees	34,339	8,922	11,088	13,899
Audit and tax fees	27,171	35,928	24,651	24,228
Other	182,975	23,528	102,854	66,202
	45,837,124	4,943,459	6,499,522	12,290,570
Less expenses waived	—	(1,468)	(7,882)	(1,110)
Less waived distribution
expenses —Class A	—	(395,109)	(90,619)	—
Less waived distribution
expenses —Class C	—	(9,852)	—	—
Less waived distribution
expenses —Class E	(34,079)	—	(12,798)	—
Less waived distribution
expenses —Class Y	(12,993)	(2)	—	—
Less waived shareholder servicing expenses	(42,540)	(291,181)	(65,038)	(71,092)
Total operating expenses	45,747,512	4,245,847	6,323,185	12,218,368

Net Investment Income	11,625,782	13,565,596	9,114,877	2,345,934

	Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$620,775,458	$945,817	$167,153,713	$239,560,023
Foreign currencies	—	(30,566)	(263,189)	(328,807)
Foreign currency exchange contracts	—	755,120	(112,230)	(32,089)
Futures contracts	—	(1,394,364)	—	—
Options written	—	84,026	—	—
Net realized gain	620,775,458	360,033	166,778,294	239,199,127

Net change in unrealized appreciation (depreciation) of:
Investments	12,211,951	(38,194,027)	(167,222,116)	(200,154,258)
Foreign currencies	—	(29,879)	(76,408)	(23,100)
Foreign currency exchange contracts	—	1,066,822	3,220	988
Futures contracts	—	217,004	—	—
Options purchased	—	(220,633)	—	—
Options written	—	69,452	—	—
Net change in unrealized appreciation (depreciation)	12,211,951	(37,091,261)	(167,295,304)	(200,176,370)
Net Realized and Unrealized Gain (Loss)	632,987,409	(36,731,228)	(517,010)	39,022,757

Net Increase (Decrease) in Net Assets Resulting from
Operations	$644,613,191	$(23,165,632)	$8,597,867	$41,368,691

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

	Delaware Ivy Government Money Market Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Investment Income:
Interest	$134,899	$248,272,666	$—	$—
Dividends	—	43,234,318	56,601,092	7,080,691
Interest - affiliated	—	2,296,297	—	—
Securities lending income	—	1,247,640	356,924	46,453
Foreign tax withheld	—	—	(6,916,024)	(825,261)
	134,899	295,050,921	50,041,992	6,301,883
Expenses:
Investment advisory fees	535,442	21,322,063	19,572,526	1,907,503
Distribution expenses — Class A	—	4,359,432	944,580	158,513
Distribution expenses — Class B	—	27,896	2,762	656
Distribution expenses — Class C	29,703	2,802,683	592,730	7,342
Distribution expenses — Class E	—	22,305	20,023	—
Distribution expenses — Class R	—	238,805	273,747	220
Distribution expenses — Class Y	—	289,623	203,398	2,718
Dividend disbursing and transfer agent fees and expenses	220,820	2,586,845	1,172,049	202,396
Registration fees	118,619	227,491	157,284	116,303
Accounting and administration expenses	68,948	303,021	222,256	88,637
Audit and tax fees	25,353	43,560	28,314	28,314
Legal fees	10,174	436,796	2,703	4,826
Trustees’ fees and expenses	8,535	223,097	104,028	15,281
Custodian fees	3,070	89,319	249,290	29,678
Reports and statements to shareholders servicing expenses	23	2,868,218	2,286,576	156,808
Other	16,856	691,654	42,012	18,161
	1,037,543	36,532,808	25,874,278	2,737,356
Less expenses waived	(924,942)	(865)	(2,015,217)	—
Less waived distribution expenses —Class A	—	—	(177,577)	—
Less waived distribution expenses —Class C	—	(124,167)	(34,851)	—
Less waived distribution expenses —Class E	—	(21,999)	(20,023)	—
Less waived shareholder servicing expenses	—	(35,654)	(2,066,845)	—
Total operating expenses	112,601	36,350,123	21,559,765	2,737,356

Net Investment Income	22,298	258,700,798	28,482,227	3,564,527

	Delaware Ivy Government Money Market Fund	Delaware Ivy High Income Fund	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$2,815	$(120,039,253)	$316,795,811	$25,768,783
Affiliated investments	—	105,618	—	—
Foreign currencies	—	351,786	(1,682,917)	(202,836)
Foreign currency exchange contracts	—	(415,343)	(849,538)	(105,937)
Futures contracts	—	(523,125)	—	—
Net realized gain (loss)	2,815	(120,520,317)	314,263,356	25,460,010

Net change in unrealized appreciation (depreciation) of:
Investments	—	(62,934,440)	(324,002,466)	(45,503,496)
Affiliated investments	—	(15,520,321)	—	—
Foreign currencies	—	(396,037)	29,435	(46,585)
Foreign currency exchange contracts	—	(882,608)	12,362	1,715
Net change in unrealized appreciation (depreciation)	—	(79,733,406)	(323,960,669)	(45,548,366)

Net Realized and Unrealized Gain (Loss)	2,815	(200,253,723)	(9,697,313)	(20,088,356)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,113	$58,447,075	$18,784,914	$(16,523,829)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Investment Income:
Dividends	$35,271,394	$83	$1,104	$28,587,173
Securities lending income	35,195	40,709	—	123,344
Dividend from Affiliated Fund	—	—	4,098,879	—
Interest	—	20,813,240	—	—
Foreign tax withheld	(77,627)	—	—	—
	35,228,962	20,854,032	4,099,983	28,710,517

Expenses:
Investment advisory fees	36,642,040	5,195,060	84,195	61,465,138
Distribution expenses — Class A	7,552,014	990,384	155,656	6,271,902
Distribution expenses — Class B	14,099	1,670	188	18,827
Distribution expenses — Class C	717,754	189,847	12,796	1,595,593
Distribution expenses — Class E	86,915	18,249	—	52,827
Distribution expenses — Class R	68,877	2,327	542	442,984
Distribution expenses — Class Y	85,765	6,534	398	903,805
Shareholder service fee	4,259,103	—	—	—
Dividend disbursing and transfer agent fees and expenses	2,623,220	612,216	267,347	2,684,065
Accounting and administration expenses	286,333	248,481	7,287	319,894
Trustees’ fees and expenses	276,996	39,552	8,044	334,963
Registration fees	218,035	160,076	26,552	315,672
Custodian fees	63,678	15,709	1,497	139,831
Audit and tax fees	26,325	34,020	13,533	29,520
Legal fees	21,557	8,065	4,685	24,019
Reports and statements to shareholders servicing expenses	—	833,157	—	6,662,599
Other	102,449	43,202	11,693	174,466
	53,045,160	8,398,549	594,413	81,436,105
Less expenses waived	(4,550)	—	(59,549)	(481,860)
Less waived distribution expenses —Class A	—	—	(66,456)	—
Less waived distribution expenses —Class C	—	—	(2,656)	—
Less waived distribution expenses —Class E	(1,017)	(9,079)	—	(25,874)
Less waived distribution expenses —Class Y	—	—	(7)	—
Less waived shareholder servicing expenses	(3,657,683)	(1,036)	—	(6,112,618)
Total operating expenses	49,381,910	8,388,434	465,745	74,815,753

Net Investment Income (Loss)	(14,152,948)	12,465,598	3,634,238	(46,105,236)

	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$667,588,189	$(3,379,916)	$—	$810,069,959
Affiliated investments	—	—	16,049,457	—
Futures contracts	—	36,037	—	—
Options purchased	—	—	—	(33,047,964)
Options written	—	—	—	(20,384,866)
Net realized gain (loss)	667,588,189	(3,343,879)	16,049,457	756,637,129

Net change in unrealized
appreciation (depreciation) of:
Investments	280,860,520	(37,661,022)	—	(838,859,749)
Affiliated investments	—	—	(29,528,244)	—
Futures contracts	—	(561,310)	—	—
Options written	—	—	—	1,901,379
Net change in unrealized appreciation (depreciation)	280,860,520	(38,222,332)	(29,528,244)	(836,958,370)

Net Realized and Unrealized Gain (Loss)	948,448,709	(41,566,211)	(13,478,787)	(80,321,241)

Net Increase (Decrease) in Net Assets Resulting from Operations	$934,295,761	$(29,100,613)	$(9,844,549)	$(126,426,477)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund	Delaware Ivy Securian Core Bond Fund
Investment Income:
Dividends	$37,072,820	$139,920	$—	$325,109
Dividend from Affiliated Fund	2,013,028	—	—	—
Securities lending income	7,328	—	—	21,560
Interest	—	23,892,662	48,449,025	26,911,426
Foreign tax withheld	(64,448)	—	—	—
	39,028,728	24,032,582	48,449,025	27,258,095
Expenses:
Investment advisory fees	15,149,467	3,754,054	4,946,720	5,505,131
Distribution expenses — Class A	499,090	1,065,929	1,555,323	515,584
Distribution expenses — Class B	—	514	1,229	1,725
Distribution expenses — Class C	277,534	63,740	242,008	85,436
Distribution expenses — Class E	—	—	—	11,686
Distribution expenses — Class R	5,877	—	—	4,629
Distribution expenses — Class Y	89,743	—	10,885	17,205
Reports and statements to shareholders servicing expenses	2,196,905	437,326	474,440	1,053,739
Dividend disbursing and transfer agent fees and expenses	384,406	267,773	371,665	439,924
Accounting and administration expenses	321,256	146,664	241,136	228,661
Registration fees	257,128	68,849	137,417	150,922
Trustees’ fees and expenses	77,239	46,218	68,761	45,173
Legal fees	32,372	6,886	26,115	10,066
Custodian fees	31,048	8,837	34,001	19,184
Audit and tax fees	27,270	36,144	36,144	41,589
Other	423,018	26,568	177,249	41,624
	19,772,353	5,929,502	8,323,093	8,172,278
Less expenses waived	(1,437,378)	—	—	(1,237,115)
Less waived distribution expenses —Class A	—	(170,116)	—	—
Less waived distribution expenses —Class C	—	—	(31,096)	—
Less waived distribution expenses —Class E	—	—	—	(9,128)
Less waived shareholder servicing expenses	(2,153,086)	(65,087)	(435,285)	(1,041,102)
Total operating expenses	16,181,889	5,694,299	7,856,712	5,884,933

Net Investment Income	22,846,839	18,338,283	40,592,313	21,373,162

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund	Delaware Ivy Securian Core Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$61,988,899	$2,866,444	$17,736,682	$4,370,303
Futures contracts	—	—	—	(3,048,101)
Net realized gain	61,988,899	2,866,444	17,736,682	1,322,202

Net change in unrealized appreciation (depreciation) of:
Investments	13,913,561	(54,454,142)	(69,282,700)	(49,590,935)
Affiliated investments	(3,086,646)	—	—	—
Futures contracts	—	—	—	(496,741)
Net change in unrealized appreciation (depreciation)	10,826,915	(54,454,142)	(69,282,700)	(50,087,676)

Net Realized and Unrealized Gain (Loss)	72,815,814	(51,587,698)	(51,546,018)	(48,765,474)

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,662,653	$(33,249,415)	$(10,953,705)	$(27,392,312)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity FundΦ	Delaware Ivy Value Fund
Investment Income:
Dividends	$11,283,353	$8,178,972	$45,422,692	$31,585,021
Securities lending income	908,248	26,764	168,504	138,138
Foreign tax withheld	—	—	(4,176,461)	(354,578)
	12,191,601	8,205,736	41,414,735	31,368,581

Expenses:
Investment advisory fees	23,692,810	6,137,917	18,925,079	9,935,690
Distribution expenses — Class A	3,087,607	423,371	869,636	983,292
Distribution expenses — Class B	7,975	2,356	2,008	3,391
Distribution expenses — Class C	489,137	200,263	517,663	70,074
Distribution expenses — Class E	36,190	—	—	—
Distribution expenses — Class R	327,349	123,154	48,650	258
Distribution expenses — Class Y	316,044	21,840	95,795	272
Reports and statements to shareholders servicing expenses	2,076,234	709,678	2,190,241	—
Dividend disbursing and transfer agent fees and expenses	1,921,662	408,542	903,518	700,892
Accounting and administration expenses	309,701	185,035	276,506	217,837
Registration fees	198,719	—	198,970	97,378
Trustees’ fees and expenses	143,340	32,157	94,449	58,051
Custodian fees	39,400	20,656	445,232	15,569
Audit and tax fees	22,833	27,297	32,814	30,069
Legal fees	21,382	10,464	16,181	4,898
Blue sky expense	—	157,475	—	—
Shareholder service fee	—	—	—	1,382,231
Other	90,623	34,461	66,231	18,612
	32,781,006	8,494,666	24,682,973	13,518,514
Less expenses waived	(5,384)	(234,228)	(284,293)	—
Less waived distribution expenses —Class A	—	—	(29,166)	(855)
Less waived distribution expenses —Class C	(34,855)	—	(2,348)	—
Less waived distribution expenses —Class E	(35,470)	—	—	—
Less waived shareholder servicing expenses	(1,467,276)	(634,997)	(1,267,937)	(3,603)
Total operating expenses	31,238,021	7,625,441	23,099,229	13,514,056

Net Investment Income (Loss)	(19,046,420)	580,295	18,315,506	17,854,525

	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fundφ	Delaware Ivy Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$335,979,054	$163,532,328	$206,793,115	$251,009,063
Affiliated investments	(10,038,688)	—	—	—
Foreign currencies	—	—	(761,962)	—
Foreign currency exchange contracts	—	—	(288,864)	—
Options written	—	—	—	774,159
Swap contracts	(13,035,150)	—	—	—
Net realized gain	312,905,216	163,532,328	205,742,289	251,783,222

Net change in unrealized appreciation (depreciation) of:
Investments	(509,920,827)	(167,794,397)	(612,805,112)[1]	(35,442,517)
Affiliated investments	(15,308,097)	—	—	—
Foreign currencies	—	—	2,882,142	—
Foreign currency exchange contracts	—	—	(76,514)	—
Options written	—	—	—	(775,042)
Swap contracts	13,112,742	—	—	—
Net change in unrealized appreciation (depreciation)	(512,116,182)	(167,794,397)	(609,999,484)	(36,217,559)
Net Realized and Unrealized Gain (Loss)	(199,210,966)	(4,262,069)	(404,257,195)	215,565,663

Net Increase (Decrease) in Net Assets Resulting from Operations	$(218,257,386)	$(3,681,774)	$(385,941,689)	$233,420,188

[1]	Includes $10,694,552 increase in capital gains tax accrued for Delaware Ivy Systematic Emerging Markets Equity Fund.
φ	Consolidated statements of operations

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy		Delaware Ivy
	Core Equity Fund		Global Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,625,782	$17,024,013	$13,565,596	$15,013,456
Net realized gain (loss)	620,775,458	311,659,088	360,033	(15,877,621)
Net change in unrealized appreciation (depreciation)	12,211,951	1,527,081,443	(37,091,261)	56,336,772
Net increase (decrease) in net assets resulting from operations	644,613,191	1,855,764,544	(23,165,632)	55,472,607

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(440,158,837)	(81,923,277)	(4,228,642)	(4,775,030)
Class B	—	(99,333)	(2,154)	(8,342)
Class C	(4,346,536)	(1,087,420)	(67,807)	(110,516)
Class E	(2,351,783)	(420,862)	—	—
Class I	(126,305,684)	(25,153,663)	(6,678,968)	(6,460,769)
Class R	(22,112)	(11,662)	(5,580)	(9,136)
Class R6[1]	(10,536,169)	(2,252,666)	(2,741,755)	(1,349,859)
Class Y	(3,106,280)	(652,114)	(20,123)	(23,757)
	(586,827,401)	(111,600,997)	(13,745,029)	(12,737,409)

Capital Share Transactions:
Proceeds from shares sold:
Class A	97,561,830	105,920,278	18,224,192	21,835,194
Class B2	44,904	36,435	—	16,858
Class C	3,729,013	4,107,546	816,020	930,367
Class E	1,528,615	1,704,371	—	—
Class I	249,154,599	100,670,194	86,615,153	62,168,637
Class R	54,097	79,483	68,884	53,767
Class R6[1]	18,992,680	57,496,863	106,364,093	43,862,633
Class Y	4,801,997	1,941,999	764,667	217,130

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	435,755,580	78,527,315	4,133,615	4,599,235
Class B2	—	90,351	2,154	7,901
Class C	4,317,684	1,077,526	67,341	105,824
Class E	2,352,392	420,768	—	—
Class I	125,676,581	24,688,796	6,610,361	6,327,796
Class R	9,521	1,254	5,580	6,580
Class R6[1]	10,530,349	2,251,740	2,741,760	1,349,859
Class Y	3,009,063	610,838	19,928	23,732
	957,518,905	379,625,757	226,433,748	141,505,513

	Delaware Ivy		Delaware Ivy
	Core Equity Fund		Global Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(546,980,026)	$(428,465,667)	$(39,165,573)	$(37,023,606)
Class B2	(3,011,706)	(3,215,302)	(337,370)	(306,806)
Class C	(13,615,017)	(25,052,456)	(1,366,987)	(3,698,503)
Class E	(3,173,900)	(2,671,419)	—	—
Class I	(433,465,706)	(319,139,502)	(118,845,672)	(53,894,711)
Class R	(449,522)	(123,248)	(61,424)	(477,198)
Class R6[1]	(29,367,774)	(29,714,196)	(17,685,376)	(9,308,467)
Class Y	(4,440,427)	(10,516,418)	(705,721)	(315,260)
	(1,034,504,078)	(818,898,208)	(178,168,123)	(105,024,551)

Increase (decrease) in net assets derived from capital share transactions	(76,985,173)	(439,272,451)	48,265,625	36,480,962
Net Increase (Decrease) in Net Assets	(19,199,383)	1,304,891,096	11,354,964	79,216,160

Net Assets:
Beginning of year	4,682,119,948	3,377,228,852	485,646,457	406,430,297
End of year	$4,662,920,565	$4,682,119,948	$497,001,421	$485,646,457

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	Global Equity		Delaware Ivy
	Income Fund		Global Growth Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,114,877	$13,554,111	$2,345,934	$433,096
Net realized gain	166,778,294	27,435,203	239,199,127	105,720,866
Net change in unrealized appreciation (depreciation)	(167,295,304)	185,563,527	(200,176,370)	306,577,197
Net increase in net assets resulting from operations	8,597,867	226,552,841	41,368,691	412,731,159

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(23,674,162)	(9,617,361)	(36,031,217)	(25,825,096)
Class B	(5,160)	(55,193)	—	(26,722)
Class C	(428,360)	(230,160)	(323,584)	(384,749)
Class E	(411,260)	(163,316)	—	—
Class I	(20,136,462)	(9,341,620)	(30,621,298)	(23,567,513)
Class R	(25,605)	(12,257)	(55,912)	(47,086)
Class R6[1]	(1,606,584)	(836,315)	(1,371,440)	(951,893)
Class Y	(145,138)	(101,295)	(139,716)	(154,417)
	(46,432,731)	(20,357,517)	(68,543,167)	(50,957,476)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,124,948	14,120,474	14,858,614	24,208,848
Class B2	685	8,672	—	1,708
Class C	276,779	340,278	404,203	645,155
Class E	321,660	403,400	—	8
Class I	18,144,845	21,008,900	48,560,979	66,452,737
Class R	22,608	5,519	27,859	67,493
Class R6[1]	1,075,014	4,699,582	3,096,360	792,827
Class Y	127,515	487,990	256,274	973,555

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	23,262,836	9,272,056	35,179,582	24,460,563
Class B2	3,792	19,769	—	26,125
Class C	426,488	224,908	322,666	380,702
Class E	410,752	163,109	—	—
Class I	19,929,627	9,153,259	30,456,201	23,181,242
Class R	1,355	1,800	55,741	46,967
Class R6[1]	1,606,584	836,315	1,371,440	951,893
Class Y	125,134	53,071	138,003	104,900
	75,860,622	60,799,102	134,727,922	142,294,723

	Delaware Ivy
	Global Equity		Delaware Ivy
	Income Fund		Global Growth Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(58,688,910)	$(74,167,715)	$(81,523,032)	$(65,307,173)
Class B2	(2,054,611)	(909,217)	(209,558)	(444,596)
Class C	(2,700,187)	(6,738,764)	(2,281,288)	(3,187,986)
Class E	(779,973)	(1,218,521)	—	(178,063)
Class I	(84,494,656)	(95,566,861)	(184,377,731)	(112,824,116)
Class R	(62,211)	(330,911)	(177,653)	(275,466)
Class R6[1]	(11,682,523)	(6,447,539)	(20,545,928)	(5,915,171)
Class Y	(549,922)	(4,409,189)	(1,609,631)	(1,403,216)
	(161,012,993)	(189,788,717)	(290,724,821)	(189,535,787)
Decrease in net assets derived from capital share transactions	(85,152,371)	(128,989,615)	(155,996,899)	(47,241,064)
Net Increase (Decrease) in Net Assets	(122,987,235)	77,205,709	(183,171,375)	314,532,619

Net Assets:
Beginning of year	617,799,296	540,593,587	1,053,220,332	738,687,713
End of year	$494,812,061	$617,799,296	$870,048,957	$1,053,220,332

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	Government Money		Delaware Ivy
	Market Fund		High Income Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,298	$84,240	$258,700,798	$247,804,935
Net realized gain (loss)	2,815	45	(120,520,317)	(141,603,729)
Net change in unrealized appreciation (depreciation)	—	—	(79,733,406)	873,741,230
Net increase in net assets resulting from operations	25,113	84,285	58,447,075	979,942,436

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(27,864)	(80,316)	(112,821,128)	(107,718,677)
Class B	(7)	(99)	(129,238)	(809,624)
Class C	(618)	(1,036)	(15,976,695)	(24,611,661)
Class E	(2,338)	(6,106)	(564,977)	(549,298)
Class I	—	—	(113,914,816)	(110,939,349)
Class R	—	—	(2,886,148)	(2,987,243)
Class R6[1]	(55)	(1,348)	(4,531,342)	(4,483,606)
Class T	—	—	—	(3,647)
Class Y	—	—	(7,371,863)	(8,943,288)
	(30,882)	(88,905)	(258,196,207)	(261,046,393)

Capital Share Transactions:
Proceeds from shares sold:
Class A	192,945,549	362,834,344	210,089,205 [2]	354,002,325
Class B3	2	126,314	9,015 [2]	180,673
Class C	3,237,390	5,045,169	23,975,933 [2]	30,908,580
Class E	3,068,655	10,219,129	734,397 [2]	1,406,345
Class I	—	—	417,506,971 [2]	746,780,296
Class R	—	—	3,805,840 [2]	5,589,426
Class R6[1]	—	254,790	19,816,433 [2]	43,668,716
Class Y	—	—	37,062,323 [2]	78,329,771

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	26,449	84,829	104,615,394	96,156,906
Class B3	—	43	114,702	719,938
Class C	—	1,007	13,805,357	21,182,408
Class E	—	6,523	560,402	545,508
Class I	—	—	108,600,030	104,219,356
Class R	—	—	2,862,999	2,956,185
Class R6[1]	—	10	4,282,439	4,182,461
Class Y	—	—	6,345,822	7,564,512
	199,278,045	378,572,158	954,187,262	1,498,393,406

	Delaware Ivy
	Government Money		Delaware Ivy
	Market Fund		High Income Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(242,656,731)	$(339,476,733)	$(463,391,374)	$(393,482,686)
Class B3	(470,354)	(558,479)	(7,891,700)	(14,786,380)
Class C	(3,796,165)	(18,566,964)	(124,226,591)	(259,186,656)
Class E	(4,787,351)	(7,669,237)	(1,698,399)	(2,013,646)
Class I	—	—	(855,546,952)	(763,510,601)
Class R	—	—	(7,779,309)	(14,461,101)
Class R6[1]	—	(8,230,781)	(22,553,399)	(57,464,522)
Class T	—	—	—	(233,733)
Class Y	—	—	(76,241,529)	(105,505,075)
	(251,710,601)	(374,502,194)	(1,559,329,253)	(1,610,644,400)

Increase (decrease) in net assets derived from capital share transactions	(52,432,556)	4,069,964	(605,141,991)	(112,250,994)
Net Increase (Decrease) in Net Assets	(52,438,325)	4,065,344	(804,891,123)	606,645,049

Net Assets:
Beginning of year	198,704,072	194,638,728	4,274,800,418	3,668,155,369
End of year	$146,265,747	$198,704,072	$3,469,909,295	$4,274,800,418

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	Included payments from affiliates. See Note 2 in “Notes to financial statements” for additional information.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	International		Delaware Ivy
	Core Equity Fund		International Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,482,227	$43,617,582	$3,564,527	$3,202,426
Net realized gain (loss)	314,263,356	29,773,138	25,460,010	(14,112,965)
Net change in unrealized appreciation (depreciation)	(323,960,669)	1,057,682,443	(45,548,366)	129,737,168
Net increase (decrease) in net assets resulting from operations	18,784,914	1,131,073,163	(16,523,829)	118,826,629

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(8,853,185)	(3,687,835)	(1,399,472)	(660,516)
Class B	—	(3,174)	—	—
Class C	(1,170,851)	(448,114)	(13,413)	(4,363)
Class E	(196,693)	(72,324)	—	—
Class I	(35,278,433)	(20,932,956)	(2,264,679)	(1,233,108)
Class R	(1,134,673)	(403,497)	(180)	(3,164)
Class R6[1]	(10,803,496)	(7,956,497)	(1,788,388)	(1,326,262)
Class Y	(2,038,110)	(1,019,611)	(25,173)	(12,555)
	(59,475,441)	(34,524,008)	(5,491,305)	(3,239,968)

Capital Share Transactions:
Proceeds from shares sold:
Class A	34,316,906	47,922,319	5,057,204	3,417,768
Class B2	13,787	25,311	5,007	759
Class C	1,764,684	1,945,814	314,259	82,564
Class E	825,207	753,113	—	—
Class I	212,112,881	201,842,464	45,531,787	13,508,403
Class R	2,355,677	3,910,704	6,645	1,615
Class R6[1]	58,908,975	89,188,212	26,114,709	10,541,490
Class Y	15,685,221	18,588,473	117,130	102,907

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	8,278,215	3,418,288	1,372,071	639,701
Class B2	—	2,985	—	—
Class C	1,124,160	424,499	13,413	4,295
Class E	196,693	72,324	—	—
Class I	33,388,533	19,783,485	2,247,859	1,218,168
Class R	1,124,048	398,788	180	53
Class R6[1]	10,490,428	7,792,974	1,788,386	1,326,262
Class Y	1,606,531	843,294	25,149	12,279
	382,191,946	396,913,047	82,593,799	30,856,264

	Delaware Ivy
	International		Delaware Ivy
	Core Equity Fund		International Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(91,062,798)	$(127,755,917)	$(12,395,558)	$(11,767,208)
Class B2	(559,083)	(1,022,227)	(59,546)	(58,221)
Class C	(22,470,383)	(42,869,433)	(283,913)	(764,180)
Class E	(784,442)	(1,402,027)	—	—
Class I	(607,176,990)	(908,489,552)	(64,549,672)	(39,580,874)
Class R	(9,728,192)	(16,508,894)	(369,054)	(1,384)
Class R6[1]	(213,053,801)	(460,605,256)	(45,256,371)	(49,768,282)
Class T	—	(207,293)	—	—
Class Y	(58,960,454)	(152,910,615)	(173,145)	(141,205)
	(1,003,796,143)	(1,711,771,214)	(123,087,259)	(102,081,354)
Decrease in net assets derived from capital share transactions	(621,604,197)	(1,314,858,167)	(40,493,460)	(71,225,090)
Net Increase (Decrease) in Net Assets	(662,294,724)	(218,309,012)	(62,508,594)	44,361,571

Net Assets:
Beginning of year	2,513,814,136	2,732,123,148	249,851,259	205,489,688
End of year	$1,851,519,412	$2,513,814,136	$187,342,665	$249,851,259

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy		Delaware Ivy
	Large Cap Growth Fund		Limited-Term Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(14,152,948)	$(4,936,011)	$12,465,598	$17,475,907
Net realized gain (loss)	667,588,189	478,901,754	(3,343,879)	9,188,183
Net change in unrealized appreciation (depreciation)	280,860,520	1,604,171,119	(38,222,332)	8,408,961
Net increase (decrease) in net assets resulting from operations	934,295,761	2,078,136,862	(29,100,613)	35,073,051

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(288,499,969)	(170,542,863)	(3,879,665)	(5,603,658)
Class B	—	(456,990)	—	(3,665)
Class C	(8,096,887)	(7,119,767)	(39,579)	(214,585)
Class E	(3,328,409)	(1,859,751)	(71,337)	(94,435)
Class I	(249,922,112)	(155,259,789)	(6,411,450)	(9,560,802)
Class R	(1,248,920)	(928,857)	(2,683)	(6,521)
Class R6[1]	(15,436,229)	(9,886,637)	(1,900,886)	(1,954,249)
Class Y	(3,085,607)	(2,093,975)	(25,433)	(60,131)
	(569,618,133)	(348,148,629)	(12,331,033)	(17,498,046)

Capital Share Transactions:
Proceeds from shares sold:
Class A	130,922,593	200,020,772	95,877,635	177,542,703
Class B2	122,314	340,093	1,734	129,259
Class C	10,049,136	16,783,637	4,934,272	20,126,023
Class E	3,545,116	3,855,304	1,353,352	3,313,962
Class I	518,398,941	446,226,366	104,404,767	169,574,008
Class R	2,628,654	3,907,454	75,344	43,426
Class R6[1]	26,939,732	49,588,131	68,826,701	89,555,925
Class Y	11,047,810	6,734,891	355,498	714,985

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	283,173,518	161,107,956	3,758,367	5,326,691
Class B2	—	285,957	46	3,490
Class C	7,796,485	6,875,497	34,845	191,890
Class E	3,328,867	1,859,751	71,257	93,721
Class I	243,387,205	146,251,951	6,266,300	9,195,252
Class R	1,244,939	898,144	1,945	3,484
Class R6[1]	15,436,229	9,886,637	1,900,083	1,951,206
Class Y	2,997,477	2,025,099	23,239	56,282
	1,261,019,016	1,056,647,640	287,885,385	477,822,307

	Delaware Ivy		Delaware Ivy
	Large Cap Growth Fund		Limited-Term Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(486,388,644)	$(388,279,448)	$(157,872,183)	$(150,320,555)
Class B2	(4,717,491)	(3,621,797)	(232,009)	(1,447,174)
Class C	(25,813,552)	(50,309,520)	(14,766,562)	(25,148,299)
Class E	(4,755,959)	(4,117,096)	(2,231,845)	(1,535,869)
Class I	(840,079,246)	(680,556,739)	(252,244,365)	(161,926,166)
Class R	(5,629,895)	(10,059,546)	(20,827)	(381,640)
Class R6[1]	(52,131,380)	(51,260,691)	(45,824,105)	(101,164,486)
Class Y	(11,379,215)	(14,201,551)	(842,044)	(3,842,409)
	(1,430,895,382)	(1,202,406,388)	(474,033,940)	(445,766,598)

Increase (decrease) in net assets derived from capital share transactions	(169,876,366)	(145,758,748)	(186,148,555)	32,055,709
Net Increase (Decrease) in Net Assets	194,801,262	1,584,229,485	(227,580,201)	49,630,714

Net Assets:
Beginning of year	5,579,049,878	3,994,820,393	1,174,226,867	1,124,596,153
End of year	$5,773,851,140	$5,579,049,878	$946,646,666	$1,174,226,867

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	Managed International		Delaware Ivy
	Opportunities Fund		Mid Cap Growth Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,634,238	$1,666,859	$(46,105,236)	$(31,316,230)
Net realized gain (loss)	16,049,457	(3,316,269)	756,637,129	768,622,234
Net change in unrealized appreciation (depreciation)	(29,528,244)	80,507,601	(836,958,370)	2,651,617,892
Net increase (decrease) in net assets resulting from operations	(9,844,549)	78,858,191	(126,426,477)	3,388,923,896

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,496,141)	(487,242)	(304,452,989)	(220,293,279)
Class B	—	(348)	—	(681,747)
Class C	(24,621)	(5,099)	(22,625,735)	(23,823,351)
Class E	—	—	(2,666,741)	(1,819,684)
Class I	(2,564,748)	(1,170,097)	(442,470,544)	(293,203,760)
Class R	(1,831)	(2,391)	(10,968,579)	(7,927,171)
Class R6[1]	(2,886)	(3,497)	(108,105,215)	(50,666,024)
Class Y	(3,937)	(1,258)	(40,580,612)	(32,124,522)
	(4,094,164)	(1,669,932)	(931,870,415)	(630,539,538)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,646,352	4,769,995	176,583,191	239,716,483
Class B2	1,276	5	22,893	212,791
Class C	234,492	265,901	22,556,385	30,957,492
Class E	—	47	2,120,942	2,274,492
Class I	16,337,165	17,704,786	1,149,273,771	971,960,510
Class R	14,063	7,276	15,245,075	29,019,477
Class R6[1]	25,551	80,398	518,879,668	418,964,396
Class Y	14,633	40,840	81,619,888	102,108,720

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,487,205	463,175	299,979,244	212,967,302
Class B2	—	330	—	631,941
Class C	24,545	5,071	22,199,637	23,428,553
Class E	—	—	2,669,507	1,819,684
Class I	2,561,359	1,159,697	421,375,039	275,688,299
Class R	1,831	420	10,875,261	7,814,836
Class R6[1]	2,886	923	106,195,229	49,452,715
Class Y	3,937	1,258	38,073,093	29,945,720
	24,355,295	24,500,122	2,867,668,823	2,396,963,411

	Delaware Ivy
	Managed International		Delaware Ivy
	Opportunities Fund		Mid Cap Growth Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(12,129,365)	$(11,737,937)	$(439,644,873)	$(334,258,135)
Class B2	(63,389)	(130,726)	(4,245,237)	(6,447,652)
Class C	(584,637)	(931,519)	(68,525,944)	(116,024,387)
Class E	—	(495,567)	(2,199,652)	(3,070,748)
Class I	(41,958,311)	(47,462,216)	(1,094,660,484)	(890,410,662)
Class R	(318,636)	(358,678)	(26,673,837)	(26,183,177)
Class R6[1]	(351,373)	(69,163)	(241,640,653)	(174,018,926)
Class Y	(44,331)	(88,119)	(156,632,665)	(128,370,388)
	(55,450,042)	(61,273,925)	(2,034,223,345)	(1,678,784,075)

Increase (decrease) in net assets derived from capital share transactions	(31,094,747)	(36,773,803)	833,445,478	718,179,336
Net Increase (Decrease) in Net Assets	(45,033,460)	40,414,456	(224,851,414)	3,476,563,694

Net Assets:
Beginning of year	178,426,430	138,011,974	7,442,287,293	3,965,723,599
End of year	$133,392,970	$178,426,430	$7,217,435,879	$7,442,287,293

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	Mid Cap Income		Delaware Ivy
	Opportunities Fund		Municipal Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,846,839	$17,503,672	$18,338,283	$16,992,443
Net realized gain	61,988,899	18,852,480	2,866,444	12,891,254
Net change in unrealized appreciation (depreciation)	10,826,915	473,596,024	(54,454,142)	870,563
Net increase (decrease) in net assets resulting from operations	95,662,653	509,952,176	(33,249,415)	30,754,260

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,545,273)	(1,930,284)	(12,703,971)	(9,944,150)
Class B	—	—	—	(4,601)
Class C	(724,574)	(139,710)	(130,002)	(173,805)
Class E	—	(11,608)	—	—
Class I	(53,147,351)	(13,644,597)	(9,016,564)	(6,867,283)
Class R	(35,357)	(24,997)	—	—
Class R6[1]	(4,321,653)	(1,307,386)	(43,622)	(24,444)
Class Y	(983,852)	(368,500)	(852)	(9,619)
	(65,758,060)	(17,427,082)	(21,895,011)	(17,023,902)

Capital Share Transactions:
Proceeds from shares sold:
Class A	45,643,057	34,733,886	29,192,716	44,527,220
Class B2	—	—	—	20,110
Class C	7,942,037	8,041,947	432,369	1,289,865
Class I	600,589,785	687,028,094	41,765,158	62,475,014
Class R	543,358	237,561	—	—
Class R6[1]	35,347,214	47,322,501	672,585	603,218
Class Y	13,837,777	41,576,603	457	18,396

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,501,998	1,890,195	12,286,505	8,854,691
Class B2	—	—	109	4,090
Class C	705,921	134,544	127,219	165,192
Class I	51,961,316	13,267,525	8,862,796	6,595,168
Class R	35,357	6,618	—	—
Class R6[1]	4,320,455	1,307,386	43,393	20,351
Class Y	975,684	331,259	6	139
	768,403,959	835,878,119	93,383,313	124,573,454

	Delaware Ivy
	Mid Cap Income		Delaware Ivy
	Opportunities Fund		Municipal Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(44,931,437)	$(40,691,352)	$(78,253,814)	$(69,839,243)
Class B2	—	—	(162,394)	(458,586)
Class C	(5,812,493)	(9,058,311)	(3,329,056)	(9,449,268)
Class E	—	(2,774,997)	—	—
Class I	(498,531,739)	(235,788,730)	(92,195,378)	(64,978,419)
Class R	(177,890)	(3,384,728)	—	—
Class R6[1]	(32,436,353)	(47,869,143)	(596,508)	(400,084)
Class Y	(26,436,267)	(31,216,806)	(434,132)	(48,057)
	(608,326,179)	(370,784,067)	(174,971,282)	(145,173,657)

Increase (decrease) in net assets derived from capital share transactions	160,077,780	465,094,052	(81,587,969)	(20,600,203)
Net Increase (Decrease) in Net Assets	189,982,373	957,619,146	(136,732,395)	(6,869,845)

Net Assets:
Beginning of year	1,567,571,666	609,952,520	757,094,067	763,963,912
End of year	$1,757,554,039	$1,567,571,666	$620,361,672	$757,094,067

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy		Delaware Ivy
	Municipal High Income Fund		Securian Core Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,592,313	$35,546,738	$21,373,162	$25,427,443
Net realized gain (loss)	17,736,682	(26,979,135)	1,322,202	21,739,630
Net change in unrealized appreciation (depreciation)	(69,282,700)	61,272,311	(50,087,676)	39,256,823
Net increase (decrease) in net assets resulting from operations	(10,953,705)	69,839,914	(27,392,312)	86,423,896

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(20,047,395)	(21,388,134)	(4,300,352)	(9,271,650)
Class B	(3,116)	(39,800)	(451)	(17,121)
Class C	(614,887)	(1,633,297)	(107,408)	(498,595)
Class E	—	—	(93,356)	(192,855)
Class I	(10,905,942)	(12,085,268)	(16,917,711)	(37,206,698)
Class R	—	—	(16,125)	(39,895)
Class R6[1]	(41,646)	(43,124)	(4,387,977)	(8,069,603)
Class Y	(140,031)	(173,450)	(143,173)	(437,199)
	(31,753,017)	(35,363,073)	(25,966,553)	(55,733,616)
Capital Share Transactions:
Proceeds from shares sold:
Class A	52,218,579	86,465,257	25,181,156	58,791,417
Class B2	1,238	4,204	14	46,436
Class C	1,686,840	2,903,534	777,213	4,501,125
Class E	—	—	482,302	1,629,512
Class I	70,868,476	74,958,859	107,242,913	257,992,836
Class R	—	—	48,723	131,871
Class R6[1]	595,008	631,711	22,975,266	89,926,747
Class Y	68,913	141,594	1,347,905	3,651,135

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	18,177,355	16,687,817	4,196,324	8,967,148
Class B2	1,554	23,646	505	16,185
Class C	587,596	1,436,749	104,133	471,785
Class E	—	—	92,826	192,186
Class I	10,057,003	11,090,323	16,716,268	36,215,913
Class R	—	—	16,005	38,155
Class R6[1]	41,524	37,316	4,386,947	8,053,463
Class Y	138,693	173,101	141,158	433,765
	154,442,779	194,554,111	183,709,658	471,059,679

	Delaware Ivy		Delaware Ivy
	Municipal High Income Fund		Securian Core Bond Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(122,831,503)	$(97,338,667)	$(58,972,803)	$(53,058,013)
Class B2	(421,748)	(2,550,193)	(268,756)	(779,833)
Class C	(12,058,208)	(57,028,751)	(4,853,032)	(8,821,865)
Class E	—	—	(986,430)	(1,111,862)
Class I	(100,915,845)	(138,888,552)	(371,656,574)	(284,864,372)
Class R	—	—	(59,109)	(665,327)
Class R6[1]	(526,114)	(950,689)	(54,790,998)	(49,898,188)
Class Y	(535,631)	(1,536,490)	(1,827,653)	(7,523,783)
	(237,289,049)	(298,293,342)	(493,415,355)	(406,723,243)

Increase (decrease) in net assets derived from capital share transactions	(82,846,270)	(103,739,231)	(309,705,697)	64,336,436
Net Increase (Decrease) in Net Assets	(125,552,992)	(69,262,390)	(363,064,562)	95,026,716

Net Assets:
Beginning of year	985,076,410	1,054,338,800	1,199,288,128	1,104,261,412
End of year	$859,523,418	$985,076,410	$836,223,566	$1,199,288,128

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy		Delaware Ivy
	Small Cap Growth Fund		Smid Cap Core Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(19,046,420)	$(20,503,120)	$580,295	$(395,504)
Net realized gain	312,905,216	675,830,222	163,532,328	64,015,154
Net change in unrealized appreciation (depreciation)	(512,116,182)	874,373,620	(167,794,397)	286,005,373
Net increase (decrease) in net assets resulting from operations	(218,257,386)	1,529,700,722	(3,681,774)	349,625,023

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(332,393,017)	(108,060,326)	(27,297,432)	—
Class B	—	(341,041)	—	—
Class C	(17,480,609)	(8,293,615)	(3,619,618)	—
Class E	(4,012,535)	(1,200,996)	—	—
Class I	(210,162,997)	(74,138,069)	(62,029,098)	—
Class R	(17,696,170)	(5,929,903)	(3,982,883)	—
Class R6[1]	(42,723,185)	(14,980,032)	(13,887,422)	—
Class Y	(25,154,209)	(8,794,321)	(1,335,914)	—
	(649,622,722)	(221,738,303)	(112,152,367)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	64,562,524	102,945,776	22,320,506	25,921,112
Class B2	5,448	119,770	3,008	5,984
Class C	3,740,509	4,688,903	2,470,553	2,532,541
Class E	1,270,482	1,470,529	—	66
Class I	175,954,227	177,602,986	83,720,358	108,775,867
Class R	11,408,965	11,392,365	4,026,380	6,436,771
Class R6[1]	50,550,845	58,635,361	37,280,267	15,727,327
Class T	—	—	—	64
Class Y	12,905,519	18,872,344	1,813,958	1,355,461

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	328,991,229	105,235,653	26,976,317	—
Class B2	—	309,360	—	—
Class C	17,040,622	8,073,867	3,608,383	—
Class E	4,019,129	1,200,996	—	—
Class I	202,762,602	70,160,950	61,009,593	—
Class R	17,673,243	5,912,899	3,976,715	—
Class R6[1]	42,161,242	14,798,771	13,886,899	—
Class Y	24,012,660	8,408,733	1,196,333	—
	957,059,246	589,829,263	262,289,270	160,755,193

	Delaware Ivy		Delaware Ivy
	Small Cap Growth Fund		Smid Cap Core Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(250,589,350)	$203,908,025	$(45,235,026)	$(40,911,876)
Class B2	(1,789,345)	(2,737,676)	(423,679)	(421,828)
Class C	(20,204,300)	(36,277,534)	(6,350,534)	(11,784,266)
Class E	(1,415,270)	(2,015,136)	—	(188,899)
Class I	(396,651,613)	(357,348,497)	(217,293,502)	(172,388,028)
Class R	(20,122,361)	(18,700,440)	(5,299,115)	(6,766,004)
Class R6[1]	(76,175,004)	(91,076,755)	(29,651,488)	(34,403,784)
Class T	—	(230,811)	—	(212,159)
Class Y	(37,378,113)	(43,221,313)	(2,961,342)	(4,016,943)
	(804,325,356)	755,516,187	(307,214,686)	(271,093,787)

Increase (decrease) in net assets derived from capital share transactions	152,733,890	165,686,924	(44,925,416)	(110,338,594)
Net Increase (Decrease) in Net Assets	(715,146,218)	1,142,275,495	(160,759,557)	239,286,429

Net Assets:
Beginning of year	3,065,112,260	1,922,836,765	759,575,436	520,289,007
End of year	$2,349,966,042	$3,065,112,260	$598,815,879	$759,575,436

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

	Delaware Ivy
	Systematic Emerging		Delaware Ivy
	Markets Equity Fundφ		Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,315,506	$5,042,401	$17,854,525	$18,023,370
Net realized gain (loss)	205,742,289	191,624,588	251,783,222	(22,790,757)
Net change in unrealized appreciation (depreciation)	(609,999,484)	798,611,141	(36,217,559)	546,332,795
Net increase (decrease) in net assets resulting from operations	(385,941,689)	995,278,130	233,420,188	541,565,408

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,779,222)	(2,690,858)	(40,659,803)	(10,263,874)
Class B	—	(1,418)	(2,022)	(18,541)
Class C	(145,959)	(240,394)	(639,475)	(213,882)
Class E	—	—	—	(1,053)
Class I	(10,755,123)	(13,665,114)	(96,645,064)	(27,111,555)
Class R	(29,737)	(59,829)	(1,273)	(9,357)
Class R6[1]	(3,035,209)	(3,385,397)	(14,155,158)	(4,904,161)
Class Y	(203,602)	(350,024)	(10,948)	(3,962)
	(15,948,852)	(20,393,034)	(152,113,743)	(42,526,385)

Capital Share Transactions:
Proceeds from shares sold:
Class A	36,480,844	55,079,381	57,850,250	33,602,282
Class B2	512	35,686	25,068	9,508
Class C	4,154,604	7,029,188	2,447,185	801,040
Class E	—	—	—	36
Class I	381,212,563	516,902,820	309,658,818	201,130,666
Class R	2,186,225	3,338,963	8,009	—
Class R6[1]	92,301,717	120,388,665	14,308,462	26,190,255
Class T	—	4	—	—
Class Y	11,496,885	12,994,785	21,400	42,165

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,733,296	2,584,736	40,195,932	9,829,444
Class B2	—	1,237	1,790	17,923
Class C	138,903	229,076	636,546	210,667
Class E	—	—	—	1,053
Class I	9,580,446	11,773,552	96,353,876	26,864,653
Class R	27,889	54,354	1,273	115
Class R6[1]	3,031,127	3,367,345	14,155,158	4,904,161
Class Y	51,568	74,365	6,199	2,753
	542,396,579	733,854,157	535,669,966	303,606,721

	Delaware Ivy
	Systematic Emerging		Delaware Ivy
	Markets Equity Fundφ		Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Cost of shares redeemed:
Class A	$(84,100,853)	$(80,489,938)	$(72,601,019)	$(66,550,165)
Class B2	(382,513)	(850,054)	(634,954)	(650,639)
Class C	(11,561,072)	(22,854,293)	(4,131,977)	(5,552,330)
Class E	—	(309,554)	—	(184,565)
Class I	(776,427,073)	(407,533,038)	(346,062,110)	(225,918,933)
Class R	(4,162,138)	(6,482,096)	(393,937)	(136)
Class R6[1]	(129,430,864)	(115,290,840)	(57,384,835)	(56,073,092)
Class T	—	(273,538)	—	—
Class Y	(14,156,096)	(27,110,245)	(53,436)	(143,167)
	(1,020,220,609)	(661,193,596)	(481,262,268)	(355,073,027)

Increase (decrease) in net assets derived from capital share transactions	(477,824,030)	72,660,561	54,407,698	(51,466,306)
Net Increase (Decrease) in Net Assets	(879,714,571)	1,047,545,657	135,714,143	447,572,717

Net Assets:
Beginning of year	2,386,496,013	1,338,950,356	1,342,089,618	894,516,899
End of year	$1,506,781,442	$2,386,496,013	$1,477,803,761	$1,342,089,618

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.
φ	Consolidated statements of changes

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.01	$11.73	$13.47	$14.78	$13.55

Income (loss) from investment operations:
Net investment income[1]	0.04	0.06	0.06	0.09	0.05
Net realized and unrealized gain (loss)	2.56	6.65	(0.29)	0.60	2.11
Total from investment operations	2.60	6.71	(0.23)	0.69	2.16

Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	(0.09)	(0.09)	(0.03)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.51)	(0.43)	(1.51)	(2.00)	(0.93)

Net asset value, end of period	$18.10	$18.01	$11.73	$13.47	$14.78

Total return[2]	13.88%	57.58%	(3.57%)	5.56%	16.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,424,139	$3,411 [3]	$2,409 [3]	$2,895 [3]	$3,149 [3]
Ratio of expenses to average net assets[4]	0.97%	1.00%	1.03%	1.02%	1.04%
Ratio of net investment income to average net assets	0.19%	0.36%	0.42%	0.64%	0.33%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$14.65	$9.63	$11.31	$12.69	$11.81

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.06)	(0.05)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	2.10	5.45	(0.22)	0.51	1.83
Total from investment operations	1.99	5.39	(0.27)	0.48	1.77

Less dividends and distributions from:
Net investment income	(0.01)	—	(0.01)	—	—
Net realized gain	(2.36)	(0.37)	(1.40)	(1.86)	(0.89)
Total dividends and distributions	(2.37)	(0.37)	(1.41)	(1.86)	(0.89)

Net asset value, end of period	$14.27	$14.65	$9.63	$11.31	$12.69

Total return[2]	12.85%	56.31%	(4.44%)	4.74%	15.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,556	$33 [3]	$37 [3]	$52 [3]	$70 [3]
Ratio of expenses to average net assets[4]	1.85%	1.88%	1.89%	1.85%	1.89%
Ratio of net investment loss to average net assets	(0.70%)	(0.51%)	(0.44%)	(0.20%)	(0.50%)
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.92	$11.67	$13.40	$14.71	$13.50

Income (loss) from investment operations:
Net investment income[1]	0.04	0.06	0.06	0.08	0.04
Net realized and unrealized gain (loss)	2.54	6.62	(0.29)	0.59	2.10
Total from investment operations	2.58	6.68	(0.23)	0.67	2.14

Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	(0.08)	(0.07)	(0.03)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.51)	(0.43)	(1.50)	(1.98)	(0.93)

Net asset value, end of period	$17.99	$17.92	$11.67	$13.40	$14.71

Total return[2]	13.83%	57.64%	(3.61%)	5.54%	16.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,614	$17 [3]	$12 [3]	$13 [3]	$14 [3]
Ratio of expenses to average net assets[4]	0.97%	0.99%	1.05%	1.10%	1.13%
Ratio of expenses to average net assets prior to fees waived[4]	1.15%	1.14%	1.22%	1.22%	1.31%
Ratio of net investment income to average net assets	0.18%	0.36%	0.40%	0.56%	0.25%
Ratio of net investment income to average net assets prior to fees waived	0.00%	0.21%	0.23%	0.44%	0.07%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.77	$13.47	$15.27	$16.48	$15.01

Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.10	0.14	0.09
Net realized and unrealized gain (loss)	2.93	7.66	(0.37)	0.69	2.35
Total from investment operations	3.01	7.76	(0.27)	0.83	2.44

Less dividends and distributions from:
Net investment income	(0.12)	(0.07)	(0.11)	(0.13)	(0.07)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.54)	(0.46)	(1.53)	(2.04)	(0.97)

Net asset value, end of period	$21.24	$20.77	$13.47	$15.27	$16.48

Total return[2]	14.00%	57.92%	(3.38%)	5.84%	16.60%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,070,912	$1,101 [4]	$861 [4]	$1,089 [4]	$1,216 [4]
Ratio of expenses to average net assets[5]	0.79%	0.81%	0.83%	0.81%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.81%	0.83%	0.81%	0.84%
Ratio of net investment income to average net assets	0.37%	0.55%	0.63%	0.85%	0.56%
Ratio of net investment income to average net assets prior to fees waived	0.37%	0.55%	0.63%	0.85%	0.54%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.82	$11.62	$13.36	$14.67	$13.47

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.01)	0.01	0.03	(0.01)
Net realized and unrealized gain (loss)	2.53	6.59	(0.30)	0.60	2.11
Total from investment operations	2.49	6.58	(0.29)	0.63	2.10

Less dividends and distributions from:
Net investment income	(0.04)	—	(0.03)	(0.03)	—
Net realized gain	(2.39)	(0.38)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.43)	(0.38)	(1.45)	(1.94)	(0.90)

Net asset value, end of period	$17.88	$17.82	$11.62	$13.36	$14.67

Total return[2]	13.42%	56.93%	(3.93%)	5.16%	15.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$212	$1 [3]	$— [3,4]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[5]	1.39%	1.40%	1.42%	1.40%	1.46%
Ratio of net investment income (loss) to average net assets	(0.22%)	(0.04%)	0.04%	0.22%	(0.08%)
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.82	$13.50	$15.30	$16.51	$15.03

Income (loss) from investment operations:
Net investment income[1]	0.12	0.12	0.13	0.16	0.10
Net realized and unrealized gain (loss)	2.94	7.68	(0.37)	0.69	2.36
Total from investment operations	3.06	7.80	(0.24)	0.85	2.46

Less dividends and distributions from:
Net investment income	(0.15)	(0.09)	(0.14)	(0.15)	(0.08)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.57)	(0.48)	(1.56)	(2.06)	(0.98)

Net asset value, end of period	$21.31	$20.82	$13.50	$15.30	$16.51

Total return[2]	14.23%	58.14%	(3.23%)	6.01%	16.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,633	$90 [3]	$31 [3]	$45 [3]	$71 [3]
Ratio of expenses to average net assets[4]	0.64%	0.66%	0.67%	0.65%	0.73%
Ratio of net investment income to average net assets	0.52%	0.68%	0.78%	0.97%	0.64%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.01	$13.00	$14.78	$16.02	$14.61

Income (loss) from investment operations:
Net investment income[1]	0.07	0.09	0.09	0.13	0.09
Net realized and unrealized gain (loss)	2.83	7.37	(0.34)	0.67	2.28
Total from investment operations	2.90	7.46	(0.25)	0.80	2.37

Less dividends and distributions from:
Net investment income	(0.11)	(0.06)	(0.11)	(0.13)	(0.06)
Net realized gain	(2.42)	(0.39)	(1.42)	(1.91)	(0.90)
Total dividends and distributions	(2.53)	(0.45)	(1.53)	(2.04)	(0.96)

Net asset value, end of period	$20.38	$20.01	$13.00	$14.78	$16.02

Total return[2]	13.99%	57.75%	(3.37%)	5.81%	16.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,855	$26 [3]	$23 [3]	$45 [3]	$50 [3]
Ratio of expenses to average net assets[4]	0.84%	0.85%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.04%	1.05%	1.08%	1.05%	1.10%
Ratio of net investment income to average net assets	0.32%	0.50%	0.60%	0.80%	0.55%
Ratio of net investment income to average net assets prior to fees waived	0.12%	0.30%	0.36%	0.59%	0.29%
Portfolio turnover	36%	49%	66%	97%	51%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.68	$9.68

Income (loss) from investment operations:
Net investment income	0.25	0.32	0.34	0.32	0.32
Net realized and unrealized gain (loss)[1]	(0.69)	0.95	(0.59)	0.01	(0.11)
Total from investment operations	(0.44)	1.27	(0.25)	0.33	0.21

Less dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.20)	(0.28)	(0.21)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.25)	(0.27)	(0.20)	(0.30)	(0.21)

Net asset value, end of period	$9.57	$10.26	$9.26	$9.71	$9.68

Total return[2]	(4.39%)	13.77%	(2.69%)	3.47%	2.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,133	$178 [3]	$170 [3]	$211 [3]	$265 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.99%	0.99%	1.01%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.19%	1.20%	1.22%	1.23%	1.26%
Ratio of net investment income to average net assets	2.46%	3.18%	3.43%	3.32%	3.22%
Ratio of net investment income to average net assets prior to fees waived	2.23%	2.94%	3.20%	3.08%	2.97%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.99%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.25	$9.26	$9.71	$9.68	$9.68

Income (loss) from investment operations:
Net investment income	0.17	0.25	0.26	0.25	0.23
Net realized and unrealized gain (loss)[1]	(0.68)	0.94	(0.59)	0.01	(0.09)
Total from investment operations	(0.51)	1.19	(0.33)	0.26	0.14

Less dividends and distributions from:
Net investment income	(0.17)	(0.20)	(0.12)	(0.21)	(0.14)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.17)	(0.20)	(0.12)	(0.23)	(0.14)

Net asset value, end of period	$9.57	$10.25	$9.26	$9.71	$9.68

Total return[2]	(5.04%)	12.81%	(3.42%)	2.71%	1.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,499	$4 [3]	$6 [3]	$9 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.72%	1.72%	1.74%	1.73%	1.76%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.97%	1.96%	1.98%	1.93%	1.96%
Ratio of net investment income to average net assets	1.69%	2.45%	2.68%	2.58%	2.40%
Ratio of net investment income to average net assets prior to fees waived	1.44%	2.21%	2.44%	2.38%	2.20%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.74%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.25	$9.26	$9.71	$9.68	$9.68

Income (loss) from investment operations:
Net investment income	0.27	0.35	0.36	0.34	0.34
Net realized and unrealized gain (loss)[1]	(0.68)	0.93	(0.59)	0.01	(0.11)
Total from investment operations	(0.41)	1.28	(0.23)	0.35	0.23

Less dividends and distributions from:
Net investment income	(0.27)	(0.29)	(0.22)	(0.30)	(0.23)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.27)	(0.29)	(0.22)	(0.32)	(0.23)

Net asset value, end of period	$9.57	$10.25	$9.26	$9.71	$9.68

Total return[2]	(4.08%)	13.90%	(2.45%)	3.73%	2.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,358	$241 [3]	$204 [3]	$240 [3]	$262 [3]
Ratio of expenses to average net assets[4]	0.74%	0.74%	0.74%	0.74%	0.76%[5]
Ratio of expenses to average net assets prior to fees waived[4]	0.86%	0.89%	0.89%	0.88%	0.94%
Ratio of net investment income to average net assets	2.67%	3.39%	3.67%	3.58%	3.44%
Ratio of net investment income to average net assets prior to fees waived	2.55%	3.24%	3.52%	3.44%	3.26%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.74%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.23	$9.24	$9.69	$9.67	$9.66

Income (loss) from investment operations:
Net investment income	0.20	0.28	0.29	0.27	0.26
Net realized and unrealized gain (loss)[1]	(0.68)	0.93	(0.59)	0.01	(0.09)
Total from investment operations	(0.48)	1.21	(0.30)	0.28	0.17

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.15)	(0.24)	(0.16)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.20)	(0.22)	(0.15)	(0.26)	(0.16)

Net asset value, end of period	$9.55	$10.23	$9.24	$9.69	$9.67

Total return[2]	(4.77%)	13.13%	(3.16%)	2.89%	1.76%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260	$— [4,5]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	1.45%	1.46%	1.47%	1.45%	1.49%
Ratio of expenses to average net assets prior to fees waived[6]	1.45%	1.46%	1.47%	1.45%	1.51%
Ratio of net investment income to average net assets	1.96%	2.77%	2.95%	2.86%	2.66%
Ratio of net investment income to average net assets prior to fees waived	1.96%	2.77%	2.95%	2.86%	2.64%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.69	$9.68

Income (loss) from investment operations:
Net investment income	0.27	0.34	0.36	0.34	0.33
Net realized and unrealized gain (loss)[1]	(0.68)	0.95	(0.58)	0.01	(0.09)
Total from investment operations	(0.41)	1.29	(0.22)	0.35	0.24

Less dividends and distributions from:
Net investment income	(0.28)	(0.29)	(0.23)	(0.31)	(0.23)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.28)	(0.29)	(0.23)	(0.33)	(0.23)

Net asset value, end of period	$9.57	$10.26	$9.26	$9.71	$9.69

Total return[2]	(4.14%)	14.02%	(2.42%)	3.75%	2.43%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,870	$62 [4]	$23 [4]	$31 [4]	$18 [4]
Ratio of expenses to average net assets[5]	0.70%	0.72%	0.73%	0.71%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.70%	0.72%	0.73%	0.71%	0.76%
Ratio of net investment income to average net assets	2.65%	3.32%	3.69%	3.61%	3.37%
Ratio of net investment income to average net assets prior to fees waived	2.65%	3.32%	3.69%	3.61%	3.35%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.26	$9.26	$9.71	$9.69	$9.68

Income (loss) from investment operations:
Net investment income	0.25	0.32	0.34	0.32	0.31
Net realized and unrealized gain (loss)[1]	(0.68)	0.95	(0.59)	—	(0.09)
Total from investment operations	(0.43)	1.27	(0.25)	0.32	0.22

Less dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.20)	(0.28)	(0.21)
Net realized gain	—	—	—	(0.02)	—
Total dividends and distributions	(0.25)	(0.27)	(0.20)	(0.30)	(0.21)

Net asset value, end of period	$9.58	$10.26	$9.26	$9.71	$9.69

Total return[2]	(4.29%)	13.76%	(2.69%)	3.36%	2.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$881	$1 [3]	$1 [3]	$1 [3]	$3 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.99%	0.99%	1.02%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.12%	1.23%	1.11%	1.16%
Ratio of net investment income to average net assets	2.42%	3.18%	3.46%	3.29%	3.13%
Ratio of net investment income to average net assets prior to fees waived	2.27%	3.02%	3.22%	3.17%	2.99%
Portfolio turnover	50%	43%	38%	35%	56%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Equity Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.84	$12.48

Income (loss) from investment operations:
Net investment income[1]	0.20	0.26	0.29	0.29	0.32
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.34)	1.34
Total from investment operations	0.13	4.49	(1.84)	(0.05)	1.66

Less dividends and distributions from:
Net investment income	(0.42)	(0.23)	(0.30)	(0.32)	(0.30)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.13)	(0.41)	(0.42)	(1.89)	(0.30)

Net asset value, end of period	$12.72	$13.72	$9.64	$11.90	$13.84

Total return[2]	0.51%[3]	47.07%[3]	(16.11%)[3]	0.47%	13.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,835	$310 [4]	$260 [4]	$387 [4]	$494 [4]
Ratio of expenses to average net assets[5]	1.22%	1.22%	1.24%	1.24%	1.29%
Ratio of expenses to average net assets prior to fees waived[5]	1.25%	1.24%	1.25%	1.24%	1.29%
Ratio of net investment income to average net assets	1.41%	2.16%	2.43%	2.27%	2.34%
Ratio of net investment income to average net assets prior to fees waived	1.38%	2.14%	2.42%	2.27%	2.34%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Equity Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.82	$12.47

Income (loss) from investment operations:
Net investment income[1]	0.09	0.16	0.21	0.21	0.23
Net realized and unrealized gain (loss)	(0.08)	4.23	(2.13)	(0.35)	1.35
Total from investment operations	0.01	4.39	(1.92)	(0.14)	1.58

Less dividends and distributions from:
Net investment income	(0.33)	(0.13)	(0.22)	(0.21)	(0.23)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.04)	(0.31)	(0.34)	(1.78)	(0.23)

Net asset value, end of period	$12.69	$13.72	$9.64	$11.90	$13.82

Total return[2]	(0.32%)	45.88%	(16.75%)	(0.21%)	12.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,780	$7 [3]	$10 [3]	$22 [3]	$39 [3]
Ratio of expenses to average net assets[4]	2.04%	2.03%	2.00%	1.94%	1.93%
Ratio of net investment income to average net assets	0.64%	1.34%	1.76%	1.64%	1.72%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Equity Income Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				2/26/18 to
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18[1]
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.84	$14.33

Income (loss) from investment operations:
Net investment income[2]	0.21	0.27	0.30	0.31	0.03
Net realized and unrealized gain (loss)	(0.06)	4.23	(2.12)	(0.34)	(0.52)
Total from investment operations	0.15	4.50	(1.82)	(0.03)	(0.49)

Less dividends and distributions from:
Net investment income	(0.43)	(0.24)	(0.32)	(0.34)	— [3]
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.14)	(0.42)	(0.44)	(1.91)	— [3]

Net asset value, end of period	$12.73	$13.72	$9.64	$11.90	$13.84

Total return[4]	0.69%	47.25%	(16.01%)	0.57%	(3.40%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,732	$5 [5]	$4 [5]	$5 [5]	$6 [5]
Ratio of expenses to average net assets[6]	1.09%	1.09%	1.12%	1.14%[7]	1.17%[7]
Ratio of expenses to average net assets prior to fees waived[6]	1.49%	1.42%	1.45%	1.51%	1.32%
Ratio of net investment income to average net assets	1.53%	2.29%	2.53%	2.37%	2.32%
Ratio of net investment income to average net assets prior to fees waived	1.13%	1.96%	2.20%	2.00%	2.17%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	Expense ratio based on the period excluding reorganization expenses was 1.13%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Equity Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.73	$9.64	$11.91	$13.85	$12.48

Income (loss) from investment operations:
Net investment income[1]	0.24	0.29	0.33	0.34	0.37
Net realized and unrealized gain (loss)	(0.07)	4.24	(2.14)	(0.35)	1.34
Total from investment operations	0.17	4.53	(1.81)	(0.01)	1.71

Less dividends and distributions from:
Net investment income	(0.45)	(0.26)	(0.34)	(0.36)	(0.34)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.16)	(0.44)	(0.46)	(1.93)	(0.34)

Net asset value, end of period	$12.74	$13.73	$9.64	$11.91	$13.85

Total return[2]	0.81%[3]	47.60%[3]	(15.90%)[3]	0.78%[3]	13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$205,264	$268 [4]	$242 [4]	$374 [4]	$523 [4]
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.92%	0.93%	1.00%
Ratio of expenses to average net assets prior to fees waived[5]	0.94%	0.95%	0.95%	0.95%	1.00%
Ratio of net investment income to average net assets	1.72%	2.46%	2.76%	2.58%	2.75%
Ratio of net investment income to average net assets prior to fees waived	1.70%	2.43%	2.73%	2.56%	2.75%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Equity Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.73	$9.65	$11.91	$13.84	$12.48

Income (loss) from investment operations:
Net investment income[1]	0.15	0.22	0.26	0.25	0.28
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.33)	1.35
Total from investment operations	0.08	4.45	(1.87)	(0.08)	1.63

Less dividends and distributions from:
Net investment income	(0.38)	(0.19)	(0.27)	(0.28)	(0.27)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.09)	(0.37)	(0.39)	(1.85)	(0.27)

Net asset value, end of period	$12.72	$13.73	$9.65	$11.91	$13.84

Total return[2]	0.18%	46.59%	(16.36%)	0.22%	13.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$308 [3]	$— [3,4]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	1.54%	1.54%	1.53%	1.52%	1.58%
Ratio of net investment income to average net assets	1.09%	1.89%	2.14%	1.97%	2.07%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Rounded less than $500 thousands.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Equity Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.74	$9.65	$11.92	$13.86	$12.49

Income (loss) from investment operations:
Net investment income[1]	0.26	0.30	0.35	0.30	0.35
Net realized and unrealized gain (loss)	(0.06)	4.24	(2.14)	(0.29)	1.39
Total from investment operations	0.20	4.54	(1.79)	0.01	1.74

Less dividends and distributions from:
Net investment income	(0.47)	(0.27)	(0.36)	(0.38)	(0.37)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.18)	(0.45)	(0.48)	(1.95)	(0.37)

Net asset value, end of period	$12.76	$13.74	$9.65	$11.92	$13.86

Total return[2]	0.99%	47.70%	(15.76%)	0.93%	14.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,281	$24 [3]	$17 [3]	$22 [3]	$5 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.78%	0.86%
Ratio of net investment income to average net assets	1.90%	2.54%	2.87%	2.40%	2.58%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Equity Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$13.72	$9.64	$11.90	$13.84	$12.48

Income (loss) from investment operations:
Net investment income[1]	0.20	0.26	0.30	0.30	0.33
Net realized and unrealized gain (loss)	(0.07)	4.23	(2.13)	(0.34)	1.35
Total from investment operations	0.13	4.49	(1.83)	(0.04)	1.68

Less dividends and distributions from:
Net investment income	(0.42)	(0.23)	(0.31)	(0.33)	(0.32)
Net realized gain	(0.71)	(0.18)	(0.12)	(1.57)	—
Total dividends and distributions	(1.13)	(0.41)	(0.43)	(1.90)	(0.32)

Net asset value, end of period	$12.72	$13.72	$9.64	$11.90	$13.84

Total return[2]	0.53%	47.11%	(16.06%)	0.49%	13.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,612	$2 [3]	$5 [3]	$7 [3]	$9 [3]
Ratio of expenses to average net assets[4]	1.18%	1.18%	1.19%	1.21%[5]	1.23%[5]
Ratio of net investment income to average net assets	1.45%	2.25%	2.49%	2.30%	2.46%
Portfolio turnover	111%	39%	43%	28%	55%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.19%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$56.56	$37.75	$43.12	$46.78	$42.67

Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	(0.04)	0.05	0.09	0.25
Net realized and unrealized gain (loss)	1.81	21.67	(4.97)	1.02	7.26
Total from investment operations	1.89	21.63	(4.92)	1.11	7.51

Less dividends and distributions from:
Net investment income	(0.19)	—	(0.09)	(0.08)	(0.06)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.15)	(2.82)	(0.45)	(4.77)	(3.40)

Net asset value, end of period	$54.30	$56.56	$37.75	$43.12	$46.78

Total return[2]	2.84%	57.85%	(11.62%)	3.12%	17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$481,991	$531 [3]	$369 [3]	$477 [3]	$510 [3]
Ratio of expenses to average net assets[4]	1.27%	1.34%	1.36%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets	0.14%	(0.08%)	0.11%	0.19%	0.53%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$45.65	$31.11	$35.84	$39.93	$36.98

Income (loss) from investment operations:
Net investment loss[1]	(0.40)	(0.41)	(0.28)	(0.23)	(0.26)
Net realized and unrealized gain (loss)	1.51	17.77	(4.09)	0.83	6.42
Total from investment operations	1.11	17.36	(4.37)	0.60	6.16

Less dividends and distributions from:
Net realized gain	(3.60)	(2.82)	(0.36)	(4.69)	(3.21)
Total dividends and distributions	(3.60)	(2.82)	(0.36)	(4.69)	(3.21)

Net asset value, end of period	$43.16	$45.65	$31.11	$35.84	$39.93

Total return[2]	1.88%	56.45%	(12.42%)	2.33%	16.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,530	$5 [3]	$5 [3]	$9 [3]	$11 [3]
Ratio of expenses to average net assets[4]	2.22%	2.25%	2.24%	2.15%	2.18%
Ratio of net investment loss to average net assets	(0.84%)	(1.00%)	(0.76%)	(0.60%)	(0.65%)
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$58.10	$38.63	$44.10	$47.72	$43.44

Income (loss) from investment operations:
Net investment income[1]	0.20	0.10	0.18	0.24	0.25
Net realized and unrealized gain (loss)	1.89	22.20	(5.07)	1.05	7.53
Total from investment operations	2.09	22.30	(4.89)	1.29	7.78

Less dividends and distributions from:
Net investment income	(0.41)	(0.01)	(0.22)	(0.22)	(0.16)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.37)	(2.83)	(0.58)	(4.91)	(3.50)

Net asset value, end of period	$55.82	$58.10	$38.63	$44.10	$47.72

Total return[2]	3.09%[3]	58.28%[3]	(11.35%)[3]	3.43%[3]	18.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$379,099	$494 [4]	$346 [4]	$436 [4]	$437 [4]
Ratio of expenses to average net assets[5]	1.06%	1.06%	1.06%	1.06%	1.13%[6]
Ratio of expenses to average net assets prior to fees waived[5]	1.07%	1.09%	1.10%	1.08%	1.13%
Ratio of net investment income to average net assets	0.33%	0.19%	0.40%	0.50%	0.54%
Ratio of net investment income to average net assets prior to fees waived	0.32%	0.16%	0.36%	0.48%	0.54%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.11%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$55.69	$37.32	$42.69	$46.41	$42.41

Income (loss) from investment operations:
Net investment loss[1]	(0.15)	(0.21)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.78	21.40	(4.93)	1.02	7.39
Total from investment operations	1.63	21.19	(5.01)	0.97	7.32

Less dividends and distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gain	(3.81)	(2.82)	(0.36)	(4.69)	(3.32)
Total dividends and distributions	(3.82)	(2.82)	(0.36)	(4.69)	(3.32)

Net asset value, end of period	$53.50	$55.69	$37.32	$42.69	$46.41

Total return[2]	2.46%	57.33%	(11.92%)	2.82%	17.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$835	$1 [3]	$1 [3]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[4]	1.66%	1.68%	1.68%	1.67%	1.69%
Ratio of net investment loss to average net assets	(0.25%)	(0.42%)	(0.18%)	(0.10%)	(0.15%)
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$58.51	$38.85	$44.35	$47.99	$43.64

Income (loss) from investment operations:
Net investment income[1]	0.23	0.16	0.24	0.30	0.20
Net realized and unrealized gain (loss)	1.96	22.35	(5.10)	1.04	7.71
Total from investment operations	2.19	22.51	(4.86)	1.34	7.91

Less dividends and distributions from:
Net investment income	(0.53)	(0.03)	(0.28)	(0.29)	(0.22)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.49)	(2.85)	(0.64)	(4.98)	(3.56)

Net asset value, end of period	$56.21	$58.51	$38.85	$44.35	$47.99

Total return[2]	3.22%	58.50%	(11.26%)	3.59%	18.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,633	$19 [3]	$16 [3]	$19 [3]	$24 [3]
Ratio of expenses to average net assets[4]	0.91%	0.94%	0.94%	0.92%	0.95%
Ratio of net investment income to average net assets	0.37%	0.31%	0.53%	0.64%	0.42%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$56.88	$37.95	$43.35	$47.00	$42.86

Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	(0.05)	0.08	0.09	0.12
Net realized and unrealized gain (loss)	1.83	21.80	(5.03)	1.04	7.44
Total from investment operations	1.90	21.75	(4.95)	1.13	7.56

Less dividends and distributions from:
Net investment income	(0.19)	—	(0.09)	(0.09)	(0.08)
Net realized gain	(3.96)	(2.82)	(0.36)	(4.69)	(3.34)
Total dividends and distributions	(4.15)	(2.82)	(0.45)	(4.78)	(3.42)

Net asset value, end of period	$54.63	$56.88	$37.95	$43.35	$47.00

Total return[2]	2.85%[3]	57.86%[3]	(11.63%)[3]	3.17%	17.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,962	$3 [4]	$2 [4]	$5 [4]	$10 [4]
Ratio of expenses to average net assets[5]	1.28%	1.34%	1.36%	1.33%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.32%	1.36%	1.38%	1.33%	1.36%
Ratio of net investment income (loss) to average net assets	0.11%	(0.09%)	0.19%	0.20%	0.25%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.07%	(0.11%)	0.17%	0.20%	0.25%
Portfolio turnover	45%	32%	26%	54%	46%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Government Money Market Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	—	[2]	—	[2]	0.01	0.01	—	[2]
Net realized and unrealized gain	—	[2]	—	[2]	— [2]	— [2]	—	[2]
Total from investment operations	—	[2]	—	[2]	0.01	0.01	—	[2]

Less dividends and distributions from:
Net investment income	—	[2]	—	[2]	(0.01)	(0.01)	—	[2]
Net realized gain	—	[2]	—	[2]	— [2]	— [2]	—	[2]
Total dividends and distributions	—	[2]	—	[2]	(0.01)	(0.01)	—	[2]

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[3]	0.02%[4]		0.04%[4]		1.31%	1.40%	0.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,461		$183	[5]	$160 [5]	$132 [5]	$135	[5]
Ratio of expenses to average net assets[6]	0.07%		0.23%		0.77%	0.78%	0.66%
Ratio of expenses to average net assets prior to fees waived[6]	0.65%		0.65%		0.77%	0.78%	0.66%
Ratio of net investment income to average net assets	0.01%		0.04%		1.29%	1.39%	0.55%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.57%)		(0.38%)		1.29%	1.39%	0.55%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Government Money Market Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21		3/31/20		3/31/19	3/31/18
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	—	[2]	—	[2]	—	[2]	0.01	—	[2]
Net realized and unrealized gain	—	[2]	—		—		— [2]	—	[2]
Total from investment operations	—	[2]	—	[2]	—	[2]	0.01	—	[2]

Less dividends and distributions from:
Net investment income	—	[2]	—	[2]	—	[2]	(0.01)	—	[2]
Net realized gain	—	[2]	—		—		—	—	[2]
Total dividends and distributions	—	[2]	—	[2]	—	[2]	(0.01)	—	[2]

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return[3]	0.02%[4]		0.01%[4]		0.44%		0.63%	0.02%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,859		$4	[5]	$17	[5]	$11 [5]	$22	[5]
Ratio of expenses to average net assets[6]	0.07%		0.36%		1.63%		1.54%	1.18%
Ratio of expenses to average net assets prior to fees waived[6]	1.61%		1.55%		1.63%		1.54%	1.61%
Ratio of net investment income to average net assets	0.01%		0.01%		0.45%		0.61%	0.02%
Ratio of net investment income (loss) to average net assets prior to fees waived	(1.53%)		(1.18%)		0.45%		0.61%	(0.41%)

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Government Money Market Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21		3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income[1]	—	[2]	—	[2]	0.02	0.01	—	[2]
Net realized and unrealized gain	—	[2]	—		—	— [2]	—	[2]
Total from investment operations	—	[2]	—	[2]	0.02	0.01	—	[2]

Less dividends and distributions from:
Net investment income	—	[2]	—	[2]	(0.02)	(0.01)	—	[2]
Net realized gain	—	[2]	—		—	—	—	[2]
Total dividends and distributions	—	[2]	—	[2]	(0.02)	(0.01)	—	[2]

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return[3]	0.02%[4]		0.06%[4]		1.56%[4]	1.55%[4]	0.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,696		$11	[5]	$9 [5]	$7 [5]	$6	[5]
Ratio of expenses to average net assets[6]	0.07%		0.21%		0.51%	0.62%	0.71%
Ratio of expenses to average net assets prior to fees waived[6]	0.73%		0.64%		0.68%	0.72%	0.71%
Ratio of net investment income to average net assets	0.01%		0.05%		1.54%	1.56%	0.49%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.65%)		(0.38%)		1.37%	1.46%	0.49%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Government Money Market Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended					7/5/17 to
	3/31/22		3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	—	[2]	0.01	0.02	0.02	—	[2]
Net realized and unrealized loss	—	[2]	(0.01)	—	— [2]	—	[2]
Total from investment operations	—	[2]	— [2]	0.02	0.02	—	[2]

Less dividends and distributions from:
Net investment income	—	[2]	— [2]	(0.02)	(0.02)	—	[2]
Net realized gain	—	[2]	—	—	—	—	[2]
Total dividends and distributions	—	[2]	— [2]	(0.02)	(0.02)	—	[2]

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return[3]	0.02%[4]		0.07%[4]	1.57%	1.68%	0.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250		$— [5,6]	$8 [5]	$7 [5]	$8	[5]
Ratio of expenses to average net assets[7]	0.07%		0.34%	0.52%	0.50%	0.40%[8]
Ratio of expenses to average net assets prior to fees waived[7]	0.57%		0.45%	0.52%	0.50%	0.40%[8]
Ratio of net investment income to average net assets	0.02%		0.53%	1.55%	1.66%	1.03%[8]
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.48%)		0.42%	1.55%	1.66%	1.03%[8]

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Rounded less than $500 thousands.
[7]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[8]	Annualized

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.46	0.41	0.49	0.50	0.53
Net realized and unrealized gain (loss)	(0.38)	1.21	(1.29)	(0.29)	(0.12)
Total from investment operations	0.08	1.62	(0.80)	0.21	0.41

Less dividends and distributions from:
Net investment income	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	1.09%[3]	28.16%	(12.03%)	2.93%	5.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,576,813	$1,816 [4]	$1,465 [4]	$1,930 [4]	$2,221 [4]
Ratio of expenses to average net assets[5]	0.95%	0.97%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	6.44%	6.16%	6.89%	6.81%	7.02%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.40	0.36	0.44	0.45	0.45
Net realized and unrealized gain (loss)	(0.37)	1.22	(1.29)	(0.29)	(0.09)
Total from investment operations	0.03	1.58	(0.85)	0.16	0.36

Less dividends and distributions from:
Net investment income	(0.40)	(0.39)	(0.44)	(0.45)	(0.47)
Total dividends and distributions	(0.40)	(0.39)	(0.44)	(0.45)	(0.47)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	0.38%[3,4]	27.28%[4]	(12.66%)[4]	2.21%	4.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$221,601	$321 [5]	$447 [5]	$683 [5]	$817 [5]
Ratio of expenses to average net assets[6]	1.66%	1.66%	1.66%	1.66%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.70%	1.70%	1.68%	1.66%	1.66%
Ratio of net investment income to average net assets	5.72%	5.50%	6.17%	6.10%	5.94%
Ratio of net investment income to average net assets prior to fees waived	5.68%	5.46%	6.15%	6.10%	5.94%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.45	0.41	0.48	0.49	0.48
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.09)
Total from investment operations	0.08	1.62	(0.81)	0.20	0.39

Less dividends and distributions from:
Net investment income	(0.45)	(0.43)	(0.48)	(0.49)	(0.50)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.45)	(0.43)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	1.01%[3]	28.07%	(12.14%)	2.79%	5.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,255	$9 [4]	$8 [4]	$9 [4]	$10 [4]
Ratio of expenses to average net assets[5]	1.04%	1.04%	1.07%	1.09%	1.13%
Ratio of expenses to average net assets prior to fees waived[5]	1.29%	1.21%	1.22%	1.24%	1.21%
Ratio of net investment income to average net assets	6.35%	6.09%	6.77%	6.68%	6.38%
Ratio of net investment income to average net assets prior to fees waived	6.10%	5.92%	6.62%	6.53%	6.30%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.47	0.43	0.50	0.52	0.53
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.10)
Total from investment operations	0.10	1.64	(0.79)	0.23	0.43

Less dividends and distributions from:
Net investment income	(0.47)	(0.45)	(0.50)	(0.52)	(0.54)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.47)	(0.45)	(0.50)	(0.52)	(0.54)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	1.31%[3]	28.44%	(11.83%)	3.18%	5.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,454,150	$1,868 [4]	$1,487 [4]	$2,058 [4]	$2,156 [4]
Ratio of expenses to average net assets[5]	0.74%	0.75%	0.73%	0.72%	0.72%
Ratio of net investment income to average net assets	6.66%	6.38%	7.11%	7.05%	6.99%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22		3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10		$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.43		0.39	0.46	0.47	0.48
Net realized and unrealized gain (loss)	(0.37)		1.21	(1.29)	(0.29)	(0.10)
Total from investment operations	0.06		1.60	(0.83)	0.18	0.38

Less dividends and distributions from:
Net investment income	(0.43)		(0.41)	(0.46)	(0.47)	(0.49)
Net realized gain	—		—	—	—	—
Total dividends and distributions	(0.43)		(0.41)	(0.46)	(0.47)	(0.49)

Net asset value, end of period	$6.73		$7.10	$5.91	$7.20	$7.49

Total return[2]	0.71	%3	27.67%	(12.36%)	2.58%	5.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,613		$48 [4]	$45 [4]	$62 [4]	$65 [4]
Ratio of expenses to average net assets[5]	1.34%		1.35%	1.32%	1.30%	1.30%
Ratio of net investment income to average net assets	6.05%		5.79%	6.52%	6.47%	6.26%
Portfolio turnover	48%		59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.48	0.44	0.51	0.53	0.53
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.09)
Total from investment operations	0.11	1.65	(0.78)	0.24	0.44

Less dividends and distributions from:
Net investment income	(0.48)	(0.46)	(0.51)	(0.53)	(0.55)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.48)	(0.46)	(0.51)	(0.53)	(0.55)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	1.45%[3]	28.63%	(11.69%)	3.35%	5.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,630	$67 [4]	$64 [4]	$71 [4]	$45 [4]
Ratio of expenses to average net assets[5]	0.60%	0.60%	0.58%	0.56%	0.57%
Ratio of net investment income to average net assets	6.78%	6.54%	7.27%	7.22%	7.02%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$7.10	$5.91	$7.20	$7.49	$7.60

Income (loss) from investment operations:
Net investment income[1]	0.45	0.41	0.49	0.50	0.50
Net realized and unrealized gain (loss)	(0.37)	1.21	(1.29)	(0.29)	(0.09)
Total from investment operations	0.08	1.62	(0.80)	0.21	0.41

Less dividends and distributions from:
Net investment income	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)
Return of capital	—	—	—	—	—
Total dividends and distributions	(0.45)	(0.43)	(0.49)	(0.50)	(0.52)

Net asset value, end of period	$6.73	$7.10	$5.91	$7.20	$7.49

Total return[2]	1.09%[3]	28.17%	(12.03%)	2.94%	5.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,847	$138 [4]	$133 [4]	$239 [4]	$329 [4]
Ratio of expenses to average net assets[5]	0.96%	0.97%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.99%	1.00%	0.98%	0.96%	0.96%
Ratio of net investment income to average net assets	6.37%	6.17%	6.87%	6.80%	6.63%
Ratio of net investment income to average net assets prior to fees waived	6.34%	6.14%	6.84%	6.79%	6.62%
Portfolio turnover	48%	59%	30%	41%	39%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Payments from affiliates had no impact on net asset value and total return. See Note 2 in “Notes to financial statements” for additional information.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.82	$13.29	$16.75	$19.98	$17.97

Income (loss) from investment operations:
Net investment income[1]	0.18	0.23	0.26	0.35	0.25
Net realized and unrealized gain (loss)	(0.41)	6.48	(3.30)	(2.11)	1.96
Total from investment operations	(0.23)	6.71	(3.04)	(1.76)	2.21
Less dividends and distributions from:
Net investment income	(0.50)	(0.18)	(0.42)	(0.36)	(0.20)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.50)	(0.18)	(0.42)	(1.47)	(0.20)

Net asset value, end of period	$19.09	$19.82	$13.29	$16.75	$19.98

Total return[2]	(1.28%)[3]	50.62%[3]	(18.72%)[3]	(8.57%)[3]	12.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$329,081	$388 [4]	$322 [4]	$568 [4]	$677 [4]
Ratio of expenses to average net assets[5]	1.23%	1.23%	1.25%	1.26%	1.25%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.35%	1.31%	1.27%	1.25%
Ratio of net investment income to average net assets	0.89%	1.33%	1.57%	1.90%	1.27%
Ratio of net investment income to average net assets prior to fees waived	0.76%	1.21%	1.51%	1.89%	1.27%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.33	$11.65	$14.75	$17.77	$16.02

Income (loss) from investment operations:
Net investment income[1]	0.04	0.09	0.14	0.20	0.11
Net realized and unrealized gain (loss)	(0.36)	5.68	(2.91)	(1.87)	1.74
Total from investment operations	(0.32)	5.77	(2.77)	(1.67)	1.85

Less dividends and distributions from:
Net investment income	(0.39)	(0.09)	(0.33)	(0.24)	(0.10)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.39)	(0.09)	(0.33)	(1.35)	(0.10)

Net asset value, end of period	$16.62	$17.33	$11.65	$14.75	$17.77

Total return[2]	(1.97%)[3]	49.63%[3]	(19.30%)[3]	(9.14%)[3]	11.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,987	$67 [4]	$77 [4]	$163 [4]	$240 [4]
Ratio of expenses to average net assets[5]	1.92%	1.92%	1.93%	1.91%	1.93%
Ratio of expenses to average net assets prior to fees waived[5]	2.06%	2.05%	1.99%	1.92%	1.93%
Ratio of net investment income to average net assets	0.23%	0.58%	0.94%	1.24%	0.62%
Ratio of net investment income to average net assets prior to fees waived	0.09%	0.45%	0.88%	1.23%	0.62%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.98	$13.40	$16.88	$20.11	$18.09

Income (loss) from investment operations:
Net investment income[1]	0.19	0.24	0.26	0.34	0.24
Net realized and unrealized gain (loss)	(0.41)	6.53	(3.32)	(2.11)	1.98
Total from investment operations	(0.22)	6.77	(3.06)	(1.77)	2.22

Less dividends and distributions from:
Net investment income	(0.51)	(0.19)	(0.42)	(0.35)	(0.20)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.51)	(0.19)	(0.42)	(1.46)	(0.20)

Net asset value, end of period	$19.25	$19.98	$13.40	$16.88	$20.11

Total return[2]	(1.22%)	50.64%	(18.70%)	(8.62%)	12.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,487	$7 [3]	$6 [3]	$7 [3]	$8 [3]
Ratio of expenses to average net assets[4]	1.17%	1.18%	1.24%	1.29%	1.28%
Ratio of expenses to average net assets prior to fees waived[4]	1.64%	1.57%	1.55%	1.51%	1.51%
Ratio of net investment income to average net assets	0.91%	1.39%	1.56%	1.83%	1.22%
Ratio of net investment income to average net assets prior to fees waived	0.44%	1.00%	1.25%	1.61%	0.99%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.98	$13.39	$16.86	$20.10	$18.07

Income (loss) from investment operations:
Net investment income[1]	0.28	0.29	0.35	0.42	0.31
Net realized and unrealized gain (loss)	(0.42)	6.55	(3.32)	(2.12)	1.98
Total from investment operations	(0.14)	6.84	(2.97)	(1.70)	2.29

Less dividends and distributions from:
Net investment income	(0.60)	(0.25)	(0.50)	(0.43)	(0.26)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.60)	(0.25)	(0.50)	(1.54)	(0.26)

Net asset value, end of period	$19.24	$19.98	$13.39	$16.86	$20.10

Total return[2]	(0.88%)[3]	51.27%[3]	(18.30%)[3]	(8.20%)[3]	12.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,024,716	$1,408 [4]	$1,483 [4]	$3,149 [4]	$4,136 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%	0.79%	0.85%	0.94%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.03%	0.98%	0.95%	0.94%
Ratio of net investment income to average net assets	1.34%	1.72%	2.08%	2.27%	1.59%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.48%	1.89%	2.17%	1.59%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.80	$13.29	$16.75	$19.97	$17.96

Income (loss) from investment operations:
Net investment income[1]	0.12	0.17	0.20	0.29	0.17
Net realized and unrealized gain (loss)	(0.41)	6.48	(3.28)	(2.10)	1.99
Total from investment operations	(0.29)	6.65	(3.08)	(1.81)	2.16

Less dividends and distributions from:
Net investment income	(0.44)	(0.14)	(0.38)	(0.30)	(0.15)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.44)	(0.14)	(0.38)	(1.41)	(0.15)

Net asset value, end of period	$19.07	$19.80	$13.29	$16.75	$19.97

Total return[2]	(1.57%)[3]	50.08%[3]	(18.93%)[3]	(8.82%)[3]	12.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,807	$55 [4]	$47 [4]	$104 [4]	$117 [4]
Ratio of expenses to average net assets[5]	1.53%	1.53%	1.53%	1.53%	1.53%
Ratio of expenses to average net assets prior to fees waived[5]	1.63%	1.62%	1.57%	1.54%	1.53%
Ratio of net investment income to average net assets	0.58%	1.02%	1.21%	1.60%	0.85%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.93%	1.17%	1.59%	0.85%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$20.03	$13.43	$16.91	$20.16	$18.13

Income (loss) from investment operations:
Net investment income[1]	0.29	0.29	0.36	0.43	0.30
Net realized and unrealized gain (loss)	(0.42)	6.56	(3.34)	(2.12)	2.02
Total from investment operations	(0.13)	6.85	(2.98)	(1.69)	2.32

Less dividends and distributions from:
Net investment income	(0.60)	(0.25)	(0.50)	(0.45)	(0.29)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.60)	(0.25)	(0.50)	(1.56)	(0.29)

Net asset value, end of period	$19.30	$20.03	$13.43	$16.91	$20.16

Total return[2]	(0.83%)[3]	51.19%[3]	(18.31%)[3]	(8.12%)[3]	12.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$347,008	$497 [4]	$620 [4]	$1,437 [4]	$1,597 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.88%	0.83%	0.80%	0.79%
Ratio of net investment income to average net assets	1.37%	1.69%	2.09%	2.35%	1.49%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.60%	2.05%	2.34%	1.49%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.98	$13.39	$16.87	$20.12	$18.09

Income (loss) from investment operations:
Net investment income[1]	0.21	0.22	0.27	0.37	0.26
Net realized and unrealized gain (loss)	(0.43)	6.56	(3.32)	(2.14)	1.98
Total from investment operations	(0.22)	6.78	(3.05)	(1.77)	2.24

Less dividends and distributions from:
Net investment income	(0.52)	(0.19)	(0.43)	(0.37)	(0.21)
Net realized gain	—	—	—	(1.11)	—
Total dividends and distributions	(0.52)	(0.19)	(0.43)	(1.48)	(0.21)

Net asset value, end of period	$19.24	$19.98	$13.39	$16.87	$20.12

Total return[2]	(1.26%)[3]	50.76%[3]	(18.65%)[3]	(8.55%)	12.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$49,433	$91 [4]	$176 [4]	$377 [4]	$487 [4]
Ratio of expenses to average net assets[5]	1.18%	1.17%	1.18%	1.19%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.28%	1.29%	1.23%	1.19%	1.19%
Ratio of net investment income to average net assets	0.99%	1.33%	1.62%	1.99%	1.32%
Ratio of net investment income to average net assets prior to fees waived	0.89%	1.21%	1.57%	1.99%	1.32%
Portfolio turnover	71%	76%	62%	52%	48%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.54	$11.08	$14.93	$18.08	$17.15

Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.32	0.16	0.08
Net realized and unrealized gain (loss)	(1.76)	7.48	(3.81)	(1.33)	1.00
Total from investment operations	(1.55)	7.64	(3.49)	(1.17)	1.08

Less dividends and distributions from:
Net investment income	(0.42)	(0.18)	(0.36)	(0.07)	(0.15)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.42)	(0.18)	(0.36)	(1.98)	(0.15)

Net asset value, end of period	$16.57	$18.54	$11.08	$14.93	$18.08

Total return[2]	(8.50%)	69.18%[3]	(24.08%)[3]	(6.19%)[3]	6.30%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,118	$66 [4]	$45 [4]	$75 [4]	$96 [4]
Ratio of expenses to average net assets[5]	1.45%	1.55%	1.56%	1.55%	1.59%
Ratio of expenses to average net assets prior to fees waived[5]	1.45%	1.76%	1.77%	1.75%	1.75%
Ratio of net investment income to average net assets	1.13%	1.08%	2.19%	0.99%	0.47%
Ratio of net investment income to average net assets prior to fees waived	1.13%	0.87%	1.98%	0.79%	0.31%
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$17.16	$10.28	$13.89	$16.99	$16.12

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.02	0.22	0.06	(0.03)
Net realized and unrealized gain (loss)	(1.62)	6.95	(3.55)	(1.25)	0.94
Total from investment operations	(1.58)	6.97	(3.33)	(1.19)	0.91

Less dividends and distributions from:
Net investment income	(0.29)	(0.09)	(0.28)	—	(0.04)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.29)	(0.09)	(0.28)	(1.91)	(0.04)

Net asset value, end of period	$15.29	$17.16	$10.28	$13.89	$16.99

Total return[2]	(9.30%)	67.92%[3]	(24.55%)[3]	(6.74%)[3]	5.65%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$650	$1 [4]	$1 [4]	$2 [4]	$3 [4]
Ratio of expenses to average net assets[5]	2.28%	2.31%	2.20%	2.13%	2.19%
Ratio of expenses to average net assets prior to fees waived[5]	2.28%	2.52%	2.41%	2.33%	2.35%
Ratio of net investment income (loss) to average net assets	0.23%	0.18%	1.57%	0.39%	(0.18%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.23%	(0.03%)	1.36%	0.19%	(0.34%)
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.05	$11.37	$15.30	$18.48	$17.53

Income (loss) from investment operations:
Net investment income[1]	0.30	0.22	0.39	0.24	0.17
Net realized and unrealized gain (loss)	(1.83)	7.70	(3.89)	(1.37)	1.01
Total from investment operations	(1.53)	7.92	(3.50)	(1.13)	1.18

Less dividends and distributions from:
Net investment income	(0.49)	(0.24)	(0.43)	(0.14)	(0.23)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.49)	(0.24)	(0.43)	(2.05)	(0.23)

Net asset value, end of period	$17.03	$19.05	$11.37	$15.30	$18.48

Total return[2]	(8.21%)	69.97%[3]	(23.71%)[3]	(5.79%)[3]	6.73%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,566	$92 [4]	$74 [4]	$95 [4]	$77 [4]
Ratio of expenses to average net assets[5]	1.08%	1.12%	1.11%	1.12%	1.16%
Ratio of expenses to average net assets prior to fees waived[5]	1.08%	1.33%	1.32%	1.32%	1.32%
Ratio of net investment income to average net assets	1.54%	1.48%	2.60%	1.43%	0.91%
Ratio of net investment income to average net assets prior to fees waived	1.54%	1.27%	2.39%	1.23%	0.75%
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.50	$11.06	$14.90	$18.05	$17.13

Income (loss) from investment operations:
Net investment income[1]	0.50	0.14	0.30	0.14	0.06
Net realized and unrealized gain (loss)	(2.10)	7.47	(3.79)	(1.33)	0.99
Total from investment operations	(1.60)	7.61	(3.49)	(1.19)	1.05

Less dividends and distributions from:
Net investment income	(0.38)	(0.17)	(0.35)	(0.05)	(0.13)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.38)	(0.17)	(0.35)	(1.96)	(0.13)

Net asset value, end of period	$16.52	$18.50	$11.06	$14.90	$18.05

Total return[2]	(8.79%)	68.98%[3]	(24.13%)[3]	(6.33%)[3]	6.13%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6	$— [4,5]	$— [4,5]	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.75%	1.69%	1.67%	1.69%	1.72%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.90%	1.88%	1.89%	1.88%
Ratio of net investment income to average net assets	2.66%	0.98%	2.03%	0.85%	0.32%
Ratio of net investment income to average net assets prior to fees waived	2.66%	0.77%	1.82%	0.65%	0.16%
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$19.11	$11.40	$15.34	$18.53	$17.57

Income (loss) from investment operations:
Net investment income[1]	0.32	0.24	0.43	0.28	0.21
Net realized and unrealized gain (loss)	(1.83)	7.74	(3.91)	(1.39)	1.01
Total from investment operations	(1.51)	7.98	(3.48)	(1.11)	1.22

Less dividends and distributions from:
Net investment income	(0.52)	(0.27)	(0.46)	(0.17)	(0.26)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.52)	(0.27)	(0.46)	(2.08)	(0.26)

Net asset value, end of period	$17.08	$19.11	$11.40	$15.34	$18.53

Total return[2]	(8.08%)	70.31%[3]	(23.58%)[3]	(5.66%)[3]	6.94%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,050	$90 [4]	$84 [4]	$105 [4]	$— [4,5]
Ratio of expenses to average net assets[6]	0.92%	0.94%	0.93%	0.91%	0.99%
Ratio of expenses to average net assets prior to fees waived[6]	0.92%	1.15%	1.14%	1.11%	1.15%
Ratio of net investment income to average net assets	1.69%	1.62%	2.84%	1.72%	1.18%
Ratio of net investment income to average net assets prior to fees waived	1.69%	1.41%	2.63%	1.52%	1.02%
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.85	$11.26	$15.16	$18.33	$17.39

Income (loss) from investment operations:
Net investment income[1]	0.23	0.20	0.38	0.20	0.12
Net realized and unrealized gain (loss)	(1.79)	7.60	(3.89)	(1.36)	1.01
Total from investment operations	(1.56)	7.80	(3.51)	(1.16)	1.13

Less dividends and distributions from:
Net investment income	(0.44)	(0.21)	(0.39)	(0.10)	(0.19)
Net realized gain	—	—	—	(1.91)	—
Total dividends and distributions	(0.44)	(0.21)	(0.39)	(2.01)	(0.19)

Net asset value, end of period	$16.85	$18.85	$11.26	$15.16	$18.33

Total return[2]	(8.43%)	69.55%[3]	(23.93%)[3]	(6.04%)[3]	6.48%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$953	$1 [4]	$1 [4]	$2 [4]	$2 [4]
Ratio of expenses to average net assets[5]	1.34%	1.36%	1.41%	1.36%	1.39%
Ratio of expenses to average net assets prior to fees waived[5]	1.34%	1.57%	1.62%	1.56%	1.55%
Ratio of net investment income to average net assets	1.23%	1.32%	2.52%	1.17%	0.66%
Ratio of net investment income to average net assets prior to fees waived	1.23%	1.11%	2.31%	0.97%	0.50%
Portfolio turnover	119%	20%	26%	85%	33%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.35	$20.52	$22.73	$22.65	$19.17

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.07)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain	5.20	10.80	0.85	2.87	4.46
Total from investment operations	5.08	10.73	0.83	2.86	4.45

Less dividends and distributions from:
Net realized gain	(3.32)	(1.90)	(3.04)	(2.78)	(0.97)
Total dividends and distributions	(3.32)	(1.90)	(3.04)	(2.78)	(0.97)

Net asset value, end of period	$31.11	$29.35	$20.52	$22.73	$22.65

Total return[2]	16.52%	52.78%	2.18%	13.65%	23.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,834,191	$2,740 [3]	$1,936 [3]	$2,113 [3]	$1,778 [3]
Ratio of expenses to average net assets[4]	0.94%	0.98%	1.01%	1.04%	1.13%
Ratio of net investment loss to average net assets	(0.36%)	(0.24%)	(0.07%)	(0.04%)	(0.05%)
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.15	$15.94	$18.30	$18.87	$16.22

Income (loss) from investment operations:
Net investment loss[1]	(0.30)	(0.22)	(0.17)	(0.15)	(0.15)
Net realized and unrealized gain	3.96	8.33	0.75	2.33	3.77
Total from investment operations	3.66	8.11	0.58	2.18	3.62

Less dividends and distributions from:
Net realized gain	(3.03)	(1.90)	(2.94)	(2.75)	(0.97)
Total dividends and distributions	(3.03)	(1.90)	(2.94)	(2.75)	(0.97)

Net asset value, end of period	$22.78	$22.15	$15.94	$18.30	$18.87

Total return[2]	15.55%	51.46%	1.38%	12.75%	22.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,666	$69 [3]	$69 [3]	$88 [3]	$84 [3]
Ratio of expenses to average net assets[4]	1.80%	1.82%	1.83%	1.81%	1.86%
Ratio of net investment loss to average net assets	(1.23%)	(1.07%)	(0.89%)	(0.81%)	(0.82%)
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.21	$20.45	$22.67	$22.62	$19.15

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.10)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain	5.18	10.76	0.85	2.87	4.46
Total from investment operations	5.01	10.66	0.80	2.83	4.44

Less dividends and distributions from:
Net realized gain	(3.25)	(1.90)	(3.02)	(2.78)	(0.97)
Total dividends and distributions	(3.25)	(1.90)	(3.02)	(2.78)	(0.97)

Net asset value, end of period	$30.97	$29.21	$20.45	$22.67	$22.62

Total return[2]	16.38%[3]	52.61%	2.05%[3]	13.52%[3]	23.43%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,155	$31 [4]	$20 [4]	$19 [4]	$16 [4]
Ratio of expenses to average net assets[5]	1.09%	1.10%	1.14%	1.15%	1.15%
Ratio of expenses to average net assets prior to fees waived[5]	1.10%	1.10%	1.15%	1.19%	1.28%
Ratio of net investment loss to average net assets	(0.52%)	(0.36%)	(0.20%)	(0.16%)	(0.11%)
Ratio of net investment loss to average net assets prior to fees waived	(0.53%)	(0.36%)	(0.21%)	(0.20%)	(0.24%)
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$31.48	$21.90	$24.09	$23.80	$20.08

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.03	0.06	0.06	0.04
Net realized and unrealized gain	5.56	11.52	0.89	3.03	4.69
Total from investment operations	5.54	11.55	0.95	3.09	4.73

Less dividends and distributions from:
Net investment income	—	(0.01)	(0.07)	—	(0.04)
Net realized gain	(3.41)	(1.96)	(3.07)	(2.80)	(0.97)
Total dividends and distributions	(3.41)	(1.97)	(3.14)	(2.80)	(1.01)

Net asset value, end of period	$33.61	$31.48	$21.90	$24.09	$23.80

Total return[2]	16.87%[3]	53.25%[3]	2.51%[3]	13.99%[3]	23.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,626,992	$2,527 [4]	$1,819 [4]	$1,970 [4]	$1,580 [4]
Ratio of expenses to average net assets[5]	0.64%	0.64%	0.69%	0.73%	0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.77%	0.79%	0.80%	0.82%	0.88%
Ratio of net investment income (loss) to average net assets	(0.06%)	0.09%	0.24%	0.27%	0.18%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.19%)	(0.06%)	0.13%	0.18%	0.18%
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.57	$19.43	$21.69	$21.79	$18.54

Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.16)	(0.10)	(0.09)	(0.09)
Net realized and unrealized gain	4.89	10.20	0.82	2.74	4.31
Total from investment operations	4.65	10.04	0.72	2.65	4.22

Less dividends and distributions from:
Net realized gain	(3.13)	(1.90)	(2.98)	(2.75)	(0.97)
Total dividends and distributions	(3.13)	(1.90)	(2.98)	(2.75)	(0.97)

Net asset value, end of period	$29.09	$27.57	$19.43	$21.69	$21.79

Total return[2]	16.07%	52.17%	1.75%	13.22%	23.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,298	$13 [3]	$13 [3]	$18 [3]	$23 [3]
Ratio of expenses to average net assets[4]	1.37%	1.38%	1.40%	1.40%	1.46%
Ratio of net investment loss to average net assets	(0.79%)	(0.63%)	(0.46%)	(0.40%)	(0.42%)
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$31.71	$22.05	$24.25	$23.91	$20.18

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.03	0.07	0.08	0.07
Net realized and unrealized gain	5.61	11.61	0.89	3.04	4.72
Total from investment operations	5.59	11.64	0.96	3.12	4.79

Less dividends and distributions from:
Net investment income	—	(0.02)	(0.09)	—	(0.09)
Net realized gain	(3.41)	(1.96)	(3.07)	(2.78)	(0.97)
Total dividends and distributions	(3.41)	(1.98)	(3.16)	(2.78)	(1.06)

Net asset value, end of period	$33.89	$31.71	$22.05	$24.25	$23.91

Total return[2]	16.90%	53.28%	2.54%	14.06%	24.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,623	$164 [3]	$107 [3]	$108 [3]	$100 [3]
Ratio of expenses to average net assets[4]	0.64%	0.64%	0.66%	0.66%	0.72%
Ratio of net investment income (loss) to average net assets	(0.06%)	0.10%	0.28%	0.33%	0.30%
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$30.36	$21.18	$23.37	$23.24	$19.63

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.07)	(0.02)	(0.01)	— [2]
Net realized and unrealized gain	5.37	11.15	0.86	2.94	4.58
Total from investment operations	5.24	11.08	0.84	2.93	4.58

Less dividends and distributions from:
Net realized gain	(3.31)	(1.90)	(3.03)	(2.80)	(0.97)
Total dividends and distributions	(3.31)	(1.90)	(3.03)	(2.80)	(0.97)

Net asset value, end of period	$32.29	$30.36	$21.18	$23.37	$23.24

Total return[3]	16.51%	52.78%	2.19%	13.61%	23.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,926	$31 [4]	$26 [4]	$38 [4]	$37 [4]
Ratio of expenses to average net assets[5]	0.95%	0.98%	1.01%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.04%	1.05%	1.06%	1.11%
Ratio of net investment loss to average net assets	(0.37%)	(0.24%)	(0.08%)	(0.05%)	(0.01%)
Ratio of net investment loss to average net assets prior to fees waived	(0.44%)	(0.30%)	(0.12%)	(0.06%)	(0.07%)
Portfolio turnover	12%	23%	33%	37%	37%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.43)	0.17	0.14	0.10	(0.15)
Total from investment operations	(0.32)	0.32	0.34	0.31	0.03

Less dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)
Total dividends and distributions	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(2.95%)	2.99%	3.14%	2.95%	0.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$348,269	$421 [3]	$381 [3]	$382 [3]	$431 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.91%	0.91%	0.89%
Ratio of net investment income to average net assets	0.98%	1.39%	1.86%	1.90%	1.69%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.02	0.07	0.12	0.13	0.10
Net realized and unrealized gain (loss)	(0.43)	0.17	0.13	0.10	(0.15)
Total from investment operations	(0.41)	0.24	0.25	0.23	(0.05)

Less dividends and distributions from:
Net investment income	(0.02)	(0.07)	(0.12)	(0.13)	(0.11)
Total dividends and distributions	(0.02)	(0.07)	(0.12)	(0.13)	(0.11)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(3.70%)	2.23%	2.36%	2.20%	(0.51%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,208	$25 [3]	$27 [3]	$45 [3]	$55 [3]
Ratio of expenses to average net assets[4]	1.67%	1.65%	1.67%	1.65%	1.66%
Ratio of net investment income to average net assets	0.22%	0.65%	1.12%	1.16%	0.92%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.20	0.20	0.17
Net realized and unrealized gain (loss)	(0.43)	0.17	0.13	0.10	(0.14)
Total from investment operations	(0.32)	0.32	0.33	0.30	0.03

Less dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.20)	(0.20)	(0.19)
Total dividends and distributions	(0.11)	(0.15)	(0.20)	(0.20)	(0.19)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(2.94%)	2.96%	3.11%	2.90%	0.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,400	$7 [3]	$8 [3]	$5 [3]	$4 [3]
Ratio of expenses to average net assets[4]	0.88%	0.93%	0.95%	0.95%	0.98%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	0.95%	1.00%	1.03%	1.02%
Ratio of net investment income to average net assets	0.99%	1.35%	1.82%	1.85%	1.60%
Ratio of net investment income to average net assets prior to fees waived	0.86%	1.33%	1.77%	1.77%	1.56%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.13	0.18	0.23	0.24	0.21
Net realized and unrealized gain (loss)	(0.43)	0.17	0.13	0.10	(0.16)
Total from investment operations	(0.30)	0.35	0.36	0.34	0.05

Less dividends and distributions from:
Net investment income	(0.13)	(0.18)	(0.23)	(0.24)	(0.21)
Total dividends and distributions	(0.13)	(0.18)	(0.23)	(0.24)	(0.21)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(2.76%)	3.21%	3.38%	3.19%	0.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,583	$596 [3]	$570 [3]	$677 [3]	$710 [3]
Ratio of expenses to average net assets[4]	0.68%	0.68%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	1.19%	1.61%	2.10%	2.14%	1.92%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.06	0.12	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.43)	0.16	0.14	0.10	(0.15)
Total from investment operations	(0.37)	0.28	0.30	0.27	(0.01)

Less dividends and distributions from:
Net investment income	(0.06)	(0.11)	(0.17)	(0.17)	(0.15)
Total dividends and distributions	(0.06)	(0.11)	(0.17)	(0.17)	(0.15)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(3.34%)	2.61%	2.76%	2.60%	(0.12%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$478	$— [3,4]	$1 [3]	$— [3,4]	$1 [3]
Ratio of expenses to average net assets[5]	1.29%	1.27%	1.28%	1.26%	1.26%
Ratio of net investment income to average net assets	0.59%	1.06%	1.47%	1.54%	1.32%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.15	0.20	0.24	0.25	0.22
Net realized and unrealized gain (loss)	(0.43)	0.17	0.14	0.10	(0.15)
Total from investment operations	(0.28)	0.37	0.38	0.35	(0.07)

Less dividends and distributions from:
Net investment income	(0.15)	(0.20)	(0.25)	(0.25)	(0.23)
Total dividends and distributions	(0.15)	(0.20)	(0.25)	(0.25)	(0.23)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(2.60%)	3.37%	3.54%	3.36%	0.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$140,580	$122 [3]	$130 [3]	$169 [3]	$85 [3]
Ratio of expenses to average net assets[4]	0.53%	0.53%	0.53%	0.51%	0.50%
Ratio of net investment income to average net assets	1.34%	1.77%	2.25%	2.30%	2.08%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.04	$10.87	$10.74	$10.64	$10.80

Income (loss) from investment operations:
Net investment income[1]	0.11	0.16	0.20	0.21	0.18
Net realized and unrealized gain (loss)	(0.43)	0.16	0.14	0.10	(0.15)
Total from investment operations	(0.32)	0.32	0.34	0.31	0.03

Less dividends and distributions from:
Net investment income	(0.11)	(0.15)	(0.21)	(0.21)	—
Total dividends and distributions	(0.11)	(0.15)	(0.21)	(0.21)	(0.19)

Net asset value, end of period	$10.61	$11.04	$10.87	$10.74	$10.64

Total return[2]	(2.95%)	2.99%	3.14%	2.95%	0.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,129	$3 [3]	$6 [3]	$7 [3]	$11 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.91%	0.91%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.93%	0.96%	0.91%	0.91%
Ratio of net investment income to average net assets	0.98%	1.45%	1.88%	1.89%	1.69%
Ratio of net investment income to average net assets prior to fees waived	0.94%	1.41%	1.83%	1.89%	1.67%
Portfolio turnover	88%	55%	61%	83%	24%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.52	$7.80	$10.18	$11.87	$10.58

Income (loss) from investment operations:
Net investment income[1]	0.26	0.08	0.18	0.14	0.14
Net realized and unrealized gain (loss)	(1.16)	4.73	(1.88)	(1.08)	1.44
Total from investment operations	(0.90)	4.81	(1.70)	(0.94)	1.58

Less dividends and distributions from:
Net investment income	(0.28)	(0.09)	(0.20)	(0.16)	(0.15)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.31)	(0.09)	(0.68)	(0.75)	(0.29)

Net asset value, end of period	$11.31	$12.52	$7.80	$10.18	$11.87

Total return[2]	(7.34%)[3]	61.81%[3]	(18.31%)[3]	(7.32%)[3]	14.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$51,379	$64 [4]	$45 [4]	$66 [4]	$84 [4]
Ratio of expenses to average net assets[5]	0.46%	0.46%	0.48%	0.49%	0.49%
Ratio of expenses to average net assets prior to fees waived[5]	0.59%	0.50%	0.51%	0.51%	0.49%
Ratio of net investment income to average net assets	2.06%	0.80%	1.82%	1.32%	1.17%
Ratio of net investment income to average net assets prior to fees waived	1.93%	0.76%	1.79%	1.30%	1.17%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.22	$7.53	$9.92	$11.64	$10.38

Income (loss) from investment operations:
Net investment income[1]	0.17	— [2]	0.10	0.06	0.07
Net realized and unrealized gain (loss)	(1.16)	4.73	(1.86)	(1.09)	1.41
Total from investment operations	(0.99)	4.73	(1.76)	(1.03)	1.48

Less dividends and distributions from:
Net investment income	(0.21)	(0.04)	(0.15)	(0.10)	(0.08)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.24)	(0.04)	(0.63)	(0.69)	(0.22)

Net asset value, end of period	$10.99	$12.22	$7.53	$9.92	$11.64

Total return[3]	(8.22%)[4]	62.89%[4]	(19.36%)[4]	(8.32%)[4]	14.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876	$1 [5]	$1 [5]	$2 [5]	$3 [5]
Ratio of expenses to average net assets[6]	1.25%	1.25%	1.29%	1.29%	1.28%
Ratio of expenses to average net assets prior to fees waived[6]	1.48%	1.36%	1.36%	1.31%	1.28%
Ratio of net investment income to average net assets	1.34%	0.01%	0.98%	0.58%	0.57%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.11%	(0.10%)	0.91%	0.56%	0.57%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.61	$7.87	$10.24	$11.93	$10.63

Income (loss) from investment operations:
Net investment income[1]	0.29	0.12	0.22	0.18	0.18
Net realized and unrealized gain (loss)	(1.16)	4.74	(1.88)	(1.09)	1.43
Total from investment operations	(0.87)	4.86	(1.66)	(0.91)	1.61

Less dividends and distributions from:
Net investment income	(0.31)	(0.12)	(0.23)	(0.19)	(0.17)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.34)	(0.12)	(0.71)	(0.78)	(0.31)

Net asset value, end of period	$11.40	$12.61	$7.87	$10.24	$11.93

Total return[2]	(7.08%)	61.80%	(17.91%)	(7.03%)	15.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,847	$112 [3]	$90 [3]	$109 [3]	$142 [3]
Ratio of expenses to average net assets[4]	0.16%	0.16%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[4]	0.20%	0.19%	0.19%	0.19%	0.18%
Ratio of net investment income to average net assets	2.23%	1.10%	2.19%	1.59%	1.55%
Ratio of net investment income to average net assets prior to fees waived	2.19%	1.07%	2.16%	1.56%	1.53%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.47	$7.75	$10.14	$11.83	$10.55

Income (loss) from investment operations:
Net investment income[1]	0.15	0.02	0.18	0.13	0.13
Net realized and unrealized gain (loss)	(1.08)	4.78	(1.90)	(1.08)	1.42
Total from investment operations	(0.93)	4.80	(1.72)	(0.95)	1.55

Less dividends and distributions from:
Net investment income	(0.26)	(0.08)	(0.19)	(0.15)	(0.13)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.29)	(0.08)	(0.67)	(0.74)	(0.27)

Net asset value, end of period	$11.25	$12.47	$7.75	$10.14	$11.83

Total return[2]	(7.58%)[3]	62.03%[3]	(18.59%)	(7.47%)[3]	14.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75	$— [4,5]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	0.67%	0.66%	0.67%	0.66%	0.66%
Ratio of expenses to average net assets prior to fees waived[6]	0.70%	0.67%	0.67%	0.67%	0.66%
Ratio of net investment income to average net assets	1.18%	0.23%	1.77%	1.16%	1.12%
Ratio of net investment income to average net assets prior to fees waived	1.15%	0.22%	1.77%	1.15%	1.12%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended				7/5/17 to
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18[1]
Net asset value, beginning of period	$12.62	$7.88	$10.25	$11.94	$11.17

Income (loss) from investment operations:
Net investment income[2]	0.23	0.12	0.23	0.19	0.17
Net realized and unrealized gain (loss)	(1.10)	4.74	(1.89)	(1.10)	0.90
Total from investment operations	(0.87)	4.86	(1.66)	(0.91)	1.07

Less dividends and distributions from:
Net investment income	(0.31)	(0.12)	(0.23)	(0.19)	(0.16)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.34)	(0.12)	(0.71)	(0.78)	(0.30)

Net asset value, end of period	$11.41	$12.62	$7.88	$10.25	$11.94

Total return[3]	(7.07%)[4]	61.72%[4]	(17.90%)[4]	(7.03%)[4]	9.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81	$1 [5]	$— [5,6]	$— [5,6]	$— [5,6]
Ratio of expenses to average net assets[7]	0.16%	0.16%	0.16%	0.16%	0.15%
Ratio of expenses to average net assets prior to fees waived[7]	0.21%	0.18%	0.19%	0.17%	0.15%
Ratio of net investment income to average net assets	1.82%	1.08%	2.25%	1.71%	1.89%
Ratio of net investment income to average net assets prior to fees waived	1.77%	1.06%	2.22%	1.70%	1.89%
Portfolio turnover	36%	17%	10%	71%	10%[8]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Rounded less than $500 thousands.
[7]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[8]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$12.53	$7.81	$10.18	$11.87	$10.58

Income (loss) from investment operations:
Net investment income[1]	0.28	0.09	0.10	0.16	0.15
Net realized and unrealized gain (loss)	(1.17)	4.73	(1.78)	(1.09)	1.43
Total from investment operations	(0.89)	4.82	(1.68)	(0.93)	1.58

Less dividends and distributions from:
Net investment income	(0.29)	(0.10)	(0.21)	(0.17)	(0.15)
Net realized gain	(0.03)	—	(0.48)	(0.59)	(0.14)
Total dividends and distributions	(0.32)	(0.10)	(0.69)	(0.76)	(0.29)

Net asset value, end of period	$11.32	$12.53	$7.81	$10.18	$11.87

Total return[2]	(7.27%)	61.81%	(18.15%)	(7.24%)	15.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135	$— [3,4]	$— [3,4]	$1 [3]	$1 [3]
Ratio of expenses to average net assets[5]	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to fees waived[5]	0.48%	0.44%	0.76%	0.43%	0.40%
Ratio of net investment income to average net assets	2.16%	0.82%	0.95%	1.44%	1.30%
Ratio of net investment income to average net assets prior to fees waived	2.06%	0.76%	0.57%	1.39%	1.28%
Portfolio turnover	36%	17%	10%	71%	10%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$37.42	$22.28	$25.28	$23.99	$20.81

Income (loss) from investment operations:
Net investment loss[1]	(0.29)	(0.23)	(0.15)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	0.11	19.03	(1.42)	3.56	5.11
Total from investment operations	(0.18)	18.80	(1.57)	3.43	5.00

Less dividends and distributions from:
Net realized gain	(4.93)	(3.66)	(1.43)	(2.14)	(1.82)
Total dividends and distributions	(4.93)	(3.66)	(1.43)	(2.14)	(1.82)

Net asset value, end of period	$32.31	$37.42	$22.28	$25.28	$23.99

Total return[2]	(1.90%)	85.37%[3]	(7.20%)[3]	15.72%[3]	24.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,158,678	$2,453 [4]	$1,391 [4]	$1,668 [4]	$1,600 [4]
Ratio of expenses to average net assets[5]	1.12%	1.16%	1.20%	1.23%	1.31%[6]
Ratio of expenses to average net assets prior to fees waived[5]	1.12%	1.17%	1.23%	1.25%	1.31%
Ratio of net investment loss to average net assets	(0.76%)	(0.68%)	(0.55%)	(0.53%)	(0.48%)
Ratio of net investment loss to average net assets prior to fees waived	(0.76%)	(0.69%)	(0.58%)	(0.55%)	(0.48%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.30%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.76	$18.26	$21.02	$20.44	$18.09

Income (loss) from investment operations:
Net investment loss[1]	(0.48)	(0.39)	(0.28)	(0.26)	(0.24)
Net realized and unrealized gain (loss)	0.20	15.51	(1.15)	2.98	4.41
Total from investment operations	(0.28)	15.12	(1.43)	2.72	4.17

Less dividends and distributions from:
Net realized gain	(4.74)	(3.62)	(1.33)	(2.14)	(1.82)
Total dividends and distributions	(4.74)	(3.62)	(1.33)	(2.14)	(1.82)

Net asset value, end of period	$24.74	$29.76	$18.26	$21.02	$20.44

Total return[2]	(2.67%)	83.95%[3]	(7.88%)[3]	14.90%[3]	23.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$121,668	$170 [4]	$143 [4]	$207 [4]	$203 [4]
Ratio of expenses to average net assets[5]	1.93%	1.92%	1.95%	1.94%	2.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.93%	1.94%	1.98%	1.96%	2.02%
Ratio of net investment loss to average net assets	(1.57%)	(1.43%)	(1.30%)	(1.25%)	(1.20%)
Ratio of net investment loss to average net assets prior to fees waived	(1.57%)	(1.45%)	(1.33%)	(1.27%)	(1.20%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$36.20	$21.64	$24.59	$23.41	$20.34

Income (loss) from investment operations:
Net investment loss[1]	(0.32)	(0.25)	(0.16)	(0.14)	(0.11)
Net realized and unrealized gain (loss)	0.12	18.47	(1.37)	3.46	5.00
Total from investment operations	(0.20)	18.22	(1.53)	3.32	4.89

Less dividends and distributions from:
Net realized gain	(4.90)	(3.66)	(1.42)	(2.14)	(1.82)
Total dividends and distributions	(4.90)	(3.66)	(1.42)	(2.14)	(1.82)

Net asset value, end of period	$31.10	$36.20	$21.64	$24.59	$23.41

Total return[2]	(2.00%)	85.20%	(7.21%)	15.59%	24.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,224	$19 [3]	$11 [3]	$12 [3]	$11 [3]
Ratio of expenses to average net assets[4]	1.23%	1.24%	1.28%	1.28%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.36%	1.32%	1.44%	1.47%	1.57%
Ratio of net investment loss to average net assets	(0.87%)	(0.76%)	(0.63%)	(0.59%)	(0.48%)
Ratio of net investment loss to average net assets prior to fees waived	(1.00%)	(0.84%)	(0.79%)	(0.78%)	(0.75%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$41.48	$24.41	$27.52	$25.83	$22.23

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.12)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	0.07	20.89	(1.57)	3.87	5.47
Total from investment operations	(0.11)	20.77	(1.61)	3.83	5.42

Less dividends and distributions from:
Net realized gain	(5.05)	(3.70)	(1.50)	(2.14)	(1.82)
Total dividends and distributions	(5.05)	(3.70)	(1.50)	(2.14)	(1.82)

Net asset value, end of period	$36.32	$41.48	$24.41	$27.52	$25.83

Total return[2]	(1.56%)[3]	86.00%[3]	(6.75%)[3]	16.12%[3]	24.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,577,939	$3,609 [4]	$1,898 [4]	$2,250 [4]	$1,869 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%	0.79%	0.85%	1.03%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	0.97%	1.00%	1.00%	1.03%
Ratio of net investment loss to average net assets	(0.43%)	(0.31%)	(0.15%)	(0.16%)	(0.20%)
Ratio of net investment loss to average net assets prior to fees waived	(0.59%)	(0.49%)	(0.36%)	(0.31%)	(0.20%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$35.92	$21.54	$24.51	$23.40	$20.40

Income (loss) from investment operations:
Net investment loss[1]	(0.44)	(0.35)	(0.23)	(0.21)	(0.18)
Net realized and unrealized gain (loss)	0.14	18.37	(1.37)	3.46	5.00
Total from investment operations	(0.30)	18.02	(1.60)	3.25	4.82

Less dividends and distributions from:
Net realized gain	(4.81)	(3.64)	(1.37)	(2.14)	(1.82)
Total dividends and distributions	(4.81)	(3.64)	(1.37)	(2.14)	(1.82)

Net asset value, end of period	$30.81	$35.92	$21.54	$24.51	$23.40

Total return[2]	(2.30%)[3]	84.62%[3]	(7.47%)[3]	15.29%[3]	24.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,908	$88 [4]	$46 [4]	$63 [4]	$50 [4]
Ratio of expenses to average net assets[5]	1.54%	1.55%	1.55%	1.55%	1.63%
Ratio of expenses to average net assets prior to fees waived[5]	1.55%	1.56%	1.58%	1.57%	1.63%
Ratio of net investment loss to average net assets	(1.18%)	(1.07%)	(0.90%)	(0.86%)	(0.80%)
Ratio of net investment loss to average net assets prior to fees waived	(1.19%)	(1.08%)	(0.93%)	(0.88%)	(0.80%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$41.89	$24.63	$27.76	$26.02	$22.35

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.13)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	0.07	21.09	(1.59)	3.91	5.50
Total from investment operations	(0.11)	20.96	(1.63)	3.88	5.49

Less dividends and distributions from:
Net realized gain	(5.05)	(3.70)	(1.50)	(2.14)	(1.82)
Total dividends and distributions	(5.05)	(3.70)	(1.50)	(2.14)	(1.82)

Net asset value, end of period	$36.73	$41.89	$24.63	$27.76	$26.02

Total return[2]	(1.54%)[3]	86.00%[3]	(6.77%)[3]	16.19%[3]	25.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$980,539	$736 [4]	$256 [4]	$282 [4]	$135 [4]
Ratio of expenses to average net assets[5]	0.79%	0.79%	0.79%	0.80%	0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.80%	0.82%	0.85%	0.85%	0.88%
Ratio of net investment loss to average net assets	(0.43%)	(0.33%)	(0.15%)	(0.11%)	(0.05%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.44%)	(0.36%)	(0.21%)	(0.16%)	(0.05%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$39.57	$23.45	$26.53	$25.06	$21.66

Income (loss) from investment operations:
Net investment loss[1]	(0.31)	(0.24)	(0.15)	(0.13)	(0.10)
Net realized and unrealized gain (loss)	0.09	20.02	(1.50)	3.74	5.32
Total from investment operations	(0.22)	19.78	(1.65)	3.61	5.22

Less dividends and distributions from:
Net realized gain	(4.92)	(3.66)	(1.43)	(2.14)	(1.82)
Total dividends and distributions	(4.92)	(3.66)	(1.43)	(2.14)	(1.82)

Net asset value, end of period	$34.43	$39.57	$23.45	$26.53	$25.06

Total return[2]	(1.89%)[3]	85.29%[3]	(7.14%)[3]	15.72%[3]	24.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$284,480	$363 [4]	$215 [4]	$295 [4]	$259 [4]
Ratio of expenses to average net assets[5]	1.13%	1.16%	1.20%	1.21%	1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.19%	1.21%	1.24%	1.23%	1.27%
Ratio of net investment loss to average net assets	(0.77%)	(0.68%)	(0.55%)	(0.51%)	(0.44%)
Ratio of net investment loss to average net assets prior to fees waived	(0.83%)	(0.73%)	(0.59%)	(0.53%)	(0.44%)
Portfolio turnover	27%	33%	22%	38%	26%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.38	$10.98	$13.98	$13.76	$12.68

Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.25	0.21	0.18
Net realized and unrealized gain (loss)	0.89	7.40	(2.96)	0.51	1.08
Total from investment operations	1.07	7.61	(2.71)	0.72	1.26

Less dividends and distributions from:
Net investment income	(0.18)	(0.21)	(0.24)	(0.20)	(0.18)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.64)	(0.21)	(0.29)	(0.50)	(0.18)

Net asset value, end of period	$18.81	$18.38	$10.98	$13.98	$13.76

Total return[2]	5.71%	69.70%	(19.84%)	5.37%	9.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$188,631	$178 [3]	$111 [3]	$135 [3]	$103 [3]
Ratio of expenses to average net assets[4]	1.21%	1.24%	1.27%	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.31%	1.34%	1.37%	1.40%
Ratio of net investment income to average net assets	0.95%	1.42%	1.70%	1.51%	1.34%
Ratio of net investment income to average net assets prior to fees waived	0.90%	1.35%	1.63%	1.49%	1.29%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.30	$10.93	$13.92	$13.70	$12.62

Income (loss) from investment operations:
Net investment income[1]	0.04	0.10	0.14	0.11	0.08
Net realized and unrealized gain (loss)	0.87	7.37	(2.95)	0.51	1.08
Total from investment operations	0.91	7.47	(2.81)	0.62	1.16

Less dividends and distributions from:
Net investment income	(0.04)	(0.10)	(0.13)	(0.10)	(0.08)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.50)	(0.10)	(0.18)	(0.40)	(0.08)

Net asset value, end of period	$18.71	$18.30	$10.93	$13.92	$13.70

Total return[2]	4.85%	68.61%	(20.50%)	4.58%	9.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,245	$24 [3]	$15 [3]	$17 [3]	$11 [3]
Ratio of expenses to average net assets[4]	1.96%	2.00%	2.02%	2.07%	2.07%
Ratio of expenses to average net assets prior to fees waived[4]	2.01%	2.07%	2.09%	2.12%	2.17%
Ratio of net investment income to average net assets	0.21%	0.66%	0.95%	0.79%	0.63%
Ratio of net investment income to average net assets prior to fees waived	0.16%	0.59%	0.88%	0.74%	0.53%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.42	$10.99	$14.00	$13.78	$12.70

Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.31	0.25	0.21
Net realized and unrealized gain (loss)	0.88	7.43	(2.97)	0.51	1.09
Total from investment operations	1.14	7.70	(2.66)	0.76	1.30

Less dividends and distributions from:
Net investment income	(0.26)	(0.27)	(0.30)	(0.24)	(0.22)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.72)	(0.27)	(0.35)	(0.54)	(0.22)

Net asset value, end of period	$18.84	$18.42	$10.99	$14.00	$13.78

Total return[2]	6.05%	70.58%	(19.53%)	5.67%	10.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,399,865	$1,224 [3]	$401 [3]	$431 [3]	$166 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	1.05%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.07%	1.06%	1.08%	1.09%	1.12%
Ratio of net investment income to average net assets	1.34%	1.78%	2.13%	1.81%	1.62%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.55%	1.88%	1.77%	1.55%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.35	$10.96	$13.96	$13.74	$12.65

Income (loss) from investment operations:
Net investment income[1]	0.12	0.16	0.20	0.17	0.13
Net realized and unrealized gain (loss)	0.87	7.39	(2.96)	0.51	1.09
Total from investment operations	0.99	7.55	(2.76)	0.68	1.22

Less dividends and distributions from:
Net investment income	(0.11)	(0.16)	(0.19)	(0.16)	(0.13)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.57)	(0.16)	(0.24)	(0.46)	(0.13)

Net asset value, end of period	$18.77	$18.35	$10.96	$13.96	$13.74

Total return[2]	5.28%[3]	69.22%[3]	(20.15%)[3]	5.05%	9.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,205	$1 [4]	$3 [4]	$3 [4]	$3 [4]
Ratio of expenses to average net assets[5]	1.58%	1.58%	1.59%	1.67%	1.68%
Ratio of expenses to average net assets prior to fees waived[5]	1.63%	1.64%	1.66%	1.67%	1.68%
Ratio of net investment income to average net assets	0.60%	1.16%	1.38%	1.19%	1.00%
Ratio of net investment income to average net assets prior to fees waived	0.55%	1.10%	1.31%	1.19%	1.00%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.42	$10.99	$14.01	$13.78	$12.70

Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.32	0.27	0.23
Net realized and unrealized gain (loss)	0.88	7.43	(2.98)	0.52	1.09
Total from investment operations	1.14	7.70	(2.66)	0.79	1.32

Less dividends and distributions from:
Net investment income	(0.26)	(0.27)	(0.31)	(0.26)	(0.24)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.72)	(0.27)	(0.36)	(0.56)	(0.24)

Net asset value, end of period	$18.84	$18.42	$10.99	$14.01	$13.78

Total return[2]	6.05%[3]	70.58%[3]	(19.57%)[3]	5.85%	10.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,720	$103 [4]	$65 [4]	$60 [4]	$48 [4]
Ratio of expenses to average net assets[5]	0.83%	0.83%	0.83%	0.94%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.92%	0.93%	0.94%	0.95%
Ratio of net investment income to average net assets	1.34%	1.80%	2.15%	1.92%	1.70%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.71%	2.05%	1.92%	1.70%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.39	$10.98	$13.98	$13.76	$12.68

Income (loss) from investment operations:
Net investment income[1]	0.18	0.21	0.25	0.22	0.18
Net realized and unrealized gain (loss)	0.88	7.41	(2.96)	0.50	1.08
Total from investment operations	1.06	7.62	(2.71)	0.72	1.26

Less dividends and distributions from:
Net investment income	(0.18)	(0.21)	(0.24)	(0.20)	(0.18)
Net realized gain	(0.46)	—	(0.05)	(0.30)	—
Total dividends and distributions	(0.64)	(0.21)	(0.29)	(0.50)	(0.18)

Net asset value, end of period	$18.81	$18.39	$10.98	$13.98	$13.76

Total return[2]	5.63%[3]	69.84%[3]	(19.89%)[3]	5.45%	9.99%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,888	$38 [4]	$13 [4]	$14 [4]	$6 [4]
Ratio of expenses to average net assets[5]	1.22%	1.24%	1.26%	1.33%	1.35%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.31%	1.33%	1.33%	1.36%
Ratio of net investment income to average net assets	0.92%	1.40%	1.71%	1.54%	1.33%
Ratio of net investment income to average net assets prior to fees waived	0.84%	1.33%	1.64%	1.54%	1.32%
Portfolio turnover	20%	23%	25%	17%	42%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.82

Income (loss) from investment operations:
Net investment income[1]	0.30	0.26	0.34	0.40	0.42
Net realized and unrealized gain (loss)	(0.88)	0.21	(0.03)	(0.03)	(0.15)
Total from investment operations	(0.58)	0.47	0.31	0.37	0.27

Less dividends and distributions from:
Net investment income	(0.25)	(0.26)	(0.33)	(0.39)	(0.37)
Net realized gain	(0.11)	—	—	—	—
Total dividends and distributions	(0.36)	(0.26)	(0.33)	(0.39)	(0.37)

Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72

Total return[2]	(5.09%)	4.07%	2.68%	3.28%	2.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,510	$445 [3]	$453 [3]	$476 [3]	$523 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.84%	0.84%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%	0.90%	0.91%	0.90%	0.92%
Ratio of net investment income to average net assets	2.50%	2.21%	2.87%	3.38%	3.52%
Ratio of net investment income to average net assets prior to fees waived	2.46%	2.14%	2.80%	3.32%	3.47%
Portfolio turnover	60%	22%	18%	7%	—%[5]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is less than 0.50%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.82

Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.24	0.30	0.29
Net realized and unrealized gain (loss)	(0.86)	0.21	(0.03)	(0.01)	(0.13)
Total from investment operations	(0.68)	0.37	0.21	0.29	0.16

Less dividends and distributions from:
Net investment income	(0.15)	(0.16)	(0.23)	(0.31)	(0.26)
Net realized gain	(0.11)	—	—	—	—
Total dividends and distributions	(0.26)	(0.16)	(0.23)	(0.31)	(0.26)

Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72

Total return[2]	(5.87%)	3.14%	1.80%	2.50%	1.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,842	$8 [3]	$16 [3]	$19 [3]	$24 [3]
Ratio of expenses to average net assets[4]	1.67%	1.73%	1.72%	1.70%	1.74%
Ratio of net investment income to average net assets	1.56%	1.36%	2.00%	2.53%	2.46%
Portfolio turnover	60%	22%	18%	7%	—%[5]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is less than 0.50%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.82

Income (loss) from investment operations:
Net investment income[1]	0.31	0.28	0.36	0.42	0.43
Net realized and unrealized gain (loss)	(0.88)	0.21	(0.03)	(0.02)	(0.15)
Total from investment operations	(0.57)	0.49	0.33	0.40	0.28

Less dividends and distributions from:
Net investment income	(0.26)	(0.28)	(0.35)	(0.42)	(0.38)
Net realized gain	(0.11)	—	—	—	—
Total dividends and distributions	(0.37)	(0.28)	(0.35)	(0.42)	(0.38)

Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72

Total return[2]	(4.96%)[3]	4.21%[3]	2.83%[3]	3.53%[3]	2.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$238,886	$302 [4]	$293 [4]	$315 [4]	$326 [4]
Ratio of expenses to average net assets[5]	0.70%	0.70%	0.70%	0.70%	0.75%
Ratio of expenses to average net assets prior to fees waived[5]	0.72%	0.74%	0.74%	0.73%	0.75%
Ratio of net investment income to average net assets	2.59%	2.33%	3.01%	3.52%	3.58%
Ratio of net investment income to average net assets prior to fees waived	2.57%	2.29%	2.97%	3.49%	3.58%
Portfolio turnover	60%	22%	18%	7%	—%[6]

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is less than 0.50%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

					7/5/17
	Year ended				to
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18[1]
Net asset value, beginning of period	$11.89	$11.68	$11.70	$11.72	$11.90

Income (loss) from investment operations:
Net investment income[2]	0.32	0.29	0.36	0.43	0.33
Net realized and unrealized gain (loss)	(0.87)	0.21	(0.02)	(0.02)	(0.21)
Total from investment operations	(0.55)	0.50	0.34	0.41	0.12

Less dividends and distributions from:
Net investment income	(0.28)	(0.29)	(0.36)	(0.43)	(0.30)
Net realized gain	(0.11)	—	—	—	—
Total dividends and distributions	(0.39)	(0.29)	(0.36)	(0.43)	(0.30)

Net asset value, end of period	$10.95	$11.89	$11.68	$11.70	$11.72

Total return[3]	(4.84%)	4.32%	2.94%	3.62%	1.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,124	$1 [4]	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	0.58%	0.60%	0.60%	0.59%	0.60%
Ratio of net investment income to average net assets	2.75%	2.43%	3.09%	3.62%	3.74%
Portfolio turnover	60%	22%	18%	7%	—%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is less than 0.50%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09

Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.19	0.22	0.16
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	—
Total from investment operations	(0.07)	0.34	0.04	0.19	0.16

Less dividends and distributions from:
Net investment income	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Total dividends and distributions	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)

Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05

Total return[2]	(1.44%)	7.13%	0.72%	3.76%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$556,920	$6,367 [3]	$610 [3]	$665 [3]	$732 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets	4.14%	3.47%	3.76%	4.32%	3.17%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09

Income (loss) from investment operations:
Net investment income[1]	0.17	0.14	0.15	0.18	0.19
Net realized and unrealized gain (loss)	(0.27)	0.17	(0.15)	(0.03)	(0.06)
Total from investment operations	(0.10)	0.31	—	0.15	0.13

Less dividends and distributions from:
Net investment income	(0.13)	(0.14)	(0.15)	(0.18)	(0.17)
Total dividends and distributions	(0.13)	(0.14)	(0.15)	(0.18)	(0.17)

Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05

Total return[2]	(2.12%)	6.39%	0.01%	3.06%	2.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,899	$30 [3]	$79 [3]	$106 [3]	$143 [3]
Ratio of expenses to average net assets[4]	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of expenses to average net assets prior to fees waived[4]	1.71%	1.68%	1.65%	1.63%	1.64%
Ratio of net investment income to average net assets	3.32%	2.85%	3.06%	3.63%	3.67%
Ratio of net investment income to average net assets prior to fees waived	3.19%	2.75%	2.99%	3.58%	3.61%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09

Income (loss) from investment operations:
Net investment income[1]	0.23	0.19	0.20	0.23	0.23
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	(0.06)
Total from investment operations	(0.05)	0.36	0.05	0.20	0.17

Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.20)	(0.23)	(0.21)
Total dividends and distributions	(0.18)	(0.19)	(0.20)	(0.23)	(0.21)

Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05

Total return[2]	(1.16%)	7.42%	0.99%	4.04%	3.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$278,654	$313 [3]	$355 [3]	$413 [3]	$520 [3]
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.64%	0.68%
Ratio of expenses to average net assets prior to fees waived[4]	0.75%	0.74%	0.72%	0.71%	0.72%
Ratio of net investment income to average net assets	4.42%	3.76%	4.02%	4.57%	4.49%
Ratio of net investment income to average net assets prior to fees waived	4.28%	3.63%	3.91%	4.50%	4.45%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal High Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

					7/5/17
	Year ended				to
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18[1]
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.11

Income (loss) from investment operations:
Net investment income[2]	0.23	0.19	0.20	0.23	0.17
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.14)	(0.03)	(0.07)
Total from investment operations	(0.05)	0.36	0.06	0.20	0.10

Less dividends and distributions from:
Net investment income	(0.18)	(0.19)	(0.21)	(0.23)	(0.16)
Total dividends and distributions	(0.18)	(0.19)	(0.21)	(0.23)	(0.16)

Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05

Total return[3]	(1.15%)	7.43%	1.03%	4.13%	2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,095	$1 [4]	$1 [4]	$1 [4]	$— [4,5]
Ratio of expenses to average net assets[6]	0.60%	0.60%	0.58%	0.57%	0.58%
Ratio of net investment income to average net assets	4.46%	3.77%	4.03%	4.56%	4.55%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$5.04	$4.87	$5.02	$5.05	$5.09

Income (loss) from investment operations:
Net investment income[1]	0.21	0.17	0.19	0.22	0.23
Net realized and unrealized gain (loss)	(0.28)	0.17	(0.15)	(0.03)	(0.07)
Total from investment operations	(0.07)	0.34	0.04	0.19	0.16

Less dividends and distributions from:
Net investment income	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)
Total dividends and distributions	(0.16)	(0.17)	(0.19)	(0.22)	(0.20)

Net asset value, end of period	$4.81	$5.04	$4.87	$5.02	$5.05

Total return[2]	(1.44%)	7.12%	0.72%	3.79%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,955	$4 [3]	$6 [3]	$7 [3]	$10 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.88%	0.87%	0.88%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.99%	0.98%	0.96%	0.98%
Ratio of net investment income to average net assets	4.14%	3.49%	3.75%	4.36%	4.44%
Ratio of net investment income to average net assets prior to fees waived	4.03%	3.39%	3.65%	4.27%	4.34%
Portfolio turnover	42%	7%	18%	10%	3%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Securian Core Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.18	0.20	0.27	0.32	0.28
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.04)
Total from investment operations	(0.41)	0.77	0.20	0.41	0.24

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.28)	(0.32)	(0.29)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.23)	(0.47)	(0.37)	(0.32)	(0.29)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(3.95%)	7.32%	1.79%	3.96%	2.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$177,936	$219 [3]	$199 [3]	$177 [3]	$200 [3]
Ratio of expenses to average net assets[4]	0.86%	0.87%	1.00%	1.02%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.97%	1.02%	1.05%	1.07%
Ratio of net investment income to average net assets	1.65%	1.77%	2.48%	2.95%	2.60%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.67%	2.46%	2.92%	2.57%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Securian Core Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.19	0.25	0.20
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.50)	0.69	0.12	0.34	0.16

Less dividends and distributions from:
Net investment income	(0.11)	(0.14)	(0.20)	(0.25)	(0.21)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.14)	(0.39)	(0.29)	(0.25)	(0.21)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(4.71%)	6.50%	1.02%	3.25%	1.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,362	$11 [3]	$14 [3]	$13 [3]	$16 [3]
Ratio of expenses to average net assets[4]	1.66%	1.64%	1.75%	1.71%	1.77%
Ratio of expenses to average net assets prior to fees waived[4]	1.76%	1.74%	1.77%	1.74%	1.80%
Ratio of net investment income to average net assets	0.85%	1.01%	1.73%	2.26%	1.87%
Ratio of net investment income to average net assets prior to fees waived	0.75%	0.91%	1.71%	2.23%	1.84%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Securian Core Bond Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.27	0.32	0.28
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.04)
Total from investment operations	(0.42)	0.76	0.20	0.41	0.24

Less dividends and distributions from:
Net investment income	(0.19)	(0.21)	(0.28)	(0.32)	(0.29)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.22)	(0.46)	(0.37)	(0.32)	(0.29)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(4.03%)	7.24%	1.79%	3.96%	2.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,181	$5 [3]	$4 [3]	$3 [3]	$4 [3]
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.99%	1.02%	1.03%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.14%	1.22%	1.27%	1.24%
Ratio of net investment income to average net assets	1.56%	1.70%	2.48%	2.95%	2.61%
Ratio of net investment income to average net assets prior to fees waived	1.24%	1.51%	2.25%	2.70%	2.40%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Securian Core Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.32	0.37	0.33
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.37)	0.82	0.25	0.46	0.29

Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.33)	(0.37)	(0.34)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.27)	(0.52)	(0.42)	(0.37)	(0.34)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(3.55%)	7.77%	2.25%	4.46%	2.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$493,000	$772 [3]	$742 [3]	$586 [3]	$525 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.54%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.71%	0.72%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	2.06%	2.20%	2.93%	3.43%	3.10%
Ratio of net investment income to average net assets prior to fees waived	1.80%	1.93%	2.74%	3.23%	2.90%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Securian Core Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.24	0.29	0.25
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.03)
Total from investment operations	(0.45)	0.73	0.17	0.38	0.22

Less dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.25)	(0.29)	(0.27)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.19)	(0.43)	(0.34)	(0.29)	(0.27)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(4.28%)	6.97%	1.48%	3.67%	2.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$863	$1 [3]	$1 [3]	$1 [3]	$2 [3]
Ratio of expenses to average net assets[4]	1.21%	1.20%	1.30%	1.30%	1.29%
Ratio of expenses to average net assets prior to fees waived[4]	1.34%	1.30%	1.32%	1.33%	1.32%
Ratio of net investment income to average net assets	1.30%	1.46%	2.18%	2.67%	2.31%
Ratio of net investment income to average net assets prior to fees waived	1.17%	1.36%	2.16%	2.64%	2.28%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Securian Core Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.22	0.24	0.32	0.37	0.33
Net realized and unrealized gain (loss)	(0.59)	0.58	(0.07)	0.09	(0.04)
Total from investment operations	(0.37)	0.82	0.25	0.46	0.29

Less dividends and distributions from:
Net investment income	(0.24)	(0.27)	(0.33)	(0.37)	(0.34)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.27)	(0.52)	(0.42)	(0.37)	(0.34)

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(3.55%)	7.77%	2.25%	4.46%	2.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$147,696	$184 [3]	$133 [3]	$110 [3]	$195 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.54%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.58%	0.57%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	2.06%	2.20%	2.94%	3.41%	3.10%
Ratio of net investment income to average net assets prior to fees waived	1.93%	2.08%	2.90%	3.37%	3.06%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Securian Core Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$10.79	$10.49	$10.66	$10.57	$10.62

Income (loss) from investment operations:
Net investment income[1]	0.18	0.20	0.27	0.33	0.29
Net realized and unrealized gain (loss)	(0.59)	0.57	(0.07)	0.09	(0.04)
Total from investment operations	(0.41)	0.77	0.20	0.42	0.25

Less dividends and distributions from:
Net investment income	(0.20)	(0.22)	(0.28)	(0.33)	(0.30)
Net realized gain	(0.03)	(0.25)	(0.09)	—	—
Total dividends and distributions	(0.23)	(0.47)	(0.37)	—	—

Net asset value, end of period	$10.15	$10.79	$10.49	$10.66	$10.57

Total return[2]	(3.94%)	7.33%	1.82%	4.04%	2.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,186	$7 [3]	$10 [3]	$5 [3]	$5 [3]
Ratio of expenses to average net assets[4]	0.86%	0.87%	0.96%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	0.97%	0.98%	0.98%	0.98%
Ratio of net investment income to average net assets	1.65%	1.78%	2.48%	3.03%	2.69%
Ratio of net investment income to average net assets prior to fees waived	1.52%	1.68%	2.46%	3.00%	2.66%
Portfolio turnover	86%	98%	118%	91%	163%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.28	$13.27	$17.19	$18.63	$17.23

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.18)	(0.15)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	(1.56)	11.15	(2.59)	1.44	3.56
Total from investment operations	(1.72)	10.97	(2.74)	1.29	3.41

Less dividends and distributions from:
Net investment income	(0.19)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.73)	(2.01)
Total dividends and distributions	(6.09)	(1.96)	(1.18)	(2.73)	(2.01)

Net asset value, end of period	$14.47	$22.28	$13.27	$17.19	$18.63

Total return[2]	(8.23%)	84.34%	(17.35%)	7.76%	20.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,030,905	$1,318 [3]	$788 [3]	$1,099 [3]	$1,026 [3]
Ratio of expenses to average net assets[4]	1.24%	1.26%	1.31%	1.32%	1.35%
Ratio of net investment loss to average net assets	(0.81%)	(0.93%)	(0.87%)	(0.84%)	(0.80%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$15.96	$9.92	$13.23	$14.97	$14.28

Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.24)	(0.21)	(0.23)	(0.24)
Net realized and unrealized gain (loss)	(1.07)	8.24	(1.92)	1.14	2.92
Total from investment operations	(1.29)	8.00	(2.13)	0.91	2.68

Less dividends and distributions from:
Net investment income	(0.11)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.65)	(1.99)
Total dividends and distributions	(6.01)	(1.96)	(1.18)	(2.65)	(1.99)

Net asset value, end of period	$8.66	$15.96	$9.92	$13.23	$14.97

Total return[2]	(8.89%)[3]	82.81%	(17.94%)[3]	6.99%	19.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,063	$57 [4]	$51 [4]	$88 [4]	$99 [4]
Ratio of expenses to average net assets[5]	2.04%	2.04%	2.05%	2.05%	2.06%
Ratio of expenses to average net assets prior to fees waived[5]	2.11%	2.04%	2.09%	2.06%	2.06%
Ratio of net investment loss to average net assets	(1.62%)	(1.69%)	(1.62%)	(1.56%)	(1.57%)
Ratio of net investment loss to average net assets prior to fees waived	(1.69%)	(1.69%)	(1.66%)	(1.57%)	(1.57%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class E

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$21.98	$13.11	$17.00	$18.46	$17.09

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.18)	(0.15)	(0.16)	(0.15)
Net realized and unrealized gain (loss)	(1.52)	11.01	(2.56)	1.43	3.53
Total from investment operations	(1.69)	10.83	(2.71)	1.27	3.38

Less dividends and distributions from:
Net investment income	(0.19)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.73)	(2.01)
Total dividends and distributions	(6.09)	(1.96)	(1.18)	(2.73)	(2.01)

Net asset value, end of period	$14.20	$21.98	$13.11	$17.00	$18.46

Total return[2]	(8.22%)	84.29%	(17.37%)	7.71%	20.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,283	$15 [3]	$8 [3]	$10 [3]	$10 [3]
Ratio of expenses to average net assets[4]	1.29%	1.30%	1.35%	1.35%	1.37%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.55%	1.43%	1.53%	1.53%	1.61%
Ratio of net investment loss to average net assets	(0.86%)	(0.97%)	(0.91%)	(0.87%)	(0.83%)
Ratio of net investment loss to average net assets prior to fees waived	(1.12%)	(1.10%)	(1.09%)	(1.05%)	(1.07%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.36%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$32.06	$18.51	$23.43	$24.36	$21.96

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.15)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain (loss)	(2.28)	15.66	(3.63)	1.93	4.58
Total from investment operations	(2.42)	15.51	(3.74)	1.82	4.46

Less dividends and distributions from:
Net investment income	(0.26)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.75)	(2.06)
Total dividends and distributions	(6.16)	(1.96)	(1.18)	(2.75)	(2.06)

Net asset value, end of period	$23.48	$32.06	$18.51	$23.43	$24.36

Total return[2]	(7.88%)[3]	85.00%[3]	(16.99%)[3]	8.14%[3]	21.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$904,112	$1,216 [4]	$778 [4]	$1,034 [4]	$717 [4]
Ratio of expenses to average net assets[5]	0.89%	0.89%	0.89%	0.94%	1.07%
Ratio of expenses to average net assets prior to fees waived[5]	1.02%	1.03%	1.04%	1.04%	1.07%
Ratio of net investment loss to average net assets	(0.46%)	(0.55%)	(0.46%)	(0.47%)	(0.53%)
Ratio of net investment loss to average net assets prior to fees waived	(0.59%)	(0.69%)	(0.61%)	(0.57%)	(0.53%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$21.50	$12.89	$16.78	$18.27	$16.97

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.24)	(0.20)	(0.20)	(0.20)
Net realized and unrealized gain (loss)	(1.49)	10.81	(2.51)	1.41	3.49
Total from investment operations	(1.72)	10.57	(2.71)	1.21	3.29

Less dividends and distributions from:
Net investment income	(0.13)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.70)	(1.99)
Total dividends and distributions	(6.03)	(1.96)	(1.18)	(2.70)	(1.99)

Net asset value, end of period	$13.75	$21.50	$12.89	$16.78	$18.27

Total return[2]	(8.57%)	83.70%	(17.60%)	7.42%	20.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$56,050	$70 [3]	$43 [3]	$66 [3]	$57 [3]
Ratio of expenses to average net assets[4]	1.61%	1.62%	1.63%	1.62%	1.66%
Ratio of net investment loss to average net assets	(1.19%)	(1.29%)	(1.19%)	(1.14%)	(1.11%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$32.30	$18.63	$23.58	$24.49	$22.06

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.15)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(2.30)	15.78	(3.67)	1.96	4.60
Total from investment operations	(2.43)	15.63	(3.77)	1.86	4.51

Less dividends and distributions from:
Net investment income	(0.27)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.77)	(2.08)
Total dividends and distributions	(6.17)	(1.96)	(1.18)	(2.77)	(2.08)

Net asset value, end of period	$23.70	$32.30	$18.63	$23.58	$24.49

Total return[2]	(7.88%)	85.10%	(17.01%)	8.19%	21.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$209,855	$252 [3]	$161 [3]	$155 [3]	$110 [3]
Ratio of expenses to average net assets[4]	0.87%	0.87%	0.89%	0.89%	0.91%
Ratio of net investment loss to average net assets	(0.44%)	(0.54%)	(0.44%)	(0.42%)	(0.38%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.47	$17.17	$21.90	$23.00	$20.85

Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.23)	(0.18)	(0.18)	(0.17)
Net realized and unrealized gain (loss)	(2.08)	14.49	(3.37)	1.82	4.34
Total from investment operations	(2.30)	14.26	(3.55)	1.64	4.17

Less dividends and distributions from:
Net investment income	(0.17)	—	—	—	—
Net realized gain	(5.90)	(1.96)	(1.18)	(2.74)	(2.02)
Total dividends and distributions	(6.07)	(1.96)	(1.18)	(2.74)	(2.02)

Net asset value, end of period	$21.10	$29.47	$17.17	$21.90	$23.00

Total return[2]	(8.19%)[3]	84.34%	(17.36%)	7.83%	20.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,698	$135 [4]	$91 [4]	$141 [4]	$141 [4]
Ratio of expenses to average net assets[5]	1.23%	1.26%	1.28%	1.27%	1.31%
Ratio of expenses to average net assets prior to fees waived[5]	1.26%	1.26%	1.28%	1.27%	1.31%
Ratio of net investment loss to average net assets	(0.81%)	(0.93%)	(0.84%)	(0.79%)	(0.77%)
Ratio of net investment loss to average net assets prior to fees waived	(0.84%)	(0.93%)	(0.84%)	(0.79%)	(0.77%)
Portfolio turnover	40%	57%	40%	42%	43%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.43	$12.88	$16.87	$18.29	$17.66

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.06)	(0.04)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(0.18)	9.61	(3.83)	1.04	1.09
Total from investment operations	(0.22)	9.55	(3.87)	0.95	1.05

Less dividends and distributions from:
Net realized gain	(3.78)	—	(0.12)	(2.37)	(0.42)
Total dividends and distributions	(3.78)	—	(0.12)	(2.37)	(0.42)

Net asset value, end of period	$18.43	$22.43	$12.88	$16.87	$18.29

Total return[2]	(1.21%)[3]	74.15%[3]	(23.13%)[3]	6.30%[3]	5.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,380	$176 [4]	$114 [4]	$174 [4]	$186 [4]
Ratio of expenses to average net assets[5]	1.33%	1.37%	1.38%	1.40%	1.46%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.41%	1.41%	1.42%	1.46%
Ratio of net investment loss to average net assets	(0.19%)	(0.37%)	(0.24%)	(0.48%)	(0.24%)
Ratio of net investment loss to average net assets prior to fees waived	(0.22%)	(0.41%)	(0.27%)	(0.50%)	(0.24%)
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$18.75	$10.85	$14.32	$15.81	$15.39

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.15)	(0.14)	(0.19)	(0.16)
Net realized and unrealized gain (loss)	(0.14)	8.05	(3.21)	0.89	0.97
Total from investment operations	(0.31)	7.90	(3.35)	0.70	0.81

Less dividends and distributions from:
Net realized gain	(3.60)	—	(0.12)	(2.19)	(0.39)
Total dividends and distributions	(3.60)	—	(0.12)	(2.19)	(0.39)

Net asset value, end of period	$14.84	$18.75	$10.85	$14.32	$15.81

Total return[2]	(1.93%)[3]	72.81%[3]	(23.62%)[3]	5.59%[3]	5.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,505	$22 [4]	$20 [4]	$35 [4]	$33 [4]
Ratio of expenses to average net assets[5]	2.07%	2.09%	2.10%	2.07%	2.14%
Ratio of expenses to average net assets prior to fees waived[5]	2.10%	2.12%	2.12%	2.09%	2.14%
Ratio of net investment loss to average net assets	(0.94%)	(1.07%)	(0.96%)	(1.15%)	(0.97%)
Ratio of net investment loss to average net assets prior to fees waived	(0.97%)	(1.10%)	(0.98%)	(1.17%)	(0.97%)
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.68	$14.10	$18.40	$19.79	$19.03

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.02	0.05	(0.01)	— [2]
Net realized and unrealized gain (loss)	(0.21)	10.56	(4.19)	1.13	1.20
Total from investment operations	(0.15)	10.58	(4.14)	1.12	1.20

Less dividends and distributions from:
Net investment income	—	—	(0.02)	—	—
Net realized gain	(3.93)	—	(0.14)	(2.51)	(0.44)
Total dividends and distributions	(3.93)	—	(0.16)	(2.51)	(0.44)

Net asset value, end of period	$20.60	$24.68	$14.10	$18.40	$19.79

Total return[3]	(0.79%)[4]	75.04%[4]	(22.74%)[4]	6.79%[4]	6.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$316,727	$451 [5]	$304 [5]	$393 [5]	$333 [5]
Ratio of expenses to average net assets[6]	0.89%	0.89%	0.89%	0.95%	1.10%
Ratio of expenses to average net assets prior to fees waived [6]	1.07%	1.09%	1.10%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	0.25%	0.11%	0.25%	(0.03%)	(0.02%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.07%	(0.09%)	0.04%	(0.17%)	(0.02%)
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$22.20	$12.78	$16.78	$18.18	$17.58

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.11)	(0.09)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(0.19)	9.53	(3.79)	1.03	1.12
Total from investment operations	(0.30)	9.42	(3.88)	0.90	1.01

Less dividends and distributions from:
Net investment income	—	—	—	—	—
Net realized gain	(3.68)	—	(0.12)	(2.30)	(0.41)
Total dividends and distributions	(3.68)	—	(0.12)	(2.30)	(0.41)

Net asset value, end of period	$18.22	$22.20	$12.78	$16.78	$18.18

Total return[2]	(1.57%)[3]	73.71%[3]	(23.32%)[3]	6.04%[3]	5.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,950	$25 [4]	$15 [4]	$16 [4]	$11 [4]
Ratio of expenses to average net assets[5]	1.64%	1.64%	1.65%	1.65%	1.68%
Ratio of expenses to average net assets prior to fees waived[5]	1.67%	1.67%	1.67%	1.67%	1.68%
Ratio of net investment loss to average net assets	(0.50%)	(0.64%)	(0.52%)	(0.73%)	(0.62%)
Ratio of net investment loss to average net assets prior to fees waived	(0.53%)	(0.67%)	(0.54%)	(0.75%)	(0.62%)
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.88	$14.22	$18.55	$19.96	$19.17

Income (loss) from investment operations:
Net investment income[1]	0.06	0.02	0.05	0.01	0.03
Net realized and unrealized gain (loss)	(0.21)	10.64	(4.22)	1.13	1.21
Total from investment operations	(0.15)	10.66	(4.17)	1.14	1.24

Less dividends and distributions from:
Net investment income	—	—	(0.02)	—	—
Net realized gain	(3.93)	—	(0.14)	(2.55)	(0.45)
Total dividends and distributions	(3.93)	—	(0.16)	(2.55)	(0.45)

Net asset value, end of period	$20.80	$24.88	$14.22	$18.55	$19.96

Total return[2]	(0.79%)[3]	74.96%[3]	(22.72%)[3]	6.87%[3]	6.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$82,144	$77 [4]	$59 [4]	$77 [4]	$43 [4]
Ratio of expenses to average net assets[5]	0.89%	0.89%	0.89%	0.90%	0.94%
Ratio of expenses to average net assets prior to fees waived[5]	0.94%	0.95%	0.95%	0.94%	0.94%
Ratio of net investment income to average net assets	0.25%	0.11%	0.24%	0.04%	0.16%
Ratio of net investment income to average net assets prior to fees waived	0.20%	0.05%	0.18%	0.04%	0.16%
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$23.73	$13.62	$17.81	$19.20	$18.51

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.05)	(0.03)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	(0.19)	10.16	(4.04)	1.10	1.15
Total from investment operations	(0.23)	10.11	(4.07)	1.02	1.12

Less dividends and distributions from:
Net realized gain	(3.79)	—	(0.12)	(2.41)	(0.43)
Total dividends and distributions	(3.79)	—	(0.12)	(2.41)	(0.43)

Net asset value, end of period	$19.71	$23.73	$13.62	$17.81	$19.20

Total return[2]	(1.19%)[3]	74.23%[3]	(23.08%)[3]	6.45%[3]	6.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,110	$9 [4]	$7 [4]	$16 [4]	$18 [4]
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.32%	1.31%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.33%	1.34%	1.35%	1.33%	1.36%
Ratio of net investment loss to average net assets	(0.17%)	(0.28%)	(0.19%)	(0.41%)	(0.16%)
Ratio of net investment loss to average net assets prior to fees waived	(0.20%)	(0.32%)	(0.22%)	(0.43%)	(0.16%)
Portfolio turnover	122%	127%	138%	119%	119%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$28.07	$15.61	$19.15	$21.60	$16.95

Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	(0.01)	0.12	0.12	0.01
Net realized and unrealized gain (loss)	(5.54)	12.68	(3.51)	(2.46)	4.64
Total from investment operations	(5.39)	12.67	(3.39)	(2.34)	4.65

Less dividends and distributions from:
Net investment income	(0.14)	(0.21)	(0.15)	(0.11)	— [2]
Total dividends and distributions	(0.14)	(0.21)	(0.15)	(0.11)	— [2]

Net asset value, end of period	$22.54	$28.07	$15.61	$19.15	$21.60

Total return[3]	(19.25%)[4]	81.21%	(17.87%)	(10.75%)	27.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$263,968	$377 [5]	$229 [5]	$344 [5]	$569 [5]
Ratio of expenses to average net assets[6]	1.35%	1.39%	1.46%	1.44%	1.44%
Ratio of expenses to average net assets prior to fees waived[6]	1.37%	1.39%	1.46%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets	0.55%	(0.03%)	0.61%	0.62%	0.07%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.53%	(0.03%)	0.61%	0.62%	0.07%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$23.86	$13.31	$16.39	$18.54	$14.65

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.15)	(0.01)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	(4.68)	10.79	(2.99)	(2.10)	4.01
Total from investment operations	(4.72)	10.64	(3.00)	(2.11)	3.89

Less dividends and distributions from:
Net investment income	(0.07)	(0.09)	(0.08)	(0.04)	—
Total dividends and distributions	(0.07)	(0.09)	(0.08)	(0.04)	—

Net asset value, end of period	$19.07	$23.86	$13.31	$16.39	$18.54

Total return[2]	(19.83%)[3]	80.00%	(18.43%)	(11.36%)	26.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,227	$57 [4]	$43 [4]	$72 [4]	$95 [4]
Ratio of expenses to average net assets[5]	2.07%	2.10%	2.16%	2.11%	2.13%
Ratio of expenses to average net assets prior to fees waived[5]	2.09%	2.10%	2.16%	2.11%	2.13%
Ratio of net investment loss to average net assets	(0.17%)	(0.73%)	(0.07%)	(0.08%)	(0.66%)
Ratio of net investment loss to average net assets prior to fees waived	(0.19%)	(0.73%)	(0.07%)	(0.08%)	(0.66%)
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.05	$16.13	$19.77	$22.30	$17.47

Income (loss) from investment operations:
Net investment income[1]	0.26	0.09	0.21	0.21	0.09
Net realized and unrealized gain (loss)	(5.74)	13.12	(3.61)	(2.55)	4.80
Total from investment operations	(5.48)	13.21	(3.40)	(2.34)	4.89

Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(0.24)	(0.19)	(0.06)
Total dividends and distributions	(0.24)	(0.29)	(0.24)	(0.19)	(0.06)

Net asset value, end of period	$23.33	$29.05	$16.13	$19.77	$22.30

Total return[2]	(18.96%)	82.02%	(17.50%)	(10.34%)	28.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$912,326	$1,548 [3]	$826 [3]	$1,209 [3]	$1,689 [3]
Ratio of expenses to average net assets[4]	0.98%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.10%	1.14%	1.11%	1.10%
Ratio of net investment income to average net assets	0.93%	0.37%	1.09%	1.06%	0.44%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.26%	0.94%	0.94%	0.33%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$27.75	$15.44	$18.95	$21.40	$16.83

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	(0.07)	0.07	0.06	(0.04)
Net realized and unrealized gain (loss)	(5.46)	12.53	(3.47)	(2.43)	4.61
Total from investment operations	(5.40)	12.46	(3.40)	(2.37)	4.57

Less dividends and distributions from:
Net investment income	(0.09)	(0.15)	(0.11)	(0.08)	—
Total dividends and distributions	(0.09)	(0.15)	(0.11)	(0.08)	—

Net asset value, end of period	$22.26	$27.75	$15.44	$18.95	$21.40

Total return[2]	(19.51%)[3]	80.73%	(18.07%)	(11.03%)	27.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,540	$11 [4]	$9 [4]	$15 [4]	$20 [4]
Ratio of expenses to average net assets[5]	1.67%	1.69%	1.72%	1.70%	1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.68%	1.69%	1.72%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	0.22%	(0.32%)	0.39%	0.32%	(0.19%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.21%	(0.32%)	0.39%	0.32%	(0.19%)
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$29.21	$16.22	$19.88	$22.42	$17.56

Income (loss) from investment operations:
Net investment income[1]	0.28	0.10	0.21	0.20	0.12
Net realized and unrealized gain (loss)	(5.77)	13.19	(3.63)	(2.54)	4.80
Total from investment operations	(5.49)	13.29	(3.42)	(2.34)	4.92

Less dividends and distributions from:
Net investment income	(0.26)	(0.30)	(0.24)	(0.20)	(0.06)
Total dividends and distributions	(0.26)	(0.30)	(0.24)	(0.20)	(0.06)

Net asset value, end of period	$23.46	$29.21	$16.22	$19.88	$22.42

Total return[2]	(18.89%)[3]	82.01%	(17.46%)	(10.32%)	28.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$254,340	$353 [4]	$200 [4]	$300 [4]	$310 [4]
Ratio of expenses to average net assets[5]	0.92%	0.95%	0.99%	0.96%	0.95%
Ratio of expenses to average net assets prior to fees waived[5]	0.93%	0.95%	0.99%	0.96%	0.95%
Ratio of net investment income to average net assets	0.98%	0.40%	1.05%	1.03%	0.58%
Ratio of net investment income to average net assets prior to fees waived	0.97%	0.40%	1.05%	1.03%	0.58%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$28.65	$15.92	$19.53	$22.02	$17.27

Income (loss) from investment operations:
Net investment income[1]	0.16	0.01	0.14	0.13	0.02
Net realized and unrealized gain (loss)	(5.65)	12.94	(3.58)	(2.50)	4.74
Total from investment operations	(5.49)	12.95	(3.44)	(2.37)	4.76

Less dividends and distributions from:
Net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.01)
Total dividends and distributions	(0.15)	(0.22)	(0.17)	(0.12)	(0.01)

Net asset value, end of period	$23.01	$28.65	$15.92	$19.53	$22.02

Total return[2]	(19.23%)[3]	81.40%	(17.80%)	(10.68%)	27.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,380	$40 [4]	$31 [4]	$45 [4]	$68 [4]
Ratio of expenses to average net assets[5]	1.31%	1.34%	1.37%	1.35%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.32%	1.34%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets	0.59%	0.04%	0.70%	0.69%	0.12%
Ratio of net investment income to average net assets prior to fees waived	0.58%	0.04%	0.70%	0.69%	0.12%
Portfolio turnover	38%	39%	32%	59%	38%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.18	$16.79	$22.61	$23.27	$22.69

Income (loss) from investment operations:
Net investment income[1]	0.31	0.29	0.41	0.28	0.16
Net realized and unrealized gain (loss)	4.14	9.86	(3.98)	0.50	1.23
Total from investment operations	4.45	10.15	(3.57)	0.78	1.39

Less dividends and distributions from:
Net investment income	(0.44)	(0.29)	(0.33)	(0.20)	(0.26)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.01)	(0.76)	(2.25)	(1.44)	(0.81)

Net asset value, end of period	$27.62	$26.18	$16.79	$22.61	$23.27

Total return[2]	17.35%	61.22%[3]	(18.67%)	3.69%	6.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$405,826	$359 [4]	$251 [4]	$354 [4]	$398 [4]
Ratio of expenses to average net assets[5]	1.09%	1.19%	1.21%	1.21%	1.23%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.20%	1.21%	1.21%	1.21%
Ratio of net investment income to average net assets	1.07%	1.36%	1.68%	1.21%	0.65%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.35%	1.68%	1.21%	0.65%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$24.95	$16.02	$21.69	$22.40	$21.92

Income (loss) from investment operations:
Net investment income[1]	0.05	0.13	0.22	0.13	0.15
Net realized and unrealized gain (loss)	3.95	9.39	(3.79)	0.45	1.04
Total from investment operations	4.00	9.52	(3.57)	0.58	1.19

Less dividends and distributions from:
Net investment income	(0.19)	(0.12)	(0.18)	(0.05)	(0.16)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(2.76)	(0.59)	(2.10)	(1.29)	(0.71)

Net asset value, end of period	$26.19	$24.95	$16.02	$21.69	$22.40

Total return[2]	16.32%	59.94%	(19.29%)	2.94%	5.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,611	$7 [3]	$8 [3]	$14 [3]	$18 [3]
Ratio of expenses to average net assets[4]	1.97%	1.99%	1.99%	1.94%	1.95%[5]
Ratio of net investment income to average net assets	0.18%	0.65%	0.94%	0.59%	0.68%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 2.23%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.31	$16.88	$22.72	$23.38	$22.80

Income (loss) from investment operations:
Net investment income[1]	0.37	0.35	0.47	0.36	0.24
Net realized and unrealized gain (loss)	4.17	9.91	(4.00)	0.50	1.22
Total from investment operations	4.54	10.26	(3.53)	0.86	1.46

Less dividends and distributions from:
Net investment income	(0.50)	(0.36)	(0.39)	(0.28)	(0.33)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.07)	(0.83)	(2.31)	(1.52)	(0.88)

Net asset value, end of period	$27.78	$26.31	$16.88	$22.72	$23.38

Total return[2]	17.61%	61.66%[3]	(18.40%)	3.95%	6.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$938,672	$829 [4]	$522 [4]	$579 [4]	$600 [4]
Ratio of expenses to average net assets[5]	0.88%	0.91%	0.92%	0.91%	0.94%[6]
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.92%	0.92%	0.91%	0.94%[6]
Ratio of net investment income to average net assets	1.28%	1.62%	1.94%	1.51%	1.01%
Ratio of net investment income to average net assets prior to fees waived	1.28%	1.61%	1.94%	1.51%	1.01%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 0.92%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.11	$16.74	$22.56	$23.22	$22.66

Income (loss) from investment operations:
Net investment income[1]	0.08	0.21	0.33	0.22	0.26
Net realized and unrealized gain (loss)	4.28	9.83	(3.98)	0.49	1.06
Total from investment operations	4.36	10.04	(3.65)	0.71	1.32

Less dividends and distributions from:
Net investment income	(0.36)	(0.20)	(0.25)	(0.13)	(0.21)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(2.93)	(0.67)	(2.17)	(1.37)	(0.76)

Net asset value, end of period	$27.54	$26.11	$16.74	$22.56	$23.22

Total return[2]	16.99%	60.59%	(18.94%)	3.35%	5.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$— [3,4]	$— [3,4]	$— [3,4]	$— [3,4]
Ratio of expenses to average net assets[5]	1.53%	1.57%	1.55%	1.52%	1.53%[6]
Ratio of net investment income to average net assets	0.29%	0.96%	1.34%	0.95%	1.13%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Rounded less than $500 thousands.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.52%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.40	$16.94	$22.80	$23.45	$22.86

Income (loss) from investment operations:
Net investment income[1]	0.41	0.39	0.51	0.41	0.41
Net realized and unrealized gain (loss)	4.19	9.94	(4.02)	0.50	1.10
Total from investment operations	4.60	10.33	(3.51)	0.91	1.51

Less dividends and distributions from:
Net investment income	(0.54)	(0.40)	(0.43)	(0.32)	(0.37)
Net realized gain	(2.57)	(0.47)	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.11)	(0.87)	(2.35)	(1.56)	(0.92)

Net asset value, end of period	$27.89	$26.40	$16.94	$22.80	$23.45

Total return[2]	17.81%	61.93%	(18.29%)	4.15%	6.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,573	$146 [3]	$113 [3]	$140 [3]	$149 [3]
Ratio of expenses to average net assets[4]	0.72%	0.76%	0.77%	0.76%	0.78%[5]
Ratio of net investment income to average net assets	1.42%	1.81%	2.13%	1.72%	1.72%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 0.77%.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Net asset value, beginning of period	$26.14	$16.77	$22.65	$23.31	$22.73

Income (loss) from investment operations:
Net investment income[1]	0.28	0.33	0.46	0.33	0.34
Net realized and unrealized gain (loss)	4.16	9.80	(4.09)	0.47	1.05
Total from investment operations	4.44	10.13	(3.63)	0.80	1.39

Less dividends and distributions from:
Net investment income	(0.44)	(0.29)	(0.33)	(0.22)	(0.26)
Net realized gain	(2.57)	—	(1.92)	(1.24)	(0.55)
Total dividends and distributions	(3.01)	(0.76)	(2.25)	(1.46)	(0.81)

Net asset value, end of period	$27.57	$26.14	$16.77	$22.65	$23.31

Total return[2]	17.32%[3]	61.18%	(18.89%)	3.76%	6.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108	$— [4,5]	$— [4,5]	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	1.11%	1.18%	1.19%	1.15%	1.22%
Ratio of expenses to average net assets prior to fees waived[6]	1.14%	1.18%	1.19%	1.15%	1.22%
Ratio of net investment income to average net assets	1.03%	1.61%	1.93%	1.37%	1.43%
Ratio of net investment income to average net assets prior to fees waived	1.00%	1.61%	1.93%	1.37%	1.43%
Portfolio turnover	64%	60%	68%	51%	72%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounded less than $500 thousands.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Ivy Funds

March 31, 2022

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 45 series. These financial statements and the related notes pertain to 20 funds: Delaware Ivy Core Equity Fund (formerly, Ivy Core Equity Fund), Delaware Ivy Global Bond Fund (formerly, Ivy Global Bond Fund), Delaware Ivy Global Equity Income Fund (formerly, Ivy Global Equity Income Fund), Delaware Ivy Global Growth Fund (formerly, Ivy Global Growth Fund), Delaware Ivy Government Money Market Fund (formerly, Ivy Government Money Market Fund), Delaware Ivy High Income Fund (formerly, Ivy High Income Fund), Delaware Ivy International Core Equity Fund (formerly, Ivy International Core Equity Fund), Delaware Ivy International Value Fund (formerly, Delaware Ivy Pzena International Value Fund), Delaware Ivy Large Cap Growth Fund (formerly, Ivy Large Cap Growth Fund), Delaware Ivy Limited-Term Bond Fund (formerly, Ivy Limited-Term Bond Fund), Delaware Ivy Managed International Opportunities Fund (formerly, Ivy Managed International Opportunities Fund), Delaware Ivy Mid Cap Growth Fund (formerly, Ivy Mid Cap Growth Fund), Delaware Ivy Mid Cap Income Opportunities Fund (formerly, Ivy Mid Cap Income Opportunities Fund), Delaware Ivy Municipal Bond Fund (formerly, Ivy Municipal Bond Fund), Delaware Ivy Municipal High Income Fund (formerly, Ivy Municipal High Income Fund), Delaware Ivy Securian Core Bond Fund (formerly, Ivy Securian Core Bond Fund), Delaware Ivy Small Cap Growth Fund (formerly, Ivy Small Cap Growth Fund), Delaware Ivy Smid Cap Core Fund (formerly, Ivy Small Cap Core Fund), Delaware Ivy Systematic Emerging Markets Equity Fund (formerly, Ivy Emerging Markets Equity Fund) and Delaware Ivy Value Fund (formerly, Ivy Value Fund), (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Ivy Large Cap Growth Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Ivy Large Cap Growth Fund is considered nondiversified.

The Funds offer Class A, Class C, and Class R6 shares. Each Fund (other than Delaware Ivy Government Money Market Fund) offers Class I and Class Y shares and each Fund (other than Delaware Ivy Government Money Market Fund, Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) offer Class R shares. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. In addition, Delaware Ivy Core Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Securian Core Bond Fund and Delaware Ivy Small Cap Growth Fund offer Class E shares. Class A shares and Class E shares are subject to an initial sales charge. If you are investing $1 million or more ($250,000 or more for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund, or for Class E shares), either as a lump sum or through one of the sales charge reduction features described in the prospectus, you may be eligible to buy Class A or Class E shares without a sales charge. However, if Delaware Distributors, L.P. (DDLP) or a predecessor distributor paid your financial intermediary a commission on your purchase that received a net asset value (NAV) breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase; or if DDLP paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares ($250,000 or more for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2022, and for all open tax years (years ended March 31, 2019–March 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy Government Money Market Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund and Delaware Ivy Securian Core Bond Fund declare daily and pay monthly. Delaware Ivy Global Growth Fund declare and pay dividends monthly. Delaware Ivy Global Equity Income Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Value Fund declare and pay quarterly. Delaware Ivy Core Equity Fund, Delaware Ivy Emerging Markets Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy International Value Fund and Delaware Ivy Small Cap Growth Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no such earnings credits for the year ended March 31, 2022.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Ivy Investment Management Company (IICO) served as each Fund’s investment manager through April 30, 2021. Effective April 30, 2021, Delaware Management Company (DMC) serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Core Equity Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.525% of net assets over $5 billion and up to $6 billion;
0.50% of net assets over $6 billion and up to $10 billion;
0.49% of net assets over $10 billion.

Delaware Ivy Global Bond Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $5 billion;
0.49% of net assets over $5 billion and up to $10 billion;
0.48% of net assets over $10 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Global Equity Income Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over$3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware Ivy Global Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.695% of net assets over$5 billion and up to $10 billion;
0.69% of net assets over $10 billion.

Delaware Ivy Government Money Market Fund	0.35% of net assets up to $1 billion;
0.30% of net assets over $1 billion.

Delaware Ivy High Income Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Delaware Ivy International Core Equity Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.69% of net assets over $5 billion and up to $10 billion;
0.68% of net assets over $10 billion.

Delaware Ivy International Value Fund[1]	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Large Cap Growth Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over$3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware Ivy Limited-Term Bond Fund	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion and up to $5 billion;
0.34% of net assets over $5 billion and up to $10 billion;
0.33% of net assets over $10 billion.

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Managed International Opportunities Fund	0.05% of net assets.

Delaware Ivy Mid Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Delaware Ivy Mid Cap Income Opportunities Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Delaware Ivy Municipal Bond Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion and up to $15 billion;
0.385% of net assets over $15 billion.

Delaware Ivy Municipal High Income Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion and up to $15 billion;
0.385% of net assets over $15 billion.

Delaware Ivy Securian Core Bond Fund[2]	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion.

Delaware Ivy Small Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Smid Cap Core Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Delaware Ivy Systematic Emerging Markets Equity Fund	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.755% of net assets over $5 billion and up to $10 billion;
0.75% of net assets over $10 billion.

Delaware Ivy Value Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

[1]	DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.
[2]	DMC has also contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

Under an agreement between DMC and Securian Asset Management, Inc. (Securian AM), Securian AM serves as subadviser to Delaware Ivy Securian Core Bond Fund. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the subadviser.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), each of which is an affiliate of DMC (the Affiliated Sub-Advisors).

MIMAK is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. MIMAK is primarily responsible for the day-to-day management of Delaware Ivy Global Equity Income Fund and Delaware Managed International Opportunities Fund portfolio. With respect to the Funds for which MIMAK serves as subadvisor, DMC has principal responsibility for all investment advisory services and may seek investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

MIMEL is a part of MIM. Although DMC has principal responsibility for DMC’s portion of the Funds, DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

Both DMC and MIMGL are a part of MAM and are primarily responsible for the day-to-day management of Delaware Ivy Systematic Emerging Markets Equity Fund’s portfolio. With respect to the Funds for which MIMGL serves as subadvisor, DMC has principal responsibility for each

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund, and may seek investment advice and recommendations from MIMGL and DMC may also permit MIMGL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

MFMHKL is a part of MAM. With respect to the Funds for which MFMHKL serves as subadvisor, DMC may permit MFMHKL to execute Fund security trades on behalf of DMC.

Pursuant to the terms of the relevant sub-advisory agreement, the investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds.

Through April 30, 2021, fees paid to the Independent Trustees could be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund recorded its portion of the deferred fees as a liability on the Statements of assets and liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

Prior to January 18, 2022 (for Delaware Ivy Core Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, and Delaware Ivy Value Fund), January 31, 2022 (for Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Securian Core Bond Fund), and February 28, 2022 (for Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) the Funds had an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC). Under the agreement, WISC acted as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund paid WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	Annual Fee Rate
$0 to $10M	$$0.00
$10 to $25M	11.50
$25 to $50M	23.10
$50 to $100M	35.50
$100 to $200M	48.40
$200 to $350M	63.20
$350 to $550M	82.50
$550 to $750M	96.30
$750 to $1,000M	121.60
Over $1,000M	148.50

In addition, for each class of shares in excess of one, each Fund paid WISC a monthly per-class fee equal to 2.50% of the monthly accounting services base fee. Each Fund also paid WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee was voluntarily waived by WISC until the Fund’s net assets were at least $10 million and is included in “Accounting and administration expenses” on the “Statements of operations.”

Effective as of January 18, 2022 (for Delaware Ivy Core Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, and Delaware Ivy Value Fund), January 31, 2022 (for Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Securian Core Bond Fund), and February 28, 2022 (for Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund), Delaware Investments Fund Services Company (DIFSC),

an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” From the effective dates mentioned above to March 31, 2022, each Fund was charged for these services as follows:

Fund	Fees
Delaware Ivy Core Equity Fund	$92,328
Delaware Ivy Global Bond Fund	48,086
Delaware Ivy Global Equity Income Fund	55,557
Delaware Ivy Global Growth Fund	92,152
Delaware Ivy Government Money Market Fund	15,875
Delaware Ivy High Income Fund	102,328
Delaware Ivy International Core Equity Fund	92,328
Delaware Ivy International Value Fund	23,231
Delaware Ivy Large Cap Growth Fund	92,342
Delaware Ivy Limited-Term Bond Fund	92,328
Delaware Ivy Managed International Opportunities Fund	1,882
Delaware Ivy Mid Cap Growth Fund	102,328
Delaware Ivy Mid Cap Income Opportunities Fund	119,219
Delaware Ivy Municipal Bond Fund	62,518
Delaware Ivy Municipal High Income Fund	103,718
Delaware Ivy Securian Core Bond Fund	87,328
Delaware Ivy Small Cap Growth Fund	108,466
Delaware Ivy Smid Cap Core Fund	69,804
Delaware Ivy Systematic Emerging Markets Equity Fund	100,821
Delaware Ivy Value Fund	92,297

Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. Delaware Ivy Government Money Market Fund pays a monthly fee of $1.75 for each shareholder account that was in existence at any time during the prior month plus, for Class A shareholder accounts, $0.75 for each shareholder check processed in the prior month. Delaware Ivy Limited-Term Bond Fund Class A, which also has check writing privileges, pays $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1.00% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1.00% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1.00% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1.00% that is based on average daily net assets.

Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, effective April 30, 2021, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.25%, 0.50% and 0.25% of the average daily net assets of the Class A, Class C, Class E, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay 12b-1 fees. Prior to April 30, 2021, each Fund paid Ivy Distributors, Inc. an annual 12b-1 fee at the same rate as described above.

From April 1, 2021 through July 29, 2022 (except as noted), DMC, DDLP and/or WRSCO, doing business as WISC, each Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows:

	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	expense	expense	expense	expense	expense	expense	expense
	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a
	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of
	average	average	average	average	average	average	average
	daily net	daily net	daily net	daily net	daily net	daily net	daily net
	assets	assets	assets	assets	assets	assets	assets
Fund	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Delaware Ivy Core Equity Fund	1.03%	n/a	0.97%[1]	0.84%	n/a	n/a	0.84%
Delaware Ivy Global Bond Fund[2]	0.96%	1.72%	n/a	0.74%	n/a	0.74%	0.96%
Delaware Ivy Global Equity Income Fund	1.22%	n/a	1.09%	0.92%	n/a	n/a	1.19%
Delaware Ivy Global Growth Fund	n/a	n/a	n/a	1.06%	n/a	n/a	n/a
Delaware Ivy Government Money Market Fund[3]	n/a	n/a	0.49%	n/a	n/a	n/a	n/a
Delaware Ivy High Income Fund	n/a	1.66%	1.04%	n/a	n/a	n/a	n/a
Delaware Ivy International Core Equity Fund[4]	1.23%	1.92%	1.17%[5]	0.79%	1.53%	0.79%	1.18%
Delaware Ivy International Value Fund[6]	n/a	n/a	n/a	n/a	n/a	n/a	n/a

	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	expense	expense	expense	expense	expense	expense	expense
	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a
	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of
	average	average	average	average	average	average	average
	daily net	daily net	daily net	daily net	daily net	daily net	daily net
	assets	assets	assets	assets	assets	assets	assets
Fund	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Delaware Ivy Large Cap Growth Fund	1.04%	n/a	1.10%	0.64%	n/a	0.64%	1.05%
Delaware Ivy Limited-Term Bond Fund	n/a	n/a	0.86%[7]	n/a	n/a	n/a	n/a
Delaware Ivy Managed International Opportunities Fund[4]	0.46%	1.25%	n/a	0.16%	0.72%	n/a	0.38%
Delaware Ivy Mid Cap Growth Fund[4]	1.30%	n/a	1.23%[8]	0.79%	n/a	0.79%	n/a
Delaware Ivy Mid Cap Income Opportunities Fund[4]	1.34%	2.06%	n/a	0.83%	1.80%	0.83%	1.35%
Delaware Ivy Municipal Bond Fund	0.83%	n/a	n/a	0.70%	n/a	n/a	n/a
Delaware Ivy Municipal High Income Fund	n/a	1.58%	n/a	0.61%	n/a	n/a	0.94%
Delaware Ivy Securian Core Bond Fund[4]	n/a	n/a	0.95%	0.45%	n/a	0.45%	n/a
Delaware Ivy Small Cap Growth Fund	n/a	2.04%	1.29%[9]	0.89%	n/a	0.89%	n/a
Delaware Ivy Smid Cap Core Fund[4]	n/a	n/a	n/a	0.89%	n/a	0.89%	n/a

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	expense	expense	expense	expense	expense	expense	expense
	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a	limitation as a
	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of	percentage of
	average	average	average	average	average	average	average
	daily net	daily net	daily net	daily net	daily net	daily net	daily net
	assets	assets	assets	assets	assets	assets	assets
Fund	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
Delaware Ivy Systematic Emerging Markets Equity Fund	1.56%	n/a	n/a	0.99%	n/a	0.99%	n/a
Delaware Ivy Value Fund	1.20%	n/a	n/a	0.92%	n/a	n/a	n/a

[1]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 0.99%.
[2]	Effective November 15, 2021 through November 15, 2022. Prior to July 29, 2021, the Class Y expense limit in effect was 0.99%.
[3]	Voluntary. To maintain minimum yield. Minimum yield was 0.00%.
[4]	Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[5]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 1.18%.
[6]	DMC has contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.
[7]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 0.93%.
[8]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 1.24%.
[9]	Reflects the lower expense limit which went into effect July 29, 2021. Prior to July 29, 2021, the expense limit in effect was 1.30%.

Through July 31, 2021, for each Fund, as applicable, the Fund’s distributor and WISC had contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class R6 shares and Class Y shares did not exceed the total annual ordinary operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2022, each Fund was charged for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Ivy Core Equity Fund	$34,339
Delaware Ivy Global Bond Fund	8,922
Delaware Ivy Global Equity Income Fund	11,088
Delaware Ivy Global Growth Fund	13,899
Delaware Ivy Government Money Market Fund	10,174
Delaware Ivy High Income Fund	436,796
Delaware Ivy International Core Equity Fund	2,703
Delaware Ivy International Value Fund	4,826
Delaware Ivy Large Cap Growth Fund	21,557
Delaware Ivy Limited-Term Bond Fund	8,065

Fund	Fees
Delaware Ivy Managed International Opportunities Fund	$4,685
Delaware Ivy Mid Cap Growth Fund	24,019
Delaware Ivy Mid Cap Income Opportunities Fund	32,372
Delaware Ivy Municipal Bond Fund	6,886
Delaware Ivy Municipal High Income Fund	26,115
Delaware Ivy Securian Core Bond Fund	10,066
Delaware Ivy Small Cap Growth Fund	21,382
Delaware Ivy Smid Cap Core Fund	10,464
Delaware Ivy Systematic Emerging Markets Equity Fund	16,181
Delaware Ivy Value Fund	4,898

For the year ended March 31, 2022, DDLP earned commissions on sales of Class A and Class E shares for each Fund as follows:

Fund	Class A	Class E
Delaware Ivy Core Equity Fund	$953,919	$13,880
Delaware Ivy Global Bond Fund	34,371	—
Delaware Ivy Global Equity Income Fund	69,643	2,028
Delaware Ivy Global Growth Fund	99,696	—
Delaware Ivy High Income Fund	793,949	5,937
Delaware Ivy International Core Equity Fund	106,444	6,908
Delaware Ivy International Value Fund	15,368	—
Delaware Ivy Large Cap Growth Fund	1,199,452	32,648
Delaware Ivy Limited-Term Bond Fund	221,444	3,103
Delaware Ivy Managed International Opportunities Fund	24,344	—
Delaware Ivy Mid Cap Growth Fund	1,033,107	20,738
Delaware Ivy Mid Cap Income Opportunities Fund	187,980	—
Delaware Ivy Municipal Bond Fund	63,732	—
Delaware Ivy Municipal High Income Fund	112,202	—
Delaware Ivy Securian Core Bond Fund	83,473	2,708
Delaware Ivy Small Cap Growth Fund	468,556	12,886
Delaware Ivy Smid Cap Core Fund	88,635	—
Delaware Ivy Systematic Emerging Markets Equity Fund	145,767	—
Delaware Ivy Value Fund	193,560	—

For the year ended March 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A, Class C and Class E shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C	Class E
Delaware Ivy Core Equity Fund	$1,852	1,941	$143
Delaware Ivy Global Bond Fund	1,050	225	—
Delaware Ivy Global Equity Income Fund	284	109	—
Delaware Ivy Global Growth Fund	126	152	—
Delaware Ivy Government Money Market Fund	2,445	44	7
Delaware Ivy High Income Fund	2,970	4,009	58
Delaware Ivy International Core Equity Fund	6,882	457	86
Delaware Ivy International Value Fund	290	—	—
Delaware Ivy Large Cap Growth Fund	2,349	2,886	10
Delaware Ivy Limited-Term Bond Fund	1,930	1,164	67
Delaware Ivy Managed International Opportunities Fund	53	52	—
Delaware Ivy Mid Cap Growth Fund	1,444	1,383	45
Delaware Ivy Mid Cap Income Opportunities Fund	248	873	—
Delaware Ivy Municipal Bond Fund	719	112	—
Delaware Ivy Municipal High Income Fund	8,285	683	—

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Class A	Class C	Class E
Delaware Ivy Securian Core Bond Fund	$577	977	$—
Delaware Ivy Small Cap Growth Fund	2,525	1,150	139
Delaware Ivy Smid Cap Core Fund	143	317	—
Delaware Ivy Systematic Emerging Markets Equity Fund	576	238	—
Delaware Ivy Value Fund	817	974	—

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

During the year ended March 31,2022, Waddell & Reed Services Company reimbursed $161,333, $1,327, $40,676, $831, $160,620, $4,732, $6,333 and $13,334 to Delaware Ivy High Income Fund Class A, Class B, Class C, Class E, Class I, Class R, Class R6 and Class Y shares, respectively, for losses. These amounts are included as subscriptions on the “Statements of changes in net assets.”

Cross trades for the year ended March 31, 2022, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy Global Bond Fund	$5,093,282	$—	$—
Delaware Ivy Global Growth Fund	10,503,492	4,322,967	948,746
Delaware Ivy High Income Fund	1,472,324	—	—
Delaware Ivy Mid Cap Growth Fund	16,006,886	—	—
Delaware Ivy Municipal Bond Fund	48,291,861	41,450,072	(408,046)
Delaware Ivy Municipal High Income Fund	13,507,781	39,742,584	(111,405)
Delaware Ivy Smid Cap Core Fund	—	17,133,126	265,802

A summary of the transactions in affiliated companies during the year ended March 31, 2022 as follows:

				Net	Net
				realized	change in
				gain	unrealized
				(loss)	appreciation
	Value,			on	(depreciation)	Value,
	beginning	Gross	Gross	affiliated	on affiliated	end of		Interest
	of period	additions	reductions(1)	securities	securities*	period	Shares	Income
Delaware Ivy High Income Fund
Common Stocks—1.6%
ASG Warrant	$—	$—	$—	$—	$—	$—	19,688	$—
BIS Industries
Holdings	20	—	—	—	(20)	—	19,682,813	—
Foresight Energy	17,029,384	—	—	—	7,307,885	24,337,269	1,117,414	—
Larchmont
Resources	733,543	—	(4,917,326)	—	5,862,680	1,678,897	18,338	—
Maritime Finance	4,659,932	—	—	—	(215,454)	4,444,478	1,750,000	—
New Cotai†	74,764,580	—	—	—	(56,040,965)	18,723,614	20,316,462	—
True Religion
Apparel	5,122,186	—	—	—	2,744,176	7,866,362	395	—
Total	$102,309,645	$—	$(4,917,326)	$—	$(40,341,698)	$57,050,620		$—
Preferred Stock—0.1%
True Religion
Apparel	2,050,430	—	—	—	—	2,050,430	410	—
Loan Agreements—0.2%
Foresight Exit TL A	11,495,036	—	(1,640,251)	—	(2,109,424)	7,745,361	7,706,827	618,609
Larchmont
Resources LLC
(9.050% Cash or
9.050%PIK)	6,024,683	—	(14,208,854)	105,618	8,078,553	—	—	1,024,201
New Cotai LLC
(14.000% Cash
or 14.000% PIK)	5,830,472	812,488	(6,507,977)	—	(134,983)	—	—	653,487
Total	$23,350,191	$812,488	$(22,357,082)	$105,618	$5,834,146	$7,745,361		$2,296,297

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

					Net
				Net	change in
				realized	unrealized
				gain (loss)	appreciation
	Value,			on	(depreciation)	Value,
	beginning	Gross	Gross	affiliated	on affiliated	end of		Dividend
	of period	additions	reductions	fund	fund	period	Shares	Income
Delaware Ivy Managed International Opportunities Fund
Affiliated Mutual Funds—99.5%
Delaware Ivy Global Equity Income Fund	$18,004,268	$1,805,594	$(6,688,672)	$657,079	$(977,251)	$12,801,018	1,003,215	$663,589
Delaware Ivy Global Growth Fund	17,053,034	2,165,857	(20,323,998)	6,494,339	(5,389,232)	—	—	269,812
Delaware Ivy International Core Equity Fund	55,746,224	25,039,734	(18,314,536)	2,213,921	(4,639,373)	60,045,970	3,111,190	1,334,441
Delaware Ivy International Small Cap Fund	17,789,115	2,955,457	(12,275,272)	2,003,958	(3,743,184)	6,730,074	570,829	1,173,347
Delaware Ivy International Value Fund	20,286,163	16,377,240	(15,282,952)	1,701,915	(2,966,495)	20,115,871	1,177,744	205,954
Delaware Ivy Systematic Emerging Markets Equity Fund	49,529,971	10,564,377	(18,230,037)	2,978,245	(11,812,709)	33,029,847	1,407,922	451,736
Total	$178,408,775	$58,908,259	$(91,115,467)	$16,049,457	$(29,528,244)	$132,722,780		$4,098,879

				Net	Net
				realized	change in
				gain	unrealized
				(loss)	appreciation
	Value,			on	(depreciation)	Value,
	beginning	Gross	Gross	affiliated	on affiliated	end of		Dividend
	of period	additions	reductions	securities	securities*	period	Shares	Income
Delaware Ivy Mid Cap Income Opportunities Fund
Limited Partnerships—1.6%
Rattler Midstream***	$21,399,000	$—	$—	$—	$6,723,001	$28,122,001	2,013,028	$2,013,028

				Net	Net
				realized	change in
				gain	unrealized
				(loss)	appreciation
	Value,			on	(depreciation)	Value,
	beginning	Gross	Gross	affiliated	on affiliated	end of		Dividend
	of period	additions	reductions	securities	securities	period	Shares	Income
Delaware Ivy Small Cap Growth Fund
Common Stock—1.5%
PetIQ†	$70,551,946	$8,400,915	$(19,338,472)	$(10,038,688)	$(15,308,097)	$34,267,604	1,404,410	$—

(1)	The amount shown included return of capital.

*	Does not tie to Net change in unrealized appreciation (depreciation) on Investment in affiliates on the Statement of operations as a result of previously affiliated securities moving to unaffiliated.
†	Non-income producing security.
***	Issuer is not an affiliated investment of the Fund at March 31, 2021.

3. Investments

For the year ended March 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware Ivy Core Equity Fund	$1,732,158,274	$—	$2,546,363,262	$—
Delaware Ivy Global Bond Fund	266,030,258	39,058,719	224,464,932	25,086,012
Delaware Ivy Global Equity Income Fund	635,787,769	—	750,773,237	—
Delaware Ivy Global Growth Fund	461,455,686	—	674,966,927	—
Delaware Ivy Government Money Market Fund	—	—	—	—
Delaware Ivy High Income Fund	1,810,093,420	—	2,592,421,766	—
Delaware Ivy International Core Equity Fund	1,607,130,152	—	2,260,109,526	—
Delaware Ivy International Value Fund	277,926,275	—	318,947,713	—
Delaware Ivy Large Cap Growth Fund	707,094,977	—	1,462,730,702	—
Delaware Ivy Limited-Term Bond Fund	605,738,438	351,232,949	714,271,443	413,747,991
Delaware Ivy Managed International Opportunities Fund	58,908,260	—	88,231,691	—
Delaware Ivy Mid Cap Growth Fund	2,123,700,586	—	2,302,991,410	—
Delaware Ivy Mid Cap Income Opportunities Fund	496,103,420	—	343,928,863	—
Delaware Ivy Municipal Bond Fund	423,509,176	—	470,748,053	—
Delaware Ivy Municipal High Income Fund	401,321,509	—	491,948,474	—
Delaware Ivy Securian Core Bond Fund	327,329,083	585,985,778	627,870,607	598,709,671
Delaware Ivy Small Cap Growth Fund	1,111,749,925	—	1,536,043,973	—
Delaware Ivy Smid Cap Core Fund	859,960,437	—	1,020,771,507	—
Delaware Ivy Systematic Emerging Markets Equity Fund	802,905,913	—	1,259,822,785	—
Delaware Ivy Value Fund	898,425,849	—	967,601,949	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

Notes to financial statements

Ivy Funds

3. Investments (continued)

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Ivy Core Equity Fund	$2,814,167,444	$1,908,051,193	$(48,729,557)	$1,859,321,636
Delaware Ivy Global Bond Fund	540,173,704	2,964,606	(22,646,485)	(19,681,879)
Delaware Ivy Global Equity Income Fund	525,922,538	20,591,645	(39,699,756)	(19,108,111)
Delaware Ivy Global Growth Fund	670,847,803	257,246,902	(55,018,724)	202,228,178
Delaware Ivy Government Money Market Fund	145,196,027	—	—	—
Delaware Ivy High Income Fund	3,726,820,424	73,766,645	(448,768,087)	(375,001,442)
Delaware Ivy International Core Equity Fund	1,663,583,095	380,718,543	(198,755,372)	181,963,171
Delaware Ivy International Value Fund	202,786,843	7,711,300	(17,602,466)	(9,891,166)
Delaware Ivy Large Cap Growth Fund	2,509,895,088	3,375,857,990	(99,668,774)	3,276,189,216
Delaware Ivy Limited-Term Bond Fund	973,504,144	2,110,939	(22,058,872)	(19,947,933)
Delaware Ivy Managed International Opportunities Fund	114,847,015	23,099,669	(4,374,916)	18,724,753
Delaware Ivy Mid Cap Growth Fund	4,795,552,261	2,894,703,889	(284,097,009)	2,610,606,880
Delaware Ivy Mid Cap Income Opportunities Fund	1,424,558,256	424,843,840	(39,585,759)	385,258,081
Delaware Ivy Municipal Bond Fund	617,485,331	21,330,858	(19,583,044)	1,747,814
Delaware Ivy Municipal High Income Fund	916,685,058	26,024,346	(84,859,226)	(58,834,880)
Delaware Ivy Securian Core Bond Fund	874,818,507	8,663,670	(40,913,909)	(32,250,239)
Delaware Ivy Small Cap Growth Fund	1,834,571,949	656,394,913	(97,024,623)	559,370,290
Delaware Ivy Smid Cap Core Fund	553,152,616	57,473,472	(22,456,078)	35,017,394
Delaware Ivy Systematic Emerging Markets Equity Fund	1,193,169,068	456,389,435	(166,872,114)	289,517,321
Delaware Ivy Value Fund	1,107,832,872	400,199,079	(29,431,538)	370,767,541

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 −	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 −	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 −	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2022:

Delaware Ivy
Core Equity Fund
Level 1
Securities
Assets:
Common Stocks	$4,484,649,032
Short-Term Investments	188,840,048
Total Value of Securities	$4,673,489,080

	Delaware Ivy Global Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Security	$—	$145,940	$145,940
Corporate Bonds	—	335,479,276	335,479,276
Sovereign Bonds	—	46,042,243	46,042,243
Supranational Banks	—	7,794,463	7,794,463
US Treasury Obligations	—	93,563,111	93,563,111
Options Purchased	—	160,448	160,448
Short-Term Investments	12,677,051	—	12,677,051
Securities Lending Collateral	23,412,858	—	23,412,858
Total Value of Securities Before Options Written	$36,089,909	$483,185,481	$519,275,390
Liabilities:
Options Written	$—	$(67,391)	$(67,391)

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1,135,722	$1,135,722
Futures Contracts	1,287,892	—	1,287,892
Liabilities:
Foreign Currency Exchange Contracts	$—	$(68,900)	$(68,900)
Futures Contracts	(1,070,888)	—	(1,070,888)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Global Equity Income Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Denmark	$—	$19,624,393	$19,624,393
France	11,889,139	48,062,354	59,951,493
Germany	—	57,578,984	57,578,984
Ireland	—	31,908	31,908
Japan	—	29,884,687	29,884,687
Netherlands	—	16,856,660	16,856,660
South Africa	—	25,981	25,981
Spain	—	23,175,703	23,175,703
Sweden	—	30,323,908	30,323,908
Switzerland	—	48,419,859	48,419,859
United Kingdom	—	47,728,377	47,728,377
United States	155,370,012	50,367	155,420,379
Exchange-Traded Fund	4,450,622	—	4,450,622
Short-Term Investments	140,103	—	140,103
Securities Lending Collateral	13,198,150	—	13,198,150
Total Value of Securities	$185,048,026	$321,763,181	$506,811,207

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$3,412	$3,412
Liabilities:
Foreign Currency Exchange Contracts	—	(192)	(192)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Global Growth Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Canada	$33,949,484	$—	$33,949,484
China	9,598,897	—	9,598,897
China/Hong Kong	8,138,038	21,858,772	29,996,810
Denmark	—	12,398,027	12,398,027
France	—	47,995,240	47,995,240
Germany	—	42,766,876	42,766,876
India	—	36,671,829	36,671,829
Italy	—	19,245,162	19,245,162
Japan	—	25,251,551	25,251,551
Republic of Korea	—	15,510,347	15,510,347
Taiwan	21,043,526	—	21,043,526
United Kingdom	—	23,273,648	23,273,648
United States	514,310,691	28,682,706	542,993,397
Preferred Stock	—	9,209,170	9,209,170
Short-Term Investments	3,171,029	—	3,171,029
Total Value of Securities	$590,211,665	$282,863,328	$873,074,993

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1,085	$1,085
Liabilities:
Foreign Currency Exchange Contracts	—	(97)	(97)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Government Money Market Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Obligations	$—	$75,355,849	$75,355,849
Variable Rate Demand Notes	—	10,925,000	10,925,000
Short-Term Investments	58,915,178	—	58,915,178
Total Value of Securities	$58,915,178	$86,280,849	$145,196,027

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy High Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Consumer Cyclical	$43,533,248	$—	$18,723,615	$62,256,863
Consumer Non-Cyclical	—	—	—	—
Energy	24,398,808	—	535,090	24,933,898
Financials	—	—	1,678,897	1,678,897
Industrials	4,444,478	—	—	4,444,478
Services	60,529,113	—	—	60,529,113
Convertible Bond	—	4,998,884	—	4,998,884
Convertible Preferred Stock	50,558,647	—	—	50,558,647
Corporate Bonds	—	2,417,260,307	—	2,417,260,307
Investment Company	13,064,474	—	—	13,064,474
Loan Agreements	—	556,563,558	—	556,563,558
Municipal Bonds	—	27,587,571	—	27,587,571
Preferred Stock	2,050,430	—	—	2,050,430
Warrant	579,471	—	—	579,471
Short-Term Investments	79,262,712	—	—	79,262,712
Securities Lending Collateral	46,678,885	—	—	46,678,885
Total Value of Securities	$325,100,266	$3,006,410,320	$20,937,602	$3,352,448,188

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(629,206)	$—	$(629,206)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy International Core Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Australia	$—	$33,680,899	$33,680,899
Austria	—	19,080,837	19,080,837
Brazil	60,611,625	—	60,611,625
Canada	136,828,824	—	136,828,824
China	42,896,488	51,948,310	94,844,798
China/Hong Kong	17,538,900	20,958,014	38,496,914
Denmark	—	51,822,887	51,822,887
France	—	228,045,547	228,045,547
Germany	—	212,172,678	212,172,678
Italy	—	14,851,788	14,851,788
Japan	—	242,448,339	242,448,339
Mexico	29,961,543	—	29,961,543
Netherlands	—	52,710,223	52,710,223
Norway	—	30,569,728	30,569,728
Republic of Korea	—	68,755,597	68,755,597
Spain	—	23,056,299	23,056,299
Sweden	—	19,806,737	19,806,737
Switzerland	—	35,634,890	35,634,890
Taiwan	—	36,411,500	36,411,500
United Kingdom	34,850,544	203,799,218	238,649,762
United States	5,380,313	125,883,795	131,264,108
Preferred Stock	—	19,011,914	19,011,914
Short-Term Investments	20,577,025	—	20,577,025
Securities Lending Collateral	6,239,442	—	6,239,442
Total Value of Securities	$354,884,704	$1,490,649,200	$1,845,533,904

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$38,131	$38,131
Liabilities:
Foreign Currency Exchange Contracts	—	(25,769)	(25,769)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy International Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Denmark	$—	$10,608,020	$10,608,020
Finland	—	19,275	19,275
France	3,998,839	27,472,509	31,471,348
Germany	—	26,394,882	26,394,882
Hong Kong	—	23,669	23,669
Japan	—	23,043,463	23,043,463
Netherlands	—	7,923,653	7,923,653
Spain	—	11,458,140	11,458,140
Sweden	—	16,137,156	16,137,156
Switzerland	—	29,406,855	29,406,855
United Kingdom	—	25,738,808	25,738,808
Exchange-Traded Funds	3,829,593	—	3,829,593
Securities Lending Collateral	6,839,100	—	6,839,100
Total Value of Securities	$14,667,532	$178,226,430	$192,893,962

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1,813	$1,813
Liabilities:
Foreign Currency Exchange Contracts	—	(98)	(98)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
Large Cap
Growth Fund
Level 1
Securities
Assets:
Common Stocks	$5,762,752,682
Short-Term Investments	14,301,622
Securities Lending Collateral	9,030,000
Total Value of Securities	$5,786,084,304

	Delaware Ivy Limited-Term Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$7,564,878	$7,564,878
Agency Commercial Mortgage-Backed Securities	—	114,097,805	114,097,805
Collateralized Debt Obligations	—	76,474,720	76,474,720
Corporate Bonds	—	591,485,031	591,485,031

	Delaware Ivy Limited-Term Bond Fund
	Level 1	Level 2	Total
Non-Agency Asset-Backed Securities	$—	$10,927,448	$10,927,448
Non-Agency Commercial Mortgage-Backed Security	—	6,311,747	6,311,747
Supranational Bank	—	1,501,504	1,501,504
US Treasury Obligations	—	129,104,016	129,104,016
Short-Term Investments	14,271,674	—	14,271,674
Securities Lending Collateral	2,378,698	—	2,378,698
Total Value of Securities	$16,650,372	$937,467,149	$954,117,521

Derivatives[1]
Liabilities:
Futures Contracts	$(561,310)	$—	$(561,310)

[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
Managed
International
Opportunities
Fund
Level 1
Securities
Assets:
Affiliated Mutual Funds	$132,722,780
Short-Term Investments	848,988
Total Value of Securities	$133,571,768

Delaware Ivy
Mid Cap Growth
Fund
Level 1
Securities
Assets:
Common Stocks	$7,220,098,453
Short-Term Investments	37,249,391
Securities Lending Collateral	151,991,897
Total Value of Securities Before Options Written	$7,409,339,741
Liabilities:
Options Written	$(3,180,600)

Notes to financial statements

Ivy Funds

3. Investments (continued)

Delaware Ivy
Mid Cap Income
Opportunities
Fund
Level 1
Securities
Assets:
Common Stocks	$1,700,770,598
Limited Partnerships	28,122,001
Short-Term Investments	27,073,762
Securities Lending Collateral	53,849,976
Total Value of Securities	$1,809,816,337

	Delaware Ivy Municipal Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Municipal Bonds	$—	$618,083,698	$618,083,698
Short-Term Investments	1,149,447	—	1,149,447
Total Value of Securities	$1,149,447	$618,083,698	$619,233,145

	Delaware Ivy Municipal High Income Fund
	Level 1	Level 2	Total
Securities
Assets:
Municipal Bonds	$—	$829,960,745	$829,960,745
Short-Term Investments[1]	10,444,433	17,445,000	27,889,433
Total Value of Securities	$10,444,433	$847,405,745	$857,850,178

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Total
Short-Term Investments	37.45%	62.55%	100.00%

	Delaware Ivy Securian Core Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$20,701,439	$20,701,439
Agency Commercial Mortgage-Backed Securities	—	6,950,048	6,950,048
Agency Mortgage-Backed Securities	—	31,449,623	31,449,623
Corporate Bonds	—	360,737,690	360,737,690
Municipal Bonds	—	12,790,475	12,790,475
Non-Agency Asset-Backed Securities	—	91,893,312	91,893,312

	Delaware Ivy Securian Core Bond Fund
	Level 1	Level 2	Total
Non-Agency Collateralized Mortgage Obligations	$—	$101,965,215	$101,965,215
Non-Agency Commercial Mortgage-Backed Securities	—	46,634,785	46,634,785
Preferred Stock	4,060,000	—	4,060,000
US Treasury Obligations	—	143,254,565	143,254,565
Short-Term Investments	16,901,252	—	16,901,252
Securities Lending Collateral	7,855,048	—	7,855,048
Total Value of Securities	$28,816,300	$816,377,152	$845,193,452

Derivatives[1]
Assets:
Futures Contracts	$1,311,446	$—	$1,311,446
Liabilities:
Futures Contracts	$(3,936,630)	$—	$(3,936,630)

[1]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
Small Cap
Growth Fund
Level 1
Securities
Assets:
Common Stocks	$2,341,591,987
Short-Term Investments	10,682,540
Securities Lending Collateral	41,667,712
Total Value of Securities	$2,393,942,239

Delaware Ivy
Smid Cap Core
Fund
Level 1
Securities
Assets:
Common Stocks	$588,170,010
Securities Lending Collateral	8,852,810
Total Value of Securities	$597,022,820

	Delaware Ivy Systematic Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$20,585,535	$148,063,703	$—	$168,649,238
Consumer Discretionary	51,119,644	135,669,167	1,130,874	187,919,685
Consumer Staples	35,351,220	69,322,747	—	104,673,967
Energy	5,144,466	49,367,881	226,176	54,738,523

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Systematic Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Financials	$44,170,701	$205,012,798	$42,485	$249,225,984
Healthcare	6,198,787	10,285,739	—	16,484,526
Industrials	4,797,590	109,613,347	—	114,410,937
Information Technology	—	404,538,397	—	404,538,397
Materials	26,683,421	66,373,328	—	93,056,749
Real Estate	—	38,829,765	—	38,829,765
Utilities	—	3,297,751	—	3,297,751
Preferred Stock	40,782,921	—	—	40,782,921
Securities Lending Collateral	6,154,460	—	—	6,154,460
Total Value of Securities	$240,988,745	$1,240,374,623	$1,399,535	$1,482,762,903

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$51,725	$—	$51,725
Liabilities:
Foreign Currency Exchange Contracts	$—	$(128,239)	$—	$(128,239)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy
Value Fund
Level 1
Securities
Assets:
Common Stocks	$1,451,957,541
Short-Term Investments	26,642,872
Total Value of Securities	$1,478,600,413

During the year ended March 31, 2022, for all funds except Delaware Ivy High Income Fund, there were no transfers into or out of Level 3 investments. Each Funds’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Fund’s net assets.

Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Delaware Ivy Systematic Emerging Markets Equity Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Value Fund had no level 3 investments at March 31, 2022.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Delaware Ivy High Income Fund

	Common Stocks	Loan Agreements
Balance as of 3/31/21	$113,059,761	$66,443,754
Net change in unrealized appreciation (depreciation)	(13,323,727)	25,816,172
Transfers in	1,275,124	—
Transfers out	(80,073,556)	(92,259,926)
Balance as of 3/31/22	$20,937,602	$—
Net change in unrealized appreciation (depreciation)
from Level 3 investments still held as of 3/31/22	$(13,323,727)	$25,816,172

Notes to financial statements

Ivy Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2022 and 2021 were as follows:

			Long-term
	Tax-exempt	Ordinary	capital
	income	income	gains	Total
Year ended March 31, 2022:
Delaware Ivy Core Equity Fund	$—	$142,481,004	$444,346,397	$586,827,401
Delaware Ivy Global Bond Fund	—	13,745,029	—	13,745,029
Delaware Ivy Global Equity Income Fund	—	21,733,923	24,698,808	46,432,731
Delaware Ivy Global Growth Fund	—	13,191,774	55,351,393	68,543,167
Delaware Ivy Government Money Market Fund	—	30,882	—	30,882
Delaware Ivy High Income Fund	—	258,196,207	—	258,196,207
Delaware Ivy International Core Equity Fund	—	59,475,441	—	59,475,441
Delaware Ivy International Value Fund	—	5,491,305	—	5,491,305
Delaware Ivy Large Cap Growth Fund	—	195,191,405	374,426,728	569,618,133
Delaware Ivy Limited-Term Bond Fund	—	12,331,033	—	12,331,033
Delaware Ivy Managed International Opportunities Fund	—	3,750,514	343,650	4,094,164
Delaware Ivy Mid Cap Growth Fund	—	128,694,208	803,176,207	931,870,415
Delaware Ivy Mid Cap Income Opportunities Fund	—	39,308,250	26,449,810	65,758,060
Delaware Ivy Municipal Bond Fund	15,441,016	6,949	6,447,046	21,895,011
Delaware Ivy Municipal High Income Fund	31,750,840	2,177	—	31,753,017
Delaware Ivy Securian Core Bond Fund	—	23,935,064	2,031,489	25,966,553
Delaware Ivy Small Cap Growth Fund	—	81,413,974	568,208,748	649,622,722
Delaware Ivy Smid Cap Core Fund	—	66,534,796	45,617,571	112,152,367
Delaware Ivy Systematic Emerging Markets Equity Fund	—	15,948,852	—	15,948,852
Delaware Ivy Value Fund	—	53,603,389	98,510,354	152,113,743

Year ended March 31, 2021:
Delaware Ivy Core Equity Fund	—	17,813,050	93,787,947	111,600,997
Delaware Ivy Global Bond Fund	—	12,737,409	—	12,737,409
Delaware Ivy Global Equity Income Fund	—	11,930,404	8,427,113	20,357,517
Delaware Ivy Global Growth Fund	—	88,009	50,869,467	50,957,476
Delaware Ivy Government Money Market Fund	—	96,640	—	96,640
Delaware Ivy High Income Fund	—	260,840,407	—	260,840,407
Delaware Ivy International Core Equity Fund	—	34,524,008	—	34,524,008
Delaware Ivy International Value Fund	—	3,239,967	—	3,239,967
Delaware Ivy Large Cap Growth Fund	—	6,603,661	341,544,968	348,148,629
Delaware Ivy Limited-Term Bond Fund	—	17,466,610	—	17,466,610
Delaware Ivy Managed International Opportunities Fund	—	1,669,932	—	1,669,932
Delaware Ivy Mid Cap Growth Fund	—	10,052,278	620,487,260	630,539,538
Delaware Ivy Mid Cap Income Opportunities Fund	—	17,427,083	—	17,427,083
Delaware Ivy Municipal Bond Fund	—	17,016,286	—	17,016,286
Delaware Ivy Municipal High Income Fund	—	35,385,551	—	35,385,551
Delaware Ivy Securian Core Bond Fund	—	—	—	—
Delaware Ivy Small Cap Growth Fund	—	—	—	—
Delaware Ivy Smid Cap Core Fund	—	—	—	—
Delaware Ivy Systematic Emerging Markets Equity Fund	—	20,393,034	—	20,393,034
Delaware Ivy Value Fund	—	—	—	—

5. Components of Net Assets on a Tax Basis

As of March 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Core Equity	Global Bond	Global Equity
	Fund	Fund	Income Fund
Shares of beneficial interest	$2,475,793,144	$580,954,648	$366,533,022
Undistributed ordinary income	4,790,773	2,219,816	19,428,001
Undistributed long-term capital gains	363,132,362	—	128,395,853
Qualified late year loss deferrals	(39,294,765)	—	(304,859)
Capital loss carryforwards	—	(66,376,263)	—
Other temporary differences	(822,585)	(114,901)	(131,845)
Unrealized appreciation (depreciation) of investments and foreign currencies	1,859,321,636	(19,681,879)	(19,108,111)
Net assets	$4,662,920,565	$497,001,421	$494,812,061

	Delaware Ivy	Delaware Ivy
	Global	Government	Delaware Ivy
	Growth	Money	High Income
	Fund	Market Fund	Fund
Shares of beneficial interest	$444,011,908	$146,270,200	$5,128,020,174
Undistributed ordinary income	259,829	4,229	1,238,089
Undistributed long-term capital gains	223,732,108	196	—
Distributions payable	—	(700)	(2,516,574)
Capital loss carryforwards	—	—	(1,281,384,716)
Other temporary differences	(183,066)	(8,178)	(446,236)
Unrealized appreciation (depreciation) of investments and foreign currencies	202,228,178	—	(375,001,442)
Net assets	$870,048,957	$146,265,747	$3,469,909,295

	Delaware Ivy
	International	Delaware Ivy	Delaware Ivy
	Core Equity	International	Large Cap
	Fund	Value Fund	Growth Fund
Shares of beneficial interest	$1,715,254,971	$185,997,539	$2,187,941,201
Undistributed ordinary income	904,781	2,020,549	29,826,075
Undistributed long-term capital gains	—	9,275,416	280,352,401
Capital loss carryforwards	(46,407,665)	—	—
Other temporary differences	(195,846)	(59,673)	(457,753)
Unrealized appreciation (depreciation) of investments and foreign currencies	181,963,171	(9,891,166)	3,276,189,216
Net assets	$1,851,519,412	$187,342,665	$5,773,851,140

		Delaware Ivy
		Managed	Delaware Ivy
	Delaware Ivy	International	Mid Cap
	Limited-Term	Opportunities	Growth
	Bond Fund	Fund	Fund
Shares of beneficial interest	$982,153,071	$103,887,546	$4,351,334,295
Undistributed ordinary income	387,411	—	—
Undistributed long-term capital gains	—	11,405,075	296,744,966
Qualified late year loss deferrals	—	(613,875)	(40,855,579)
Distributions payable	(98,407)	—	—
Capital loss carryforwards	(15,779,940)	—	—
Other temporary differences	(67,536)	(10,529)	(394,683)
Unrealized appreciation (depreciation) of investments and foreign currencies	(19,947,933)	18,724,753	2,610,606,880
Net assets	$946,646,666	$133,392,970	$7,217,435,879

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Mid Cap Income	Municipal	Municipal
	Opportunities	Bond	High Income
	Fund	Fund	Fund
Shares of beneficial interest	$1,343,418,723	$616,005,660	$949,251,840
Undistributed ordinary income	9,330,124	—	—
Undistributed tax-exempt income	—	1,996,690	7,747,461
Undistributed long-term capital gains	19,572,017	965,436	—
Distributions payable	—	(208,384)	(306,416)
Capital loss carryforwards	—	—	(38,178,964)
Other temporary differences	(24,906)	(145,544)	(155,623)
Unrealized appreciation (depreciation) of investments and foreign currencies	385,258,081	1,747,814	(58,834,880)
Net assets	$1,757,554,039	$620,361,672	$859,523,418

	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Securian Core	Small Cap	Smid Cap Core
	Bond Fund	Growth Fund	Fund
Shares of beneficial interest	$879,084,634	$1,718,119,152	$466,630,285
Undistributed ordinary income	2,244,393	—	1,677
Undistributed long-term capital gains	—	72,748,761	97,195,644
Qualified late year loss deferrals	(12,603,828)	—	—
Distributions payable	(194,256)	—	—
Other temporary differences	(57,138)	(272,161)	(29,121)
Unrealized appreciation (depreciation) of investments and foreign currencies	(32,250,239)	559,370,290	35,017,394
Net assets	$836,223,566	$2,349,966,042	$598,815,879

	Delaware Ivy
	Systematic
	Emerging
	Markets Equity	Delaware Ivy
	Fund	Value Fund
Shares of beneficial interest	$1,146,847,283	$1,008,810,084
Undistributed ordinary income	—	30,965,201
Undistributed long-term capital gains	75,498,744	67,387,995
Qualified late year loss deferrals	(10,357,149)	—
Other temporary differences	(70,628)	(127,060)
Unrealized appreciation (depreciation) of investments and foreign currencies	294,863,192	370,767,541
Net assets	$1,506,781,442	$1,477,803,761

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through March 31, 2022 and November 1, 2021 through March 31, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses, tax treatment of partnership non-deductible expenses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, swap contracts, deemed dividend income, contingent payment on debt instruments, trust preferred securities and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2022, the Funds recorded the following reclassifications:

	Delaware Ivy		Delaware Ivy
	Government	Delaware Ivy	Mid Cap
	Money	High Income	Growth
	Market Fund	Fund	Fund
Paid-in capital	$(636)	$(5,889,617)	$(32,937,403)
Total distributable earnings (loss)	636	5,889,617	32,937,403

	Delaware Ivy Municipal High Income Fund	Delaware Ivy Small Cap Growth Fund
Paid-in capital	$29,285	$(19,033,249)
Total distributable earnings (loss)	(29,285)	19,033,249

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2022, the Funds utilized the following capital loss carryforwards:

Delaware Ivy Global Bond Fund	$599,732
Delaware Ivy International Core Equity Fund	295,945,667
Delaware Ivy International Value Fund	15,031,538
Delaware Ivy Managed International Opportunities Fund	3,503,797
Delaware Ivy Municipal High Income Fund	18,200,185
Delaware Ivy Systematic Emerging Markets Equity Fund	130,075,674
Delaware Ivy Value Fund	25,232,543

At March 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Ivy
Global Bond Fund	$44,679,050	$21,697,213	$66,376,263
Delaware Ivy
High Income Fund	185,353,821	1,096,030,895	1,281,384,716
Delaware Ivy
International
Core Equity Fund	27,785,341	18,622,324	46,407,665
Delaware Ivy
Limited-Term Bond Fund	10,307,499	5,472,441	15,779,940
Delaware Ivy
Municipal High Income Fund	423,914	37,755,050	38,178,964

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Ivy		Delaware Ivy		Delaware Ivy Global Equity
	Core Equity Fund		Global Bond Fund		Income Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	5,062,451	6,770,206	1,792,314	2,124,463	727,114	1,175,650
Class B1	3,016	2,911	—	1,619	10	868
Class C	241,524	330,451	79,603	90,507	20,250	29,228
Class E	79,268	108,206	—	—	23,204	33,602
Class I	11,001,554	5,692,783	8,501,414	6,057,003	1,307,962	1,793,528
Class R	2,984	5,144	6,723	5,233	1,627	495
Class R6[2]	814,428	3,491,426	10,500,290	4,280,504	77,451	397,851
Class Y	226,982	114,479	75,469	21,768	9,298	42,135

Shares issued upon reinvestment of dividends and distributions:
Class A	23,068,056	4,797,035	406,091	449,420	1,701,216	758,383
Class B	—	7,137	209	773	265	1,626
Class C	289,195	80,711	6,610	10,327	31,193	18,404
Class E	125,327	25,830	—	—	30,031	13,334
Class I	5,671,255	1,308,373	649,756	618,125	1,454,940	749,763
Class R	510	77	549	645	100	147
Class R6[2]	474,126	119,077	270,580	131,066	116,938	68,099
Class Y	141,536	33,599	1,960	2,317	9,138	4,327
	47,202,212	22,887,445	22,291,568	13,793,770	5,510,737	5,087,440
Shares redeemed:
Class A	(28,289,040)	(27,535,575)	(3,871,917)	(3,635,352)	(4,245,448)	(6,320,613)
Class B1	(196,988)	(268,902)	(32,934)	(30,134)	(143,225)	(77,891)
Class C	(872,010)	(1,933,227)	(134,565)	(359,314)	(194,724)	(557,613)
Class E	(163,361)	(173,948)	—	—	(56,499)	(104,082)
Class I	(19,284,543)	(17,874,505)	(11,866,855)	(5,315,509)	(6,138,844)	(8,148,497)
Class R	(23,781)	(8,281)	(6,058)	(46,754)	(4,456)	(28,538)
Class R6[2]	(1,309,870)	(1,604,140)	(1,755,102)	(907,318)	(838,043)	(536,343)
Class Y	(203,602)	(619,378)	(69,391)	(31,429)	(39,530)	(366,790)
	(50,343,195)	(50,017,956)	(17,736,822)	(10,325,810)	(11,660,769)	(16,140,367)
Net increase (decrease)	(3,140,983)	(27,130,511)	4,554,746	3,467,960	(6,150,032)	(11,052,927)

			Delaware Ivy
	Delaware Ivy		Government Money		Delaware Ivy
	Global Growth Fund		Market Fund		High Income Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	250,954	488,243	192,945,550	362,834,343	29,639,151	52,365,785
Class B1	—	43	2	126,314	1,224	25,983
Class C	8,492	15,533	3,237,390	5,045,169	3,370,392	4,610,530
Class E	—	—	3,068,654	10,219,129	103,840	212,425
Class I	795,576	1,308,545	—	—	58,949,790	110,771,266
Class R	478	1,417	—	—	538,192	853,017
Class R6[2]	49,768	15,010	—	254,790	2,799,677	6,379,393
Class Y	4,252	19,096	—	—	5,267,236	11,715,237

Shares issued upon reinvestment of dividends and distributions:
Class A	603,941	464,324	26,449	84,829	14,856,337	14,422,502
Class B	—	627	—	43	16,030	109,907
Class C	6,950	8,930	—	1,007	1,958,489	3,202,979
Class E	—	—	—	6,523	79,588	81,875
Class I	509,131	428,726	—	—	15,408,486	15,652,366
Class R	970	904	—	—	406,680	444,656
Class R6[2]	22,774	17,485	—	10	608,214	628,305
Class Y	2,355	1,980	—	—	899,715	1,138,476
	2,255,641	2,770,863	199,278,045	378,572,157	134,903,041	222,614,702
Shares redeemed:
Class A	(1,374,548)	(1,305,663)	(242,656,731)	(339,476,733)	(65,773,913)	(58,972,407)
Class B1	(4,414)	(10,680)	(470,354)	(558,479)	(1,101,616)	(2,220,630)
Class C	(47,994)	(76,482)	(3,796,165)	(18,566,964)	(17,607,476)	(38,171,304)
Class E	—	(3,841)	(4,787,351)	(7,669,237)	(240,798)	(302,530)
Class I	(3,006,958)	(2,198,284)	—	—	(121,072,408)	(115,234,668)
Class R	(2,978)	(5,742)	—	—	(1,106,366)	(2,165,830)
Class R6[2]	(346,205)	(118,388)	—	(8,230,781)	(3,190,709)	(8,526,436)
Class T	—	—	—	—	—	(36,159)
Class Y	(26,198)	(30,222)	—	—	(10,771,871)	(15,874,196)
	(4,809,295)	(3,749,302)	(251,710,601)	(374,502,194)	(220,865,157)	(241,504,160)
Net increase (decrease)	(2,553,654)	(978,439)	(52,432,556)	4,069,963	(85,962,116)	(18,889,458)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy
	International		Delaware Ivy		Delaware Ivy
	Core Equity Fund		International Value Fund		Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	1,651,930	2,807,276	267,711	226,385	3,976,672	7,426,909
Class B1	750	1,499	299	49	5,646	19,372
Class C	98,125	132,232	18,075	5,655	406,686	831,912
Class E	39,245	43,372	—	—	106,534	141,970
Class I	10,163,634	12,141,741	2,370,059	890,584	14,739,402	15,663,059
Class R	113,866	238,546	364	114	84,431	161,037
Class R6[2]	2,814,038	5,385,771	1,403,533	698,324	771,044	1,737,921
Class Y	747,020	1,122,823	6,235	6,825	345,189	238,766

Shares issued upon reinvestment of dividends and distributions:
Class A	410,422	186,384	77,387	39,006	8,475,712	5,780,698
Class B	—	186	—	—	—	15,284
Class C	63,873	26,415	818	282	317,964	326,006
Class E	9,670	3,912	—	—	100,086	67,042
Class I	1,643,945	1,071,693	123,441	72,381	6,749,507	4,897,923
Class R	55,729	21,744	10	3	39,813	34,267
Class R6[2]	514,994	421,014	97,994	78,617	424,539	328,678
Class Y	79,023	45,633	1,395	737	86,432	70,243
	18,406,264	23,650,241	4,367,321	2,018,962	36,629,657	37,741,087
Shares redeemed:
Class A	(4,380,189)	(7,684,474)	(673,016)	(803,060)	(14,725,393)	(14,167,432)
Class B1	(30,696)	(70,810)	(3,598)	(4,521)	(214,153)	(196,815)
Class C	(1,238,865)	(2,882,563)	(16,825)	(56,815)	(1,054,728)	(2,368,944)
Class E	(37,722)	(85,249)	—	—	(144,768)	(148,486)
Class I	(29,029,247)	(53,520,512)	(3,408,758)	(2,639,714)	(23,617,949)	(23,367,510)
Class R	(469,390)	(987,189)	(18,882)	(100)	(179,339)	(398,658)
Class R6[2]	(10,142,650)	(27,184,059)	(2,358,134)	(3,468,027)	(1,461,593)	(1,721,155)
Class T	—	(13,186)	—	—	—	—
Class Y	(2,850,084)	(9,736,713)	(9,459)	(8,693)	(345,757)	(504,079)
	(48,178,843)	(102,164,755)	(6,488,672)	(6,980,930)	(41,743,680)	(42,873,079)
Net decrease	(29,772,579)	(78,514,514)	(2,121,351)	(4,961,968)	(5,114,023)	(5,131,992)

			Delaware Ivy
	Delaware Ivy		Managed International		Delaware Ivy
	Limited-Term Bond Fund		Opportunities Fund		Mid Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	8,743,097	16,034,964	285,368	440,438	4,603,765	7,015,310
Class B1	156	11,676	101	—	758	8,598
Class C	451,663	1,822,416	18,676	24,886	759,871	1,137,769
Class E	123,070	299,571	—	—	56,629	69,611
Class I	9,518,352	15,320,498	1,302,124	1,689,598	27,507,242	26,124,250
Class R	6,857	3,909	1,126	629	411,490	891,942
Class R6[2]	6,248,399	8,084,112	1,963	7,825	12,178,329	10,531,391
Class Y	32,285	65,067	1,134	3,434	2,014,653	2,790,594

Shares issued upon reinvestment of dividends and distributions:
Class A	342,955	481,190	121,207	39,758	8,289,009	6,029,681
Class B	4	316	—	29	—	24,676
Class C	3,168	17,338	2,051	446	799,411	832,275
Class E	6,504	8,465	—	—	76,622	53,238
Class I	571,643	830,654	207,398	98,866	10,368,480	7,049,058
Class R	178	315	150	36	314,769	230,187
Class R6[2]	173,596	176,285	233	79	2,583,826	1,251,967
Class Y	2,120	5,088	321	108	987,117	801,760
	26,224,047	43,161,864	1,941,852	2,306,132	70,951,971	64,842,307
Shares redeemed:
Class A	(14,420,896)	(13,586,887)	(965,744)	(1,158,060)	(11,647,387)	(9,860,237)
Class B1	(21,011)	(130,930)	(5,008)	(12,867)	(143,977)	(270,394)
Class C	(1,346,058)	(2,269,114)	(48,440)	(94,972)	(2,345,845)	(4,104,075)
Class E	(203,876)	(138,711)	—	(52,776)	(58,994)	(92,175)
Class I	(23,076,869)	(14,631,449)	(3,316,248)	(4,347,518)	(26,370,336)	(23,896,362)
Class R	(1,900)	(34,426)	(24,286)	(33,004)	(737,808)	(823,805)
Class R6[2]	(4,190,388)	(9,164,463)	(26,790)	(6,681)	(5,633,560)	(4,614,053)
Class Y	(77,200)	(347,066)	(3,439)	(8,763)	(3,916,957)	(3,595,736)
	(43,338,198)	(40,303,046)	(4,389,955)	(5,714,641)	(50,854,864)	(47,256,837)
Net increase (decrease)	(17,114,151)	2,858,818	(2,448,103)	(3,408,509)	20,097,107	17,585,470

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy
	Mid Cap Income		Delaware Ivy		Delaware Ivy
	Opportunities Fund		Municipal Bond Fund		Municipal High Income Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	2,371,041	2,255,044	2,465,655	3,761,043	10,239,019	17,202,664
Class B1	—	—	—	1,704	242	913
Class C	413,646	522,650	36,404	108,332	330,583	586,580
Class I	31,062,626	45,015,797	3,518,199	5,264,013	13,917,671	15,037,835
Class R	28,262	16,171	—	—	—	—
Class R6[2]	1,831,453	3,145,210	56,536	50,746	116,345	126,451
Class Y	723,454	3,009,090	28	1,553	13,474	28,049

Shares issued upon reinvestment of dividends and distributions:
Class A	332,216	125,568	1,045,701	747,606	3,578,535	3,347,831
Class B	—	—	11	347	304	4,783
Class C	36,037	9,126	10,820	13,967	115,548	288,942
Class I	2,656,733	860,452	753,744	556,786	1,979,587	2,226,001
Class R	1,805	441	—	—	—	—
Class R6[2]	220,806	85,514	3,693	1,716	8,175	7,484
Class Y	49,864	22,302	—	12	27,292	34,763
	39,727,943	55,067,365	7,890,791	10,507,825	30,326,775	38,892,296

Shares redeemed:
Class A	(2,324,516)	(2,875,264)	(6,657,845)	(5,897,912)	(24,209,293)	(19,543,242)
Class B1	—	—	(13,587)	(38,754)	(82,298)	(513,899)
Class C	(302,434)	(597,019)	(280,956)	(793,501)	(2,369,397)	(11,369,456)
Class E	—	(203,657)	—	—	—	—
Class I	(25,896,446)	(15,868,208)	(7,868,698)	(5,491,293)	(19,969,197)	(28,073,083)
Class R	(9,105)	(218,440)	—	—	—	—
Class R6[2]	(1,682,275)	(3,537,203)	(51,402)	(33,742)	(103,890)	(191,362)
Class Y	(1,343,690)	(2,141,700)	(36,238)	(4,113)	(104,858)	(307,413)
	(31,558,466)	(25,441,491)	(14,908,726)	(12,259,315)	(46,838,933)	(59,998,455)
Net increase (decrease)	8,169,477	29,625,874	(7,017,935)	(1,751,490)	(16,512,158)	(21,106,159)

	Delaware Ivy		Delaware Ivy		Delaware Ivy
	Securian Core Bond Fund		Small Cap Growth Fund		Smid Cap Core Fund
	Year ended		Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	2,321,079	5,310,334	3,238,756	5,205,983	1,011,064	1,357,551
Class B1	—	4,201	399	9,946	169	376
Class C	71,454	405,589	290,361	336,600	138,304	158,503
Class E	44,412	147,067	61,786	76,051	—	—
Class I	9,895,333	23,330,513	6,161,192	6,673,929	3,463,947	5,909,461
Class R	4,483	11,856	593,925	582,360	185,454	344,040
Class R6[2]	2,118,948	8,158,882	1,767,840	2,092,906	1,471,722	827,724
Class Y	124,007	330,748	502,748	741,967	79,028	76,748

Shares issued upon reinvestment of dividends and distributions:
Class A	387,774	809,768	22,304,490	5,243,423	1,444,128	—
Class B	46	1,462	—	25,131	—	—
Class C	9,603	42,594	1,927,672	559,906	239,441	—
Class E	8,581	17,356	277,756	60,626	—	—
Class I	1,542,969	3,270,337	8,483,791	2,431,921	2,926,120	—
Class R	1,480	3,446	1,259,675	304,946	215,190	—
Class R6[2]	405,312	727,318	1,747,254	509,074	659,710	—
Class Y	13,049	39,169	1,116,868	316,713	59,907	—
	16,948,530	42,610,640	49,734,513	25,171,482	11,894,184	8,674,403
Shares redeemed:
Class A	(5,470,636)	(4,803,121)	(13,496,298)	(10,617,662)	(2,098,133)	(2,384,494)
Class B1	(24,604)	(70,474)	(127,890)	(225,881)	(23,959)	(32,708)
Class C	(446,388)	(797,181)	(1,625,786)	(2,461,678)	(356,399)	(803,400)
Class E	(91,151)	(101,132)	(69,685)	(104,818)	—	(11,873)
Class I	(34,439,232)	(25,768,297)	(14,060,256)	(13,240,497)	(9,275,091)	(9,191,241)
Class R	(5,459)	(59,610)	(1,038,559)	(998,601)	(249,462)	(398,507)
Class R6[2]	(5,059,794)	(4,495,643)	(2,475,471)	(3,408,652)	(1,255,062)	(1,923,821)
Class T	—	—	—	(13,729)	—	(13,912)
Class Y	(168,975)	(685,956)	(1,484,211)	(1,759,610)	(126,372)	(222,801)
	(45,706,239)	(36,781,414)	(34,378,156)	(32,831,128)	(13,384,478)	(14,982,757)
Net increase (decrease)	(28,757,709)	5,829,226	15,356,357	(7,659,646)	(1,490,294)	(6,308,354)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy
	Systematic Emerging		Delaware Ivy
	Markets Equity Fund		Value Fund
	Year ended		Year ended
	3/31/22	3/31/21	3/31/22	3/31/21
Shares sold:
Class A	1,321,304	2,161,673	2,084,012	1,514,282
Class B1	21	1,448	978	568
Class C	176,657	317,367	92,758	38,683
Class I	13,519,403	19,333,220	11,134,048	9,800,092
Class R	83,454	134,828	288	—
Class R6[2]	3,248,360	4,719,315	503,923	1,307,622
Class Y	419,358	544,407	771	1,880

Shares issued upon reinvestment of dividends and distributions:
Class A	67,286	97,134	1,482,584	440,182
Class B	—	57	70	864
Class C	6,360	10,109	24,762	9,698
Class E	—	—	—	55
Class I	359,761	428,129	3,533,785	1,201,097
Class R	1,095	2,065	47	5
Class R6[2]	113,228	121,785	516,827	219,479
Class Y	1,961	2,739	229	129
	19,318,248	27,874,276	19,375,082	14,534,636
Shares redeemed:
Class A	(3,124,643)	(3,512,843)	(2,590,489)	(3,163,334)
Class B1	(16,982)	(44,110)	(24,671)	(33,459)
Class C	(505,284)	(1,157,577)	(155,379)	(272,725)
Class E	—	(15,532)	—	(9,293)
Class I	(28,048,008)	(17,708,559)	(12,359,342)	(10,387,153)
Class R	(156,860)	(294,784)	(13,915)	—
Class R6[2]	(4,613,604)	(5,063,980)	(2,018,283)	(2,663,766)
Class T	—	(13,928)	—	—
Class Y	(527,155)	(1,092,152)	(1,947)	(6,396)
	(36,992,536)	(28,903,465)	(17,164,026)	(16,536,126)
Net increase (decrease)	(17,674,288)	(1,029,189)	2,211,056	(2,001,490)

[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on previous pages and on the “Statements of changes in net assets.” For the year ended March 31, 2022, each Fund had the following exchange transactions:

	Exchange	Exchange
	Redemptions	Subscriptions	Value
Delaware Ivy Core Equity Fund			$15,952,467
Class A	407,501	411,252
Class B	109,798	—
Class C	137,396	—
Class E	—	90
Class I	190,924	354,854
Class R6	—	1,428
Delaware Ivy Global Bond Fund			$1,192,998
Class A	21,776	94,441
Class B	16,015	—
Class C	20,854	—
Class I	57,596	21,779
Delaware Ivy Global Equity Income Fund			$4,760,923
Class A	182,286	155,696
Class B	17,998	—
Class C	52,495	—
Class I	85,864	182,784
Delaware Ivy Global Growth Fund			$2,800,716
Class A	13,736	32,498
Class B	1,895	—
Class C	7,744	—
Class I	25,232	13,398
Class R6	—	1,047
Delaware Ivy Government Money Market Fund			$616,552
Class A	—	616,552
Class B	360,923	—
Class C	255,629	—
Delaware Ivy High Income Fund			$23,336,214
Class A	402,843	2,731,674
Class B	211,898	—
Class C	2,264,228	—
Class I	397,751	492,440
Class R6	—	65,544
Class Y	12,918	—
Delaware Ivy International Core Equity Fund			$5,337,742
Class A	66,522	179,211
Class B	12,284	—
Class C	53,205	—
Class E	—	64
Class I	127,971	70,304
Class R6	—	5,999
Class Y	3,604	—
Delaware Ivy International Value Fund			$777,970
Class A	6,881	32,974
Class B	1,320	—
Class C	4,774	—
Class I	26,697	7,687
Class Y	1,005	—

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Exchange	Exchange
	Redemptions	Subscriptions	Value
Delaware Ivy Large Cap Growth Fund			$21,593,574
Class A	377,452	281,091
Class B	51,893	—
Class C	127,398	—
Class I	143,969	352,842
Class R6	—	1,625
Delaware Ivy Limited-Term Bond Fund			$3,634,750
Class A	121,330	207,921
Class B	8,473	—
Class C	65,202	—
Class I	134,545	121,330
Class R6	—	298
Delaware Ivy Managed International Opportunities Fund			$690,840
Class A	14,488	38,795
Class B	3,438	—
Class C	4,510	—
Class I	30,837	14,385
Delaware Ivy Mid Cap Growth Fund			$20,579,387
Class A	227,673	260,891
Class B	55,102	—
Class C	199,097	—
Class E	—	404
Class I	77,725	219,165
Class R6	—	11,997
Class Y	7,926	—
Delaware Ivy Mid Cap Income Opportunities Fund			$3,391,009
Class A	87,731	58,934
Class C	47,674	—
Class I	25,680	103,007
Class R6	—	12,492
Class Y	13,993	164
Delaware Ivy Municipal Bond Fund			$2,850,297
Class A	127,857	110,332
Class B	7,432	—
Class C	39,617	—
Class I	63,283	127,857
Delaware Ivy Municipal High Income Fund			$2,927,239
Class A	239,935	313,057
Class B	32,419	—
Class C	239,636	—
Class I	68,335	261,267
Delaware Ivy Securian Core Bond Fund			$2,698,177
Class A	76,312	171,640
Class B	6,557	—
Class C	32,175	—
Class I	132,908	76,312
Delaware Ivy Small Cap Growth Fund			$8,598,975
Class A	147,771	223,726
Class B	63,374	—
Class C	186,859	—

	Exchange	Exchange
	Redemptions	Subscriptions	Value
Class E	—	747
Class I	56,351	113,185
Class R6	—	2,572
Class Y	251	109
Delaware Ivy Smid Cap Core Fund			$2,542,339
Class A	39,918	64,787
Class B	12,804	—
Class C	53,839	—
Class I	16,906	42,682
Class R6	—	933
Delaware Ivy Systematic Emerging Markets Equity Fund			$3,521,919
Class A	49,114	65,592
Class B	5,963	—
Class C	24,045	—
Class I	40,778	58,690
Class Y	9,687	—
Delaware Ivy Value Fund			$3,641,213
Class A	34,259	97,491
Class B	9,508	—
Class C	18,161	—
Class I	71,243	34,076

Delaware Ivy High Income Fund did not have any exchange transactions for the year ended March 31, 2022.

7. Basis of consolidation for Delaware Ivy Systematic Emerging Markets Equity Fund

Delaware Ivy EME, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Systematic Emerging Markets Equity Fund (referred to as “the Fund” in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2022 of the Subsidiary and the Company to the Fund.

				Subsidiary/	Percentage of
	Date of	Subscription	Fund Net	company net	Fund net
	Incorporation	Agreement	Assets	assets	assets
Delaware Ivy EME, Ltd.	1-31-13	4-10-13	$1,506,781,442	$315,611	0.02%

8. Line of Credit

On November 1, 2021, the Funds were added (by way of amendment) as additional participants to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (together with the Funds, the Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are

Notes to financial statements

Ivy Funds

8. Line of Credit (continued)

permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of March 31, 2022, or at any time during the period then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the Funds only for purposes of this footnote 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program was in existence in the past but has now been terminated. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2022.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. At March 31, 2022, Delaware Ivy Global Bond Fund and Delaware Ivy High Income Fund received $1,260,000 and in cash as collateral for open foreign currency exchange contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” At March 31, 2022, Delaware Ivy High Income Fund posted $600,000 in cash as collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

During the year ended March 31, 2022, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund and Delaware Ivy International Core Equity used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2022, Delaware Ivy Global Equity Income Fund and Delaware Ivy International Value Fund used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended March 31, 2022, Delaware Ivy Systematic Emerging Markets Equity Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2022, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, and Delaware Ivy International Core Equity Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2022, Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Securian Core Bond Fund posted $1,347,811, $235,620 and $1,847,985, respectively, cash collateral as margin for open futures contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

During the year ended March 31, 2022, Delaware Ivy Global Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to reduce transaction costs.

During the year ended March 31, 2022, Delaware Ivy High Income Fund invested in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

During the year ended March 31, 2022, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Securian Core Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended March 31, 2022, the Funds entered into options contracts in the normal course of pursuing their investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. At March 31, 2022, Delaware Ivy Mid Cap Growth posted $15,760,000 in cash as collateral for open options contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

During the year ended March 31, 2022, Delaware Ivy Global Bond Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions.

During the year ended March 31, 2022, Delaware Ivy Value Fund used options contracts to receive premiums for writing options and selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security.

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

During the year ended March 31, 2022, Delaware Ivy Mid Cap Growth Fund used options contracts to protect the value of portfolio securities, selling put options to purchase the underlying security for the Fund at a price lower than the current market value of the security and to facilitate investments in portfolio securities.

Swap Contracts — Certain Funds enter into CDS contracts in the normal course of pursuing its investment objective. The Fund entered into CDS contracts in order to hedge against a credit event and to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2022, Delaware Ivy Small Cap Growth Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2022, Delaware Ivy Small Cap Growth Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

Fair values of derivative instruments as of March 31, 2022 were as follows:

	Delaware Ivy Global Bond Fund
	Asset Derivatives Fair Value
			Interest
	Currency	Equity	Rate
Statement of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$1,135,722	$—	$—	$1,135,722
Variation margin due from broker on futures contracts*	—	—	1,287,892	1,287,892
Options purchased**	—	160,448	—	160,448
Total	$1,135,722	$160,448	$1,287,892	$2,584,062

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts from the date the contracts were opened through March 31, 2022. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”
**	Included with “Investments, at Value.”

	Delaware Ivy Global Bond Fund
	Liability Derivatives Fair Value
			Interest
	Currency	Equity	Rate
Statement of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(68,900)	$—	$—	$(68,900)
Variation margin due to broker on futures contracts	—	—	(1,070,888)	(1,070,888)
Options written, at value	—	(67,391)	—	(67,391)
Total	$(68,900)	$(67,391)	$(1,070,888)	$(1,207,179)

The effect of derivative instruments on the Fund’s “Statement of operations” for the year ended March 31, 2022 was as follows:

	Delaware Ivy Global Bond Fund
	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options
	Contracts	Contracts	Written	Total
Currency contracts	$755,120	$—	$—	$755,120
Interest rate contracts	—	(1,394,364)	—	(1,394,364)
Equity contracts	—	—	84,026	84,026
Total	$755,120	$(1,394,364)	$84,026	$(555,218)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Options
	Contracts	Contracts	Purchased	Written	Total
Currency contracts	$1,066,822	$—	$(220,633)	$69,452	$915,641
Interest rate contracts	—	217,004	—	—	217,004
Total	$1,066,822	$217,004	$(220,633)	$69,452	$1,132,645

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

	Delaware Ivy High Income Fund
	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency contracts	$(415,343)	$—	$(415,343)
Interest rate contracts	—	(523,125)	(523,125)
Total	$(415,343)	$(523,125)	$(938,468)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures
	Contracts	Contracts	Total
Currency contracts	$(882,608)	$—	$(882,608)

The table below summarizes the average quarterly balance of derivative holdings by each Fund during the year ended March 31, 2022:

	Long Derivative Volume
	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund
Foreign currency exchange contracts (average notional value)	$979,086	$615,680
Futures contracts (average notional value)	15,724,871	—
Options contracts (average notional value)*	32,090	—

Long Derivative Volume
Delaware Ivy Global Growth Fund
Foreign currency exchange contracts (average notional value)	$1,448,959

	Long Derivative Volume
	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Foreign currency exchange contracts (average notional value)	$1,981,949	$212,749

	Long Derivative Volume
	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Mid Cap Growth Fund
Futures contracts (average notional value)	$4,679,250	$—
Options contracts (average notional value)*	—	4,283,470

	Long Derivative Volume
	Delaware Ivy Securian Core Bond Fund	Delaware Ivy Small Cap Growth Fund
Futures contracts (average notional value)	$147,950,084	$—
Total Return Swap (average notional value)	—	2,620,326

Long Derivative Volume
Delaware Ivy Systematic Emerging Markets Equity Fund
Foreign currency exchange contracts (average notional value)	$8,970,961

	Short Derivative Volume
	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund
Foreign currency exchange contracts (average notional value)	$14,885,517	$283,811
Futures contracts (average notional value)	22,777,782	—
Options contracts (average notional value)*	19,806	—

	Short Derivative Volume
	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund
Foreign currency exchange contracts (average notional value)	$200,905	$34,034,026

	Short Derivative Volume
	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Foreign currency exchange contracts (average notional value)	$3,648,998	$164,686

Short Derivative Volume
Delawar Ivy
Mid Cap Growth Fund
Options contracts (average notional value)*	$3,899,717

Short Derivative Volume
Delawar Ivy
Securian Core Bond Fund
Futures contracts (average notional value)	$50,038,999

	Short Derivative Volume
	Delaware Ivy Systematic Emerging Markets Equity Fund	Delaware Ivy Value Fund
Foreign currency exchange contracts (average notional value)	$9,483,455	$—
Options contracts (average notional value)*	—	577,283

*	Long represents purchased options and short represents written options.

Notes to financial statements

Ivy Funds

11. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define their contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2022, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Global Bond Fund
	Gross Value of Derivative	Gross Value of Derivative
Counterparty	Asset	Liability	Net Position
BNYM	$27	$(1,073)	$(1,046)
CITI	192,132	—	192,132
GSC	653,808	—	653,808
JPMCB	289,755	(67,827)	221,928
Total	$1,135,722	$(68,900)	$1,066,822

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received(a)	Received	Pledged	Pledged	Exposure(b)
BNYM	$(1,046)	$—	$—	$—	$—	$(1,046)
CITI	192,132	—	—	—	—	192,132
GSC	653,808	—	—	—	—	653,808
JPMCB	221,928	—	—	—	—	221,928
Total	$1,066,822	$—	$—	$—	$—	$1,066,822

Delaware Ivy Global Equity Income Fund

	Gross Value of	Gross Value of
	Derivative	Derivative
Counterparty	Asset	Liability	Net Position
BNYM	$3,412	$(192)	$3,220

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received(a)	Received	Pledged	Pledged	Exposure(b)
BNYM	$3,220	$-	$-	$-	$-	$3,220

Delaware Ivy Global Growth Fund

	Gross Value of	Gross Value of
	Derivative	Derivative
Counterparty	Asset	Liability	Net Position
BNYM	$1,085	$(97)	$988

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received(a)	Received	Pledged	Pledged	Exposure(b)
BNYM	$988	$-	$-	$-	$-	$988

Delaware Ivy High Income Fund Gross Value of

	Gross Value of Derivative	Derivative
Counterparty	Asset	Liability	Net Position
JPMCB	$—	$(629,206)	$(629,206)

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received	Received	Pledged	Pledged	Exposure
JPMCB	$(629,206)	$—	$—	$—	$—	$(629,206)

Delaware Ivy International Core Equity Fund

	Gross Value of	Gross Value of
	Derivative	Derivative
Counterparty	Asset	Liability	Net Position
BNYM	$38,131	$(25,769)	$12,362

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received(a)	Received	Pledged	Pledged	Exposure(b)
BNYM	$12,362	$—	$—	$—	$—	$12,362

Delaware Ivy International Value Fund

	Gross Value of	Gross Value of
	Derivative	Derivative
Counterparty	Asset	Liability	Net Position
Bank of New York Mellon	$1,813	$(98)	$1,715

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received	Received	Pledged	Pledged	Exposure
Bank of New York Mellon	$1,715	$—	$—	$—	$—	$1,715

Delaware Ivy Systematic Emerging Markets Equity Fund

	Gross Value of	Gross Value of
	Derivative	Derivative
Counterparty	Asset	Liability	Net Position
BNYM	$15,416	$(91,930)	$(76,514)

		Fair Value of Non-Cash	Cash	Fair Value of Non-Cash	Cash
		Collateral	Collateral	Collateral	Collateral	Net
Counterparty	Net Position	Received(a)	Received	Pledged	Pledged(b)	Exposure
BNYM	$(76,514)	$-	$-	$-	$-	$(76,514)

Securities Lending

Notes to financial statements

Ivy Funds

11. Offsetting (continued)

Securities lending transactions are entered into by the Funds under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and each Fund can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (See also Note 12).

As of March 31, 2022, the following table is a summary of securities lending agreements by counterparty which are subject to offset under an MSLA:

Delaware Ivy Core Equity Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$2,362,771	$-	$(2,362,771)	$(2,362,771)	$-

Delaware Ivy Global Bond Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$37,342,478	$(21,826,046)	$(15,516,432)	$(37,125,403)	$-

Delaware Ivy Global Equity Income Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$12,382,821	$(12,290,922)	$(91,899)	$(12,382,821)	$-

Delaware Ivy Global Growth Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received(a)	Received	Exposure(b)
Bank of New York Mellon	$9,598,897	$-	$(9,598,987)	$(9,598,897)	$-

Delaware Ivy High Income Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$55,141,365	$(36,660,292)	$(18,481,073)	$(55,141,365)	$-

Delaware Ivy International Core Equity Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$81,016,975	$(163,191)	$(80,853,784)	$(81,016,975)	$-

Delaware Ivy International Value Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$6,371,739	$(6,371,739)	$-	$(6,371,739)	$-

Delaware Ivy Large Cap Growth Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$125,010,979	$(4,618,165)	$(120,392,814)	$(125,010,979)	$-

Delaware Ivy Limited-Term Bond Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$2,298,694	$(2,298,694)	$-	$(2,298,694)	$-

Delaware Ivy Mid Cap Growth Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$254,496,642	$137,041,787	$(117,454,855)	$(254,496,642)	$-

Delaware Ivy Mid Cap Income Opportunities Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$56,562,818	$(49,916,323)	$(6,646,495)	$(56,562,818)	$-

Delaware Ivy Securian Core Bond Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$69,628,293	$(6,103,554)	$(62,016,083)	$(69,610,023)	$-

Delaware Ivy Small Cap Growth Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$84,199,485	$(40,301,705)	$(43,897,781)	$(80,171,958)	$-

Delaware Ivy Smid Cap Core Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$21,097,972	$(7,907,824)	$(13,190,148)	$(22,042,958)	$-

Notes to financial statements

Ivy Funds

11. Offsetting (continued)

Delaware Ivy Systematic Emerging Markets Equity Fund

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral	Net
Counterparty	at Value	Received(a)	Received	Received	Exposure(b)
Bank of New York Mellon	$6,981,339	$(5,983,089)	$(998,250)	$(6,981,339)	$-

(a)	The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of March 31, 2022, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

12. Securities Lending

Each Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2022:

	Overnight and	Under	Between 30 & 90	Over
Securities Lending Transactions	continuous	30 days	days	90 Days	Total
Delaware Ivy Global Bond Fund
Money Market Mutual Fund	$23,412,860	$—	$—	$—	$23,412,860
Delaware Ivy Global Equity Income Fund
Money Market Mutual Fund	13,198,150	—	—	—	13,198,150
Delaware Ivy High Income Fund
Money Market Mutual Fund	46,678,883	—	—	—	46,678,883
Delaware Ivy International Core Equity Fund
Money Market Mutual Fund	6,239,450	—	—	—	6,239,450
Delaware Ivy International Value Fund
Money Market Mutual Fund	6,839,100	—	—	—	6,839,100
Delaware Ivy Large Cap Growth Fund
Money Market Mutual Fund	9,030,000	—	—	—	9,030,000
Delaware Ivy Limited-Term Bond Fund
Money Market Mutual Fund	2,378,720	—	—	—	2,378,720
Delaware Ivy Mid Cap Growth Fund
Money Market Mutual Fund	151,991,900	—	—	—	151,991,900
Delaware Ivy Mid Cap Income Opportunities Fund
Money Market Mutual Fund	53,849,975	—	—	—	53,849,975
Delaware Ivy Securian Core Bond Fund
Money Market Mutual Fund	7,855,048	—	—	—	7,855,048
Delaware Ivy Small Cap Growth Fund
Money Market Mutual Fund	41,667,710	—	—	—	41,667,710
Delaware Ivy Smid Cap Core Fund
Money Market Mutual Fund	21,554,270	—	—	—	21,554,270
Delaware Ivy Systematic Emerging Markets Equity
Fund
Money Market Mutual Fund	6,154,460	—	—	—	6,154,460

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2022:

	Delaware Ivy Core Equity Fund	Delaware Ivy Global Bond Fund	Delaware Ivy Global Equity Income Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund
Values of securities on loan	$2,362,771	$37,342,478	$12,382,821	$9,598,897	$55,141,365
Values of non-cash collateral	2,419,217	15,516,432	91,899	10,418,687	18,481,073
Values of invested collateral	—	23,412,858	13,198,150	—	46,678,885

	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund	Delaware Ivy Large Cap Growth Fund	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Mid Cap Growth Fund
Values of securities on loan	$81,016,975	$6,371,739	$125,010,979	$2,298,694	$254,496,642
Values of non-cash collateral	80,853,784	—	120,392,814	—	117,454,855
Values of invested collateral	6,239,442	6,839,100	9,030,000	2,378,698	151,991,897

	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Securian Core Bond Fund	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund
Values of securities on loan	$56,562,818	$69,610,023	$84,199,485	$21,097,972	$6,981,339
Values of non-cash collateral	6,646,495	63,524,739	43,897,781	13,190,148	998,250
Values of invested collateral	53,849,976	7,855,048	41,667,712	8,852,810	6,154,460

Notes to financial statements

Ivy Funds

12. Securities Lending (continued)

Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

13. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments

(including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2022. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund (other than Delaware Ivy Government Money Market Fund) may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and 4(a)(2) securities have been identified on the “Schedules of investments.”

Notes to financial statements

Ivy Funds

14. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund, Delaware Ivy Government Market Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund and Delaware Ivy Managed International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Value Fund, Delaware Ivy Government Market Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund and Delaware Ivy Managed International Opportunities Fund (twenty of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the two years in the period ended March 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds, as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 2, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2022, the Funds report distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital	Ordinary	(C)
	Gains	Income	Tax-Exempt	Total
	Distributions	Distributions*	Distributions	Distributions	(D)
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)	Qualifying Dividends[1]
Delaware Ivy Core Equity Fund	75.72%	24.28%	—	100.00%	63.91%
Delaware Ivy Global Bond Fund	—	100.00%	—	100.00%	—
Delaware Ivy Global Equity Income Fund	53.19%	46.81%	—	100.00%	30.63%
Delaware Ivy Global Growth Fund	80.75%	19.25%	—	100.00%	83.14%
Delaware Ivy Government Money Market Fund	—	100.00%	—	100.00%	—
Delaware Ivy High Income Fund	—	100.00%	—	100.00%	—
Delaware Ivy International Core Equity Fund	—	100.00%	—	100.00%	—
Delaware Ivy International Value Fund	—	100.00%	—	100.00%	—
Delaware Ivy Large Cap Growth Fund	65.73%	34.27%	—	100.00%	33.52%
Delaware Ivy Limited-Term Bond Fund	—	100.00%	—	100.00%	—
Delaware Ivy Managed International Opportunities Fund	8.39%	91.61%	—	100.00%	9.99%
Delaware Ivy Mid Cap Growth Fund	86.19%	13.81%	—	100.00%	26.68%
Delaware Ivy Mid Cap Income Opportunities Fund	40.22%	59.78%	—	100.00%	90.07%
Delaware Ivy Municipal Bond Fund	29.45%	0.03%	70.52%	100.00%	—
Delaware Ivy Municipal High Income Fund	—	0.01%	99.99%	100.00%	—
Delaware Ivy Securian Core Bond Fund	7.82%	92.18%	—	100.00%	—
Delaware Ivy Small Cap Growth Fund	87.47%	12.53%	—	100.00%	12.94%
Delaware Ivy Smid Cap Core Fund	40.67%	59.33%	—	100.00%	17.66%
Delaware Ivy Systematic Emerging Markets Equity Fund	—	100.00%	—	100.00%	2.39%
Delaware Ivy Value Fund	64.76%	35.24%	—	100.00%	59.90%

(A) and (B) are based on a percentage of the Fund’s total distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is as follows:

Percentage
Delaware Ivy Core Equity Fund	69.92%
Delaware Ivy Global Bond Fund	—%
Delaware Ivy Global Equity Income Fund	77.16%
Delaware Ivy Global Growth Fund	100.00%
Delaware Ivy Government Money Market Fund	—%
Delaware Ivy High Income Fund	—%
Delaware Ivy International Core Equity Fund	98.02%
Delaware Ivy International Value Fund	100.00%
Delaware Ivy Large Cap Growth Fund	34.04%

Percentage
Delaware Ivy Limited-Term Bond Fund	—%
Delaware Ivy Managed International Opportunities Fund	68.85%
Delaware Ivy Mid Cap Growth Fund	27.85%
Delaware Ivy Mid Cap Income Opportunities Fund	97.02%
Delaware Ivy Municipal Bond Fund	—%
Delaware Ivy Municipal High Income Fund	—%
Delaware Ivy Securian Core Bond Fund	—%
Delaware Ivy Small Cap Growth Fund	12.91%
Delaware Ivy Smid Cap Core Fund	20.50%
Delaware Ivy Systematic Emerging Markets Equity Fund	77.67%
Delaware Ivy Value Fund	66.41%

Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Certain Funds intend to pass through foreign tax credits. The gross foreign source income earned during the fiscal year March 31, 2022 is as follows: Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Ivy Global Equity Income Fund	$595,231	$10,980,465
Delaware Ivy International Core Equity Fund	3,700,169	59,426,232
Delaware Ivy International Value Fund	488,447	7,010,971
Delaware Ivy Managed International Opportunities Fund	216,962	2,108,825
Delaware Ivy Systematic Emerging Markets Equity Fund	2,259,430	44,860,753

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Percentage
Delaware Ivy Global Bond Fund	99.94%
Delaware Ivy Government Money Market Fund	48.21%
Delaware Ivy High Income Fund	85.06%
Delaware Ivy Limited-Term Bond Fund	100.00%
Delaware Ivy Securian Core Bond Fund	97.77%

Other Fund information (Unaudited)

Board consideration of sub-advisory agreement for Delaware Ivy Global Bond Fund at a meeting held September 13, 2021

At a meeting held on September 13, 2021, the Board of Trustees (the “Board”) of Delaware Ivy Global Bond Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Global Limited (“MIMGL”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMGL, including its personnel, operations, and financial condition, which had been provided by MIMGL. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMGL; information concerning MIMGL’s organizational structure and the experience of its key investment management personnel; copies of MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMGL; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with its independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMGL, the Board reviewed the services to be provided by MIMGL pursuant to the Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by MIMGL regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to MIMGL. In discussing the nature of the services proposed to be provided by MIMGL, it was observed that the Sub-Advisory Agreement will include the provision of discretionary investment management services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMGL to the Fund and its shareholders and was confident in the abilities of MIMGL to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of MIMGL for the Fund, the Board reviewed information on prior performance for MIMGL. In evaluating performance, the Board considered its previous approval of MIMGL to provide fully discretionary services to other Delaware Funds.

Sub-advisory fee. The Board considered that DMC would pay MIMGL a discretionary investment sub-advisory fee based on the extent to which MIMGL provides services to the Fund as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fee, the Board also reviewed and considered the fee in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMGL. The Board noted that the sub-advisory fee is paid by DMC to MIMGL and is not an additional fee borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMGL, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to the Fund and in relation to MIMGL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fee is paid by DMC out of its management fee, and changes in the level of sub-advisory fee have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Fund. The Board considered the potential benefit to DMC and MIMGL of marketing a global approach on the portfolio management of its investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rates decline.

Board consideration of sub-advisory agreement for Delaware Ivy Managed International Opportunities Fund at a meeting held September 13, 2021

At a meeting held on September 13, 2021, the Board of Trustees (the “Board”) of Delaware Ivy Managed International Opportunities Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of its key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with its independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent, and quality of the services to be provided by MIMAK, the Board reviewed the services to be provided by MIMAK pursuant to the Sub-Advisory Agreement as described at the Meeting. The Board reviewed materials provided by MIMAK regarding the experience and qualifications of the personnel who will be responsible for providing services to the Fund. The Board also considered relevant performance information provided with respect to MIMAK. In discussing the nature of the services proposed to be provided by MIMAK, it was observed that the Sub-Advisory Agreement will include the provision of discretionary investment management services. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by MIMAK to the Fund and its shareholders and was confident in the abilities of MIMAK to provide quality services to the Fund and its shareholders.

Investment performance. In regard to the appointment of MIMAK for the Fund, the Board reviewed information on prior performance for MIMAK. In evaluating performance, the Board considered its previous approval of MIMAK to provide fully discretionary services to other Delaware Funds.

Sub-advisory fee. The Board considered that DMC would pay MIMAK a discretionary investment sub-advisory fee based on the extent to which MIMAK provides services to the Fund as described in the Sub-Advisory Agreement. In considering the appropriateness of the sub-advisory fee, the Board also reviewed and considered the fee in light of the nature, extent, and quality of the sub-advisory services to be provided by MIMAK. The Board noted that the sub-advisory fee is paid by DMC to MIMAK and is not an additional fee borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale, and fall-out benefits. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to the Fund and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fee is paid by DMC out of its management fee, and changes in the level of sub-advisory fee have no impact on Fund expenses. The Board was also provided with, and considered, information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Fund. The Board considered the potential benefit to DMC and MIMAK of marketing a global approach on the portfolio management of its investment strategies. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fund so that as the Fund grows in size, its effective investment management fee rates decline.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee

Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Asset Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Asset Management (2017–2019) Head of Macquarie Asset Management Americas (2015–2017)	146	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy[3] 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	146	None

Thomas L. Bennett[3] 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	146	None

Ann D. Borowiec[3] 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005– 2011) — J.P. Morgan Chase & Co.	146	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow[3] 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	146	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

H. Jeffrey Dobbs 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	146	Director, Valparaiso
University
(2012–Present)
Director, TechAccel LLC
(2015–Present) (Tech
R&D)
Board Member, Kansas
City Repertory Theatre
(2015–Present)
Board Member, Patients
Voices, Inc. (healthcare)
(2018–Present)
Kansas City Campus for
Animal Care
(2018–Present)
Director, National
Association of
Manufacturers
(2010–2015)
Director, The Children’s
Center
(2003–2015)
Director, Metropolitan
Affairs Coalition
(2003–2015)
Director, Michigan
Roundtable for Diversity
and Inclusion
(2003–2015)
Trustee, Ivy Funds
Complex
(2019–2021)

John A. Fry[3] 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	146	Director; Compensation
Committee and
Governance Committee
Member — Community
Health Systems
(May 2004–Present)
Director — Drexel Morgan
& Co. (2015–2019)
Director, Audit and
Compensation Committee
Member — vTv
Therapeutics Inc.
(2017–Present)
Director and Audit
Committee Member — FS
Credit Real Estate Income
Trust, Inc. (2018–Present)
Director — Federal
Reserve
Bank of Philadelphia
(January 2020–Present)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Joseph Harroz, Jr. 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020–Present), Interim President (2019–2020), Vice President (2010–2019) and Dean (2010–2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998–2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019–Present)	146	Director, OU Medicine,
Inc.
(2020–Present)
Director and Shareholder,
Valliance Bank
(2007–Present)
Director, Foundation
Healthcare (formerly
Graymark HealthCare)
(2008–2017)
Trustee, the Mewbourne
Family Support
Organization
(2006–Present) (non-
profit) Independent
Director, LSQ Manager,
Inc. (real estate)
(2007–2016)
Director, Oklahoma
Foundation for Excellence
(non-profit)
(2008–Present)
Trustee, Ivy Funds
Complex
(1998–2021)

Sandra A.J. Lawrence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016–2019); CFO, Children’s Mercy Hospitals and Clinics (2005–2016)	146	Director, Hall Family
Foundation
(1993–Present)
Director, Westar Energy
(utility) (2004–2018)
Trustee, Nelson-Atkins
Museum of Art (non-profit)
(2021–Present)
(2007–2020)
Director, Turn the Page
KC (non-profit)
(2012–2016)
Director, Kansas
Metropolitan Business and
Healthcare Coalition (non-
profit) (2017–2019)
Director, National
Association of Corporate
Directors (non-profit)
National Board (2022–
Present); Regional Board
(2017–2021)
Director, American Shared
Hospital Services (medical
device) (2017–2021)
Director, Evergy, Inc.,
Kansas City Power & Light
Company, KCP&L Greater
Missouri Operations
Company, Westar Energy,
Inc. and Kansas Gas and
Electric Company (related
utility companies) (2018–
Present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Sandra A.J. Lawrence (continued) 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016–2019); CFO, Children’s Mercy Hospitals and Clinics (2005–2016)	146	Director, Stowers
(research) (2018)
Co-Chair, Women
Corporate Directors
(director education)
(2018–2020)
Trustee, Ivy Funds
Complex
(2019-2021)
Director, Brixmor Property
Group Inc.
(2021–Present)
Director, Sera
Prognostics Inc.
(biotechnology)
(2021–Present)
Director, Recology
(resource recovery)
(2021–Present)

Frances A. Sevilla-Sacasa[3] 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011– March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	146	Trust Manager and Audit
Committee Chair —
Camden Property Trust
(August 2011–Present)
Director; Audit
and Compensation
Committee Member —
Callon Petroleum
Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–September
2021)
Director; Audit Committee
Member — Carrizo Oil &
Gas, Inc. (March 2018–
December 2019)

Thomas K. Whitford[3] 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman — PNC Financial Services Group (2010–April 2013)	146	Director — HSBC North
America Holdings Inc.
(December 2013–Present)
Director — HSBC
USA Inc.
(July 2014–Present)
Director — HSBC Bank
USA, National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April
2018)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood[3] 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present	146	Director; Finance
Committee and Audit
Committee Member —
H&R Block Corporation
(July 2008–Present)
Director; Investments
Committee, Capital and
Finance Committee, and
Audit Committee Member
— Grange Insurance
(2013–Present)
Trustee; Chair of
Nominating and
Governance Committee
and Audit Committee
Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021);
WCM Alternatives: Event-
Driven Fund (2013–
October 2021), and WCM
Alternatives: Credit Event
Fund (December 2017–
October 2021)
Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
					(2010–2016)

Janet L. Yeomans[3] 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006– July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	146	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	146	None[4]

Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	146	None[4]

Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	146	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

[2]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor and principal underwriter.
[3]	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
[4]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and principal underwriter as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888 923-3355.

About the organization

Board of directors/trustees	Sandra A.J. Lawrence

This annual report is for the information of Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Equity Income Fund, Delaware Ivy Global Growth Fund, Delaware Ivy Government Money Market Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Securian Core Bond Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, and Delaware Ivy Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 888 923-3355; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge on (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) the SEC’s website at sec.gov.

Former Chief Administrative Officer
Shawn K. Lytle	Children’s Mercy Hospitals and Clinics
President and
Chief Executive Officer	Frances A. Sevilla-Sacasa
Delaware Funds by Macquarie®	Former Chief Executive Officer
Banco Itaú International
Jerome D. Abernathy
Managing Member,	Thomas K. Whitford
Stonebrook Capital Management, LLC	Former Vice Chairman
PNC Financial Services Group
Thomas L. Bennett
Chairman of the Board	Christianna Wood
Delaware Funds by Macquarie	Chief Executive Officer and President
Private Investor	Gore Creek Capital, Ltd.

Ann D. Borowiec	Janet L. Yeomans
Former Chief Executive Officer	Former Vice President and Treasurer
Private Wealth Management	3M Company
J.P. Morgan Chase & Co.
Affiliated officers
Joseph W. Chow
Private investor	David F. Connor
Senior Vice President,
H. Jeffrey Dobbs	General Counsel, and Secretary
Former Global Sector Chairman	Delaware Funds by Macquarie
Industrial Manufacturing,
KPMG, LLP	Daniel V. Geatens
Senior Vice President and Treasurer
John A. Fry	Delaware Funds by Macquarie
President
Drexel University	Richard Salus
Senior Vice President and
Joseph Harroz, Jr.	Chief Financial Officer
President	Delaware Funds by Macquarie
University of Oklahoma

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $826,803 for the fiscal year ended March 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $526,500 for the fiscal year ended March 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2021. These audit-related services were related to the review of Form N-1A.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $153,252 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $116,730 for the fiscal year ended March 31, 2021. These tax-related services were related to the review of the registrant’s tax returns.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $51,987 for the fiscal year ended March 31, 2021.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were 9,044,000 and $217,320 for the registrant’s fiscal years ended March 31, 2022 and March 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 7, 2022

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 7, 2022